AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 26, 2016.

No. 333-138490

No. 811-21977

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 532	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 533	☒

(Check appropriate box or boxes)

POWERSHARES EXCHANGE-TRADED FUND TRUST II

(Exact Name of Registrant as Specified in Charter)

3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515

(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code: (800) 983-0903

Anna Paglia, Esquire

3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515

With a copy to:

Alan P. Goldberg, Esquire

K&L Gates LLP

70 W. Madison Street, Suite 3100

Chicago, Illinois 60602

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on (February 29, 2016) pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a) (1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus	February 29, 2016

PowerShares Exchange-Traded Fund Trust II

CNTR	PowerShares Contrarian Opportunities Portfolio	NYSE Arca, Inc.
FXEP	PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio	NYSE Arca, Inc.
PIZ	PowerShares DWA Developed Markets Momentum Portfolio	NYSE Arca, Inc.
PIE	PowerShares DWA Emerging Markets Momentum Portfolio	NYSE Arca, Inc.
DWAS	PowerShares DWA SmallCap Momentum Portfolio	NYSE Arca, Inc.
PXR	PowerShares Emerging Markets Infrastructure Portfolio	NYSE Arca, Inc.
FXEU	PowerShares Europe Currency Hedged Low Volatility Portfolio	NYSE Arca, Inc.
PAF	PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	NYSE Arca, Inc.
PXF	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	NYSE Arca, Inc.
PDN	PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	NYSE Arca, Inc.
PXH	PowerShares FTSE RAFI Emerging Markets Portfolio	NYSE Arca, Inc.
PAGG	PowerShares Global Agriculture Portfolio	The NASDAQ Stock Market LLC
PBD	PowerShares Global Clean Energy Portfolio	NYSE Arca, Inc.
PSAU	PowerShares Global Gold and Precious Metals Portfolio	The NASDAQ Stock Market LLC
PIO	PowerShares Global Water Portfolio	NYSE Arca, Inc.
IPKW	PowerShares International BuyBack AchieversTM Portfolio	The NASDAQ Stock Market LLC
FXJP	PowerShares Japan Currency Hedged Low Volatility Portfolio	NYSE Arca, Inc.
KBWB	PowerShares Bank Portfolio	NYSE Arca, Inc.
KBWD	PowerShares KBW High Dividend Yield Financial Portfolio	NYSE Arca, Inc.
KBWY	PowerShares KBW Premium Yield Equity REIT Portfolio	NYSE Arca, Inc.
KBWP	PowerShares KBW Property & Casualty Insurance Portfolio	NYSE Arca, Inc.

KBWR	PowerShares KBW Regional Banking Portfolio	NYSE Arca, Inc.
EQAL	PowerShares Russell 1000 Equal Weight Portfolio	NYSE Arca, Inc.
XRLV	PowerShares S&P 500 ex-Rate Sensitive Low Volatility Portfolio	NYSE Arca, Inc.
SPHB	PowerShares S&P 500® High Beta Portfolio	NYSE Arca, Inc.
SPHD	PowerShares S&P 500® High Dividend Low Volatility Portfolio	NYSE Arca, Inc.
SPLV	PowerShares S&P 500® Low Volatility Portfolio	NYSE Arca, Inc.
SPMO	PowerShares S&P 500 Momentum Portfolio	NYSE Arca, Inc.
SPVU	PowerShares S&P 500 Value Portfolio	NYSE Arca, Inc.
EELV	PowerShares S&P Emerging Markets Low Volatility Portfolio	NYSE Arca, Inc.
IDLV	PowerShares S&P International Developed Low Volatility Portfolio	NYSE Arca, Inc.
XMLV	PowerShares S&P MidCap Low Volatility Portfolio	NYSE Arca, Inc.
PSCD	PowerShares S&P SmallCap Consumer Discretionary Portfolio	The NASDAQ Stock Market LLC
PSCC	PowerShares S&P SmallCap Consumer Staples Portfolio	The NASDAQ Stock Market LLC
PSCE	PowerShares S&P SmallCap Energy Portfolio	The NASDAQ Stock Market LLC
PSCF	PowerShares S&P SmallCap Financials Portfolio	The NASDAQ Stock Market LLC
PSCH	PowerShares S&P SmallCap Health Care Portfolio	The NASDAQ Stock Market LLC
PSCI	PowerShares S&P SmallCap Industrials Portfolio	The NASDAQ Stock Market LLC
PSCT	PowerShares S&P SmallCap Information Technology Portfolio	The NASDAQ Stock Market LLC
XSLV	PowerShares S&P SmallCap Low Volatility Portfolio	NYSE Arca, Inc.
PSCM	PowerShares S&P SmallCap Materials Portfolio	The NASDAQ Stock Market LLC
PSCU	PowerShares S&P SmallCap Utilities Portfolio	The NASDAQ Stock Market LLC

“The U.S. Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.”

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CNTR	PowerShares Contrarian Opportunities Portfolio

Summary Information

Investment Objective

The PowerShares Contrarian Opportunities Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dow Jones U.S. Contrarian Opportunities Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses(1)	0.35%

(1)	“Management Fees” and “Total Annual Fund Operating Expenses” have been restated to reflect current fees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 128% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Underlying Index, which is composed of some of the largest stocks in the U.S. equity market. Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices, LLC (the “Index Provider”) compiles and maintains the Underlying Index, which employs a contrarian investment methodology to identify stocks whose recent performance lags that of the broader equity market, yet still outrank their peers based on company fundamentals and other qualitative criteria. A contrarian investment process seeks to identify companies that may have experienced adverse developments or negative investor sentiment, causing its securities to be out of favor or potentially

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undervalued, but which may offer promising future growth prospects. The Index Provider screens the constituents of the DowJones U.S. Broad Stock Market Index, which comprises the largest 2,500 U.S. stocks by float-adjusted market capitalization, to identify the 1,250 stocks with the lowest relative three-year trailing total returns. These stocks are scored on 10 qualitative factors of company fundamentals, with the best-ranked stocks receiving the highest scores. The scores for all 10 variables are summed to a composite rank, with the top 125 selected as Underlying Index constituents, subject to a maximum sector weight of 30%.

The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weighting in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund also will concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

“Contrarian” Investment Style Risk. A “contrarian” investment style generally invests in companies that appear to have good long-term fundamentals (e.g., financial condition, capabilities of management, earnings, new products and services) yet whose securities are currently out of favor with the majority of investors. Such investment style is subject to the risk that the valuations of such companies never improve (or even decline in price), or that the increase in value is less than anticipated or takes longer than expected. In addition, such securities may not perform as well as other types of securities (e.g., growth securities) or the stock market in general.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

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Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The table provides an indication of the risks of investing in the Fund by showing how the Fund’s average annual total return compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Year

Best Quarter	Worst Quarter
1.66% (4th Quarter 2015)	(11.55)% (3rd Quarter 2015)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (1/15/14)
Return Before Taxes	(9.61)%	(0.96)%
Return After Taxes on Distributions	(9.80)%	(1.26)%
Return After Taxes on Distributions and Sale of Fund Shares	(5.25)%	(0.70)%
Blended - Dow Jones U.S. Contrarian Opportunities Index(1) (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	(9.17)%	(0.46)%
NYSE Century Index (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	(4.59)%	2.07%
S&P 500® Index (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	1.38%	7.48%
Dow Jones U.S. Contrarian Opportunities Index (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	(6.89)%	(0.43)%

(1)	Blended - Dow Jones U.S. Contrarian Opportunities Index performance prior to 5/22/2015 reflects that of the original Underlying Index, NYSE Century Index. From 5/22/2015 forward, performance reflects that of the Underlying Index, Dow Jones U.S. Contrarian Opportunities Index.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Tony Seisser	Vice President and Portfolio Manager of the Adviser	Since Inception
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

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Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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FXEP	PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio

Summary Information

Investment Objective

The PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P EPAC Ex. Korea Low Volatility USD Hedged Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.25%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$26	$80

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the period from the Fund’s commencement of investment operations (October 6, 2015) through the end of the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Underlying Index. Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is designed to measure the performance of the 200

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least volatile stocks in the S&P EPAC Ex-Korea LargeMidCap Index, while also employing a currency-hedged strategy to mitigate exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries in which the component securities of the Underlying Index are domiciled. The S&P EPAC Ex-Korea LargeMidCap Index includes publicly listed large-cap or mid-cap equity stocks of any style (e.g., growth or value stocks) of companies located in developed market countries throughout Europe and the Asia Pacific region (but excluding South Korea). From the constituents of the S&P EPAC Ex-Korea LargeMidCap Index, the Index Provider selects securities with the least volatility over the past 12 months for inclusion in the Underlying Index. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Underlying Index is weighted such that the least volatile stocks receive the greatest weights. The Fund’s investments will be denominated in foreign currencies, thereby potentially subjecting the Fund to fluctuations in exchange rates between such currencies and the U.S. dollar. For example, the Fund’s net asset value (“NAV”) could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. To hedge against such exchange rate fluctuations, the Fund will invest in foreign currency forward contracts, which are contracts between two parties to buy or sell a specified amount of a specific currency in the future at an agreed upon exchange rate. Through these contracts, the Fund is able to “lock in” the contract’s agreed-upon exchange rates. Through this process, the Fund attempts to use the profits (or losses) from the forward contracts to offset the losses (or profits) from changes in currency values. Depending on the currency fluctuations, the Fund may sacrifice potential currency gains by locking in a certain rate; however, it effectively negates the risk of loss that the Fund may incur from the currency exposure. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, it does not necessarily eliminate the Fund’s exposure to the currencies all together. The return of the foreign currency forward contracts may not perfectly offset the actual fluctuations between the component currencies and the U.S. dollar. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weighting in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Currency Risk. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar and the Fund’s attempt to hedge currency exposure is unsuccessful. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on the Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Currency Hedging Risk. While currency hedging can reduce or eliminate losses, it can also reduce or eliminate gains. There can be no assurance that the Fund’s hedging strategy will effectively reduce the currency risk included in the Fund’s portfolio. Hedges are sometimes subject to imperfect matching between the derivative and its reference asset.

Some foreign currency forward contracts are less liquid, which could result in the Fund being unable to structure its hedging transactions as intended. Increased volatility in exchange rates will

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generally reduce the effectiveness of the Fund’s currency hedging strategy. The effectiveness of the Fund’s currency hedging strategy will also in general be affected by interest rates. Significant differences between U.S. dollar interest rates and foreign currency interest rates may impact the effectiveness of the Fund’s currency hedging strategy. The Fund’s exposure to the value of the currencies may not be fully hedged at all times. Furthermore, while the Fund is designed to hedge against currency fluctuations, it is possible that a degree of currency exposure may remain even at the time a hedging transaction is implemented.

Commodity Pool Risk. Under amended regulations promulgated by the CFTC, the Fund’s investments will cause it to be considered a commodity pool, thereby subjecting it to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a commodity pool operator (“CPO”) and as a commodity trading advisor (“CTA”), and will manage the Fund in accordance with CFTC rules, as well as the rules that apply to registered investment companies. Registration as a CPO or CTA imposes additional compliance obligations on the Adviser, which could increase costs and may affect the operations and financial performance of the Fund.

Counterparty Risk. Many currency forward contracts are derivative transactions between two parties, which typically are described as “over the counter.” To the extent the Fund enters into over-the-counter derivative transactions to pursue its currency hedging strategy, the Fund will be subject to counterparty risk with respect to these transactions, which is the risk that the other party in the transaction will not fulfill its contractual obligations. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets, or may have no recovery at all.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund also will concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Geographic Concentration Risk. The Fund may invest a significant portion of its total assets in securities of issuers from a specific country or geographic region. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund’s investments in the affected region.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable. In certain circumstances, market quotations may not be readily available for some securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the

9

Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

As of the date of this Prospectus, the Fund does not yet have a full calendar year of performance history. The Fund’s annual return will be provided once the Fund has a full calendar year of performance. The Fund’s performance information is accessible on the Fund’s website at www.invescopowershares.com and provides some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	Since Inception
Tony Seisser	Vice President and Portfolio Manager of the Adviser	Since Inception

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares will be listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

10

PIZ	PowerShares DWA Developed Markets Momentum Portfolio

Summary Information

Investment Objective

The PowerShares DWA Developed Markets Momentum Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Developed Markets Technical Leaders Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.81%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$83	$259	$450	$1,002

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 120% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the equity securities that comprise the Underlying Index.The Underlying Index is comprised of equity securities of large capitalization companies based in countries with developed economies, excluding the United States. Dorsey Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) selects such securities pursuant to its proprietary selection methodology, which is designed to identify securities that demonstrate powerful relative strength characteristics.

“Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance

11

against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

Dorsey Wright selects securities for inclusion in the Underlying Index from an eligible universe of the largest 1,000 constituents by market capitalization within the NASDAQ Developed Markets Ex United States Index. The Index Provider assigns a relative strength score to each eligible security and selects approximately 100 securities with the greatest scores for inclusion in the Underlying Index. Component security weights are based on relative scores, with securities with higher scores receiving larger weights.

The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund’s investments in the affected region.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

12

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
23.41% (3rd Quarter 2010)	(32.70)% (3rd Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (12/28/07)
Return Before Taxes	(0.15)%	3.85%	1.18%
Return After Taxes on Distributions	(0.29)%	3.41%	0.92%
Return After Taxes on Distributions and Sale of Fund Shares	0.24%	3.00%	1.00%
Dorsey Wright® Developed Markets Technical Leaders Index (Net) (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	1.06%	4.95%	2.23%
MSCI EAFE® Index (Net) (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	(0.81)%	3.60%	(0.52)%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	February 2015
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2015
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	October 2013

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market

13

prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

14

PIE	PowerShares DWA Emerging Markets Momentum Portfolio

Summary Information

Investment Objective

The PowerShares DWA Emerging Markets Momentum Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Emerging Markets Technical Leaders Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.90%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$92	$287	$498	$1,108

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 176% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the equity securities that comprise the Underlying Index. The Underlying Index is comprised of equity securities of large capitalization companies based in emerging market countries. Dorsey Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) selects such securities pursuant to its proprietary selection methodology, which is designed to identify securities that demonstrate powerful relative strength characteristics.

“Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance

15

against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

Dorsey Wright selects securities for inclusion in the Underlying Index from an eligible universe of the largest 1,000 constituents by market capitalization within the NASDAQ Emerging Markets Index (except for U.S.–listed American Depositary Receipts or foreign listings). The Index Provider assigns a relative strength score to each eligible security and selects approximately 100 securities with the greatest scores for inclusion in the Underlying Index. Component security weights are based on relative scores, with securities with higher scores receiving larger weights.

The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Emerging Markets Investment Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation

16

at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund’s investments in the affected region.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
27.40% (2nd Quarter 2009)	(36.53)% (3rd Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (12/28/07)
Return Before Taxes	(14.00)%	(2.83)%	(5.45)%
Return After Taxes on Distributions	(13.89)%	(2.77)%	(5.43)%
Return After Taxes on Distributions and Sale of Fund Shares	(7.52)%	(1.87)%	(3.79)%
Dorsey Wright® Emerging Markets Technical Leaders Index (Net) (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	(12.41)%	(1.34)%	(2.12)%
MSCI Emerging Markets IndexSM (Net) (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	(14.92)%	(4.81)%	(3.16)%

17

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	February 2015
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2015
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	October 2013

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

18

DWAS	PowerShares DWA SmallCap Momentum Portfolio

Summary Information

Investment Objective

The PowerShares DWA SmallCap Momentum Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® SmallCap Technical LeadersTM Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.60%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 141% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in equity securities of small capitalization companies that comprise the Underlying Index. Dorsey, Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) selects such securities pursuant to its proprietary selection methodology, which is designed to identify securities that demonstrate powerful relative strength characteristics.

“Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

19

Dorsey Wright selects securities for inclusion in the Underlying Index from an eligible universe of the smallest 2,000 constituents by market capitalization that trade on a U.S. exchange and that are included within the NASDAQ US Benchmark Index. The Index Provider assigns a relative strength score to each eligible security and selects approximately 200 securities with the greatest scores for inclusion in the Underlying Index. Component security weights are based on relative scores, with securities with higher scores receiving larger weights.

The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they focus are still evolving, and, as a result, they may be more sensitive to changing market conditions.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In the following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

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Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The table provides an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
17.60% (1st Quarter 2013)	(10.16)% (3rd Quarter 2015)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (07/19/12)
Return Before Taxes	(3.33)%	13.02%
Return After Taxes on Distributions	(3.38)%	12.95%
Return After Taxes on Distributions and Sale of Fund Shares	(1.85)%	10.26%
Dorsey Wright® SmallCap Technical Leaders Index (reflects no deduction for fees, expenses or taxes)	(2.78)%	13.72%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	(4.41)%	12.14%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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PXR	PowerShares Emerging Markets Infrastructure Portfolio

Summary Information

Investment Objective

The PowerShares Emerging Markets Infrastructure Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S-Network Emerging Infrastructure Builders IndexSM (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.77%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$79	$246	$428	$954

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the equity securities of companies involved in the following sectors related to infrastructure construction and development in emerging market countries: 1) construction and engineering; 2) construction machinery; 3) construction materials; 4) diversified metals and mining; 5) heavy electrical equipment; 6) industrial machinery; and 7) steel, and that comprise the Underlying Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Underlying Index rather than in

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ADRs and GDRs. The Underlying Index is calculated and maintained by Standard & Poor’s Custom Indices on behalf of S-Network Global Indexes Inc. (the “Index Provider”). Emerging market countries are determined according to the Index Provider’s definition, which currently includes those countries identified in the World Bank Country Classification system as “Middle Income” countries. The Underlying Index includes stocks with a minimum market capitalization of $500 million and stocks are removed if the market capitalization falls below $300 million.

Historically, the Underlying Index has consisted of securities of companies listed on exchanges in Australia, Bermuda, Brazil, Canada, Chile, China, Egypt, France, Hong Kong, India, Indonesia, Israel, Luxembourg, Malaysia, Mexico, Poland, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan and the United States. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Risks of Investing in the Infrastructure Industry. Infrastructure companies are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown including surplus capacity, government budgetary constraints and other factors. Additionally, infrastructure companies may be subject to regulation by various governmental authorities and also may be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other issues and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that publicly-funded infrastructure projects, especially in emerging markets, may be subject to the effects of public corruption resulting in delays and cost overruns. Other risks include environmental damage due to a company’s operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.

Basic Materials Sector Risk. Changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations may adversely affect the companies engaged in the production and distribution of basic materials.

Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Also, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations could adversely affect the companies in this sector.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation,

23

nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Emerging Markets Investment Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

China Investment Risk. The Fund may invest a significant portion of its total assets in securities of issuers from China. Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion.

Asia Pacific Economic Risk. The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small-and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Geographic Concentration Risk. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund’s investments in the affected region.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a

24

security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
47.04% (2nd Quarter 2009)	(33.11)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (10/16/08)
Return Before Taxes	(22.89)%	(10.93)%	4.74%
Return After Taxes on Distributions	(23.03)%	(11.03)%	4.61%
Return After Taxes on Distributions and Sale of Fund Shares	(12.50)%	(7.53)%	4.07%
S-Network Emerging Infrastructure Builders IndexSM (reflects no deduction for fees, expenses or taxes)	(22.27)%	(10.04)%	6.20%
MSCI Emerging Markets IndexSM (Net) (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	(14.92)%	(4.81)%	7.09%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	February 2015
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2015
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	October 2013

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

25

FXEU	PowerShares Europe Currency Hedged Low Volatility Portfolio

Summary Information

Investment Objective

The PowerShares Europe Currency Hedged Low Volatility Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P Eurozone Low Volatility USD Hedged Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.25%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$26	$80

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the period from the Fund’s commencement of investment operations (May 4, 2015) through the end of the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Underlying Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is designed to measure the performance of the 80 least volatile stocks in the S&P Eurozone

26

BMI Index, while also employing a currency-hedged strategy to mitigate exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries in which the component securities of the Underlying Index are domiciled.

The S&P Eurozone BMI Index includes publicly listed equity stocks of any capitalization and/or style (e.g., growth or value stocks) of companies located in developed and emerging markets throughout the European Union. From the constituents of the S&P Eurozone BMI Index, the Index Provider selects securities with the least volatility over the past 12 months for inclusion in the Underlying Index. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Underlying Index is weighted such that the least volatile stocks receive the greatest weights.

The Fund’s investments will be denominated in foreign currencies, thereby potentially subjecting the Fund to fluctuations in exchange rates between such currencies and the U.S. dollar. For example, the Fund’s net asset value (“NAV”) could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. To hedge against such exchange rate fluctuations, the Fund will invest in foreign currency forward contracts, which are contracts between two parties to buy or sell a specified amount of a specific currency in the future at an agreed upon exchange rate. Through these contracts, the Fund is able to “lock in” the contract’s agreed-upon exchange rates. Through this process, the Fund attempts to use the profits (or losses) from the forward contracts to offset the losses (or profits) from changes in currency values. Depending on the currency fluctuations, the Fund may sacrifice potential currency gains by locking in a certain rate; however, it effectively negates the risk of loss that the Fund may incur from the currency exposure. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, it does not necessarily eliminate the Fund’s exposure to currencies all together. The return of the foreign currency forward contracts may not perfectly offset the actual fluctuations between the component currencies and the U.S. dollar.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Investing in the European Union Risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union’s enlargement to the south and east, and resolution of the European Union’s problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. European countries that are part of the European Union may be significantly affected by the tight fiscal and monetary controls that the Union seeks to impose on its members.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Foreign Investments Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns. The risks of investing in foreign markets are exacerbated when investing in securities of issuers in emerging market countries.

Emerging Markets Investment Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to

27

greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Currency Risk. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar and the Fund’s attempt to hedge currency exposure is unsuccessful. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on the Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Currency Hedging Risk. While currency hedging can reduce or eliminate losses, it can also reduce or eliminate gains. There can be no assurance that the Fund’s hedging strategy will effectively reduce the currency risk included in the Fund’s portfolio. Hedges are sometimes subject to imperfect matching between the derivative and its reference asset. Some foreign currency forward contracts are less liquid, which could result in the Fund being unable to structure its hedging transactions as intended. Increased volatility in exchange rates will generally reduce the effectiveness of the Fund’s currency hedging strategy. The effectiveness of the Fund’s currency hedging strategy will also in general be affected by interest rates. Significant differences between U.S. dollar interest rates and foreign currency interest rates may impact the effectiveness of the Fund’s currency hedging strategy. The Fund’s exposure to the value of the currencies may not be fully hedged at all times. Furthermore, while the Fund is designed to hedge against currency fluctuations, it is possible that a degree of currency exposure may remain even at the time a hedging transaction is implemented.

Counterparty Risk. Many currency forward contracts are derivative transactions between two parties, which typically are described as “over the counter.” To the extent the Fund enters into over-the-counter derivative transactions to pursue its currency hedging strategy, the Fund will be subject to counterparty risk with respect to these transactions, which is the risk that the other party in the transaction will not fulfill its contractual obligations. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets, or may have no recovery at all.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund also will concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Geographic Concentration Risk. The Fund will invest a significant portion of its total assets in securities of issuers from European countries. A natural or other disaster could occur in that geographic region, which could negatively affect the economy or particular business operations of companies in the European Union and adversely impact the Fund’s investments in the European Union.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

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Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Commodity Pool Risk. Under amended regulations promulgated by the CFTC, the Fund’s investments will cause it to be considered a commodity pool, thereby subjecting it to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a commodity pool operator (“CPO”) and as a commodity trading advisor (“CTA”), and will manage the Fund in accordance with CFTC rules, as well as the rules that apply to registered investment companies. Registration as a CPO or CTA imposes additional compliance obligations on the Adviser, which could increase costs and may affect the operations and financial performance of the Fund.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

As of the date of this Prospectus, the Fund does not yet have a full calendar year of performance history. The Fund’s annual return will be provided once the Fund has a full calendar year of performance. The Fund’s performance information is accessible on the Fund’s website at www.invescopowershares.com and provides some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	Since Inception
Tony Seisser	Vice President and Portfolio Manager of the Adviser	Since Inception

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares will be listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV(at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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PAF	PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio

Summary Information

Investment Objective

The PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI Developed Asia Pacific ex Japan Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.49%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.49%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$50	$157	$274	$616

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in equity securities that are classified as “Asia Pacific” within the country classification definition of FTSE International Limited (“FTSE” or the “Index Provider”), excluding Japanese companies, and that comprise the Underlying Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Underlying Index, rather than in ADRs and GDRs. The Underlying Index is designed to track the performance of the Asia Pacific companies with the largest cumulative scores (“ Fundamental Value”), selected from the constituents of the FTSE All Cap Developed Index, as determined by FTSE. The Index Provider selects and weights the companies

30

based on their Fundamental Values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends.

Historically, the Underlying Index has consisted of securities of companies that were domiciled in Australia, Hong Kong, New Zealand, Singapore and South Korea or primarily listed on an exchange in such countries. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry;

competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Emerging Markets Investment Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets usually are subject to greater market volatility, lower

31

trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Asia Pacific Economic Risk. The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Geographic Concentration Risk. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund’s investments in the affected region.

Medium Capitalization Company Risk. Investing in securities of medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying

Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
30.53% (3rd Quarter 2009)	(26.48)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

32

	1 Year	5 Years	Since Inception (06/25/07)
Return Before Taxes	(11.98)%	(1.42)%	1.78%
Return After Taxes on Distributions	(12.59)%	(2.00)%	1.10%
Return After Taxes on Distributions and Sale of Fund Shares	(6.07)%	(0.83)%	1.51%
FTSE RAFI Developed Asia Pacific ex Japan Index (Net) (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	(11.30)%	(0.62)%	2.65%
MSCI Pacific ex Japan Index (Net) (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	(8.47)%	0.87%	1.70%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	February 2015
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2015
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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PXF	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio

Summary Information

Investment Objective

The PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI Developed ex U.S. 1000 Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.46%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$47	$148	$258	$579

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the securities of companies originating in countries that are classified as “developed” within the country classification definition of FTSE International Limited (“FTSE” or the “Index Provider”), excluding the United States, and that comprise the Underlying Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Underlying Index rather than in ADRs and GDRs. The Underlying Index is designed to track the performance of the companies domiciled in

34

developed markets with the largest cumulative scores (“Fundamental Value”), selected from the constituents of the FTSE RAFI Developed ex US Large/Mid-Cap Index as determined by FTSE. The Index Provider selects and weights companies based on their Fundamental Values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends.

Historically, the Underlying Index has consisted of securities of companies that were domiciled in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom or primarily listed on an exchange in such countries. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Geographic Concentration Risk. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund’s investments in the affected region.

Medium Capitalization Company Risk. Investing in securities of medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

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Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
35.23% (2nd Quarter 2009)	(22.75)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (06/25/07)
Return Before Taxes	(4.83)%	1.52%	(0.98)%
Return After Taxes on Distributions	(5.32)%	1.091%	(1.30)%
Return After Taxes on Distributions and Sale of Fund Shares	(1.99)%	1.41%	(0.51)%
FTSE RAFI Developed ex U.S. 1000 Index (Net) (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	(5.28)%	1.89%	(0.46)%
MSCI EAFE® Index (Net) (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	(0.81)%	3.60%	(0.36)%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	February 2015
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2015
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

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Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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PDN	PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio

Summary Information

Investment Objective

The PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI Developed ex U.S. Mid Small 1500 Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.49%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.50%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in securities of small-and mid-capitalization companies that are classified as “developed” within the country classification definition of FTSE International Limited (“FTSE” or the “Index Provider”), excluding the United States, and that comprise the Underlying Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Underlying Index rather than in ADRs and GDRs. The

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Underlying Index is designed to track the performance of the smalland mid-capitalization companies domiciled in developed markets with the highest ranking cumulative score (“Fundamental Value”), selected from the constituents of the FTSE Developed All Cap ex U.S. Index, as determined by FTSE. The Index Provider selects and weights companies based on their Fundamental Values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends.

Historically, the Underlying Index has consisted of securities of companies that were domiciled in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Geographic Concentration Risk. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund’s investments in the affected region.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Mid-Capitalization Company Risk. Investing in securities of small-and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

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Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
39.94% (2nd Quarter 2009)	(19.44)% (3rd Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (09/27/07)
Return Before Taxes	3.60%	3.76%	2.64%
Return After Taxes on Distributions	3.31%	3.50%	2.34%
Return After Taxes on Distributions and Sale of Fund Shares	2.65%	3.14%	2.20%
FTSE RAFI Developed ex US Mid Small 1500 Index (Net) (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	3.42%	4.19%	3.26%
MSCI EAFE® Small Cap Index (Net) (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	9.59%	6.32%	2.50%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	February 2015
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2015
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

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Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

41

PXH	PowerShares FTSE RAFI Emerging Markets Portfolio

Summary Information

Investment Objective

The PowerShares FTSE RAFI Emerging Markets Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI Emerging Markets Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.49%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.49%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$50	$157	$274	$616

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in securities of companies domiciled in countries that are classified as emerging markets within the country classification definition of FTSE International Limited (“FTSE” or the “Index Provider”) that comprise the Underlying Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Underlying Index. The Fund anticipates that a significant portion of its investments will be in ADRs and GDRs that are based on the securities included in the Underlying Index. The Underlying Index is designed to track the performance of securities of companies domiciled in emerging market countries with the highest ranking cumulative score (“Fundamental Value”), selected from the

42

constituents of the FTSE Emerging All Cap Index, as determined by FTSE. The Index Provider selects and weights the securities based on their Fundamental Values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends.

Historically, the Underlying Index has consisted of securities of companies that were domiciled in Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Emerging Markets Investment Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

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China Investment Risk. The Fund may invest a significant portion of its total assets in securities of issuers from China. Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion.

ADR and GDR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Geographic Concentration Risk. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund’s investments in the affected region.

Medium Capitalization Company Risk. Investing in securities of medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. The Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

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Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
31.87% (2nd Quarter 2009)	(24.21)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (09/27/07)
Return Before Taxes	(22.69)%	(8.91)%	(4.91)%
Return After Taxes on Distributions	(23.15)%	(9.19)%	(5.12)%
Return After Taxes on Distributions and Sale of Fund Shares	(12.21)%	(6.06)%	(3.20)%
FTSE RAFI Emerging Markets Index (Net) (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	(21.65)%	(8.22)%	(3.62)%
MSCI Emerging Markets IndexSM (Net) (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	(14.92)%	(4.81)%	(2.61)%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	February 2015
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2015
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

45

PAGG	PowerShares Global Agriculture Portfolio

Summary Information

Investment Objective

The PowerShares Global Agriculture Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX Global Agriculture IndexSM (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.76%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$78	$243	$422	$942

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the securities of companies engaged in agriculture and farming-related activities that comprise the Underlying Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Underlying Index rather than in ADRs and GDRs. Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) calculates and maintains the Underlying Index, which is designed to measure the overall performance of the most liquid, globally traded securities of companies engaged in agriculture and farming-related activities. The Underlying Index may include securities in emerging market countries. In addition, each security, according to a recognized market data vendor, must have a

46

minimum worldwide market capitalization of $500 million, a minimum three-month average daily dollar trading volume of $1 million and a minimum free float of 20% prior to inclusion in the Underlying Index. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index. The Underlying Index can be comprised of common stocks, ordinary shares, depositary receipts, shares of beneficial interest or limited partnership interests and tracking stocks.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events;

obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Risks of Investing in the Agriculture Industry. Companies involved in the agriculture industry and farming-related activities may be affected by certain legislative or regulatory developments related to food safety, the environment, taxes and other governmental policies. Companies involved in the agriculture industry and farming-related activities may face the risk of liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. An increased competitive landscape, caused by increased availability of food and other agricultural commodities, economic recession or labor difficulties, may lead to a decrease in demand for the products and services provided by companies involved in agriculture and farming-related activities.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Emerging Markets Investment Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations

47

on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Limited Partnership Risk. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. Since publicly traded limited partnerships are a less common form of organizational structure than corporations, limited partnership units may be less liquid than publicly traded common stock. In addition, interest income generated from limited partnerships deemed not to be “publicly traded” will not be considered “qualifying income” under the Internal Revenue Code of 1986, as amended, and may trigger adverse tax consequences. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Tracking Stock Risk. Many of the risks of investing in common stock are applicable to tracking stock. Tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. Therefore, tracking stock may decline in value even if the common stock of the larger company increases in value. In addition, holders of tracking stock may not have the same rights as holders of the company’s common stock.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Geographic Concentration Risk. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund’s investments in the affected region.

Small-and Mid-Capitalization Company Risk. Investing in securities of small-and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance

48

(before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
28.69% (3rd Quarter 2010)	(21.55)% (2nd Quarter 2010)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (09/18/08)
Return Before Taxes	(19.14)%	(4.57)%	0.52%
Return After Taxes on Distributions	(19.55)%	(4.78)%	0.35%
Return After Taxes on Distributions and Sale of Fund Shares	(10.12)%	(3.16)%	0.62%
NASDAQ OMX Global Agriculture IndexSM (Net) (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	(19.33)%	(4.39)%	0.95%
MSCI EAFE® Index (Net) (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	(0.81)%	3.60%	3.98%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	February 2015
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2015
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	October 2013

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on The NASDAQ Stock Market LLC and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

49

PBD	PowerShares Global Clean Energy Portfolio

Summary Information

Investment Objective

The PowerShares Global Clean Energy Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the WilderHill New Energy Global Innovation Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.77%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$79	$246	$428	$954

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the securities of companies engaged in the business of the advancement of cleaner energy and conservation that comprise the Underlying Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Underlying Index rather than in ADRs and GDRs. The Underlying Index is comprised primarily of companies whose technologies focus on the generation and use of cleaner energy, conservation and efficiency, and the advancement of renewable energy in general, as determined by WilderHill New Energy Finance, LLC (the “Index Provider”). The Underlying Index is mainly comprised of companies in wind, solar, biofuels, hydro, wave

50

and tidal, geothermal and other relevant renewable energy businesses and also includes companies involved in energy conversion, storage, conservation, efficiency, materials, pollution control, emerging hydrogen and fuel cells. The Index Provider selects securities principally on the basis of their capital appreciation potential as identified by the Index Provider pursuant to a proprietary Index methodology, with a bias placed on renewable energy companies. The Underlying Index may include companies in emerging market countries.

Historically, the Underlying Index has consisted of securities of companies domiciled in countries including, but not limited to Australia, Austria, Brazil, Canada, China, Denmark, France, Finland, Germany, Hong Kong, India, Ireland, Italy, Japan, New Zealand, Norway, the Philippines, Portugal, South Korea, Spain, Sweden, Switzerland, Taiwan, Turkey, the United Kingdom and the United States or primarily listed on an exchange in such countries. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Risks of Investing in the Clean Energy Industry. Obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions significantly affect the clean energy industry. In addition, intense competition and legislation resulting in more strict government regulations and enforcement policies and specific expenditures for cleanup efforts can affect the clean energy industry. Risks associated with hazardous materials, fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations can significantly affect this industry. Also, supply of, and demand for, specific products or services, the supply of, and demand for, oil and gas, the price of oil and gas, production spending, government regulation, world events and economic conditions may affect the industry. Shares in the companies involved in this industry have been significantly more volatile than shares of companies operating in other, more established industries. Currently, certain methods used to value companies involved in the alternative power and power technology sectors, particularly those companies that have not yet traded profitably, have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to increase further the volatility of certain alternative power and power technology company share prices.

Energy Sector Risk. Changes in worldwide energy prices, exploration and production spending may adversely affect companies in the energy sector. In addition, changes in government regulation, world events and economic conditions can affect these companies. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations also could affect companies in this sector.

Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers,

51

and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Emerging Markets Investment Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Geographic Concentration Risk. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund’s investments in the affected region.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

52

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
36.12% (2nd Quarter 2009)	(37.19)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (06/13/07)
Return Before Taxes	0.24%	(2.71)%	(7.99)%
Return After Taxes on Distributions	(0.04)%	(3.03)%	(8.17)%
Return After Taxes on Distributions and Sale of Fund Shares	0.38%	(2.08)%	(5.60)%
WilderHill New Energy Global Innovation Index (reflects no deduction for fees, expenses or taxes)	0.92%	(2.32)%	(7.04)%
MSCI EAFE® Index (Net) (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	(0.81)%	3.60%	(0.15)%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	February 2015
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2015
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	October 2013

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

53

PSAU	PowerShares Global Gold and Precious Metals Portfolio

Summary Information

Investment Objective

The PowerShares Global Gold and Precious Metals Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX Global Gold and Precious Metals IndexSM (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the securities of companies involved in the gold, silver and other precious metals mining industries that comprise the Underlying Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Underlying Index rather than in ADRs and GDRs. Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) calculates and maintains the Underlying Index, which is designed to measure the overall performance of the most liquid, globally traded securities of companies involved in gold, silver and other precious metals mining industry activities. In addition, each security, according to a recognized market data vendor, must have a minimum

54

worldwide market capitalization of $500 million, a minimum three-month average daily dollar trading volume of $1 million and a minimum free float of 20% prior to inclusion in the Underlying Index. The Underlying Index may include securities in emerging market countries. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index. The Underlying Index can be comprised of common stocks, ordinary shares, depositary receipts, shares of beneficial interest or limited partnership interests and tracking stocks.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Risks of Investing in the Gold, Silver and Precious Metals Industry. Investments related to gold, silver and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold, silver and other precious metals may fluctuate sharply over short periods of time, even during periods of rising prices, due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies, changes in industrial and commercial demand, limited markets, fabricator demand, gold sales by governments, trade imbalances and restrictions, currency devaluation or revaluation, central banks or international agencies, investment speculation, inability to raise capital, increases in production costs, political unrest in nations where sources of precious metals are located, monetary and other economic policies of various governments and government restrictions on private ownership of precious metals and mining land. Markets therefore are volatile at times, and there may be sharp fluctuations in prices even during periods of rising prices. The metals industry can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices and tax and government regulations.

Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Emerging Markets Investment Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to

55

domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Limited Partnership Risk. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. Since publicly traded limited partnerships are a less common form of organizational structure than corporations, limited partnership units may be less liquid than publicly traded common stock. In addition, interest income generated from limited partnerships deemed not to be “publicly traded” will not be considered “qualifying income” under the Internal Revenue Code of 1986, as amended, and may trigger adverse tax consequences. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Tracking Stock Risk. Many of the risks of investing in common stock are applicable to tracking stock. Tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. Therefore, tracking stock may decline in value even if the common stock of the larger company increases in value. In addition, holders of tracking stock may not have the same rights as holders of the company’s common stock.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Geographic Concentration Risk. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund’s investments in the affected region.

Canada Risk. Because the Fund invests a significant portion of its assets in companies that are domiciled in Canada, the Fund is particularly sensitive to political, economic and social conditions in that country. Canada is a major producer of metals. The Canadian economy is especially dependent on the demand for, and supply of, natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Any adverse events that affect Canada’s major industries may have a negative impact on the overall Canadian economy and the shares of the Fund.

Small- and Mid-Capitalization Company Risk. Investing in securities of small and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price

56

than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
21.90% (3rd Quarter 2012)	(36.07)% (2nd Quarter 2013)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (09/18/08)
Return Before Taxes	(26.07)%	(24.58)%	(10.06)%
Return After Taxes on Distributions	(26.17)%	(24.63)%	(10.19)%
Return After Taxes on Distributions and Sale of Fund Shares	(14.64)%	(15.65)%	(6.67)%
NASDAQ OMX Global Gold and Precious Metals IndexSM (reflects no deduction for fees, expenses or taxes)	(25.50)%	(23.87)%	(9.37)%
MSCI EAFE® Index (Net) (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	(0.81)%	3.60%	3.98%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	February 2015
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2015
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	October 2013

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on The NASDAQ Stock Market LLC and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

57

PIO	PowerShares Global Water Portfolio

Summary Information

Investment Objective

The PowerShares Global Water Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX Global Water IndexSM (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.76%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$78	$243	$422	$942

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 78% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the securities of companies listed on a global exchange that create products designed to conserve and purify water for homes, businesses and industries that comprise the Underlying Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Underlying Index rather than in ADRs and GDRs. The Underlying Index was created by, and is a trademark of, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”). A security must have a worldwide market capitalization of $50 million to be included in the Underlying Index. The Underlying Index may include companies in emerging market countries. The Fund generally invests in all of the securities comprising

58

its Underlying Index in proportion to their weightings in the Underlying Index. The Underlying Index can be comprised of common stocks, ordinary shares, depositary receipts, depositary shares, Dutch certificates, shares of beneficial interest, stapled securities and tracking stocks.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Risks of Investing in the Water Industry. The Fund’s investments in the water industry may underperform relative to the general market, returns on investments in other sectors or fixed-income securities. The water industry can be significantly affected by the availability of water, the level of rainfall and the occurrence of other climactic and environmental events, changes in water consumption and water conservation. Furthermore, because the Fund will focus its investments in tracking just the water industry, economic downturns and global and domestic events affecting the water industry will have a greater impact on the Fund than would be the case if the Fund’s investments were more diversified. These events may include governmental regulation and institutional change, inflation, an increase in the cost of raw materials, an increase in interest rates, technological advances, changes in consumer sentiment and spending and changes in government spending.

Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Emerging Markets Investment Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new

59

and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

The prices of common stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general market and economic conditions, interest rates, investor perceptions and market liquidity.

Tracking Stock Risk. Many of the risks of investing in common stock are applicable to tracking stock. Tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. Therefore, tracking stock may decline in value even if the common stock of the larger company increases in value. In addition, holders of tracking stock may not have the same rights as holders of the company’s common stock.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Geographic Concentration Risk. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund’s investments in the affected region.

Small-and Mid-Capitalization Company Risk. Investing in securities of small-and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small-and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying

Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
35.49% (2nd Quarter 2009)	(23.96)% (3rd Quarter 2008)

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Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (06/13/07)
Return Before Taxes	(7.62)%	2.60%	(0.53)%
Return After Taxes on Distributions	(7.96)%	2.38%	(0.66)%
Return After Taxes on Distributions and Sale of Fund Shares	(4.01)%	2.14%	(0.27)%
NASDAQ OMX Global Water IndexSM (reflects no deduction for fees, expenses or taxes)(1)	(6.95)%	N/A	N/A
Blended—NASDAQ OMX Global Water IndexSM(2) (reflects no deduction for fees, expenses or taxes)	(6.95)%	2.76%	0.08%
MSCI EAFE® Index (Net) (reflects invested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	(0.81)%	3.60%	(0.15)%

(1)

Prior to March 1, 2012, the Fund sought to replicate, before fees and expenses, the performance of the Palisades Global Water Index. Effective March 1, 2012, the Fund seeks to replicate, before fees and expenses, the performance of the NASDAQ OMX Global Water IndexSM. “5 Years” and “Since Inception” performance for the NASDAQ OMX Global Water IndexSM is not available because that Index did not commence until July 27, 2011.

(2)

The data shown as “Blended” is comprised of the performance of the Palisades Global Water Index from Fund inception to the conversion date, March 1, 2012, followed by the performance of the NASDAQ OMX Global Water IndexSM starting at the conversion date and through December 31, 2015.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	February 2015
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2015
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	October 2013

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

61

IPKW	PowerShares International BuyBack AchieversTM Portfolio

Summary Information

Investment Objective

The PowerShares International BuyBack AchieversTM Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ International BuyBack AchieversTM Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.55%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$56	$176	$307	$689

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 162% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Underlying Index. Strictly in accordance with its guidelines and mandated procedures, the NASDAQ OMX Group, Inc. (“NASDAQ OMX” or the “Index Provider”) includes in the Underlying Index common stocks of foreign companies that are classified as “International BuyBack AchieversTM” pursuant to a proprietary selection methodology. To qualify as an “International BuyBack AchieverTM” and have its stock be eligible for inclusion in the Underlying Index, an issuer must: (i) have its common stock be included in the

62

NASDAQ Global Ex-US Index (a broad-based index designed to track the performance of the global equity market and whose component securities are issued by companies located throughout the world, excluding the United States); (ii) have a minimum market capitalization of $250 million; (iii) have effected a net reduction of 5% or more of its outstanding shares in its latest fiscal year; and (iv) have a minimum three-month average daily cash volume of $1 million. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Emerging Markets Investment Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to issues in developed countries. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund also will concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Currency Risk. The Fund will invest in non-U.S. dollar denominated common stock of foreign issuers. Because the Fund’s net asset value (“NAV”) is determined in U.S. dollars, it could decline if

63

the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.

Non-Correlation Risk. The Fund’s return may not exactly match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, to the same extent as any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Geographic Concentration Risk. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund’s investments in the affected region.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a security is sold at a discount to its established value.

Valuation Time Risk. The Fund will invest in common stock of foreign issuers and, because foreign exchanges may be open on days when the Fund does not price its Shares, the value of the those non-U.S. securities in the Fund’s portfolio may change on days when you will not be able to purchase or sell your Shares. As a result, trading spreads and the resulting premium or discount on the Shares may widen, and, therefore, increase the difference between the market price of the Shares and the NAV of such Shares.

Small- and Mid- Capitalization Company Risk. Investing in securities of small- and mid- capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid- capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The table provides an indication of the risks of investing in the Fund by showing how the Fund’s average annual total return compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

64

Annual Total Returns—Calendar Year

Best Quarter	Worst Quarter
6.33% (1st Quarter 2015)	(8.75)% (3rd Quarter 2015)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (02/27/14)
Return Before Taxes	6.75%	4.01%
Return After Taxes on Distributions	6.56%	3.73%
Return After Taxes on Distributions and Sale of Fund Shares	4.22%	3.14%
NASDAQ International Buyback Achievers™ Index (reflects no deduction for fees, expenses or taxes)	7.56%	4.78%
MSCI ACWI ex USA Index (reflects no deduction for fees, expenses or taxes)	(5.66)%	(5.01)%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	February 2015
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2015
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	Since Inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are expected to be listed for trading on The NASDAQ Stock Market LLC and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

65

FXJP	PowerShares Japan Currency Hedged Low Volatility Portfolio

Summary Information

Investment Objective

The PowerShares Japan Currency Hedged Low Volatility Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P Japan 500 Low Volatility USD Hedged Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.25%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$26	$80

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the period from the Fund’s commencement of investment operations (October 6, 2015) through the end of the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Underlying Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is designed to measure the performance of the 100 least volatile stocks in

66

the S&P Japan 500 Index, while also employing a currency-hedged strategy to mitigate exposure to fluctuations between the value of the U.S. dollar and the Japanese yen.

The S&P Japan 500 Index includes the equity stocks of the 500 largest publicly listed companies in Japan. From the constituents of the S&P Japan 500 Index, the Index Provider selects securities with the least volatility over the past 12 months for inclusion in the Underlying Index. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Underlying Index is weighted such that the least volatile stocks receive the greatest weights.

The Fund’s investments will be denominated in yen, thereby potentially subjecting the Fund to fluctuations in exchange rates between that currency and the U.S. dollar. For example, the Fund’s net asset value (“NAV”) could decline if the yen depreciates against the U.S. dollar. To hedge against such exchange rate fluctuations, the Fund will invest in foreign currency forward contracts, which are contracts between two parties to buy or sell a specified amount of a specific currency in the future at an agreed upon exchange rate. Through these contracts, the Fund is able to “lock in” the contract’s agreed-upon exchange rates. Through this process, the Fund attempts to use the profits (or losses) from the forward contracts to offset the losses (or profits) from changes in currency values. Depending on the currency fluctuations, the Fund may sacrifice potential currency gains by locking in a certain rate; however, it effectively negates the risk of loss that the Fund may incur from the currency exposure. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, it does not necessarily eliminate the Fund’s exposure to currencies all together. The return of the foreign currency forward contracts may not perfectly offset the actual fluctuations between the yen and the U.S. dollar. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weighting in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Risk of Investing in Japan. The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. During the recent global recession, the Japanese economy experienced the effects of the economic slowdown in the United

States and Europe. The Japanese economy also faces several other concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a continued slowdown of the Japanese economy.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impacts other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Commodity Pool Risk. Under amended regulations promulgated by the CFTC, the Fund’s investments will cause it to be considered a commodity pool, thereby subjecting it to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a commodity pool operator (“CPO”) and as a commodity trading advisor (“CTA”), and will manage the Fund in accordance with CFTC rules, as well as the rules that apply to registered investment companies. Registration as a CPO or CTA imposes additional compliance obligations on the Adviser, which could increase costs and may affect the operations and financial performance of the Fund.

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Currency Risk. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the yen depreciates against the U.S. dollar and the Fund’s attempt to hedge currency exposure is unsuccessful. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on the Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares. Moreover, the yen has fluctuated widely at times. The Japanese government has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably.

Currency Hedging Risk. While currency hedging can reduce or eliminate losses, it can also reduce or eliminate gains. There can be no assurance that the Fund’s hedging strategy will effectively reduce the currency risk included in the Fund’s portfolio. Hedges are sometimes subject to imperfect matching between the derivative and its reference asset. Some foreign currency forward contracts are less liquid, which could result in the Fund being unable to structure its hedging transactions as intended. Increased volatility in exchange rates will generally reduce the effectiveness of the Fund’s currency hedging strategy. The effectiveness of the Fund’s currency hedging strategy will also in general be affected by interest rates. Significant differences between U.S. dollar interest rates and foreign currency interest rates may impact the effectiveness of the Fund’s currency hedging strategy. The Fund’s exposure to the value of the yen may not be fully hedged at all times. Furthermore, while the Fund is designed to hedge against currency fluctuations, it is possible that a degree of currency exposure may remain even at the time a hedging transaction is implemented.

Counterparty Risk. Many currency forward contracts are derivative transactions between two parties, which typically are described as “over the counter.” To the extent the Fund enters into over-the-counter derivative transactions to pursue its currency hedging strategy, the Fund will be subject to counterparty risk with respect to these transactions, which is the risk that the other party in the transaction will not fulfill its contractual obligations. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets, or may have no recovery at all.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund also will concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but is not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Geographic Concentration Risk. The Fund will invest a significant portion of its total assets in securities of issuers from a specific country or geographic region. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund’s investments in the affected region.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable. In certain circumstances, market quotations may not be readily available for some securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the

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Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

As of the date of this Prospectus, the Fund does not yet have a full calendar year of performance history. The Fund’s annual return will be provided once the Fund has a full calendar year of performance. The Fund’s performance information is accessible on the Fund’s website at www.invescopowershares.com and provides some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	Since Inception
Tony Seisser	Vice President and Portfolio Manager of the Adviser	Since Inception

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares will be listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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KBWB	PowerShares KBW Bank Portfolio

Summary Information

Investment Objective

The PowerShares KBW Bank Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Nasdaq Bank Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in securities of national money centers (which are banks with more than $50 billion in assets and that have a branch network across geographic regions) and regional banks and thrifts that are listed on a U.S. national securities exchange and that comprise the Underlying Index. Keefe, Bruyette & Woods, Inc. (“KBW Nasdaq” or the “Index Provider”) compiles, calculates and maintains the Underlying Index, which is a modified-market capitalization-weighted index that seeks to reflect the performance of national money centers and regional banks and thrifts that are publicly traded in the U.S. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

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Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Banking Industry Concentration Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the banking industry. Banks are subject to extensive government regulation that may affect the scope of their activities, their profitability, the prices that they can charge and the amount of capital that they must maintain. In addition, unstable interest rates can have a disproportionate effect on the banking industry; banks whose securities the Fund may purchase may themselves have concentrated portfolios of loans or investments that make them vulnerable to economic conditions that affect that industry. Increased competition also may adversely affect the profitability or viability of banks.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index

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with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
26.84% (1st Quarter 2012)	(9.14)% (3rd Quarter 2015)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (11/01/11)
Return Before Taxes	0.14%	18.89%
Return After Taxes on Distributions	(0.23)%	18.41%
Return After Taxes on Distributions and Sale of Fund Shares	0.37%	15.15%
KBW Nasdaq Bank Index (reflects no deduction for fees, expenses or taxes)	0.50%	19.32%
S&P 500® Financials Index (reflects no deduction for fees, expenses or taxes)	(1.53)%	18.34%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	September 2012
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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KBWD	PowerShares KBW High Dividend Yield Financial Portfolio

Summary Information

Investment Objective

The PowerShares KBW High Dividend Yield Financial Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Nasdaq Financial Sector Dividend Yield Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	2.73%
Total Annual Fund Operating Expenses	3.08%

(1)	“Acquired Fund Fees and Expenses” are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$311	$951	$1,616	$3,392

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in the securities of publicly listed financial companies that principally are engaged in the business of providing financial

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services and products, including banking, insurance and diversified financial services, in the United States and that comprise the Underlying Index. Keefe Bruyette & Woods, Inc. (“KBW Nasdaq” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is a modified-dividend yield-weighted index that seeks to reflect the performance of such companies. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

High Dividend Paying Securities Risk. Securities that pay high dividends as a group can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such companies’ dividend payments may adversely affect the Fund.

REIT Risk. Although the Fund will not invest in real estate directly, the REITs in which the Fund invests are subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

Risk of Investing in BDCs. There are certain risks inherent in investing in BDCs, whose principal business is to invest in, and lend capital or provide services to, privately held companies. The Investment Company Act of 1940, as amended (the “1940 Act”), imposes certain restraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high-quality debt instruments that mature in one year or less. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. Additionally, a BDC may incur indebtedness only in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital. BDCs generally invest in less mature private companies, which involve greater risk than well-established publicly traded companies.

Investments made by BDCs generally are subject to legal and other restrictions on resale and otherwise are less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which the Fund invests to liquidate its portfolio quickly, it may realize a loss on its investments.

Investment advisers to BDCs may be entitled to compensation based on the BDC’s performance, which may result in riskier or more speculative investments in an effort to maximize incentive compensation and higher fees. In addition, to the extent that the Fund invests a portion of its assets in BDCs, a shareholder in the Fund not only will bear his or her proportionate share of the expenses of the Fund, but also will bear indirectly the expenses of the BDCs.

Small-and Mid-Capitalization Company Risk. Investing in securities of small-and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small-and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower

74

demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns–Calendar Years

Best Quarter	Worst Quarter
14.26% (1st Quarter 2013)	(11.43)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (12/02/10)
Return Before Taxes	(10.20)%	5.97%	6.50%
Return After Taxes on Distributions	(12.04)%	3.73%	4.29%
Return After Taxes on Distributions and Sale of Fund Shares	(4.54)%	4.55%	4.98%
KBW Nasdaq Financial Sector Dividend Yield Index (reflects no deduction for fees, expenses or taxes)	(9.83)%	6.40%	6.95%
S&P 500® Financials Sector Index (reflects no deduction for fees, expenses or taxes)	(1.53)%	10.45%	11.49%

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Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	September 2012
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

76

KBWY	PowerShares KBW Premium Yield Equity REIT Portfolio

Summary Information

Investment Objective

The PowerShares KBW Premium Yield Equity REIT Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Nasdaq Premium Yield Equity REIT Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in the securities of small- and mid-cap equity REITs in the United States that comprise the Underlying Index. Keefe, Bruyette & Woods, Inc. (“KBW Nasdaq” or the “Index Provider”) compiles, maintains and calculates the Underlying Index , which is a modified-dividend yield-weighted index that seeks to reflect the performance of such companies. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to

77

the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Risks of Investing in the Real Estate Industry. Investments in the real estate industry may be affected by economic, legal, cultural, environment or technological factors that affect the property values, rents or occupancies of real estate related to the Fund’s holdings.

REIT Risk. Although the Fund will not invest in real estate directly, the REITs in which the Fund invests are subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

High Dividend Paying Securities Risk. Securities that pay high dividends as a group can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such companies’ dividend payments may adversely affect the Fund.

Small-and Mid-Capitalization Company Risk. Investing in securities of small-and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small-and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company,

including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

78

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
17.30% (1st Quarter 2013)	(16.87)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Year	Since Inception (12/02/10)
Return Before Taxes	(8.18)%	9.06%	9.43%
Return After Taxes on Distributions	(10.28)%	6.98%	7.38%
Return After Taxes on Distributions and Sale of Fund Shares	(4.58)%	6.17%	6.49%
KBW Nasdaq Premium Yield Equity REIT Index (reflects no deduction for fees, expenses or taxes)	(7.94)%	9.48%	9.86%
Dow Jones U.S. Real Estate Index (reflects no deduction for fees, expenses or taxes)	2.14%	10.77%	11.08%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	September 2012
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

79

KBWP	PowerShares KBW Property & Casualty Insurance Portfolio

Summary Information

Investment Objective

The KBW Property & Casualty Insurance Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Nasdaq Property & Casualty Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in the securities of property and casualty insurance companies that comprise the Underlying Index. Keefe, Bruyette & Woods, Inc. (“KBW Nasdaq” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is a modified-market capitalization-weighted index that seeks to reflect the performance of such companies. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

80

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Insurance Industry Concentration Risk. Many factors can significantly affect companies in the insurance industry, including changes in interest rates, general economic conditions, the imposition of premium rate caps, competition and the pressure to compete globally, including price and marketing competition, and other changes in government regulation or tax law. In addition, different segments of the insurance industry may be affected by mortality and morbidity rates, actuarial miscalculations, environmental clean-up costs and catastrophic events such as natural disasters and terrorist acts and availability and cost of reinsurance.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Medium Capitalization Company Risk. Investing in securities of medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

81

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
17.86% (1st Quarter 2013)	(11.47)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (12/02/10)
Return Before Taxes	14.24%	16.13%	16.10%
Return After Taxes on Distributions	13.86%	15.59%	15.56%
Return After Taxes on Distributions and Sale of Fund Shares	8.36%	13.00%	12.98%
KBW Nasdaq Property & Casualty Index (reflects no deduction for fees, expenses or taxes)	14.67%	16.56%	16.53%
S&P 500® Property & Casualty Index (reflects no deduction for fees, expenses or taxes)	9.53%	16.00%	15.83%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	September 2012
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

82

KBWR	PowerShares KBW Regional Banking Portfolio

Summary Information

Investment Objective

The PowerShares KBW Regional Banking Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Nasdaq Regional Banking Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in securities of publicly traded mid-capitalization companies that do business as regional banks and thrifts listed on U.S. stock markets and that comprise the Underlying Index. Keefe, Bruyette & Woods, Inc. (“KBW Nasdaq” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is a modified-market capitalization-weighted index comprised of securities of 50 mid-cap banking companies that are publicly listed in the United States. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

83

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Banking Industry Concentration Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the banking industry. Banks are subject to extensive government regulation that may affect the scope of their activities, their profitability, the prices that they can charge and the amount of capital that they must maintain. In addition, unstable interest rates can have a disproportionate effect on the banking industry; banks whose securities the Fund may purchase may themselves have concentrated portfolios of loans or investments that make them vulnerable to economic conditions that affect that industry. Increased competition also may adversely affect the profitability or viability of banks.

Regional, Small and Medium Bank Risk. Investing in securities of small and medium banks involves greater risk than customarily is associated with investing in larger, more established banks. Small and medium banks’ securities may be more volatile and less liquid than those of more established banks. These securities may have returns that vary, sometimes significantly, from the overall securities market. These banks also may be subject to extensive federal and state regulations and to severe price competition. Credit losses resulting from financial difficulties of borrowers can negatively impact these banks. The regional banking industry in which small and medium banks typically compete is highly competitive and failure to maintain or increase market share may result in the loss of market share. The marketing and expansion strategies of many regional banks may place a significant strain on their management, financial controls, operations systems, personnel and other resources. There can be no assurance that these banks will complete the necessary improvements to their systems, procedures and controls necessary to support their future operations or rapid growth.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual

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issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
14.75% (1st Quarter 2012)	(6.76)% (3rd Quarter 2015)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (11/01/11)
Return Before Taxes	5.52%	17.81%
Return After Taxes on Distributions	5.04%	17.30%
Return After Taxes on Distributions and Sale of Fund Shares	3.52%	14.30%
KBW Nasdaq Regional Banking Index (reflects no deduction for fees, expenses or taxes)	5.92%	18.21%
S&P Composite 1500® Banks (Industry) Index (reflects no deduction for fees, expenses or taxes)	1.44%	20.22%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	September 2012
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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EQAL	PowerShares Russell 1000 Equal Weight Portfolio

Summary Information

Investment Objective

The PowerShares Russell 1000 Equal Weight Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Russell 1000® Equal Weight Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.20%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the period from the Fund’s commencement of investment operations (December 22, 2014) through the end of the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Underlying Index.

Strictly in accordance with its guidelines and mandated procedures, Frank Russell Company (the “Index Provider”) compiles and maintains the Underlying Index, which is composed of all of the securities in the Russell 1000® Index (the “Russell 1000”) “equally weighted.”

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The Index Provider equally weights the Underlying Index by applying a two-step weighting process. First, the Index Provider separates the component securities of the Russell 1000 into different economic sector groups based on the Russell Global Sectors (the “RGS”) classification system. There are nine economic sectors within the RGS classification system.

Next, the Index Provider equally weights those nine sector groups, and then equally weights the individual securities within each of those sector groups. The Index Provider re-weights the Underlying Index quarterly and reconstitutes it annually in accordance with this equally-weighted methodology.

The Russell 1000 is composed of approximately 1,000 of the largest securities within the Russell 3000® Index. It measures the performance of the large-cap segment of the U.S. equity universe, representing approximately 92% of the equity U.S. market. Securities within the Russell 1000 are weighted based on total market capitalization. As of the date of this prospectus, the Russell 1000 included securities of companies with a market capitalization of at least $2.2 billion.

Although the Russell 1000 generally measures the performance of securities of large-cap companies, the Underlying Index also may include securities of small- and mid-cap issuers. Additionally, due to the equal weighting methodology of the Underlying Index, the Fund may have greater exposure to small- or mid-cap issuers than would be the case if a traditional capitalization-weighted methodology were used.

The Underlying Index is re-weighted at the close of the last business day in March and September, and at the close of the third Friday in December. It also is completely reconstituted annually at the close of the last Friday in June to ensure that new and growing equities are reflected.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund also will concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

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Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The table provides an indication of the risks of investing in the Fund by showing how the Fund’s average annual total return compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Year

Best Quarter	Worst Quarter
3.59% (1st Quarter 2015)	(9.18)% (3rd Quarter 2015)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as
401(k) plans or individual retirement accounts.

	1 Year	Since Inception (12/23/14)
Return Before Taxes	(4.20)%	(4.82)%
Return After Taxes on Distributions	(4.57)%	(5.18)%
Return After Taxes on Distributions and Sale of Fund Shares	(2.07)%	(3.66)%
Russell 1000® Equal Weight Index (reflects no deduction for fees, expenses or taxes)	(4.01)%	(4.63)%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	0.92%	(0.06)%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	Since inception
Tony Seisser	Vice President and Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares will be listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will be taxable, generally as either ordinary income or long-term capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

88

XRLV	PowerShares S&P 500 ex-Rate Sensitive Low Volatility Portfolio

Summary Information

Investment Objective

The PowerShares S&P 500 ex-Rate Sensitive Low Volatility Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500 Low Volatility Rate Response Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.25%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the period from the Fund’s commencement of investment operations (April 6, 2015) through the end of the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Underlying Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is designed to provide exposure to the 100 constituents of the S&P 500

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Index that exhibit both low volatility and low interest rate risk. The Underlying Index is designed to include stocks exhibiting low volatility characteristics, after removing stocks that historically have performed poorly in rising interest rate environments. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Index Provider determines a stock’s “rate sensitivity” by performing a regression of the stock’s returns over a five-year period to changes in interest rates over that same period. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impacts other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund also will concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

As of the date of this Prospectus, the Fund does not yet have a full calendar year of performance history. The Fund’s annual return will be provided once the Fund has a full calendar year of performance. The Fund’s performance information is accessible on the Fund’s website at www.invescopowershares.com and provides some indication of the risks of investing in the Fund.

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Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since inception
Tony Seisser	Vice President and Portfolio Manager of the Adviser	Since inception
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares will be listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

91

SPHB	PowerShares S&P 500® High Beta Portfolio

Summary Information

Investment Objective

The PowerShares S&P 500® High Beta Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® High Beta Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.25%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 90% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Underlying Index. S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index. Strictly in accordance with its existing guidelines and mandated procedures, S&P DJI selects 100 securities from the S&P 500® Index for inclusion in the Underlying Index that have the highest sensitivity to market movements, or “beta,” over the past 12 months as determined by the Index Provider. Beta is a measure of relative risk and is the rate of change of a security’s price. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

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Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Beta Risk. Beta investing entails investing in securities that are more volatile based on historical market index data. The Fund may be more volatile since it seeks to have exposure to the most volatile securities. Volatile stocks may be subject to sharp swings in value, and may change unpredictably, affecting the value of such equity securities and, consequently, the value of the Shares.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

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Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
17.08% (1st Quarter 2012)	(14.78)% (3rd Quarter 2015)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (05/05/11)
Return Before Taxes	(12.78)%	5.32%
Return After Taxes on Distributions	(13.11)%	5.08%
Return After Taxes on Distributions and Sale of Fund Shares	(6.94)%	4.15%
S&P 500® High Beta Index (reflects no deduction for fees, expenses or taxes)	(12.56)%	5.62%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	1.38%	11.97%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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SPHD	PowerShares S&P 500® High Dividend Low Volatility Portfolio

Summary Information

Investment Objective

The PowerShares S&P 500® High Dividend Low Volatility Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® Low Volatility High Dividend Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.30%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$31	$97	$169	$381

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in securities that comprise the Underlying Index. S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is composed of 50 securities in the S&P 500® Index that historically have provided high dividend yields with lower volatility. Strictly in accordance with its guidelines and mandated procedures, S&P DJI identifies from the S&P 500® Index the 75 securities with the highest dividend yields over the past 12 months, with no one sector within the S&P 500® Index allowed to contribute

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more than 10 securities. From those securities, S&P DJI selects for inclusion in the Underlying Index the 50 securities with the lowest volatility over the past 12 months. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Index Provider weights each of the constituent securities in the Underlying Index by its dividend yield, with the highest dividend-yielding securities receiving the highest weights. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

High Dividend Paying Securities Risk. Securities that pay high dividends as a group can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such companies’ dividend payments may adversely affect the Fund.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund also will concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The table provides an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information

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shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
13.34% (1st Quarter 2013)	(2.79)% (2nd Quarter 2015)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (10/18/12)
Return Before Taxes	5.20%	12.63%
Return After Taxes on Distributions	4.25%	11.65%
Return After Taxes on Distributions and Sale of Fund Shares	3.57%	9.78%
S&P 500® Low Volatility High Dividend Index (reflects no deduction for fees, expenses or taxes)	5.56%	13.00%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	1.38%	13.53%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are expected to be listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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SPLV	PowerShares S&P 500® Low Volatility Portfolio

Summary Information

Investment Objective

The PowerShares S&P 500® Low Volatility Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® Low Volatility Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.25%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Underlying Index. S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index. Strictly in accordance with its existing guidelines and mandated procedures, S&P DJI selects 100 securities from the S&P 500® Index for inclusion in the Underlying Index that have the lowest realized volatility over the past 12 months as determined by the Index Provider. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

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Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

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Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
13.07% (1st Quarter 2013)	(2.89)% (2nd Quarter 2015)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (05/05/11)
Return Before Taxes	4.06%	13.02%
Return After Taxes on Distributions	3.49%	12.40%
Return After Taxes on Distributions and Sale of Fund Shares	2.75%	10.36%
S&P 500® Low Volatility Index (reflects no deduction for fees, expenses or taxes)	4.34%	13.33%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	1.38%	11.97%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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SPMO	PowerShares S&P 500 Momentum Portfolio

Summary Information

Investment Objective

The PowerShares S&P 500 Momentum Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500 Momentum Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.25%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$26	$80

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the period from the Fund’s commencement of investment operations (October 6, 2015) through the end of the most recent fiscal year, the Fund’s portfolio turnover rate was 1% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Underlying Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is designed to track the performance of approximately 100 stocks in the S&P 500 Index that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the

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Underlying Index is based on upward price movements of the security as compared to other eligible securities within the S&P 500 Index.

In selecting constituent securities for the Underlying Index, the Index Provider first calculates the momentum score of each stock in the S&P 500 Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. The Index Provider then selects the 100 stocks with the highest momentum score for inclusion in the Underlying Index. The Underlying Index uses a modified market capitalization-weighted strategy, as the Index Provider weights securities by multiplying their market capitalization and their momentum score.

The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weighting in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Momentum Investing Risk. The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund also will concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the

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Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

As of the date of this Prospectus, the Fund does not yet have a full calendar year of performance history. The Fund’s annual return will be provided once the Fund has a full calendar year of performance. The Fund’s performance information is accessible on the Fund’s website at www.invescopowershares.com and provides some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	Since Inception
Tony Seisser	Vice President and Portfolio Manager of the Adviser	Since Inception

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares may be purchased and sold only on a national securities exchange through brokers.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares will be listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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SPVU	PowerShares S&P 500 Value Portfolio

Summary Information

Investment Objective

The PowerShares S&P 500 Value Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500 Enhanced Value Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.25%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$26	$80

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the period from the Fund’s commencement of investment operations (October 6, 2015) through the end of the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Underlying Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is designed to track the performance of approximately 100 stocks in the S&P 500 Index that have the highest “value score,” which the Index Provider calculates based on fundamental ratios of a company’s stock, as discussed below. A value stock tends to

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trade at a lower price relative to such fundamentals and thus may be considered undervalued by investors. In selecting constituent securities for the Underlying Index, the Index Provider first calculates the value score of each stock in the S&P 500 Index by evaluating each stock’s: (i) book value-to-price ratio, calculated using the company’s latest book value per share divided by its price; (ii) earnings-to-price ratio, calculated using the company’s trailing 12-month earnings per share divided by its price; and (iii) sales-to-price ratio, calculated using the company’s trailing 12-month sales per share divided by its price. The Index Provider then calculates the value score of each security based on a composite of those three factors and selects the 100 stocks with the highest value score for inclusion in the Underlying Index. The Underlying Index uses a modified market capitalization-weighted strategy, as the Index Provider weights securities by multiplying their market capitalization and their value score.

The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weighting in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Value Risk. “Value” securities are subject to the risk that valuations never improve or that the returns on “value” securities are less than returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund also will concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the

105

Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

As of the date of this Prospectus, the Fund does not yet have a full calendar year of performance history. The Fund’s annual return will be provided once the Fund has a full calendar year of performance. The Fund’s performance information will be accessible on the Fund’s website at www.invescopowershares.com and provides some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	Since Inception
Tony Seisser	Vice President and Portfolio Manager of the Adviser	Since Inception

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares will be listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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EELV	PowerShares S&P Emerging Markets Low Volatility Portfolio

Summary Information

Investment Objective

The PowerShares S&P Emerging Markets Low Volatility Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P BMI Emerging Markets Low Volatility IndexTM (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.45%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%
Fee Waiver(1)	0.16%
Total Annual Fund Operating Expenses After Fee Waiver	0.29%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive 0.16% of the Fund’s management fee through February 28, 2017, and the Adviser cannot discontinue the agreement prior to its expiration.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver in the first year, and the Total Annual Fund Operating Expenses for periods thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$30	$128	$236	$551

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 89% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

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Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the securities of companies that comprise the Underlying Index. S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is designed to measure the performance of 200 of the least volatile stocks of the S&P Emerging Plus LargeMidCap Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider determines which securities are the least volatile over the past 12 months of companies in the S&P Emerging Plus LargeMidCap Index for inclusion in the Underlying Index. Historically, the S&P Emerging Plus LargeMidCap Index has included all publicly listed equity securities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, Qatar, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Emerging Markets Investment Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Medium Capitalization Company Risk. Investing in securities of medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies are still evolving and, as a result, may be more sensitive to changing market conditions.

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Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The table provides an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
6.09% (2nd Quarter 2014)	(15.14)% (3rd Quarter 2015)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (01/13/12)
Return Before Taxes	(17.55)%	(2.32)%
Return After Taxes on Distributions	(17.62)%	(2.54)%
Return After Taxes on Distributions and Sale of Fund Shares	(9.12)%	(1.39)%
S&P BMI Emerging Markets Low Volatility IndexTM (Net) (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	(16.82)%	(1.42)%
MSCI Emerging Markets IndexSM (Net) (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	(14.92)%	(2.05)%

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Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	February 2015
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2015
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	October 2013

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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IDLV	PowerShares S&P International Developed Low Volatility Portfolio

Summary Information

Investment Objective

The PowerShares S&P International Developed Low Volatility Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P BMI International Developed Low Volatility IndexTM (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%
Fee Waiver(1)	0.10%
Total Annual Fund Operating Expenses After Fee Waiver	0.25%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive 0.10% of the Fund’s management fee through February 28, 2017, and the Adviser cannot discontinue the agreement prior to its expiration.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver in the first year, and the Total Annual Fund Operating Expenses for periods thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$26	$102	$186	$433

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

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Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the securities of companies that comprise the Underlying Index. S&P Dow Jones Indices (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is designed to measure the performance of 200 of the least volatile stocks of the S&P Developed ex US and South Korea LargeMidCap Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider determines which securities are the least volatile over the past 12 months of companies in the S&P Developed ex US and South Korea LargeMidCap Index for inclusion in the Underlying Index. Historically, the S&P Developed ex US and South Korea LargeMidCap Index has included all publicly listed equity securities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Medium Capitalization Company Risk. Investing in securities of medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies are still evolving and, as a result, may be more sensitive to changing market conditions.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

112

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The table provides an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
9.76% (1st Quarter 2013)	(7.68)% (3rd Quarter 2015)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (01/13/12)
Return Before Taxes	(3.98)%	6.95%
Return After Taxes on Distributions	(4.90)%	6.23%
Return After Taxes on Distributions and Sale of Fund Shares	(1.59)%	5.45%
S&P BMI International Developed Low Volatility IndexTM (Net) (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	(3.89)%	7.11%
MSCI EAFE® Index (Net) (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	(0.81)%	7.98%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	February 2015
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2015
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	October 2013

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Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

114

XMLV	PowerShares S&P MidCap Low Volatility Portfolio

Summary Information

Investment Objective

The PowerShares S&P MidCap Low Volatility Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P MidCap 400® Low Volatility Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.25%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Underlying Index. S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index. Strictly in accordance with its procedures and mandated guidelines, S&P DJI selects for inclusion in the Underlying Index the 80 securities that it has determined have the lowest volatility over the past 12 months out of the 400 medium capitalization range securities that are contained in the S&P MidCap 400® Index. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. S&P DJI weights the 80 securities within the Underlying Index based upon the inverse of each security’s volatility, with the least volatile securities receiving the highest weights in the Underlying Index. S&P DJI rebalances the

115

Underlying Index quarterly and makes additions to the Underlying Index only during that quarterly rebalancing. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Medium Capitalization Company Risk. Investing in securities of medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, to the same extent as any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The table provides an indication of the risks of investing in the Fund by showing how the Fund’s

116

total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
11.36% (4th Quarter 2014)	(4.55)% (3rd Quarter 2015)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (02/15/13)
Return Before Taxes	5.52%	13.17%
Return After Taxes on Distributions	4.94%	12.58%
Return After Taxes on Distributions and Sale of Fund Shares	3.38%	10.18%
S&P MidCap 400® Low Volatility Index (reflects no deductions for fees, expenses or taxes)	5.77%	13.49%
S&P MidCap 400® Index (reflects no deductions for fees, expenses or taxes)	(2.18)%	9.84%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

117

PSCD	PowerShares S&P SmallCap Consumer Discretionary Portfolio

Summary Information

Investment Objective

The PowerShares S&P SmallCap Consumer Discretionary Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Consumer Discretionary Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.29%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$30	$93	$163	$368

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. consumer discretionary companies that comprise the Underlying Index. These companies are principally engaged in the businesses of providing consumer goods and services that are cyclical in nature, including, but not limited to, household durables, leisure products and services, apparel and luxury goods, computers and electronics, automobiles and auto components, hotel and restaurant services and television and other entertainment goods and services. S&P Dow Jones Indices, LLC (“S&P DJI” or the “Index

118

Provider”) defines sectors according to the Global Industry Classification Standard (“GICS®”) and compiles, maintains and calculates the Underlying Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand and changes in consumer preferences. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers located in a single industry or sector. As a result, the Fund will also concentrate its investments in such industries or sectors to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a

119

broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
18.21% (1st Quarter 2012)	(19.67)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Year	Since Inception (04/07/10)
Return Before Taxes	(8.97)%	11.22%	11.31%
Return After Taxes on Distributions	(9.18)%	11.05%	11.15%
Return After Taxes on Distributions and Sale of Fund Shares	(4.87)%	8.96%	9.09%
S&P SmallCap 600® Capped Consumer Discretionary Index (reflects no deduction for fees, expenses or taxes)	(8.74)%	11.51%	11.61%
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)	(1.97)%	11.48%	12.29%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on The NASDAQ Stock Market LLC and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

120

PSCC	PowerShares S&P SmallCap Consumer Staples Portfolio

Summary Information

Investment Objective

The PowerShares S&P SmallCap Consumer Staples Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Consumer Staples Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.29%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$30	$93	$163	$368

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. consumer staples companies that comprise the Underlying Index. These companies are principally engaged in the business of providing consumer goods and services that have non-cyclical characteristics, including tobacco, food and beverage, and non-discretionary retail. S&P Dow Jones Indices, LLC (“S&P DJI” or the “Index Provider”) defines sectors according to the Global Industry Classification Standard (“GICS®”) and compiles, maintains and calculates the Underlying Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

121

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Consumer Staples Sector Risk. Changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending may adversely affect companies in the consumer staples sector. Companies in this sector also are affected by changes in government regulation, world events and economic conditions, as well as natural and man-made disasters and political, social or labor unrest that affect production and distribution of consumer staple products.

Food and Beverage Industry Concentration Risk. The Fund invests a significant portion of its assets in companies in the food and beverage industry. The food and beverage industry is highly competitive and can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, government regulation, adverse changes in general economic conditions, evolving consumer preferences, nutritional and health-related concerns, federal, state and local food inspection and processing controls, consumer product liability claims, consumer boycotts, risks of product tampering and the availability and expense of liability insurance.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers located in a single industry or sector. As a result, the Fund will also concentrate its investments in such industries or sectors to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price

122

than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
13.44% (1st Quarter 2013)	(10.70)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (04/07/10)
Return Before Taxes	1.61%	14.27%	15.47%
Return After Taxes on Distributions	1.29%	14.01%	15.21%
Return After Taxes on Distributions and Sale of Fund Shares	1.18%	11.47%	12.60%
S&P SmallCap 600® Capped Consumer Staples Index (reflects no deduction for fees, expenses or taxes)	1.80%	14.48%	15.70%
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)	(1.97)%	11.48%	12.29%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on The NASDAQ Stock Market LLC and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

123

PSCE	PowerShares S&P SmallCap Energy Portfolio

Summary Information

Investment Objective

The PowerShares S&P SmallCap Energy Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Energy Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.29%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$30	$93	$163	$368

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. energy companies that comprise the Underlying Index. These companies are principally engaged in the business of producing, distributing or servicing energy related products, including oil and gas exploration and production, refining, oil services and pipelines. S&P Dow Jones Indices, LLC (“S&P DJI” or the “Index Provider”) defines sectors according to the Global Industry Classification Standard (“GICS®”) and compiles, maintains and calculates the Underlying Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

124

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Energy Sector Risk. Changes in worldwide energy prices, exploration and production spending may adversely affect companies in the energy sector. Changes in government regulation, world events and economic conditions also affect these companies. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations also could affect companies in this sector.

Oil and Gas Services Industry Concentration Risk. The profitability of companies in the oil and gas services industry may be affected adversely by world events in the regions that the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Companies in the oil and gas services industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers located in a single industry or sector. As a result, the Fund will also concentrate its investments in such industries or sectors to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual

125

issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
26.85% (4th Quarter 2011)	(39.21)% (3rd Quarter 2015)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (04/07/10)
Return Before Taxes	(47.74)%	(14.09)%	(8.01)%
Return After Taxes on Distributions	(47.83)%	(14.15)%	(8.10)%
Return After Taxes on Distributions and Sale of Fund Shares	(26.93)%	(9.83)%	(5.69)%
S&P SmallCap 600® Capped Energy Index (reflects no deduction for fees, expenses or taxes)	(47.63)%	(13.84)%	(7.74)%
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)	(1.97)%	11.48%	12.29%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on The NASDAQ Stock Market LLC and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

126

PSCF	PowerShares S&P SmallCap Financials Portfolio

Summary Information

Investment Objective

The PowerShares S&P SmallCap Financials Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Financials Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.29%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$30	$93	$163	$368

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. financial service companies that comprise the Underlying Index. These companies are principally engaged in the business of providing financial services and products, including banking, investment services, insurance and real estate finance services. S&P Dow Jones Indices, LLC (“S&P DJI” or the “Index Provider”) defines sectors according to the Global Industry Classification Standard (“GICS®”) and compiles, maintains and calculates the Underlying Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

127

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Banking Industry Concentration Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the banking industry. Banks are subject to extensive government regulation that may affect the scope of their activities, their profitability, the prices that they can charge and the amount of capital that they must maintain. In addition, unstable interest rates can have a disproportionate effect on the banking industry; banks whose securities the Fund may purchase may themselves have concentrated portfolios of loans or investments that make them vulnerable to economic conditions that affect that industry. Increased competition also may adversely affect the profitability or viability of banks.

REIT Risk. Although the Fund will not invest in real estate directly, the REITs in which the Fund invests are subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers located in a single industry or sector. As a result, the Fund will also concentrate its investments in such industries or sectors to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to

128

asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
19.23% (4th Quarter 2011)	(16.39)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Year	Since Inception (04/07/10)
Return Before Taxes	0.07%	11.09%	10.89%
Return After Taxes on Distributions	(0.58)%	10.50%	10.29%
Return After Taxes on Distributions and Sale of Fund Shares	0.40%	8.77%	8.65%
S&P SmallCap 600® Capped Financials Index (reflects no deduction for fees, expenses or taxes)	0.36%	11.42%	11.23%
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)	(1.97)%	11.48%	12.29%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on The NASDAQ Stock Market LLC and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

129

PSCH	PowerShares S&P SmallCap Health Care Portfolio

Summary Information

Investment Objective

The PowerShares S&P SmallCap Health Care Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Health Care Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.29%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$30	$93	$163	$368

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. healthcare companies that comprise the Underlying Index. These companies are principally engaged in the business of providing healthcare-related products, facilities and services, including biotechnology, pharmaceuticals, medical technology and supplies. S&P Dow Jones Indices, LLC (“S&P DJI” or the “Index Provider”) defines sectors according to the Global Industry Classification Standard (“GICS®”) and compiles, maintains and calculates the Underlying Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

130

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Healthcare Sector Risk. Factors such as extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, costs associated with obtaining and protecting patents, product liability and other claims, changes in technologies and other market developments can affect companies in the healthcare sector.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers located in a single industry or sector. As a result, the Fund will also concentrate its investments in such industries or sectors to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

131

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
15.38% (1st Quarter 2015)	(17.36)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Year	Since Inception (04/07/10)
Return Before Taxes	20.29%	21.66%	21.01%
Return After Taxes on Distributions	20.29%	21.40%	20.77%
Return After Taxes on Distributions and Sale of Fund Shares	11.48%	17.71%	17.33%
S&P SmallCap 600® Capped Health Care Index (reflects no deduction for fees, expenses or taxes)	20.73%	22.04%	21.38%
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)	(1.97)%	11.48%	12.29%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on The NASDAQ Stock Market LLC and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

132

PSCI	PowerShares S&P SmallCap Industrials Portfolio

Summary Information

Investment Objective

The PowerShares S&P SmallCap Industrials Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Industrials Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.29%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$30	$93	$163	$368

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. industrial companies that comprise the Underlying Index. These companies are principally engaged in the business of providing industrial products and services, including engineering, heavy machinery, construction, electrical equipment, aerospace and defense and general manufacturing. S&P Dow Jones Indices, LLC (“S&P DJI” or the “Index Provider”) defines sectors according to the Global Industry Classification Standard (“GICS®”) and compiles, maintains and calculates the Underlying Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

133

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Also, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations could adversely affect the companies in this sector.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers located in a single industry or sector. As a result, the Fund will also concentrate its investments in such industries or sectors to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

134

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
18.28% (4th Quarter 2011)	(22.11)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Year	Since Inception (04/07/10)
Return Before Taxes	(5.56)%	9.38%	10.83%
Return After Taxes on Distributions	(5.77)%	9.17%	10.63%
Return After Taxes on Distributions and Sale of Fund Shares	(2.95)%	7.45%	8.70%
S&P SmallCap 600® Capped Industrials Index (reflects no deduction for fees, expenses or taxes)	(5.28)%	9.72%	11.19%
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)	(1.97)%	11.48%	12.29%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on The NASDAQ Stock Market LLC and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

135

PSCT	PowerShares S&P SmallCap Information Technology Portfolio

Summary Information

Investment Objective

The PowerShares S&P SmallCap Information Technology Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Information Technology Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.29%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$30	$93	$163	$368

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. information technology companies that comprise the Underlying Index. These companies are principally engaged in the business of providing information technology-related products and services, including computer hardware and software, Internet, electronics and semiconductors, and communication technologies. S&P Dow Jones Indices, LLC (“S&P DJI” or the “Index Provider”) defines sectors according to the Global Industry Classification Standard (“GICS®”) and compiles, maintains and calculates

136

the Underlying Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Information Technology Sector Risk. Factors such as the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from alternative technologies, and research and development of new products may significantly affect the market value of securities of issuers in the information technology sector.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers located in a single industry or sector. As a result, the Fund will also concentrate its investments in such industries or sectors to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing

137

how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
19.52% (4th Quarter 2011)	(24.95)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Year	Since Inception (04/07/10)
Return Before Taxes	4.34%	12.73%	13.65%
Return After Taxes on Distributions	4.30%	12.67%	13.58%
Return After Taxes on Distributions and Sale of Fund Shares	2.48%	10.20%	11.05%
S&P SmallCap 600® Capped Information Technology Index (reflects no deduction for fees, expenses or taxes)	4.65%	13.06%	14.00%
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)	(1.97)%	11.48%	12.29%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on The NASDAQ Stock Market LLC and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

138

XSLV	PowerShares S&P SmallCap Low Volatility Portfolio

Summary Information

Investment Objective

The PowerShares S&P SmallCap Low Volatility Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Low Volatility Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.25%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Underlying Index. S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index. Strictly in accordance with its procedures and mandated guidelines, S&P DJI selects for inclusion in the Underlying Index the 120 securities that it has determined have the lowest volatility over the past 12 months out of the 600 small capitalization range securities that are contained in the S&P SmallCap 600® Index. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. S&P DJI weights the 120 securities within the Underlying Index based upon the inverse of each security’s volatility, with the least volatile securities receiving the highest weights in the Underlying Index. S&P DJI rebalances the Underlying Index quarterly and makes additions to the Underlying Index

139

only during that quarterly rebalancing. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, to the same extent as any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption

140

in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s average annual total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
13.28% (4th Quarter 2014)	(6.01)% (3rd Quarter 2014)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (02/15/13)
Return Before Taxes	2.78%	13.10%
Return After Taxes on Distributions	2.13%	12.44%
Return After Taxes on Distributions and Sale of Fund Shares	1.90%	10.14%
S&P SmallCap 600® Low Volatility Index (reflects no deduction for fees, expenses or taxes)	3.00%	13.45%
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)	(1.97)%	11.03%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

141

PSCM	PowerShares S&P SmallCap Materials Portfolio

Summary Information

Investment Objective

The PowerShares S&P SmallCap Materials Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Materials Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.29%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$30	$93	$163	$368

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. basic materials companies that comprise the Underlying Index. These companies are principally engaged in the business of producing raw materials, including paper or wood products, chemicals, construction materials, and mining and metals. S&P Dow Jones Indices, LLC (“S&P DJI” or the “Index Provider”) defines sectors according to the Global Industry Classification Standard (“GICS®”) and compiles, maintains and calculates the Underlying Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

142

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Basic Materials Sector Risk. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations may adversely affect the companies engaged in the production and distribution of basic materials.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the

Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers located in a single industry or sector. As a result, the Fund will also concentrate its investments in such industries or sectors to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide

143

an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
14.86% (4th Quarter 2011)	(24.59)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Year	Since Inception (04/07/10)
Return Before Taxes	(25.87)%	2.77%	4.39%
Return After Taxes on Distributions	(26.08)%	2.58%	4.21%
Return After Taxes on Distributions and Sale of Fund Shares	(14.44)%	2.19%	3.48%
S&P SmallCap 600® Capped Materials Index (reflects no deduction for fees, expenses or taxes)	(25.64)%	3.09%	4.71%
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)	(1.97)%	11.48%	12.29%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on The NASDAQ Stock Market LLC and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

144

PSCU	PowerShares S&P SmallCap Utilities Portfolio

Summary Information

Investment Objective

The PowerShares S&P SmallCap Utilities Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Utilities & Telecommunication Services Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.29%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$30	$93	$163	$368

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. utility companies that comprise the Underlying Index. These companies are principally engaged in providing either energy, water, electric or natural gas utilities or providing telecommunications services. These companies may include companies that generate and supply electricity, including electricity wholesalers; distribute natural gas to customers; provide water to customers, as well as deal with associated wastewater; and provide land line or wireless telephone services. S&P Dow Jones Indices, LLC (“S&P DJI” or the “Index Provider”) defines sectors according to the Global Industry Classification

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Standard (“GICS®”) and compiles, maintains and calculates the Underlying Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Utilities Sector Risk. Issuers in the utility sector are subject to a variety of factors that may adversely affect their business or operations, including high interest costs associated with capital construction and improvement programs; difficulty in raising adequate capital on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates that the issuer can charge to customers; costs associated with compliance with, and adjusting to changes to, environmental and other regulations; effects of economic slowdowns and surplus capacity; increased competition from other providers of utility services; inexperience with, and potential losses resulting from, a developing deregulatory environment; costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies; effects of a national energy policy and lengthy delays, and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes; technological innovations that may render existing plants, equipment or products obsolete; difficulty in obtaining regulatory approval of new technologies; lack of compatibility of telecommunications equipment; and potential impact of terrorist activities on the utility industry and its customers and the impact of natural or man-made disasters. Issuers in the utilities sector also may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Energy Sector Risk. Changes in worldwide energy prices, exploration and production spending may adversely affect companies in the energy sector. Changes in government regulation, world events and economic conditions also affect these companies. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations also could affect companies in this sector.

Oil and Gas Services Industry Concentration Risk. The profitability of companies in the oil and gas services industry may be affected adversely by world events in the regions that the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Companies in the oil and gas services industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers located in a single industry or sector. As a

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result, the Fund will also concentrate its investments in such industries or sectors to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
18.83% (4th Quarter 2014)	(8.20)% (3rd Quarter 2014)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Year	Since Inception (04/07/10)
Return Before Taxes	7.04%	11.45%	12.26%
Return After Taxes on Distributions	6.24%	10.74%	11.58%
Return After Taxes on Distributions and Sale of Fund Shares	4.55%	9.10%	9.85%
S&P SmallCap 600® Capped Utilities & Telecommunication Services Index (reflects no deduction for fees, expenses or taxes)	7.31%	11.79%	12.60%
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)	(1.97)%	11.48%	12.29%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

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Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on The NASDAQ Stock Market LLC and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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Additional Information About the Funds’ Strategies and Risks

Principal Investment Strategies

Each Fund generally will invest at least 90% of its total assets in securities that comprise its respective Underlying Index. Each Fund operates as an index fund and is not actively managed. Each Fund uses an “indexing” investment approach to seek investment results that generally correspond, before fees and expenses, to the performance of its Underlying Index. The Adviser seeks correlation over time of 0.95 or better between a Fund’s performance and the performance of its Underlying Index; a figure of 1.00 would represent perfect correlation. Another means of evaluating the relationship between the returns of a Fund and its Underlying Index is to assess the “tracking error” between the two. Tracking error means the variation between a Fund’s annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Underlying Index’s returns. Because each Fund uses an indexing approach to try to achieve its investment objective, each Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

Each Fund (except for PowerShares FTSE RAFI Emerging Markets Portfolio) generally invests in all of the securities comprising its Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, a Fund may purchase a sample of securities in its Underlying Index.

Because of the practical difficulties and expense of purchasing all of the securities in the Underlying Index of PowerShares FTSE RAFI Emerging Markets Portfolio, that Fund does not purchase all of the securities in its Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. The Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund. The Adviser generally expects the Fund that uses the sampling methodology to hold less than the total number of securities in its Underlying Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

There also may be instances in which the Adviser may choose to (i) overweight a security in an Underlying Index, (ii) purchase securities not contained in an Underlying Index that the Adviser believes are appropriate to substitute for certain securities in that Underlying Index or (iii) utilize various combinations of other available investment techniques in seeking to track an Underlying Index.

Each Fund may sell securities included in an Underlying Index in anticipation of their removal from the Underlying Index, or purchase securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.

Additional information about the construction of each Fund’s Underlying Index is set forth below in alphabetical order by index name.

Dorsey Wright® Developed Markets Technical Leaders Index (PowerShares DWA Developed Markets Momentum Portfolio)

The Underlying Index for the PowerShares DWA Developed Markets Momentum Portfolio is an index of large capitalization companies based in countries with developed economies, excluding the United States that includes securities that demonstrate powerful relative strength characteristics. Such securities are selected for the Underlying Index pursuant to Dorsey Wright’s proprietary methodology, which emphasizes a security’s momentum and takes into account, among other factors, the performance of each of the companies in the eligible universe as compared to benchmark indices.

The Index Provider selects components from an eligible universe of approximately 1,000 securities of large capitalization companies from developed market countries other than the United States. Eligible securities must be one of the largest 1,000 constituents by market capitalization within the NASDAQ Developed Markets Ex United States Index and have a minimum three-month average daily dollar trading volume of $1 million. The Index Provider assigns a relative strength score for each eligible security based on the security’s intermediate- and long-term price movements relative to a representative market benchmark index. The Index Provider then ranks the eligible securities by their relative strength score, selects approximately 100 securities with the greatest scores for inclusion in the Underlying Index and weights each component security based on its relative strength score. Securities with higher scores receive larger weights.

The Index Provider reconstitutes and rebalances the Underlying Index quarterly. At each rebalance, the Index Provider ensures that all securities with weights greater than 5% of the Underlying Index, in the aggregate, do not exceed 25% of the weight of the Underlying Index. Component securities that cease to remain eligible for inclusion in the Underlying Index are removed and are not replaced until the next quarterly reconstitution.

Dorsey Wright® Emerging Markets Technical Leaders Index (PowerShares DWA Emerging Markets Momentum Portfolio)

The Underlying Index for the PowerShares DWA Emerging Markets Momentum Portfolio is an index of large capitalization companies based in emerging market countries that demonstrate powerful relative strength characteristics. Such securities are selected for the Underlying Index pursuant to Dorsey Wright’s proprietary methodology, which emphasizes a security’s momentum and takes into account, among other factors, the performance of each of the companies in the eligible universe as compared to benchmark indices.

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The Index Provider selects components from an eligible universe of approximately 1,000 securities of large capitalization companies from emerging market countries. Eligible securities must be one of the largest 1,000 constituents by market capitalization within the NASDAQ Emerging Markets Index (except for U.S.–listed ADRs or foreign listings) and have a minimum three-month average daily dollar trading volume of $1 million. The Index Provider assigns a relative strength score for each eligible security based on the security’s intermediate- and long-term price movements relative to a representative market benchmark index. The index Provider then ranks the eligible securities by their relative strength score, selects approximately 100 securities with the greatest scores for inclusion in the Underlying Index and weights each component security based on its relative strength score. Securities with higher scores receive larger weights.

The Index Provider reconstitutes and rebalances the Underlying Index quarterly. At each rebalance, the Index Provider ensures that all securities with weights greater than 5% of the Underlying Index, in the aggregate, do not exceed 25% of the weight of the Underlying Index. Component securities that cease to remain eligible for inclusion in the Underlying Index are removed and are not replaced until the next quarterly reconstitution.

Dorsey Wright® SmallCap Technical Leaders Index (PowerShares DWA SmallCap Momentum Portfolio)

The Underlying Index for the PowerShares DWA SmallCap Momentum Portfolio is an index that includes securities of large capitalization companies based in countries with developed economies, excluding the United States that demonstrate powerful relative strength characteristics. Such securities are selected for the Underlying Index pursuant to Dorsey Wright’s proprietary methodology, which emphasizes a security’s momentum and takes into account, among other factors, the performance of each of the companies in the eligible universe as compared to benchmark indices.

The Index Provider selects components from an eligible universe of approximately 2,000 securities of domestic companies with smaller capitalizations that trade on a U.S. exchange. Eligible securities must be one of the constituents within the NASDAQ US Small Cap Index and have a minimum three-month average daily dollar trading volume of $1 million. The Index Provider assigns a relative strength score for each eligible security based on the security’s intermediate-and long-term price movements relative to a representative market benchmark index. The Index Provider then ranks the eligible securities by their strength score, selects approximately 200 securities with the greatest scores for inclusion in the Underlying Index and weights each component security based on its relative strength score. Securities with higher scores receive larger weights.

The Index Provider reconstitutes and rebalances the Underlying Index quarterly. At each rebalance, the Index Provider ensures that all securities with weights greater than 5% of the Underlying Index, in the aggregate, do not exceed 25% of the weight of the Underlying Index. Component securities that cease to remain eligible for inclusion in the Underlying Index are removed and are not replaced until the next quarterly reconstitution.

Dow Jones U.S. Contrarian Opportunities Index (PowerShares Contrarian Opportunities Portfolio)

The Dow Jones U.S. Contrarian Opportunities Index is a transparent, rules-based index that measures the performance of contrarian investment strategies. The Underlying Index is composed of 125 constituents of the Dow Jones U.S. Broad Stock Market Index, which comprises the largest 2,500 U.S. stocks by float-adjusted market capitalization. The Index Provider screens those 2,500 stocks to identify the 1,250 stocks with the lowest relative three-year trailing total returns. These stocks are scored on 10 qualitative factors of company fundamentals, with the best-ranked stocks receiving the highest scores. The scores for all 10 variables are summed to a composite rank, with the top 125 selected as Underlying Index constituents, subject to a maximum sector weight of 30%.

The composition of the Underlying Index is reviewed semiannually, using data as of the close of the last trading day of January and July. On the first trading day following the third Friday of February and August, the constituent changes are implemented and the Underlying Index is rebalanced to an equal weighting.

FTSE RAFI Developed Asia Pacific ex Japan Index (PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio)

The Index Provider selects component securities for the Underlying Index for the PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio from among the companies with the highest-ranking cumulative score (“Fundamental Value”), based on the factors set forth below, within the FTSE RAFI Developed Asia Pacific ex Japan Index. The Index Provider reviews the composition of the Underlying Index annually based on the following criteria:

(1)	The Underlying Index is comprised of Asia Pacific companies with the largest Fundamental Value, selected from the constituents of the FTSE All Cap Developed Index.

(2)	Using the securities universe of companies of the FTSE Developed All Cap Asia Pacific ex Japan Index, their Fundamental Values are calculated based on the following factors:

(a)	The percentage representation of each security using the issuer’s sales averaged over the prior five years.

(b)	The percentage representation of each security using the issuer’s cash flow averaged over the prior five years.

(c)	The percentage representation of each security using the issuer’s book value as of the review date.

(d)	The percentage representation of each security using the issuer’s total dividend distributions averaged over the prior five years. (A security that has not paid a dividend in the past five years will have a percentage representation of zero.)

(3)	The Index Provider then ranks securities in descending order of their Fundamental Value and divides the Fundamental Value of each company by its free-float adjusted market capitalization. The Index Provider then selects the largest Asia Pacific companies, excluding Japanese companies. These will be the Underlying Index constituents. Their weights in the Underlying Index will be set proportional to their Fundamental Value.

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Valuation data regarding the Underlying Index and the FTSE Developed All Cap Asia Pacific ex Japan Index are available via major vendors such as Bloomberg, L.P., Reuters and Thomson Financial. All FTSE RAFI Index values are accessible on the FTSE website at www.ftse.com.

FTSE RAFI Developed ex U.S. Index (PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio)

The Index Provider selects component securities for the Underlying Index for the PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio from among the companies with the highest-ranking Fundamental Value, based on the factors set forth below, within the FTSE RAFI Developed ex US Large/Mid-Cap Index. The Index Provider reviews the composition of the Underlying Index annually based on the following criteria:

(1)	The Underlying Index is comprised of companies with the largest Fundamental Value, selected from the constituents of the FTSE Developed ex US Large/Mid-Cap Index.

(2)	Using the securities universe of companies of the FTSE Developed ex US Large/Mid-Cap Index, the Index Provider calculates their Fundamental Values based on the following factors:

(a)	The percentage representation of each security using the issuer’s sales averaged over the prior five years.

(b)	The percentage representation of each security using the issuer’s cash flow averaged over the prior five years.

(c)	The percentage representation of each security using the issuer’s book value as of the review date.

(d)	The percentage representation of each security using the issuer’s total dividend distributions averaged over the prior five years. (A security that has not paid a dividend in the past five years will have a percentage representation of zero.)

(3)	The Index Provider then ranks the securities in descending order of their Fundamental Value and divides the Fundamental Value of each company by its free-float adjusted market capitalization. The Index Provider then selects the largest securities. These will be the Underlying Index constituents. Their weights in the Underlying Index will be set proportional to their Fundamental Value.

Valuation data regarding the Underlying Index and the FTSE Developed Ex US Large/Mid-Cap Index is available via major vendors such as Bloomberg, L.P., Reuters and Thomson Financial. All FTSE RAFI Index values are accessible on the FTSE website at www.ftse.com.

FTSE RAFI Developed ex US Mid Small 1500 Index (PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio)

The Index Provider reviews the composition of the Underlying Index for the PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio annually based on the following criteria:

(1)	The Underlying Index is comprised of small- and medium-capitalization companies with the largest Fundamental Value, selected from the constituents of FTSE Developed All Cap ex U.S. Index.
(2)	Using the securities universe of companies of the FTSE Developed All Cap ex U.S. Index, the Index Provider calculates their Fundamental Values based on the following factors:

(a)	The percentage representation of each security using the issuer’s sales averaged over the prior five years.

(b)	The percentage representation of each security using the issuer’s cash flow averaged over the prior five years.

(c)	The percentage representation of each security using the issuer’s book value as of the review date.

(d)	The percentage representation of each security using the issuer’s total dividend distributions averaged over the prior five years. (A security that has not paid a dividend in the past five years will have a percentage representation of zero.)

(3)	The Index Provider then ranks the securities in descending order of their Fundamental Value and divides the Fundamental Value of each company by its free-float adjusted market capitalization. The Index Provider then selects the largest small- and medium-capitalization securities. These will be the Underlying Index constituents. Their weights in the Underlying Index will be set proportional to their Fundamental Value.

Valuation data regarding the Underlying Index and the FTSE Developed All Cap ex U.S. Index is available via major vendors such as Bloomberg, L.P., Reuters and Thomson Financial. All FTSE RAFI Index values are accessible on the FTSE website at www.ftse.com.

FTSE RAFI Emerging Markets Index (PowerShares FTSE RAFI Emerging Markets Portfolio)

The Index Provider reviews the composition of the Underlying Index for the PowerShares FTSE RAFI Emerging Markets Portfolio annually based on the following criteria:

(1)	The Underlying Index is comprised of the companies domiciled in emerging market countries with the largest Fundamental Value, selected from the constituents of the FTSE Emerging All Cap Index, based on the factors set forth below.

(2)	Using the securities universe of companies of the FTSE Emerging All Cap Index, the Index Provider calculates their Fundamental Values based on the following factors:

(a)	The percentage representation of each security using the issuer’s sales averaged over the prior five years.

(b)	The percentage representation of each security using the issuer’s cash flow averaged over the prior five years.

(c)	The percentage representation of each security using the issuer’s book value as of the review date.

(d)	The percentage representation of each security using the issuer’s total dividend distributions averaged over the prior five years. (A security that has not paid a dividend in the past five years will have a percentage representation of zero.)

(3)	The Index Provider then ranks the securities in descending order of their Fundamental Value and divides the Fundamental Value of each company by its free-float adjusted

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market capitalization. The Index Provider then selects the largest emerging market securities. These will be the Underlying Index constituents. Their weights in the Underlying Index will be set proportional to their Fundamental Value.

Valuation data regarding the Underlying Index and the FTSE Emerging All Cap Index is available via major vendors such as Bloomberg, L.P., Reuters and Thomson Financial. All FTSE RAFI Index values are accessible on the FTSE website at www.ftse.com.

General Underlying Index Information for the KBW Nasdaq Funds

KBW Nasdaq selects the securities comprising each Underlying Index (each, a “KBW Nasdaq Index”) on the basis of relevance to the applicable market sector. The KBW Nasdaq Indexes are maintained by a five-member index committee (the “Index Committee”) consisting of four full-time KBW employees and one full-time Nasdaq employee. The Index Committee meets at least quarterly and reviews any pending corporate actions impacting current index components as well as evaluates companies being considered for index inclusion and any relevant market news and events. The Index Committee also reviews the suitability of current index components on a quarterly basis using both quantitative and qualitative measures. The Index Committee reserves the right to alter index methodology and matters pertaining to index maintenance as necessary. All Index Committee discussions and meeting minutes are confidential.

Eligibility Criteria. To be eligible for inclusion in a KBW Nasdaq Index, a security must meet certain criteria, including, but not limited to:

•	be engaged or classified in the following industries relevant to the respective KBW Nasdaq Index, as determined by the Index Committee:

•	with respect to KBW Nasdaq Bank Index, be primarily engaged in U.S. banking activities;

•	with respect to KBW Nasdaq Financial Sector Dividend Yield Index, be principally engaged in the business of providing financial services and products;

•	with respect to KBW Nasdaq Premium Yield Equity REIT Index, be classified as an equity REIT;

•	with respect to KBW Nasdaq Property & Casualty Index, be engaged in property and casualty insurance activities; and

•	with respect to KBW Nasdaq Regional Banking Index, be engaged in U.S. regional banking activities;

•	with respect to KBW Nasdaq Financial Sector Dividend Yield Index and KBW Nasdaq Premium Yield Equity REIT Index, pay a regular dividend;

•	be listed on the NYSE, NYSE MKT or NASDAQ;

•	have minimum float criteria of 20%;

•	be seasoned for three months on a recognized market;

•	have a market capitalization greater than or equal to the smallest index security’s market capitalization; and

•	have a minimum monthly average daily trading volume of 100,000 shares.

Periodic Component Adjustments. The criteria eligibility is applied quarterly. Security additions and deletions are made effective after the close of trading on the third Friday of March, June, September and December.

In the event of an extraordinary change in the nature of any component stock (e.g., delisting, merger, acquisition, change of principal business, etc.) in the respective KBW Nasdaq Index that will alter the overall market character of the respective KBW Nasdaq Index, the Index Committee will take appropriate actions to remove the stock or replace it at the next evaluation with another stock which would best represent the intended market character of the Underlying Index.

Additionally, if at any time during the year other than the evaluation, an index security no longer meets the eligibility criteria, or is otherwise determined to have become ineligible for inclusion in a given KBW Nasdaq Index, the security is removed from that Underlying Index and is replaced at the next evaluation.

KBW Nasdaq Bank Index, and KBW Nasdaq Property & Casualty Index (PowerShares KBW Bank Portfolio, and PowerShares KBW Property & Casualty Insurance Portfolio)

Calculation Methodology. The KBW Nasdaq Bank Index and KBW Nasdaq Property & Casualty Index are each a modified-market capitalization-weighted index.

At each quarter, each KBW Nasdaq Index is rebalanced such that the maximum weight of any index security does not exceed 8% and no more than five securities are at that cap. The excess weight of any capped security is distributed proportionally across the remaining index securities. If after redistribution, any of the five highest ranked index securities are weighted below 8%, these securities are not capped. Next, any remaining index securities in excess of 4% are capped at 4% and the excess weight will be redistributed proportionally across the remaining index securities. The process is repeated, if necessary, to derive the final weights.

The Index Committee, may, from time to time, exercise reasonable discretion as it deems appropriate in order to ensure the Underlying Index integrity.

KBW Nasdaq Financial Sector Dividend Yield Index and KBW Nasdaq Premium Yield Equity REIT Index (PowerShares KBW High Dividend Yield Financial Portfolio and PowerShares KBW Premium Yield Equity REIT Portfolio)

Calculation Methodology. The KBW Nasdaq Financial Sector Dividend Yield Index and KBW Nasdaq Premium Yield Equity REIT Index are each a modified dividend yield-weighted index.

At each quarter, each KBW Nasdaq Index is rebalanced based on the indicated dividend yield of each security as compared to the dividend yield of all index securities as of the last trading day in February, May, August and November. At each quarter, the KBW Nasdaq Index is rebalanced such that the maximum weight of any index security does not exceed 8% and no more than five securities are at that cap. The excess weight of any capped security is distributed proportionally across the remaining index securities. If after redistribution, any of the five highest ranked index securities are weighted below 8%, these securities are not capped. Next,

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any remaining index securities in excess of 4% are capped at 4% and the excess weight will be redistributed proportionally across the remaining index securities. The process is repeated, if necessary, to derive the final weights. The changes are effective after trading on the third Friday in March, June, September and December.

The Index Committee, may, from time to time, exercise reasonable discretion as it deems appropriate in order to ensure Underlying Index integrity.

KBW Nasdaq Regional Banking Index (PowerShares KBW Regional Banking Portfolio)

Calculation Methodology. The KBW Nasdaq Regional Banking Index is a modified-market capitalization-weighted index.

At each quarter, the KBW Nasdaq Index is rebalanced such that the maximum weight of any index security does not exceed 4% and no more than five securities are at that cap. The excess weight of any capped security is distributed proportionally across the remaining index securities. If after redistribution, any of the five highest ranked index securities are weighted below 4%, these securities are not capped. Next, any remaining index securities in excess of 2% are capped at 2% and the excess weight will be redistributed proportionally across the remaining index securities. The process is repeated, if necessary, to derive the final weights.

The Index Committee, may, from time to time, exercise reasonable discretion as it deems appropriate in order to ensure Underlying Index integrity.

NASDAQ International BuyBack AchieversTM Index (PowerShares International BuyBack AchieversTM Portfolio)

The Underlying Index is designed to track the performance of common stock of companies that are classified as “International BuyBack AchieversTM.” For its common stock to become eligible for inclusion in the Underlying Index, an issuer must: (i) have its common stock be included in the NASDAQ Global Ex-US Index; (ii) have a minimum market capitalization of $250 million; (iii) have effected a net reduction of 5% or more of its outstanding shares in its latest fiscal year; and (iv) have a minimum three-month average daily cash volume of $1 million. Local Russian and Indian securities, as well as Chinese “A-Shares” and “B-Shares,” are not eligible for inclusion in the Underlying Index.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider will rebalance the Underlying Index on a quarterly basis using a float modified market capitalization-weighted methodology. Each quarter, the Underlying Index is rebalanced such that the maximum weight of any component stock does not exceed 5% of the Underlying Index. The excess weight of any stock that otherwise exceeds 5% of the Underlying Index is distributed proportionally across the remaining component stocks. No more than eight component securities may represent the maximum 5% weight of the Underlying Index, and the component securities from any given country, in the aggregate, may not exceed 30% of the weight of the Underlying Index.

The Index Provider calculates the modified market capitalizations of a component stock using that company’s most recent shares outstanding, as well as the closing price and currency spot rate of the company’s stock on the last trading day in December, March, June and September. These modified weights will become effective after the close of trading on the last day in January, April, July and October, respectively. If, at any time during the year, a component stock becomes ineligible for inclusion in the Underlying Index, the stock is removed and is not replaced. The Underlying Index is reconstituted annually, with any additions and deletions becoming effective after the close of trading on the last trade day in July.

NASDAQ OMX Global Agriculture IndexSM (PowerShares Global Agriculture Portfolio)

Securities included in the Underlying Index for the PowerShares Global Agriculture Portfolio must be listed on a recognized global stock exchange and classified as engaged in agriculture and farming-related activities by the Index Provider. Only one security per company is permitted. If a company has multiple securities, the Index Provider will select the security with the highest dollar trading volume for possible inclusion in the Underlying Index. In addition, each security, according to a recognized market data vendor, must have a minimum worldwide market capitalization of $500 million, a minimum three-month average daily dollar trading volume of $1 million prior and a minimum free float of 20% prior to inclusion in the Underlying Index. The Index Provider evaluates the Underlying Index securities annually each June based on market data and sector classification by the Index Provider. Security additions and deletions are made effective after the close of trading on the third (3rd) Friday in June. Moreover, if at any time during the year a security included in the Underlying Index is no longer traded on a recognized global exchange, or no longer meets the Underlying Index construction criteria, or is otherwise determined by the Index Provider to be ineligible for continued inclusion in the Underlying Index, the Index Provider will remove the security. The Index Provider reconstitutes the Underlying Index annually and rebalances the Underlying Index quarterly. Additions to the Underlying Index are only made at the annual reconstitution.

NASDAQ OMX Global Gold and Precious Metals IndexSM (PowerShares Global Gold and Precious Metals Portfolio)

Securities included in the Underlying Index for the PowerShares Global Gold and Precious Metals Portfolio must be listed on a recognized global stock exchange and classified as involved in gold, silver and other precious metals mining industries by the Index Provider. Only one security per company is permitted. If a company has multiple securities, the Index Provider will select the security with the highest dollar trading volume for possible inclusion in the Underlying Index. In addition, each security, according to a recognized market data vendor, must have a minimum worldwide market capitalization of $500 million, a minimum three-month average daily dollar trading volume of $1 million and a minimum free float of 20% prior to inclusion in the Underlying Index. The Index Provider evaluates the Underlying Index securities annually each September based on market data and sector classification by the Index Provider. Security additions and deletions are made effective after the close of trading on the third (3rd) Friday in September. Moreover, if at any time during the year a security included in the Underlying Index is no longer

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traded on a recognized global exchange, or no longer meets the Underlying Index construction criteria, or is otherwise determined by the Index Provider to be ineligible for continued inclusion in the Underlying Index, the Index Provider will remove the security. The Index Provider reconstitutes the Underlying Index annually and rebalances the Underlying Index quarterly. Additions to the Underlying Index are only made at the annual reconstitution.

NASDAQ OMX Global Water IndexSM (PowerShares Global Water Portfolio)

The Underlying Index for the PowerShares Global Water Portfolio is comprised of securities that are listed on a recognized global stock exchange and that create products that conserve and purify water for homes, businesses and industries. Securities eligible for inclusion in the Underlying Index include common stocks, ordinary shares, depositary receipts (both American and global), depositary shares, Dutch certificates, shares of beneficial interest, stapled securities, and tracking stocks. To be eligible for inclusion in the Underlying Index, a security also must meet the following criteria:

(i)	as determined by SustainableBusiness.com LLC, a company that provides global news and networking services to help green businesses grow, the issuer of the security must be classified as participating in the “Green Economy,” an environmental and clean energy sector portion of the NASDAQ OMX Green Economy Global Benchmark Index, which includes approximately 400 securities from 13 different environmental sectors;

(ii)	the security must be listed on a global stock exchange where securities can be readily obtained;

(iii)	one security per issue is permitted;

(iv)	the security must have a minimum worldwide market capitalization of $50 million; and

(v)	the security must have a minimum three-month average daily dollar trading volume of $250,000.

The Underlying Index is a modified liquidity-weighted index. The value of the Underlying Index equals the aggregate value of the share weights of each of the securities in the Underlying Index multiplied by each such security’s last sale price, and divided by the divisor of the Underlying Index.

The Index Provider first limits the number of securities by country to ten based on the largest average daily dollar trading volume. Each quarter the Index Provider rebalances the Underlying Index such that the maximum weight of any country does not exceed 40% of the Underlying Index. The excess percentage above the cap of any such capped country is distributed proportionally across the securities in the remaining countries. If, after redistribution, another country’s weight is greater than 40%, the process is repeated until no country weight is greater than 40%. Simultaneously, the Index Provider reviews the component securities to ensure that no single security is greater than 8% of the Underlying Index. If a security’s weight is greater than 8%, it is capped at 8% and the excess weight is distributed proportionally across the remaining securities. If, after redistribution, the weighting of any of the five highest-weighted securities is above 4% and less than or equal to 8%, these securities are not capped. However, if a country has more than two securities weighted greater than 4%, the security’s weight will be capped at 4% and the excess weight will be redistributed. Any remaining securities in excess of 4% of the Underlying Index are capped at 4%, and the excess weight is redistributed proportionally across the remaining index securities. The Index Provider repeats the process, if necessary, to derive final weights.

The modified liquidity-weighting methodology is applied to the three-month average daily dollar trading volume of each component security as of the close of trading on the last trading day in February, May, August and November. The Index Provider calculates the component securities, multiplying the weight of the security derived above by the aggregate averaged daily dollar trading volume and dividing that value for each component security by its corresponding last sale price. The changes to the Underlying Index are effective after trading on the third Friday in March, June, September and December.

The Index Provider annually evaluates the component securities in June. Additions and deletions from the Underlying Index become effective after the close of trading on the last Friday in June. If a security no longer meets the above eligibility criteria, the Index Provider will remove the security from the Underlying Index and will not replace it.

Russell 1000® Equal Weight Index (PowerShares Russell 1000 Equal Weight Portfolio)

The Russell 1000® Equal Weight Index is designed to provide equal-weighted exposure to the largest securities in the U.S. equity market. The Underlying Index is composed of all of the securities including in the Russell 1000, which is a subset of the Russell 3000® Index, an index designed to measure the performance of the largest 3,000 U.S. companies.

Each quarter, the Index Provider groups each component security in the Russell 1000 based on the RGS classification system. The RGS system is composed of nine economic sectors: consumer discretionary, consumer staples, energy, financial services, health care, materials & processing, producer durables, technology and utilities. Once the component securities are grouped, the Index Provider allocates an equal weight to each sector and then assigns an equal weight to each constituent security within each sector.

The Index Provider then applies a “capacity screen” to the Underlying Index to eliminate securities of companies with limited “free float”—that is, with a limited number of outstanding shares readily available in the market. A potential constituent will be eligible for inclusion in the Underlying Index only if the number of shares of the component security does not exceed 5% of the float-adjusted outstanding shares of that company.

Unlike the Russell 1000, in which securities of companies with larger capitalizations receive proportionally greater weights, the Underlying Index’s equal weighting methodology provides equal exposure to the smallest components and underweighted sectors of the Russell 1000. As of the date of this Prospectus, the Underlying Index included securities of companies with a market capitalization of at least $2.2 billion. Although the Underlying Index generally measures the performance of securities of large-cap companies, its weighting methodology at times may result in it

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including component securities of companies that, based on their market capitalization, typically would be classified as small-or midcap issuers.

The Underlying Index is re-weighted at the close of the last business day in March and September, and at the close of the third Friday in December. It also is completely reconstituted annually at the close of the last Friday in June.

S&P 500 Low Volatility Rate Response Index (PowerShares S&P 500 ex-Rate Sensitive Low Volatility Portfolio)

The S&P 500 Low Volatility Rate Response Index is designed to provide exposure to the constituents of the S&P 500 Index that exhibit both low volatility and low interest rate risk.

In order to qualify for inclusion in the Underlying Index, a stock must, as of a quarterly rebalance date: (1) be a member of the S&P 500 Index; and (2) have traded on all trading days in the previous 12 months, as well as traded in the prior 60 months leading up to the date of rebalance.

In selecting component securities of the Underlying Index, the Index Provider first ranks all qualifying stocks within the S&P 500 Index in descending order based on sensitivity to interest rate changes. The Index Provider determines “rate sensitivity” by performing a regression of a stock’s returns over the prior 60 months to the changes in the 10-year U.S. Treasury rate over that same period. The top ranked stocks based on rate sensitivity are deemed to be the stocks with the highest positive returns when interest rates rise. Based on this calculation, the top 400 ranked stocks remain for eligibility.

Next, the Index Provider ranks the 400 eligible stocks in descending order based on their realized volatility-that is, the least fluctuation in a stock’s price over time. The Index Provider selects the 100 stocks with the lowest realized volatility to comprise the Underlying Index. Those constituents are weighted by the inverse of volatility, with the least volatile stocks receiving the greatest weights.

The Underlying Index is fully rebalanced quarterly. New constituents will only be added to the Underlying Index during a quarterly rebalance. Stocks that are removed from the S&P 500 Index will be removed from the Underlying Index simultaneously.

S&P 500® High Beta Index (PowerShares S&P 500® High Beta Portfolio)

The S&P 500® High Beta Index is a subset of the S&P 500® Index. S&P DJI estimates the market sensitivity, or beta, of every stock in the S&P 500® Index based on its performance over the trailing 12 months. The 100 stocks with the highest sensitivity to market movements (highest beta) included in the S&P 500® Index comprise the S&P 500® High Beta Index. The weight of each stock in the S&P 500® High Beta Index is proportionate to its beta, rather than to its market capitalization and the Underlying Index constituents are rebalanced quarterly. S&P DJI makes additions to the S&P 500® High Beta Index only at the time of the quarterly rebalancing. Constituents removed from the S&P 500® Index are removed from the S&P 500® High Beta Index simultaneously.

S&P 500® Low Volatility High Dividend Index (PowerShares S&P 500® High Dividend Low Volatility Portfolio)

The S&P 500® Low Volatility High Dividend Index is designed to track the performance of the 50 securities in the S&P 500® Index with the highest dividend yield and lower volatility. The Index Provider measures the dividend yield of every security in the S&P 500® Index over the past 12 months and selects the 75 securities with highest dividend yield during that time, with no one sector within the S&P 500® Index allowed to contribute more than 10 securities to the Underlying Index. The Index Provider then measures the realized volatility of each of these 75 highest dividend yield securities over the past 12 months and, from this group, selects the 50 securities with the lowest volatility for inclusion in the Underlying Index. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Index Provider weights each of the 50 securities in the Underlying Index by its dividend yield, with the highest dividend-yielding securities receiving the highest weights. The weight for each constituent will range between 0.05% and 3.0% of the Underlying Index, and the weight of each sector is capped at 25% of the Underlying Index. The Index Provider rebalances the Underlying Index semi-annually at the close of the last business day in January and July. The Index Provider will add or remove securities from the Underlying Index only at the time of the semi-annual rebalancing. However, if a constituent security is removed from the S&P 500® Index, S&P DJI will remove the security simultaneously from the Underlying Index.

S&P 500® Low Volatility Index® (PowerShares S&P 500® Low Volatility Portfolio)

The S&P 500® Low Volatility Index® is a subset of the S&P 500® Index. S&P DJI measures the realized volatility of every stock in the S&P 500® Index over the trailing 12 months. The 100 stocks with the lowest volatility comprise the S&P 500® Low Volatility Index®. Each stock in the S&P 500® Low Volatility Index is weighted by the inverse of its volatility with the least volatile stocks receiving the highest weights. Underlying Index constituents are rebalanced quarterly. S&P DJI makes additions to the S&P 500® Low Volatility Index only at the time of the quarterly rebalancing. Constituents removed from the S&P 500® Index are removed from the S&P 500® Low Volatility Index simultaneously.

S&P 500 Momentum Index (PowerShares S&P 500 Momentum Portfolio)

The Underlying Index is designed to track the performance of stocks in the S&P 500 Index that have a high “momentum score,” which the Index Provider defines as the tendency of investments to exhibit persistence in their relative performance. In selecting constituent securities for the Underlying Index, the Index Provider first calculates the momentum score of each security in the S&P 500 Index by evaluating the change in its price over the last 12 months, excluding the most recent month, and applying an adjustment to that total based on the security’s volatility over that period. The Index Provider then ranks the eligible securities and selects the 100 securities with the highest momentum scores for inclusion in the Underlying Index. The component securities are weighted by the product of their market capitalization and their momentum score. The maximum weight of each component is

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capped at the lower of 9% or three times its market capitalization weight in the eligible index universe. The Underlying Index is rebalanced semi-annually. If a stock is removed from the S&P 500 Index, it will be removed from the Underlying Index simultaneously.

S&P 500 Enhanced Value Index (PowerShares S&P 500 Value Portfolio)

The Underlying Index is designed to track the performance of stocks in the S&P 500 Index that have a high “value score,” which the Index Provider derives from evaluating three fundamental measures of a company: (i) book value-to-price ratio, calculated using the company’s latest book value per share divided by its price; (ii) earnings-to-price ratio, calculated using the company’s trailing 12 month earnings per share divided by its price; and (iii) sales-to-price ratio, calculated using the company’s trailing 12 month sales per share divided by its price. In selecting constituent securities for the Underlying Index, the Index Provider first calculates the value score of each security in the S&P 500 Index based on a composite of those three factors, and then selects the 100 with the highest value scores for inclusion in the Underlying Index. The component securities are weighted by the product of their market capitalization and their value score. The maximum weight of each component is capped at the lower of 5% and 20 times its market capitalization in the eligible index universe while each stock’s weight is floored at 0.05% and the maximum weight of any given Global Industry Classification Standard sector is 40%.

The Underlying Index is rebalanced semi-annually. If a stock is removed from the S&P 500 Index, it will be removed from the Underlying Index simultaneously.

S&P BMI Emerging Markets Low Volatility IndexTM (PowerShares S&P Emerging Markets Low Volatility Portfolio)

The S&P BMI Emerging Markets Low Volatility IndexTM is designed to measure the performance of 200 of the least volatile stocks whose minimum three-month average daily value traded is $3 million as of the rebalancing reference date of the S&P Emerging Plus LargeMidCap Index. The S&P Emerging Plus LargeMidCap Index measures all publicly listed equities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, Qatar, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey, and the United Arab Emirates. S&P DJI measures the realized volatility of every stock in the S&P BMI Emerging Markets Low Volatility IndexTM over the trailing 12 months. Constituents in the S&P BMI Emerging Markets Low Volatility IndexTM are weighted inversely to their volatility so that the least volatile stocks receive the highest weights. The Underlying Index constituents are rebalanced quarterly. S&P DJI makes additions to the S&P BMI Emerging Markets Low Volatility IndexTM only at the time of the quarterly rebalancing. Constituents removed from the S&P Emerging Plus LargeMidCap Index are removed from the S&P BMI Emerging Markets Low Volatility IndexTM simultaneously.

S&P BMI International Developed Low Volatility IndexTM (PowerShares S&P International Developed Low Volatility Portfolio)

The S&P BMI International Developed Low Volatility IndexTM is designed to measure the performance of 200 of the least volatile stocks whose minimum average daily value traded is $3 million as of the rebalancing reference date of the S&P Developed ex US and South Korea LargeMidCap Index. The S&P Developed ex US and South Korea LargeMidCap Index measures all publicly listed equities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. S&P DJI measures the realized volatility of every stock in the S&P BMI International Developed Low Volatility IndexTM over the trailing 12 months. Constituents in the S&P BMI International Developed Low Volatility IndexTM are weighted so that the least volatile stocks receive the highest weights. The Underlying Index constituents are rebalanced quarterly. S&P DJI makes additions to the S&P BMI International Developed Low Volatility IndexTM only at the time of the quarterly rebalancing. Constituents removed from the S&P Developed ex US and South Korea LargeMidCap Index are removed from the S&P BMI International Developed Low Volatility IndexTM simultaneously.

S&P EPAC Ex. Korea Low Volatility USD Hedged Index (PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio)

The S&P EPAC Ex. Korea Low Volatility USD Hedged Index measures the performance of the 200 least volatile stocks in the S&P EPAC Ex-Korea LargeMidCap Index, an index composed of large-cap or mid-cap equity stocks of companies located in developed market countries throughout Europe and the Asia Pacific region (but excluding South Korea). From the constituents of the S&P EPAC Ex-Korea LargeMidCap Index, the Index Provider selects securities with the least volatility over the past 12 months for inclusion in the Underlying Index, with the least volatile stocks receiving the greatest weights. The Underlying Index also employs a currency hedged strategy by selling foreign exchange forward contracts to lock in current exchange forward rates and manage the currency risk. Profits (losses) from the forward contracts are offset by losses (profits) in the value of the currency, thereby negating exposure to the currency.

S&P Eurozone Low Volatility USD Hedged Index (Powershares Europe Currency Hedged Low Volatility Portfolio)

The S&P Eurozone Low Volatility USD Hedged Index measures the performance of the 80 least volatile stocks in the S&P Eurozone BMI Index, an index composed of securities of any capitalization of companies in both developed and emerging markets throughout the European Union. From the constituents of the S&P Eurozone BMI Index, the Index Provider selects securities with the least volatility over the past 12 months for inclusion in the Underlying Index. The Underlying Index includes the 80 least volatile stocks from that index, with the least volatile stocks receiving the greatest weights.

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The Underlying Index also employs a currency hedged strategy by selling foreign exchange forward contracts to lock in current exchange forward rates and manage the currency risk. Profits (losses) from the forward contracts are offset by losses (profits) in the value of the currency, thereby negating exposure to the currency.

S&P Japan 500 Low Volatility USD Hedged Index (PowerShares Japan Currency Hedged Low Volatility Portfolio)

The S&P Japan 500 Low Volatility USD Hedged Index measures the performance of the 100 least volatile stocks in the S&P Japan 500 Index, an index that measures the performance of the equity stocks of the 500 largest publicly listed companies in Japan. From the constituents of the S&P Japan 500 Index, the Index Provider selects securities with the least volatility over the past 12 months for inclusion in the Underlying Index, with the least volatile stocks receiving the greatest weights. The Underlying Index also employs a currency hedged strategy by selling foreign exchange forward contracts to lock in current exchange forward rates and manage the currency risk. Profits (losses) from the forward contracts are offset by losses (profits) in the value of the currency, thereby negating exposure to the currency.

S&P MidCap 400 Low Volatility IndexTM (PowerShares S&P MidCap Low Volatility Portfolio)

The S&P MidCap 400 Low Volatility IndexTM is a subset of the S&P MidCap 400® Index, which is comprised of U.S.-listed equity securities of 400 mid-sized companies based on market capitalization (historically, companies with unadjusted market capitalizations between $1.4 billion and $5.9 billion). S&P DJI measures the volatility that every security in the S&P MidCap 400® Index has realized over the trailing 12 months and then selects the 80 securities with the lowest volatility to comprise the Underlying Index. S&P DJI weights all 80 securities in the Underlying Index based upon the inverse of each security’s volatility, with the least volatile securities receiving the highest weights in the Underlying Index. S&P DJI rebalances the Underlying Index quarterly in February, May, August and November and makes additions to the Underlying Index only during that quarterly rebalancing. Constituents only are eligible for inclusion in the Underlying Index if they have been listed for trading for an entire year prior to a quarterly rebalancing date. Constituents that are removed from the S&P MidCap 400® Index are removed from the Underlying Index simultaneously, and S&P DJI will adjust the weights of the remaining securities in the Underlying Index accordingly.

General Underlying Index Information for the S&P SmallCap Sector Funds

Each Underlying Index is a subset of the S&P SmallCap 600® Index, which reflects the U.S. small capitalization market. The constituents of the S&P SmallCap 600® Index are each categorized into one of ten economic sectors according to the Global Industry Classification Standard (“GICS®”). GICS® assigns a company to a single sector according to its “principal business activity,” which GICS® determines by such factors as the source of the company’s revenues and the market perception of that company’s business. Each Underlying Index is designed to measure the overall performance of stocks in a particular economic sector(s).

The S&P SmallCap 600® Index follows several criteria for index eligibility. Each company must be a U.S. company, as determined by the governing rules detailed in the index methodology. Further, the previous quarter’s as-reported earnings, as well as the sum of trailing as-reported earnings over the previous four consecutive quarters, should be positive. Additionally, at least 50% of the company’s stock must be publicly held, and the company’s stock must demonstrate adequate liquidity, as determined by governing rules detailed in the index methodology. Lastly, eligible securities include common equities listed on major U.S. exchanges, including real estate investment trusts (REITs). Ineligible securities are detailed in the index methodology and include, but are not limited to, operating companies, including business development companies (BDCs), limited partnerships, master limited partnerships (MLPs), OTC bulletin board issues, closed-end funds, ETFs, exchange-traded notes, royalty trusts, convertible bonds, investment trusts, rights and ADRs. The balance of industries represented in the S&P SmallCap 600® Index must accurately represent the balance of industries represented in the universe of companies eligible for inclusion in each Underlying Index.

The Index Provider reconstitutes and rebalances each Underlying Index on a quarterly basis on the third Friday of March, June, September and December. The Underlying Index components, shares outstanding and weighting factors are determined as of the rebalancing date, while the prices for the components’ shares are used as of one week prior to the rebalancing date. Each component company’s weight in an Underlying Index is capped at 22.5%, and the sum of all stocks constituting more than 4.5% of an Underlying Index cannot exceed 45% of that Underlying Index. If this 45% limit is breached, the Index Provider ranks all the stocks in descending order of their weights and identifies the first stock that causes the 45% limit to be breached. The Index Provider then reduces the weighting of this stock either until the 45% limit is satisfied or its weight in the Underlying Index falls below 4.5%. If any stock exceeds either the 22.5% limit or the 45% limit, the Index Provider proportionally redistributes its excess weight to all uncapped stocks.

S&P SmallCap 600 Low Volatility IndexTM (PowerShares S&P SmallCap Low Volatility Portfolio)

The S&P SmallCap 600 Low Volatility IndexTM is a subset of the S&P SmallCap 600® Index, which is comprised of U.S.-listed equity securities of 600 smaller companies based on market capitalization (historically, companies with unadjusted market capitalizations between $400 million and $1.84 billion). S&P DJI measures the volatility that every security in the S&P SmallCap 600® Index has realized over the trailing 12 months and then selects the 120 securities with the lowest volatility to comprise the Underlying Index. S&P DJI weights all 120 securities in the Underlying Index based upon the inverse of each security’s volatility, with the least volatile securities receiving the highest weights in the Underlying Index. S&P DJI rebalances the Underlying Index quarterly in February, May, August and November, and makes additions to the Underlying Index only during that quarterly rebalancing. Constituents only are eligible for inclusion in the Underlying Index if they have been listed for trading for an entire year prior to a quarterly rebalancing date. Constituents that are removed from the S&P SmallCap 600® Index are removed from

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the Underlying Index simultaneously, and S&P DJI will adjust the weights of the remaining securities in the Underlying Index accordingly.

S-Network Emerging Infrastructure Builders IndexSM (PowerShares Emerging Markets Infrastructure Portfolio)

The Index Provider selects companies included in the Underlying Index for the PowerShares Emerging Markets Infrastructure Portfolio from a global universe of approximately 500 companies engaged in “primary” infrastructure development in emerging market countries based on the following criteria: 1) the country of domicile and/or listing imposes no restrictions on investment or currency conversion; 2) the stock is listed on a regulated exchange that provides a “last closing price”; 3) the stock has a minimum market capitalization of $500 million on the effective date of a rebalancing; 4) the stock has a minimum free float of $300 million on the effective date of a rebalancing; and 5) the stock has average daily turnover for the previous 90 days of more than $1 million. The Index Provider defines “emerging market countries” as those countries identified in the World Bank Country Classification system as “Middle Income” countries. The Underlying Index contains stocks selected from a universe of equity securities domiciled in Middle Income countries. Also included are a limited number of companies domiciled in countries classified by the World Bank as High Income countries, which companies provide goods and/or services that are essential to infrastructure development in Middle Income countries and which derive more than 33% of their total revenues from Middle Income countries. Certain companies domiciled in developed markets that derive significant and/or rapidly growing revenues from emerging markets may from time to time be included in the Underlying Index. The Index Provider deletes companies from the Underlying Index if their market capitalization falls below $300 million and/or their free float falls below $200 million and/or their average daily turnover for the previous 90 days falls below $750 million on the effective date of a rebalancing. The Index Provider reconstitutes and rebalances the Underlying Index quarterly. The Underlying Index excludes securities of companies within applicable sectors engaged in construction and development unrelated to infrastructure. Rebalancing data, including constituent weights and related information, is posted on the Underlying Index’s website (www.snetinfrastructureindex.com) prior to the start of trading on the first business day following the third Friday of the calendar quarter.

WilderHill New Energy Global Innovation Index (PowerShares Global Clean Energy Portfolio)

The Index Provider reviews the composition of the Underlying Index for the PowerShares Global Clean Energy Portfolio quarterly based on the following criteria:

(1)	The Underlying Index is mainly comprised of companies in wind, solar, biofuels, hydro, wave and tidal, geothermal and other relevant renewable energy businesses. The Underlying Index also includes companies in the energy conversion, storage, conservation, efficiency, materials, pollution control, emerging hydrogen and fuel cells business.

(a)	At least half of the companies comprising the Underlying Index are listed on stock exchanges outside the United States.
(b)	There is an Underlying Index bias in favor of the purer-play companies in renewable energy, and those in cleaner energy generally. Accordingly, the small and medium capitalization companies contained in the Underlying Index may have a leading role in Underlying Index composition. Larger companies with diversified businesses may be included in the Underlying Index, but only when they have significant exposure to clean or renewable energy, as determined by a proprietary methodology.

(c)	Securities placed in the Underlying Index must have (a) a three-month average market capitalization of at least $100 million; and (b) a three-month average closing price above $1.00 if not currently in the Underlying Index. Each sector’s components are divided into two categories, large and small. Large components are given three and one-half times the weight of small components within their sector and are defined as having an individual market capitalization over $750 million.

(2)	No single security may exceed 5% of the total Underlying Index weight at the quarterly rebalancing. As new energy technologies are developed, companies involved in such technologies may be added to the Underlying Index when significant to this sector. The Underlying Index uses modified equal dollar weighting.

Principal Risks of Investing in the Funds

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s “Summary Information” section.

ADR and GDR Risk

ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

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GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. Because a Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.

Asia Pacific Economic Risk

The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. In addition, certain countries in the Asia Pacific region in which the Fund may invest are large debtors to commercial banks and foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. These developments may also have a negative effect on the broader economy of such Asia Pacific countries, including issuers in which the Fund may invest. Due to heavy reliance on international trade, a decrease in demand (due to recession or otherwise in the United States, Europe or Asia) would adversely affect economic performance in the region.

Banking Industry Concentration Risk

Certain Funds invest in banks, which are subject to extensive government regulation that may affect the scope of their activities, their profitability, the prices that they can charge and the amount of capital that they must maintain. In addition, unstable interest rates can have a disproportionate effect on the banking industry; banks whose securities the Fund may purchase may themselves have concentrated portfolios of loans or investments that make them vulnerable to economic conditions that affect that industry. Increased competition also may affect adversely the profitability or viability of banks. In addition, the banking industry is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in the banking industry, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares that shareholders hold in such institutions. The recent deterioration of the credit markets has caused an adverse impact on a broad range of financial markets, thereby causing certain banking institutions to incur large losses. Certain banking institutions have experienced declines in the valuation of their assets and even ceased operations.

Beta Risk

For certain Funds, beta investing entails investing in securities that are more volatile based on historical market index data. The Funds may be more volatile since they seek to have exposure to the most volatile securities. Volatile stocks may be subject to sharp swings in value, and may change unpredictably, affecting the value of such equity securities and, consequently, the value of the Shares.

Basic Materials Sector Risk

Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, increased competition and the imposition of import controls. Production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. In addition, issuers in the basic materials sector are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, technical progress, labor relations and government regulations.

Canada Risk

Because PowerShares Global Gold and Precious Metals Portfolio invests a significant portion of its assets in companies that are domiciled in Canada, the Fund is particularly sensitive to political, economic and social conditions in that country. Canada is a major producer of metals. The Canadian economy is especially dependent on the demand for, and supply of, natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Any adverse events that affect Canada’s major industries may have a negative impact on the overall Canadian economy and the shares of the Fund.

China Investment Risk

Certain Funds may invest a significant portion of its total assets in securities of issuers from China. Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion.

Commodity Pool Risk

For certain Funds, the use of currency forward contracts will cause it to be considered a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a CPO and a CTA, and it will manage the Fund in accordance with CFTC rules, as well as the rules that apply to registered investment companies.

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Registration as a CPO or a CTA subjects the Adviser to additional compliance obligations, all of which may increase costs and may affect the operations and financial performance of the Fund.

The status of a commodity pool may have a negative impact on the ability of the Fund to engage in its planned investment program. However, the CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s and Fund’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements, the Fund’s compliance with analogous SEC requirements will fulfill its CFTC compliance obligations. As a result, the Fund’s status as a commodity pool and the Adviser’s registration as a CPO and CTA are not expected to materially adversely affect the Fund’s ability to achieve its investment objective.

Consumer Discretionary Sector Risk

For PowerShares S&P SmallCap Consumer Discretionary Portfolio, companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand and changes in consumer preferences. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.

Consumer Staples Sector Risk

PowerShares S&P SmallCap Consumer Staples Portfolio faces the risk that changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending may adversely affect companies in the consumer staples sector. Changes in government regulation, world events and economic conditions, as well as natural and man-made disasters and political, social or labor unrest, also affect companies in this sector.

Counterparty Risk

Many currency forward contracts are derivative transactions between two parties, which typically are described as “over the counter.” To the extent that certain Funds enter into over-the-counter derivative transactions to pursue its currency hedging strategy, the Funds will be subject to counterparty risk with respect to these transactions, which is the risk that the other party in the transaction will not fulfill its contractual obligations. In the event of default, the Funds could experience lengthy delays in recovering some or all of its assets, or may have no recovery at all.

“Contrarian” Investment Style Risk

A “contrarian” investment style generally invests in companies that appear to be selling at a discount relative to the market’s assessment of their potential value, or that otherwise have good long-term fundamentals (e.g., financial condition, capabilities of management, earnings, new products and services) yet whose securities are currently out of favor with the majority of investors or are in an industry or sector that has negative investor sentiment. Such investment style is subject to the risk that the valu-

ations of such companies never improve (or even decline in price) or that the returns on such securities do not meet the perceived value of that security based on the Underlying Index’s methodology, are less than anticipated or less than returns on other styles of investing or the overall stock market. In addition, such securities may not perform as well as other types of securities (e.g., growth securities) or the stock market in general, and may be out of favor with investors for varying periods of time. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments. There is also a risk that it may take longer than expected for the value of these investments to increase.

Currency Risk

Certain Funds will invest in non-U.S. dollar denominated equity securities of foreign issuers. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s overall NAV. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Fund invests, causing an adverse impact on the Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Much of the income that Funds receive will be in foreign currencies. However, those Funds will compute and distribute their income in U.S. dollars, and the computation of income will be made on the date that the Funds earn the income at the foreign exchange rates in effect on that date. Therefore, if the values of the relevant foreign currencies fall relative to the U.S. dollar between the earning of the income and the time at which those Funds convert the foreign currencies to U.S. dollars, the Funds may be required to liquidate securities in order to make distributions if the Funds have insufficient cash in U.S. dollars to meet distribution requirements.

Furthermore, a Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. Such Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forwards, futures or options contracts to purchase or sell foreign currencies.

Currency Hedging Risk

While currency hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Moreover, hedges are sometimes subject to imperfect matching between the derivative and its reference asset, and there can be no assurance that a Fund’s hedging

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strategy will be effective. Some foreign currency forward contracts are less liquid, which could result in a Fund being unable to structure its hedging transactions as intended. A Fund may be unable to obtain sufficient liquidity in the underlying currency. In addition, foreign currency forward contracts do not eliminate movements in the value of non-U.S. currencies and securities; instead, they allow a Fund to establish a fixed rate of exchange for a future point in time. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions in the geographic region where a Fund invests.

A Fund’s exposure to the value of the currencies may not be fully hedged at all times. Furthermore, while a Fund is designed to hedge against currency fluctuations, it is possible that a degree of currency exposure may remain even at the time a hedging transaction is implemented. As a result, a Fund’s transactions may not successfully reduce the currency risk included in a Fund’s portfolio. The effectiveness of a Fund’s currency hedging strategy will in general be affected by the volatility of the U.S. dollar relative to the currencies to be hedged. Increased volatility will generally reduce the effectiveness of a Fund’s currency hedging strategy. The effectiveness of a Fund’s currency hedging strategy will also in general be affected by interest rates. Significant differences between U.S. dollar interest rates and foreign currency interest rates may impact the effectiveness of a Fund’s currency hedging strategy.

Energy Sector Risk

Certain Funds invest a significant portion of their assets in securities issued by companies in the energy sector. Companies in the energy sector are subject to extensive government regulation, including contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry.

Companies in which certain Funds may invest may do business with companies in countries other than the United States. Such companies often operate in countries with less stringent regulatory regimes and countries that have a history of expropriation and/or nationalization, among other adverse policies. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. The energy sector is cyclical, and commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations also could affect companies in this sector. Recent global economic events have created greater volatility in the energy sector, including substantial declines in the price of oil. Such events may create wide fluctuations in the value of companies in this sector, which may affect the Shares.

Equity Risk

Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer’s common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.

In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, particular industries or economic sectors will become negative. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer’s common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.

Equity risk also includes the financial risks of a specific company, including that the value of the company’s securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Financial Services Sector Risk

Certain Funds face the risks of investing in the financial services sector, which include the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations, unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities a Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions.

Moreover, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which may adversely affect securities held by a Fund. These circumstances have also decreased liquidity in some markets and may continue to do so. Liquidity in some markets has decreased and credit has become scarcer worldwide.

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The recent deterioration of the credit markets has caused an adverse impact on a broad range of financial markets, thereby causing certain financial services companies to incur large losses. Certain financial services companies have experienced decline in the valuation of their assets and even ceased operations.

Financial services companies also are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Recent regulatory changes, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and the introduction of new international capital and liquidity requirements under the Basel III Accords (“Basel III”), may cause lending activity within the financial services sector to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act. These market conditions may continue or deteriorate further and may add significantly to the risk of short-term volatility in a Fund.

Food and Beverage Industry Concentration Risk

PowerShares S&P SmallCap Consumer Staples Portfolio invests a significant portion of its assets in companies in the food and beverage industry. The food and beverage industry is highly competitive and can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, government regulation, adverse changes in general economic conditions, evolving consumer preferences, nutritional and health-related concerns, federal, state and local food inspection and processing controls, consumer product liability claims, consumer boycotts, risks of product tampering and the availability and expense of liability insurance.

Foreign and Emerging Markets Investment Risk

Investments in foreign securities involve risks that are beyond those associated with investments in U.S. securities, and investments in securities of issuers in emerging market countries involve risks not often associated with investments in securities of issuers in developed countries. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign and emerging market securities, and foreign and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to issuers in developed countries.

Foreign and emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign and emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Each country has different laws specific to that country that impact investment, which may increase the risks to which investors are subject. Country-specific rules or legislation addressing investment-related transactions may inhibit or prevent certain transactions from transpiring in a particular country.

Furthermore, foreign exchanges and broker-dealers generally are subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Differences in clearance and settlement procedures in foreign markets may cause delays in settlement of a Fund’s trades effected in those markets and could result in losses to a Fund due to subsequent declines in the value of the securities subject to the trades. Depositary receipts also involve substantially identical risks to those associated with investments in foreign securities. Additionally, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, have no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

Certain Funds may invest in securities of companies domiciled in Russia. The United States and the European Union have imposed economic sanctions on certain Russian individuals and entities, and either the United States or the European Union also could institute broader sanctions. The current sanctions, or the threat of further sanctions, may result in the decline of the value or liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy, any of which could negatively impact these Funds’ investments in Russian securities. These economic sanctions also could result in the immediate freeze of Russian securities, which could impair the ability of the Funds to buy, sell, receive or deliver those securities. Both the existing and potential future sanctions also could result in Russia taking counter measures or retaliatory actions, which further may impair the value or liquidity of Russian securities, and therefore may negatively impact the Funds.

Geographic Concentration Risk

Funds that are less diversified across geographic regions or countries are generally riskier than more diversified funds. The economies and financial markets of certain regions, including the Middle East and Africa, can be interdependent and may all decline at the same time. A natural or other disaster could occur in the geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that geographic region and adversely impact a Fund’s investments in the affected region.

Healthcare Sector Risk

For PowerShares S&P SmallCap Health Care Portfolio, factors that may affect the profitability of companies in the healthcare sector include extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased

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emphasis on outpatient services, limited number of products and product obsolescence due to industry innovation, changes in technologies and other market developments. A major source of revenue for the healthcare industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Companies in the healthcare sector depend heavily on patent protection. The process of obtaining patent approval can be long and costly, and the expiration of patents may adversely affect the profitability of the companies. Healthcare companies also are subject to extensive litigation based on product liability and similar claims. Additional factors also may adversely affect healthcare companies, and state or local healthcare reform measures. Many new products are subject to regulatory approval and the process of obtaining such approval can be long and costly. Healthcare companies also are subject to competitive forces that may make raising prices difficult and, at times, may result in price discounting. In addition, companies in the healthcare sector may be thinly capitalized and therefore may be susceptible to product obsolescence.

High Dividend Paying Securities Risk

Certain Funds invest in securities that pay high dividends. As a group, these securities can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in the Underlying Index and the capital resources available for such companies’ dividend payments may affect adversely a Fund.

Index Risk

Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their respective Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that stock generally is underperforming.

Industrials Sector Risk

Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental damage claims. Also, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations could adversely affect the companies in this sector.

Industry Concentration Risk

In following its methodology, a Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, a Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, a Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which a Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole. Information about the Funds’ exposure to a particular industry is available in the Funds’ Annual and Semi-Annual Reports to Shareholders, as well as on their Forms N-Q as filed with the SEC.

Information Technology Sector Risk

For PowerShares S&P SmallCap Information Technology Portfolio, the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and research and development of new products can significantly affect the companies in the technology sector. Companies in the technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive technology sector may cause the prices for these products and services to decline in the future. Patent protection is integral to the success of many companies in this sector, and profitability may be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products.

The technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of the sector participants depends substantially on the timely and successful introduction of new products.

Insurance Industry Concentration Risk

For certain Funds, many factors, including changes in interest rates, general economic conditions, the imposition of premium rate caps, competition and the pressure to compete globally, including price and marketing competition, and other changes in government regulation or tax law, can significantly affect companies in the insurance industry. In addition, different segments of the insurance industry may be affected by mortality and morbidity rates, actuarial miscalculations, environmental clean-up costs and catastrophic events such as natural disasters and terrorist acts, and availability and cost of reinsurance.

Investing in the European Union Risk

Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the

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adoption, abandonment or adjustment of the new constitutional treaty, the European Union’s enlargement to the south and east, and resolution of the European Union’s problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.

Issuer-Specific Changes

The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Limited Partnership Risk

Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. Since publicly traded limited partnerships are a less common form of organizational structure than corporations, limited partnership units may be less liquid than publicly traded common stock. In addition, interest income generated from limited partnerships deemed not to be “publicly traded” will not be considered “qualifying income” under the Internal Revenue Code of 1986, as amended, and may trigger adverse tax consequences. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Liquidity Risk

Liquidity risk exists when a particular investment is difficult to purchase or sell. If a Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of a Fund because a Fund may be unable to sell the illiquid securities at an advantageous time or price.

Market Risk

The securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the respective Underlying Index.

Market Trading Risk

The Funds face numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of a Fund. Any of these factors may lead to the Shares trading at a premium or discount to a Fund’s NAV.

Momentum Investing Risk

The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of a Fund using this investment style may suffer.

Non-Correlation Risk

A Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, a Fund incurs operating expenses not applicable to its Underlying Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, a Fund’s use of a representative sampling approach may result in returns that are not as well-correlated with the return of its respective Underlying Index as would be the case if such Fund purchased all of the securities in its Underlying Index in the proportions represented in the Underlying Index. Additionally, a Fund that issues or redeems Creation Units principally for cash will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind. A Fund may fair value certain of the securities it holds. To the extent a Fund calculates its NAV based on fair value prices, the Fund’s ability to track its Underlying Index may be adversely affected. Since an Underlying Index is not subject to the tax diversification requirements to which the Funds must adhere, a Fund may be required to deviate its investments from the securities contained in, and relative weightings of, its Underlying Index. A Fund may not invest in certain securities included in its Underlying Index due to liquidity constraints. Liquidity constraints also may delay a Fund’s purchase or sale of securities included in its Underlying Index. For tax efficiency purposes, a Fund may sell certain securities to realize losses, causing it to deviate from its respective Underlying Index.

The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact a Fund’s ability to track its Underlying Index. For example, in regulated industries, certain emerging or international markets and corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, a Fund may be restricted in its ability to acquire particular securities due to positions held by the Adviser’s affiliates.

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The Adviser may not fully invest a Fund at times, either as a result of cash flows into the Fund or the need to reserve cash the Fund holds to meet redemptions and expenses, or low assets (particularly when a Fund is new and has operated for only a short period).

Non-Diversified Fund Risk

Certain Funds are considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund. For such funds, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Funds’ volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Oil and Gas Services Industry Concentration Risk

For certain Funds, the profitability of companies in the oil and gas services industry may be adversely affected by world events in the regions that the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Prices and supplies of oil and gas may fluctuate significantly over short and long periods of time due to national and international political changes, Organization of Petroleum Exporting Countries (“OPEC”) policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economy of the key energy-consuming countries. In addition, companies in the oil and gas services industry are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Disruptions in oil and gas services or shifts in fuel consumption may significantly impact companies in this industry. Companies in the oil and gas services industry also may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks. Recent global economic events have created greater volatility in the oil and gas services industry, including substantial declines in the price of oil. Such events may create wide fluctuations in the value of companies in this industry, which may affect the Shares.

Portfolio Turnover Risk

To the extent that a Fund’s Underlying Index rebalances frequently, a Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. This may result in a high portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distribution to a Fund’s shareholders, each Fund will seek to utilize the in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

Regional, Small and Medium Bank Risk

For PowerShares KBW Regional Banking Portfolio, investing in securities of small and medium banks involves greater risk than customarily is associated with investing in larger, more established banks. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. These banks also may be subject to extensive federal and state regulations and to severe price competition. Credit losses resulting from financial difficulties of borrowers can negatively impact these banks. The regional banking industry in which small and medium banks typically compete is highly competitive and failure to maintain or increase market share may result in the loss of market share. The marketing and expansion strategies of many regional banks may place a significant strain on their management, financial controls, operations systems, personnel and other resources. There can be no assurance that these companies will complete the necessary improvements to their systems, procedures and controls necessary to support their future operations or rapid growth.

REIT Risk

Although certain Funds will not invest in real estate directly, the REITs in which the Funds will invest will be subject to risks inherent in the direct ownership of real estate. These risks include, among others: fluctuations in the value of the underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; changes in the availability, cost and terms of mortgage funds; increased competition, property taxes, capital expenditures, or operating expenses; and other occurrences, including the impact of changes in environmental laws, that may affect the real estate industry. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees, that their shareholders pay. As a result, an investor will absorb duplicate levels of fees when the Fund invests in REITs. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.

Mortgage REITs lend money to developers and owners of properties and invest primarily in mortgages and similar real estate interests. Mortgage REITs receive interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend funds. Credit risk is the risk that the borrower will not be able to make interest and principal payments on the loan to the REIT when they are due. Mortgage REITs also are subject to the risk that the value of mortgaged properties may be less than the amounts owed on the properties. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the

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mortgage REIT. Mortgage REITs are subject to significant interest rate risk. During periods when interest rates are declining, mortgages are often refinanced or prepaid. Refinancing or prepayment of mortgages may reduce the yield of mortgage REITs. When interest rates decline, however, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In addition, rising interest rates generally increase the costs of obtaining financing, which could cause the value of a mortgage REIT’s investments to decline. A REIT’s investment in adjustable rate obligations may react differently to interest rate changes than an investment in fixed rate obligations. As interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Mortgage REITs typically use leverage (and in many cases, may be highly leveraged), which increases investment risk and could adversely affect a REIT’s operations and market value in periods of rising interest rates, increased interest rate volatility, downturns in the economy and reductions in the availability of financing or deterioration in the conditions of the REIT’s mortgage-related assets.

Risk of Investing in BDCs

For PowerShares KBW High Dividend Yield Financial Portfolio, there are certain risks inherent in investing in BDCs, whose principal business is to invest in and lend capital to privately held companies. The Investment Company Act of 1940, as amended (the “1940 Act”) imposes certain restraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high-quality debt instruments that mature in one year or less. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. Additionally, a BDC may incur indebtedness only in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital. BDCs generally invest in less mature private companies, which involve greater risk than well-established publicly traded companies.

Investments made by BDCs generally are subject to legal and other restrictions on resale and otherwise are less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which a Fund invests to liquidate its portfolio quickly, it may realize a loss on its investments.

BDCs may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment, which tends to increase volatility and result in higher risk. Since BDCs rely on access to short-term money markets, longer-term capital markets and the bank markets as a significant source of liquidity, to the extent that BDCs are not able to access capital at competitive rates, their ability to implement certain financial strategies will be negatively impacted. Market disruptions, including a downturn in capital markets in general, or a downgrade of the credit rating of a BDC held by a Fund may increase the cost of borrowing to that company, thereby adversely impacting a Fund’s returns. Credit downgrades also may result in requirements on a company to provide additional support in the form of letters of credit or cash or other collateral to various counterparties.

Since many of the assets of BDCs do not have readily ascertainable market values, such assets are most often recorded at fair value, in good faith, in accordance with valuation procedures adopted by such companies. Such determination requires that judgment be applied to the specific facts and circumstances. Due to the absence of a readily ascertainable market value, and because of the inherent uncertainty of fair valuation, fair value of a BDC’s investments may differ significantly from the values that would be reflected if the securities were traded in an established market, potentially resulting in material differences between a BDC’s NAV per share and its market value.

Investment advisers to BDCs may be entitled to compensation based on the BDC’s performance, which may result in riskier or more speculative investments in an effort to maximize incentive compensation and higher fees. In addition, to the extent that the Fund invests a portion of its assets in BDCs, a shareholder in the Fund not only will bear his or her proportionate share of the expenses of the Fund, but also will bear indirectly the expenses of the BDCs.

Risks of Investing in the Agriculture Industry

PowerShares Global Agriculture Portfolio invests its assets in securities issued by companies in the agriculture industry. Companies involved in the agriculture industry and farming-related activities may be affected by certain legislative or regulatory developments related to food safety, the environment, taxes and other governmental policies. Companies involved in the agriculture industry and farming-related activities may be subject to the risk of liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. An increased competitive landscape, caused by increased availability of food and other agricultural commodities, economic recession or labor difficulties, may lead to a decrease in demand for the products and services provided by companies involved in agriculture and farming-related activities. Furthermore, agriculture and farming-related activities are particularly affected by changing weather conditions and other natural disasters. In addition, companies involved in the agriculture industry and farming-related activities are subject to risks associated with cyclicality of revenues and earnings, economic recession, currency fluctuations, changing consumer tastes, extensive competition, consolidation, and excess capacity. Generally, companies involved in the agriculture industry and farming-related activities are affected by the economic health of consumers. As a result, a weak economy and its effect on consumer spending could adversely affect such companies.

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Risk of Investing in the Clean Energy Industry

PowerShares Global Clean Energy Portfolio invests its assets in securities issued by companies in the clean energy industry. The clean energy industry can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions. Further, the clean energy industry can be significantly affected by intense competition and legislation resulting in more strict government regulations and enforcement policies and specific expenditures for cleanup efforts, and can be subject to risks associated with hazardous materials. The clean energy industry can be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations. The industry also can be significantly affected by the supply of and demand for specific products or services, the supply of and demand for oil and gas, the price of oil and gas, production spending, government regulation, world events and economic conditions.

Securities of the companies involved in this industry have been significantly more volatile than securities of companies operating in other, more established industries. Certain valuation methods currently used to value companies involved in the alternative power and power technology sectors, particularly those companies that have not yet traded profitably, have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to increase further the volatility of certain alternative power and power technology company share prices.

This industry sector is relatively nascent and under-researched in comparison to more established and mature sectors, and should therefore be regarded as having greater investment risk. Changes in U.S., European and other governments’ policies towards alternative power and power technology also may have an adverse effect on the Fund’s performance.

The Fund may invest in the shares of companies with a limited operating history, some of which may have never traded profitably. Investing in young companies with a short operating history generally is riskier than investing in companies with a longer operating history.

The Fund, being composed of securities issued by companies operating in a limited number of industries, will carry greater risk and may be more volatile than a portfolio composed of securities issued by companies operating in a wide variety of different industries.

The price of crude oil, natural gas, electricity produced from traditional hydro power and that generated from nuclear power and possibly other as yet undiscovered energy sources could potentially have a negative impact on the competitiveness of renewable energies.

Risks of Investing in the Gold, Silver and Precious Metals Industry

PowerShares Global Gold and Precious Metals Portfolio invests its assets in securities issued by companies in the gold, silver and precious metals industry. Investments related to gold, silver and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold, silver and other precious metals may fluctuate sharply over short periods of time, even during periods of rising prices, due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies, changes in industrial and commercial demand, limited markets, fabricator demand, gold sales by governments, trade imbalances and restrictions, currency devaluation or revaluation, central banks or international agencies, investment speculation, inability to raise capital, increases in production costs, political unrest in nations where sources of precious metals are located, monetary and other economic policies of various governments and government restrictions on private ownership of precious metals and mining land. Markets therefore are volatile at times, and there may be sharp fluctuations in prices even during periods of rising prices. The metals industry can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices and tax and government regulations.

Risks of Investing in the Infrastructure Industry

PowerShares Emerging Markets Infrastructure Portfolio invests its assets in securities issued by companies in the infrastructure industry. Infrastructure companies are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown including surplus capacity, government budgetary constraints and other factors. Additionally, infrastructure companies may be subject to regulation by various governmental authorities and also may be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other issues and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that publicly-funded infrastructure projects, especially in emerging markets, may be subject to the effects of public corruption resulting in delays and cost overruns. Other risks include environmental damage due to a company’s operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.

Risk of Investing in Japan

Japan may be subject to political, economic, nuclear, and labor risks, among others. Any of these risks, individually or in the aggregate, can impact an investment made in Japan. The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. During the recent global recession, the Japanese economy experienced the effects of the economic slowdown in the United States and Europe. Japan is also heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the Japanese economy.

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The Japanese economy faces additional concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a continued slowdown of the Japanese economy. The nuclear power plant catastrophe in Japan in March 2011 may have long-term effects on the Japanese economy and its nuclear energy industry.

Moreover, Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes as a result, which may adversely affect its economic competitiveness in the world marketplace.

Risks of Investing in the Real Estate Industry

The risks associated with the real estate industry in general include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry.

Risks of Investing in the Water Industry

PowerShares Global Water Portfolio invests its assets in securities issued by companies in the water industry. The Fund’s investments in the water industry may under-perform relative to the general market, returns on investments in other sectors or fixed-income securities. The water industry can be significantly affected by the availability of water, the level of rainfall and the occurrence of other climactic and environmental events, changes in water consumption and water conservation. Furthermore, because the Fund will focus its investments in tracking just the water industry, economic downturns and global and domestic events affecting the water industry will have a greater impact on the Fund than would be the case if the Fund’s investments were more diversified. These events may include additional governmental regulation, including the increased cost of compliance, inflation, an increase in the cost of raw materials, an increase in interest rates and technological advances and changes in consumer sentiment and spending. Companies engaged in the water industry can be subject to liability for environmental damage, depletion of resources, conflicts with local communities over water rights and mandated expenditures for safety and pollution control.

Competition between water companies and government regulation of water companies, including regulation of the rates that the companies may charge, both domestically and internationally, may adversely affect the earnings of the companies in which the Fund will invest.

Sampling Risk

PowerShares FTSE RAFI Emerging Markets Portfolio’s use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in the Fund’s Underlying Index. As a result, an adverse development to an issuer of securities that PowerShares FTSE RAFI Emerging Markets Portfolio holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Small- and Mid-Capitalization Company Risk

Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Tracking Stock Risk

Many of the risks of investing in common stock are applicable to tracking stock. Tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. Therefore, tracking stocks may decline in value even if the common stock of the larger company increases in value. In addition, holders of tracking stock may not have the same rights as holders of the company’s common stock.

Utilities Sector Risk

PowerShares S&P SmallCap Utilities Portfolio faces the risks inherent in the utilities sector, which include a variety of factors that may adversely affect the business or operations of utilities companies, including high interest costs associated with capital construction and improvement programs; difficulty in raising adequate capital on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates that the issuer can charge to customers; costs associated with compliance with, and adjusting to changes to, environmental and other regulations; effects of economic slowdowns and surplus capacity; increased competition from other providers of utility services; inexperience with, and potential losses resulting from, a developing deregulatory environment; costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies; effects of a national energy policy and lengthy delays, and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes; technological innovations that may render existing plants, equipment or products obsolete; difficulty in obtaining regulatory approval of new technologies; lack of compatibility of telecommunications equipment; potential impact of terrorist activities on the utility industry and its customers; and the impact of natural or man-made disasters. Any such event could have serious consequences for the general population of the affected area and result in a material adverse impact on the Fund’s portfolio securities and the performance of the Fund. Issuers in the utilities sector also may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

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Valuation Risk

Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by a Fund. In certain circumstances, market quotations may not be readily available for some securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a security is sold at a discount to its established value.

Valuation Time Risk

For Funds that invest in common stock of foreign issuers and, because foreign exchanges may be open on days when the Fund does not price its Shares, the value of the those non-U.S. securities in the Fund’s portfolio may change on days when you will not be able to purchase or sell your Shares. As a result, trading spreads and the resulting premium or discount on the Shares may widen, and, therefore, increase the difference between the market price of the Shares and the NAV of such Shares.

Value Risk

A value style of investing focuses on undervalued companies with characteristics for improved valuations. “Value” securities are subject to the risk that valuations never improve or that the returns on “value” securities are less than returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. Value stocks also may decline in price, even though in theory they are already underpriced.

Non-Principal Investment Strategies

Each Fund, after investing at least 90% of its total assets in securities that comprise its respective Underlying Index, may invest its remaining assets in securities not included in its Underlying Index and in money market instruments, including repurchase agreements or other funds that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities and structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index). Convertible securities and structured notes may be used by a Fund in seeking performance that corresponds to its respective Underlying Index and in managing cash flows. The Adviser anticipates that it may take approximately three business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for the Adviser to fully reflect the additions to, and deletions from, each Fund’s Underlying Index in the portfolio composition of that Fund.

In accordance with 1940 Act rules, each Fund (except for PowerShares International BuyBack Achievers Portfolio, PowerShares Contrarian Opportunities Portfolio, PowerShares S&P 500 High Beta Portfolio, PowerShares S&P 500 Low Volatility Portfolio S&P 500 Momentum Portfolio, S&P 500 Value Portfolio and PowerShares S&P International Developed Low Volatility Portfolio) has adopted a policy to invest at least 80% of the value of its net assets (plus the amount of any borrowing for investment purposes) in certain types of securities (e.g., small cap equity securities) or in securities of companies in an industry, country or geographical region, as applicable, that is suggested by its name (each, an “80% investment policy”). Each Fund considers the securities suggested by the name to be those securities that comprise its respective Underlying Index. Therefore, each Fund, with the exception of those noted above, anticipates meeting its 80% investment policy because it already is required to invest at least 90% of its total assets in the applicable type of equity securities within an industry, country or geographical region that comprise its respective Underlying Index, in accordance with these Funds’ principal investment strategies and the terms of the Trust’s exemptive relief.

Each of the investment policies described herein, including each Fund’s investment objective and each 80% investment policy, constitutes a non-fundamental policy that the Board of Trustees (“Board”) of PowerShares Exchange-Traded Fund Trust II (the “Trust”) may change without shareholder approval, upon 60 days’ prior written notice to shareholders. The fundamental and non-fundamental policies of the Funds are set forth in the Trust’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”

Borrowing Money

Each Fund may borrow money up to the limits set forth in the Trust’s SAl under the section “Investment Restrictions,” for temporary or emergency purposes, and with regard to each of PowerShares KBW Bank Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares Contrarian Opportunities Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P 500® High Dividend Low Volatility Portfolio, PowerShares S&P International Developed Low Volatility Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P MidCap Low Volatility Portfolio, PowerShares S&P SmallCap Low Volatility Portfolio and PowerShares DWA SmallCap Momentum Portfolio, to meet shareholder redemptions.

Securities Lending

Each of PowerShares DWA SmallCap Momentum Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Water Portfolio, PowerShares S&P International Developed Low Volatility Portfolio,

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PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Low Volatility Portfolio, PowerShares S&P SmallCap Materials Portfolio and PowerShares S&P SmallCap Utilities Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, each such Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

Additional Risks of Investing in the Funds

The following provides additional risk information regarding investing in the Funds.

Australasian Economic Risk

The economies of Australasia, which include Australia and New Zealand, are dependent on the economies of Asia, Europe and the United States as key trading partners and investors. A reduction in spending by any of these trading partners on Australasian products and services, or negative changes in any of these economies, may cause an adverse impact on some or all of the Australasian economies.

European Economic Risk

The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have a significant adverse effect on the economies of EU member countries. In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about rising government debt levels of several European countries, including Greece, Spain, Ireland, Italy and Portugal. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including EU member countries that do not use the euro and non-EU member countries.

Index Rebalancing Risk

Pursuant to the methodology that each Index Provider uses to calculate and maintain its Underlying Index, a security may be removed from a Fund’s Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, a Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the

Fund’s annual return and the return of its Underlying Index may increase significantly.

Apart from scheduled rebalances, an Index Provider may carry out additional ad hoc rebalances to its Underlying Index, for example, to correct an error in the selection of constituents. When a Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose a Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by an Index Provider may increase a Fund’s costs and market exposure.

Index Provider Risk

The Funds seek to achieve returns that generally correspond, before fees and expenses, to the performance of their Underlying Index, as published by their Index Provider. There is no assurance that an Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While an Index Provider gives descriptions of what the Underlying Index is designed to achieve, an Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in such indices, and it generally does not guarantee that its Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within its Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.

Licensing, Custody and Settlement Risk

Approval of governmental authorities may be required prior to investing in the securities of companies based in certain foreign countries. Delays in obtaining such an approval would delay investments in the particular country, and, as a consequence, the Funds may not be able to invest in all of the securities included in their Underlying Indexes while an approval is pending. Rules adopted under the 1940 Act permit a Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Settlement systems in emerging markets may be less well organized than in developed markets. Thus, there may be a risk that settlement may be delayed and that cash or securities of the Fund may be in jeopardy because of failures of or defects in the systems. Under the laws of certain countries in which the Funds invest, the Funds may be required to release local shares before receiving cash payment or may be required to make cash payment prior to receiving local shares.

Securities Lending Risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a

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Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly.

Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and a Fund will bear any loss on the investment of its cash collateral.

Shares May Trade at Prices Different than NAV

The NAV of the Funds’ Shares generally will fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on the exchange on which a Fund trades. The Adviser cannot predict whether a Fund’s Shares will trade below, at, or above their NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be related, but not identical, to the same forces influencing the prices of the securities of each Fund’s Underlying Index trading individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Trading Issues

Trading in Shares on either NYSE Arca, Inc. (the “NYSE Arca”), or The NASDAQ Stock Market LLC (“NASDAQ”) (together, the “Exchanges”) may be halted due to market conditions or for reasons that, in the view of the Exchanges, make trading in Shares inadvisable. In addition, trading in Shares on the Exchanges is subject to trading halts caused by extraordinary market volatility pursuant to the Exchanges’ “circuit breaker” rules. There can be no assurance that the requirements of the Exchanges necessary to maintain the listing of a Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax-Advantaged Structure of ETFs

Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, the Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAVs. These in-kind arrangements are designed to protect shareholders from the adverse effects on a Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual funds may need to sell portfolio securities to obtain cash to meet redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for a Fund or its shareholders.

Certain Funds may recognize gains as a result of rebalancing their securities holdings to reflect changes in the securities included in such Fund’s Underlying Index. Certain Funds may be required to distribute any such gains to their shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this Prospectus.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Trust’s SAI, which is available at www.invescopowershares.com.

Management of the Funds

Invesco PowerShares Capital Management LLC (the “Adviser”) is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. The Adviser serves as the investment adviser to the Trust, the PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, the PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Fund Trust, a family of ETFs, with combined assets under management of approximately $48.0 billion as of January 31, 2016.

As the Funds’ investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Funds’ investments, managing the Funds’ business affairs, providing certain clerical, bookkeeping and other administrative services for the Trust.

Portfolio Managers

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s extensive resources.

Peter Hubbard, Vice President of the Trust, oversees all research, portfolio management and trading operations of each Fund. In this capacity, Mr. Hubbard oversees a team of portfolio managers (with Mr. Hubbard, the “Portfolio Managers”) who are responsible for the day-to-day management of the Funds. In managing the Funds, Mr. Hubbard receives management assistance from Michael Jeanette, Jonathan Nixon, Theodore Samulowitz and Tony Seisser. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has limitations on his authority for risk management and compliance purposes that the Adviser believes to be appropriate.

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Peter Hubbard, Vice President, Director and Portfolio Manager of the Adviser, has been responsible for the Funds in the Trust since June 2007 and has been associated with the Adviser since 2005.

Michael Jeanette, Vice President and Senior Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust since August 2008 and has been associated with the Adviser since 2008.

Jonathan Nixon, Vice President and Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust since August 2013 and has been associated with the Adviser since 2011. From 2008 to 2010, he was a Tax Manager for General Electric.

Theodore Samulowitz, Vice President and Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust since August 2013 and has been associated with the Adviser since 2012. From 2010 to 2012, he was the Managing Partner of Endurance Capital Markets LLC.

Tony Seisser, Vice President and Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust since August 2014 and has been associated with the Adviser since 2013. From 2010 to 2013, he was employed by Guggenheim Funds Distributors, Inc.

The Trust’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers’ ownership of Shares.

Advisory Fees

Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), each Fund pays the Adviser an annual unitary management fee equal to a percentage of its average daily net assets set forth in the chart below.

Fund	Management Fee
PowerShares Contrarian Opportunities Portfolio	0.35%*
PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio	0.25%
PowerShares DWA Developed Markets Momentum Portfolio	0.80%
PowerShares DWA Emerging Markets Momentum Portfolio	0.90%
PowerShares DWA SmallCap Momentum Portfolio	0.60%
PowerShares Emerging Markets Infrastructure Portfolio	0.75%
PowerShares Europe Currency Hedged Low Volatility Portfolio	0.25%
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	0.49%
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	0.45%
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	0.49%
PowerShares FTSE RAFI Emerging Markets Portfolio	0.49%
PowerShares Global Agriculture Portfolio	0.75%
PowerShares Global Clean Energy Portfolio	0.75%
PowerShares Global Gold and Precious Metals Portfolio	0.75%
PowerShares Global Water Portfolio	0.75%

Fund	Management Fee
PowerShares International BuyBack AchieversTM Portfolio	0.55%
PowerShares Japan Currency Hedged Low Volatility Portfolio	0.25%
PowerShares KBW Bank Portfolio	0.35%
PowerShares KBW High Dividend Yield Financial Portfolio	0.35%
PowerShares KBW Premium Yield Equity REIT Portfolio	0.35%
PowerShares KBW Property & Casualty Insurance Portfolio	0.35%
PowerShares KBW Regional Banking Portfolio	0.35%
PowerShares Russell 1000 Equal Weight Portfolio	0.20%
PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio	0.25%
PowerShares S&P 500® High Beta Portfolio	0.25%
PowerShares S&P 500® High Dividend Low Volatility Portfolio	0.30%
PowerShares S&P 500® Low Volatility Portfolio	0.25%
PowerShares S&P 500 Momentum Portfolio	0.25%
PowerShares S&P 500 Value Portfolio	0.25%
PowerShares S&P Emerging Markets Low Volatility Portfolio	0.45%**
PowerShares S&P International Developed Low Volatility Portfolio	0.35%***
PowerShares S&P MidCap Low Volatility Portfolio	0.25%
PowerShares S&P SmallCap Consumer Discretionary Portfolio	0.29%
PowerShares S&P SmallCap Consumer Staples Portfolio	0.29%
PowerShares S&P SmallCap Energy Portfolio	0.29%
PowerShares S&P SmallCap Financials Portfolio	0.29%
PowerShares S&P SmallCap Healthcare Portfolio	0.29%
PowerShares S&P SmallCap Industrials Portfolio	0.29%
PowerShares S&P SmallCap Information Technology Portfolio	0.29%
PowerShares S&P SmallCap Low Volatility Portfolio	0.25%
PowerShares S&P SmallCap Materials Portfolio	0.29%
PowerShares S&P SmallCap Utilities Portfolio	0.29%

*	Prior to May 22, 2015, the Fund’s unitary management fee was 0.50%. Effective May 22, 2015, the unitary management fee of the Fund was reduced to 0.35%.
**	The Adviser has agreed to waive 0.16% of the Fund’s management fee through February 28, 2017, and the Adviser cannot discontinue the agreement prior to its expiration.
***	The Adviser has agreed to waive 0.10% of the Fund’s management fee through February 28, 2017, and the Adviser cannot discontinue the agreement prior to its expiration.

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, Acquired Fund Fees and Expenses, if any, interest, litigation expenses and other extraordinary expenses.

The Funds may invest in money market funds that are managed by affiliates of the Adviser. The indirect portion of the management fee that a Fund incurs through such investments is in addition to the Adviser’s unitary management fee. Therefore, the Adviser has agreed to waive the management fees that it receives under the unitary management fee in an amount equal to the indirect management fees that a Fund incurs through its investments in

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affiliated money market funds through August 31, 2017. There is no guarantee that the Adviser will extend the waiver of the fees past that date.

A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to each Fund is available in the semi-annual report to shareholders for the period ended April 30, 2015 (except for PowerShares Europe Currency Hedged Low Volatility Portfolio, PowerShares Japan Currency Hedged Low Volatility Portfolio, PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio, PowerShares S&P 500 Momentum Portfolio and PowerShares S&P 500 Value Portfolio, where approvals are in the annual report for the year ended October 31, 2015).

How to Buy and Sell Shares

Each Fund issues or redeems its Shares at net asset value (“NAV”) per Share only in large blocks of 50,000 Shares (each block of shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”).

Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on an Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “oddlots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the Funds trade under the following symbols on the following Exchanges:

Fund	Symbol	Exchange
PowerShares Contrarian Opportunities Portfolio	CNTR	NYSE Arca
PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio	FXEP	NYSE Arca
PowerShares DWA Developed Markets Momentum Portfolio	PIZ	NYSE Arca
PowerShares DWA Emerging Markets Momentum Portfolio	PIE	NYSE Arca
PowerShares DWA SmallCap Momentum Portfolio	DWAS	NYSE Arca
PowerShares Emerging Markets Infrastructure Portfolio	PXR	NYSE Arca
PowerShares Europe Currency Hedged Low Volatility Portfolio	FXEU	NYSE Arca
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	PAF	NYSE Arca
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	PXF	NYSE Arca
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	PDN	NYSE Arca
PowerShares FTSE RAFI Emerging Markets Portfolio	PXH	NYSE Arca
PowerShares Global Agriculture Portfolio	PAGG	NASDAQ
PowerShares Global Clean Energy Portfolio	PBD	NYSE Arca

Fund	Symbol	Exchange
PowerShares Global Gold and Precious Metals Portfolio	PSAU	NASDAQ
PowerShares Global Water Portfolio	PIO	NYSE Arca
PowerShares International BuyBack AchieversTM Portfolio	IPKW	NASDAQ
PowerShares Japan Currency Hedged Low Volatility Portfolio	FXJP	NYSE Arca
PowerShares KBW Bank Portfolio	KBWB	NYSE Arca
PowerShares KBW High Dividend Yield Financial Portfolio	KBWD	NYSE Arca
PowerShares KBW Premium Yield Equity REIT Portfolio	KBWY	NYSE Arca
PowerShares KBW Property & Casualty Insurance Portfolio	KBWP	NYSE Arca
PowerShares KBW Regional Banking Portfolio	KBWR	NYSE Arca
PowerShares Russell 1000 Equal Weight Portfolio	EQAL	NYSE Arca
PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio	XRLV	NYSE Arca
PowerShares S&P 500® High Beta Portfolio	SPHB	NYSE Arca
PowerShares S&P 500® High Dividend Low Volatility Portfolio	SPHD	NYSE Arca
PowerShares S&P 500® Low Volatility Portfolio	SPLV	NYSE Arca
PowerShares S&P 500 Momentum Portfolio	SPMO	NYSE Arca
PowerShares S&P 500 Value Portfolio	SPVU	NYSE Arca
PowerShares S&P® Emerging Markets Low Volatility Portfolio	EELV	NYSE Arca
PowerShares S&P® International Developed Low Volatility Portfolio	IDLV	NYSE Arca
PowerShares S&P MidCap Low Volatility Portfolio	XMLV	NYSE Arca
PowerShares S&P SmallCap Consumer Discretionary Portfolio	PSCD	NASDAQ
PowerShares S&P SmallCap Consumer Staples Portfolio	PSCC	NASDAQ
PowerShares S&P SmallCap Energy Portfolio	PSCE	NASDAQ
PowerShares S&P SmallCap Financials Portfolio	PSCF	NASDAQ
PowerShares S&P SmallCap Health Care Portfolio	PSCH	NASDAQ
PowerShares S&P SmallCap Industrials Portfolio	PSCI	NASDAQ
PowerShares S&P SmallCap Information Technology Portfolio	PSCT	NASDAQ
PowerShares S&P SmallCap Low Volatility Portfolio	XSLV	NYSE Arca
PowerShares S&P SmallCap Materials Portfolio	PSCM	NASDAQ
PowerShares S&P SmallCap Utilities Portfolio	PSCU	NASDAQ

Share prices are reported in dollars and cents per Share.

APs may acquire Shares directly from each Fund, and APs may tender their Shares for redemption directly to each Fund, at NAV per Share, only in a Creation Unit or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

Each Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or

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its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares of each Fund on the relevant Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of each Fund.

The approximate value of Shares of each Fund, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for Shares of the Fund and an estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. With respect to Funds that invest in securities of foreign issuers traded on foreign exchanges, as the respective international local markets close, the market value of the Deposit Securities will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second intervals. This approximate value should not be viewed as a “real-time” update of the NAV per Share of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares, and the Funds do not make any warranty as to the accuracy of the approximate value.

Frequent Purchases and Redemptions of Fund Shares

Shares of the Funds may be purchased and redeemed directly from the Funds only in Creation Units by APs. The vast majority of trading in Shares of the Funds occurs on the secondary market and does not involve a Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares of a Fund. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Funds and increased transaction costs, which could negatively impact the Funds’ ability to achieve their investment objectives and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, a Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Funds reserve the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Funds or otherwise not in the best interests of the Funds. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares of the Funds.

Dividends, Other Distributions and Taxes

Dividends and Other Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by each Fund (except for PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares S&P 500 ex-Rate Sensitive Low Volatility Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P 500® High Dividend Low Volatility Portfolio, PowerShares Global Agriculture Portfolio and PowerShares Global Gold and Precious Metals Portfolio). Dividends from net investment income, if any, are declared and paid monthly by PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares S&P 500 ex-Rate Sensitive Low Volatility Portfolio, PowerShares S&P 500® Low Volatility Portfolio and PowerShares S&P 500® High Dividend Low Volatility Portfolio and dividends from net investment income, if any, are declared and paid annually by PowerShares Global Agriculture Portfolio and PowerShares Global Gold and Precious Metals Portfolio. Each Fund also intends to distribute its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information only. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

•	Your Fund makes distributions,

•	You sell your Shares, and

•	You purchase or redeem Creation Units.

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Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid quarterly for each Fund: (except for PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares S&P 500® Low Volatility Portfolio and PowerShares S&P 500® High Dividend Low Volatility Portfolio, which are paid monthly, and PowerShares Global Agriculture Portfolio and PowerShares Global Gold and Precious Metals Portfolio, which are declared and paid annually). Each Fund also may pay a special distribution at the end of the calendar year to comply with federal tax requirements and/or to minimize or eliminate federal tax liability. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in Shares (if reinvestment is available from the broker through whom you purchased your Shares). Dividends paid to you out of a Fund’s net investment income and net realized short-term capital gains, if any, are taxable as ordinary income. Although (1) a Fund’s dividends attributable to its “qualified dividend income” generally will be subject to federal income tax for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain restrictions with respect to their Shares at the lower maximum rates for long-term capital gains described in the next paragraph and (2) a portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations, each Fund does not expect to distribute a significant amount of dividends eligible for those lower rates or deduction.

Distributions to you of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares. Those gains of individual shareholders generally are subject to federal income tax at the maximum rates of 15% (20% for certain high income taxpayers).

Distributions to you in excess of a Fund’s current and accumulated earnings and profits, if any, are treated as a tax-free return of capital to the extent of your basis in your Shares and as capital gain thereafter. A distribution will reduce a Fund’s NAV per Share and may be taxable to you (as ordinary income or long-term capital gain) even though, from an investment standpoint, the distribution constitutes a partial return of capital.

By law, a Fund is required to withhold 28% of distributions otherwise payable to you if you are an individual shareholder and have not provided a correct social security number or other taxpayer identification number or are otherwise subject to backup withholding.

Taxes on Share Sales

Any capital gain or loss you realize upon a sale of Shares generally is treated as long-term capital gain or loss if you held the Shares for more than one year and as short-term capital gain or loss if you held the Shares have been held for one year or less. Your ability to deduct capital losses realized on a sale of Shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP that exchanges securities for a Creation Unit generally will recognize a gain or a loss equal to the difference between the market value of the Creation Unit and the sum of the AP’s aggregate basis in the securities surrendered plus any cash component paid. An AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP’s basis in the Creation Unit and the aggregate market value of the securities received plus or minus an amount, if any, equal to the difference between the NAV of the redeemed Shares, as next determined after receipt of a request in proper form, and the value of those securities. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP’s economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.

Any capital gain or loss realized upon redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at the price thereof.

Foreign Income Taxes

Certain foreign governments levy withholding or other taxes on dividend and interest income. A Fund also may be subject to foreign income taxes with respect to other income. Although in some countries a portion of these taxes may be recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

A Fund may elect to pass its credits for foreign income taxes, subject to certain limitations, through to its shareholders for a taxable year if more than 50% of its assets at the close of the year, by value, consists of stock and securities of foreign corporations. If a Fund makes this election, each shareholder will be treated as having paid a proportionate share of the Fund’s foreign income taxes, but the shareholder must include an equal amount in gross income.

The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Funds. It is not a substitute for personal tax advice. You also may be subject to state, local, and/or foreign tax on a Fund’s distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Funds’ Shares under all applicable tax laws.

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Distributor

Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

The Bank of New York Mellon (“BNYM”) calculates each Fund’s NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than trade date plus one day. All valuations are subject to review by the Trust’s Board or its delegate. In determining NAV, expenses are accrued and applied daily, and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price that day as of the close of the exchange where the security is primarily traded. The NAV for each Fund will be calculated and disseminated daily on each day that the NYSE is open. If a security’s market price is not readily available, the security will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the security’s fair value in accordance with the Trust’s valuation policies and procedures approved by the Board.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index. This may adversely affect a Fund’s ability to track its Underlying Index. With respect to securities that primarily are listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you are not able to purchase or sell your Shares.

Fund Service Providers

BNYM, 101 Barclay Street, New York, New York 10286, is the administrator, custodian and fund accounting and transfer agent for each Fund.

K&L Gates LLP, 70 W. Madison Street, Suite 3100, Chicago, Illinois 60602, and 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606, serves as the Funds’ independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for auditing the annual financial statements of each Fund and performs other related audit services.

Financial Highlights

The financial highlights tables below are intended to help you understand each Fund’s financial performance for the past five fiscal years or, if shorter, for the period since a Fund’s inception. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Funds’ financial statements, which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Reports for the fiscal year ended October 31, 2015, which are available upon request.

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PowerShares Contrarian Opportunities Portfolio (CNTR)

	Year Ended October 31, 2015	For the Period January 13, 2014(a) Through October 31, 2014
Per Share Operating Performance:
Net asset value at beginning of period	$26.31	$24.70
Net investment income(b)	0.30	0.33
Net realized and unrealized gain (loss) on investments	(0.96)	1.53
Total from investment operations	(0.66)	1.86
Distributions to shareholders from:
Net investment income	(0.32)	(0.25)
Net realized gains	(0.03)	—
Total distributions	(0.35)	(0.25)
Net asset value at end of period	$25.30	$26.31
Market price at end of period(c)	$25.31	$26.30
Net Asset Value Total Return(d)	(2.59)%	7.56	%(e)
Market Price Total Return(d)	(2.52)%	7.52	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,530	$3,946
Ratio to average net assets of:
Expenses	0.44%	0.50	%(f)
Net investment income	1.15%	1.61	%(f)
Portfolio turnover rate(g)	128%	2%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (January 15, 2014, the first day of trading on the exchange) to October 31, 2014 was 6.06%. The market price total return from Fund Inception to October 31, 2014 was 6.02%.

(f)	Annualized.
(g)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended October 31, 2015, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (FXEP)

	For the Period October 6, 2015(a) Through October 31, 2015

Per Share Operating Performance:
Net asset value at beginning of period	$25.66
Net investment income(b)	0.03
Net realized and unrealized gain on investments	0.87
Total from investment operations	0.90
Net asset value at end of period	$26.56
Market price at end of period(c)	$26.52
Net Asset Value Total Return(d)	3.51	%(e)
Market Price Total Return(d)	3.35	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,656
Ratio to average net assets of:
Expenses	0.25	%(f)
Net investment income	2.05	%(f)
Portfolio turnover rate(g)	0	%(h)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (October 9, 2015, the first day of trading on the exchange) to October 31, 2015 was 2.47%. The market price total return from Fund Inception to October 31, 2015 was 2.20%.

(f) Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(h)	Amount represents less than 0.5%.

177

PowerShares DWA Developed Markets Momentum Portfolio (PIZ)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$24.49	$25.39	$19.33	$18.85	$20.85
Net investment income(a)	0.27	0.38	0.35	0.40	0.37
Net realized and unrealized gain (loss) on investments	(1.15)	(0.43)	6.00	0.56	(1.99)
Total from investment operations	(0.88)	(0.05)	6.35	0.96	(1.62)
Distributions to shareholders from:
Net investment income	(0.25)	(0.85)	(0.29)	(0.48)	(0.38)
Net asset value at end of year	$23.36	$24.49	$25.39	$19.33	$18.85
Market price at end of year(b)	$23.21	$24.55	$25.47	$19.44	$18.68
Net Asset Value Total Return(c)	(3.63)%	(0.35)%	33.09%	5.43%	(7.81)%
Market Price Total Return(c)	(4.48)%	(0.43)%	32.75%	6.99%	(9.04)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$263,996	$383,322	$507,811	$65,735	$64,075
Ratio to average net assets of:
Expenses	0.81%	0.80%	0.81%	0.80%	0.80%
Net investment income	1.10%	1.48%	1.55%	2.19%	1.69%
Portfolio turnover rate(d)	120%	99%	96%	133%	93%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares DWA Emerging Markets Momentum Portfolio (PIE)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$18.91	$18.78	$17.44	$16.33	$17.88
Net investment income(a)	0.12	0.13	0.24	0.19	0.20
Net realized and unrealized gain (loss) on investments	(2.94)	0.08	1.24	1.12	(1.66)
Total from investment operations	(2.82)	0.21	1.48	1.31	(1.46)
Distributions to shareholders from:
Net investment income	(0.10)	(0.10)	(0.16)	(0.20)	(0.09)
Transaction fees(a)	0.03	0.02	0.02	—	—
Net asset value at end of year	$16.02	$18.91	$18.78	$17.44	$16.33
Market price at end of year(b)	$15.97	$18.79	$18.76	$17.48	$16.26
Net Asset Value Total Return(c)	(14.78)%	1.27%	8.66%	8.12%	(8.23)%
Market Price Total Return(c)	(14.50)%	0.74%	8.29%	8.84%	(9.18)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$196,268	$402,684	$373,792	$182,842	$172,271
Ratio to average net assets of:
Expenses	0.90%	0.90%	0.91%	0.90%	0.90%
Net investment income	0.68%	0.69%	1.26%	1.12%	1.12%
Portfolio turnover rate(d)	176%	147%	142%	181%	147%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

178

PowerShares DWA SmallCap Momentum Portfolio (DWAS)

	Year Ended October 31,				For the Period July 16, 2012(a) Through October 31, 2012
	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$38.24	$37.14	$25.87		$24.85
Net investment income(b)	0.02	0.01	0.04		0.03
Net realized and unrealized gain (loss) on investments	(0.04)	1.11	11.50		0.99	(c)
Total from investment operations	(0.02)	1.12	11.54		1.02
Distributions to shareholders from:
Net investment income	(0.03)	(0.01)	(0.27)		—
Return of capital	—	(0.01)	—		—
Total distributions	(0.03)	(0.02)	(0.27)		—
Net asset value at end of period	$38.19	$38.24	$37.14		$25.87
Market price at end of period(d)	$38.18	$38.24	$37.22		$25.80
Net Asset Value Total Return(e)	(0.05)%	3.03%	44.98%		4.10	%(f)
Market Price Total Return(e)	(0.08)%	2.80%	45.69%		3.82	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$416,316	$292,517	$505,046		$14,231
Ratio to average net assets of:
Expenses	0.60%	0.60%	0.60	%(g)	0.60	%(h)
Net investment income	0.06%	0.04%	0.10%		0.41	%(h)
Portfolio turnover rate(i)	141%	168%	145%		18%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)

Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (July 19, 2012, the first day of trading on the exchange) to October 31, 2012 was 3.52%. The market price total return from Fund Inception to October 31, 2012 was 3.12%.

(g)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(h)	Annualized.
(i)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Emerging Markets Infrastructure Portfolio (PXR)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$36.81	$38.71	$40.15	$40.96	$49.91
Net investment income(a)	0.60	0.53	0.54	0.58	0.82
Net realized and unrealized gain (loss) on investments	(5.83)	(1.74)	(1.48)	(0.57)	(9.04)
Total from investment operations	(5.23)	(1.21)	(0.94)	0.01	(8.22)
Distributions to shareholders from:
Net investment income	(0.61)	(0.69)	(0.50)	(0.82)	(0.73)
Net asset value at end of year	$30.97	$36.81	$38.71	$40.15	$40.96
Market price at end of year(b)	$30.67	$36.62	$38.31	$39.90	$40.70
Net Asset Value Total Return(c)	(14.36)%	(3.16)%	(2.35)%	0.13%	(16.67)%
Market Price Total Return(c)	(14.74)%	(2.65)%	(2.75)%	0.15%	(17.42)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$27,872	$36,811	$71,615	$94,351	$131,067
Ratio to average net assets of:
Expenses	0.77%	0.76%	0.76%	0.75%	0.75%
Net investment income	1.69%	1.42%	1.35%	1.46%	1.62%
Portfolio turnover rate(d)	34%	20%	30%	20%	34%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

179

PowerShares Europe Currency Hedged Low Volatility Portfolio (FXEU)

	For the Period May 4, 2015(a) Through October 31, 2015

Per Share Operating Performance:
Net asset value at beginning of period	$25.14
Net investment income(b)	0.11
Net realized and unrealized gain on investments	0.17
Total from investment operations	0.28
Distributions to shareholders from:
Net investment income	(0.19)
Net asset value at end of period	$25.23
Market price at end of period(c)	$25.21
Net Asset Value Total Return(d)	1.16	%(e)
Market Price Total Return(d)	1.08	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$172,812
Ratio to average net assets of:
Expenses	0.25	%(f)
Net investment income	0.95	%(f)
Portfolio turnover rate(g)	26%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (May 7, 2015, the first day of trading on the exchange) to October 31, 2015 was 3.68%. The market price total return from Fund Inception to October 31, 2015 was 3.25%.

(f) Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)

	Year Ended October 31,
	2015		2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$55.46		$58.66	$54.04	$51.15	$51.72
Net investment income(a)	1.98	(b)	1.77	1.54	1.37	1.40
Net realized and unrealized gain (loss) on investments	(10.57)		(3.17)	5.07	2.99	(0.62)
Total from investment operations	(8.59)		(1.40)	6.61	4.36	0.78
Distributions to shareholders from:
Net investment income	(1.71)		(1.80)	(1.99)	(1.47)	(1.35)
Net asset value at end of year	$45.16		$55.46	$58.66	$54.04	$51.15
Market price at end of year(c)	$45.08		$55.40	$58.38	$53.84	$50.78
Net Asset Value Total Return(d)	(15.78)%		(2.38)%	12.50%	8.92%	1.44%
Market Price Total Return(d)	(15.83)%		(2.02)%	12.38%	9.33%	0.16%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$22,578		$44,369	$49,861	$56,743	$63,934
Ratio to average net assets of:
Expenses, after Waivers	0.49%		0.49%	0.51%	0.80%	0.80%
Expenses, prior to Waivers	0.49%		0.49%	0.53%	0.80%	0.80%
Net investment income, after Waivers	3.93	%(b)	3.10%	2.74%	2.72%	2.52%
Portfolio turnover rate(e)	19%		16%	32%	14%	22%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $1.75 and 3.46%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

180

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

	Year Ended October 31,
	2015	2014		2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$41.20	$42.99		$34.18	$35.10	$39.00
Net investment income(a)	1.16	1.55	(b)	1.08	0.99	1.01
Net realized and unrealized gain (loss) on investments	(2.65)	(1.79)		8.75	(0.90)	(3.71)
Total from investment operations	(1.49)	(0.24)		9.83	0.09	(2.70)
Distributions to shareholders from:
Net investment income	(1.11)	(1.55)		(1.02)	(1.01)	(1.20)
Net asset value at end of year	$38.60	$41.20		$42.99	$34.18	$35.10
Market price at end of year(c)	$38.34	$41.71		$43.23	$34.29	$34.59
Net Asset Value Total Return(d)	(3.72)%	(0.72)%		29.20%	0.53%	(7.08)%
Market Price Total Return(d)	(5.55)%	(0.07)%		29.49%	2.35%	(9.45)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$787,536	$762,267		$649,172	$283,715	$245,693
Ratio to average net assets of:
Expenses, after Waivers	0.46%	0.45%		0.48%	0.75%	0.75%
Expenses, prior to Waivers	0.46%	0.45%		0.49%	0.75%	0.75%
Net investment income, after Waivers	2.87%	3.57	%(b)	2.82%	2.99%	2.59%
Portfolio turnover rate(e)	12%	16%		17%	17%	17%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $1.31 and 3.00%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$26.48	$27.40	$22.18	$22.40	$22.99
Net investment income(a)	0.46	0.48	0.44	0.40	0.45
Net realized and unrealized gain (loss) on investments	0.12	(0.79)	5.36	(0.15)	(0.40)
Total from investment operations	0.58	(0.31)	5.80	0.25	0.05
Distributions to shareholders from:
Net investment income	(0.46)	(0.61)	(0.58)	(0.47)	(0.64)
Net asset value at end of year	$26.60	$26.48	$27.40	$22.18	$22.40
Market price at end of year(b)	$26.66	$27.11	$27.87	$22.30	$21.86
Net Asset Value Total Return(c)	2.18%	(1.21)%	26.56%	1.32%	0.09%
Market Price Total Return(c)	0.01%	(0.58)%	28.00%	4.40%	(3.56)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$143,621	$105,915	$98,656	$59,880	$64,965
Ratio to average net assets of:
Expenses, after Waivers	0.50%	0.49%	0.52%	0.75%	0.75%
Expenses, prior to Waivers	0.50%	0.49%	0.54%	0.75%	0.75%
Net investment income, after Waivers	1.73%	1.73%	1.78%	1.84%	1.82%
Portfolio turnover rate(d)	24%	24%	27%	28%	75%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

181

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$20.38	$21.41	$21.20	$21.75	$24.74
Net investment income(a)	0.53	0.60	0.56	0.50	0.53
Net realized and unrealized gain (loss) on investments	(5.02)	(1.02)	0.19	(0.44)	(3.01)
Total from investment operations	(4.49)	(0.42)	0.75	0.06	(2.48)
Distributions to shareholders from:
Net investment income	(0.45)	(0.61)	(0.54)	(0.61)	(0.51)
Net asset value at end of year	$15.44	$20.38	$21.41	$21.20	$21.75
Market price at end of year(b)	$15.37	$20.25	$21.21	$21.11	$21.80
Net Asset Value Total Return(c)	(22.16)%	(2.03)%	3.67%	0.37%	(10.16)%
Market Price Total Return(c)	(22.00)%	(1.73)%	3.14%	(0.29)%	(10.93)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$293,398	$387,200	$367,102	$375,161	$444,796
Ratio to average net assets of:
Expenses, after Waivers	0.49%	0.49%	0.52%	0.85%	0.85%
Expenses, prior to Waivers	0.49%	0.49%	0.54%	0.85%	0.85%
Net investment income, after Waivers	2.88%	2.91%	2.66%	2.34%	2.16%
Portfolio turnover rate(d)	34%	22%	24%	33%	20%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Global Agriculture Portfolio (PAGG)

	Year Ended October 31,
	2015	2014		2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$29.31	$29.60		$29.82	$29.71	$30.58
Net investment income(a)	0.68	0.69	(b)	0.49	0.35	0.20
Net realized and unrealized gain (loss) on investments	(4.17)	(0.29)		(0.22)	0.15 (c)	(0.79)
Total from investment operations	(3.49)	0.40		0.27	0.50	(0.59)
Distributions to shareholders from:
Net investment income	(0.73)	(0.69)		(0.49)	(0.39)	(0.28)
Net asset value at end of year	$25.09	$29.31		$29.60	$29.82	$29.71
Market price at end of year(d)	$25.05	$29.25		$29.49	$29.66	$29.47
Net Asset Value Total Return(e)	(12.10)%	1.31%		0.91%	1.85%	(1.93)%
Market Price Total Return(e)	(12.06)%	1.49%		1.07%	2.13%	(3.04)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$27,604	$55,698		$93,233	$108,832	$123,314
Ratio to average net assets of:
Expenses	0.76%	0.75%		0.76%	0.75%	0.75%
Net investment income	2.35%	2.31	%(b)	1.63%	1.22%	0.64%
Portfolio turnover rate(f)	32%	22%		17%	30%	16%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.53 and 1.77%, respectively.

(c)

Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

182

PowerShares Global Clean Energy Portfolio (PBD)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$12.52	$12.04	$7.40	$9.89	$13.95
Net investment income(a)	0.13	0.11	0.10	0.17	0.13
Net realized and unrealized gain (loss) on investments	(1.07)	0.47 (b)	4.65	(2.47)	(4.10)
Total from investment operations	(0.94)	0.58	4.75	(2.30)	(3.97)
Distributions to shareholders from:
Net investment income	(0.12)	(0.10)	(0.11)	(0.19)	(0.09)
Net asset value at end of year	$11.46	$12.52	$12.04	$7.40	$9.89
Market price at end of year(c)	$11.46	$12.60	$12.03	$7.34	$9.77
Net Asset Value Total Return(d)	(7.51)%	4.79%	64.73%	(23.35)%	(28.54)%
Market Price Total Return(d)	(8.10)%	5.55%	65.94%	(23.03)%	(29.20)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$66,762	$77,288	$81,000	$56,456	$126,634
Ratio to average net assets of:
Expenses	0.77%	0.76%	0.82%	0.75%	0.75%
Net investment income	1.11%	0.83%	1.10%	2.05%	1.00%
Portfolio turnover rate(e)	51%	53%	48%	54%	66%

(a)	Based on average shares outstanding.
(b)

Includes settlement proceeds recorded during the period. Had these settlement proceeds not been recorded Net realized and unrealized gain (loss) on investments per share would have been $0.42 and total return would have been lower.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Global Gold and Precious Metals Portfolio (PSAU)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$15.25	$21.32	$40.49	$45.42	$46.70
Net investment income(a)	0.08	0.05	0.19	0.22	0.10
Net realized and unrealized gain (loss) on investments	(2.29)	(6.07)	(19.26)	(4.54)	0.19
Total from investment operations	(2.21)	(6.02)	(19.07)	(4.32)	0.29
Distributions to shareholders from:
Net investment income	(0.10)	(0.05)	(0.10)	(0.61)	(0.93)
Net realized gains	—	—	—	—	(0.64)
Total distributions	(0.10)	(0.05)	(0.10)	(0.61)	(1.57)
Net asset value at end of year	$12.94	$15.25	$21.32	$40.49	$45.42
Market price at end of year(b)	$12.89	$15.17	$21.19	$41.12	$45.08
Net Asset Value Total Return(c)	(14.63)%	(28.31)%	(47.10)%	(9.48)%	0.41%
Market Price Total Return(c)	(14.51)%	(28.25)%	(48.22)%	(7.37)%	(0.54)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$17,471	$18,299	$29,848	$38,462	$54,500
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.76%	0.75%	0.75%
Net investment income	0.49%	0.24%	0.70%	0.57%	0.20%
Portfolio turnover rate(d)	17%	18%	14%	19%	9%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

183

PowerShares Global Water Portfolio (PIO)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$23.35	$21.91	$17.01	$17.17	$18.68
Net investment income(a)	0.29	0.34	0.36	0.32	0.27
Net realized and unrealized gain (loss) on investments	(1.45)	1.44	4.86	(0.15)	(1.49)
Total from investment operations	(1.16)	1.78	5.22	0.17	(1.22)
Distributions to shareholders from:
Net investment income	(0.30)	(0.34)	(0.32)	(0.33)	(0.29)
Net asset value at end of year	$21.89	$23.35	$21.91	$17.01	$17.17
Market price at end of year(b)	$21.77	$23.30	$21.96	$16.93	$16.95
Net Asset Value Total Return(c)	(5.03)%	8.08%	30.91%	1.11%	(6.68)%
Market Price Total Return(c)	(5.35)%	7.59%	31.84%	1.95%	(7.92)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$241,832	$288,367	$227,854	$206,712	$278,951
Ratio to average net assets of:
Expenses	0.76%	0.76%	0.83%	0.75%	0.75%
Net investment income	1.27%	1.46%	1.86%	1.90%	1.38%
Portfolio turnover rate(d)	78%	28%	52%	104%	26%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares International BuyBack AchieversTM Portfolio (IPKW)

	Year Ended October 31, 2015	For the Period February 24, 2014(a) Through October 31, 2014

Per Share Operating Performance:
Net asset value at beginning of period	$25.05	$25.03
Net investment income(b)	0.44	0.33
Net realized and unrealized gain (loss) on investments	1.82	(0.09)
Total from investment operations	2.26	0.24
Distributions to shareholders from:
Net investment income	(0.29)	(0.22)
Net asset value at end of period	$27.02	$25.05
Market price at end of period(c)	$26.96	$25.35
Net Asset Value Total Return(d)	9.04%	0.91	%(e)
Market Price Total Return(d)	7.51%	2.11	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$58,099	$17,537
Ratio to average net assets of:
Expenses	0.55%	0.55	%(f)
Net investment income	1.68%	1.88	%(f)
Portfolio turnover rate(g)	162%	130%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (February 27, 2014, the first day of trading on the exchange) to October 31, 2014 was 1.23%. The market price total return from Fund Inception to October 31, 2014 was 1.87%.

(f) Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

184

PowerShares Japan Currency Hedged Low Volatility Portfolio (FXJP)

	For the Period October 6, 2015(a) Through October 31, 2015

Per Share Operating Performance:
Net asset value at beginning of period	$25.42
Net investment income(b)	0.00	(c)
Net realized and unrealized gain on investments	1.45
Total from investment operations	1.45
Net asset value at end of period	$26.87
Market price at end of period(d)	$26.70
Net Asset Value Total Return(e)	5.70	%(f)
Market Price Total Return(e)	5.04	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,687
Ratio to average net assets of:
Expenses	0.25	%(g)
Net investment income	0.15	%(g)
Portfolio turnover rate(h)	—%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (October 9, 2015, the first day of trading on the exchange) to October 31, 2015 was 2.95%. The market price total return from Fund Inception to October 31, 2015 was 2.42%.

(g) Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares KBW Bank Portfolio (KBWB)

	Year Ended October 31,			For the Period November 1, 2011(a) Through October 31, 2012
	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$37.12	$33.00	$25.44	$20.68
Net investment income(b)	0.66	0.55	0.45	0.43
Net realized and unrealized gain on investments	0.22	4.11	7.52	4.84
Total from investment operations	0.88	4.66	7.97	5.27
Distributions to shareholders from:
Net investment income	(0.55)	(0.54)	(0.41)	(0.50)
Net realized gains	(0.02)	—	—	—
Return of capital	—	—	—	(0.01)
Total distributions	(0.57)	(0.54)	(0.41)	(0.51)
Net asset value at end of period	$37.43	$37.12	$33.00	$25.44
Market price at end of period(c)	$37.49	$37.13	$33.03	$25.46
Net Asset Value Total Return(d)	2.35%	14.16%	31.51%	25.97%
Market Price Total Return(d)	2.49%	14.09%	31.52%	26.07%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$559,632	$289,536	$150,169	$164,072
Ratio to average net assets of:
Expenses, after Waivers	0.35%	0.35%	0.35%	0.27	%(e)
Expenses, prior to Waivers	0.35%	0.35%	0.35%	0.35	%(e)
Net investment income, after Waivers	1.74%	1.55%	1.51%	1.84	%(e)
Portfolio turnover rate(f)	17%	5%	8%	4%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

185

PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)

	Year Ended October 31,					For the Period November 29, 2010(a) Through October 31, 2011
	2015	2014		2013	2012
Per Share Operating Performance:
Net asset value at beginning of period	$25.81	$25.20		$23.91	$22.37	$23.51
Net investment income(b)	1.75	2.04	(c)	1.90	2.01	1.91
Net realized and unrealized gain (loss) on investments	(3.22)	0.62		1.37	1.88	(0.82)
Total from investment operations	(1.47)	2.66		3.27	3.89	1.09
Distributions to shareholders from:
Net investment income	(1.87)	(2.05)		(1.98)	(2.35)	(2.23)
Return of capital	(0.08)	—		—	—	—
Total distributions	(1.95)	(2.05)		(1.98)	(2.35)	(2.23)
Net asset value at end of period	$22.39	$25.81		$25.20	$23.91	$22.37
Market price at end of period(d)	$22.39	$25.82		$25.24	$23.86	$22.43
Net Asset Value Total Return(e)	(6.08)%	11.05%		14.21%	18.32%	4.64	%(f)
Market Price Total Return(e)	(6.12)%	10.91%		14.62%	17.75%	4.92	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$277,692	$272,257		$234,348	$170,976	$26,843
Ratio to average net assets of:
Expenses(g)	0.35%	0.35%		0.37%	0.35%	0.37	%(h)
Net investment income	7.15%	8.00	%(c)	7.64%	8.56%	9.14	%(h)
Portfolio turnover rate(i)	49%	30%		37%	19%	33%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend during the year. Net investment income per share and the ratio of net investment income to average net excluding the significant dividend are $1.90 and 7.47%, respectively.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (December 2, 2010, the first day of trading on the exchange) to October 31, 2011 was 2.97%. The market price total return from Fund Inception to October 31, 2011 was 3.38%.

(g)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(h)	Annualized.
(i)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

186

PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)

	Year Ended October 31,				For the Period November 29, 2010(a) Through October 31, 2011
	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of period	$33.83	$31.32	$27.13	$23.37	$24.96
Net investment income(b)	1.19	1.07	0.89	0.91	1.01
Net realized and unrealized gain (loss) on investments	(1.80)	3.01	4.76	4.22	(1.27)
Total from investment operations	(0.61)	4.08	5.65	5.13	(0.26)
Distributions to shareholders from:
Net investment income	(1.71)	(1.57)	(1.46)	(1.11)	(1.03)
Return of capital	—	—	—	(0.26)	(0.30)
Total distributions	(1.71)	(1.57)	(1.46)	(1.37)	(1.33)
Net asset value at end of period	$31.51	$33.83	$31.32	$27.13	$23.37
Market price at end of period(c)	$31.52	$33.82	$31.38	$27.11	$23.40
Net Asset Value Total Return(d)	(1.94)%	13.51%	21.11%	22.54%	(1.20	)%(e)
Market Price Total Return(d)	(1.88)%	13.27%	21.42%	22.30%	(1.08	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$110,279	$98,103	$68,908	$25,769	$7,012
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.36%	0.35%	0.36	%(f)
Net investment income	3.58%	3.39%	2.85%	3.58%	4.54	%(f)
Portfolio turnover rate(g)	25%	27%	21%	40%	36%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (December 2, 2010, the first day of trading on the exchange) to October 31, 2011 was (1.87)%. The market price total return from Fund Inception to October 31, 2011 was (1.55)%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)

	Year Ended October 31,				For the Period November 29, 2010(a) Through October 31, 2011
	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of period	$41.27	$38.07	$30.25	$24.83	$24.75
Net investment income(b)	0.75	0.88	0.59	0.53	0.54
Net realized and unrealized gain on investments	7.10	3.29	8.09	5.41	0.04
Total from investment operations	7.85	4.17	8.68	5.94	0.58
Distributions to shareholders from:
Net investment income	(0.78)	(0.92)	(0.86)	(0.52)	(0.50)
Net realized gains	(0.10)	(0.05)	—	—	—
Total distributions	(0.88)	(0.97)	(0.86)	(0.52)	(0.50)
Net asset value at end of period	$48.24	$41.27	$38.07	$30.25	$24.83
Market price at end of period(c)	$48.36	$41.27	$38.09	$30.24	$24.84
Net Asset Value Total Return(d)	19.31%	11.17%	29.33%	24.21%	2.36	%(e)
Market Price Total Return(d)	19.60%	11.12%	29.44%	24.12%	2.41	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$86,828	$10,319	$20,937	$3,025	$3,725
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.36%	0.35%	0.37	%(f)
Net investment income	1.69%	2.30%	1.69%	1.94%	2.38	%(f)
Portfolio turnover rate(g)	35%	4%	12%	2%	4%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (December 2, 2010, the first day of trading on the exchange) to October 31, 2011 was 0.38%. The market price total return from Fund Inception to October 31, 2011 was 0.45%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

187

PowerShares KBW Regional Banking Portfolio (KBWR)

	Year Ended October 31,			For the Period November 1, 2011(a) Through October 31, 2012
	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$39.21	$36.92	$27.67	$23.85
Net investment income(b)	0.80	0.68	0.66	0.63
Net realized and unrealized gain on investments	3.17	2.28	9.12	3.94
Total from investment operations	3.97	2.96	9.78	4.57
Distributions to shareholders from:
Net investment income	(0.78)	(0.67)	(0.53)	(0.75)
Net asset value at end of period	$42.40	$39.21	$36.92	$27.67
Market price at end of period(c)	$42.42	$39.21	$36.96	$27.67
Net Asset Value Total Return(d)	10.24%	8.03%	35.80%	19.20%
Market Price Total Return(d)	10.29%	7.91%	35.94%	19.20%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$52,996	$35,292	$33,225	$17,987
Ratio to average net assets of:
Expenses, after Waivers	0.35%	0.35%	0.35%	0.11	%(e)
Expenses, prior to Waivers	0.35%	0.35%	0.35%	0.35	%(e)
Net investment income, after Waivers	1.97%	1.80%	2.05%	2.44	%(e)
Portfolio turnover rate(f)	25%	13%	7%	3%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Russell 1000 Equal Weight Portfolio (EQAL)

	For the Period December 22, 2014(a) Through October 31, 2015
Per Share Operating Performance:
Net asset value at beginning of period	$25.05
Net investment income(b)	0.32
Net realized and unrealized gain (loss) on investments	(0.71)
Total from investment operations	(0.39)
Distributions to shareholders from:
Net investment income	(0.22)
Net asset value at end of period	$24.44
Market price at end of period(c)	$24.48
Net Asset Value Total Return(d)	(1.58	)%(e)
Market Price Total Return(d)	(1.42	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$149,084
Ratio to average net assets of:
Expenses	0.20	%(f)
Net investment income	1.49	%(f)
Portfolio turnover rate(g)	24%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (December 23, 2014, the first day of trading on the exchange) to October 31, 2015 was (2.01)%. The market price total return from Fund Inception to October 31, 2015 was (1.93)%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

188

PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio (XRLV)

	For the Period April 6, 2015(a) Through October 31, 2015

Per Share Operating Performance:
Net asset value at beginning of period	$25.14
Net investment income(b)	0.23
Net realized and unrealized gain on investments	0.18
Total from investment operations	0.41
Distributions to shareholders from:
Net investment income	(0.19)
Return of capital	(0.00	)(c)
Total distributions	(0.19)
Net asset value at end of period	$25.36
Market price at end of period(d)	$25.42
Net Asset Value Total Return(e)	1.62	%(f)
Market Price Total Return(e)	1.86	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$107,785
Ratio to average net assets of:
Expenses	0.25	%(g)
Net investment income	1.65	%(g)
Portfolio turnover rate(h)	32%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $(0.005).
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (April 9, 2015, the first day of trading on the exchange) to October 31, 2015 was 1.62%. The market price total return from Fund Inception to October 31, 2015 was 1.78%.

(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

189

PowerShares S&P 500® High Beta Portfolio (SPHB)

	Year Ended October 31,				For the Period May 2, 2011(a) Through October 31, 2011
	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of period	$34.04	$28.51	$20.42	$19.56	$25.00
Net investment income(b)	0.37	0.29	0.22	0.19	0.07
Net realized and unrealized gain (loss) on investments	(2.58)	5.54	8.08	0.81 (c)	(5.42)
Total from investment operations	(2.21)	5.83	8.30	1.00	(5.35)
Distributions to shareholders from:
Net investment income	(0.45)	(0.30)	(0.21)	(0.14)	(0.09)
Net asset value at end of period	$31.38	$34.04	$28.51	$20.42	$19.56
Market price at end of period(d)	$31.42	$34.05	$28.54	$20.41	$19.58
Net Asset Value Total Return(e)	(6.56)%	20.55%	40.88%	5.17%	(21.41	)%(f)
Market Price Total Return(e)	(6.47)%	20.47%	41.10%	5.01%	(21.33	)%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$80,025	$233,167	$530,209	$108,208	$11,740
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25%	0.25%	0.25	%(g)
Net investment income	1.09%	0.93%	0.89%	0.93%	0.75	%(g)
Portfolio turnover rate(h)	90%	78%	65%	31%	16%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)

Due to timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (May 5, 2011, the first day of trading on the exchange) to October 31, 2011 was (18.78)%. The market price total return from Fund Inception to October 31, 2011 was (18.66)%.

(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

190

PowerShares S&P 500® High Dividend Low Volatility Portfolio (SPHD)

	Year Ended October 31,			For the Period October 12, 2012(a) Through October 31, 2012
	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$32.14	$28.36	$25.03	$25.00
Net investment income(b)	1.10	1.01	0.98	0.04
Net realized and unrealized gain (loss) on investments	1.13	3.86	3.41	(0.01)
Total from investment operations	2.23	4.87	4.39	0.03
Distributions to shareholders from:
Net investment income	(1.15)	(1.07)	(1.06)	—
Net realized gains	—	(0.02)	—	—
Total distributions	(1.15)	(1.09)	(1.06)	—
Net asset value at end of period	$33.22	$32.14	$28.36	$25.03
Market price at end of period(c)	$33.27	$32.15	$28.39	$25.04
Net Asset Value Total Return(d)	7.07%	17.59%	17.95%	0.12	%(e)
Market Price Total Return(d)	7.20%	17.50%	18.03%	0.16	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$538,180	$210,523	$138,965	$7,508
Ratio to average net assets of:
Expenses	0.30%	0.30%	0.30%	0.30	%(f)
Net investment income	3.38%	3.39%	3.59%	5.03	%(f)
Portfolio turnover rate(g)	48%	53%	47%	—%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (October 18, 2012, the first day of trading on the exchange) to October 31, 2012 was (2.34)%. The market price total return from Fund Inception to October 31, 2012 was (2.34)%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

191

PowerShares S&P 500® Low Volatility Portfolio (SPLV)

	Year Ended October 31,				For the Period May 2, 2011(a) Through October 31, 2011
	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of period	$36.60	$32.56	$28.07	$25.01	$25.00
Net investment income(b)	0.85	0.83	0.88	0.80	0.33
Net realized and unrealized gain on investments	1.78	4.04	4.51	3.07	0.07
Total from investment operations	2.63	4.87	5.39	3.87	0.40
Distributions to shareholders from:
Net investment income	(0.89)	(0.83)	(0.90)	(0.81)	(0.32)
Return of capital	—	—	—	—	(0.07)
Total distribution	(0.89)	(0.83)	(0.90)	(0.81)	(0.39)
Net asset value at end of period	$38.34	$36.60	$32.56	$28.07	$25.01
Market price at end of period(c)	$38.40	$36.62	$32.59	$28.08	$25.04
Net Asset Value Total Return(d)	7.28%	15.18%	19.51%	15.70%	1.66	%(e)
Market Price Total Return(d)	7.39%	15.14%	19.58%	15.60%	1.78	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$5,051,233	$4,498,516	$3,975,657	$2,749,115	$572,633
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25%	0.25%	0.25	%(f)
Net investment income	2.26%	2.44%	2.87%	2.95%	2.83	%(f)
Portfolio turnover rate(g)	65%	51%	50%	17%	12%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (May 5, 2011, the first day of trading on the exchange) to October 31, 2011 was 2.52%. The market price total return from Fund Inception to October 31, 2011 was 2.65%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P 500 Momentum Portfolio (SPMO)

	For the Period October 6, 2015(a) Through October 31, 2015
Per Share Operating Performance:
Net asset value at beginning of period	$24.65
Net investment income(b)	0.01
Net realized and unrealized gain on investments	1.40
Total from investment operations	1.41
Net asset value at end of period	$26.06
Market price at end of period(c)	$26.12
Net Asset Value Total Return(d)	5.72	%(e)
Market Price Total Return(d)	5.96	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,606
Ratio to average net assets of:
Expenses	0.25	%(f)
Net investment income	0.69	%(f)
Portfolio turnover rate(g)	1%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (October 9, 2015, the first day of trading on the exchange) to October 31, 2015 was 3.62%. The market price total return from Fund Inception to October 31, 2015 was 3.77%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

192

PowerShares S&P 500 Value Portfolio (SPVU)

	For the Period October 6, 2015(a) Through October 31, 2015

Per Share Operating Performance:
Net asset value at beginning of period	$25.04
Net investment income(b)	0.01
Net realized and unrealized gain on investments	0.73
Total from investment operations	0.74
Net asset value at end of period	$25.78
Market price at end of period(c)	$25.83
Net Asset Value Total Return(d)	2.96	%(e)
Market Price Total Return(d)	3.15	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,578
Ratio to average net assets of:
Expenses	0.25	%(f)
Net investment income	0.63	%(f)
Portfolio turnover rate(g)	0	%(h)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (October 9, 2015, the first day of trading on the exchange) to October 31, 2015 was 1.38%. The market price total return from Fund Inception to October 31, 2015 was 1.45%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(h)	Amount represents less than 0.5%.

PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)

	Year Ended October 31,			For the Period January 11, 2012(a) Through October 31, 2012
	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$27.37	$28.59	$27.15	$25.00
Net investment income(b)	0.69	0.75	0.75	0.65
Net realized and unrealized gain (loss) on investments	(5.11)	(1.26)	1.17	1.64
Total from investment operations	(4.42)	(0.51)	1.92	2.29
Distributions to shareholders from:
Net investment income	(0.66)	(0.72)	(0.50)	(0.19)
Transaction fees(b)	0.02	0.01	0.02	0.05
Net asset value at end of period	$22.31	$27.37	$28.59	$27.15
Market price at end of period(c)	$22.13	$27.24	$28.56	$27.03
Net Asset Value Total Return(d)	(16.21)%	(1.74)%	7.24%	9.37	%(e)
Market Price Total Return(d)	(16.48)%	(2.11)%	7.60%	8.88	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$176,244	$238,096	$217,254	$13,575
Ratio to average net assets of:
Expenses, after Waivers	0.29%	0.29%	0.29%	0.29	%(f)
Expenses, prior to Waivers	0.45%	0.45%	0.45%	0.45	%(f)
Net investment income, after Waivers	2.78%	2.72%	2.70%	3.09	%(f)
Portfolio turnover rate(g)	89%	82%	101%	50%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (January 13, 2012, the first day of trading on the exchange) to October 31, 2012 was 11.19%. The market price total return from Fund Inception to October 31, 2012 was 9.85%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

193

PowerShares S&P International Developed Low Volatility Portfolio (IDLV)

	Year Ended October 31,			For the Period January 11, 2012(a) Through October 31, 2012
	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$31.75	$31.54	$27.93	$25.00
Net investment income(b)	1.02	1.09	0.90	0.73
Net realized and unrealized gain (loss) on investments	(1.86)	0.13	3.53	2.55
Total from investment operations	(0.84)	1.22	4.43	3.28
Distributions to shareholders from:
Net investment income	(0.92)	(1.01)	(0.82)	(0.35)
Net asset value at end of period	$29.99	$31.75	$31.54	$27.93
Market price at end of period(c)	$29.90	$32.01	$31.67	$27.88
Net Asset Value Total Return(d)	(2.69)%	3.89%	16.19%	13.22	%(e)
Market Price Total Return(d)	(3.78)%	4.29%	16.87%	13.01	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$313,428	$263,546	$135,617	$19,553
Ratio to average net assets of:
Expenses, after Waivers	0.25%	0.25%	0.25%	0.25	%(f)
Expenses, prior to Waivers	0.35%	0.35%	0.35%	0.35	%(f)
Net investment income, after Waivers	3.32%	3.41%	3.03%	3.40	%(f)
Portfolio turnover rate(g)	66%	61%	84%	41%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (January 13, 2012, the first day of trading on the exchange) to October 31, 2012 was 14.23%. The market price total return from Fund Inception to October 31, 2012 was 13.51%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P MidCap Low Volatility Portfolio (XMLV)

	Year Ended October 31,		For the Period February 12, 2013(a) Through October 31, 2013
	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$31.82	$28.25	$25.12
Net investment income(b)	0.66	0.62	0.38
Net realized and unrealized gain on investments	2.55	3.52	3.02
Total from investment operations	3.21	4.14	3.40
Distributions to shareholders from:
Net investment income	(0.65)	(0.57)	(0.27)
Net asset value at end of period	$34.38	$31.82	$28.25
Market price at end of period(c)	$34.42	$31.82	$28.28
Net Asset Value Total Return(d)	10.18%	14.84%	13.62	%(e)
Market Price Total Return(d)	10.30%	14.72%	13.77	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$106,565	$44,546	$21,189
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.26	%(f)
Net investment income	1.97%	2.09%	1.98	%(f)
Portfolio turnover rate(g)	57%	58%	29%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (February 15, 2013, the first day of trading on the exchange) to October 31, 2013 was 13.21%. The market price total return from Fund Inception to October 31, 2013 was 13.37%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

194

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$47.26	$45.42	$32.18	$27.16	$24.96
Net investment income(a)	0.50	0.32	0.40	0.15	0.17
Net realized and unrealized gain on investments	2.10	1.80	13.25	5.03	2.18
Total from investment operations	2.60	2.12	13.65	5.18	2.35
Distributions to shareholders from:
Net investment income	(0.51)	(0.28)	(0.41)	(0.16)	(0.15)
Net asset value at end of year	$49.35	$47.26	$45.42	$32.18	$27.16
Market price at end of year(b)	$49.37	$47.27	$45.52	$32.18	$27.19
Net Asset Value Total Return(c)	5.43%	4.66%	42.81%	19.17%	9.39%
Market Price Total Return(c)	5.45%	4.45%	43.13%	19.04%	9.51%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$115,974	$92,148	$102,198	$61,151	$43,450
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.30%	0.29%	0.29%
Net investment income	0.96%	0.69%	1.04%	0.50%	0.61%
Portfolio turnover rate(d)	19%	13%	10%	8%	8%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$53.83	$48.58	$34.23	$30.81	$27.42
Net investment income(a)	0.61	0.28	0.28	0.34	0.33
Net realized and unrealized gain on investments	3.88	5.21	14.31	3.30	3.37
Total from investment operations	4.49	5.49	14.59	3.64	3.70
Distributions to shareholders from:
Net investment income	(0.36)	(0.24)	(0.24)	(0.22)	(0.31)
Net realized gains	(0.70)	—	—	—	—
Total distributions	(1.06)	(0.24)	(0.24)	(0.22)	(0.31)
Net asset value at end of year	$57.26	$53.83	$48.58	$34.23	$30.81
Market price at end of year(b)	$57.31	$53.82	$48.68	$34.14	$30.84
Net Asset Value Total Return(c)	8.43%	11.34%	42.83%	11.86%	13.53%
Market Price Total Return(c)	8.54%	11.08%	43.51%	11.45%	13.55%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$31,494	$32,295	$46,151	$29,097	$12,324
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.30%	0.29%	0.29%
Net investment income	1.11%	0.57%	0.69%	1.01%	1.07%
Portfolio turnover rate(d)	39%	33%	23%	14%	30%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask price.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

195

PowerShares S&P SmallCap Energy Portfolio (PSCE)

	Year Ended October 31,
	2015	2014		2013	2012		2011
Per Share Operating Performance:
Net asset value at beginning of year	$37.85	$48.28		$32.77	$33.59		$26.33
Net investment income(a)	0.14	0.04		0.29	0.01		0.11
Net realized and unrealized gain (loss) on investments	(19.74)	(10.45)		15.47	(0.81)		7.57 (b)
Total from investment operations	(19.60)	(10.41)		15.76	(0.80)		7.68
Distributions to shareholders from:
Net investment income	(0.13)	(0.02)		(0.25)	(0.02)		(0.24)
Return of capital	—	(0.00	)(c)	—	(0.00	)(c)	(0.18)
Total distributions	(0.13)	(0.02)		(0.25)	(0.02)		(0.42)
Net asset value at end of year	$18.12	$37.85		$48.28	$32.77		$33.59
Market price at end of year(d)	$18.13	$37.84		$48.42	$32.72		$33.62
Net Asset Value Total Return(e)	(51.89)%	(21.57)%		48.41%	(2.37)%		29.21%
Market Price Total Return(e)	(51.85)%	(21.82)%		49.07%	(2.61)%		29.33%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$37,149	$30,281		$48,279	$39,320		$57,106
Ratio to average net assets of:
Expenses	0.29%	0.29%		0.29%	0.29%		0.29%
Net investment income	0.57%	0.07%		0.74%	0.03%		0.28%
Portfolio turnover rate(f)	38%	27%		38%	36%		46%

(a)	Based on average shares outstanding.
(b)

Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.

(c)	Amount represents less than $(0.005).
(d)	The mean between the last bid and ask price.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P SmallCap Financials Portfolio (PSCF)

	Year Ended October 31,
	2015		2014		2013		2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$40.98		$38.42		$30.41		$26.33	$25.04
Net investment income(a)	0.98		0.89		0.88		0.60	0.57
Net realized and unrealized gain on investments	1.32		2.67		8.14		3.99	1.25
Total from investment operations	2.30		3.56		9.02		4.59	1.82
Distributions to shareholders from:
Net investment income	(0.87)		(0.97)		(1.01)		(0.51)	(0.53)
Net realized gains	—		(0.03)		—		—	—
Total distributions	(0.87)		(1.00)		(1.01)		(0.51)	(0.53)
Net asset value at end of year	$42.41		$40.98		$38.42		$30.41	$26.33
Market price at end of year(b)	$42.45		$40.97		$38.50		$30.39	$26.36
Net Asset Value Total Return(c)	5.68%		9.40%		30.26%		17.67%	7.33%
Market Price Total Return(c)	5.80%		9.14%		30.62%		17.46%	7.54%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$182,347		$114,753		$97,969		$71,475	$60,557
Ratio to average net assets of:
Expenses	0.29	%(d)	0.29	%(d)	0.30	%(d)	0.29%	0.29%
Net investment income	2.38%		2.31%		2.56%		2.05%	2.14%
Portfolio turnover rate(e)	16%		16%		24%		10%	13%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

196

PowerShares S&P SmallCap Health Care Portfolio (PSCH)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$60.07	$50.90	$34.33	$30.42	$25.31
Net investment income (loss)(a)	(0.01)	0.04	0.15	0.01	(0.02)
Net realized and unrealized gain on investments	8.22	9.17	16.56	4.22	5.20
Total from investment operations	8.21	9.21	16.71	4.23	5.18
Distributions to shareholders from:
Net investment income	(0.03)	(0.04)	(0.14)	(0.32)	(0.07)
Net realized gains	(1.44)	—	—	—	—
Total distributions	(1.47)	(0.04)	(0.14)	(0.32)	(0.07)
Net asset value at end of year	$66.81	$60.07	$50.90	$34.33	$30.42
Market price at end of year(b)	$66.86	$60.03	$50.99	$34.30	$30.46
Net Asset Value Total Return(c)	13.96%	18.10%	48.85%	14.01%	20.51%
Market Price Total Return(c)	14.12%	17.81%	49.25%	13.77%	20.67%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$230,504	$165,200	$178,164	$121,865	$106,481
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.30%	0.29%	0.29%
Net investment income (loss)	(0.02)%	0.08%	0.35%	0.04%	(0.06)%
Portfolio turnover rate(d)	22%	27%	16%	23%	15%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P SmallCap Industrials Portfolio (PSCI)

	Year Ended October 31,
	2015	2014	2013	2012		2011
Per Share Operating Performance:
Net asset value at beginning of year	$44.89	$42.30	$30.61	$27.05		$25.88
Net investment income(a)	0.45	0.34	0.32	0.42	(b)	0.19
Net realized and unrealized gain on investments	0.68	2.57	11.97	3.39		1.20
Total from investment operations	1.13	2.91	12.29	3.81		1.39
Distributions to shareholders from:
Net investment income	(0.47)	(0.32)	(0.60)	(0.25)		(0.22)
Net asset value at end of year	$45.55	$44.89	$42.30	$30.61		$27.05
Market price at end of year(c)	$45.57	$44.83	$42.38	$30.55		$27.07
Net Asset Value Total Return(d)	2.51%	6.87%	40.72%	14.16%		5.34%
Market Price Total Return(d)	2.69%	6.53%	41.27%	13.85%		5.42%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$70,608	$100,998	$74,027	$18,363		$25,698
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.30%	0.29%		0.29%
Net investment income	0.98%	0.78%	0.88%	1.44	%(b)	0.63%
Portfolio turnover rate(e)	11%	15%	30%	9%		9%

(a)	Based on average shares outstanding.
(b)

Net Investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $10.50 per share owned of Kaydon Corp. on March 27, 2012. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividends are $0.26 and 0.88%, respectively.

(c)	The mean between the last bid and ask price.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

197

PowerShares S&P SmallCap Information Technology Portfolio (PSCT)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$48.02	$41.59	$29.62	$27.80	$26.39
Net investment income(a)	0.08	0.09	0.08	0.22	0.01
Net realized and unrealized gain on investments	3.64	6.43	12.21	1.62	1.46 (b)
Total from investment operations	3.72	6.52	12.29	1.84	1.47
Distributions to shareholders from:
Net investment income	(0.04)	(0.09)	(0.32)	(0.02)	(0.05)
Return of capital	—	—	—	—	(0.01)
Total distributions	(0.04)	(0.09)	(0.32)	(0.02)	(0.06)
Net asset value at end of year	$51.70	$48.02	$41.59	$29.62	$27.80
Market price at end of year(c)	$51.77	$48.01	$41.67	$29.59	$27.80
Net Asset Value Total Return(d)	7.75%	15.69%	41.86%	6.61%	5.56%
Market Price Total Return(d)	7.92%	15.44%	42.28%	6.50%	5.60%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$390,315	$225,700	$210,018	$78,506	$80,620
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.29%	0.29%
Net investment income	0.16%	0.21%	0.23%	0.74%	0.02%
Portfolio turnover rate(e)	15%	10%	17%	14%	9%

(a)	Based on average shares outstanding.
(b)

Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.

(c)	The mean between the last bid and ask price.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

198

PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)

	Year Ended October 31,				For the Period February 12, 2013(a) Through October 31, 2013
	2015		2014
Per Share Operating Performance:
Net asset value at beginning of period	$32.93		$29.92		$25.10
Net investment income(b)	0.77		0.75		0.43
Net realized and unrealized gain on investments	1.38		2.95		4.63
Total from investment operations	2.15		3.70		5.06
Distributions to shareholders from:
Net investment income	(0.78)		(0.69)		(0.24)
Net asset value at end of period	$34.30		$32.93		$29.92
Market price at end of period(c)	$34.30		$32.91		$29.96
Net Asset Value Total Return(d)	6.63%		12.50%		20.28	%(e)
Market Price Total Return(d)	6.70%		12.29%		20.45	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$126,926		$55,985		$31,411
Ratio to average net assets of:
Expenses	0.25	%(f)	0.25	%(f)	0.26	%(g)
Net investment income	2.33%		2.41%		2.17	%(g)
Portfolio turnover rate(h)	57%		68%		35%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (February 15, 2013, the first day of trading on the exchange) to October 31, 2013 was 19.62%. The market price total return from Fund Inception to October 31, 2013 was 19.63%.

(f)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

199

PowerShares S&P SmallCap Materials Portfolio (PSCM)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$43.97	$40.34	$30.23	$25.92	$26.22
Net investment income(a)	0.35	0.28	0.32	0.19	0.16
Net realized and unrealized gain (loss) on investments	(9.50)	3.58	10.18	4.26	(0.20	)(b)
Total from investment operations	(9.15)	3.86	10.50	4.45	(0.04)
Distributions to shareholders from:
Net investment income	(0.46)	(0.23)	(0.39)	(0.14)	(0.26)
Net asset value at end of year	$34.36	$43.97	$40.34	$30.23	$25.92
Market price at end of year(c)	$34.37	$43.95	$40.42	$30.22	$25.89
Net Asset Value Total Return(d)	(20.94)%	9.56%	35.00%	17.24%	(0.21)%
Market Price Total Return(d)	(20.88)%	9.30%	35.31%	17.34%	(0.33)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$10,309	$50,564	$18,154	$6,045	$6,481
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.30%	0.29%	0.31%
Net investment income	0.87%	0.63%	0.91%	0.68%	0.63%
Portfolio turnover rate(e)	17%	12%	15%	14%	17%

(a)	Based on average shares outstanding.
(b)

Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.

(c)	The mean between the last bid and ask price.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P SmallCap Utilities Portfolio (PSCU)

	Year Ended October 31,
	2015	2014	2013	2012		2011
Per Share Operating Performance:
Net asset value at beginning of year	$38.34	$34.29	$31.10	$30.03		$27.50
Net investment income(a)	1.02	1.00	1.00	1.13	(b)	0.91
Net realized and unrealized gain on investments	3.96	4.01	3.53	0.84		2.54
Total from investment operations	4.98	5.01	4.53	1.97		3.45
Distributions to shareholders from:
Net investment income	(1.33)	(0.96)	(1.34)	(0.90)		(0.92)
Net asset value at end of year	$41.99	$38.34	$34.29	$31.10		$30.03
Market price at end of year(c)	$42.01	$38.33	$34.34	$31.07		$30.02
Net Asset Value Total Return(d)	13.43%	14.87%	15.06%	6.66%		12.76%
Market Price Total Return(d)	13.52%	14.68%	15.34%	6.59%		12.77%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$39,887	$40,259	$32,573	$29,541		$46,548
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.30%	0.29%		0.29%
Net investment income	2.63%	2.86%	3.10%	3.70	%(b)	3.16%
Portfolio turnover rate(e)	18%	34%	17%	6%		8%

(a)	Based on average shares outstanding.
(b)

Net Investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Neutral Tandem, Inc. on October 31, 2012. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividends are $0.97 and 3.17%, respectively.

(c)	The mean between the last bid and ask price.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

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Index Providers

No entity that creates, compiles, sponsors or maintains an Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of a Fund.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Indexes.

Each Underlying Index is calculated and maintained by its respective Index Provider. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. Each Fund is entitled to use its Underlying Index pursuant to a sublicensing agreement with the Adviser.

Dorsey, Wright & Associates. Dorsey Wright is the Index Provider for PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio and PowerShares DWA SmallCap Momentum Portfolio. The Adviser has entered into a license agreement with Dorsey Wright to use the Dorsey Wright® Developed Markets Technical Leaders Index, the Dorsey Wright® Emerging Markets Technical Leaders Index and the Dorsey Wright SmallCap Technical Leaders Index. The PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio and PowerShares DWA SmallCap Momentum Portfolio are entitled to use the Dorsey Wright® Developed Markets Technical Leaders Index, the Dorsey Wright® Emerging Markets Technical Leaders Index and the Dorsey Wright SmallCap Technical Leaders Index pursuant to a sub-licensing agreement with the Adviser.

FTSE International Limited. FTSE International Limited (“FTSE”) is the Index Provider for PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, and PowerShares FTSE RAFI Emerging Markets Portfolio, and such Funds’ Underlying Indexes are trademarks of FTSE and have been licensed for use for certain purposes by the Adviser.

Keefe, Bruyette & Woods. “Keefe, Bruyette & Woods,” “Keefe, Bruyette & Woods, Inc.,” “KBW Nasdaq Bank Index,” “KBW Nasdaq Regional Banking Index,” “KBW Nasdaq Premium Yield Equity REIT Index,” “KBW Nasdaq Financial Sector Dividend Yield Index,” “KBW Nasdaq Property & Casualty Index” and “KBW Nasdaq” are trademarks of KBW Nasdaq and have been licensed for use by the Adviser. Each Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Nasdaq, Inc. Nasdaq is not affiliated with the Trust, the Adviser, or the Distributor. The NASDAQ OMX Global Water IndexSM, NASDAQ OMX Global Agriculture IndexSM and NASDAQ OMX Global Gold and Precious Metals IndexSM are calculated and maintained by Standard & Poor’s Custom Indices on behalf of Nasdaq. The Standard & Poor’s Custom Indices also are not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with Nasdaq to use NASDAQ International BuyBack AchieversTM Index, NASDAQ OMX Global Water IndexSM, NASDAQ OMX Global Agriculture IndexSM , and NASDAQ OMX Global Gold and Precious Metals IndexSM. Each Fund is entitled to use its respective Underlying Index pursuant to a sub-licensing agreement with the Adviser.

S-Net. The S-Network Emerging Infrastructure Builders IndexSM is calculated and maintained by Standard & Poor’s Custom Indices on behalf of S-Network Global Indexes Inc.SM (“S-NET”). Standard & Poor’s Custom Indices is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with S-NET to use the S-Network Emerging Infrastructure Builders IndexSM . The PowerShares Emerging Markets Infrastructure Portfolio is entitled to use the S-Network Emerging Infrastructure Builders IndexSM pursuant to a sub-licensing agreement with the Adviser.

S&P Dow Jones Indices, LLC. S&P Dow Jones Indices, a subsidiary of McGraw-Hill Financial, Inc. (“S&P DJI”), is the Index Provider for the indices underlying the PowerShares Contrarian Opportunities Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® High Dividend Low Volatility Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P 500 Momentum Portfolio, PowerShares S&P 500 Value Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed Low Volatility Portfolio, PowerShares S&P MidCap Low Volatility Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Low Volatility Portfolio, PowerShares S&P SmallCap Materials Portfolio and PowerShares S&P SmallCap Utilities Portfolio. Each Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with the Adviser.

WilderHill. WilderHill New Energy Finance, LLC (“WilderHill”) is the Index Provider for PowerShares Global Clean Energy Portfolio. The Adviser has entered into a license agreement with WilderHill to use the WilderHill New Energy Global Innovation Index.

Set forth below is a list of each Fund and its Underlying Index:

Fund	Underlying Index
PowerShares Contrarian Opportunities Portfolio	Dow Jones U.S. Contrarian Opportunities Index
PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio	S&P EPAC Ex.Korea Low Volatility USD Hedged Index
PowerShares DWA Developed Markets Momentum Portfolio	Dorsey Wright® Developed Markets Technical Leaders Index
PowerShares DWA Emerging Markets Momentum Portfolio	Dorsey Wright® Emerging Markets Technical Leaders Index
PowerShares DWA SmallCap Momentum Portfolio	Dorsey Wright SmallCap Technical LeadersTM Index
PowerShares Emerging Markets Infrastructure Portfolio	S-Network Emerging Infrastructure Builders IndexSM

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Fund	Underlying Index
PowerShares Europe Currency Hedged Low Volatility Portfolio	S&P Eurozone Low Volatility USD Hedged Index
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	FTSE RAFI Developed Asia Pacific ex Japan Index
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	FTSE RAFI Developed ex U.S. Index
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	FTSE RAFI Developed ex U.S. Mid Small 1500 Index
PowerShares FTSE RAFI Emerging Markets Portfolio	FTSE RAFI Emerging Markets Index
PowerShares Global Agriculture Portfolio	NASDAQ OMX Global Agriculture IndexSM
PowerShares Global Clean Energy Portfolio	WilderHill New Energy Global Innovation Index
PowerShares Global Gold and Precious Metals Portfolio	NASDAQ OMX Global Gold and Precious Metals IndexSM
PowerShares Global Water Portfolio	NASDAQ OMX Global Water IndexSM
PowerShares International BuyBack AchieversTM Portfolio	NASDAQ International BuyBack AchieversTM Index
PowerShares Japan Currency Hedged Low Volatility Portfolio	S&P Japan 500 Low Volatility USD Hedged Index
PowerShares KBW Bank Portfolio	KBW Nasdaq Bank Index
PowerShares KBW High Dividend Yield Financial Portfolio	KBW Nasdaq Financial Sector Dividend Yield Index
PowerShares KBW Premium Yield Equity REIT Portfolio	KBW Nasdaq Premium Yield Equity REIT Index
PowerShares KBW Property & Casualty Insurance Portfolio	KBW Nasdaq Property & Casualty Index
PowerShares KBW Regional Banking Portfolio	KBW Nasdaq Regional Banking Index
PowerShares Russell 1000 Equal Weight Portfolio	Russell 1000® Equal Weight Index
PowerShares S&P 500 ex-Rate Sensitive Low Volatility Portfolio	S&P 500 Low Volatility Rate Response Index
PowerShares S&P 500® High Beta Portfolio	S&P 500® High Beta Index
PowerShares S&P 500® High Dividend Low Volatility Portfolio	S&P 500® Low Volatility High Dividend Index
PowerShares S&P 500® Low Volatility Portfolio	S&P 500® Low Volatility Index
PowerShares S&P 500 Momentum Portfolio	S&P 500 Momentum Index
PowerShares S&P 500 Value Portfolio	S&P 500 Enhanced Value Index
PowerShares S&P Emerging Markets Low Volatility Portfolio	S&P BMI Emerging Markets Low Volatility IndexTM
PowerShares S&P International Developed Low Volatility Portfolio	S&P BMI International Developed Low Volatility IndexTM
PowerShares S&P MidCap Low Volatility Portfolio	S&P MidCap 400 Low Volatility IndexTM
PowerShares S&P SmallCap Consumer Discretionary Portfolio	S&P SmallCap 600® Capped Consumer Discretionary Index
PowerShares S&P SmallCap Consumer Staples Portfolio	S&P SmallCap 600® Capped Consumer Staples Index
PowerShares S&P SmallCap Energy Portfolio	S&P SmallCap 600® Capped Energy Index
PowerShares S&P SmallCap Financials Portfolio	S&P SmallCap 600® Capped Financials Index

Fund	Underlying Index
PowerShares S&P SmallCap Health Care Portfolio	S&P SmallCap 600® Capped Health Care Index
PowerShares S&P SmallCap Industrials Portfolio	S&P SmallCap 600® Capped Industrials Index
PowerShares S&P SmallCap Information Technology Portfolio	S&P SmallCap 600® Capped Information Technology Index
PowerShares S&P SmallCap Materials Portfolio	S&P SmallCap 600® Capped Materials Index
PowerShares S&P SmallCap Low Volatility Portfolio	S&P SmallCap 600 Low Volatility IndexTM
PowerShares S&P SmallCap Utilities Portfolio	S&P SmallCap 600® Capped Utilities & Telecommunication Services Index

Disclaimers

Dorsey Wright & Associates LLC. PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio and Powershares DWA SmallCap Momentum Portfolio are not sponsored, endorsed, sold or promoted by Dorsey Wright, and Dorsey Wright does not make any representation regarding the advisability of investing in Shares of such Funds.

There is no relationship between Dorsey Wright and the Adviser other than a license by Dorsey Wright to the Adviser of certain Dorsey Wright trademarks and trade names, and the Dorsey Wright® Developed Markets Technical Leaders Index, Dorsey Wright® Emerging Markets Technical Leaders Index and Dorsey Wright® SmallCap Technical Leaders Index, for use by the Adviser. Such trademarks, trade names and Underlying Indexes have been created and developed by Dorsey Wright without regard to and independently of the Adviser, its businesses, its development of PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio and Powershares DWA SmallCap Momentum Portfolio and/or any prospective investor. The Adviser has arranged with Dorsey, Wright & Associates, LLC to license ETF Investment Models, such as the Underlying Indexes based on Point & Figure Analysis for possible inclusion in products which the Adviser independently develops and promotes. The licensing of any Model such as the Underlying Indexes to the Adviser is not an offer to purchase or sell, or a solicitation. A determination that any portion of an investor’s portfolio should be devoted to any ETF product developed by the Adviser with reference to a Dorsey Wright Investment Model is a determination made solely by the Adviser serving the investor or the investor himself, not Dorsey, Wright & Associates, LLC.

Dorsey Wright is not responsible for and has not participated in the determination of the prices and amount of Shares, the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. Dorsey Wright has no obligation or liability in connection with the administration of the Trust or marketing of the Shares. Dorsey Wright does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein. Dorsey Wright shall have no liability for any errors, omissions or interruptions therein. Dorsey Wright makes no warranty, express or implied, as to results to be

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obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Indexes, or any data included therein in connection with PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio and Powershares DWA SmallCap Momentum Portfolio, or for any other use. Dorsey Wright expressly disclaims all warranties and conditions of merchantability, title or fitness for a particular purpose or use, with respect to PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio and Powershares DWA SmallCap Momentum Portfolio or Underlying Indexes or to any data included therein, except as set forth in the respective license agreements with the Adviser. Without limiting any of the foregoing, in no event shall Dorsey Wright have any liability for any incidental, special, exemplary, punitive, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of the Underlying Indexes or any data included therein, even if notified of the possibility of such damages. The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio and Powershares DWA SmallCap Momentum Portfolio, owners of the Shares of PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio and Powershares DWA SmallCap Momentum Portfolio or any other person or entity from the use of the Underlying Indexes or any data included therein.

Without limiting any of the foregoing, in no event shall Dorsey Wright have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Underlying Indexes or any data included therein, the Funds, the Trust or the Shares, even if notified of the possibility of such damages.

FTSE International Limited. The PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and PowerShares FTSE RAFI Emerging Markets Portfolio are not in any way sponsored, endorsed, sold or promoted by FTSE International Limited (“FTSE”), by the London Stock Exchange Group companies (“LSEG”), or by Research Affiliates LLC (“RA”) (collectively the “Licensor Parties”), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indexes and/or the figure at which the said Indexes stands at any particular time on any particular day or otherwise. The Indexes and are compiled and calculated by FTSE in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Indexes and none of the Licensor Parties shall be liable under any obligation to advise any person of any error therein.

FTSE® is a trade mark owned by the LSEG and is used by FTSE under license. The trade names Fundamental Index® and RAFI® are registered trademarks of RA.

Any intellectual property rights in the index values and constituent lists vests in FTSE. Fundamental Index® and RAFI® trade names are the exclusive property of RA. PowerShares has obtained a full license from FTSE to use such intellectual property rights in the creation of this product.

Investors should be aware of the risks associated with data sources and quantitative processes used in our investment management process. Errors may exist in data acquired from third party vendors, the construction of model portfolios, and in coding related to the index and portfolio construction process. While RA takes steps to identify data and process errors so as to minimize the potential impact of such errors on index and portfolio performance, we cannot guarantee that such errors will not occur.

RA has developed and may continue to develop proprietary securities indexes created and weighted based on the U.S. patented and patent-pending proprietary intellectual property of Research Affiliates, LLC, the Fundamental Index® concept, the non-capitalization method for creating and weighting of an index of securities, (US Patent Nos. 7,620,577; 7,747,502; 7,778,905; 7,792,719 and 8,005,740; Patent Pending Publication Nos. WO 2005/076812, WO 2007/078399 A2, WO 2008/118372, EPN 1733352, and HK1099110). “Fundamental Index®” and/or “Research Affiliates Fundamental Index®” and/or “RAFI” and/or all other RA trademarks, trade names, patented and patent-pending concepts are the exclusive property of Research Affiliates, LLC. The Underlying Indexes are selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. FTSE has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the Underlying Indices. FTSE is not responsible for and has not participated in the determination of the prices and amount of Shares, the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. FTSE has no obligation or liability in connection with the administration of the Trust or marketing of the Shares. FTSE does not guarantee the accuracy and/or the completeness of the Underlying Indices or any data included therein, and FTSE shall have no liability for any errors, omissions, or interruptions therein. FTSE makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Indices, trading based on the Underlying Indices, any data included therein in connection with PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and PowerShares FTSE RAFI Emerging Markets Portfolio or for any other use. FTSE expressly disclaims all warranties and conditions of merchantability, title or fitness for a particular purpose or use with respect to the Underlying Indices or any data included therein, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and PowerShares FTSE RAFI Emerging

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Markets Portfolio, the Trust or the Shares except as set forth in the respective license agreements with the Adviser. Without limiting any of the foregoing, in no event shall FTSE have any liability for any special, punitive, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Indices or any data included therein, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and PowerShares FTSE RAFI Emerging Markets Portfolio, the Trust or the Shares, even if notified of the possibility of such damages.

KBW Nasdaq. The shares of each of PowerShares KBW Bank Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, and PowerShares KBW Property & Casualty Insurance Portfolio, each a series of the Trust, are not sponsored, endorsed, sold or promoted by KBW Nasdaq. KBW Nasdaq makes no representation or warranty, express or implied, to the owners of the Shares or any member of the public regarding the advisability of investing in securities generally or in the Shares particularly or the ability of the Underlying Indexes to track general stock market performance. KBW Nasdaq’s only relationship to the Adviser is the licensing of certain trademarks and trade names of KBW and of the Underlying Indexes which are determined, composed and calculated by KBW Nasdaq without regard to the Adviser, the Trust, each Fund or the Shares. KBW Nasdaq has no obligation to take the needs of the Adviser or the owners of the Shares into consideration in determining, composing or calculating the Underlying Indexes. KBW Nasdaq is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Shares. KBW Nasdaq has no obligation or liability in connection with the administration, marketing or trading of the Shares.

KBW NASDAQ DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEXES AND/OR ANY DATA INCLUDED THEREIN. KBW NASDAQ MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE TRUST, THE FUNDS OR ANY OWNER OF THE SHARES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. KBW NASDAQ MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL KBW HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Nasdaq. The PowerShares Global Agriculture Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Water Portfolio and PowerShares International BuyBack AchieversTM Portfolio are not sponsored, endorsed, sold or promoted by Nasdaq or its affiliates Nasdaq, Inc., with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the applicable Fund. The Corporations make no representation or warranty, express or implied, to the owners of the applicable Fund or any member of the public regarding the advisability of investing in securities generally or in the applicable Fund particularly, or the ability of the NASDAQ OMX Global Agriculture IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM, NASDAQ OMX Global Water IndexSM and NASDAQ International BuyBack AchieversTM Index to track general stock market performance. The Corporations’ only relationship to PowerShares (“Licensee”) is in the licensing of the NASDAQ®, OMX®, NASDAQ OMX®, NASDAQ OMX Global Agriculture IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM, NASDAQ OMX Global Water IndexSM and NASDAQ International BuyBack AchieversTM Index trade/service marks, and certain trade names of the Corporations and the use of the NASDAQ OMX Global Agriculture IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM , NASDAQ OMX Global Water IndexSM and NASDAQ International BuyBack AchieversTM Index which are determined, composed and calculated by Nasdaq without regard to Licensee or the applicable Fund. Nasdaq has no obligation to take the needs of the Licensee or the owners of the applicable Fund into consideration in determining, composing or calculating the NASDAQ OMX Global Agriculture IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM, NASDAQ OMX Global Water IndexSM and NASDAQ International BuyBack AchieversTM Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the applicable Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ OMX GLOBAL AGRICULTURE INDEXSM, NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM , NASDAQ OMX GLOBAL WATER INDEXSM AND NASDAQ INTERNATIONAL BUYBACK ACHIEVERSTM INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF SUCH FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ OMX GLOBAL AGRICULTURE INDEXSM, NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM, NASDAQ OMX GLOBAL WATER INDEXSM AND NASDAQ INTERNATIONAL BUYBACK ACHIEVERSTM INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ OMX GLOBAL AGRICULTURE INDEXSM , NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM, NASDAQ OMX GLOBAL WATER INDEXSM AND NASDAQ INTERNATIONAL BUYBACK ACHIEVERSTM INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT

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OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

S-Net. S-Network Global Indexes Inc.SM and S-Network Emerging Infrastructure Builders IndexSM are service marks of S-Network Global Indexes Inc. and have been licensed for use by the Adviser. PowerShares Emerging Markets Infrastructure Portfolio is not sponsored, endorsed, sold or promoted by S-Network Global Indexes Inc., and S-Network Global Indexes Inc. makes no representation regarding the advisability of investing in such product.

The PowerShares Emerging Markets Infrastructure Portfolio is not sponsored, endorsed, sold or promoted by S-NET. S-NET makes no representation or warranty, express or implied, to the owners of PowerShares Emerging Markets Infrastructure Portfolio or any member of the public regarding the advisability of investing in securities generally or in PowerShares Emerging Markets Infrastructure Portfolio particularly or the ability of the S-Network Emerging Infrastructure Builders IndexSM to track the performance of the securities market. S-NET’s only relationship to the Licensee is the licensing of certain service marks and trade names of S-NET and of the S-Network Emerging Infrastructure Builders IndexSM , which is determined, composed and calculated by S-NET without regard to the Licensee or PowerShares Emerging Markets Infrastructure Portfolio. S-NET has no obligation to take the needs of the Licensee or the owners of PowerShares Emerging Markets Infrastructure Portfolio into consideration in determining, composing or calculating the S-Network Emerging Infrastructure Builders IndexSM . S-NET is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of PowerShares Emerging Markets Infrastructure Portfolio to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. S-NET has no obligation or liability in connection with the administration, marketing or trading of PowerShares Emerging Markets Infrastructure Portfolio.

S-NET DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S-NET INDEX OR ANY DATA INCLUDED THEREIN AND S-NET SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NET MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE S-NETWORK EMERGING INFRASTRUCTURE BUILDERS INDEXSM, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S-NET INDEX OR ANY DATA INCLUDED THEREIN. S-NET MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S-NET INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NET HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Standard & Poor’s Financial Services LLC. The PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Global Agriculture Portfolio and PowerShares Global Gold and Precious Metals

Portfolio are not sponsored, endorsed, sold or promoted by S&P or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Global Agriculture Portfolio and PowerShares Global Gold and Precious Metals Portfolio or any member of the public regarding the advisability of investing in securities generally or in PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Global Agriculture Portfolio and PowerShares Global Gold and Precious Metals Portfolio particularly or the ability of the Dorsey Wright® Developed Markets Technical Leaders Index, Dorsey Wright® Emerging Markets Technical Leaders Index, NASDAQ OMX Global Agriculture IndexSM, S-Network Emerging Infrastructure Builders IndexSM and NASDAQ OMX Global Gold and Precious Metals IndexSM to track general stock market performance. S&P’s and its third party licensor’s only relationship to the Funds, the Trust or the Distributor is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Dorsey Wright® Developed Markets Technical Leaders Index, Dorsey Wright® Emerging Markets Technical Leaders Index, S-Network Emerging Infrastructure Builders IndexSM, NASDAQ OMX Global Agriculture IndexSM and NASDAQ OMX Global Gold and Precious Metals IndexSM. Neither S&P nor its third party licensors is responsible for or has participated in the determination of the prices and amount of PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Global Agriculture Portfolio and PowerShares Global Gold and Precious Metals Portfolio in the determination or calculation of the equation by which PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Global Agriculture Portfolio and PowerShares Global Gold and Precious Metals Portfolio are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Global Agriculture Portfolio and PowerShares Global Gold and Precious Metals Portfolio.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF DORSEY WRIGHT® DEVELOPED MARKETS TECHNICAL LEADERS INDEX, DORSEY WRIGHT® EMERGING MARKETS TECHNICAL LEADERS INDEX, NASDAQ OMX GLOBAL AGRICULTURE INDEXSM AND NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY

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LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, DORSEY WRIGHT® DEVELOPED MARKETS TECHNICAL LEADERS INDEX, DORSEY WRIGHT® EMERGING MARKETS TECHNICAL LEADERS INDEX, S-NETWORK EMERGING INFRASTRUCTURE BUILDERS INDEXSM , NASDAQ OMX GLOBAL AGRICULTURE INDEXSM AND NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

S&P Dow Jones Indices LLC® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”). Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. The McGraw-Hill Companies, Inc. “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by each of Dorsey Wright, S-Network Global Indexes Inc.SM and WNA Global Indexes, LLC.

The S&P 500 Index and the S&P 500 Momentum Index (collectively, the “Underlying Indices” or the “Indices”) are products of S&P Dow Jones Indices LLC. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”). Dow Jones® is a trademark of Dow Jones Trademark Holdings LLC. The trademarks have been licensed to S&P Dow Jones Indices LLC and have been sublicensed for use for certain purposes by the Adviser.

The S&P BMI Emerging Markets Low Volatility Index and S&P Emerging Plus Large MidCap Index (collectively, the “Underlying Indices” or the “Indices”) are products of S&P Dow Jones Indices LLC, S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”). The trademarks have been licensed to S&P Dow Jones Indices LLC and have been sublicensed for use for certain purposes by the Adviser.

The S&P MidCap 400 Index and the S&P MidCap 400 Low Volatility (collectively, the “Underlying Indices” or the “Indices”) are products of S&P Dow Jones Indices LLC. S&P® is a registered trademark of Standard &Poor’s Financial Services LLC (“S&P”). Dow Jones® is a trademark of Dow Jones Trademark Holdings LLC. The trademarks have been licensed to S&P Dow Jones Indices LLC and have been sublicensed for use for certain purposes by the Adviser.

The S&P SmallCap 600 Index and the S&P SmallCap 600 Low Volatility Index (collectively, the “Underlying Indices” or the “Indices”) are products of S&P Dow Jones Indices LLC. S&P ®, is a registered trademark of Standard & Poor’s Financial Services LLC

(“S&P”). Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. The trademarks have been licensed to S&P Dow Jones Indices LLC and have been sublicensed for use for certain purposes by the Adviser.

The Funds are not sponsored, endorsed, sold or promoted by S&P DJI, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Funds, the Adviser, any Distributor or promoter of a Fund, or the Trustee or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Indices to track general market performance. S&P Dow Jones Indices’ only relationship to the Adviser with respect to the Indices is the licensing of the Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its third party licensors. The Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to the Funds, the Adviser, any Distributor or promoter of a Fund, or the Trustee or the Funds. S&P Dow Jones Indices has no obligation to take the needs of the Adviser or the owners of the Funds into consideration in determining, composing or calculating the Indices. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are converted into cash. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Funds. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser. Inclusion of a security within the Indices is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE INDICES. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD

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PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE ADVISER, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

S&P DJI, S&P®, S&P 500®, S&P 500 Low Volatility Index®, S&P MidCap 400®, and S&P MidCap 400 Low Volatility IndexTM are trademarks of Standard & Poor’s Financial Services LLC (“S&P”). The trademarks have been licensed to S&P Dow Jones Indices LLC and have been sublicensed for use for certain purposes by the Adviser.

The S&P 500, S&P 500 Low Volatility Index, S&P MidCap 400, S&P MidCap 400 Low Volatility Index and S&P SmallCap 600 Low Volatility IndexTM (collectively, the “Underlying Indices” or the “Indices”) are products of S&P DJI, and have been licensed for use by the Adviser.

The Funds are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices. S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Funds, the Adviser, any Distributor or promoter of a Fund, or the Trustee or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Indices to track general market performance. S&P Dow Jones Indices’ only relationship to the Adviser with respect to the Indices is the licensing of the Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its third party licensors. The Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to the Funds, the Adviser, any Distributor or promoter of a Fund, or the Trustee or the Funds. S&P Dow Jones Indices has no obligation to take the needs of the Adviser or the owners of the Funds into consideration in determining, composing or calculating the Indices. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are converted into cash, cash surrendered, redeemed, etc. as applicable. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Funds. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE INDICES. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR

AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE ADVISER, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

WilderHill. The PowerShares Global Clean Energy Portfolio is not sponsored, endorsed, sold or promoted by WilderHill and WilderHill does not make any representation regarding the advisability of investing in Shares of the Fund.

WilderHill makes no representation or warranty, express or implied, to the owners of Fund Shares or any member of the public regarding the advisability of investing in securities generally or in Shares particularly. WilderHill’s only relationship to the Distributor, the Adviser or the Trust is the licensing of certain WilderHill trademarks and trade names of WilderHill and WilderHill New Energy Global Innovation Index, which is composed by WilderHill without regard to the Distributor, Adviser or the Trust.

The Underlying Index is selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. WilderHill has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the Underlying Indices.

WilderHill is not responsible for and has not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. WilderHill has no obligation or liability in connection with the administration of the Trust or marketing of the Shares. WilderHill does not guarantee the accuracy and/or the completeness of the Underlying Indices or any data included therein, and WilderHill shall have no liability for any errors, omissions, or interruptions therein. WilderHill makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Index, trading based on the Underlying Index, any data included therein in connection with PowerShares Global Clean Energy Portfolio or for any other use. WilderHill expressly disclaims all warranties and conditions of merchantability, title or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein, PowerShares Global Clean Energy Portfolio, the Trust or the Shares except as set forth in the license agreement with the Adviser. Without limiting any of the foregoing, in no event shall WilderHill have any liability for any special, punitive, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein and PowerShares Global Clean Energy Portfolio, even if notified of the possibility of such damages.

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There is no relationship between WilderHill New Energy Finance LLC and the Adviser other than licenses by WilderHill New Energy Finance LLC to the Adviser of certain WilderHill New Energy Finance LLC trademarks and trade names, for use by the Adviser. Such trademarks, trade names and indices have been created and developed by WilderHill New Energy Finance LLC without regard to the Adviser, its business, the Fund and/or any prospective investor.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Indexes or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes, even if notified of the possibility of such damages.

Premium/Discount Information

Information on the daily NAV per Share for each Fund can be found at www.invescopowershares.com. Additionally, information regarding how often the Shares of each Fund traded on NYSE Arca or NASDAQ, as applicable, at a price above (at a premium) or below (at a discount) the NAV of the Fund during the prior calendar year and subsequent quarters, if available, can be found at www.invescopowershares.com.

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies (and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act) in the securities of other investment companies. However, registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into a participant agreement with the Trust on behalf of a Fund prior to exceeding the limits imposed by Section 12(d)(1). Additionally, each Fund is permitted to invest in other registered investment companies beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in another exemptive order that the SEC has issued to the Trust. If a Fund relies on this exemptive relief, however, other investment companies may not invest in that Fund beyond the statutory provisions of Section 12(d)(1).

Continuous Offering

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is available with respect to transactions on a national exchange.

Delivery of Shareholder Documents—Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

For More Information

For more detailed information on the Trust, the Funds and the Shares, you may request a copy of the Trust’s SAI. The SAI provides detailed information about the Funds and is incorporated by

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reference into this Prospectus. This means that the SAI legally is a part of this Prospectus. Additional information about the Funds’ investments also is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ current Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year. If you have questions about the Funds or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report free of charge, or to make Shareholder inquiries, please:

Call:	Invesco Distributors, Inc. at 1.800.983.0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time

Write:	PowerShares Exchange-Traded Fund Trust II c/o Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173

Visit:	www.invescopowershares.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street N.E., Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Funds’ Shares, whether or not participating in this distribution, generally are required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-21977.

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PowerShares Exchange-Traded Fund Trust II		P-PS-PRO-EQI
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
www.invescopowershares.com 800.983.0903	@PowerShares

Prospectus	February 29, 2016

PowerShares Exchange-Traded Fund Trust II

PLW	PowerShares 1-30 Laddered Treasury Portfolio	(NYSE Arca, Inc.)
BAB	PowerShares Build America Bond Portfolio	(NYSE Arca, Inc.)
PWZ	PowerShares California AMT-Free Municipal Bond Portfolio	(NYSE Arca, Inc.)
PCEF	PowerShares CEF Income Composite Portfolio	(NYSE Arca, Inc.)
DSUM	PowerShares Chinese Yuan Dim Sum Bond Portfolio	(NYSE Arca, Inc.)
PCY	PowerShares Emerging Markets Sovereign Debt Portfolio	(NYSE Arca, Inc.)
PHB	PowerShares Fundamental High Yield® Corporate Bond Portfolio	(NYSE Arca, Inc.)
PFIG	PowerShares Fundamental Investment Grade Corporate Bond Portfolio	(NYSE Arca, Inc.)
PGHY	PowerShares Global Short Term High Yield Bond Portfolio	(NYSE Arca, Inc.)
PICB	PowerShares International Corporate Bond Portfolio	(NYSE Arca, Inc.)
LDRI	PowerShares LadderRite 0-5 Year Corporate Bond Portfolio	(The NASDAQ Stock Market LLC)
PZA	PowerShares National AMT-Free Municipal Bond Portfolio	(NYSE Arca, Inc.)
PZT	PowerShares New York AMT-Free Municipal Bond Portfolio	(NYSE Arca, Inc.)
PGX	PowerShares Preferred Portfolio	(NYSE Arca, Inc.)
BKLN	PowerShares Senior Loan Portfolio	(NYSE Arca, Inc.)
VRP	PowerShares Variable Rate Preferred Portfolio	(NYSE Arca, Inc.)
PVI	PowerShares VRDO Tax-Free Weekly Portfolio	(NYSE Arca, Inc.)

The U.S. Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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PLW	PowerShares 1-30 Laddered Treasury Portfolio

Summary Information

Investment Objective

The PowerShares 1-30 Laddered Treasury Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.25%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in U.S. Treasury securities that comprise the Underlying Index. The Underlying Index measures potential returns of a theoretical portfolio of U.S. Treasury securities with a yield curve based upon 30 distinct annual maturities. The Underlying Index seeks to maintain a continuous maturity laddered portfolio of securities, meaning that securities holdings are scheduled to mature in a proportional, annual sequential pattern. Nasdaq, Inc. (the “Index Provider”) allows a six-month maturity deviation if securities with a desired maturity date are not available. Strictly in accordance with its guidelines and mandated procedures, the Index Provider selects securities for inclusion in the Underlying Index that are U.S. Treasury-auctioned issues with

3

fixed coupon rates that are non-callable. The Index Provider does not include treasury inflation-protected securities, bills or zero-coupon securities in the Underlying Index. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Securities issued by the U.S. Government are subject to limited credit risk; however, securities issued by U.S. Government agencies are not necessarily backed by the full faith and credit of the U.S. Government.

Changing Fixed-Income Market Conditions. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and likely eventual increase in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed- income markets. As a result, the value of the Fund’s investments and Share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

U.S. Government Obligation Risk. The Fund may invest in U.S. government obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. U.S. Government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

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Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
16.35% (4th Quarter 2008)	(6.16)% (2nd Quarter 2009)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (10/11/07)
Return Before Taxes	0.11%	5.55%	6.12%
Return After Taxes on Distributions	(0.79%	4.54%	5.01%
Return After Taxes on Distributions and Sale of Fund Shares	0.07%	3.88%	4.36%
Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index (reflects no deduction for fees, expenses or taxes)	0.37%	5.83%	6.43%
Barclays U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	0.84%	2.91%	4.16%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Jeffrey W. Kernagis	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Gary Jones	Vice President and Portfolio Manager of the Adviser	January 2012
Philip Fang	Vice President and Portfolio Manager of the Adviser	Since Inception
Richard Ose	Vice President and Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

5

BAB	PowerShares Build America Bond Portfolio

Summary Information

Investment Objective

The PowerShares Build America Bond Portfolio (the “Fund”) seeks investment results that generally correspond to the price and yield (before fees and expenses) of The BofA Merrill Lynch Build America Bond Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.28%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.28%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$29	$90	$157	$356

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in taxable municipal securities eligible to participate in the Build America Bond program created under the American Recovery and Reinvestment Act of 2009 (the “Act”) or other legislation providing for the issuance of taxable municipal securities on which the issuer receives federal support of the interest paid (“Build America Bonds”) and that comprise the Underlying Index. The Underlying Index is designed to track the performance of U.S. dollar-denominated investment grade taxable municipal debt publicly issued under the Build America Bond program by U.S. states and territories, and their political subdivisions, in the U.S. market. Qualifying securities must have a minimum amount outstanding of $1 million, at least 18 months remaining term to final maturity at the time of issuance and at least one year remaining term to final maturity, a fixed coupon schedule and an investment grade rating (based on

6

an average of Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s, a division of The McGraw-Hill Company, Inc. (“S&P”) and Fitch Ratings, Inc. (“Fitch”)).

Unlike most other municipal obligations, interest received on Build America Bonds is subject to federal and state income tax. Under the terms of the Act, issuers of “direct pay” Build America Bonds (i.e., taxable municipal bonds issued to provide funds for qualified capital expenditures) are entitled to receive payments from the U.S. Treasury over the life of the bond equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid. The federal interest subsidy continues for the life of the bonds. The Underlying Index does not include bonds that, under the Build America Bond program, are eligible for tax credits.

Because Congress did not extend the Build America Bond program, issuance of Build America Bonds ceased on December 31, 2010. Outstanding Build America Bonds remain eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the Build America Bond program are eligible for the federal tax subsidy. The Adviser will monitor the Fund’s holdings and may propose changes to the Fund’s investment strategies to the Board of Trustees (the “Board”) of PowerShares Exchange-Traded Fund Trust II (the “Trust”) that it believes are in the best interests of the Fund and its shareholders, including changing the Fund’s investment strategy to invest in an index composed of a broader universe of taxable municipal securities. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Securities issued by the U.S. Government are subject to limited credit risk; however, securities issued by U.S. Government agencies are not necessarily backed by the full faith and credit of the U.S. Government.

Changing Fixed-Income Market Conditions. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and likely eventual increase in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed- income markets. As a result, the value of the Fund’s investments and Share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

Build America Bonds Risk. Build America Bonds involve similar risks as municipal bonds, including credit and market risk. In particular, should a Build America Bond’s issuer fail to continue to meet the applicable requirements imposed on the bonds as provided by the Act, it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer’s ability to make scheduled interest payments. The Build America Bond program expired on December 31, 2010 and no further issuance is permitted unless Congress were to renew the program at a future date. As a result, the number of available Build America Bonds is limited, which may negatively affect the value of the Build America Bonds. In addition, there can be no assurance that Build America Bonds will be actively traded. It is difficult to predict the extent to which a market for such bonds will continue, meaning that Build America Bonds may experience greater illiquidity than other municipal obligations. The Build America Bonds outstanding as of December 31, 2010 will continue to be eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the Build America Bond program will be eligible for the federal tax subsidy.

Municipal Securities Risk. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect

7

the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units (as defined below) principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind, due to the nature of the Fund’s investments. As such, an investment in Shares may be less tax efficient than an investment in shares of conventional ETFs, which utilize an entirely in-kind redemption process. Also, there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
11.22% (3rd Quarter 2011)	(5.69)% (2nd Quarter 2013)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

8

	1 Year	5 Year	Since Inception (11/17/09)
Return Before Taxes	0.92%	8.35%	7.90%
Return After Taxes on Distributions	(1.09)%	6.22%	5.82%
Return After Taxes on Distributions and Sale of Fund Shares	0.51%	5.59%	5.29%
The BofA Merrill Lynch Build America Bond Index (reflects no deduction for fees, expenses or taxes)	1.04%	8.92%	8.01%
The BofA Merrill Lynch U.S. Corporate Master Index (reflects no deduction for fees, expenses or taxes)	(0.63)%	4.55%	5.18%
Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	0.55%	3.25%	3.55%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Jeffrey W. Kernagis	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Gary Jones	Vice President and Portfolio Manager of the Adviser	January 2012
Philip Fang	Vice President and Portfolio Manager of the Adviser	Since Inception
Richard Ose	Vice President and Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

9

PWZ	PowerShares California AMT-Free Municipal Bond Portfolio

Summary Information

Investment Objective

The PowerShares California AMT-Free Municipal Bond Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.28%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.28%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$29	$90	$157	$356

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in municipal securities that comprise the Underlying Index and that also are exempt from the federal alternative minimum tax (“AMT”). The Underlying Index is composed of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by California or any U.S. territory or their political subdivisions, in the U.S. domestic market with a term of at least 15 years remaining to final maturity. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

10

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Changing Fixed-Income Market Conditions. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and likely eventual increase in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed- income markets. As a result, the value of the Fund’s investments and Share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

Municipal Securities Risk. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

California Municipal Securities Risk. Because the Fund invests a substantial portion of its assets in California municipal securities, the Fund will have greater exposure to negative political, economic and statutory factors within the State of California than certain funds that invest in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall California municipal market. While the California economy has been experiencing a gradual and broadening recovery since the last economic downturn, a number of risks that threaten the State’s fiscal condition remain. In addition, provisions of the California Constitution and state statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. These factors heighten the risk that the prices of California municipal securities, and the Fund’s net asset value (“NAV”), will experience greater volatility.

Puerto Rican Municipal Securities Risk. Adverse market, political, economic or other conditions or developments within Puerto Rico may negatively affect the value of the Fund’s holdings in Puerto Rican municipal obligations. The Puerto Rican economy is reliant on manufacturing, services and tourism, and its economy and financial operations parallel the economic cycles of the United States. Current economic difficulties in the United States are likely to have an adverse impact on the overall economy of Puerto Rico. Moreover, like many other U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico continues to face significant fiscal challenges, including persistent government deficits, underfunded public pension benefit obligations, underfunded government retirement systems, sizable debt service obligations and a high unemployment rate. Many ratings organizations previously downgraded a number of securities issued in Puerto Rico or placed them on “negative watch.” If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of the Fund could be adversely affected.

Municipal Insurance Risk. A portion of the municipal securities that the Fund holds may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund’s Share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund

11

redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

State-Specific and U.S. Territories’ Concentration Risk. The Fund will be less diversified geographically than a fund investing across many states and therefore has greater exposure to adverse economic and political changes in California and Puerto Rico.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Tax Risk. There is no guarantee that the Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind, due to the nature of the Fund’s investments. As such, an investment in Shares may be less tax efficient than an investment in shares of conventional ETFs, which utilize an entirely in-kind redemption process. Also, there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units (as defined below) principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund to not be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

12

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
11.03% (3rd Quarter 2009)	(7.17)% (4th Quarter 2010)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (10/11/07)
Return Before Taxes	4.16%	6.85%	4.71%
Return After Taxes on Distributions	4.16%	6.85%	4.69%
Return After Taxes on Distributions and Sale of Fund Shares	3.76%	6.25%	4.55%
The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index(1) (reflects no deduction for fees, expenses or taxes)	4.43%	N/A	N/A
Barclays Municipal Bond 20 Year Index (reflects no deduction for fees, expenses or taxes)	3.93%	7.08%	5.69%
Blended—The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index(2) (reflects no deduction for fees, expenses or taxes)	4.43%	7.49%	5.33%

(1)	Effective July 8, 2014, the Fund’s underlying index changed to The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index. “5 Years” and “Since Inception” information for the new underlying index is not available because the index did not commence until February 12, 2013.

(2)	The data shown as “Blended” is composed of the returns through December 31, 2015 of the Fund’s current underlying index, as well as two prior underlying indices tracked by the Fund. The Fund tracked The BofA Merrill Lynch California Insured Long-Term Core Municipal Securities Index from its inception until the conversion date of that index, May 29, 2009, and then tracked The BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index starting at the conversion date and through July 8, 2014.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Jeffrey W. Kernagis	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Gary Jones	Vice President and Portfolio Manager of the Adviser	January 2012
Philip Fang	Vice President and Portfolio Manager of the Adviser	Since Inception
Richard Ose	Vice President and Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

Dividends paid by the Fund that are properly reported as “exempt-interest dividends” will not be subject to federal income tax. The Fund intends to invest its assets in a manner such that at least 80% of its dividend distributions to shareholders will generally be attributable to interest that is exempt from federal income tax and will not be a tax preference item for purposes of the AMT. Such dividends, however, may be included in a corporate shareholder’s “adjusted current earnings” for AMT purposes.

The Fund’s distributions, other than from net tax-exempt income, will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in a taxable capital gain or loss.

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PCEF	PowerShares CEF Income Composite Portfolio

Summary Information

Investment Objective

The PowerShares CEF Income Composite Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S-Network Composite Closed-End Fund IndexSM (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	1.44%
Total Annual Fund Operating Expenses	1.94%

(1)	Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of Underlying Funds (as defined herein). The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Fund’s assets. These expenses are based on the total expense ratio of the Underlying Funds disclosed in each Underlying Fund’s most recent shareholder report. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$197	$609	$1,047	$2,264

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in securities of U.S.-listed closed-end funds that comprise the Underlying Index. The Fund is a “fund of funds,” as it

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invests its assets in the common shares of funds included in the Underlying Index rather than in individual securities (the “Underlying Funds”). S-Network Global Indexes, LLC (the “Index Provider”) compiles, maintains and calculates the Underlying Index, which tracks the overall performance of a universe of U.S.-listed closed-end funds that are organized under the laws of the United States, which may be invested in taxable investment grade fixed-income securities, taxable high yield fixed-income securities and taxable equity options. The Underlying Index may include closed-end funds that are advised by an affiliate of Invesco PowerShares Capital Management LLC (the “Adviser”). The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Fund of Funds Risk. Because the Fund is a fund of funds, its investment performance largely depends on the investment performance of the Underlying Funds in which it invests. An investment in the Fund is subject to the risks associated with the Underlying Funds that comprise the Underlying Index. The Fund will pay indirectly a proportional share of the fees and expenses of the Underlying Funds in which it invests, including their investment advisory and administration fees, while continuing to pay its own unitary management fee. As a result, shareholders will absorb duplicate levels of fees with respect to investments in the Underlying Funds. In addition, at times certain segments of the market represented by constituent Underlying Funds in the Underlying Index may be out of favor and underperform other segments.

Risks of Investing in Closed-End Funds. The shares of closed-end investment companies may trade at a discount or premium to, or at, their net asset value (“NAV”). The securities of closed-end investment companies in which the Fund may invest may be leveraged. As a result, the Fund may be exposed indirectly to leverage through an investment in such securities. An investment in securities of closed-end investment companies that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

The Fund is permitted to invest in Underlying Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an exemptive order that the SEC has issued to the Trust. To comply with provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), on any matter upon which the Underlying Fund shareholders are solicited to vote, the Adviser will vote Underlying Fund shares in the same general proportion as shares held by other shareholders of the Underlying Fund.

Underlying Funds Risk. The Fund may be subject to the following risks as a result of its investment in the Underlying Funds:

Interest Rate Risk. Fixed-income securities’ prices generally fall as interest rates rise; conversely, fixed-income securities’ prices generally rise as interest rates fall.

Credit Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of an Underlying Fund’s portfolio holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Underlying Fund’s income level and share price.

Non-Investment Grade Securities Risk. Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, an Underlying Fund may incur additional expenses to seek recovery.

Options Risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Because the exercise of an index option is settled in cash, sellers of index call options cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. An Underlying Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Underlying Fund for writing the option.

Derivatives Risk. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the counterparty to certain derivative transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative relates, and risks that the derivative instruments may not be liquid.

Leverage Risk. Leverage may result from ordinary borrowings, or may be inherent in the structure of certain Underlying Fund investments such as derivatives. If the prices of those investments decrease, or if the cost of borrowing exceeds any increase in the

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prices of those investments, the net asset value of the Underlying Fund’s Shares will decrease faster than if the Underlying Fund had not used leverage. To repay borrowings, an Underlying Fund may have to sell investments at a time and at a price that is unfavorable to the Underlying Fund. Interest on borrowings is an expense the Underlying Fund would not otherwise incur. Leverage magnifies the potential for gain and the risk of loss. If an Underlying Fund uses leverage, there can be no assurance that the Underlying Fund’s leverage strategy will be successful.

Counterparty Risk. To the extent that an Underlying Fund engages in derivative transactions, it will be subject to credit risk with respect to the counterparties. The Underlying Fund may obtain only a limited or no recovery or may experience significant delays in obtaining recovery under derivative contracts if a counterparty experiences financial difficulties and becomes bankrupt or otherwise fails to perform its obligations under a derivative contract.

Senior Loans Risk. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce an Underlying Fund’s NAV and income distributions. In addition, an Underlying Fund may have to sell securities at lower prices than it otherwise would to meet cash needs or it may have to maintain a greater portion of its assets in cash equivalents than it otherwise would because of impairments and limited liquidity of the collateral supporting a senior loan, which could negatively affect the Underlying Fund’s performance.

Foreign and Emerging Market Securities Risk. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign and emerging market securities. Foreign and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign and emerging market securities are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign and emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets.

Liquidity Risk. Closed-end funds are not limited in their ability to invest in illiquid securities. Securities with reduced liquidity involve greater risk than securities with more liquid markets. Market quotations for securities not traded on national exchanges may vary over time, and if the credit quality of a fixed-income security unexpectedly declines, secondary trading of that security may decline for a period of time. In the event that an Underlying Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

Industry Concentration Risk. An Underlying Fund from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Funds concentrate in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent on a pro rata basis. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Inflation Risk. The value of assets or income from investment will be worth less in the future as inflation decreases the value of money.

Deflation Risk. Prices throughout the economy may decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of an Underlying Fund’s portfolio.

Mortgage-Backed and Asset-Backed Securities Risk. Investments in mortgage- and asset-backed securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier than expected due to changes in the rate at which the underlying loans are prepaid. Securities may be prepaid at a price less than the original purchase value.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Developments in Financial Markets. Developments in recent years in the global financial markets illustrate that the current environment is one of extraordinary and possibly unprecedented uncertainty. Conditions in markets in the U.S. and abroad over the past few years have caused firms in the financial services sector to take significant losses. The economic conditions have resulted,

16

and may continue to result, in an unusually high degree of volatility in the financial markets. Instability in the financial markets over the past several years has led governments and regulators around the world to take a number of unprecedented actions designed to support financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. A significant decline in the value of an Underlying Fund’s portfolio likely would result in a significant decline in the value of an investment in the Underlying Fund.

Anti-Takeover Provisions Risk. The organizational documents of certain of the Underlying Funds include provisions that could limit the ability of other entities or persons to acquire control of the Underlying Fund or to change the composition of its board, which could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Underlying Fund.

See “Additional Information About the Funds’ Strategies and Risks—Risks of Investing in Underlying Funds.”

Market Risk. The Underlying Funds are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Funds.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Commodity Pool Risk. Certain investments by the Underlying Funds in which the Fund invests may cause the Fund to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a Commodity Pool Operator (“CPO”), and the Fund will be operated in accordance with CFTC rules. Registration as a CPO subjects the Adviser to additional laws, regulations and enforcement policies, all of which could increase compliance costs and may affect the operations and financial performance of the Fund. Registration as a commodity pool may have negative effects on the ability of the Fund to engage in its planned investment program.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
8.42% (1st Quarter 2012)	(11.01)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (02/19/10)
Return Before Taxes	(1.56)%	4.67%	5.42%
Return After Taxes on Distributions	(4.14)%	2.09%	2.87%
Return After Taxes on Distributions and Sale of Fund Shares	(0.65)%	2.64%	3.26%
S-Network Composite Closed-End Fund IndexSM (reflects no deduction for fees, expenses or taxes)	(1.08)%	5.20%	5.93%
S&P 500® Index	1.38%	12.57%	13.36%

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Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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DSUM	PowerShares Chinese Yuan Dim Sum Bond Portfolio

Summary Information

Investment Objective

The PowerShares Chinese Yuan Dim Sum Bond Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Citi Custom Dim Sum (Offshore CNY) Bond Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in Chinese Renminbi (“RMB”)-denominated bonds that comprise the Underlying Index. The Underlying Index measures the performance of RMB-denominated “Dim Sum” bonds that are issued and settled outside of mainland China. Dim Sum bonds are RMB-denominated and generally are issued in Hong Kong by a variety of entities ranging from governments to corporations.

The Underlying Index is designed to provide exposure to RMB-denominated bonds that are issued and settled outside of mainland China. Strictly in accordance with the Underlying Index’s guidelines and mandated procedures, securities must have a minimum maturity of one month and an outstanding amount of RMB 1 billion to be eligible for entry into the Underlying Index. There is no minimum rating requirement for inclusion in the Underlying Index. Securities with a maturity of less than one month are removed from the Underlying

19

Index. The Underlying Index is composed of RMB-denominated bonds issued by governments, agencies, supranationals and corporations, excluding synthetics, convertible bonds, retail bonds and CDs. Citigroup Index LLC (the “Index Provider”) rebalances the Underlying Index monthly. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., more than 25% of the value of its net assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Changing Fixed-Income Market Conditions. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and likely eventual increase in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed- income markets. As a result, the value of the Fund’s investments and Share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

Offshore Investor Risk. There are special risks associated with investing in securities designed to provide exposure to Chinese RMB, such as RMB-denominated bonds in which the Fund will invest. The Chinese government maintains strict currency controls and regularly intervenes in the currency market. The Chinese government’s actions may not be transparent or predictable. As a result, the value of the RMB, and the value of RMB-denominated securities, may change quickly and arbitrarily. These limitations and restrictions may impact the availability, liquidity, and pricing of securities designed to provide offshore investors with exposure to Chinese markets.

As a result, returns achieved by offshore investors, such as the Fund, could differ from those available to domestic investors in China.

Capital Controls Risk. Adverse economic conditions, such as unfavorable or volatile currency exchange rates and interest rates, political events or other conditions may cause the Chinese government to intervene and impose “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. In addition, this intervention may lead to levies placed on profits repatriated by foreign entities (such as the Fund). The Chinese government’s imposition of capital controls can impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, may adversely affect the trading market and price for Shares, and may cause the Fund to decline in value.

Global Bonds Risk. Global bonds are subject to the same risks as other debt issues, notably credit risk, market risk, interest rate risk and liquidity risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities, including greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability.

Currency Risk. The Fund invests at least 80% of its assets in Chinese RMB-denominated bonds issued and settled outside of mainland China. Because the Fund’s net asset value (“NAV”) is determined in U.S. dollars, the NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings increases, as measured in the foreign currency, including securities denominated in the Chinese RMB. The RMB currently is not a freely convertible currency. The government of China maintains strict currency controls. As a result, the value of the RMB, and the value of securities designed to provide exposure to the RMB, such as RMB-denominated bonds issued by offshore issuers, can change quickly. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund. The Chinese government’s policies on currency, control and repatriation restrictions are subject to change, and the Fund’s or the shareholders’ position may be adversely affected. In addition, if the Chinese currencies, the RMB, which is traded in mainland China, and the Yuan, which is traded offshore (traded as “CNH” in Hong Kong), diverge in value, that divergence could negatively impact the Fund.

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Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. The Underlying Index consists of RMB-denominated debt securities issued or distributed outside mainland China, however, the quantity of such debt securities that are available for inclusion in the Underlying Index, and thus for the Fund to invest in, currently is limited.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a security is sold at a discount to its established value.

Sovereign Debt Risk. Investments in sovereign debt securities involve special risks. The governmental authority that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; or the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund’s ability to obtain recourse may be limited.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in the value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of bonds than are in the Underlying Index. As a result, an adverse development to an issuer of bonds that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the bonds in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind, due to the nature of the Fund’s investments. As such, an investment in Shares may be less tax efficient than an investment in shares of conventional ETFs, which utilize an entirely in-kind redemption process. Also, there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Industry Concentration Risk. The Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units (as defined below) principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund not to be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy

21

or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
3.09% (1st Quarter 2012)	(3.43)% (3rd Quarter 2015)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (09/23/11)
Return Before Taxes	(3.29)%	2.30%
Return After Taxes on Distributions	(3.52)%	1.29%
Return After Taxes on Distributions and Sale of Fund Shares	(1.86)%	1.35%
Citi Custom Dim Sum (Offshore CNY) Bond Index (reflects no deduction for fees, expenses or taxes)	(2.12)%	3.16%
Barclays China Aggregate Index (reflects no deduction for fees, expenses or taxes)	3.95%	5.38%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Jeffrey W. Kernagis	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Gary Jones	Vice President and Portfolio Manager of the Adviser	January 2012
Philip Fang	Vice President and Portfolio Manager of the Adviser	Since Inception
Richard Ose	Vice President and Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

22

PCY	PowerShares Emerging Markets Sovereign Debt Portfolio

Summary Information

Investment Objective

The PowerShares Emerging Markets Sovereign Debt Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the DBIQ Emerging Market USD Liquid Balanced Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in U.S. dollar-denominated government bonds from emerging market countries that comprise the Underlying Index. The Underlying Index measures potential returns of a theoretical portfolio of liquid emerging market U.S. dollar-denominated government bonds. Strictly in accordance with its guidelines and mandated procedures, Deutsche Bank Securities Inc. (“DB” or the “Index Provider”) selects one to three securities from each of the emerging market countries set forth below that (i) are denominated in U.S. dollars, (ii) are sovereign bonds, (iii) have at

23

least three years to maturity, and (iv) have an outstanding float of at least $500 million. Historically, the Underlying Index has included bonds issued by the governments of Brazil, Colombia, Croatia, El Salvador, Hungary, Indonesia, Latvia, Lithuania, Mexico, Panama, Peru, the Philippines, Poland, Qatar, Romania, Russia, South Africa, South Korea, Sri Lanka, Turkey, Ukraine, Uruguay and Venezuela; however, this universe of countries may change in accordance with DB’s determination of eligible emerging market countries and there is no assurance that a particular country will be represented in the Underlying Index at any given time. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Changing Fixed-Income Market Conditions. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and likely eventual increase in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and Share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

Sovereign Debt Risk. Risks of sovereign debt include the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, and the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund’s ability to obtain recourse may be limited.

Emerging Markets Sovereign Debt Risk. Government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Historically, certain issuers of the government debt securities in which the Fund may invest have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness. Such restructuring arrangements have included obtaining additional credit to finance outstanding obligations and the reduction and rescheduling of payments of interest and principal through the negotiation of new or amended credit agreements.

Global Bonds Risk. Global bonds are subject to the same risks as other debt issues, notably credit risk, market risk, interest rate risk and liquidity risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities, including greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability.

Non-Investment Grade Securities Risk. Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, the Fund may incur additional expenses to seek recovery.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

24

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a security is sold at a discount to its established value.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Additionally, the Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
13.16% (2nd Quarter 2009)	(8.74)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

25

	1 Year	5 Years	Since Inception (10/11/07)
Return Before Taxes	1.99%	5.65%	6.53%
Return After Taxes on Distributions	(0.33)%	3.59%	4.37%
Return After Taxes on Distributions and Sale of Fund Shares	1.12%	3.49%	4.18%
DBIQ Emerging Market USD Liquid Balanced Index (reflects no deduction for fees, expenses or taxes)	2.52%	6.54%	7.68%
J.P. Morgan Emerging Markets Bond Index Global (reflects no deduction for fees, expenses or taxes)	1.23%	5.11%	6.43%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Jeffrey W. Kernagis	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Gary Jones	Vice President and Portfolio Manager of the Adviser	January 2012
Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception
Richard Ose	Vice President and Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 100,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

26

PHB	PowerShares Fundamental High Yield® Corporate Bond Portfolio

Summary Information

Investment Objective

The PowerShares Fundamental High Yield® Corporate Bond Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Bonds US High Yield 1-10 Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in high-yield corporate bonds that comprise the Underlying Index. The Underlying Index is comprised of U.S. dollar-denominated bonds which are SEC-registered securities or Rule 144A securities with registration rights (issued after July 31, 2013) and whose issuers are public companies listed on a major U.S. stock exchange. Only investible, non-convertible, non-exchangeable, non-zero, fixed coupon high-yield corporate bonds qualify for inclusion in the Underlying Index. Bonds of foreign agencies, governments or supra-nationals, as well as those issuers

27

that are not domiciled in the United States, are excluded from the Underlying Index. Ryan ALM, Inc. compiles and calculates the Underlying Index, which measures potential returns based on the Fundamental Index® approach developed by Research Affiliates, LLC (“RA” or the “Index Provider”). The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Changing Fixed-Income Market Conditions. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and likely eventual increase in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed- income markets. As a result, the value of the Fund’s investments and Share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

Non-Investment Grade Securities Risk. Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, the Fund may incur additional expenses to seek recovery.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. The Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

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Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
14.36% (2nd Quarter 2009)	(21.43)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (11/15/07)
Return Before Taxes	(2.62)%	4.19%	2.26%
Return After Taxes on Distributions	(4.47)%	2.21%	(0.15)%
Return After Taxes on Distributions and Sale of Fund Shares	(1.45)%	2.42%	0.72%
RAFI® Bonds US High Yield 1-10 Index(1) (reflects no deduction for fees, expenses or taxes)	(1.85)%	5.29%	N/A
Barclays U.S. Corporate High Yield Index (reflects no deduction for fees, expenses or taxes)	(4.47)%	5.04%	6.89%
Blended—RAFI® Bonds US High Yield 1-10 Index(2) (reflects no deduction for fees, expenses or taxes)	(1.85)%	5.29%	4.36%

(1)

Effective August 2, 2010, the Fund’s underlying index is the RAFITM High Yield Bond Index (which subsequently was renamed the RAFITM Bonds US High Yield 1-10 Index). Prior to August 2, 2010, the Fund’s original underlying index was the Wells Fargo® High Yield Bond Index. “Since Inception” performance for the RAFITM Bonds US High Yield 1-10 Index is not available because the Index did not commence calculation and publication until December 31, 2009.

(2)

The data shown as “Blended” is comprised of the performance of the Fund’s original underlying index (Wells Fargo® High Yield Bond Index ) from Fund inception through the index conversion date, August 2, 2010, followed by the performance of the new underlying index starting at the index conversion date and through December 31, 2015.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Jeffrey W. Kernagis	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Gary Jones	Vice President and Portfolio Manager of the Adviser	January 2012
Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception
Richard Ose	Vice President and Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 100,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

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Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

30

PFIG	PowerShares Fundamental Investment Grade Corporate Bond Portfolio

Summary Information

Investment Objective

The PowerShares Fundamental Investment Grade Corporate Bond Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFITM Bonds US Investment Grade 1-10 Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.22%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.22%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$23	$71	$124	$280

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in the component securities that comprise the Underlying Index. The Underlying Index is comprised of U.S. dollar-denominated bonds which are SEC-registered securities or Rule 144A securities with registration rights (issued after July 31, 2013) and whose issuers are public companies listed on a major U.S. stock exchange. Only investible, non-convertible, non-exchangeable, non-zero, fixed coupon investment grade corporate bonds qualify for inclusion in the Underlying Index. Bonds of foreign agencies, governments or supra-nationals, as well as

31

those issuers that are not domiciled in the United States are excluded from the Underlying Index. Ryan ALM, Inc. compiles and calculates the Underlying Index, which measures potential returns based on a methodology approach developed by Research Affiliates, LLC (“RA” or the “Index Provider”) utilizing fundamental measures. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Changing Fixed-Income Market Conditions. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and likely eventual increase in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and Share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Industry Concentration Risk. The Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. The Fund’s use of a representative sampling approach may cause the Fund not to be

32

as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
2.57% (3rd Quarter 2012)	(2.83)% (2nd Quarter 2013)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (09/15/11)
Return Before Taxes	0.75%	2.62%
Return After Taxes on Distributions	(0.35)%	1.64%
Return After Taxes on Distributions and Sale of Fund Shares	0.43%	1.59%
RAFITM Bonds US Investment Grade 1-10 Index (reflects no deduction for fees, expenses or taxes)	1.18%	3.19%
Barclays U.S. Corporate Index (reflects no deduction for fees, expenses or taxes)	(0.68)%	3.90%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Jeffrey W. Kernagis	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Gary Jones	Vice President and Portfolio Manager of the Adviser	January 2012
Philip Fang	Vice President and Portfolio Manager of the Adviser	Since Inception
Richard Ose	Vice President and Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

33

PGHY	PowerShares Global Short Term High Yield Bond Portfolio

Summary Information

Investment Objective

The PowerShares Global Short Term High Yield Bond Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the DB Global Short Maturity High Yield Bond Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in U.S. and foreign short-term, non-investment grade bonds included in the Underlying Index, all of which are denominated in U.S. dollars. Strictly in accordance with its guidelines and mandated procedures, Deutsche Bank Securities Inc. (“DB” or the “Index Provider”) selects such bonds issued by corporations, as well as sovereign, sub-sovereign or quasi-government entities, from a universe of eligible securities for inclusion in the Underlying Index that: (i) are denominated in U.S. dollars; (ii) are rated below “investment grade” (i.e., have a

34

“composite rating” from DB of no greater than “BB+,” but no less than “C”); (iii) have three years or less to maturity; and (iv) have a fixed coupon.

Eligible bonds must be rated by at least one of Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings Inc. (“Fitch”). DB converts all available ratings for each bond into a numerical score, and then calculates an average score for each bond from those available ratings that corresponds to DB’s “composite rating” system.

Eligible bonds include either “short-term” bonds (i.e., bonds that have three years or less until maturity from the date they were issued) or “long-term seasoned” bonds (i.e., bonds that had a maturity longer than three years at the date they were issued, but currently have three years or less until maturity). To be eligible for inclusion in the Underlying Index, a “short-term” bond (excluding Eurodollar bonds) must have a minimum amount outstanding of at least $100 million, and a “long-term seasoned” bond (excluding Eurodollar bonds) must have a minimum amount outstanding of at least $250 million. Short-term Eurodollar bonds must have more than $200 million outstanding and long-term seasoned Eurodollar bonds must have more than $350 million outstanding. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Changing Fixed-Income Market Conditions. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and likely eventual increase in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed- income markets. As a result, the value of the Fund’s investments and Share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

Short-Term Bond Risk. The Fund will invest in bonds with a short term (i.e., three years or less) until maturity. The amount of time until a fixed-income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of the Fund’s investments will affect the volatility of the Fund’s share price.

Non-Investment Grade Securities Risk. Non-investment grade securities are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of a non-investment grade security defaults, the Fund may incur additional expenses to seek recovery.

Global Bonds Risk. Global bonds are subject to the same risks as other debt securities, notably credit risk, market risk, interest rate risk and liquidity risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities, including greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage

35

and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Sovereign Debt Risk. Risks of sovereign debt include the relative size of the debt burden to the economy as a whole and the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund’s ability to obtain recourse may be limited.

Sub-Sovereign Debt Risk. Sub-sovereign government bonds represent the debt of state, provincial, territorial, municipal, local or other political sub-divisions, including other governmental entities or agencies, other than sovereign governments. In addition to risks of investing in sovereign debt generally, risks of investing in sub-sovereign debt include the fact that such investments may or may not be issued by, or guaranteed as to principal and interest by, the sub-sovereign’s larger sovereign entity. Certain foreign sub-sovereign securities may be backed by the issuer’s right to borrow from a central bank or other regional banking entity, while others may be backed only by the assets and credit of the issuing foreign sub-sovereign entity.

Supranational Entities Risk. The Fund may invest in obligations issued or guaranteed by supranational entities, which may include, for example, entities such as the International Bank for Reconstruction and Development (the World Bank). If one or more shareholders of a supranational entity fails to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a security is sold at a discount to its established value.

Valuation Time Risk. The Fund will invest in foreign bonds and, because foreign exchanges may be open on days when the Fund does not price its Shares, the value of the non-U.S. securities in the Fund’s portfolio may change on days when you will not be able to purchase or sell your Shares. As a result, trading spreads and the resulting premium or discount on the Shares may widen, and, therefore, increase the difference between the market price of the Shares and the net asset value (“NAV”) of such Shares.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, to the same extent as any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Geographic Concentration Risk. The Fund may invest a significant portion of its total assets in securities of issuers from a specific country or geographic region. A natural or other disaster could occur in a country or geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific country or geographic region and adversely impact the Fund’s investments in the affected country or region.

Non-Correlation Risk. The Fund’s return may not exactly match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Additionally, the Fund’s use of a representative sampling approach may cause the Fund not to be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Sampling Risk. Although it may hold as many securities as necessary to achieve its investment objective, the Fund, by using a representative sampling approach, generally will hold a smaller number of securities than the Underlying Index. As a result, an

36

adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total return compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
1.83% (2nd Quarter 2015)	(2.11)% (3rd Quarter 2014)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (06/20/13)
Return Before Taxes	3.03%	1.87%
Return After Taxes on Distributions	1.05%	0.06%
Return After Taxes on Distributions and Sale of Fund Shares	1.71%	0.61%
DB Global Short Maturity High Yield Bond Index (reflects no deduction for fees, expenses or taxes)	2.37%	2.52%
The BofA Merrill Lynch 0-5 Year US High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)	(4.77)%	0.61%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Jeffrey W. Kernagis	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Gary Jones	Vice President and Portfolio Manager of the Adviser	Since Inception
Philip Fang	Vice President and Portfolio Manager of the Adviser	Since Inception
Richard Ose	Vice President and Portfolio Manager of the Adviser	Since Inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market

37

prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

38

PICB	PowerShares International Corporate Bond Portfolio

Summary Information

Investment Objective

The PowerShares International Corporate Bond Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P International Corporate Bond Index® (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in investment grade corporate bonds that comprise the Underlying Index. The Underlying Index measures the performance of investment grade corporate bonds issued in the following currencies of Group of Ten (“G10”) countries, excluding the U.S. Dollar (USD): Australia Dollar (AUD), British Pound (GBP), Canadian Dollar (CAD), Euro (EUR), Japanese Yen (JPY), New Zealand Dollar (NZD), Norwegian Krone (NOK), Swedish Krona (SEK) and Swiss Franc (SFR). S&P Dow Jones Indices LLC (the “Index Provider”) constructs the Underlying Index from investment grade corporate bonds denominated in the currencies noted above. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

39

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Changing Fixed-Income Market Conditions. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and likely eventual increase in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and Share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

Global Bonds Risk. Global bonds are subject to the same risks as other debt issues, notably credit risk, market risk, interest rate risk and liquidity risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities, including greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability.

Currency Risk. The Fund invests in corporate bonds issued by non-U.S. companies and much of the income received by the Fund will be in foreign currencies. Because the Fund’s net asset value (“NAV”) is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a security is sold at a discount to its established value.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind, due to the nature of the Fund’s investments. As such, an investment in Shares may be less tax efficient than an investment in shares of conventional ETFs, which utilize an entirely in-kind redemption process. Also, there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

40

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units (as defined below) principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and how the Fund’s average annual total returns compared with a broad measure of market performance an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
7.61% (3rd Quarter 2012)	(6.45)% (1st Quarter 2015)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (06/03/10)
Return Before Taxes	(9.40)%	1.66%	3.29%
Return After Taxes on Distributions	(9.55)%	0.75%	2.42%
Return After Taxes on Distributions and Sale of Fund Shares	(5.32)%	0.94%	2.22%
S&P International Corporate Bond Index® (Net) (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	(9.59)%	1.36%	3.14%
Barclays Pan-European Aggregate Index (reflects no deduction for fees, expenses or taxes)	(8.24)%	1.76%	3.33%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Jeffrey W. Kernagis	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Gary Jones	Vice President and Portfolio Manager of the Adviser	January 2012
Philip Fang	Vice President and Portfolio Manager of the Adviser	Since Inception
Richard Ose	Vice President and Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading

41

on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

42

LDRI	PowerShares LadderRite 0-5 Year Corporate Bond Portfolio

Summary Information

Investment Objective

The PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.22%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.22%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$23	$71	$124	$280

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in U.S. and foreign investment grade corporate bonds that comprise the Underlying Index. The Underlying Index measures potential returns of a theoretical portfolio of fixed income securities with a yield curve based upon remaining effective terms to maturity of five years or less. Using a “laddered strategy,” Nasdaq, Inc. (the “Index Provider”) includes in the Underlying Index a portfolio of bonds with short- to intermediate-term maturities, meaning that it divides the

43

components of the Underlying Index into five equally weighted groups of bonds with staggered terms to maturity in an annual, sequential (“laddered”) structure from zero to five years.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider selects such bonds issued by companies domiciled in the U.S. and other developed countries for inclusion in the Underlying Index that: (i) are denominated in U.S. dollars; (ii) pay fixed amounts of taxable interest; (iii) are rated as “investment grade” by at least one of Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings Inc. (“Fitch”) (i.e., have a grade of BBB- or higher from Fitch or S&P or of Baa3 or higher from Moody’s); (iv) have an outstanding face value of at least $500 million; and (v) have five years or less to maturity. Bonds must have an initial term to maturity of at least one year to be eligible for inclusion in the Underlying Index. As of the date of this Prospectus, the Underlying Index may include bonds from companies domiciled in the U.S., Canada, Japan, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom; however, this universe may change in accordance with the Underlying Index’s methodology.

The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs.

Changing Fixed-Income Market Conditions. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and likely eventual increase in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and Share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

Short-Term and Intermediate-Term Bond Risk. The Fund will invest in bonds with short or intermediate terms (i.e., five years or less) until maturity. The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term and intermediate-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of the Fund’s investments will affect the volatility of the Fund’s share price.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to

44

securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a security is sold at a discount to its established value.

Valuation Time Risk. The Fund may invest a portion of its assets in foreign bonds and, because foreign exchanges may be open on days when the Fund does not price its Shares, the value of the non-U.S. securities in the Fund’s portfolio may change on days when you will not be able to purchase or sell your Shares. As a result, trading spreads and the resulting premium or discount on the Shares may widen, and, therefore, increase the difference between the market price of the Shares and the net asset value (“NAV”) of such Shares.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, to the same extent as any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Geographic Concentration Risk. The Fund may invest a significant portion of its total assets in securities of issuers from a specific country or geographic region. A natural or other disaster could occur in a country or geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific country or geographic region and adversely impact the Fund’s investments in the affected country or region.

Non-Correlation Risk. The Fund’s return may not exactly match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Additionally, the Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Sampling Risk. The Fund’s use of a representative sampling approach may result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s total return in its first calendar year and by showing how the Fund’s average annual total return compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Year

Best Quarter	Worst Quarter
0.87% (1st Quarter 2015)	(0.33)% (4th Quarter 2015)

45

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (09/10/14)
Return Before Taxes	1.07%	0.98%
Return After Taxes on Distributions	0.41%	0.38%
Return After Taxes on Distributions and Sale of Fund Shares	0.61%	0.48%
NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index (reflects no deduction for fees, expenses or taxes)	1.11%	1.06%
The BofA Merrill Lynch 0-5 Year US Corporate Index (reflects no deduction for fees, expenses or taxes)	1.19%	1.04%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Jeffrey W. Kernagis	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Gary Jones	Vice President and Portfolio Manager of the Adviser	Since Inception
Richard Ose	Vice President and Portfolio Manager of the Adviser	Since Inception
Philip Fang	Vice President and Portfolio Manager of the Adviser	Since Inception

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares will be listed for trading on The NASDAQ Stock Market LLC and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

46

PZA	PowerShares National AMT-Free Municipal Bond Portfolio

Summary Information

Investment Objective

The PowerShares National AMT-Free Municipal Bond Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.28%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.28%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$29	$90	$157	$356

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in municipal securities that comprise the Underlying Index and that also are exempt from the federal alternative minimum tax (“AMT”). The Underlying Index is composed of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by U.S. states and territories or their political subdivisions, in the U.S. domestic market with a term of at least 15 years remaining to final maturity. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

47

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Changing Fixed-Income Market Conditions. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and likely eventual increase in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and Share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

Municipal Securities Risk. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar proj-

ects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Puerto Rican Municipal Securities Risk. Adverse market, political, economic or other conditions or developments within Puerto Rico may negatively affect the value of the Fund’s holdings in Puerto Rican municipal obligations. The Puerto Rican economy is reliant on manufacturing, services and tourism and its economy and financial operations parallel the economic cycles of the United States. Current economic difficulties in the United States are likely to have an adverse impact on the overall economy of Puerto Rico. Moreover, like many other U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico continues to face significant fiscal challenges, including persistent government deficits, underfunded public pension benefit obligations, underfunded government retirement systems, sizable debt service obligations and a high unemployment rate. Many ratings organizations previously downgraded a number of securities issued in Puerto Rico or placed them on “negative watch.” If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of the Fund could be adversely affected.

Municipal Insurance Risk. A portion of the municipal securities that the Fund holds may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund’s Share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Tax Risk. There is no guarantee that the Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the

48

Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind, due to the nature of the Fund’s investments. As such, an investment in Shares may be less tax efficient than an investment in shares of conventional ETFs, which utilize an entirely in-kind redemption process. Also, there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units (as defined below) principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
10.32% (3rd Quarter 2009)	(7.76)% (3rd Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

49

	1 Year	5 Years	Since Inception (10/11/07)
Return Before Taxes	4.03%	6.65%	4.70%
Return After Taxes on Distributions	4.03%	6.65%	4.70%
Return After Taxes on Distributions and Sale of Fund Shares	3.86%	6.15%	4.60%
The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index(1) (reflects no deduction for fees, expenses or taxes)	4.47%	N/A	N/A
Barclays Municipal Bond 20 Year Index (reflects no deduction for fees, expenses or taxes)	3.93%	7.08%	5.69%
Blended—The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index(2) (reflects no deduction for fees, expenses or taxes)	4.47%	7.20%	5.35%

(1)	Effective July 8, 2014, the Fund’s underlying index changed to The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index. “5 Years” and “Since Inception” information for the new underlying index is not available because the index did not commence until March 4, 2013.
(2)	The data shown as “Blended” is composed of the returns through December 31, 2015 of the Fund’s current underlying index, as well as two prior underlying indices tracked by the Fund. The Fund tracked The BofA Merrill Lynch National Insured Long-Term Core Municipal Securities Index from its inception until the conversion date of that index, May 29, 2009, and then tracked The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index starting at the conversion date and through July 8, 2014.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Jeffrey W. Kernagis	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Gary Jones	Vice President and Portfolio Manager of the Adviser	January 2012
Philip Fang	Vice President and Portfolio Manager of the Adviser	Since Inception
Richard Ose	Vice President and Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

Dividends paid by the Fund that are properly reported as “exempt-interest dividends” will not be subject to federal income tax. The Fund intends to invest its assets in a manner such that at least 80% of its dividend distributions to shareholders will generally be attributable to interest that is exempt from federal income tax and will not be a tax preference item for purposes of the AMT. Such dividends, however, may be included in a corporate shareholder’s “adjusted current earnings” for AMT purposes.

The Fund’s distributions, other than from net tax-exempt income, will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in a taxable capital gain or loss.

50

PZT	PowerShares New York AMT-Free Municipal Bond Portfolio

Summary Information

Investment Objective

The PowerShares New York AMT-Free Municipal Bond Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.28%
Other Expenses	0.00%
Total Annual Fund Operating Expenses(1)	0.28%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$29	$90	$157	$356

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in municipal securities that comprise the Underlying Index and that also are exempt from the federal alternative minimum tax (“AMT”). The Underlying Index is composed of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by New York or any U.S. territory or their political subdivisions, in the U.S. domestic market with a term of at least 15 years remaining to final maturity. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

51

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Changing Fixed-Income Market Conditions. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and likely eventual increase in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and Share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

Municipal Securities Risk. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

New York Municipal Securities Risk. Because the Fund invests a substantial portion of its assets in New York municipal securities, the Fund will have greater exposure to negative political, economic, regulatory or other factors within the State of New York, including the financial condition of its public authorities and political subdivisions, than certain funds that invest in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall New York municipal market. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations.

Puerto Rican Municipal Securities Risk. Adverse market, political, economic or other conditions or developments within Puerto Rico may negatively affect the value of the Fund’s holdings in Puerto Rican municipal obligations. The Puerto Rican economy is reliant on manufacturing, services and tourism and its economy and financial operations parallel the economic cycles of the United States. Current economic difficulties in the United States are likely to have an adverse impact on the overall economy of Puerto Rico. Moreover, like many other U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico continues to face significant fiscal challenges, including persistent government deficits, underfunded public pension benefit obligations, underfunded government retirement systems, sizable debt service obligations and a high unemployment rate. Many ratings organizations previously downgraded a number of securities issued in Puerto Rico or placed them on “negative watch.” If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of the Fund could be adversely affected.

Municipal Insurance Risk. A portion of the municipal securities that the Fund holds may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund’s Share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

State-Specific and U.S. Territories’ Concentration Risk. The Fund will be less diversified geographically than a fund investing across

52

many states and therefore has greater exposure to adverse economic and political changes in New York and Puerto Rico.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Tax Risk. There is no guarantee that the Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind, due to the nature of the Fund’s investments. As such, an investment in Shares may be less tax efficient than an investment in shares of conventional ETFs, which utilize an entirely in-kind redemption process. Also, there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units (as defined below) principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
8.94% (3rd Quarter 2009)	(7.91)% (3rd Quarter 2008)

53

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (10/11/07)
Return Before Taxes	3.82%	6.03%	4.10%
Return After Taxes on Distributions	3.82%	6.01%	4.08%
Return After Taxes on Distributions and Sale of Fund Shares	3.65%	5.59%	4.07%
The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index (reflects no deduction for fees, expenses or taxes)(1)	4.52%	N/A	N/A
Barclays Municipal Bond 20 Year Index (reflects no deduction for fees, expenses or taxes)	3.93%	7.08%	5.69%
Blended—The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index(2) (reflects no deduction for fees, expenses or taxes)	4.52%	6.59%	4.92%

(1)	Effective July 8, 2014, the Fund’s underlying index changed to The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index. “5 Years” and “Since Inception” information for the new underlying index is not available because the index did not commence until February 12, 2013.
(2)	The data shown as “Blended” is composed of the returns through December 31, 2015 of the Fund’s current underlying index, as well as two prior underlying indices tracked by the Fund. The Fund tracked The BofA Merrill Lynch New York Insured Long-Term Core Municipal Securities Index from its inception until the conversion date of that index, May 29, 2009, and then tracked The BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index starting at the conversion date and through July 8, 2014.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Jeffrey W. Kernagis	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Gary Jones	Vice President and Portfolio Manager of the Adviser	January 2012
Philip Fang	Vice President and Portfolio Manager of the Adviser	Since Inception
Richard Ose	Vice President and Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

Dividends paid by the Fund that are properly reported as “exempt-interest dividends” will not be subject to federal income tax. The Fund intends to invest its assets in a manner such that at least 80% of its dividend distributions to shareholders will generally be attributable to interest that is exempt from federal income tax and will not be a tax preference item for purposes of the AMT. Such dividends, however, may be included in a corporate shareholder’s “adjusted current earnings” for AMT purposes.

The Fund’s distributions, other than from net tax-exempt income, will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in a taxable capital gain or loss.

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PGX	PowerShares Preferred Portfolio

Summary Information

Investment Objective

The PowerShares Preferred Portfolio (the “Fund”) seeks investment results that generally correspond to the price and yield (before fees and expenses) of The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in fixed rate U.S. dollar-denominated preferred securities that comprise the Underlying Index. The Underlying Index is a market capitalization-weighted index designed to reflect the total return performance of the fixed rate U.S. dollar-denominated preferred securities market. The Underlying Index includes both traditional and other preferred securities, including preferred securities issued by foreign companies in the form of American depositary receipts (“ADRs”), as well as senior and subordinate debt securities. Unlisted preferred securities are excluded from the Underlying Index, but unlisted senior or subordinated debt-like securities are eligible for inclusion. The Underlying Index may include Rule 144A securities. However, as of the date of this Prospectus, Rule 144A securities represent less than 1%

55

of the Underlying Index. Strictly in accordance with its guidelines and mandated procedures, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch” or the “Index Provider”) selects securities for the Underlying Index using a rules-based methodology. Qualifying securities must be rated at least B3 (based on an average of Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”) and Fitch Ratings, Inc. (“Fitch”)) and must have an investment grade country risk profile (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Changing Fixed-Income Market Conditions. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and likely eventual increase in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed- income markets. As a result, the value of the Fund’s investments and Share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

Non-Investment Grade Securities Risk. Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, the Fund may incur additional expenses to seek recovery.

Preferred Securities Risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

Financial Institutions Risk. Investments in financial institutions may be subject to certain risks, including, but not limited to, the risk of regulatory actions, changes in interest rates and concentration of loan portfolios in an industry or sector. Financial institutions are highly regulated and may suffer setbacks should regulatory rules and interpretations under which they operate change. Likewise, there is a high level of competition among financial institutions, which could adversely affect the viability of an institution.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers, although limited to ADRs, may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and, therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

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Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. The Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
30.66% (2nd Quarter 2009)	(20.82)% (1st Quarter 2009)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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	1 Year	5 Years	Since Inception (01/31/08)
Return Before Taxes	8.08%	7.66%	3.26%
Return After Taxes on Distributions	6.20%	5.82%	1.37%
Return After Taxes on Distributions and Sale of Fund Shares	5.37%	5.57%	1.99%
The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index(1) (reflects no deduction for fees, expenses or taxes)	8.53%	N/A	N/A
S&P U.S. Preferred Stock Index (reflects no deduction for fees, expenses or taxes)	5.47%	7.09%	5.85%
Blended—The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index(2) (reflects no deduction for fees, expenses or taxes)	8.53%	8.12%	4.06%

(1)	Effective July 8, 2014, the Fund’s underlying index changed to The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Securities Index. “5 Years” and “Since Inception” information for the new underlying index is not available because the index did not commence until February 12, 2013.
(2)	The data shown as “Blended” is composed of the original underlying index (The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index) from Fund inception until the conversion date, April 2, 2012, followed by the performance of the new underlying index (The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index) starting at the index conversion date and through December 31, 2015.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Jeffrey W. Kernagis	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Gary Jones	Vice President and Portfolio Manager of the Adviser	January 2012
Philip Fang	Vice President and Portfolio Manager of the Adviser	Since Inception
Richard Ose	Vice President and Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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BKLN	PowerShares Senior Loan Portfolio

Summary Information

Investment Objective

The PowerShares Senior Loan Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P/LSTA U.S. Leveraged Loan 100 Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.65%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43%.

Principal Investment Strategies

The Fund generally will invest at least 80% of its net assets (plus any borrowings for investment purposes) in senior loans that comprise the Underlying Index. Invesco PowerShares Capital Management LLC (the “Adviser”) and the Fund’s sub-adviser, Invesco Senior Secured Management, Inc. (the “Sub-Adviser”), define senior loans to include loans referred to as leveraged loans, bank loans and/or floating rate loans. Banks and other lending institutions generally issue senior loans to corporations, partnerships or other entities (“borrowers”). These borrowers operate in a variety of industries and geographic regions, including foreign countries.

Senior loans often are issued in connection with recapitalizations, acquisitions, leveraged buyouts and re-financings. Senior loans typically are structured and administered by a financial institution that acts as agent for the lenders in the lending group. The Fund

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generally will purchase loans from banks or other financial institutions through assignments or participations. The Fund may acquire a direct interest in a loan from the agent or another lender by assignment or an indirect interest in a loan as a participation in another lender’s portion of a loan. The Fund generally will sell loans it holds by way of an assignment, but may sell participation interests in such loans at any time to facilitate its ability to fund redemption requests.

S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Underlying Index, which tracks the market-weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments. A leveraged loan is rated below investment grade quality or is unrated but deemed to be of comparable quality. The Fund will invest in loans that are expected to be below investment grade quality and to bear interest at a floating rate that periodically resets. The Underlying Index may include, and the Fund may acquire and retain, loans of borrowers that have filed for bankruptcy protection. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Changing Fixed-Income Market Conditions. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and likely eventual increase in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed- income markets. As a result, the value of the Fund’s investments and Share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

Risk of Investing in Loans. Investments in loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a loan will result in a reduction in the value of the loan and consequently a reduction in the value of the Fund’s investments and a potential decrease in the net asset value (“NAV”) of the Fund. Although the loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund’s access to the collateral may be limited by bankruptcy or other insolvency loans and, therefore, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan.

There is no organized exchange on which loans are traded and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market and the Fund may not realize full value in the event of the need to sell a loan. To the extent that a secondary market does exist for certain loans, the market may be subject to volatility, irregular trading activity, wide bid/ask spreads, decreased liquidity and extended trade settlement periods. Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of loans or causing interest previously paid to be refunded to the borrower. Investments in loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by the Fund may be adversely affected. Many loans are not registered with the Securities and Exchange Commission (the “SEC”) or any state securities commission and often are not rated by any nationally recognized rating service. Generally, there is less readily available, reliable information about most loans than is the case for many other types of securities. Although a loan may be senior to equity and other debt securities

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in a borrower’s capital structure, such obligations may be structurally subordinated to obligations of the borrower’s subsidiaries.

Senior Loans Risk. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce the Fund’s NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities also are subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments such as senior loans in which the Fund may be expected to invest are substantially less exposed to this risk than fixed-rate debt instruments. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded senior loans. Longer interest rate reset periods generally increase fluctuations in value as a result of changes in market interest rates.

Risks of Loan Assignments and Participations. As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment, a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Non-Investment Grade Securities Risk. All or a significant portion of the loans in which the Fund will invest may be determined to be non-investment grade loans that are considered speculative. The Fund also may invest in junk bonds. Non-investment grade loans and bonds, and unrated loans and bonds of comparable credit quality are subject to the increased risk of a borrower’s or issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the borrower of lower-rated loans or issuer of lower-rated bonds defaults, the Fund may incur additional expenses to seek recovery.

Prepayment Risk. The ability of the borrower of a loan to repay principal prior to maturity can limit the potential for gains by the Fund. During periods of declining interest rates, the borrower of a loan may exercise its option to prepay principal earlier than scheduled, forcing the Underlying Index, and therefore the Fund, to replace such a loan with a lower yielding loan. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Reinvestment Risk. Proceeds from a current investment of the Fund, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment. Reinvestment risk is greater on short- to intermediate-term loans.

Liquidity Risk. A majority of the Fund’s assets are likely to be invested in loans that are less liquid than securities traded on national exchanges. Loans with reduced liquidity involve greater risk than securities with more liquid markets. Available market quotations for such loans may vary over time, and if the credit quality of a loan unexpectedly declines, secondary trading of that loan may decline for a period of time. In the event that the Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

Risk of Investing in Loans to Non-U.S. Borrowers. The Fund may invest all or a portion of its assets in loans of non-U.S. borrowers. The Fund’s investments in loans of non-U.S. borrowers may be affected by political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign borrowers may be subject to less regulation resulting in less publicly available information about the borrowers.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

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Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of loans than are in the Underlying Index. As a result, an adverse development respecting a borrower of a loan held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the loans in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind, due to the nature of the Fund’s investments. As such, an investment in Shares may be less tax efficient than an investment in shares of conventional ETFs, which utilize an entirely in-kind redemption process. Also, there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Industry Concentration Risk. The Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units (as defined below) principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

When Issued and Delayed Delivery Transactions. The Fund may also purchase and sell interests in senior loans and other portfolio securities on a when issued and delayed delivery basis. No income accrues to the Fund on such interests or securities in connection with such purchase transactions prior to the date that the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in senior loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interests or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash, liquid securities or liquid senior loans having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in when issued and delayed delivery transactions, it will do so for the purpose of acquiring interests or securities for the Fund’s portfolio consistent with the Fund’s investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund’s assets which may be used to acquire securities on a when issued or delayed delivery basis.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

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Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
4.29% (1st Quarter 2012)	(2.30)% (3rd Quarter 2015)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (03/03/11)
Return Before Taxes	(2.86)%	2.10%
Return After Taxes on Distributions	(4.48)%	0.38%
Return After Taxes on Distributions and Sale of Fund Shares	(1.59)%	0.91%
S&P/LSTA U.S. Leveraged Loan 100 Index (reflects no deduction for fees, expenses or taxes)	(2.75)%	2.36%
Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	0.55%	3.42%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Investment Sub-Adviser. Invesco Senior Secured Management, Inc. (the “Sub-Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Sub-Adviser/Adviser/Trust	Date Began Managing the Fund
Scott Baskind	Head of Global Senior Loans and Chief Investment Officer of the Sub-Adviser	Since Inception
Seth Misshula	Head Trader and Portfolio Manager of the Sub-Adviser	February 2014
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Jeffrey W. Kernagis	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Gary Jones	Vice President and Portfolio Manager of the Adviser	January 2012
Philip Fang	Vice President and Portfolio Manager of the Adviser	Since Inception
Richard Ose	Vice President and Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 100,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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VRP	PowerShares Variable Rate Preferred Portfolio

Summary Information

Investment Objective

The PowerShares Variable Rate Preferred Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in the securities that comprise the Underlying Index. The Underlying Index is a market capitalization-weighted index designed to track the performance of preferred stock, as well as certain types of “hybrid securities” that are functionally equivalent to preferred stocks, that are issued by U.S.-based or foreign issuers and that pay a floating or variable rate dividend or coupon. Strictly in accordance with its guidelines and mandated procedures, Wells Fargo Securities, LLC (together with Wells Fargo & Company, the “Index Provider”) employs a proprietary methodology to select for the Underlying Index issues of preferred stock and “hybrid securities” that, in the Index Provider’s judgment, are functionally equivalent to preferred

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stock, including certain convertible securities, depositary preferred stock, trust preferred securities, perpetual subordinated debt listed on the New York Stock Exchange (the “NYSE”), NYSE Arca or NASDAQ and other types of hybrid securities that receive preferred treatment within an issuer’s capital structure similar to that of traditional preferred stock. To be eligible for inclusion in the Underlying Index, the preferred stock or hybrid security must: (i) maintain a minimum par value of $100 million outstanding or a minimum of 10 million shares outstanding; (ii) have floating or variable dividends or coupons; and (iii) be U.S. dollar denominated and U.S. registered (or otherwise exempt from registration in the United States). The Fund considers the traditional preferred stocks and functionally equivalent hybrid securities included in the Underlying Index, collectively, to be “Preferred Securities.”

In general, preferred stock is a class of equity security that is so named because it is “preferred” over common stock within an issuer’s capital structure. This preference means that an issuer must pay distributions on its preferred stock before paying dividends on its common stock, and that claims of preferred stockholders to an issuer’s assets are placed ahead of claims of common stockholders when an issuer liquidates. However, as an equity security, preferred stock is junior to an issuer’s various forms of debt.

Hybrid securities that are “functionally equivalent” to preferred stock are those securities that, like traditional preferred stock, have preference over the common stock within an issuer’s capital structure, and are issued and traded in a similar manner to traditional preferred stock. Like preferred stock (but unlike debt securities or common stock), hybrid securities have the ability to defer dividend payments to stockholders and to extend their maturity dates to different durations.

Variable- or floating-rate securities pay interest at rates that adjust whenever a specified benchmark interest rate (e.g., the LIBOR or a T-Bill rate) changes, float at a fixed margin above a generally recognized base lending rate, or are reset or re-determined on specified dates (such as the last day of a month or calendar quarter). Dividends may be paid on a variable rate percentage of the fixed par value at which the preferred stock is issued, and preferred stocks often have a liquidation value that equals the original purchase price of the stock at the time of issuance.

The Fund does not purchase all of the Preferred Securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Preferred Stock Risk. Preferred stock is subject to issuer-specific and overall market risks that are generally applicable to equity securities as a whole; however, there are special risks associated with investing in preferred stock. Preferred stock may be less liquid than many other types of securities, such as common stock, and generally provides no voting rights with respect to the issuer. Preferred stock also faces greater risks of non-payment, as it may be subordinated to bonds or other debt instruments in an issuer’s capital structure, meaning that an issuer’s preferred stock generally pays dividends only after the issuer makes required payments to holders of its bonds and other debt. Because of the subordinated position of preferred stock in an issuer’s capital structure, its quality and value depends heavily on an issuer’s profitability and cash flows rather than on any legal claims to specific assets. Also, in certain circumstances, an issuer of a preferred stock may call or redeem it prior to a specified date or may convert it to common stock, all of which may negatively impact its return.

Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt and equity securities. As with other equity securities, the value of a convertible security tends to decrease as the price of the underlying stock goes down. However, like a debt security, a convertible security provides a fixed income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities are subject to the same risks as lower-rated debt securities.

Hybrid Securities Risk. Although generally considered an equity security within an issuer’s capital structure, a hybrid security may exhibit characteristics akin to a debt security or other evidence of indebtedness on which the value of the interest, or principal of which, is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency or interest rate). The price of a hybrid security and any applicable reference instrument may not move in the same direction or at the same time. An investment in a hybrid security may entail significant risks not associated with a similar investment in a traditional equity security. The risks of a particular hybrid security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Hybrid securities potentially are more volatile than traditional equity securities. Hybrid instruments may carry credit risk of their issuer, as well as liquidity risk, since they often are “customized” to meet the needs of an issuer or a particular investor, and therefore the number of investors that buy such instruments in the secondary market may be small.

Interest Rate and Call Risk. Although a Preferred Security represents an equity interest in a company, a Preferred Security has economic characteristics similar to those of debt securities, and therefore also is subject to many of the risks associated with debt securities, including interest rate risk and call risk. Interest rate risk refers to fluctuations in the value of a Preferred Security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of Preferred Securities may go down, causing the Fund’s assets to decline. The

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current historically low interest rate environment increases the risk associated with rising interest rates. Additionally, if interest rates fall, it is possible that issuers of callable Preferred Securities will “call” (or prepay) that security before its maturity date. If a call were exercised by an issuer during or following a period of declining interest rates, the Fund likely will be forced to replace that called Preferred Security with a lower yielding security.

Liquidity Risk. Variable- and floating-rate Preferred Securities may be subject to liquidity risk, which occurs when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Risk of Subordinated Debt. Perpetual subordinated debt is a type of hybrid instrument that has no maturity date for the return of principal and does not need to be redeemed by the issuer. These investments typically have lower credit ratings and lower priority than other obligations of an issuer during bankruptcy, presenting a greater risk for nonpayment. This risk increases as the priority of the obligation becomes lower. Payments on these securities may be subordinated to all existing and future liabilities and obligations of subsidiaries and associated companies of an issuer. Additionally, some perpetual subordinated debt does not restrict the ability of an issuer’s subsidiaries to incur further unsecured indebtedness.

Foreign Investment Risk. The Fund’s investments in Preferred Securities of non-U.S. issuers may involve unique risks compared to its investments in U.S. issuers, including, among others, greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers often are subject to less stringent requirements regarding accounting, auditing, financial reporting and recordkeeping than are U.S. issuers, and therefore all material information regarding these issuers may not be available. Additionally, foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in Preferred Securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund also will concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, to the same extent as any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. The Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Sampling Risk. The Fund’s use of a representative sampling approach may result in its holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

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Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s total return in its first calendar year and by showing how the Fund’s average annual total return compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Year

Best Quarter	Worst Quarter
3.10% (1st Quarter 2015)	(0.84)% (2nd Quarter 2015)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (05/01/14)
Return Before Taxes	2.99%	2.98%
Return After Taxes on Distributions	1.30%	1.47%
Return After Taxes on Distributions and Sale of Fund Shares	2.15%	1.88%
Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index (reflects no deduction for fees, expenses or taxes)	3.37%	3.42%
S&P U.S. Preferred Stock Index (reflects no deduction for fees, expenses or taxes)	5.47%	6.04%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Jeffrey W. Kernagis	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Gary Jones	Vice President and Portfolio Manager of the Adviser	Since Inception
Philip Fang	Vice President and Portfolio Manager of the Adviser	Since Inception
Richard Ose	Vice President and Portfolio Manager of the Adviser	Since Inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 100,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are expected to be listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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PVI	PowerShares VRDO Tax-Free Weekly Portfolio

Summary Information

Investment Objective

The PowerShares VRDO Tax-Free Weekly Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Bloomberg US Municipal AMT-Free Weekly VRDO Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.25%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund did not have a portfolio turnover rate, since the Fund invested only in securities that are excluded from portfolio turnover rate calculations.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in variable rate demand obligation (“VRDO”) bonds that are exempt from federal income tax with interest rates that reset weekly, which comprise the Underlying Index. Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg” or the “Index Provider”) compiles and calculates the Underlying Index, which is comprised of municipal securities issued in the primary market as VRDOs. Bonds in the Underlying Index that are to be included in the Index must be rated by at least one of the following statistical ratings agencies: Moody’s Investors Services, Inc. (“Moody’s”) as A-3 for long-term bonds or Prime-2 for short-term bonds; by Standard & Poor’s, a division of The McGraw-Hill Company, Inc. (“S&P”) as A- for long-term bonds or A-2 for short-term bonds; and by Fitch Ratings, Inc. (“Fitch”) as A- for long-term bonds or F-2 for short-term bonds. The Fund does not purchase all of the

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securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Changing Fixed-Income Market Conditions. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and likely eventual increase in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed- income markets. As a result, the value of the Fund’s investments and Share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

Variable Rate Debt Obligations Risk. There may not be an active secondary market with respect to particular variable rate instruments in which the Fund invests, which could make disposing of a variable rate instrument difficult during periods that the Fund is not entitled to exercise its demand rights or if the issuer and/or the Remarketing Agent defaulted on its payment obligation. This could cause the Fund to suffer a loss with respect to such instruments.

Municipal Securities Risk. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Municipal Insurance Risk. The municipal securities that the Fund holds may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund’s Share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Tax Risk. There is no guarantee that the Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

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Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind, due to the nature of the Fund’s investments. As such, an investment in Shares may be less tax efficient than an investment in shares of conventional ETFs, which utilize an entirely in-kind redemption process. Also, there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units (as defined below) principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. In addition to the above, the Fund’s correlation to its Underlying Index may be adversely affected by a low yield environment.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
0.86% (1st Quarter 2008)	(0.04)% (1st, 3rd and 4th Quarters 2014 and 1st, 2nd, 3rd and 4th Quarters, 2015)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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	1 Year	5 Years	Since Inception (11/15/07)
Return Before Taxes	(0.16)%	0.08%	0.70%
Return After Taxes on Distributions	(0.16)%	0.08%	0.69%
Return After Taxes on Distributions and Sale of Fund Shares	(0.09)%	0.09%	0.70%
Bloomberg US Municipal AMT-Free Weekly VRDO Index(1) (reflects no deduction for fees, expenses or taxes)	0.04%	0.13%	N/A
Barclays Municipal 1 Year Index (reflects no deduction for fees, expenses or taxes)	0.61%	0.88%	1.77%
Blended—Bloomberg US Municipal AMT-Free Weekly VRDO Index(2) (reflects no deduction for fees, expenses or taxes)	0.04%	0.13%	0.61%

(1)	Effective August 5, 2010, the Fund’s underlying index changed to the Bloomberg US Municipal AMT-Free Weekly VRDO Index. Prior to August 5, 2010, the Fund’s original underlying index was the Thomson Municipal Market Data VRDO Index. “Since Inception” performance for the Bloomberg US Municipal AMT-Free Weekly VRDO Index is not available because the index did not commence calculation and publication until July 30, 2010.
(2)	The data shown as “Blended” is performance comprised of the performance of the original underlying index (Thomson Municipal Market Data VRDO Index) from Fund inception up to the index conversion date, August 5, 2010, followed by the performance of the new underlying index starting at the index conversion date and through December 31, 2015.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Jeffrey W. Kernagis	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Gary Jones	Vice President and Portfolio Manager of the Adviser	January 2012
Philip Fang	Vice President and Portfolio Manager of the Adviser	Since Inception
Richard Ose	Vice President and Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

Dividends paid by the Fund that are designated properly as exempt-interest dividends will not be subject to federal income tax. The Fund intends to invest its assets in a manner such that a significant portion of its dividend distributions to shareholders will generally be exempt from federal income taxes (interest paid on municipal securities, however, may be subject to the alternative minimum tax in the hands of corporate shareholders).

The Fund’s distributions, other than net tax-exempt income, will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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Additional Information About the Funds’ Strategies and Risks

Principal Investment Strategies

Each Fund generally will invest at least 80% of its total assets in securities that comprise its respective Underlying Index (except PowerShares CEF Income Composite Portfolio and PowerShares Variable Rate Preferred Portfolio, each of which will invest at least 90% of its total assets in securities included in its Underlying Index). Each Fund operates as an index fund and is not actively managed. Each Fund uses an “indexing” investment approach to attempt to seek investment results that generally correspond, before fees and expenses, to the performance of its Underlying Index. The Adviser (and for PowerShares Senior Loan Portfolio, the Sub-Adviser) seeks correlation over time of 0.95 or better between a Fund’s performance and the performance of its Underlying Index; a figure of 1.00 would represent perfect correlation. Another means of evaluating the relationship between the returns of a Fund and its Underlying Index is to assess the “tracking error” between the two. Tracking error means the variation between each Fund’s annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus its Underlying Index’s returns. Because each Fund uses an indexing approach to try to achieve its investment objective, each Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

Each of PowerShares 1-30 Laddered Treasury Portfolio and PowerShares CEF Income Composite Portfolio generally invests in all of the securities comprising its Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, certain funds may purchase a sample of securities in its Underlying Index.

For each Fund (except for PowerShares 1-30 Laddered Treasury Portfolio and PowerShares CEF Income Composite Portfolio), because of the practical difficulties and expense of purchasing all of the securities in each Fund’s respective Underlying Index, each Fund does not purchase all of the securities in its Underlying Index; instead, each Fund utilizes a “sampling” methodology to seek to achieve its respective investment objective. Sampling means that the Adviser (and for PowerShares Senior Loan Portfolio, the Sub-Adviser) uses a quantitative analysis to select securities from the applicable Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These attributes and other characteristics include duration, maturity, credit quality, yield and coupon. The Adviser (and for PowerShares Senior Loan Portfolio, the Sub-Adviser) generally expects each Fund that utilizes the sampling methodology to hold less than the total number of securities in the applicable Underlying Index, but reserves the right to hold as many securities as it believes necessary to achieve each Fund’s investment objective.

There also may be instances in which the Adviser or Sub-Adviser, as applicable, may choose to (i) overweight a security in an Underlying Index, (ii) purchase securities not contained in the Underlying Index that the Adviser or Sub-Adviser believe are appropriate to substitute for certain securities in that Underlying Index or (iii) utilize various combinations of other available investment techniques in seeking to track an Underlying Index. Each Fund may sell securities that are represented in the applicable Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Additional information about the construction of each Fund’s Underlying Index is set forth below in alphabetical order by index name.

Bloomberg US Municipal AMT-Free Weekly VRDO Index (PowerShares VRDO Tax-Free Weekly Portfolio)

The Underlying Index for the PowerShares VRDO Tax-Free Weekly Portfolio is comprised of municipal securities issued in the primary market as VRDOs. Only VRDOs whose interest rates are reset weekly are included in the Underlying Index, and the Underlying Index excludes secondary or derivative VRDOs (tender option bonds). To be included in the Underlying Index, constituents must be rated by at least one of the following statistical rating agencies at the following minimum ratings: Moody’s Investors Services, Inc. (“Moody’s”) as A-3 for long-term bonds or Prime-2 for short-term bonds; by Standard & Poor’s, a division of The McGraw-Hill Company, Inc. (“S&P”) as A- for long-term bonds or A-2 for short-term bonds; and by Fitch Ratings, Inc. (“Fitch”) as A- for long-term bonds or F-2 for short-term bonds. The Index Provider rebalances the Underlying Index monthly, with individual bonds weighted by market value.

The BofA Merrill Lynch Build America Bond Index (PowerShares Build America Bond Portfolio)

The BofA Merrill Lynch Build America Bond Index tracks the performance of U.S. dollar-denominated investment grade taxable municipal debt publicly issued under the Build America Bond program by U.S. states and territories and their political subdivisions in the U.S. market. Qualifying securities must have a minimum amount outstanding of $1 million, at least 18 months remaining term to final maturity at the time of issuance and at least one year remaining term to final maturity, a fixed coupon schedule and an investment grade rating, based on an average of Moody’s, S&P and Fitch. In addition, qualifying securities must be “direct pay” (i.e., a direct federal subsidy is paid to the issuer). The call date on which a pre-refunded bond will be redeemed is used for purposes of determining qualification with respect to final maturity requirements. Original issue zero coupon bonds qualify for inclusion in the Index. All Rule 144A securities, both with and without registration rights, and all defaulted securities are excluded from the Underlying Index for PowerShares Build America Bond Portfolio.

Constituents in the Underlying Index are capitalization-weighted based on their current amount outstanding times price plus accrued interest. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received

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during the month are retained in the Underlying Index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Underlying Index. The Index Provider rebalances the Underlying Index on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. The Index Provider includes issues that meet the qualifying criteria in the Underlying Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Index until the next month-end rebalancing, at which point the Index Provider removes them from the Underlying Index.

The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index (PowerShares California AMT-Free Municipal Bond Portfolio)

The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index is designed to track the performance of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by California or any U.S. territory, including Puerto Rico, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have at least 15 years remaining term to final maturity, a fixed coupon schedule, a minimum amount outstanding of $25 million per maturity and an investment grade rating (based on an average of Moody’s, S&P and Fitch). The Index Provider excludes Single-Family Housing, Multi-Family Housing, Tobacco, original issue zero coupon, Rule 144A, taxable and AMT bonds from the Underlying Index.

The Index Provider retains cash flows from bond payments that are received during the month in the Underlying Index until the end of the month and then removes them as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Underlying Index. Accrued interest is calculated assuming next-day settlement. The Index Provider rebalances the Underlying Index on the last calendar day of the month based on information available up to and including the third business day before the last business day of the month. The Index Provider includes issues that meet the qualifying criteria in the Underlying Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Underlying Index until the next month-end rebalancing, at which point the Index Provider removes them from the Underlying Index.

The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index (PowerShares Preferred Portfolio)

The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated at least B3 (based on an average of Moody’s, S&P and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a Rule 144A filing, must be issued in $25, $50, or $100 par/liquidation preference increments, must have a fixed coupon or dividend schedule,must have a minimum amount outstanding of $100 million and must have at least 18 months remaining term to final maturity at the time of issuance and at least one year remaining term to final maturity as of the rebalancing date. Fixed-to-floating rate securities qualify for inclusion in the Underlying Index, provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. The Underlying Index includes preference shares (perpetual preferred securities), ADRs, domestic and Yankee trust preferred securities having a minimum remaining term of at least one year, both dividend received deduction (“DRD”)-eligible and non-DRD eligible preferred stock and senior debt. The Index Provider excludes from the Underlying Index auction market securities, convertibles, floaters, purchase units, purchase contracts, corporate pay-in-kind securities, securities issued by closed-end funds and derivative instruments such as repackaged securities, credit default swaps and $1,000 par securities. Unlisted preferred securities are excluded from the Underlying Index, but unlisted senior or subordinated debt-like securities are included.

The Index Provider capitalization-weights constituents in the Underlying Index based on their current amount outstanding times price. The Index Provider retains cash flows from bond payments that are received during the month in the Underlying Index until the end of the month and then removes them as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Underlying Index. The Index Provider rebalances the Underlying Index on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. The Index Provider includes issues that meet the qualifying criteria in the Underlying Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Underlying Index until the next month-end rebalancing, at which point the Index Provider removes them from the Underlying Index.

The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index (PowerShares National AMT-Free Municipal Bond Portfolio)

The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index is designed to track the performance of U.S. dollar-denominated, investment grade, tax-exempt long-term debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have at least 15 years remaining term to final maturity, a fixed coupon schedule, a minimum amount outstanding of $25 million per maturity and an investment grade rating (based on an average of Moody’s, S&P and Fitch). The Index Provider excludes Single-Family Housing, Multi-Family Housing, Tobacco, original issue zero coupon, Rule 144A, taxable and AMT bonds from the Underlying Index.

The Index Provider retains cash flows from bond payments that are received during the month in the Underlying Index until the end of the month and then removes them as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Underlying Index. Accrued interest is calculated assuming next-day settlement. The Index Provider rebalances the Underlying Index on the last calendar day of the month based on information available up to and including the third business day before the last business day of the month. The Index Provider

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includes issues that meet the qualifying criteria in the Underlying Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Underlying Index until the next month-end rebalancing, at which point the Index Provider removes them from the Underlying Index.

The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index (PowerShares New York AMT-Free Municipal Bond Portfolio)

The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index is designed to track the performance of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by New York or any U.S. territory, including Puerto Rico, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have at least 15 years remaining term to final maturity, a fixed coupon schedule, a minimum amount outstanding of $25 million per maturity and an investment grade rating (based on an average of Moody’s, S&P and Fitch). The Index Provider excludes Single-Family Housing, Multi-Family Housing, Tobacco, original issue zero coupon, Rule 144A, taxable and AMT bonds from the Underlying Index.

The Index Provider retains cash flows from bond payments that are received during the month in the Underlying Index until the end of the month and then removes them as part of the rebalancing. Accrued interest is calculated assuming next-day settlement. Cash does not earn any reinvestment income while it is held in the Underlying Index. The Index Provider rebalances the Underlying Index on the last calendar day of the month based on information available up to and including the third business day before the last business day of the month. The Index Provider includes issues that meet the qualifying criteria in the Underlying Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Underlying Index until the next month-end rebalancing, at which point the Index Provider removes them from the Underlying Index.

Citi Custom Dim Sum (Offshore CNY) Bond Index (PowerShares Chinese Yuan Dim Sum Bond Portfolio)

The Citi Custom Dim Sum (Offshore CNY) Bond Index is designed to provide exposure to RMB-denominated bonds that are issued and settled outside of mainland China. Strictly in accordance with the Underlying Index’s guidelines and mandated procedures, securities must have a minimum maturity of one month and an outstanding amount of RMB 1 billion to be eligible for entry into the Underlying Index. There is no minimum rating requirement for inclusion in the Underlying Index. Securities with a maturity of less than one month are removed from the Underlying Index. The Underlying Index is composed of RMB-denominated bonds issued by governments, agencies, supranationals and corporations, excluding synthetics, convertible bonds, retail bonds and CDs. The Index Provider rebalances the Underlying Index monthly.

DBIQ Emerging Market USD Liquid Balanced Index (PowerShares Emerging Markets Sovereign Debt Portfolio)

The Underlying Index for PowerShares Emerging Markets Sovereign Debt Portfolio is constructed in two phases.

The first phase establishes a broad “Underlying Index Membership,” which represents all of the bonds eligible for inclusion in the Underlying Index. The Index Provider first establishes a list of eligible countries on an annual basis based on ratings, size, liquidity and other considerations. Once the list of countries is set, the Index Provider generates the “Underlying Index Membership” by applying the criteria described below to all outstanding bonds:

•	Issued in U.S. dollars;

•	Sovereign bond;

•	At least three years remain to maturity at the time of selection;

•	Outstanding amount of $500 million or greater;

•	Fixed coupon bond; and

•

Not a domestic issue, Rule 144A security, private placement, Brady Bond, restructured bond, bond in default, floating/variable coupon bond, sinking bond, callable bond, putable bond, zero coupon/zero coupon step-up bonds, bonds without cash flows, convertibles, inflation linked, other index-linked, cum or ex-warrant, floating rate notes with coupon cap, perpetual and accrued only bonds.

The second phase of the construction process seeks to optimize both potential performance and liquidity, while limiting turnover within the Underlying Index constituents. The Index Provider achieves this by selecting one to three bonds for each eligible country from the “Underlying Index Membership” according to the following criteria:

(1)	Each emerging market country with at least one eligible security will be included in the Underlying Index;

(2)	Each emerging market country cannot have more than three securities included from the “Underlying Index Membership” list;

(3)	Bonds within each emerging market country are selected on the basis of potential outperformance;

(4)	Each eligible emerging market country included will be given an equal weighting in the Underlying Index annually on the calendar day before March 1; and

(5)	Within each eligible emerging market country, each bond is given an equal market value weight annually on the calendar day before March 1.

The resulting Underlying Index consists of one to three bonds from each eligible emerging market country. The Index Provider generates the Underlying Index Membership on a quarterly basis, three business days before June 1, September 1 and December 1 of each year. Market values only are reset to equal between the eligible emerging market countries annually.

If an indexed bond defaults during the year, the Index Provider will replace it with another qualifying bond from the same country at month-end. Between the time the bond defaulted and month-end, the market value from the replaced bond is kept as cash. The Index Provider uses the cash to buy the replacing bond at ask price at month-end. If a replacement cannot be found for a defaulted bond from the same country, the Index Provider will

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remove the country from the Underlying Index at quarter-end. In the period between the default and the next quarter rebalancing, the market value from the replaced bond(s) is kept as cash. The Index Provider will re-invest the cash proportionally to all other countries at month-end. Valuation data regarding the Underlying Index is available via Bloomberg, L.P.

DB Global Short Maturity High Yield Bond Index (PowerShares Global Short Term High Yield Bond Portfolio)

The Underlying Index for the PowerShares Global Short Term High Yield Bond Portfolio is designed to track the performance of a select group of short-term, U.S. dollar-denominated, noninvestment grade bonds that are issued by U.S. and foreign corporations, as well as by sovereign, sub-sovereign or quasi-government entities. Rule 144A securities, private placements, municipal bonds, Brady bonds, restructured bonds and covered, senior secured and subordinate notes are excluded from the Underlying Index.

To be eligible for inclusion in the Underlying Index, a bond must: (i) be denominated in U.S. dollars; (ii) be rated by at least one of S&P, Moody’s or Fitch; (iii) be rated below “investment grade” (i.e., have a “composite rating” from DB of no greater than “BB+,” but no less than “C”); (iv) have three years or less to maturity; and (v) have a fixed coupon.

In addition, “short-term” bonds (i.e., bonds that have three years or less until maturity from the date they were issued) other than Eurodollar bonds must have a minimum amount outstanding of at least $100 million, and “long-term seasoned” bonds (i.e., bonds that had a maturity longer than three years at the date they were issued, but currently have three years or less until maturity) other than Eurodollar bonds must have a minimum amount outstanding of at least $250 million. Short-term Eurodollar bonds must have more than $200 million outstanding and long-term seasoned Eurodollar bonds must have more than $350 million outstanding.

The Index Provider calculates the cumulative weight of bonds issued by each country. The cumulative weight of bonds from any one country will not exceed 40% of the weight of the Underlying Index. The Index Provider weights the constituents equally on an annual basis and rebalances the Underlying Index quarterly. If a bond reaches maturity, defaults or no longer meets the Underlying Index’s eligibility criteria, the Index Provider will remove it from the Underlying Index, but will keep the redemption value of that bond in the Underlying Index as cash until the next rebalancing date.

NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index (PowerShares LadderRite 0-5 Year Corporate Bond Portfolio)

The NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index is designed to track a basket of investment grade bonds issued by U.S. and foreign corporations. The Underlying Index uses an equally weighted annual maturity ladder with bond durations up to five years until maturity.

To be eligible for inclusion in the Underlying Index, a bond must: (i) be denominated in U.S. dollars; (ii) pay fixed amounts of taxable interest; (iii) be rated as “investment grade” by at least any one of S&P, Moody’s or Fitch (i.e., have a grade of BBB- or higher from Fitch or S&P or of Baa3 or higher from Moody’s); (iv) have an outstanding face value of at least $500 million; and (v) have five years or less to maturity. Bonds must have an initial term to maturity of at least one year to be eligible for inclusion in the Underlying Index. As of the date of this prospectus, the Underlying Index may include bonds from companies domiciled in the United States, Canada, Japan, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

Regulation S bonds, Rule 144A bonds, Eurodollar, retail bonds, floating rate bonds, zero coupon bonds, convertible bonds, bonds cum or ex-warrant, bonds with one cash flow only, inflation- or index-linked bonds, bonds guaranteed by an agency, national or supranational government, bonds cum or ex-warrant, bonds with one cash flow only are excluded from the Underlying Index.

The Index Provider initially separates each constituent bond into groups based on each year of maturity (each, a “maturity tranche”), with equal weights being given to each maturity tranche. Within each maturity tranche, the Index Provider employs a market value weighting methodology to weight individual positions. On a monthly basis, the Index Provider will rebalance each maturity tranche to incorporate any new bonds that qualify for inclusion (subject to a minimum seasoning period of 90 days for new securities) and to remove any bonds that no longer qualify for inclusion. On a monthly basis, the Index Provider rebalances the Underlying Index only if the maturity allocations have moved beyond limits set by the Index Provider. Once added to the Underlying Index, a bond will be held to maturity unless it ceases to meet the criteria for inclusion. If a bond pays a coupon, is called or reaches maturity, the Index Provider will keep the value of the proceeds as cash until the next rebalancing date.

RAFITM Bonds US High Yield 1-10 Index (PowerShares Fundamental High Yield® Corporate Bond Portfolio)

The Underlying Index for PowerShares Fundamental High Yield® Corporate Bond Portfolio is comprised of U.S. dollar-denominated bonds which are SEC-registered securities or Rule 144A securities with registration rights (issued after July 31, 2013) and whose issuers are public companies listed on a major U.S. stock exchange. Only non-convertible, non-exchangeable, non-zero, fixed coupon investible high-yield corporate bonds qualify for inclusion in the Underlying Index. Bonds of foreign agencies, governments or supra-nationals, as well as those issuers that are not domiciled in the United States are excluded from the Underlying Index. The Index Provider rebalances the Underlying Index at the end of every month and weights the constituents annually on March 31 according to a composite RA weight that is calculated for each eligible company. Composite RA weights are comprised of individual RA weights calculated for each company using each of the following four fundamental corporate accounting variables: book value of assets, gross sales, gross dividends and cash flow. Each company receives a composite RA weight equal to the ratio of its sales (or cash flow, dividends or book value of assets) to the aggregate sales (or cash flow, dividends or book value of assets) across all companies in the sample. If a company does not pay any dividends, the composite calculation does not give it a zero weight on that metric, but rather computes its weight as an

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equally-weighted average of the remaining three metrics. The Index Provider will remove companies that receive a negative composite weight from the Underlying Index. Each issue must be rated Ba1/BB+ or lower by either Moody’s or S&P, but not below B3/B-by either Moody’s or S&P. Bonds that fall outside this range due to intra-month rating upgrades or downgrades are removed from the Underlying Index at month-end. All issues in the Underlying Index must have a minimum of two-year call protection. Poison puts and make-whole provisions, which allow the creditor or borrower, respectively, the right to require re-payment of the amount owed before the debt’s maturity, are allowed.

The Index Provider divides the Underlying Index into two distinct maturity cells—1 to 5 years and 5 to 10 years—and selects the largest issue per maturity cell. As a result, the Underlying Index will have up to two bonds per issuer. If there is more than one issue with the same amount outstanding, then the Index Provider selects the most recent issue.

RAFITM Bonds US Investment Grade 1-10 Index (PowerShares Fundamental Investment Grade Corporate Bond Portfolio)

The Underlying Index for PowerShares Fundamental Investment Grade Corporate Bond Portfolio is comprised of U.S. dollar-denominated bonds which are SEC-registered securities or Rule 144A securities with registration rights (issued after July 31, 2013) and whose issuers are public companies listed on a major U.S. stock exchange. Only non-convertible, non-exchangeable, non-zero, fixed coupon investible investment grade corporate bonds with greater than one year to maturity qualify for inclusion in the Underlying Index. Bonds of foreign agencies, governments or supra-nationals, as well as those issuers that are not domiciled in the United States are excluded from the Underlying Index. The Index Provider rebalances the Underlying Index at the end of every month and weights the constituents annually on March 31 according to a composite RA weight that is calculated for each eligible company. Composite RA weights are comprised of individual RA weights calculated for each company using each of the following four fundamental corporate accounting variables: book value of assets, gross sales, gross dividends and cash flow. Each company receives a composite RA weight equal to the ratio of its sales (or cash flow, dividends or book value of assets) to the aggregate sales (or cash flow, dividends or book value of assets) across all companies in the sample. If a company does not pay any dividends, the composite calculation does not give it a zero weight on that metric, but rather computes its weight as an equally-weighted average of the remaining three metrics. The Index Provider will remove companies that receive a negative composite weight from the Underlying Index. Each issue must be rated BBB/Baa and higher by both Moody’s and S&P. Split-rated bonds are ineligible if either rating is below BBB/Baa. Bonds that are downgraded below BBB/Baa during the month are removed from the Underlying Index at month-end. All issues in the Underlying Index must have a minimum of two-year call protection. Poison puts and make-whole provisions, which allow the creditor or borrower, respectively, the right to require re-payment of the amount owed before the debt’s maturity, are allowed.

The Index Provider divides the Underlying Index into two distinct maturity cells—1 to 5 years and 5 to 10 years—and selects the largest issue per maturity cell. If there is more than one issue with the same amount outstanding, then the Index Provider selects the most recent issue. As a result, the Underlying Index will have up to two bonds per issuer.

Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index (PowerShares 1-30 Laddered Treasury Portfolio)

The Underlying Index for the PowerShares 1-30 Laddered Treasury Portfolio is an equally weighted index of approximately 30 distinct issues with annual maturities from one to 30 years and includes U.S. Treasury-auctioned issues with fixed coupon rates that are non-callable. Treasury inflation-protected securities, bills or zero-coupon securities are not permitted. The Index Provider selects a February maturity for each annual maturity. If more than one February issue is available, the most liquid issue will be selected based upon market conditions. If no February maturity exists, then the most liquid issue closest to that February maturity will be selected with a maximum deviation of six months. As of the date of this Prospectus, there are no bonds for the years 2032 through 2035. The Underlying Index will overweight the issues in 2031 and 2036 to create average 2032, 2033, 2034 and 2035 maturities. In time, as new U.S. Treasury auctions produce bonds for those four years, they will be entered into the Underlying Index and reduce the overweighting in years 2031 and 2036. With that exception, all other issues will be equally weighted. As a bond matures, its proceeds will be reinvested in a 30-year maturity bond so that there will be a continuous maturity “laddered” portfolio of approximately 30 securities, meaning that securities holdings are scheduled to mature in a proportional, annual sequential pattern. Valuation data regarding the Underlying Index is available via Bloomberg, L.P.

S&P International Corporate Bond Index® (PowerShares International Corporate Bond Portfolio)

The Underlying Index for PowerShares International Corporate Bond Portfolio is constructed from Eurobonds and global bonds issued in Euros and British Pounds, and domestic corporate bonds denominated in Australia Dollar, Canadian Dollar, Japanese Yen, New Zealand Dollar, Norwegian Krone, Swedish Krona and Swiss Franc. To be included in the Underlying Index, a bond must be issued by a non-U.S. corporation. The country of the issuer must be a “developed country,” as classified by the Bank for International Settlements in its international debt securities statistics, and a “developed market” under the S&P Dow Jones Indices’ Country Classification. Only non-U.S. dollar, G10 currency denominated bonds are eligible for inclusion in the Underlying Index. Each bond must have a maturity date greater than one year from the last business day of the month of inclusion, and the total outstanding value of such bond must meet a minimum issuance threshold based on the bond’s currency. The threshold may change depending on market conditions. Each bond also must be rated investment grade by Moody’s or S&P Ratings Service. A bond’s lower rating, if rated by both services, is used to determine eligibility for the Underlying Index. Temporary unrated tapped issues, in which the issuer reopens and sells debt instruments from past eligible rated issues, may be included in the Underlying Index. The Index Provider excludes debt issued by governments, government agencies, or any other form of public debt, and corporate debt with a government guarantee or any form of public guarantee from inclusion in the Underlying Index.

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The Index Provider weights constituents by respective market values in U.S. dollars and rebalances the weights monthly. In addition, the Index Provider reconstitutes the Underlying Index annually each September. At each monthly rebalancing, single currency exposure is capped at 50%. At each annual rebalancing, if there are more than ten eligible bonds for a given currency, the Index Provider will remove 25% of the lowest-yielding bonds denominated in that currency. The Index Provider first calculates the weight of a bond by dividing the outstanding Underlying Index market value for the bond by the total outstanding Underlying Index market value for the eligible universe, converting all figures to U.S. dollars using spot foreign exchange rates as of the monthly rebalancing date. Then, the Index Provider calculates the aggregated weight for each currency. If the aggregated weight for a currency is more than 50%, the Index Provider modifies the weighting of each bond in this currency so that the modified aggregated weight for this currency is at 50%. The excess weight above the 50% cap is distributed to the remaining currencies according to each currency’s aggregated weight.

S&P/LSTA U.S. Leveraged Loan 100 Index (PowerShares Senior Loan Portfolio)

The Underlying Index for PowerShares Senior Loan Portfolio consists of 100 loan facilities drawn from a larger benchmark, the S&P/LSTA (Loan Syndications and Trading Association) Leveraged Loan Index (“LLI”), which covers more than 1224 facilities.

Index Eligibility

All syndicated leveraged loans covered by the LLI universe are eligible for inclusion in the Underlying Index. Term loans from syndicated credits must meet the following criteria at issuance to be eligible for inclusion in the LLI:

•	Senior secured loan;

•	Minimum initial term of one year;

•	Minimum initial spread of 125 basis points over LIBOR;

•	U.S.-dollar-denominated; and

•	Par amount outstanding of $50 million or greater.

Par Amount Outstanding. Loan facilities included in the Underlying Index are among the largest loan facilities from the LLI in terms of par amount outstanding.

Domicile. The Underlying Index covers all issuers regardless of origin; however, all facilities must be denominated in U.S. dollars.

2% Loan Cap. At each weekly review, facilities that exceed 2% of the market capitalization weight of the Underlying Index are reduced to 1.90%.

Index Committee

The Underlying Index is rules based, although the Underlying Index Committee reserves the right to exercise discretion when necessary.

Timing of Changes

•

Deletions. On a weekly basis, the Underlying Index Committee removes facilities from the Underlying Index when they no longer are priced by LSTA/LPC (Loan Pricing Corporation) Mark-to-Market Pricing or when the facility is repaid.

•

Additions. An Underlying Index addition generally is made only when a vacancy is created during the weekly review. Underlying Index additions are made according to par outstanding and overall liquidity. Liquidity is determined by the par outstanding and number of market bids available.

•

Rebalancing. The Underlying Index Committee rebalances the Underlying Index semi-annually to avoid excessive turnover and reviews the Underlying Index for deletions on a weekly basis. At the weekly review, additions may be needed to maintain 100 constituents and the Underlying Index Committee re-weights constituents to maintain the 2% Loan Cap. The Underlying Index Committee, nevertheless, reserves the right to make adjustments to the Underlying Index at any time that it believes appropriate.

S-Network Composite Closed-End Fund IndexSM (PowerShares CEF Income Composite Portfolio)

For PowerShares CEF Income Composite Portfolio, the Index Provider reconstitutes and rebalances the Underlying Index quarterly. The number of constituents comprising the Underlying Index varies based on the number of closed-end funds that meet the Underlying Index’s eligibility criteria at each quarterly rebalancing. The Index Provider selects constituents of the Underlying Index from a universe of approximately 350 closed-end funds that:

(i)	are organized under the laws of the United States and are in compliance with all applicable laws and regulations applicable to closed-end funds;

(ii)	have a stated investment objective of concentrating in the taxable fixed-income, high yield fixed-income or option income sector;

(iii)	trade on a recognized North American stock exchange that provides a “last closing price;”

(iv)	have a minimum capitalization value greater than $100 million; and

(v)	have an average daily turnover of more than $500,000 per day for the three months prior to the snapshot date.

A constituent in the Underlying Index also must maintain a total expense ratio below a certain threshold, which will vary depending upon prevailing interest rates. The reference threshold is 2% and is based on the 30-day LIBOR rate of 0.25%. The threshold will increase or decrease from this level by a factor of 30% of the difference between the reference LIBOR rate of 0.25% and the LIBOR rate on the record date. Once included in the Underlying Index, a closed-end fund may exceed the eligibility threshold by up to 25% of the eligibility threshold. The Index Provider will delete any current constituent from the Underlying Index that exceeds the eligibility threshold by more than 25%.

The Index Provider weights Underlying Index constituents based on their net assets, adjusted for their average share price discount and modified to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Index Provider will exclude from the Underlying Index closed-end funds whose shares have traded at average premiums of 20% (plus or minus the average premium/discount for all eligible constituents) or more to their NAVs for the 10 business days prior to the last

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business day of the rebalancing month and closed-end funds whose market capitalization falls below $75 million on the snapshot date.

Underlying Index values are calculated each trading day and are distributed over the New York Stock Exchange Global Index Feed between the hours of approximately 9:30 a.m. and 4:15 p.m., Eastern Time, under the symbol “CEFC.” Underlying Index values are disseminated every 15 seconds.

Rebalancing data, including constituent weights and related information, is posted on the Underlying Index’s website (www.closedendfundindex.com) prior to the open on the next business day following the rebalancing date. The Index Provider will issue a press announcement identifying additions and deletions to the Underlying Index no later than the Monday following the third Friday of the rebalancing month. Share weights of the constituents remain constant between quarters, except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Share weights of the Underlying Index are not adjusted between rebalancing dates for shares issued or shares repurchased. Valuation data regarding the Underlying Index is available via Bloomberg, L.P.

Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index (PowerShares Variable Rate Preferred Portfolio)

The Underlying Index is designed to track the performance of certain preferred stock and other hybrid securities that, in the Index Provider’s judgment, are functionally equivalent to preferred stock, that meet certain criteria. Securities eligible for inclusion in the Underlying Index may be issued by either U.S.-based or foreign issuers and must:

(i)	maintain a minimum par value of $100 million outstanding or a minimum of 10 million shares outstanding;

(ii)	have floating or variable dividends or coupons;

(iii)	be U.S.-dollar denominated; and

(iv)	be U.S. registered (or otherwise exempt from registration under Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”)).

In addition, securities that constitute 75% of the Underlying Index must have a minimum monthly trading volume of at least 250,000 trading units or a minimum notional volume traded per month of $25 million. The Underlying Index excludes auction rate securities, contingent capital securities, securities subject to sinking fund provisions, shares in closed-end funds, municipal securities, tender option bonds or repackaged securities linked to a security, a basket of securities or an index. The Underlying Index also excludes securities issued by a special purpose vehicle, such as a collateralized mortgage obligation, a collateralized debt obligation or a collateralized loan obligation.

The Underlying Index is calculated by NYSE Group, with whom the Index Provider has contracted, using a market capitalization-weighted methodology based on a pool of Preferred Securities identified by the Index Provider in accordance with the terms of its methodology. No more than 45% of the total weight of the Underlying Index can be comprised of the sum of issuers whose individual weighting in the pool exceeds 4.5%. If the 45% cap is breached, all the issuers are ranked in descending order of their weights and the first security to breach the 45% limit will have its weight reduced either until the rule is satisfied or the weight of that issuer relative to the pool reaches 4.5%. If that issuer has multiple component securities included in the Underlying Index, its securities will be reduced on a pro-rata basis determined by market capitalization. Further, this issuer’s excess weight is proportionally redistributed to all issuers with weights below 4.5%. This process will be repeated until the 45% rule is satisfied. (The 4.5% weight limit above applies to issuers, not constituent securities. A constituent security may represent more than 4.5% of the Underlying Index.)

The Underlying Index is rebalanced at the close of the last trading day each month on NYSE Arca. All outstanding Preferred Securities are tested for suitability based on eligibility criteria. Securities that become ineligible are not removed until a rebalancing date except in the case of material events. Rebalancing also can occur at other times, following specific material events, such as forced redemption, tenders, calls, conversions, green-shoes, overallotments, re-openings, rights offerings, stock splits or mergers, and suspension from trading on an exchange. The Index Provider may, but is not required to, remove a constituent security from the Underlying Index upon the occurrence of other material events, including in the event that an issuer has become subject to, or is reasonably likely to become subject to, a bankruptcy, conservatorship or similar event or proceeding or an event has occurred that is reasonably likely to adversely impact the tax treatment to a U.S. taxpayer holder that is invested in an instrument linked to the Underlying Index or an event has occurred that materially adversely affects the ability of NYSE Arca to value the security.

Principal Risks of Investing in the Funds

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s “Summary Information” section.

Build America Bonds Risk.

Build America Bonds are taxable municipal obligations issued pursuant to the Act or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support. Enacted in February 2009, the Act authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive reimbursement from the U.S. Treasury with respect to its interest payments on the bonds (“direct pay” Build America Bonds) or (ii) provide tax credits to investors in the bonds (“tax credit” Build America Bonds). Unlike most other municipal obligations, interest received on Build America Bonds is subject to federal income tax and may be subject to state income tax. Under the terms of the Act, issuers of direct pay Build America Bonds are entitled to receive reimbursement from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid. Holders of tax credit Build America Bonds can receive a federal tax credit currently equal to 35% of the coupon interest received.

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The federal interest subsidy or tax credit continues for the life of the bonds. Build America Bonds are an alternative form of financing to state and local governments whose primary means for accessing the capital markets has been through issuance of tax free municipal bonds. Pursuant to the terms of the Act, the issuance of Build America Bonds ceased on December 31, 2010. As a result, the availability of such bonds is limited and there can be no assurance that Build America Bonds will be actively traded. The market for the bonds and/or their liquidity may be negatively affected. No further issuance is permitted unless Congress were to renew the program at a future date.

Build America Bonds involve similar risks as municipal bonds, including credit and market risk. In particular, should a Build America Bond’s issuer fail to continue to meet the applicable requirements imposed on the bonds as provided by the Act, it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer’s ability to make scheduled interest payments. Although Build America Bonds only were authorized for 2009 and 2010, the program may result in reduced issuance of tax-exempt municipal bonds.

California Municipal Securities Risk

Because PowerShares California AMT-Free Municipal Bond Portfolio invests a substantial portion of its assets in California municipal securities, the Fund will have greater exposure to negative political, economic and statutory factors within the State of California than certain funds that invest in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall California municipal market. Provisions of the California Constitution and state statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations.

The California economy continues to benefit from broad-based growth, and in recent years, the State has paid off billions of dollars of budgetary borrowings, debts and deferrals which were accumulated in order to balance budgets in prior years.

Despite the recent significant budgetary improvements, there remain a number of risks that threaten the State’s fiscal condition, including the significant unfunded liabilities of the State’s two main retirement systems. In recent years, California has committed to significant increases in annual payments to these systems to reduce the unfunded liabilities, and California also has significant unfunded liability with respect to other post-employment benefits. While California’s economy is broad, it does have major concentrations in high technology, trade, entertainment, manufacturing, government, tourism, construction and services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

Call Risk

If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, certain funds may have to replace such called security with a lower yielding security. If that were to happen, certain funds’ net investment income could fall.

Capital Controls Risk

For PowerShares Chinese Yuan Dim Sum Bond Portfolio, adverse economic conditions, such as unfavorable or volatile currency exchange rates and interest rates, political events or other conditions may cause the Chinese government to intervene and impose “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. In addition, this intervention may lead to levies placed on profits repatriated by foreign entities (such as the Fund). The Chinese government’s imposition of capital controls can impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, may adversely affect the trading market and price for shares of the Fund, and may cause the Fund to decline in value.

Cash Transaction Risk

Unlike most ETFs, certain funds effect creations and redemptions principally for cash, rather than principally in-kind because of the nature of each Fund’s investments. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because these Funds currently intend to effect redemptions principally for cash, rather than principally for in-kind securities, they may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Certain funds may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind, and this may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process.

Changing Fixed-Income Market Conditions

Each Fund (except for PowerShares CEF Income Composite Portfolio and PowerShares Variable Rate Preferred Portfolio) invests in fixed-income securities, which are subject to interest rate risk. The current historically low interest rate environment was created in part by the FRB and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and likely eventual increase in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may persist in the future, potentially leading to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. In addition, because of changing central bank policies, the Fund may experience higher

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than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs and potentially lower the Fund’s returns.

Commodity Pool Risk

Because of the types of investments in the Underlying Funds in which PowerShares CEF Income Composite Portfolio invests, the Fund’s investments may cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act and Commodity Futures Trading Commission (“CFTC”) rules. The Adviser already is registered as a commodity pool operator (“CPO”), and the Fund will be operated in accordance with CFTC rules. Registration as a commodity pool may have a negative impact on the ability of the Fund to engage in its planned investment program. Moreover, registration as a CPO subjects the adviser to additional laws, regulations and enforcement policies, all of which could increase compliance costs and may affect the operations and financial performance of funds whose adviser is required to register as a CPO.

The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Fund as a result of the Adviser’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements applicable to the Adviser as the Fund’s CPO, the Fund’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Adviser’s CFTC compliance obligations. As a result of CFTC regulations, the Fund’s status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect the Fund’s ability to achieve its investment objective.

Convertible Securities Risk

A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities.

Currency Risk

Because the NAV of certain funds is determined in U.S. dollars, each Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing certain funds’ overall NAV. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which certain funds invest, causing an adverse impact on such Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Much of the income that certain funds receive will be in foreign currencies. However, the Funds will compute and distribute their income in U.S. dollars, and the computation of income will be made on the date that each Fund earns the income at the foreign exchange rates in effect on that date. Therefore, if the values of the relevant foreign currencies fall relative to the U.S. dollar between the earning of the income and the time at which the Funds convert the foreign currencies to U.S. dollars, the Funds may be required to liquidate securities in order to make distributions if the Funds have insufficient cash in U.S. dollars to meet distribution requirements. Furthermore, the Funds may incur costs in connection with conversions between U.S. dollars and foreign currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire immediately to resell that currency to the dealer. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

PowerShares Chinese Yuan Dim Sum Bond Portfolio invests at least 80% of its assets in Chinese RMB-denominated bonds issued and settled outside of mainland China. The RMB currently is not a freely convertible currency. The government of China maintains strict currency controls. As a result, the value of the RMB, and the value of securities designed to provide exposure to the RMB, such as RMB-denominated bonds issued by offshore issuers, can change quickly. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund. The Chinese government’s policies on currency, control and repatriation restrictions are subject to change, and the Fund’s or the shareholders’ position may be adversely affected. In addition, if the Chinese currencies, the RMB, which is traded in mainland China, and the Yuan, which is traded offshore (traded as “CNH” in Hong Kong), diverge in value, that divergence could negatively impact the Fund.

Emerging Markets Sovereign Debt Risk

Investments in emerging markets sovereign debt carry a number of risks. Government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Historically, certain issuers of the government debt securities in which certain funds may invest have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness. Such restructuring arrangements have included obtaining additional credit to finance outstanding obligations and the reduction and rescheduling of payments of interest and principal through the negotiation of new or amended credit agreements. As a holder of government debt

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securities, certain funds may be asked to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the securities in which certain funds will invest will not be subject to restructuring arrangements or to requests for additional credit. In addition, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Financial Institutions Risk

Investments in financial institutions may be subject to certain risks, including, but not limited to, the risk of regulatory actions, changes in interest rates and concentration of loan portfolios in an industry or sector. Financial institutions are highly regulated and may suffer setbacks should regulatory rules and interpretations under which they operate change. Likewise, there is a high level of competition among financial institutions, which could adversely affect the viability of an institution. In addition, certain financial institutions are undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to their regulatory framework. The deterioration of the credit markets in recent years has caused an adverse impact on a broad range of financial markets, including mortgage, asset-backed, auction rate and other markets, thereby causing certain financial institutions to incur large losses. Certain financial institutions have experienced declines in the valuation of their assets and have even ceased operations.

Fixed Income Securities Risk

Each Fund (except for PowerShares CEF Income Composite Portfolio and PowerShares Variable Rate Preferred Portfolio) invests in fixed-income securities, which are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Securities issued by the U.S. Government are subject to limited credit risk; however, securities issued by U.S. Government agencies are not necessarily backed by the full faith and credit of the U.S. Government. Due to recent events in the fixed-income markets, including the potential impact of the Federal Reserve Board tapering its quantitative easing program, certain funds may be subject to heightened interest rate risk as a result of a rise in interest rates. In addition, certain funds are subject to the risk that interest rates may exhibit increased volatility, which could cause the Fund’s net asset value to fluctuate more. A decrease in fixed-income market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting certain funds’ returns.

Foreign Investment Risk

Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact certain funds’ ability to invest in foreign securities or may prevent certain funds from repatriating its investments. In addition, certain funds may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Fund of Funds Risk

Because PowerShares CEF Income Composite Portfolio is a fund of funds, its investment performance largely depends on the investment performance of the Underlying Funds in which it invests. An investment in the Fund is subject to the risks associated with the Underlying Funds that comprise the Underlying Index. The Fund will pay indirectly a proportional share of the fees and expenses of the Underlying Funds in which it invests, including their investment advisory and administration fees, while continuing to pay its own unitary management fee. As a result, shareholders will absorb duplicate levels of fees with respect to investments in the Underlying Funds. In addition, at times certain segments of the market represented by constituent Underlying Funds in the Underlying Index may be out of favor and underperform other segments.

Geographic Concentration Risk

Certain Funds may invest a significant portion of their total assets in securities of issuers from a specific country or geographic region. To the extent that certain funds are less diversified across geographic regions or countries, it will face greater risks. The economies and financial markets of certain regions, including western Europe, can be interdependent and may all decline at the same time. A natural or other disaster could occur in a country or geographic region in which certain funds invest, which could affect the economy or particular business operations of companies in that country or geographic region and adversely impact certain funds’ investments in the affected country or region. To the extent that certain funds are more concentrated in a specific country or geographic region, these risks may be greater.

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Global Bonds Risk

Certain funds invest in global bonds. Global bonds are subject to the same risks as other debt issues, notably credit risk, market risk, interest rate risk and liquidity risk. Generally, investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities and, therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact certain funds’ abilities to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, certain funds may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them.

Hybrid Securities Risk

Although generally considered an equity security within an issuer’s capital structure, a hybrid security may exhibit characteristics to a debt security, convertible security, or other evidence of indebtedness on which the value of the interest, or principal of which, is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency or interest rate). Hybrid securities are functionally equivalent to preferred stock and are issued and trade in a manner similar to traditional perpetual preferred stock. Such hybrid securities generally have a lower par amount, may allow the issuer to defer interest or dividend payments and are equal to preferred shares or the lowest level of subordinated debt in terms of claims to an issuer’s assets in the event of liquidation. Also, the price of a hybrid security and any applicable reference instrument may not move in the same direction or at the same time.

An investment in a hybrid security may entail significant risks not associated with a similar investment in a traditional equity security or preferred stock. The risks of a particular hybrid security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid security. Hybrid securities potentially are more volatile and carry greater market and liquidity risks than traditional equity securities. Holders of hybrid preferred securities have limited voting rights to control the activities of the issuer. The purchase of hybrid preferred securities also may expose certain funds to the credit risk of their issuer, and, depending on the level of the Fund’s investment in such hybrid securities, these risks may cause significant fluctuations in the Fund’s NAV. Hybrid securities also may carry liquidity risk, since the instruments are often “customized” to meet the needs of an issuer or a particular investor, and therefore the number of investors that are willing and able to buy such instruments in the secondary market may be small.

Index Risk

Unlike many investment companies that are “actively managed,” the Funds are “passive” investors and therefore do not utilize investing strategies that seek returns in excess of their respective Underlying Index. Therefore, certain funds would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that stock generally is underperforming. If a specific security is removed from an Underlying Index, certain funds may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. An Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, certain funds’ performance could be lower than other types of mutual funds that actively manage their portfolio assets to take advantage of market opportunities.

Industry Concentration Risk

In following its methodology, certain funds’ Underlying Indexes from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, certain funds will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, certain funds face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which certain funds invest, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole. Information about the Funds’ exposure to a particular industry is available in the Funds’ Annual and Semi-Annual Reports to Shareholders, as well as on their Forms N-Q as filed with the SEC.

Interest Rate and Call Risk

Interest rate risk refers to fluctuations in the value of a security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of preferred securities may go down, causing certain funds’ assets will decline. The current historically low interest rate environment increases the risk associated with rising interest rates.

Issuer-Specific Changes

The performance of certain funds depend on the performance of individual securities to which certain funds have exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole. Poor performance in such securities may be caused by management decisions, competitive pressures,

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changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers of securities within the Underlying Index may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Liquidity Risk

Liquidity risk exists when a particular investment is difficult to purchase or sell. If certain funds invest in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. In the event that certain funds voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

Market Risk

The securities in each Underlying Index are subject to market fluctuations, and certain funds could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the respective Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risk

The Funds face numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of certain funds. Any of these factors may lead to the Shares trading at a premium or discount to certain funds’ NAV.

Municipal Insurance Risk

A portion of the municipal securities held by PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance) or (ii) another party after the bond has been issued (secondary market insurance). Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.

Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund’s share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue, whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Municipal Securities Risk

PowerShares Build America Bond Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio invest in municipal securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. In addition, there is a risk that, as a result of the recent economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected.

Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

The market for municipal bonds may be less liquid than for taxable bonds. There also may be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Funds to value accurately than securities of public corporations. Since these Funds invest a significant portion of their portfolios in municipal securities, the Funds’ portfolios may have greater exposure to liquidity risk than funds that invest in non-municipal securities.

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New York Municipal Securities Risk

Because PowerShares New York AMT-Free Municipal Bond Portfolio invests a substantial portion of its assets in New York municipal securities, the Fund will have greater exposure to negative political, economic, regulatory or other factors within the State of New York, including the financial condition of its public authorities and political subdivisions, than certain funds that invest in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall New York municipal market. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the state, and when New York City experiences financial difficulty, it may have an adverse effect on New York municipal bonds the Fund holds. The growth rate of New York has at times been somewhat slower than the nation overall. Various financial, social, economic and political factors, including the outcome of pending litigation including the state or its localities, also may affect the economic and financial condition of New York.

Non-Correlation Risk

Certain funds’ returns may not match the return of its Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, certain funds incur operating expenses not applicable to its Underlying Index and also incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. To the extent that certain funds have just commenced operations and/or has a relatively small amount of assets, those transaction costs could have a proportionally greater impact on that Fund. Additionally, if certain funds use a sampling approach, such sampling may result in returns that are not as well-correlated with the returns of its respective Underlying Index as would be the case if such Fund purchased all of the securities in its Underlying Index in the proportions represented in the Underlying Index.

The performance of certain funds and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints. Certain funds may fair value certain of the securities it holds. To the extent certain funds calculate its NAV based on fair value prices, the Fund’s ability to track its Underlying Index may be adversely affected. Since an Underlying Index is not subject to the tax diversification requirements to which the Funds must adhere, certain funds may be required to deviate its investments from the securities contained in, and relative weightings of, its Underlying Index. Certain funds may not invest in certain securities included in its Underlying Index due to liquidity constraints. Liquidity constraints also may delay certain funds’ purchase or sale of securities included in its Underlying Index. For tax efficiency purposes, certain funds may sell certain securities to realize losses, causing it to deviate from its respective Underlying Index.

The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company,

Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact certain funds’ ability to track its Underlying Index. For example, in regulated industries, certain emerging or international markets and corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, certain funds may be restricted in its ability to acquire particular securities due to positions held by the Adviser’s affiliates.

The Adviser may not fully invest certain funds at times, either as a result of cash flows into the Fund or the need to reserve cash the Fund holds to meet redemptions and expenses, or low assets (particularly when certain funds are new and have operated for only a short period). If certain funds utilize a sampling approach, or futures or other derivative positions, its return may not correlate as well with the return of the respective Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index with the same weightings as its Underlying Index.

Non-Diversified Fund Risk

Because certain funds are considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price of those Funds than would occur in a diversified fund. This may increase the Funds’ volatility and cause the performance of a relatively small number of issuers to have a greater impact on certain funds’ performance.

Non-Investment Grade Securities Risk

Non-investment grade securities risk is a form of credit risk. Securities that are non-investment grade, commonly known as “junk bonds,” are regarded as having predominantly speculative characteristics with respect to the capacity to pay interest and repay principal. Non-investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of non-investment grade securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on non-investment grade securities will fluctuate. If the issuer of non-investment grade securities defaults, certain funds may incur additional expenses to seek recovery. The secondary markets in which non-investment grade securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Funds could sell a particular non-investment grade security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the NAV of certain funds’ Shares. Adverse publicity and investor perceptions may decrease the values and liquidity of non-investment grade securities.

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Offshore Investor Risk

For PowerShares Chinese Yuan Dim Sum Bond Portfolio, there are special risks associated with investing in securities designed to provide exposure to Chinese RMB, such as RMB-denominated bonds in which the Fund will invest. The Chinese government maintains strict currency controls and regularly intervenes in the currency market. The Chinese government’s actions may not be transparent or predictable. As a result, the value of the RMB, and the value of RMB-denominated securities, may change quickly and arbitrarily. These limitations and restrictions may impact the availability, liquidity, and pricing of securities designed to provide offshore investors with exposure to Chinese markets. As a result, returns achieved by offshore investors, such as the Fund, could differ from those available to domestic investors in China.

Portfolio Turnover Risk

To the extent that certain funds’ Underlying Indexes rebalance frequently, certain funds may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. This may result in a high portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for certain funds. A high portfolio turnover rate also can result in an increase in taxable capital gains distributions to certain funds’ shareholders and an increased likelihood that the capital gains will be taxable at ordinary rates.

Preferred Stock Risk

Preferred stock is subject to issuer-specific and overall market risks that are generally applicable to equity securities as a whole; however, there are special risks associated with investing in preferred stock. Preferred stock may be less liquid than many other types of securities, such as common stock, and generally provides no voting rights with respect to the issuer. Preferred stock also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, meaning that an issuer’s preferred stock generally pays dividends only after the issuer makes required payments to holders of its bonds and other debt. This subjects preferred stock to a greater risk of non-payment than more senior securities. Because of the subordinated position of preferred stock in an issuer’s capital structure, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, its quality and value are heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets. Also, in certain circumstances, an issuer of a preferred stock may call or redeem it prior to a specified date or may convert it to common stock, all of which may negatively impact its return.

Preferred stock may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If certain funds own a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Dividend payments on a preferred security typically must be declared by the issuer’s board of directors, unlike interest payments on debt securities. However, an issuer’s board of directors generally is not under any obligation to declare a dividend for an issuer (even if such dividends have accrued). If an issuer of preferred securities experiences economic difficulties, those securities may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend.

Prepayment Risk

The ability of the borrower of a loan to repay principal prior to maturity can limit the potential for gains by PowerShares Senior Loan Portfolio. During periods of declining interest rates, the borrower of a loan may exercise its option to prepay principal earlier than scheduled, forcing the Underlying Index, and therefore the Fund, to replace such a loan with a lower-yielding loan. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Puerto Rican Municipal Securities Risk

Adverse market, political, economic or other conditions or developments within Puerto Rico may negatively affect the value of holdings in Puerto Rican municipal obligations by PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio and PowerShares New York AMT-Free Municipal Bond Portfolio. The Puerto Rican economy is reliant on manufacturing, services and tourism and its economy and financial operations parallel the economic cycles of the United States. Current economic difficulties in the United States are likely to have an adverse impact on the overall economy of Puerto Rico.

Moreover, like many other U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recession. Puerto Rico continues to face significant fiscal challenges, including persistent government deficits, underfunded public pension benefit obligations, underfunded government retirement systems, sizable debt service obligations and a high unemployment rate. Many ratings organizations have previously downgraded a number of securities issued in Puerto Rico or placed them on “negative watch.” If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of the Funds could be adversely affected. Additionally, natural disasters in Puerto Rico could adversely impact the overall economy of Puerto Rico.

Reinvestment Risk

Proceeds from a current investment of PowerShares Senior Loan Portfolio, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment. Reinvestment risk is greater on short- to intermediate-term loans.

Risk of Investing in Loans

For PowerShares Senior Loan Portfolio, investments in loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most loans go down. When the general level of interest rates goes down, the prices of most loans go up.

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Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Loans are subject to varying degrees of credit risk. All or a portion of the loans in which the Fund invests may be non-investment grade, which involve a greater risk of default on interest and principal payments and of price changes due to the changes in the credit quality of the borrower. Loans rated or deemed to be of below investment grade quality are considered to have speculative characteristics. The value of lower quality loans can be more volatile due to increased sensitivity to adverse borrower, political, regulatory, market or economic developments. These obligations are subject to greater credit risks, including a greater possibility of default or bankruptcy of the borrower. Default in the payment of interest or principal on a loan will result in a reduction in the value of the loan and consequently a reduction in the value of the Fund’s investments and a potential decrease in the NAV of the Fund. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. The Fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans issued in highly leveraged transactions. The Fund may even acquire and retain in its portfolio loans of borrowers that have filed for bankruptcy protection.

Although the loans in which the Fund invests generally are secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. In the event of the bankruptcy of a borrower, the Fund’s access to the collateral may be limited by bankruptcy or other insolvency laws and, therefore, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value. As a result, the Fund may not receive payments to which it is entitled.

There is no organized exchange on which loans are traded, and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market, and the Fund may not realize full value in the event of the need to sell a loan. To the extent that a secondary market does exist for certain loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it would negatively affect the Fund’s investment. Investments in loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by the Fund may be adversely affected.

Many loans are not registered with the SEC or any state securities commission and often are not rated by any nationally recognized rating service. To the extent that a loan has been deemed illiquid, it will be subject to the Fund’s restrictions on investment in illiquid securities. In addition, there is generally less readily available, reliable information about most loans than there is for many other types of securities. Although a loan may be senior to equity and other debt securities in a borrower’s capital structure, such obligations may be subordinated structurally to obligations of the borrower’s subsidiaries.

From time to time, the occurrence of one or more of the factors described above may create volatility in the markets for debt instruments and decrease the liquidity of the loan market. Such conditions, or other similar conditions, may adversely affect the value of loans, widening spreads against higher-quality debt instruments, and making it harder to sell loans at prices at which they have historically or recently traded, thereby further reducing liquidity.

Risk of Investing in Loans to Non-U.S. Borrowers

PowerShares Senior Loan Portfolio may invest all or a portion of its assets in loans of non-U.S. borrowers. The value of the Fund’s investments in loans of non-U.S. borrowers may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign borrowers generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, generally there is less publicly available information about foreign borrowers than about U.S. companies.

Underlying Funds Risk

PowerShares CEF Income Composite Portfolio may invest in certain closed-end Underlying Funds and, as such, faces certain risks that apply to the Underlying Funds in which it invests. These risks include the following:

Interest Rate Risk. Interest rate risk refers to the risk that fixed-income securities prices generally fall as interest rates rise; conversely, fixed-income securities’ prices generally rise as interest rates fall. Specific fixed-income securities differ in their sensitivity to changes in interest rates depending on specific characteristics of each fixed-income security. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular fixed-income security, the greater its price sensitivity to interest rates. Similarly, a longer duration portfolio of fixed-income securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

Credit Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of an Underlying Fund’s portfolio holdings will have its credit ratings downgraded or will

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default (fail to make scheduled interest or principal payments), potentially reducing the fund’s income level and share price.

Non-Investment Grade Securities Risk. Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, an Underlying Fund may incur additional expenses to seek recovery.

Options Risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, an Underlying Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When an Underlying Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Underlying Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Underlying Fund received when it wrote the option. While the Underlying Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Underlying Fund risks a loss equal to the entire exercise price of the option minus the put premium.

The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Underlying Fund’s capital appreciation potential on the underlying security.

Over-the-counter (“OTC”) options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The OTC options written by an Underlying Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Underlying Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transaction may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Underlying Fund may be unable to liquidate an OTC option position.

The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of an index option is settled in cash, sellers of index call options cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. An Underlying Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Underlying Fund for writing the option. The value of index options written by an Underlying Fund, which will be priced daily, will be affected by changes in the value and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by an Underlying Fund on its common shares may be derived in part from the net index option premiums it receives from selling index put and call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short term and long term.

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.

Derivatives Risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the Underlying Fund could lose more than the amount it invests. Many derivative transactions are entered into OTC (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the

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Underlying Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Underlying Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Underlying Fund’s rights as a creditor (e.g., the Underlying Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the Underlying Fund’s derivative positions at any time.

Leverage Risk. Leverage may result from ordinary borrowings, or may be inherent in the structure of certain Underlying Fund investments such as derivatives. If the prices of those investments decrease, or if the cost of borrowing exceeds any increase in the prices of those investments, the net asset value of the Underlying Fund’s Shares will decrease faster than if the Underlying Fund had not used leverage. To repay borrowings, an Underlying Fund may have to sell investments at a time and at a price that is unfavorable to the Underlying Fund. Interest on borrowings is an expense the Underlying Fund would not otherwise incur. Leverage magnifies the potential for gain and the risk of loss. If an Underlying Fund uses leverage, there can be no assurance that the Underlying Fund’s leverage strategy will be successful.

Counterparty Risk. To the extent that an Underlying Fund engages in derivative transactions, it will be subject to credit risk with respect to the counterparties. The Underlying Fund may obtain only a limited or no recovery or may experience significant delays in obtaining recovery under derivative contracts if a counterparty experiences financial difficulties and becomes bankrupt or otherwise fails to perform its obligations under a derivative contract.

Senior Loans Risk. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans are typically senior and secured, whereas junk bonds are often subordinated and unsecured. Investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce an Underlying Fund’s NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments such as senior loans in which certain Underlying Funds may be expected to invest are substantially less exposed to this risk than fixed-rate debt instruments. No active trading market may exist for certain senior loans, which may impair the ability of an Underlying Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded senior loans. Longer interest rate reset periods generally increase fluctuations in value as a result of changes in market interest rates.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Underlying Fund may invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Underlying Fund’s returns.

Emerging Markets Securities Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Liquidity Risk. Closed-end funds are not limited in their ability to invest in illiquid securities. Securities with reduced liquidity involve greater risk than securities with more liquid markets. Market quotations for securities not traded on national exchanges may vary over time, and if the credit quality of a fixed-income security unexpectedly declines, secondary trading of that security may decline for a period of time. In the event that an Underlying Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

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Industry Concentration Risk. An Underlying Fund from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Funds concentrate in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent on a pro rata basis. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Inflation Risk. The value of assets or income from investment will be worth less in the future as inflation decreases the value of money.

Deflation Risk. Prices throughout the economy may decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of an Underlying Fund’s portfolio.

Mortgage-Backed Securities Risk. Mortgage-backed securities represent a participation interest in a pool of residential mortgage loans originated by governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring an Underlying Fund to invest the proceeds at generally lower interest rates. Certain mortgage-backed securities may be more volatile, less liquid and more difficult to value than other traditional types of debt securities.

Asset-Backed Securities Risk. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, also may influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Certain asset-backed securities may be more volatile, less liquid and more difficult to value than other traditional types of debt securities.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Developments in Financial Markets. The developments in recent years in the global financial markets illustrate that the current environment is one of extraordinary and possibly unprecedented uncertainty. Conditions in markets in the U.S. and abroad over the past few years have caused firms in the financial services sector to take significant losses relating to, among other things, sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated loan market. The economic conditions have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. General market uncertainty and consequent re-pricing of risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of instruments. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening of credit spreads and a lack of price transparency, with many investments remaining illiquid and of uncertain value. In addition, these market conditions may make valuation of some of the Underlying Funds’ investments uncertain and/or result in sudden and significant valuation increases or declines in its holdings. A significant decline in the value of an Underlying Fund’s portfolio would likely result in a significant decline in the value of an investment in the Underlying Fund.

The instability in the financial markets in recent years has led the U.S. and foreign governments to take unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the securities in which the Underlying Funds invest, or the issuers of the securities in which the Underlying Funds invest, in unforeseeable ways that could have a material adverse effect on an Underlying Fund’s

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business and operations. Such legislation or regulation could limit or preclude the Underlying Fund’s ability to achieve its investment objectives. Furthermore, volatile financial markets can expose the Underlying Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Underlying Fund.

In addition, there can be no assurance that the actions taken by the U.S. and foreign governments, central banks and other governmental and regulatory bodies for the purpose of seeking to stabilize the financial markets will achieve the intended effect and further government or market developments could adversely affect the Underlying Funds.

Anti-Takeover Provisions Risk. The organizational documents of certain of the Underlying Funds include provisions that could limit the ability of other entities or persons to acquire control of the Underlying Fund or to change the composition of its board, which could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Underlying Fund.

Risks of Investing in Closed-End Funds

The shares of closed-end funds may trade at a discount or premium to, or at, their NAV. To the extent that certain funds invests a portion of its assets in closed-end funds, those assets will be subject to the risks of the closed-end fund’s portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the closed-end fund. The securities of closed-end funds in which certain funds may invest may be leveraged. As a result, certain funds may be exposed indirectly to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

Risks of Loan Assignments and Participations

As the purchaser of an assignment, PowerShares Senior Loan Portfolio typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment, a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Risk of Subordinated Debt

Perpetual subordinated debt is a type of hybrid instrument that has no maturity date for the return of principal and does not need to be redeemed by the issuer. These investments typically have lower credit ratings and lower priority than other obligations of an issuer during bankruptcy, presenting a greater risk for nonpayment. This risk increases as the priority of the obligation becomes lower. Payments on these securities may be subordinated to all existing and future liabilities and obligations of subsidiaries and associated companies of an issuer. Claims of creditors of such subsidiaries and associated companies will have priority over the issuer and the Fund to the assets of those subsidiaries and associated companies. Additionally, some perpetual subordinated debt does not restrict the ability of an issuer’s subsidiaries to incur further unsecured indebtedness.

Sampling Risk

Certain funds’ use of a representative sampling approach will result in their holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development to an issuer of securities that certain funds hold could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in certain funds are smaller, these risks will be greater. In addition, by sampling the securities in an Underlying Index, certain funds face the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s Underlying Index, thereby increasing tracking error.

Senior Loans Risk

The risks associated with senior loans are similar to the risks of junk bonds, although senior loans are typically senior and secured, whereas junk bonds are often subordinated and unsecured. Investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce PowerShares Senior Loan Portfolio’s NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities also are subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments such as senior loans are substantially less exposed to this risk than fixed-rate debt instruments. No active trading market may exist for

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certain senior loans, which may impair the ability of PowerShares Senior Loan Portfolio to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded senior loans. Longer interest rate reset periods generally increase fluctuations in value as a result of changes in market interest rates.

Short-Term and Intermediate-Term Bond Risk

PowerShares Global Short Term High Yield Bond Portfolio invests in bonds with a short term (i.e., three years or less) until maturity, and PowerShares LadderRite 0-5 Year Corporate Bond Portfolio invests in bonds with a short term or intermediate term (i.e., five years or less) until maturity. The amount of time until a fixed-income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short- and intermediate-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of the Funds’ investments will affect the volatility of the Funds’ share price.

Small- and Mid-Capitalization Company Risk

Investing in securities of small- and/or mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and thinly traded (that is, less liquid) than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. In addition, small- and mid-capitalization companies are typically less financially stable than larger, more established companies, and they may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Smaller capitalization companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products. As such, small- and mid-capitalization companies typically are more likely to be adversely affected than large-capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Sovereign Debt Risk

Investments in sovereign debt securities involve special risks, including the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, and the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign debt defaults on payments of principal and/or interest, certain funds may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund’s ability to obtain recourse may be limited.

Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may impair the debtor’s ability to service its debts on a timely basis. If certain funds are a holder of government debt, it may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

Sub-Sovereign Debt Risk

PowerShares Global Short Term High Yield Bond Portfolio invests in sub-sovereign government bonds represent the debt of state, provincial, territorial, municipal, local or other political sub-divisions, including other governmental entities or agencies, other tan sovereign governments. In addition to risks of investing in sovereign debt generally, risks of investing in sub-sovereign debt include the fact that such investments may or may not be issued by, or guaranteed as to principal and interest by, the sub-sovereign’s larger sovereign entity. Certain foreign sub-sovereign securities may be backed by the issuer’s right to borrow from a central bank or other regional banking entity, while others may be backed only by the assets and credit of the issuing sub-sovereign foreign entity.

State-Specific and U.S. Territories’ Concentration Risk

Each of PowerShares California AMT-Free Municipal Bond Portfolio and PowerShares New York AMT-Free Municipal Bond Portfolios will be less diversified geographically than certain funds investing across many states and therefore has greater exposure to adverse economic and political changes in New York, California and Puerto Rico, as applicable.

Supranational Entities Risk

PowerShares Global Short Term High Yield Bond Portfolio may invest in obligations issued or guaranteed by supranational entities, which may include, for example, entities such as the International Bank for Reconstruction and Development (the World Bank). If one or more shareholders of a supranational entity fails to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

Tax Risk

For PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio, there is no guarantee that the Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a

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portion of prior distributions by that Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value. The Index Providers for PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio rely on the bond issuer’s prospectus disclosure of the opinion from its counsel as to the tax-exempt status of the investment.

U.S. Government Obligation Risk

PowerShares 1-30 Laddered Treasury Portfolio may invest in U.S. government obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. U.S. Government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Valuation Risk

Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by certain funds. In certain circumstances, market quotations may not be readily available for some securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that certain funds could sell a portfolio security for the value established for it at any time, and it is possible that certain funds would incur a loss because a security is sold at a discount to its established value.

Valuation Time Risk

Certain funds will invest in securities of foreign issuers and, because foreign exchanges may be open on days when the Funds do not price their Shares, the value of the non-U.S. securities in each Fund’s portfolio may change on days when you will not be able to purchase or sell your Shares. As a result, trading spreads and the resulting premium or discount on the Shares may widen, and, therefore, increase the difference between the market price of the Shares and the NAV of such Shares.

Variable Rate Debt Obligations Risk

For PowerShares VRDO Tax-Free Weekly Portfolio, there may not be an active secondary market with respect to particular variable rate instruments in which the Fund invests, which could make disposing of a variable rate instrument difficult during periods that the Fund is not entitled to exercise its demand rights or if the issuer and/or the remarketing agent defaulted on its payment obligation. This could cause the Fund to suffer a loss with respect to such instruments.

When Issued and Delayed Delivery Transactions

PowerShares Senior Loan Portfolio may also purchase and sell interests in senior loans and other portfolio securities on a when issued and delayed delivery basis. No income accrues to the Fund on such interests or securities in connection with such purchase transactions prior to the date that the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in senior loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interests or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash, liquid securities or liquid senior loans having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in when issued and delayed delivery transactions, it will do so for the purpose of acquiring interests or securities for the Fund’s portfolio consistent with the Fund’s investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund’s assets which may be used to acquire securities on a when issued or delayed delivery basis.

Non-Principal Investment Strategies

Each Fund, after investing at least 80% (and, for PowerShares CEF Income Composite Portfolio and PowerShares Variable Rate Preferred Portfolio, at least 90%) of its total assets in securities that comprise its respective Underlying Index, may invest its remaining assets in securities not included in its Underlying Index, in money market instruments, including repurchase agreements or other funds that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities and structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more

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specified factors, such as the movement of a particular security or securities index). Convertible securities and structured notes may be used by certain funds in seeking performance that corresponds to its respective Underlying Index and in managing cash flows. The Adviser anticipates that it may take approximately three business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for the Adviser to fully reflect the additions to, and deletions from, each Fund’s Underlying Index in the portfolio composition of that Fund.

PowerShares Senior Loan Portfolio has entered into a committed, unsecured line of credit with a syndicate of lending banks that allows the Fund to borrow an amount up to 33 1/3% of its assets for temporary or emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests. The Fund bears any interest expenses associated with the line of credit. The Adviser pays the set-up fees and the commitment fee based on the amount of the commitment that has not been utilized.

In accordance with 1940 Act rules, each Fund (except PowerShares CEF Income Composite Portfolio) has adopted a policy to invest at least 80% of the value of net assets (plus the amount of any borrowing for investment purposes) in certain types of securities (e.g., fixed income or preferred securities) or in an industry, country or geographical region, as applicable, that is suggested by its name (for each Fund, an “80% investment policy”). Each of these Funds (except PowerShares VRDO Tax-Free Weekly Portfolio) will meet its 80% investment policy by investing at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in such securities. PowerShares VRDO Tax-Free Weekly Portfolio will meet its 80% investment policy by investing at least 80% of its total assets in such securities.

Each Fund considers the securities suggested by its name to be those securities that comprise its respective Underlying Index. Therefore, each Fund anticipates meeting its 80% investment policy because it already is required to invest at least 80% (and for PowerShares Variable Rate Preferred Portfolio, at least 90%) of the value of its total assets in securities that comprise its respective Underlying Index, in accordance with the terms of the Trust’s exemptive relief.

The 80% investment policy of each Fund with such a policy (except that of PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio) constitutes a non-fundamental policy. The Board of Trustees (the “Board”) of the Trust may change such non-fundamental policies at any time without shareholder approval upon 60 days’ written notice to shareholders.

The 80% investment policy of each of PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio is fundamental and may not be changed without shareholder approval.

In addition to its fundamental 80% investment policy, each of PowerShares California AMT-Free Municipal Bond Portfolio,

PowerShares National AMT-Free Municipal Bond Portfolio and PowerShares New York AMT-Free Municipal Bond Portfolio has adopted a non-fundamental investment policy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that are exempt from the federal alternative minimum tax. The Board may change this non-fundamental policy at any time upon 60 days’ written notice to shareholders.

Each Fund’s investment objective (except that of PowerShares Chinese Yuan Dim Sum Bond Portfolio and PowerShares Senior Loan Portfolio) constitutes a non-fundamental policy. The investment objective of each of PowerShares Chinese Yuan Dim Sum Bond Portfolio and PowerShares Senior Loan Portfolio is a fundamental policy.

The complete list of fundamental and non-fundamental policies of the Funds is set forth in the Trust’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”

Borrowing Money

Each Fund (except PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares LadderRite 0-5 Year Corporate Bond Portfolio, PowerShares Variable Rate Preferred Portfolio and PowerShares Senior Loan Portfolio) may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes.

PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares LadderRite 0-5 Year Corporate Bond Portfolio, PowerShares Senior Loan Portfolio and PowerShares Variable Rate Preferred Portfolio may borrow money to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

Securities Lending

PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Preferred Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

Additional Risks of Investing in the Funds

The following provides additional risk information regarding investing in the Funds.

Index Rebalancing Risk

Pursuant to the methodology that each Index Provider uses to calculate and maintain its Underlying Index, a security may be removed from certain funds’ Underlying Indexes at any time in the event the Underlying Index reaches certain limitations (e.g. foreign ownership limitations). As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market

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conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of its Underlying Index may increase significantly.

Apart from scheduled rebalances, an Index Provider may carry out additional ad hoc rebalances to an Underlying Index to, for example, correct an error in the selection of constituents. When certain funds in turn rebalance its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Funds to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by an Index Provider may increase a certain funds’ costs and market exposure.

Risks of Investing in Asia Pacific Companies

PowerShares Emerging Markets Sovereign Debt Portfolio may invest a portion of its assets in securities issued by companies in Asia Pacific countries. The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it likely will adversely impact the economic performance of other countries in the region. Increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility may adversely affect certain economies in the region.

Russian Securities Risk

The United States and the European Union have imposed economic sanctions on certain Russian individuals and entities, and either the United States or the European Union also could institute broader sanctions. The current sanctions, or the threat of further sanctions, may result in the decline of the value or liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy, any of which could negatively impact certain funds’ investments in Russian securities. These economic sanctions also could result in the immediate freeze of Russian securities, which could impair the ability of certain funds to buy, sell, receive or deliver those securities. Both the existing and potential future sanctions also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities, and therefore may negatively impact certain funds.

Securities Lending Risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If certain funds that lent their securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to certain funds if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly.

Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and certain funds will bear any loss on the investment of its cash collateral.

Shares May Trade at Prices Different than NAV

The NAV of the Shares generally will fluctuate with changes in the market value of certain funds’ holdings. The market prices of Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on the exchange on which certain funds trade. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be related, but not identical, to the same forces influencing the prices of the securities of each Fund’s Underlying Index trading individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Trading Issues

Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on either NYSE Arca (“NYSE Arca”) or The NASDAQ Stock Market LLC (“NASDAQ”), (together, the “Exchanges”) may be halted due to market conditions or for reasons that, in the view of the relevant Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchanges is subject to trading halts caused by extraordinary market volatility pursuant to the Exchanges’ “circuit breaker” rules. There can be no assurance that the requirements of the relevant Exchange necessary to maintain the listing of each Fund will continue to be met or will remain unchanged.

Tax-Advantaged Structure of ETFs

Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, the Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis, and are created and redeemed principally in-kind (except PowerShares Build America Bond Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio, which are issued and redeemed principally for cash) in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on a Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual funds may need to sell portfolio securities to obtain cash to meet redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind

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redemption mechanism generally will not lead to such taxable events for a Fund or its shareholders.

Because the PowerShares Build America Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio intend to effect creations and redemptions principally for cash, investments in Shares of such Funds may be less tax efficient than conventional ETFs.

Certain Funds may recognize gains as a result of rebalancing their securities holdings to reflect changes in the securities included in such Funds’ Underlying Indexes. Certain Funds may be required to distribute any such gains to their shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this Prospectus.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Trust’s SAI, which is available at www.invescopowershares.com.

Management of the Funds

Invesco PowerShares Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. The Adviser serves as the investment adviser to the Trust, the PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust, a family of ETFs, with combined assets under management of approximately $48.0 billion as of January 31, 2016.

As the Funds’ investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Funds’ investments, managing the Funds’ business affairs, providing certain clerical, bookkeeping and other administrative services for the Trust and, for PowerShares Senior Loan Portfolio, oversight of the Sub-Adviser.

Invesco Senior Secured Management, Inc. (the “Sub-Adviser”) is located at 1166 Avenue of the Americas, New York, New York 10036, and has acted as an investment adviser since 1992.

Portfolio Managers

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Funds and in overseeing the Sub-Adviser’s investment activities. This team approach brings together many disciplines and leverages the Adviser’s extensive resources.

Peter Hubbard, Vice President of the Trust, oversees all research, portfolio management and trading operations of each Fund and oversees and monitors the Sub-Adviser’s research, portfolio management and trading operations for PowerShares Senior Loan Portfolio. In this capacity, Mr. Hubbard oversees a team of portfolio managers (with Mr. Hubbard, the “Portfolio Managers”) who are responsible for the day-to-day management of the Funds. In managing the Funds, Mr. Hubbard receives management assistance (and for PowerShares Senior Loan Portfolio, oversight and monitoring assistance) from Scott Baskind, Philip Fang, Michael Jeanette, Gary Jones, Jeffrey W. Kernagis, Seth Misshula, Jonathan Nixon, Richard Ose, Theodore Samulowitz and Tony Seisser. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has limitations on his authority for risk management and compliance purposes that the Adviser believes to be appropriate.

Peter Hubbard, Vice President and Director of Portfolio Management of the Adviser, has been responsible for each Fund (and for PowerShares Senior Loan Portfolio, oversight and monitoring of the Sub-Adviser) since its inception and has been associated with the Adviser since 2005.

Philip Fang, Vice President and Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust (and for PowerShares Senior Loan Portfolio, oversight and monitoring of the Sub-Adviser) since July 2010 and has been associated with the Adviser since 2007.

Michael Jeanette, Vice President and Senior Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust since August 2008 and has been associated with the Adviser since 2008.

Gary Jones, Vice President and Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust since January 2012 and has been associated with the Adviser since December 2010.

Jeffrey W. Kernagis, Vice President and Senior Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust (and for PowerShares Senior Loan Portfolio, oversight and monitoring of the Sub-Adviser) since their inception and has been associated with the Adviser since 2007.

Jonathan Nixon, Vice President and Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust since February 2015 and has been associated with the Adviser since 2011.

Richard Ose, Vice President and Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust since their inception. Mr. Ose has been associated with the Adviser since 2011.

Theodore Samulowitz, Vice President and Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust since May 2012 and has been associated with the Adviser since 2012. From 2010 to 2012, he was the Managing Partner of Endurance Capital Markets LLC.

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Tony Seisser, Vice President and Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust since February 2014 and has been associated with the Adviser since 2013. From 2010 to 2013, he was employed by Guggenheim Funds Distributors, Inc.

The Adviser has overall responsibility for the general management and administration of the PowerShares Senior Loan Portfolio. The Adviser oversees the Sub-Adviser’s investment of that Fund’s assets. Investment decisions for PowerShares Senior Loan Portfolio are made by investment management teams at the Sub-Adviser. The following individuals are responsible jointly and primarily for the day-to-day management of that Fund’s investments:

Scott Baskind, Head of Global Senior Loans and Chief Investment Officer for the Sub-Adviser’s Senior Secured Bank Loan Group, has been responsible for the management of the Fund since its inception, and has been associated with the Sub-Adviser and/or its affiliates since 1999.

Seth Misshula, Head Trader and Portfolio Manager for the Sub-Adviser’s Senior Secured Bank Loan Group, has been responsible for the management of the Fund since February 2014, and has been associated with the Sub-Adviser and/or its affiliates since 2005.

The Trust’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers’ ownership of Shares.

Advisory Fees

Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), each Fund pays the Adviser an annual unitary management fee equal to a percentage of its average daily net assets set forth in the chart below:

Fund	Management Fee
PowerShares 1-30 Laddered Treasury Portfolio	0.25%
PowerShares Build America Bond Portfolio	0.28%
PowerShares California AMT-Free Municipal Bond Portfolio	0.28%
PowerShares CEF Income Composite Portfolio	0.50%
PowerShares Chinese Yuan Dim Sum Bond Portfolio	0.45%
PowerShares Emerging Markets Sovereign Debt Portfolio	0.50%
PowerShares Fundamental High Yield® Corporate Bond Portfolio	0.50%
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	0.22%
PowerShares Global Short Term High Yield Bond Portfolio	0.35%
PowerShares International Corporate Bond Portfolio	0.50%
PowerShares LadderRite 0-5 Year Corporate Bond Portfolio	0.22%
PowerShares National AMT-Free Municipal Bond Portfolio	0.28%
PowerShares New York AMT-Free Municipal Bond Portfolio	0.28%
PowerShares Preferred Portfolio	0.50%
PowerShares Senior Loan Portfolio	0.65%
PowerShares Variable Rate Preferred Portfolio	0.50%
PowerShares VRDO Tax-Free Weekly Portfolio	0.25%

Out of each Fund’s unitary management fee, the Adviser pays substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest (including, for PowerShares Senior Loan Portfolio, interest expenses associated with the line of credit), litigation expenses and other extraordinary expenses (including Acquired Fund Fees and Expenses, if any). For PowerShares Senior Loan Portfolio, the Adviser also pays out of the unitary management fee the payments to the Sub-Adviser, as well as the set-up fees and commitment fees associated with the line of credit.

The Funds may invest in money market funds that are managed by affiliates of the Adviser. The indirect portion of the management fee that a Fund incurs through such investments is in addition to the Adviser’s unitary management fee. Therefore, the Adviser has contractually agreed to waive the management fees that it receives in an amount equal to the indirect management fees that a Fund incurs through its investments in affiliated money market funds through August 31, 2017. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to each Fund and the Sub-Advisory Agreement with respect to PowerShares Senior Loan Portfolio is available in the Trust’s semi-annual report to shareholders for the period ended April 30, 2015.

How to Buy and Sell Shares

Each Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.

Most investors will buy and sell Shares of each Fund in the secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on an Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd-lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of each Fund trade on the NYSE Arca (except for PowerShares LadderRite 0-5 Year Corporate Bond Portfolio, which trades on NASDAQ) under the following symbols:

Fund	Symbol
PowerShares 1-30 Laddered Treasury Portfolio	PLW
PowerShares Build America Bond Portfolio	BAB
PowerShares California AMT-Free Municipal Bond Portfolio	PWZ
PowerShares CEF Income Composite Portfolio	PCEF
PowerShares Chinese Yuan Dim Sum Bond Portfolio	DSUM

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Fund	Symbol
PowerShares Emerging Markets Sovereign Debt Portfolio	PCY
PowerShares Fundamental High Yield® Corporate Bond Portfolio	PHB
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	PFIG
PowerShares Global Short Term High Yield Bond Portfolio	PGHY
PowerShares International Corporate Bond Portfolio	PICB
PowerShares LadderRite 0-5 Year Corporate Bond Portfolio	LDRI
PowerShares National AMT-Free Municipal Bond Portfolio	PZA
PowerShares New York AMT-Free Municipal Bond Portfolio	PZT
PowerShares Preferred Portfolio	PGX
PowerShares Senior Loan Portfolio	BKLN
PowerShares Variable Rate Preferred Portfolio	VRP
PowerShares VRDO Tax-Free Weekly Portfolio	PVI

Share prices are reported in dollars and cents per Share.

APs may acquire Shares directly from each Fund, and APs may tender their Shares for redemption directly to each Fund, at NAV per share, only in Creation Units or Creation Unit Aggregations, and in accordance with procedures described in the SAI.

Each Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depositary Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares of each Fund on its respective Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of each Fund.

The approximate value of Shares of each Fund, an amount representing on a per share basis the sum of the current market price of the cash (“Deposit Cash”) or securities (“Deposit Securities”) and any estimated cash component, as applicable, accepted by a Fund in exchange for Shares of the Fund is disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. With respect to those Funds that invest in foreign securities, as the respective international local markets close, the market value of the Deposit Cash or Deposit Securities, as applicable, will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second interval. This approximate value should not be viewed as a “real-time” update of the NAV per Share of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares and the Funds do not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Shares

Shares of the Funds may be purchased and redeemed directly from the Funds only in Creation Units by APs. The vast majority of trading in Shares of the Funds occurs on the secondary market and does not involve a Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares of a Fund. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to a Fund and increased transaction costs, which could negatively impact a Fund’s ability to achieve its investment objective and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, each Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Funds reserve the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Funds, or otherwise not in the best interests of the Funds. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares of the Funds (except for PowerShares Build America Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio). With respect to PowerShares Build America Bond Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio, in recognition of the nature of such Funds’

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investments and that Shares of those Funds are purchased and redeemed in Creation Units principally for cash, the Board has adopted policies and procedures with respect to frequent purchases and redemptions of Shares of such Funds, which incorporate the practices described above, as well as additional trade monitoring for market timing activities.

Dividends, Other Distributions and Taxes

Dividends and Other Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid monthly. Each Fund also intends to distribute its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information only. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

•	Your Fund makes distributions,

•	You sell your Shares, and

•	You purchase or redeem Creation Units.

Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid monthly for each Fund. Each Fund also may pay a special distribution at the end of the calendar year to comply with federal tax requirements and/or to minimize or eliminate federal tax liability. Dividends paid by a Fund that are properly reported as “exempt-interest dividends” will not be subject to federal income tax. Each of PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio (each, a “Municipal Fund”) intends to invest its assets in a manner such that at least 80% of its dividend distributions to shareholders will generally be attributable to interest that is exempt from federal income tax and will not be a tax preference item for purposes of the alternative minimum tax (“AMT”). Such dividends, however, may be included in a corporate shareholder’s “adjusted current earnings” for AMT purposes (“ACE”). Depending on a shareholder’s state of residence, exempt-interest dividends from interest earned on municipal securities issued by that state and/or its political subdivisions and instrumentalities may be exempt in the hands of such shareholder from personal income tax in that state. However, income from municipal securities issued by states other than the shareholder’s state of residence

(and/or their political subdivisions and instrumentalities) generally will not qualify for tax-free treatment for such shareholder in that state.

Distributions from the Funds’ net investment income (other than exempt interest dividends), including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. In general, your non tax-exempt distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in Shares (if reinvestment is available from the broker through which you purchased your Shares). Distributions reinvested in additional Shares of a Fund through the means of the dividend reinvestment service will be taxable dividends to shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash.

Dividends paid to you out of a Fund’s net investment income and net realized short-term capital gains, if any, are taxable as ordinary income. Although (1) a Fund’s dividends attributable to its “qualified dividend income” generally will be subject to federal income tax for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain restrictions with respect to their Shares at the lower maximum rates for long-term capital gains described in the next paragraph and (2) a portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations, each Fund does not expect to distribute a significant amount of dividends eligible for those lower rates or deduction.

Distributions to you of long-term net capital gains, if any, in excess of net short-term capital losses) are taxable as long-term capital gains, regardless of how long you have held the Shares. Those gains of individual shareholders generally are subject to federal income tax at the maximum rates of 15% (20% for certain high income taxpayers).

Distributions to you in excess of a Fund’s current and accumulated earnings and profits, if any, are treated as a tax-free return of capital to the extent of your basis in your Shares and as capital gain thereafter. A distribution will reduce a Fund’s NAV per Share and may be taxable to you (as ordinary income or long-term capital gain) even though, from an investment standpoint, the distribution constitutes a partial return of capital.

By law, a Fund is required to withhold 28% of distributions otherwise payable to you if you are an individual shareholder and have not provided a correct social security number or other taxpayer identification number or are otherwise subject to backup withholding.

If you lend your Municipal Fund Shares pursuant to securities lending or similar arrangements, you may lose the ability to treat that Fund’s exempt-interest dividends (paid while the Shares are held by the borrower) as tax-exempt income. Also, interest on indebtedness incurred by a shareholder to purchase or carry Shares of a Municipal Fund will not be deductible for federal income tax purposes. You should consult your financial intermediary or tax adviser before entering into such arrangements.

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Exempt-interest dividends from a Municipal Fund are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive. Entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by private activity bonds (“PABs”) should consult their tax advisers before purchasing Municipal Fund shares because, for users of certain of these facilities, the interest on PABs is not exempt from federal income tax. For these purposes, “substantial user” is defined to include a “non-exempt person” who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs. Except as noted in the following sentence, (1) interest on certain PABs is a tax preference item for purposes of the AMT, although that interest remains fully tax-exempt for regular federal income tax purposes, and (2) interest on all tax exempt obligations is included in a corporation’s ACE, without regard to whether a Municipal Fund’s tax-exempt interest is attributable to PABs. Pursuant to the American Recovery and Reinvestment Act of 2009, bonds issued during 2009 and 2010, including refunding bonds issued during that period to refund bonds issued after 2003 and before 2009, will not be PABs and the interest thereon thus will not be a tax preference item and the interest on those bonds will not be included in a corporation’s ACE.

If Municipal Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any loss not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that the price of Municipal Fund shares at any time may reflect the amount of a forthcoming dividend or capital gain distribution, so if they purchase Fund shares shortly before the record date for a distribution, they will pay full price for the shares and (except for an exempt-interest dividend) receive some part of the price back as a taxable distribution even though it represents a partial return on invested capital.

If a Municipal Fund invests in instruments that generate taxable interest income, under the circumstances described in the Prospectus, the portion of any Fund dividend attributable to the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits (and will not qualify for the 15%/20% maximum federal income rates on “qualified dividend income” for individual shareholders), and only the remaining portion will qualify as an exempt-interest dividend. The respective portions will be determined by the “actual earned” method, under which the portion of any dividend that qualifies as an exempt-interest dividend may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if a Municipal Fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders.

A Municipal Fund may acquire zero coupon or other municipal securities issued with original issue discount (“OID”). As a holder of those securities, a Municipal Fund must take into account the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because each Fund annually must distribute (1) substantially all of its investment company taxable income (including any accrued OID) to avoid imposition of the excise tax and (2) substantially all of the sum of that income and its net tax-exempt income (including any tax-exempt OID) to satisfy distribution requirements, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Municipal Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. A Municipal Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Any market discount recognized by a Fund on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Each Municipal Fund intends to notify shareholders, generally within 60 days after the close of its taxable year, as to what portion of the Fund’s distributions qualify as tax-exempt income, ordinary income and long-term capital gains.

Taxes on Share Sales

Any capital gain or loss you realize upon a sale of Shares generally is treated as long-term capital gain or loss if you hold the Shares for more than one year and as short-term capital gain or loss if you hold the Shares for one year or less. Your ability to deduct capital losses realized on a sale of Shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP that exchanges securities for a Creation Unit generally will recognize a gain or a loss equal to the difference between the market value of the Creation Unit and the sum of the AP’s aggregate basis in the securities surrendered plus any cash component paid. An AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP’s basis in the Creation Unit and the aggregate market value of the securities received plus or minus an amount, if any, equal to the difference between the NAV of the redeemed Shares, as next determined after receipt of a request in proper form, and the value of those securities. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP’s economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.

Any capital gain or loss realized upon redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

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If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and the price thereof.

New York State and City Tax Considerations for PowerShares New York AMT-Free Municipal Bond Portfolio

Under New York law, dividends paid by the New York Fund are exempt from New York State and New York City personal income tax applicable to individuals who reside in New York State and/or City to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on tax-exempt obligations issued by or on behalf of New York State and its political subdivisions and agencies, or the governments of Puerto Rico, the U.S. Virgin Islands and Guam. Other distributions from the New York Fund, including distributions derived from taxable ordinary income and net short-term and long-term capital gains, are generally not exempt from New York State or City personal income tax.

California State Tax Considerations for PowerShares California AMT-Free Municipal Bond Portfolio

To the extent that dividends from the Fund are derived from interest on California tax-exempt securities and certain U.S. government securities, such dividends also will be exempt from California personal income taxes. Under California law, a fund that qualifies as a regulated investment company must have at least 50% of its total assets invested in California state and local issues or in certain other obligations that pay interest excludable from income or in a combination of such obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends that will be exempt from California personal income taxes.

The portion of dividends constituting exempt-interest dividends is that portion (i) derived from interest on obligations that would be exempt from California tax, if held by an individual, and (ii) reported by the Fund as exempt-interest dividends in written statements furnished to shareholders. However, the total amount of dividends paid by the Fund to all of its shareholders with respect to any taxable year that can be treated as exempt-interest dividends for California tax purposes cannot exceed the difference between (i) the amount of interest received by the Fund during such year on obligations that pay interest excludable from California personal income under California law and (ii) the expenses of the Fund that would be disallowed under California personal income tax law as allocable to tax exempt interest if the Fund were an individual. If the aggregate dividends designated by the Fund as exempt-interest dividends for a taxable year exceed the amount that may be treated as exempt interest dividends for California tax purposes, only that percentage of each dividend distribution equal to the ratio of aggregate exempt-interest dividends to aggregate dividends so designated will be treated as an exempt interest dividend for California tax purposes.

Unlike federal law, California law provides that no portion of the exempt-interest dividends will constitute an item of tax preference for California personal AMT purposes. Because California law does not impose personal income tax on an individual’s Social Security benefits, the receipt of California exempt-interest dividends will have no effect on an individual’s California personal income tax.

Distributions other than exempt-interest dividends to shareholders are includible in income subject to the California AMT. For California personal income tax purposes, distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. Current California law taxes both long-term and short-term capital gains at rates applicable to ordinary income. In addition, unlike federal law, the shareholders of the Fund will not be subject to tax, or receive a credit for tax paid by the Fund, on undistributed capital gains, if any.

Interest on indebtedness incurred by shareholders or related parties to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, generally will not be deductible by the investor for state personal income tax purposes. In addition, as a result of California’s incorporation of certain provisions of the Internal Revenue Code, a loss realized by a shareholder upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the Fund may be disallowed under the “wash sale” rules.

Foreign Income Taxes

Certain foreign governments levy withholding or other taxes on dividend and interest income. A Fund also may be subject to foreign income taxes with respect to other income. Although in some countries a portion of these taxes may be recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

A Fund may elect to pass its credits for foreign income taxes, subject to certain limitations, through to its shareholders for a taxable year if more than 50% of its assets at the close of the year, by value, consists of stock and securities of foreign corporations. If a Fund makes this election, each shareholder will be treated as having paid a proportionate share of the Fund’s foreign income taxes, but the shareholder must include an equal amount in gross income.

The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Funds. It is not a substitute for personal tax advice. You also may be subject to state, local, and/or foreign tax on a Fund’s distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Funds’ Shares under all applicable tax laws.

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Distributor

Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

The Bank of New York Mellon (“BNYM”) calculates each Fund’s NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open, provided that for PowerShares Senior Loan Portfolio, U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. NAV is calculated by deducting all of a Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than trade date plus one day. All valuations are subject to review by the Trust’s Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price that day as of the close of the exchange where the security is primarily traded. The NAV for each Fund will be calculated and disseminated daily, on each day that the NYSE is open. Debt and securities not listed on an exchange normally are valued on the basis of prices provided by independent pricing services. If a security’s market price is not readily available, the security will be valued using pricing provided from independent pricing services or by another method in accordance with the Trust’s valuation policies and procedures approved by the Board.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board.

The loans in which PowerShares Senior Loan Portfolio principally will invest are fair valued generally using evaluated quotes provided by an independent pricing service. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as, among others, market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics and other market data. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index. This may adversely affect a Fund’s ability to track its Underlying Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

Fund Service Providers

BNYM, 101 Barclay Street, New York, New York 10286, is the administrator, custodian and fund accounting and transfer agent for each Fund.

K&L Gates LLP, 70 W. Madison Street, Suite 3100, Chicago, Illinois 60602, and 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606, serves as the Funds’ independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for auditing the annual financial statements of each Fund and performs other related audit services.

Financial Highlights

The financial highlights tables below are intended to help you understand each Fund’s financial performance over the past five years, or if shorter, for the period since a Fund’s inception. Certain information reflects financial results for a single Share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds’ financial statements, which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report for the fiscal year ended October 31, 2015, which is available upon request.

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PowerShares 1-30 Laddered Treasury Portfolio (PLW)

	Year Ended October 31,
	2015	2014	2013		2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$31.96	$30.41	$32.96		$31.40	$29.24
Net investment income(a)	0.70	0.76	0.74		0.76	0.81
Net realized and unrealized gain (loss) on investments	0.63	1.54	(2.55)		1.59	2.26
Total from investment operations	1.33	2.30	(1.81)		2.35	3.07
Distributions to shareholders from:
Net investment income	(0.70)	(0.75)	(0.74)		(0.79)	(0.79)
Net realized gains	—	—	(0.00	)(b)	—	—
Return of capital	—	—	—		—	(0.12)
Total distributions	(0.70)	(0.75)	(0.74)		(0.79)	(0.91)
Net asset value at end of year	$32.59	$31.96	$30.41		$32.96	$31.40
Market price at end of year(c)	$32.60	$31.97	$30.40		$32.92	$31.54
Net Asset Value Total Return(d)	4.18%	7.71%	(5.55)%		7.56%	10.86%
Market Price Total Return(d)	4.18%	7.77%	(5.47)%		6.94%	11.38%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$267,278	$279,635	$150,540		$166,458	$260,646
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25%		0.25%	0.25%
Net investment income	2.14%	2.47%	2.33%		2.34%	2.82%
Portfolio turnover rate(e)	7%	5%	5%		4%	4%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Build America Bond Portfolio (BAB)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$29.77	$27.90	$30.19	$28.16	$26.13
Net investment income(a)	1.37	1.40	1.42	1.45	1.49
Net realized and unrealized gain (loss) on investments	(0.71)	1.87	(2.29)	2.06	2.03
Total from investment operations	0.66	3.27	(0.87)	3.51	3.52
Distributions to shareholders from:
Net investment income	(1.37)	(1.40)	(1.42)	(1.48)	(1.49)
Return of capital	—	—	—	—	(0.00	)(b)
Total distributions	(1.37)	(1.40)	(1.42)	(1.48)	(1.49)
Transaction fees(a)	0.05	—	—	—	—
Net asset value at end of year	$29.11	$29.77	$27.90	$30.19	$28.16
Market price at end of year(c)	$29.17	$29.76	$27.79	$30.16	$28.18
Net Asset Value Total Return(d)	2.40%	12.03%	(3.00)%	12.74%	14.10%
Market Price Total Return(d)	2.65%	12.44%	(3.28)%	12.54%	14.04%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$676,840	$695,156	$683,643	$1,070,328	$664,596
Ratio to average net assets of:
Expenses, after Waivers	0.28%	0.27%	0.28%	0.28%	0.28%
Expenses, prior to Waivers	0.28%	0 .28%	0.28%	0.31%	0.35%
Net investment income, after Waivers	4.59%	4.86%	4.80%	4.92%	5.68%
Portfolio turnover rate(e)	9%	7%	5%	2%	15%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

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PowerShares California AMT-Free Municipal Bond Portfolio (PWZ)

	Year Ended October 31,
	2015		2014	2013		2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$25.45		$23.50	$25.34		$23.80	$24.24
Net investment income(a)	0.82		0.97	0.91		0.99	1.03
Net realized and unrealized gain (loss) on investments	(0.06)		1.91	(1.84)		1.54	(0.40)
Total from investment operations	0.76		2.88	(0.93)		2.53	0.63
Distributions to shareholders from:
Net investment income	(0.83)		(0.97)	(0.91)		(0.99)	(1.07)
Return of capital	(0.00	)(b)	(0.02)	(0.00	)(b)	—	—
Total distributions	(0.83)		(0.99)	(0.91)		(0.99)	(1.07)
Transaction fees(a)	0.05		0.06	—		—	—
Net asset value at end of year	$25.43		$25.45	$23.50		$25.34	$23.80
Market price at end of year(c)	$25.50		$25.61	$23.42		$25.34	$23.80
Net Asset Value Total Return(d)	3.25%		12.75%	(3.74)%		10.83%	2.90%
Market Price Total Return(d)	2.87%		13.84%	(4.06)%		10.83%	2.90%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$109,369		$66,169	$61,108		$63,338	$36,884
Ratio to average net assets of:
Expenses, after Waivers	0.28%		0.26%	0.30%		0.28%	0.28%
Expenses, prior to Waivers	0.28%		0.26%	0.30%		0.31%	0.35%
Net investment income, after Waivers	3.23%		3.95%	3.70%		3.98%	4.52%
Portfolio turnover rate(e)	3%		28%	1%		6%	33%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended October 31, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares CEF Income Composite Portfolio (PCEF)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$24.41	$24.40	$25.47	$23.84	$26.16
Net investment income(a)	1.53	1.36	1.21	1.40	1.27
Net realized and unrealized gain (loss) on investments	(2.07)	0.58	(0.31)	4.28	(1.57)
Total from investment operations	(0.54)	1.94	0.90	5.68	(0.30)
Distributions to shareholders from:
Net investment income	(1.49)	(1.75)	(1.49)	(3.83)	(1.39)
Net realized gains	—	(0.18)	—	—	—
Return of capital	(0.47)	—	(0.48)	(0.22)	(0.63)
Total distributions	(1.96)	(1.93)	(1.97)	(4.05)	(2.02)
Net asset value at end of year	$21.91	$24.41	$24.40	$25.47	$23.84
Market price at end of year(b)	$21.85	$24.42	$24.40	$25.52	$23.86
Net Asset Value Total Return(c)	(2.31)%	8.23%	3.64%	16.20%	(1.26)%
Market Price Total Return(c)	(2.62)%	8.27%	3.43%	16.32%	(1.26)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$628,684	$619,913	$469,789	$369,266	$244,408
Ratio to average net assets of:
Expenses(d)	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	6.61%	5.54%	4.82%	5.67%	5.04%
Portfolio turnover rate(e)	20%	19%	33%	22%	32%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

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PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)

	Year Ended October 31,					For the Period September 22, 2011(a) Through October 31, 2011
	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of period	$25.03	$25.23	$24.42	$23.57		$24.42
Net investment income(b)	0.77	0.81	0.82	0.77		0.09
Net realized and unrealized gain (loss) on investments	(1.09)	(0.34)	0.59	0.77		(0.94)
Total from investment operations	(0.32)	0.47	1.41	1.54		(0.85)
Distributions to shareholders from:
Net investment income	(0.17)	(0.69)	(0.82)	(0.81)		—
Return of capital	(0.60)	(0.11)	—	(0.02)		—
Total distributions	(0.77)	(0.80)	(0.82)	(0.83)		—
Transaction fees(b)	0.14	0.13	0.22	0.14		—
Net asset value at end of period	$24.08	$25.03	$25.23	$24.42		$23.57
Market price at end of period(c)	$23.97	$24.88	$25.41	$24.57		$23.72
Net Asset Value Total Return(d)	(0.71)%	2.45%	6.77%	7.26%		(3.48	)%(e)
Market Price Total Return(d)	(0.56)%	1.12%	6.85%	7.21%		(2.87	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$81,865	$166,451	$107,213	$17,093		$3,536
Ratio to average net assets of:
Expenses	0.45%	0.45%	0.45%	0.45	%(g)	0.45	%(f)
Net investment income	3.16%	3.24%	3.30%	3.21%		3.46	%(f)
Portfolio turnover rate(h)	26%	34%	25%	12%		0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 23, 2011, the first day of trading on the exchange) to October 31, 2011 was (1.38)%. The market price total return from Fund Inception to October 31, 2011, was (4.51)%.

(f)	Annualized.
(g)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$29.03	$27.93	$31.00	$27.42	$28.25
Net investment income(a)	1.48	1.28	1.30	1.44	1.42
Net realized and unrealized gain (loss) on investments	(0.97)	1.10	(3.08)	3.60	(0.76)
Total from investment operations	0.51	2.38	(1.78)	5.04	0.66
Distributions to shareholders from:
Net investment income	(1.46)	(1.28)	(1.29)	(1.46)	(1.43)
Return of capital	—	—	—	—	(0.06)
Total distributions	(1.46)	(1.28)	(1.29)	(1.46)	(1.49)
Net asset value at end of year	$28.08	$29.03	$27.93	$31.00	$27.42
Market price at end of year(b)	$28.02	$29.08	$27.92	$31.11	$27.45
Net Asset Value Total Return(c)	1.87%	8.77%	(5.85)%	19.02%	2.60%
Market Price Total Return(c)	1.49%	9.00%	(6.22)%	19.30%	2.60%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,653,385	$2,429,411	$2,008,276	$2,808,786	$1,319,124
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	5.25%	4.52%	4.37%	5.03%	5.28%
Portfolio turnover rate(d)	27%	14%	9%	4%	4%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

104

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)

	Year Ended October 31,
	2015	2014		2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$19.24	$19.24		$19.19	$18.22	$18.49
Net investment income(a)	0.81	0.85		0.90	0.98	1.03
Net realized and unrealized gain (loss) on investments	(0.98)	(0.00	)(b)	0.05	0.97	(0.16)
Total from investment operations	(0.17)	0.85		0.95	1.95	0.87
Distributions to shareholders from:
Net investment income	(0.82)	(0.85)		(0.90)	(0.98)	(1.07)
Return of capital	—	—		—	—	(0.07)
Total distributions	(0.82)	(0.85)		(0.90)	(0.98)	(1.14)
Net asset value at end of year	$18.25	$19.24		$19.24	$19.19	$18.22
Market price at end of year(c)	$18.23	$19.19		$19.26	$19.17	$18.21
Net Asset Value Total Return(d)	(0.90)%	4.49%		5.06%	11.02%	4.85%
Market Price Total Return(d)	(0.75)%	4.12%		5.29%	10.95%	4.72%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$666,301	$565,770		$621,429	$838,586	$566,731
Ratio to average net assets of:
Expenses	0.50%	0.50%		0.50%	0.50%	0.50%
Net investment income	4.34%	4.37%		4.66%	5.26%	5.63%
Portfolio turnover rate(e)	16%	20%		23%	21%	27%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

	Year Ended October 31,				For the Period September 12, 2011(a) Through October 31, 2011
	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of period	$25.45	$25.13	$25.83	$24.79	$24.85
Net investment income(b)	0.62	0.62	0.54	0.56	0.07
Net realized and unrealized gain (loss) on investments	(0.19)	0.31	(0.69)	1.11	(0.13)
Total from investment operations	0.43	0.93	(0.15)	1.67	(0.06)
Distributions to shareholders from:
Net investment income	(0.64)	(0.60)	(0.55)	(0.63)	—
Net realized gains	—	(0.01)	—	—	—
Total distributions	(0.64)	(0.61)	(0.55)	(0.63)	—
Net asset value at end of period	$25.24	$25.45	$25.13	$25.83	$24.79
Market price at end of period(c)	$25.27	$25.47	$25.12	$25.85	$25.25
Net Asset Value Total Return(d)	1.69%	3.75%	(0.57)%	6.85%	(0.24	)%(e)
Market Price Total Return(d)	1.72%	3.88%	(0.68)%	4.97%	1.61	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$34,067	$30,538	$33,925	$30,994	$4,958
Ratio to average net assets of:
Expenses	0.22%	0.22%	0.22%	0.22%	0.22	%(f)
Net investment income	2.45%	2.43%	2.15%	2.23%	2.39	%(f)
Portfolio turnover rate(g)	16%	9%	20%	1%	1%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 15, 2011, the first day of trading on the exchange) to October 31, 2011 was 0.40%. The market price total return from Fund Inception to October 31, 2011 was 2.43%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

105

PowerShares Global Short Term High Yield Bond Portfolio (PGHY)

	Year Ended October 31,		For the Period June 17, 2013(a) Through October 31, 2013
	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$24.12	$24.84	$24.70
Net investment income(b)	1.04	0.99	0.34
Net realized and unrealized gain (loss) on investments	(0.62)	(0.67)	0.10
Total from investment operations	0.42	0.32	0.44
Distributions to shareholders from:
Net investment income	(1.03)	(1.00)	(0.30)
Return of capital	(0.01)	(0.04)	—
Total distributions	(1.04)	(1.04)	(0.30)
Net asset value at end of period	$23.50	$24.12	$24.84
Market price at end of period(c)	$23.37	$24.04	$25.06
Net Asset Value Total Return(d)	1.83%	1.27%	1.78	%(e)
Market Price Total Return(d)	1.61%	0.04%	2.67	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$27,029	$37,389	$14,903
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35	%(f)
Net investment income	4.43%	4.03%	3.71	%(f)
Portfolio turnover rate(g)	50%	29%	4%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (June 20, 2013, the first day of trading on the exchange) to October 31, 2013 was 2.82%. The market price total return from Fund Inception to October 31, 2013 was 4.02%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares International Corporate Bond Portfolio (PICB)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$28.77	$29.50	$28.94	$27.92	$28.29
Net investment income(a)	0.62	0.77	0.86	0.93	0.95
Net realized and unrealized gain (loss) on investments	(2.82)	(0.75)	0.49	0.99	(0.29)
Total from investment operations	(2.20)	0.02	1.35	1.92	0.66
Distributions to shareholders from:
Net investment income	(0.03)	(0.74)	(0.69)	(0.89)	(0.87)
Net realized gains	—	(0.03)	—	—	—
Return of capital	(0.59)	—	(0.13)	(0.04)	(0.16)
Total distributions	(0.62)	(0.77)	(0.82)	(0.93)	(1.03)
Transaction fees(a)	0.00 (b)	0.02	0.03	0.03	—
Net asset value at end of year	$25.95	$28.77	$29.50	$28.94	$27.92
Market price at end of year(c)	$25.89	$28.77	$29.55	$29.07	$27.67
Net Asset Value Total Return(d)	(7.73)%	0.09%	4.88%	7.28%	2.45%
Market Price Total Return(d)	(7.94)%	(0.08)%	4.59%	8.72%	1.04%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$189,454	$263,233	$156,336	$131,675	$79,559
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	2.29%	2.57%	2.99%	3.39%	3.48%
Portfolio turnover rate(e)	13%	17%	27%	12%	12%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

106

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI)

	Year Ended October 31, 2015	For the Period September 8, 2014(a) Through October 31, 2014
Per Share Operating Performance:
Net asset value at beginning of period	$25.03	$25.07
Net investment income(b)	0.32	0.03
Net realized and unrealized gain (loss) on investments	0.05	(0.04)
Total from investment operations	0.37	(0.01)
Distribution to shareholders from:
Net investment income	(0.32)	(0.03)
Net asset value at end of period	$25.08	$25.03
Market price at end of period(c)	$25.16	$25.04
Net Asset Value Total Return(d)	1.48%	(0.06	)%(e)
Market Price Total Return(d)	1.76%	(0.02	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$6,270	$6,256
Ratio to average net assets of:
Expenses	0.22%	0.22	%(f)
Net investment income	1.26%	0.96	%(f)
Portfolio turnover rate(g)	9%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 10, 2014, the first day trading on the exchange) to October 31, 2014 was 0.22%. The market price total return from Fund Inception to October 31, 2014 was 0.26%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares National AMT-Free Municipal Bond Portfolio (PZA)

	Year Ended October 31,
	2015		2014	2013		2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$25.17		$23.28	$25.74		$23.97	$24.28
Net investment income(a)	0.92		1.00	0.98		1.05	1.08
Net realized and unrealized gain (loss) on investments	(0.09)		1.87	(2.46)		1.78	(0.28)
Total from investment operations	0.83		2.87	(1.48)		2.83	0.80
Distributions to shareholders from:
Net investment income	(0.92)		(1.01)	(0.98)		(1.06)	(1.11)
Return of capital	(0.00	)(b)	(0.01)	(0.00	)(b)	—	—
Total distributions	(0.92)		(1.02)	(0.98)		(1.06)	(1.11)
Transaction fees(a)	0.02		0.04	—		—	—
Net asset value at end of year	$25.10		$25.17	$23.28		$25.74	$23.97
Market price at end of year(c)	$25.15		$25.25	$23.23		$25.79	$23.98
Net Asset Value Total Return(d)	3.45%		12.77%	(5.90)%		12.02%	3.63%
Market Price Total Return(d)	3.32%		13.35%	(6.27)%		12.18%	3.63%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$897,395		$739,986	$564,598		$933,177	$535,671
Ratio to average net assets of:
Expenses, after Waivers	0.28%		0.28%	0.28%		0.28%	0.28%
Expenses, prior to Waivers	0.28%		0.28%	0.28%		0.31%	0.35%
Net investment income, after Waivers	3.64%		4.13%	3.93%		4.18%	4.72%
Portfolio turnover rate(e)	4%		15%	12%		15%	17%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended October 31, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

107

PowerShares New York AMT-Free Municipal Bond Portfolio (PZT)

	Year Ended October 31,
	2015		2014	2013		2012		2011
Per Share Operating Performance:
Net asset value at beginning of year	$24.33		$22.37	$24.82		$23.49		$23.83
Net investment income(a)	0.83		0.92	0.92		0.98		1.00
Net realized and unrealized gain (loss) on investments	(0.19)		1.96	(2.45)		1.33		(0.30)
Total from investment operations	0.64		2.88	(1.53)		2.31		0.70
Distributions to shareholders from:
Net investment income	(0.83)		(0.91)	(0.92)		(0.98)		(1.04)
Return of capital	(0.00	)(b)	(0.01)	(0.00	)(b)	(0.00	)(b)	—
Total distributions	(0.83)		(0.92)	(0.92)		(0.98)		(1.04)
Net asset value at end of year	$24.14		$24.33	$22.37		$24.82		$23.49
Market price at end of year(c)	$24.05		$24.22	$22.28		$24.86		$23.45
Net Asset Value Total Return(d)	2.68%		13.16%	(6.32)%		10.02%		3.24%
Market Price Total Return(d)	2.77%		13.11%	(6.83)%		10.38%		3.07%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$50,692		$47,450	$49,204		$71,983		$37,584
Ratio to average net assets of:
Expenses, after Waivers	0.28%		0.26%	0.30%		0.28%		0.28%
Expenses, prior to Waivers	0.28%		0.26%	0.31%		0.31%		0.35%
Net investment income, after Waivers	3.42%		3.92%	3.84%		4.02%		4.41%
Portfolio turnover rate(e)	18%		18%	20%		0%		37%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended October 31, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares Preferred Portfolio (PGX)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$14.57	$13.78	$14.82	$13.96	$14.28
Net investment income(a)	0.87	0.88	0.91	0.94	0.95
Net realized and unrealized gain (loss) on investments	0.21	0.79	(1.03)	0.86	(0.32)
Total from investment operations	1.08	1.67	(0.12)	1.80	0.63
Distributions to shareholders from:
Net investment income	(0.87)	(0.88)	(0.92)	(0.94)	(0.95)
Net asset value at end of year	$14.78	$14.57	$13.78	$14.82	$13.96
Market price at end of year(b)	$14.80	$14.62	$13.79	$14.84	$14.00
Net Asset Value Total Return(c)	7.66%	12.51%	(0.88)%	13.37%	4.53%
Market Price Total Return(c)	7.43%	12.81%	(0.95)%	13.18%	4.75%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$3,117,091	$2,264,758	$2,107,031	$2,081,189	$1,395,458
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	5.95%	6.21%	6.27%	6.52%	6.70%
Portfolio turnover rate(d)	12%	13%	29%	29%	30%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

108

PowerShares Senior Loan Portfolio (BKLN)

	Year Ended October 31,								For the Period March 1, 2011(a) Through October 31, 2011
	2015		2014		2013		2012
Per Share Operating Performance:
Net asset value at beginning of period	$24.43		$24.78		$24.76		$24.05		$25.00
Net investment income(b)	0.92		1.00		1.06		1.21		0.69
Net realized and unrealized gain (loss) on investments	(1.39)		(0.36)		0.04		0.58		(1.05)
Total from investment operations	(0.47)		0.64		1.10		1.79		(0.36)
Distributions to shareholders from:
Net investment income	(0.92)		(1.00)		(1.10)		(1.22)		(0.59)
Return of capital	(0.00	)(c)	(0.00	)(c)	(0.02)		(0.00	)(c)	—
Total distributions	(0.92)		(1.00)		(1.12)		(1.22)		(0.59)
Transaction fees(b)	0.01		0.01		0.04		0.14		—
Net asset value at end of period	$23.05		$24.43		$24.78		$24.76		$24.05
Market price at end of period(d)	$23.01		$24.37		$24.83		$24.83		$24.02
Net Asset Value Total Return(e)	(1.96)%		2.66%		4.70%		8.26%		(1.44	)%(f)
Market Price Total Return(e)	(1.89)%		2.21%		4.61%		8.67%		(1.57	)%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$4,808,978		$6,270,919		$6,064,711		$1,195,811		$165,937
Ratio to average net assets of:
Expenses, after Waivers	0.65	%(g)	0.64%		0.65	%(g)	0.65	%(g)	0.65	%(g)(h)
Expenses, prior to Waivers	0.65	%(g)	0.65%		0.65	%(g)	0.67	%(g)	0.75	%(g)(h)
Net investment income, after Waivers and Interest Expenses	3.82%		4.03%		4.30%		5.00%		4.30	%(h)
Portfolio turnover rate(i)	43%		61%		47%		49%		49%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (March 3, 2011, the first day of trading on the exchange) to October 31, 2011 was (1.16)%. The market price total return from Fund Inception to October 31, 2011 was (1.84)%.

(g)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(h)	Annualized.
(i)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

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PowerShares Variable Rate Preferred Portfolio (VRP)

	Year Ended October 31, 2015	For the Period April 28, 2014(a) Through October 31, 2014
Per Share Operating Performance:
Net asset value at beginning of period	$24.85	$24.87
Net investment income(b)	1.20	0.60
Net realized and unrealized gain (loss) on investments	(0.47)	(0.08)
Total from investment operations	0.73	0.52
Distributions to shareholders from:
Net investment income	(1.20)	(0.51)
Return of capital	(0.02)	(0.03)
Total distributions	(1.22)	(0.54)
Net asset value at end of period	$24.36	$24.85
Market price at end of period(c)	$24.40	$24.92
Net Asset Value Total Return(d)	2.99%	2.09	%(e)
Market Price Total Return(d)	2.85%	2.38	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$397,065	$91,950
Ratio to average net assets of:
Expenses	0.50%	0.50	%(f)
Net investment income	4.88%	4.79	%(f)
Portfolio turnover rate(g)	5%	6%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (May 1, 2014, the first day of trading on the exchange) to October 31, 2014 was 1.93%. The market price total return from Fund Inception to October 31, 2014 was 2.01%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

	Year Ended October 31,
	2015		2014		2013		2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$24.96		$24.99		$25.00		$25.00	$25.00
Net investment income (loss)(a)	(0.03)		(0.02)		0.01		0.06	0.14
Net realized and unrealized gain (loss) on investments	—		(0.01)		(0.01)		—	—
Total from investment operations	(0.03)		(0.03)		—		0.06	0.14
Distributions to shareholders from:
Net investment income	—		—		(0.01)		(0.06)	(0.14)
Return of capital	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	—	—
Total distributions	(0.00	)(b)	(0.00	)(b)	(0.01)		(0.06)	(0.14)
Net asset value at end of year	$24.93		$24.96		$24.99		$25.00	$25.00
Market price at end of year(c)	$24.93		$24.97		$24.99		$24.99	$25.00
Net Asset Value Total Return(d)	(0.12)%		(0.12)%		(0.00	)%(e)	0.23%	0.55%
Market Price Total Return(d)	(0.16)%		(0.08)%		0.04%		0.18%	0.55%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$81,010		$118,580		$193,700		$317,449	$427,502
Ratio to average net assets of:
Expenses	0.25%		0.25%		0.25%		0.25%	0.25%
Net investment income (loss)	(0.15)%		(0.11)%		0.03%		0.22%	0.57%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Amount represents less than 0.005%.

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Index Providers

No entity that creates, compiles, sponsors or maintains an Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of a Fund.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Indexes.

Bloomberg. Bloomberg is the Index Provider for the Underlying Index of the PowerShares VRDO Tax-Free Weekly Portfolio. Bloomberg is not affiliated with the Trust, the Adviser or the Distributor. The Bloomberg US Municipal AMT-Free Weekly VRDO Index is a trademark of Bloomberg and has been licensed for use for certain purposes by the Adviser. The Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with the Adviser.

BofA Merrill Lynch. Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch”) is the Index Provider for the Underlying Index of each of PowerShares Build America Bond Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio and PowerShares Preferred Portfolio. BofA Merrill Lynch is not affiliated with the Trust, the Adviser or the Distributor. The BofA Merrill Lynch Build America Bond Index, The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index, The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index, The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index and The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index are each a service mark of BofA Merrill Lynch and have been licensed for use for certain purposes by the Adviser. Each of those Funds is entitled to use its respective Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Citigroup Index LLC. Citigroup Index LLC is the Index Provider for the Underlying Index of PowerShares Chinese Yuan Dim Sum Bond Portfolio. Citigroup Index LLC is not affiliated with the Trust, the Adviser or the Distributor. CITI is a registered trademark and service mark of Citigroup Inc. or its affiliates, is used and registered throughout the world, and is used under license for certain purposes by the Adviser. Each of those Funds is entitled to use its respective Underlying Index pursuant to a sub-licensing agreement with the Adviser.

DB. Deutsche Bank Securities Inc. (“DB”) is the Index Provider for the Underlying Index of each of PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio. DB is not affiliated with the Trust, the Adviser or the Distributor. Each of the DBIQ Emerging Markets USD Liquid Balanced Index and DB Global Short Maturity High Yield Bond Index is a trademark of DB and has been licensed for use for certain purposes by the Adviser. PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio are entitled to use their respective Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Nasdaq, Inc. Nasdaq, Inc. is the Index Provider for the Underlying Index of each of PowerShares 1-30 Laddered Treasury Portfolio and PowerShares LadderRite 0-5 Year Corporate Bond Portfolio. Nasdaq, Inc. is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with Nasdaq, Inc. to use each Underlying Index. PowerShares 1-30 Laddered Treasury Portfolio and PowerShares LadderRite 0-5 Year Corporate Bond Portfolio are entitled to use its Underlying Index pursuant to the sub-licensing arrangement with the Adviser.

NYSE Arca. NYSE Arca serves as the calculation agent for the Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index. NYSE Arca develops, calculates and maintains its own proprietary indices and serves as the calculation agent for third party indices. NYSE Arca publishes index values to market data vendors use the NYSE Euronext Global Index Fund (GIF). The more than 200 index values that NYSE Arca currently calculates are used as benchmarks, or to support the trading of exchange traded funds, index options and other structured products listed on NYSE Arca. NYSE Arca announces index changes (additions, deletions, share changes, price adjustments, rebalances, etc.) as early as practicable prior to the effectiveness of the change or scheduled event. Such announcements currently are available on the Indexes Daily List at www.nyxdata.com.

Research Affiliates. Research AffiliatesTM is the Index Provider for the Underlying Index of each of PowerShares Fundamental High Yield® Corporate Bond Portfolio and PowerShares Fundamental Investment Grade Corporate Bond Portfolio. Research AffiliatesTM is not affiliated with the Trust, the Adviser or the Distributor. The RAFITM Bonds US High Yield 1-10 Index and the RAFITM Bonds US Investment Grade 1-10 Index are trademarks of Research AffiliatesTM and each has been licensed for use for certain purposes by the Adviser. Each of those Funds is entitled to use its respective Underlying Index pursuant to a sub-licensing agreement with the Adviser.

S-Net. S-Network Global Indexes, LLC (“S-NET”) is the Index Provider for the Underlying Index of PowerShares CEF Income Composite Portfolio. S-NET is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the S-NET to use the S-Network Composite Closed-End Fund IndexSM. The Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with the Adviser.

S&P DJI. S&P Dow Jones Indices LLC (“S&P DJI”) is the Index Provider for the Underlying Index of each of PowerShares International Corporate Bond Portfolio and PowerShares Senior Loan Portfolio. S&P DJI is not affiliated with the Trust, the Adviser or the Distributor. The S&P International Corporate Bond Index® and the S&P/LSTA U.S. Leveraged Loan 100 Index are trademarks of S&P DJI or its licensors and have been licensed for use for certain purposes by the Adviser. Each of PowerShares International Corporate Bond Portfolio and PowerShares Senior Loan Portfolio is entitled to use its respective Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Wells Fargo Securities, LLC. Wells Fargo Securities, LLC (together with Wells Fargo & Company, “Wells Fargo”) is the Index Provider

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for the Underlying Index of PowerShares Variable Rate Preferred Portfolio. Wells Fargo is not affiliated with the Trust, the Adviser or the Distributor. The Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index is a service mark of Wells Fargo & Company and has been licensed for use by the Adviser. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Set forth below is a list of each Fund and its Underlying Index:

Fund	Underlying Index
PowerShares 1-30 Laddered Treasury Portfolio	Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index
PowerShares Build America Bond Portfolio	The BofA Merrill Lynch Build America Bond Index
PowerShares CEF Income Composite Portfolio	S-Network Composite Closed-End Fund IndexSM
PowerShares Chinese Yuan Dim Sum Bond Portfolio	Citi Custom Dim Sum (Offshore CNY) Bond Index
PowerShares Emerging Markets Sovereign Debt Portfolio	DBIQ Emerging Market USD Liquid Balanced Index
PowerShares Fundamental High Yield® Corporate Bond Portfolio	RAFITM Bonds US High Yield 1-10 Index
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	RAFITM Bonds US Investment Grade 1-10 Index
PowerShares Global Short Term High Yield Bond Portfolio	DB Global Short Maturity High Yield Bond Index
PowerShares California AMT-Free Municipal Bond Portfolio	The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index
PowerShares National AMT-Free Municipal Bond Portfolio	The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index
PowerShares New York AMT-Free Municipal Bond Portfolio	The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index
PowerShares International Corporate Bond Portfolio	S&P International Corporate Bond Index®
PowerShares LadderRite 0-5 Year Corporate Bond Portfolio	NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index
PowerShares Preferred Portfolio	The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index
PowerShares Senior Loan Portfolio	S&P/LSTA U.S. Leveraged Loan 100 Index
PowerShares Variable Rate Preferred Portfolio	Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index
PowerShares VRDO Tax-Free Weekly Portfolio	Bloomberg US Municipal AMT-Free Weekly VRDO Index

Disclaimers

Bloomberg. The Bloomberg US Municipal AMT-Free Weekly VRDO Index is a trademark and service mark of Bloomberg and has been licensed for use by the Adviser. Bloomberg is not affiliated with the Adviser or the PowerShares VRDO Tax-Free Weekly Portfolio.

BLOOMBERG AND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, RELATING TO THE BLOOMBERG US

MUNICIPAL AMT-FREE WEEKLY VRDO INDEX, ANY DATA RELATED THERETO, THE POWERSHARES VRDO TAX-FREE WEEKLY PORTFOLIO OR THE ADVISER’S TRADEMARKS, OR THE RESULTS TO BE ATTAINED BY THE ADVISER OR OTHERS FROM THE USE OF THE UNDERLYING INDEX, ANY DATA RELATED THERETO, THE POWERSHARES VRDO TAX-FREE WEEKLY PORTFOLIO OR THE ADVISER’S TRADEMARKS, INCLUDING, BUT NOT LIMITED TO, EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

NEITHER BLOOMBERG NOR ITS AFFILIATES: (I) APPROVE, ENDORSE, REVIEW OR RECOMMEND THE ADVISER OR THE POWERSHARES VRDO TAX-FREE WEEKLY PORTFOLIO, (II) GUARANTEE THE CORRECTNESS OR COMPLETENESS OF THE BLOOMBERG US MUNICIPAL AMT-FREE WEEKLY VRDO INDEX OR OTHER INFORMATION FURNISHED IN CONNECTION WITH THE BLOOMBERG US MUNICIPAL AMT-FREE WEEKLY VRDO INDEX, (III) WARRANT, EXPRESSLY OR IMPLIEDLY, THE RESULTS TO BE OBTAINED BY THE ADVISER, THE ADVISER’S CUSTOMERS, OWNERS OF THE POWERSHARES VRDO TAX-FREE WEEKLY PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG US MUNICIPAL AMT-FREE WEEKLY VRDO INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG, ITS AFFILIATES, AND THEIR RESPECTIVE EMPLOYEES, SUBCONTRACTORS, AGENTS, SUPPLIERS AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY, CONTINGENT OR OTHERWISE, FOR ANY INJURY OR DAMAGES ARISING OUT OF ANY ERRORS, INACCURACIES, OMISSIONS OR ANY OTHER FAILURE IN CONNECTION WITH BLOOMBERG US MUNICIPAL AMT-FREE WEEKLY VRDO INDEX OR POWERSHARES VRDO TAX-FREE WEEKLY PORTFOLIO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BLOOMBERG AND ITS AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) ARISING OUT OF MATTERS RELATING TO THE USE OF THE UNDERLYING INDEXES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

THE ADVISER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN, AND THE ADVISER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS RESTATEMENTS, RE-CALCULATIONS, OR INTERRUPTIONS THEREIN. THE ADVISER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUNDS, OWNERS OF THE SHARES OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. THE ADVISER MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE ADVISER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) ARISING OUT OF MATTERS RELATING TO THE USE OF THE UNDERLYING INDEXES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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BofA Merrill Lynch. “BofA Merrill Lynch” and “The BofA Merrill Lynch Build America Bond IndexSM “, “The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities IndexSM”, “The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities IndexSM”, “The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities IndexSM” and “The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities IndexSM “ (together, the “BofA Merrill Lynch Indexes”) are reprinted with permission. © Copyright 2012 Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch”). All rights reserved. The Funds are not issued, sponsored, endorsed or promoted by BofA Merrill Lynch, any affiliate of BofA Merrill Lynch or any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes. The BofA Merrill Lynch Indexes are the exclusive property of BofA Merrill Lynch and/or its affiliates. “BofA Merrill Lynch” and “The BofA Merrill Lynch Build America Bond IndexSM”, “The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities IndexSM “, “The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities IndexSM”, “The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities IndexSM” and “The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities IndexSM” are service marks of BofA Merrill Lynch and/or its affiliates and have been licensed for use for certain purposes by the Adviser on behalf of the Funds. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes makes any representation or warranty, express or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the BofA Merrill Lynch Indexes to track the corresponding market performance. BofA Merrill Lynch is the licensor of certain trademarks, trade names and service marks of BofA Merrill Lynch and/or its affiliates and of the BofA Merrill Lynch Indexes, which are determined, composed and calculated by BofA Merrill Lynch and/or its affiliates without regard to the Adviser, the Funds or the shareholders of the Funds. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes has any obligation to take the needs of the Adviser, the Funds or the shareholders of the Funds into consideration in determining, composing or calculating the BofA Merrill Lynch Indexes. None of BofA Merrill Lynch or any of its affiliates has the obligation to continue to provide the BofA Merrill Lynch Indexes to the Adviser or the Funds beyond the applicable license term. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes is responsible for or has participated in the determination of the timing, pricing, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are to be redeemable for cash. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes has any obligation or liability in connection with the administration, marketing or trading of the Funds. BofA Merrill Lynch and its affiliates do not provide investment advice to the Adviser or the Funds and are not responsible for the performance of the Funds.

NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH INDEXES WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE BOFA MERRILL LYNCH INDEXES OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH INDEXES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY POWERSHARES, THE FUNDS, SHAREHOLDERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BOFA MERRILL LYNCH INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH INDEXES MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BOFA MERRILL LYNCH INDEXES OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH INDEXES HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN BOFA MERRILL LYNCH AND POWERSHARES.

No purchaser, seller or holder of a security, or any other person or entity, should use or refer to any BofA Merrill Lynch trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting BofA Merrill Lynch to determine whether BofA Merrill Lynch’s permission is required. Under no circumstances may any person or entity claim any affiliation with BofA Merrill Lynch without the written permission of BofA Merrill Lynch.

Citi Index. PowerShares Chinese Yuan Dim Sum Bond Portfolio is not sponsored, endorsed, sold or promoted by Citigroup Index LLC (“Citi Index”) or any of its affiliates. Citi Index makes no representation or warranty, express or implied, to the owners or prospective owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Citi Custom Dim Sum (Offshore CNY) Bond Index or the ability of the Citi Custom Dim Sum (Offshore CNY) Bond Index to track general bond market performance. Citi Index’s only relationship to the Adviser is the licensing of certain information, data, trademarks and trade names of Citigroup. The Citi Custom Dim Sum (Offshore CNY)

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Bond Index is determined, composed and calculated by Citi Index without regard to the Adviser or the Fund. Citi Index has no obligation to take the needs of the Adviser or the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Citi Custom Dim Sum (Offshore CNY) Bond Index. Citi Index is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. Citi Index has no obligation or liability in connection with the administration, marketing or trading of the Fund.

CITI INDEX DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE CITI CUSTOM DIM SUM (OFFSHORE CNY) BOND INDEX OR ANY DATA INCLUDED THEREIN, OR FOR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO, AND CITI INDEX SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. CITI INDEX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OR PROSPECTIVE OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CITI CUSTOM DIM SUM (OFFSHORE CNY) BOND INDEX OR ANY DATA INCLUDED THEREIN. CITI INDEX MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CITI CUSTOM DIM SUM (OFFSHORE CNY) BOND INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL CITI INDEX HAVE ANY LIABILITY FOR ANY DIRECT, SPECIAL, PUNITIVE, INDIRECT, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Deutsche Bank Securities Inc. PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio are not sponsored, endorsed, sold or promoted by DB, its affiliates (including its parent Deutsche Bank AG), or its third party licensors.

DB makes no representation or warranty, express or implied, to the owners of Shares of PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio or any member of the public regarding the advisability of investing in securities generally or in Shares of PowerShares Emerging Markets Sovereign Debt Portfolio or PowerShares Global Short Term High Yield Bond Portfolio particularly. As the Index Provider for PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio, DB’s only relationship to the Distributor, the Adviser or the Trust is through the licensing of certain trademarks and trade names of DB and Underlying Indexes.

The DBIQ Emerging Market USD Liquid Balanced Index and DB Global Short Maturity High Yield Bond Index are selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares of PowerShares Emerging Markets Sovereign Debt Portfolio or PowerShares Global Short Term High Yield Bond Portfolio, respectively. DB has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares of PowerShares Emerging Markets Sovereign Debt Portfolio or PowerShares Global Short Term High Yield Bond Portfolio into consideration when determining, composing or calculating the DBIQ Emerging Market USD Liquid Balanced Index or DB Global Short Maturity High Yield Bond Index, respectively. DB is not responsible for and has not participated in the determination of the prices and amount of Shares of PowerShares Emerging Markets Sovereign Debt Portfolio or PowerShares Global Short Term High Yield Bond Portfolio or the timing of the issuance or sale of Shares of PowerShares Emerging Markets Sovereign Debt Portfolio or PowerShares Global Short Term High Yield Bond Portfolio or in the determination of any financial calculations relating thereto. DB has no obligation or liability in connection with the administration of the Trusts or marketing of the Shares of PowerShares Emerging Markets Sovereign Debt Portfolio or PowerShares Global Short Term High Yield Bond Portfolio. DB does not guarantee the accuracy, timeliness, and/or the completeness of the DBIQ Emerging Market USD Liquid Balanced Index or DB Global Short Maturity High Yield Bond Index or any data included therein, and DB shall have no liability for any errors, omissions, delays, or interruptions therein. DB makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares of PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio, or any other person or entity, from the use of the DBIQ Emerging Market USD Liquid Balanced Index or DB Global Short Maturity High Yield Bond Index or any data included therein.

DB MAKES NO EXPRESS OR IMPLIED WARRANITES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DBIQ EMERGING MARKET USD LIQUID BALANCED INDEX OR DB GLOBAL SHORT MATURITY HIGH YIELD BOND INDEX, OR ANY DATA INCLUDED THEREIN, OR THE POWERSHARES EMERGING MARKETS SOVEREIGN DEBT PORTFOLIO, POWERSHARES GLOBAL SHORT TERM HIGH YIELD BOND PORTFOLIO, THE TRUST, OR THE SHARES OF POWERSHARES EMERGING MARKETS SOVEREIGN DEBT PORTFOLIO AND POWERSHARES GLOBAL SHORT TERM HIGH YIELD BOND PORTFOLIO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DB HAVE ANY LIABILITY FOR ANY SPECIAL PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE DBIQ EMERGING MARKET USD LIQUID BALANCED INDEX AND DB GLOBAL SHORT MATURITY HIGH YIELD BOND INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DEUTSCHE BANK AG AND THE ADVISER.

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Deutsche Bank®, “DBIQ®, DBIQ Emerging Market USD Liquid Balanced IndexTM and DB Global Short Maturity High Yield Bond IndexTM are marks of Deutsche Bank AG and have been licensed for use for certain purposes by the Adviser.

No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any DB trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting DB to determine whether DB’s permission is required. Under no circumstances may any person or entity claim any affiliation with DB without the written permission of DB.

Nasdaq, Inc. The NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index is a trademark jointly owned by Nasdaq, Inc. and LadderRite Portfolios LLC and has been licensed for use for certain purposes by the Adviser.

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio is not sponsored, endorsed, sold or promoted by Nasdaq, Inc., LadderRite Portfolios LLC or their affiliates (collectively referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the PowerShares LadderRite 0-5 Year Corporate Bond Portfolio. The Corporations make no representation or warranty, express or implied to the owners of the PowerShares LadderRite 0-5 Year Corporate Bond Portfolio or any member of the public regarding the advisability of investing in securities generally or in the PowerShares LadderRite 0-5 Year Corporate Bond Portfolio particularly, or the ability of the Underlying Index to track general stock market performance. The Corporations’ only relationship to the Adviser is in the licensing of the trade/service marks of Nasdaq®, and the NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index, and certain trade names of the Corporations and the use of the NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index, which is determined, composed and calculated by Nasdaq without regard to the Adviser or the PowerShares LadderRite 0-5 Year Corporate Bond Portfolio. Nasdaq has no obligation to take the needs of the Adviser or the owners of the PowerShares LadderRite 0-5 Year Corporate Bond Portfolio into consideration in determining, composing or calculating the NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index. The Corporations are not responsible for, and have not participated in, the determination of the timing of, prices at, or quantities of the PowerShares LadderRite 0-5 Year Corporate Bond Portfolio to be issued or in the determination or calculation of the equation by which the PowerShares LadderRite 0-5 Year Corporate Bond Portfolio is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund. “Nasdaq®” is a registered trademark and is used under license. “LadderRite®” is a registered trademark and is used under license.

PowerShares 1-30 Laddered Treasury Portfolio is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, PowerShares 1-30 Laddered Treasury Portfolio. The Corporations make no representation or warranty, express or implied, to the owners of PowerShares 1-30 Laddered Treasury

Portfolio or any member of the public regarding the advisability of investing in securities generally or in PowerShares 1-30 Laddered Treasury Portfolio particularly, or the ability of the Underlying Index to track general stock market performance. The Corporations’ only relationship to the Adviser is in the licensing of the Nasdaq and the Underlying Index trade/service marks, certain trade names of the Corporations and the use of the Underlying Index, which is determined, composed and calculated by Nasdaq without regard to the Adviser or PowerShares 1-30 Laddered Treasury Portfolio. Nasdaq has no obligation to take the needs of the Licensee or the owners of PowerShares 1-30 Laddered Treasury Portfolio into consideration in determining, composing or calculating Underlying Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of PowerShares 1-30 Laddered Treasury Portfolio to be issued or in the determination or calculation of the equation by which PowerShares 1-30 Laddered Treasury Portfolio is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of PowerShares 1-30 Laddered Treasury Portfolio. “Nasdaq®” is a registered trademark and is used under license.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATIONS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISERS, OWNERS OF THE ABOVE-REFERENCED PORTFOLIOS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGE, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

S-Net. PowerShares CEF Income Composite Portfolio is not sponsored, endorsed, sold or promoted by S-NET. S-NET makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track the performance of the securities market. S-NET’s only relationship to the Adviser is the licensing of certain service marks and trade names of S-NET and of the Underlying Index that is determined, composed and calculated by S-NET without regard to the Adviser or the Fund. S-NET has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S-NET is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. S-NET has no obligation or liability in connection with the administration, marketing or trading of the Fund.

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S-NET DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND S-NET SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NET MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. S-NET MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NET HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Research Affiliates. The trademarks Fundamental IndexTM , RAFITM, Research Affiliates EquityTM and the Research AffiliatesTM trademark and corporate name and all related logos are the exclusive intellectual property of Research Affiliates, LLC and in some cases are registered trademarks in the U.S. and other countries. Various features of the Fundamental IndexTM methodology, including an accounting data-based non-capitalization data processing system and method for creating and weighting an index of securities, are protected by various patents, and patent-pending intellectual property of Research Affiliates, LLC. (See all applicable US Patents, Patent Publications, Patent Pending intellectual property and protected trademarks located at http://www.researchaffiliates.com/Pages/legal.aspx#d, which are fully incorporated herein.) Any use of these trademarks, logos, patented or patent pending methodologies without the prior written permission of Research Affiliates, LLC, is expressly prohibited. Research Affiliates, LLC, reserves the right to take any and all necessary action to preserve all of its rights, title, and interest in and to these marks, patents or pending patents.

Investors should be aware of the risks associated with data sources and quantitative processes used in our investment management process. Errors may exist in data acquired from third party vendors, the construction of model portfolios, and in coding related to the index and portfolio construction process. While Research Affiliates takes steps to identify data and process errors so as to minimize the potential impact of such errors on index and portfolio performance, we cannot guarantee that such errors will not occur.

The RAFITM Bonds US Investment Grade 1-10 Index and RAFITM Bonds US High Yield 1-10 Index are calculated by ALM Research Solutions, LLC in conjunction with Research Affiliates, LLC. All rights and interests in the RAFITM Bonds US Investment Grade 1-10 Index and the RAFITM Bonds US High Yield 1-10 Index vest in Research Affiliates, LLC. All rights in and to the Research Affiliates, LLC Fundamental IndexTM concept used in the calculation of the RAFITM Bonds US Investment Grade 1-10 Index and the RAFITM Bonds US High Yield 1-10 Index vest in Research Affiliates, LLC. The RAFITM Bonds US Investment Grade 1-10 Index and the RAFITM Bonds US High Yield 1-10 Index are not sponsored, endorsed, sold or promoted by ALM Research Solutions, LLC, and
ALM Research Solutions, LLC makes no representation regarding the advisability of investing in such product(s). Neither ALM Research Solutions, LLC nor Research Affiliates, LLC make any warranties, express or implied, to any of their customers nor anyone else regarding the accuracy or completeness of any data related to the RAFITM Bonds US Investment Grade 1-10 Index or the RAFITM Bonds US High Yield 1-10 Index. All information is provided for information purposes only.

Neither ALM Research Solutions, LLC nor Research Affiliates, LLC accept any liability for any errors or any loss arising from the use of information in this publication.

NEITHER THE ADVISER NOR RESEARCH AFFILIATES, LLC GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN, AND NEITHER SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS RESTATEMENTS, RE-CALCULATIONS, OR INTERRUPTIONS THEREIN. NEITHER THE ADVISER NOR RESEARCH AFFILIATES, LLC MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUNDS, OWNERS OF THE SHARES OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER THE ADVISER NOR RESEARCH AFFILIATES, LLC MAKES ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE ADVISER OR RESEARCH AFFILIATES, LLC HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) ARISING OUT OF MATTERS RELATING TO THE USE OF THE UNDERLYING INDEXES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

S&P DJI. The S&P/LSTA U.S. Leveraged Loan 100 Index (the “Index”) is a product of S&P Dow Jones Indices LLC (“S&P DJI”), and has been licensed for use by the Adviser. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”) and LSTA® is a registered trademark of the Loan Syndications and Trading Association, Inc. (“LSTA”). These trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes by the Adviser.

The PowerShares International Corporate Bond Portfolio and PowerShares Senior Loan Portfolio (the “Funds”) are not sponsored, endorsed, sold or promoted by S&P DJI, S&P, LSTA or any of their respective affiliates or third party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in Funds particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices’ only relationship to the Adviser with respect to Funds is the licensing of the Index and the above-referenced trademarks of S&P Dow Jones Indices. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Adviser or the Funds. S&P Dow Jones Indices have

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no obligation to take the needs of the Adviser or the owners of Funds into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Funds or the timing of the issuance or sale of Funds or in the determination or calculation of the equation by which Funds may be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC and its subsidiaries are not investment advisors. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE Funds, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE ADVISER, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Wells Fargo. PowerShares Variable Rate Preferred Portfolio is not sponsored, issued or advised by Wells Fargo. Wells Fargo makes no representation or warranty, express or implied, to Fund investors or any member of the public regarding the performance of the Fund’s Underlying Index or the Fund or the ability of any data supplied by Wells Fargo to track the performance of the securities referenced by the Fund’s Underlying Index. Wells Fargo’s only relationship to the Adviser is the licensing of certain trademarks and trade names of Wells Fargo and of the data supplied by Wells Fargo that is determined, composed and calculated by Wells Fargo without regard to the Fund or its Shares. Wells Fargo has no obligation to take the needs of the Fund into consideration when determining, composing or calculating the data. Wells Fargo has no obligation or liability in connection with the administration, marketing or trading of the Fund.

WELLS FARGO DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE WELLS FARGO® HYBRID AND PREFERRED SECURITIES FLOATING AND VARIABLE RATE INDEX OR ANY DATA INCLUDED THEREIN, AND WELLS FARGO SHALL HAVE NO LIABILITY FOR ANY ERRORS OR OMISSIONS THEREIN. WELLS FARGO MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER AND THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WELLS FARGO DISCLAIMS ALL WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. IN NO EVENT SHALL WELLS FARGO HAVE ANY LIABILITY FOR ANY CONSEQUENTIAL, INCIDENTAL OR SPECIAL DAMAGES OR LOST PROFITS ARISING OUT OF OR IN CONNECTION WITH THE USE OF THE UNDERLYING INDEX OR ANY DATA CONTAINED THEREIN.

NYSE Group, which acts as calculation agent for the Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index, is not affiliated with the Adviser or Wells Fargo and does not approve, endorse, review or recommend the Fund. The Fund is based on the Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index, and the value of the Underlying Index is derived from sources deemed reliable, but NYSE Arca and its suppliers do not guarantee the correctness or completeness of the Underlying Index, its values or other information furnished in connection with the Underlying Index.

NYSE GROUP MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY ANY PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX, TRADING BASED ON THE UNDERLYING INDEX, OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE TRADING OF THE FUND, OR FOR ANY OTHER USE. WELLS FARGO AND NYSE GROUP MAKE NO WARRANTIES, EXPRESS OR IMPLIED, AND HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes even if notified of the possibility of such damages.

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Premium/Discount Information

Information on the daily NAV per Share for each Fund can be found at www.invescopowershares.com. Additionally, information regarding how often the Shares of each Fund traded on NYSE Arca or NASDAQ, as applicable, at a price above (at a premium) or below (at a discount) the NAV of the Fund during the prior calendar year and subsequent quarters, can be found at www.invescopowershares.com.

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies (and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act) in the securities of other investment companies. However, registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into a participant agreement with the Trust on behalf of a Fund prior to exceeding the limits imposed by Section 12(d)(1). Additionally, each Fund is permitted to invest in other registered investment companies beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in another exemptive order that the SEC has issued to the Trust. If a Fund relies on this exemptive relief, however, other investment companies may not invest in that Fund beyond the statutory provisions of Section 12(d)(1).

Continuous Offering

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is available with respect to transactions on a national exchange.

Delivery of Shareholder Documents—Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

For More Information

For more detailed information on the Trust, the Funds and the Shares, you may request a copy of the Trust’s SAI. The SAI provides detailed information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI legally is a part of this Prospectus. Additional information about the Funds’ investments also is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year. If you have questions about the Funds or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report free of charge, or to make Shareholder inquiries, please:

Call:	Invesco Distributors, Inc. at 1.800.983.0903 Monday through Friday
8:00 a.m. to 5:00 p.m. Central Time

Write:	PowerShares Exchange-Traded Fund Trust II
c/o Invesco Distributors, Inc.
11 Greenway Plaza, Suite 1000
Houston, Texas 77046-1173

Visit:	www.invescopowershares.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street N.E., Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet

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site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Funds’ Shares, whether or not participating in this distribution, generally are required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-21977.

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PowerShares Exchange-Traded Fund Trust II		P-PS-PRO-FIX
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
www.invescopowershares.com 800.983.0903	@PowerShares

Prospectus	February 29, 2016

PowerShares Exchange-Traded Fund Trust II

DWTR	PowerShares DWA Tactical Sector Rotation Portfolio	The NASDAQ Stock Market LLC

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

2

DWTR	PowerShares DWA Tactical Sector Rotation Portfolio

Summary Information

Investment Objective

The PowerShares DWA Tactical Sector Rotation Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Sector 4 Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses(2)	0.60%
Total Annual Fund Operating Expenses	0.75%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(2)	“Acquired Fund Fees and Expenses” are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including the PowerShares ETFs (as defined herein). “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year. The actual “Acquired Fund Fees and Expenses” will vary with changes in the allocations of the Fund’s assets. These expenses are based on the total expense ratio of the underlying PowerShares ETFs disclosed in each PowerShares ETF’s most recent shareholder report. Please note that the amount of “Total Annual Fund Operating Expenses” shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$77	$240

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the period from the Fund’s commencement of investment operations (October 7, 2015) through the end of the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

3

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in securities that comprise the Underlying Index. The Fund is a “fund of funds,” meaning that it invests its assets in the shares of other exchange-traded funds (“ETFs”) eligible for inclusion in the Underlying Index, rather than in securities of individual companies. The Fund also may invest in 1 to 6-month U.S. Treasury Bills included in the Underlying Index. The underlying funds included in the Underlying Index are ETFs advised by the Fund’s adviser or its affiliates (the “PowerShares ETFs”). The Fund and the PowerShares ETFs are part of the same group of investment companies.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider” or “Dorsey Wright”) compiles, maintains and calculates the Underlying Index which, at any given time, is composed of up to four PowerShares ETFs from an eligible universe of nine PowerShares ETFs, each of which is designed to seek to track separate sector-specific underlying indexes. Each PowerShares ETF’s underlying index also is compiled and maintained by the Index Provider. The PowerShares ETFs that are eligible for inclusion in the Underlying Index represent the nine macroeconomic sectors of the U.S. equity markets: PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio and PowerShares DWA Utilities Momentum Portfolio.

The Underlying Index seeks to gain exposure to the sectors of the U.S. equity markets that display the strongest relative strength, as evaluated on a monthly basis. “Relative strength” is the measurement of a security’s performance in a given universe as compared to the performance of all other securities in that universe. Therefore, at any given time, the components of the Underlying Index are those PowerShares ETFs that the Index Provider believes offer the greatest potential to outperform each other eligible PowerShares ETF.

Using its proprietary methodology, the Index Provider calculates the relative strength of each economic sector by analyzing the monthly change in prices of securities within each sector in the equity markets, and then ranks each sector by the strongest increase in prices during that period as compared with the other sectors. The Underlying Index is composed of up to four eligible PowerShares ETFs that invest in the representative economic sectors that have the highest relative strength ranking.

The Underlying Index is equal weighted, with each constituent PowerShares ETF representing 25% of its weight. However, during market periods when fewer than four eligible PowerShares ETFs demonstrate sufficient relative strength (that is, when most sectors represented by the PowerShares ETFs are out of favor), the Underlying Index will hold a cash position, represented by 1- to 6-month U.S. Treasury Bills, in an amount equal to the weight of the missing PowerShares ETF(s) (for example, at times when, pursuant to its methodology, the Underlying Index only holds two

PowerShares ETFs, it will invest 50% of its weight in Treasury Bills). During periods when equity securities as a whole are out of favor, the Underlying Index may hold a 100% cash position. The Index Provider evaluates the Underlying Index constituents monthly and Underlying Index changes are transacted using a replacement method (an Underlying Index constituent that represents a sector that has fallen out of favor is replaced by the PowerShares ETF representing a sector demonstrating relative strength), and the Underlying Index is rebalanced only when a position drifts materially from its targeted equal-weight allocation. The Fund generally invests in each constituent PowerShares ETF comprising the Underlying Index in proportion to its weighting in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Fund of Funds Risk. Because it invests primarily in other funds, the Fund’s investment performance largely depends on the investment performance of those underlying PowerShares ETFs. An investment in the Fund is subject to the risks associated with the PowerShares ETFs that comprise the Underlying Index. There is a risk that the Index Provider’s evaluations and assumptions regarding the asset classes represented by the PowerShares ETFs in the Underlying Index at any given time may be incorrect based on actual market conditions. In addition, at times, certain of the segments of the market represented by constituent PowerShares ETFs in the Underlying Index may be out of favor and underperform other segments. The Fund will indirectly pay a proportional share of the expenses of the Underlying ETFs in which it invests (including operating expenses and management fees), in addition to the fees and expenses it already will pay to the Adviser.

Underlying Funds Risk. The Fund may be subject to the following risks as a result of its investment in the PowerShares ETFs:

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks held by a constituent PowerShares ETF, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that a PowerShares ETF holds, which in turn will negatively affect the Fund. In addition, equity risk includes the risk that investor sentiment toward particular industries will become

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negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in PowerShares ETFs, each of which invest in securities of issuers in a single sector. To the extent that the Underlying Index concentrates in those PowerShares ETFs, the Fund also will concentrate its investments in those PowerShares ETFs to approximately the same extent. By so doing, the Fund may face more risks than if it were diversified broadly over numerous securities across multiple industries or sectors. Such industry- or sector-based risks, any of which may adversely affect the companies in which the underlying PowerShares ETFs invest, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole. Through its investments in the PowerShares ETFs, which each track a specific sector of the U.S. equity market, the Fund also will face specific risks inherent in each of those sectors, which are set forth below:

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Basic Materials Sector Risk. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations may adversely affect the companies engaged in the production and distribution of basic materials.

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Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary (or “cyclicals”) sector are affected by fluctuations in supply and demand and changes in consumer preferences. Changes in discretionary consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.

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Consumer Staples Sector Risk. Changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending may adversely affect companies in the consumer staples sector. Companies in this sector also are affected by changes in government regulation, world events and economic conditions, as well as natural and man-made disasters and political, social or labor unrest that affect production and distribution of consumer staple products.

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Energy Sector Risk. Changes in worldwide energy prices, exploration and production spending may adversely affect companies in the energy sector. In addition, changes in government regulation, world events and economic conditions can affect these companies. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations also could affect companies in this sector.

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Financial Services Sector Risk. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

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Healthcare Sector Risk. Factors such as extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, costs associated with obtaining and protecting patents, product liability and other claims, changes in technologies and other market developments can affect companies in the healthcare sector.

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Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Also, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations could adversely affect the companies in this sector.

•

Technology Sector Risk. Factors such as the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from alternative technologies, and research and development of

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new products may significantly affect the market value of securities of issuers in the technology sector.

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Utilities Sector Risk. Issuers in the utilities sector are subject to a variety of factors that may adversely affect their business or operations, including governmental regulation of rates charged to customers; costs associated with compliance with environmental and other regulations; effects of economic slowdowns and surplus capacity; increased competition from other utility providers; technological innovations that may render existing plants, equipment or products obsolete; and difficulty in obtaining regulatory approval of new technologies.

Momentum Investing Risk. Each PowerShares ETF follows an index that selects constituent securities based on a “momentum” style of investing. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a momentum style of investing therefore emphasizes investing in securities that have had better recent performance compared to other securities. The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that have previously exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of an underlying PowerShares ETF may suffer.

U.S. Government Securities Risk. The Fund may invest in Treasury Bills of up to 180 days in duration, which are obligations issued or guaranteed by the U.S. Treasury. U.S. Treasury securities are backed by the “full faith and credit” of the United States; however, the U.S. Government does not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to Shares of the Fund.

Market Risk. Securities held by the PowerShares ETFs are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the shares of the PowerShares ETFs.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, as well as a proportionate amount of the operating expenses of the PowerShares ETFs. The Fund also incurs costs in buying and selling shares of PowerShares ETFs, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily invest in, or exit a position in, a PowerShares ETF unless that PowerShares ETF is added or removed, respectively, from the Underlying Index, even if that PowerShares ETF generally is underperforming.

Non-Diversified Fund Risk. Because the Fund (as well as certain underlying PowerShares ETFs in which it may invest) is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security in a PowerShares ETF may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

As of the date of this Prospectus, the Fund does not yet have a full calendar year of performance history. The Fund’s annual return will be provided once the Fund has a full calendar year of performance. The Fund’s performance information is accessible on the Fund’s website at www.invescopowershares.com and provides some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	Since Inception
Tony Seisser	Vice President and Portfolio Manager of the Adviser	Since Inception

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only with authorized participants (“APs”) and only in large blocks of

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50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares will be listed for trading on The NASDAQ Stock Market LLC and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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Additional Information About the Fund’s Strategies and Risks

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in shares of the PowerShares ETFs that comprise the Underlying Index. The Fund operates as an index fund and will not be actively managed. The Fund uses an “indexing” investment approach to attempt to correspond, before fees and expenses, to the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund’s performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. Another means of evaluating the relationship between the returns of the Fund and the Underlying Index is to assess the “tracking error” between the two. Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Underlying Index’s returns. Because the Fund uses an “indexing” approach to try to achieve its investment objective, the Fund will not take temporary defensive positions during periods of adverse market, economic or other conditions.

The Fund generally will invest in all of the constituent underlying PowerShares ETFs comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those underlying funds in those same weightings. In those circumstances, the Fund may purchase a sample of constituents in the Underlying Index.

There also may be instances in which the Adviser may choose to (i) overweight a PowerShares ETF in the Underlying Index, (ii) purchase securities or shares of other underlying funds not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain PowerShares ETFs in the Underlying Index, or (iii) utilize various combinations of other available investment techniques in seeking to track the Underlying Index. The Fund may sell securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or purchase securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.

Additional information about the construction of the Underlying Index is set forth below.

Dorsey Wright® Sector 4 Index

Strictly in accordance with its guidelines and mandated procedures, the Index Provider compiles, maintains and calculates the Underlying Index which, at any given time, is composed of up to four PowerShares ETFs from an eligible universe of nine PowerShares ETFs, each of which is designed to seek to track a separate sector-specific underlying index that also is compiled and maintained by the Index Provider. Each PowerShares ETF eligible for inclusion in the Underlying Index represents one of the nine macroeconomic sectors of the U.S. equity markets: PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA

Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio and PowerShares DWA Utilities Momentum Portfolio.

The Underlying Index seeks to gain exposure to the sectors of the U.S. equity markets that display the strongest relative strength, as evaluated on a monthly basis; that is, its constituents will be those PowerShares ETFs that concentrate their investments in the economic sectors that the Index Provider believes offer the greatest potential to outperform each other eligible PowerShares ETF. Using its proprietary methodology, the Index Provider calculates the relative strength of each economic sector by analyzing the price movement of each sector in the equity markets, and ranks each sector by the strongest movement in price compared to other sectors. The Underlying Index is composed of up to four eligible PowerShares ETFs that invest in the representative economic sectors that have the highest relative strength ranking.

The Underlying Index is equal weighted, with each constituent PowerShares ETF representing 25% of its weight. However, during market periods when fewer than four eligible PowerShares ETFs demonstrate sufficient relative strength, the Underlying Index will hold a cash position, represented by 1- to 6-month U.S. Treasury Bills, in an amount equal to the weight of the missing PowerShares ETF(s) (for example, at times when, pursuant to its methodology, the Underlying Index only holds two PowerShares ETFs, it will invest 50% of its weight in Treasury Bills). During periods when equity securities as a whole are out of favor, the Underlying Index may hold a 100% cash position. The Index Provider evaluates the Underlying Index constituents monthly and Underlying Index changes are transacted using a replacement method (an Underlying Index constituent that represents a sector that has fallen out of favor is replaced by the PowerShares ETF representing a sector demonstrating relative strength), and the Underlying Index is rebalanced only when a position drifts materially from its targeted equal-weight allocation. The Fund generally invests in each constituent PowerShares ETF comprising the Underlying Index in proportion to its weighting in the Underlying Index.

Principal Risks of Investing in the Fund

The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section.

Fund of Funds Risk

Because it invests primarily in shares of underlying PowerShares ETFs, the Fund’s investment performance largely depends on the investment performance of those funds. An investment in the Fund is subject to the risks associated with the PowerShares ETFs that comprise the Underlying Index. There is a risk that the Index Provider’s evaluations and assumptions regarding the asset classes represented by the PowerShares ETFs in the Underlying Index at any given time may be incorrect based on actual market conditions. In addition, at times certain of the segments of the market represented by constituent PowerShares ETFs in the

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Underlying Index may be out of favor and underperform other segments. Additionally, the Fund will indirectly pay a proportional share of the expenses of the Underlying ETFs in which it invests (including operating expenses and management fees), in addition to the fees and expenses it already will pay to the Adviser.

Underlying Funds Risk

The Fund may be subject to the following risks as a result of its investment in the PowerShares ETFs:

Equity Risk

Equity risk is the risk that the value of equity securities, including common stocks held by the constituent PowerShares ETFs, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer’s common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that an underlying PowerShares ETF holds.

In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, particular industries or economic sectors will become negative. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer’s common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.

Equity risk also includes the financial risks of a specific company, including that the value of the company’s securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Industry Concentration Risk

In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in PowerShares ETFs, each of which invest in securities of issuers in a single sector. To the extent that the Underlying Index concentrates in a PowerShares ETF, the Fund also will concentrate its investments in that PowerShares ETF to approximately the same extent. By so doing, the Fund may face more risks than if it were diversified broadly over numerous securities across multiple industries or sectors.

Such industry- or sector-based risks, any of which may adversely affect the companies in which the PowerShares ETFs invest, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole. Through its investments in the PowerShares ETFs, which each track a specific sector of the U.S. equity market, the Fund also will face specific risks inherent in each of those sectors, which are set forth below:

•	Basic Materials Sector Risk

Changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technical progress and labor relations, among other factors, may adversely affect the companies engaged in the production and distribution of basic materials. Also, companies in the basic materials sector are at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.

•	Consumer Staples Sector Risk

Changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending may adversely affect companies, as well as natural and man-made disasters and political, social or labor unrest, in the consumer staples sector. Companies in this sector also are affected by changes in government regulation, world events and economic conditions.

•	Consumer Discretionary Sector Risk

Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand and changes in consumer demographics and preferences. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies. Moreover, changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in interest and exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

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•	Energy Sector Risk

Companies in the energy sector are subject to extensive government regulation, including contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry.

Energy companies may invest and may do business with companies in countries other than the United States. Such companies often operate in countries with less stringent regulatory regimes and countries that have a history of expropriation and/or nationalization, among other adverse policies. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. The energy sector is cyclical, and commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations also could affect companies in this sector. Recent global economic events have created greater volatility in the energy sector, including substantial declines in the price of oil. Such events may create wide fluctuations in the value of companies in this sector.

•	Financial Services Sector Risk

The risks of investing in the financial services sector include the following: unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions.

Moreover, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which may adversely affect securities of financial services companies. These circumstances have also decreased liquidity in some markets and may continue to do so. Liquidity in some markets has decreased and credit has become scarcer worldwide. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. For example, the deterioration of the credit markets as a result of the financial crisis that began in 2008 has caused an adverse impact on a broad range of financial markets, thereby causing certain financial services companies to incur large losses. Certain financial services companies have experienced decline in the valuation of their assets and even ceased operations.

Financial services companies also are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. For example, lending activity within the financial services sector has been somewhat constrained over the past several years in light of the introduction of international capital and liquidity requirements under the Basel III Accords and regulatory changes promulgated and interpreted under the Dodd-Frank Wall Street Reform and Consumer Protection Act. These market conditions may continue or deteriorate further and may add significantly to the risk of short-term volatility.

•	Healthcare Sector Risk

Factors that may affect the profitability of companies in the healthcare sector include extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, limited number of products and product obsolescence due to industry innovation, changes in technologies and other market developments. A major source of revenue for the healthcare industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Companies in the healthcare sector depend heavily on patent protection. The process of obtaining patent approval can be long and costly, and the expiration of patents may adversely affect the profitability of the companies. Healthcare companies also are subject to extensive litigation based on product liability and similar claims. Additional factors also may adversely affect healthcare companies, and state or local healthcare reform measures. Many new products are subject to regulatory approval and the process of obtaining such approval can be long and costly. Healthcare companies also are subject to competitive forces that may make raising prices difficult and, at times, may result in price discounting. In addition, companies in the healthcare sector may be thinly capitalized and therefore may be susceptible to product obsolescence.

•	Industrials Sector Risk

Changes in government regulation, world events and economic conditions may adversely affect the companies in the industrials sector. In addition, these companies are at risk for environmental damage claims. Industrial companies also may be adversely affected by

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commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments, labor relations and changes in the supply of and demand for their specific products or services or for industrials sector products in general.

•	Technology Sector Risk

Companies in the technology sector may be adversely affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition both domestically and internationally, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and competition for the services of qualified personnel. Companies in the technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive technology sector may cause the prices for these products and services to decline in the future. Technology companies may have limited product lines, markets, financial resources or personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

•	Utilities Sector Risk

The risks inherent in the utilities sector include a variety of factors that may adversely affect the business or operations of utilities companies, including high interest costs associated with capital construction and improvement programs; difficulty in raising adequate capital on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates that the issuer can charge to customers; costs associated with compliance with, and adjusting to changes to, environmental and other regulations; effects of economic slowdowns and surplus capacity; increased competition from other providers of utility services; costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies; effects of a national energy policy and lengthy delays, and greatly increased costs and other problems, associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes; technological innovations that may render existing plants, equipment or products obsolete; difficulty in obtaining regulatory approval of new technologies; lack of compatibility of telecommunications equipment; and potential impact of terrorist activities on the utility industry and its customers and the impact of natural or man-made disasters. Any such event could have serious consequences for the general population of the area affected and result in a material adverse impact on the Fund’s portfolio securities and the performance of the

Fund. Issuers in the utilities sector also may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Deregulation is subjecting utility companies to greater competition and may adversely affect profitability. As deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, utilities may engage in riskier ventures. There is no assurance that regulatory authorities will, in the future, grant rate increases, or that such increases will be adequate to permit the payment of dividends on stocks issued by a utility company.

Momentum Investing Risk

Each PowerShares ETF follows an index that selects constituent securities based on a “momentum” style of investing. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing therefore emphasizes investing in securities that have had better recent performance compared to other securities, on the theory that these securities will continue to increase in value.

Momentum investing is subject to the risk that the securities may be more volatile than the market as a whole. High momentum may also be a sign that the securities’ prices have peaked, and therefore the returns on securities that have previously exhibited price momentum may be less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum. The Fund may experience significant losses if momentum stops, reverses or otherwise behaves differently than predicted. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of a constituent PowerShares ETF and the Fund may suffer.

U.S. Government Securities Risk

The Fund may invest in Treasury Bills of up to 180 days in duration, which are obligations issued or guaranteed by the U.S. Treasury. U.S. Treasury securities are backed by the “full faith and credit” of the United States; however, the U.S. Government does not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to Shares of the Fund.

Market Risk

Securities held by the PowerShares ETFs are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the shares of the underlying PowerShares ETFs. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected.

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Market Trading Risk

The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund (such as from the Fund’s failure to meet the requirements for continued listing on the Exchange). Shares may trade in the secondary market at times when the Fund does not accept orders to purchase Shares. Shares, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling. Any of these factors may lead to Shares trading at a premium or discount to the Fund’s NAV.

Non-Correlation Risk

The Fund’s return may not match the return of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, as well as a proportional amount of the operating expenses of each constituent PowerShares ETF in which it invests. The Fund also incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. The Fund has recently commenced operations and therefore has a relatively small amount of assets; therefore, those transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund used a sampling approach may, it may result in returns that are not as well-correlated with the return of its Underlying Index as would be the case if the Fund purchased all of the components of the Underlying Index in the proportions represented in the Underlying Index.

The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity restraints. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain components of the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of constituents of the Underlying Index. For tax efficiency purposes, the Fund may sell certain holdings to realize losses, causing it to deviate from the Underlying Index.

The Fund attempts to remain fully invested in those constituents of the Underlying Index. However, the Adviser may not fully invest the Fund at times, either as a result of cash flows into the Fund, to retain a reserve of cash to meet redemptions and expenses, or because of low assets (particularly when the Fund is new and has operated only for a short period).

The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries and corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Adviser’s affiliates.

Index Risk

Unlike many investment companies that are “actively managed,” the Fund is a “passive” investor and therefore does not utilize investing strategies that seek returns in excess of its Underlying Index. Therefore, the Fund would not necessarily invest in, or exit a position in, a PowerShares ETF unless that fund is added or removed, respectively, from the Underlying Index, even if that PowerShares ETF generally is underperforming. If a specific PowerShares ETF is removed from the Underlying Index, the Fund may be forced to sell shares of that PowerShares ETF at an inopportune time. The Underlying Index may not contain the appropriate mix of underlying funds for any particular economic cycle. Unlike with an actively managed fund, the Adviser does not use defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of mutual funds with investment advisers that actively manage their portfolio assets to take advantage of market opportunities.

Non-Diversified Fund Risk

Because the Fund (as well as certain underlying PowerShares ETFs) is non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes

The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security in an underlying PowerShares ETF may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of its securities to decline. Poor performance in such underlying securities may be caused by management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers of underlying securities within PowerShares ETFs may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Non-Principal Investment Strategies

The Fund, after investing at least 90% of its total assets in securities that comprise the Underlying Index, may invest its remaining assets in securities (including other underlying funds) not included

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in the Underlying Index and in money market instruments or funds that invest exclusively in money market instruments (subject to applicable limitations under the Investment Company of 1940, as amended (the “1940 Act”), or exemptions therefrom). The Adviser anticipates that it may take approximately three business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for the Adviser to reflect fully any additions to, or deletions from, the composition of the Underlying Index in the portfolio of the Fund.

The Fund’s investment objective constitutes a non-fundamental policy that the Board of Trustees (the “Board”) of PowerShares Exchange-Traded Fund Trust II (the “Trust”) may change without shareholder approval upon 60 days’ written notice to shareholders. The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”

Borrowing Money

The Fund may borrow money to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

Additional Risks of Investing in the Fund

The following section provides additional risk information regarding investing in the Fund.

Trading Issues

Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on NASDAQ may be halted due to market conditions or for reasons that, in the view of NASDAQ, make trading in Shares inadvisable. In addition, trading in Shares on NASDAQ is subject to trading halts caused by extraordinary market volatility pursuant to NASDAQ’s “circuit breaker” rules. There can be no assurance that the requirements of NASDAQ necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Index Provider Risk

The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in such index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.

Index Rebalancing Risk

Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a PowerShares ETF may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell shares of a PowerShares ETF at inopportune times or for prices other than at current market values or may elect not to sell such shares on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.

Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index to, for example, correct an error in the selection of constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.

Portfolio Size Risk

Pursuant to its methodology, the Underlying Index is composed of a relatively small number of constituents. Therefore, in seeking to track the returns of the Underlying Index, the Fund typically will hold a similarly small number of positions. To the extent that a significant portion of a Fund’s total assets is invested in a limited number of holdings, the appreciation or depreciation of any one holding of the Fund may have a greater impact on the Fund’s NAV than it would if the Fund tracked an index comprised of a greater number of constituents.

Shares May Trade at Prices Different than NAV

The NAV of the Shares generally will fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on NASDAQ. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be related, but not identical, to the same forces influencing the prices of the components of the Fund’s Underlying Index trading individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Tax-Advantaged Structure of ETFs

Unlike interests in conventional mutual funds, which typically are bought and sold only at their closing NAV, the Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind

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in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the portfolio of the Fund that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.

The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the Fund’s Underlying Index. The Fund also may be required to distribute any such gains to their shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this Prospectus.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invescopowershares.com.

Management of the Fund

Invesco PowerShares Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. The Adviser serves as the investment adviser to the Trust, PowerShares Exchange-Traded Fund Trust, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust, a family of ETFs with combined assets under management of approximately $48.0 billion as of January 31, 2016.

As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust.

Portfolio Managers

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser’s extensive resources.

Peter Hubbard, Vice President of the Trust, oversees all research, portfolio management and trading operations of the Fund. In this capacity, Mr. Hubbard oversees a team of portfolio managers (collectively, with Mr. Hubbard, the “Portfolio Managers”) who are responsible for the day-to-day management of the Fund. In managing the Fund, Mr. Hubbard receives management assistance from Michael Jeanette, Tony Seisser and Jonathan Nixon.

Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has limitations on his authority for risk management and compliance purposes that the Adviser believes to be appropriate.

Peter Hubbard, Vice President and Director of Portfolio Management of the Adviser, has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since its inception. Mr. Hubbard has been a Portfolio Manager of the Adviser since June 2007 and has been associated with the Adviser since 2005.

Michael Jeanette, Vice President and Senior Portfolio Manager of the Adviser, has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since its inception. Mr. Jeanette has been associated with the Adviser since 2008.

Jonathan Nixon, Vice President and Portfolio Manager of the Adviser, has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since its inception. He has been a portfolio manager at the Adviser since August 2013 and has been associated with the Adviser since 2011.

Tony Seisser, Vice President and Portfolio Manager of the Adviser, has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since its inception. He has been associated with the Adviser since 2013. From 2010 to 2013, he was employed by Guggenheim Funds Distributors, Inc.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers’ ownership of Shares.

Advisory Fee

Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual unitary management fee equal to 0.15% of its average daily net assets. Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, Acquired Fund Fees and Expenses, if any, interest, litigation expenses and other extraordinary expenses.

The Fund may invest in money market funds that are managed by affiliates of the Adviser. The indirect portion of the management fee that the Fund incurs through such investments is in addition to the Adviser’s unitary management fee. Therefore, the Adviser has agreed to waive the management fees that it receives in an amount equal to the indirect management fees that the Fund incurs through its investments in affiliated money market funds through August 31, 2017. There is no guarantee that the Adviser will extend the waiver of the fees past that date.

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A discussion regarding the basis for the Board’s approval of the Trust’s Investment Advisory Agreement with respect to the Fund is available in the Trust’s Annual Report to shareholders for the fiscal year ending October 31, 2015.

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.

Most investors will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on NASDAQ, under the symbol “DWTR”. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment required. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd-lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Share prices are reported in dollars and cents per Share.

APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

The Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares on NASDAQ may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares. The approximate value of Shares, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for Shares and an estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share because the approximate value will not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares and the Fund does not make any warranty as to the accuracy of the approximate value.

Frequent Purchases and Redemptions of Shares

Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of Shares. Cash purchases or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading, and the Fund reserves the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult

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your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

•	The Fund makes distributions,

•	You sell your Shares, and

•	You purchase or redeem Creation Units.

Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid quarterly. The Fund also may pay a special distribution at the end of a calendar year to comply with federal tax requirements and/or to minimize or eliminate federal tax liability. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or Shares (if reinvestment is available from the broker through which you purchased your Shares). Dividends paid to you out of the Fund’s net investment income and net realized short-term capital gains, if any, are taxable as ordinary income. Although (1) the Fund’s dividends attributable to its “qualified dividend income” generally will be subject to federal income tax for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain restrictions with respect to their Shares at the lower maximum rates for long-term capital gains described in the next paragraph and (2) a portion of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations, the Fund does not expect to distribute a significant amount of dividends eligible for those lower rates or deduction.

Distributions to you of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares. Those gains of individual shareholders generally are subject to federal income tax at the maximum rates of 15% (20% for certain high income taxpayers).

Distributions to you in excess of the Fund’s current and accumulated earnings and profits, if any, are treated as a tax-free return of capital to the extent of your basis in your Shares and as capital gain thereafter. A distribution will reduce the Fund’s NAV per Share and may be taxable to you (as ordinary income or long-term capital gain) even though, from an investment standpoint, the distribution constitutes a partial return of capital.

By law, the Fund is required to withhold 28% of distributions otherwise payable to you if you are an individual shareholder and have not provided a correct social security number or other taxpayer identification number or otherwise are subject to backup withholding.

Taxes on Share Sales

Any capital gain or loss you realize upon a sale of Shares generally is treated as long-term capital gain or loss if you held the Shares for more than one year and as short-term capital gain or loss if you held the Shares for one year or less. Your ability to deduct capital losses realized on a sale of Shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP that exchanges securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Unit and the sum of the AP’s aggregate basis in the securities surrendered plus any cash component paid. An AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP’s basis in the Creation Unit and the aggregate market value of the securities received plus or minus an amount, if any, equal to the difference between the NAV of the redeemed Shares, as next determined after receipt of a request in proper form, and the value of those securities. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales,” or on the ground that there has been no significant change in the AP’s economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.

Any capital gain or loss realized upon redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at the price thereof.

The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local, and/or foreign tax on Fund distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in Shares under all applicable tax laws.

Distributor

Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

The Bank of New York Mellon (“BNYM”) calculates the Fund’s NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day that the NYSE is open. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than trade date plus one day. All valuations are subject to review by the Trust’s Board or its delegate. In determining NAV, expenses are accrued and

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applied daily, and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price that day as of the close of the exchange where the security primarily is traded. The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open. If a security’s market price is not readily available, the security will be valued using pricing provided from independent pricing services or by another method in accordance with the Trust’s valuation policies and procedures approved by the Board.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Underlying Index. This may adversely affect the Fund’s ability to track the Underlying Index.

Fund Service Providers

BNYM, 101 Barclay Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting agent for the Fund.

K&L Gates LLP, 70 W. Madison Street, Suite 3100, Chicago, Illinois 60602, and 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for auditing the annual financial statements of the Fund and performs other related audit services.

Financial Highlights

The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, for the period since the Fund’s inception. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report for the fiscal year ended October 31, 2015, which is available upon request.

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PowerShares DWA Tactical Sector Rotation Portfolio (DWTR)

	For the Period October 7, 2015(a) Through October 31, 2015
Per Share Operating Performance:
Net asset value at beginning of period	$25.17
Net investment income (loss)(b)	(0.00	)(c)
Net realized and unrealized gain on investments	0.65
Total from investment operations	0.65
Net asset value at end of period	$25.82
Market price at end of period(d)	$25.84
Net Asset Value Total Return(e)	2.58	%(f)
Market Price Total Return(e)	2.66	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$42,604
Ratio to average net assets of:
Expenses(g)	0.15	%(h)
Net investment income	(0.15	)%(h)
Portfolio turnover rate(i)	0	%(j)

(a)	Commencement of Investment Operations
(b)	Based on average shares outstanding.
(c)	Amount represents less than $(0.005).
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (October 9, 2015, the first day of trading on the exchange) to October 31, 2015 was 1.73%. The market price total return from Fund Inception to October 31, 2015 was 1.81%.

(g)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(h)	Annualized.
(i)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(j)	Amount represents less than 0.5%.

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Index Provider

No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.

Dorsey, Wright & Associates, LLC is the Index Provider for the Underlying Index. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Underlying Index is a trademark of the Index Provider and has been licensed for use for certain purposes by the Adviser. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Dorsey Wright and Dorsey Wright does not make any representation regarding the advisability of investing in Shares.

There is no relationship between Dorsey Wright and the Fund other than a license by Dorsey Wright to the Adviser of certain Dorsey Wright trademarks and trade names for use by the Fund. Such trademarks, trade names and the Underlying Index have been created and developed by Dorsey Wright without regard to and independently of the Adviser, its businesses, its development of Fund and/or any prospective investor. The Adviser has arranged with Dorsey Wright to license ETF Investment Models, such as the Underlying Index, based on Point & Figure Analysis for possible inclusion in products which the Adviser independently develops and promotes. The licensing of any model such as the Underlying Index to the Adviser is not an offer to purchase or sell, or a solicitation. A determination that any portion of an investor’s portfolio should be devoted to any ETF product developed by the Adviser with reference to a Dorsey Wright Investment Model is a determination made solely by the Adviser serving the investor or the investor himself, not Dorsey Wright.

Dorsey Wright is not responsible for and has not participated in the determination of the prices and amount of Shares, the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. Dorsey Wright has no obligation or liability in connection with the administration of the Trust or marketing of the Shares. Dorsey Wright does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Dorsey Wright shall have no liability for any errors, omissions or interruptions therein. Dorsey Wright makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Index, or any data included therein in connection with the Fund, or for any other use. Dorsey Wright expressly disclaims all warranties and conditions of merchantability, title or fitness for a particular purpose or use, with respect to the Fund or Underlying

Index or to any data included therein, except as set forth in the respective license agreements with the Adviser. Without limiting any of the foregoing, in no event shall Dorsey Wright have any liability for any incidental, special, exemplary, punitive, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

Premium/Discount Information

Information on the daily NAV per Share, can be found at www.InvescoPowerShares.com. Additionally, information regarding how often the Shares traded on NASDAQ at a price above (at a premium) or below (at a discount) the NAV of the Fund during the prior calendar year and subsequent quarters, can be found at www.InvescoPowerShares.com.

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies (and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act) in the securities of other investment companies. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust on behalf of the Fund prior to exceeding the limits imposed by Section 12(d)(1). Additionally, the Fund is permitted to invest in other registered investment companies beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in another exemptive order that the SEC has issued to the Trust. If the Fund relies on this exemptive relief, however, other investment companies may not invest in the Fund beyond the statutory provisions of Section 12(d)(1).

Continuous Offering

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable

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securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.

Delivery of Shareholder Documents—Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the Prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

For More Information

For more detailed information on the Fund and Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI legally is a part of this Prospectus. Additional information about the Fund’s investments also will appear in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, free of charge, or to make shareholder inquiries, please:

Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday Central Time 8:00 a.m. to 5:00 p.m.

Write:	PowerShares Exchange-Traded Fund Trust II c/o Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173

Visit:	www.invescopowershares.com

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street NE, Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-21977.

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PowerShares Exchange-Traded Fund Trust II		P-DWTR-PRO-1
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
www.invescopowershares.com 800.983.0903	@PowerShares

Prospectus	February 29, 2016

PowerShares Exchange-Traded Fund Trust II

EEHB	PowerShares S&P Emerging Markets High Beta Portfolio	NYSE Arca, Inc.
IDHB	PowerShares S&P International Developed High Beta Portfolio	NYSE Arca, Inc.
IDHQ	PowerShares S&P International Developed High Quality Portfolio	NYSE Arca, Inc.

Effective as of the close of markets on March 18, 2016, each Fund’s name will change and the ticker symbol for the first two Funds listed below will change as follows:

EEMO	PowerShares S&P Emerging Markets Momentum Portfolio	NYSE Arca, Inc.
IDMO	PowerShares S&P International Developed Momentum Portfolio	NYSE Arca, Inc.
IDHQ	PowerShares S&P International Developed Quality Portfolio	NYSE Arca, Inc.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

2

EEHB

PowerShares S&P Emerging Markets High Beta Portfolio

Effective as of the close of markets on March 18, 2016, the Fund’s name and ticker symbol will change. The new name will be PowerShares S&P Emerging Markets Momentum Portfolio and the ticker symbol will be EEMO.

Summary Information

Investment Objective

The PowerShares S&P Emerging Markets High Beta Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P BMI Emerging Markets High Beta IndexTM (the “Underlying Index”).

Effective as of the close of markets on March 18, 2016, the Fund’s investment objective will change. The Fund will seek investment results that generally correspond (before fees and expenses) to the price and yield of the S&P Momentum Emerging Plus LargeMidCap Index (the “New Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.45%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%
Fee Waiver(1)	0.16%
Total Annual Fund Operating Expenses After Fee Waiver	0.29%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive 0.16% of the Fund’s management fee through February 28, 2017, and the Adviser cannot discontinue the agreement prior to its expiration.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver in the first year, and the Total Annual Fund Operating Expenses for periods thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$30	$128	$236	$551

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating

3

Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 134% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund invests at least 90% of its total assets in the securities of companies that comprise the Underlying Index. Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is designed to measure the performance of 200 stocks within the S&P Emerging Plus LargeMidCap Index that are the most sensitive to changes in market returns over the past 12 months. Historically, the S&P Emerging Plus LargeMidCap Index has included all publicly listed equity securities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, Qatar, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. Sensitivity is measured by the beta of the stock. Beta is a measure of relative risk and is the rate of change of a security’s price. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Effective as of the close of markets on March 18, 2016, the Fund’s principal investment strategies will change. At that time:

The Fund will invest at least 90% of its total assets in the securities of companies that comprise the New Underlying Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider compiles, maintains and calculates the New Underlying Index, which is composed of constituents of the S&P Emerging LargeMidCap Index (the “Emerging LargeMidCap Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the New Underlying Index is based on upward price movements of the security as compared to other eligible securities within the Emerging LargeMidCap Index.

The Emerging LargeMidCap Index is composed of stocks that represent the top 85% of float-adjusted market capitalization companies in each emerging country represented in that index. In selecting constituent securities for the New Underlying Index, the Index Provider first calculates the momentum score of each stock in the Emerging LargeMidCap Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. The Index Provider then ranks all the stocks in descending order by momentum score and selects the top 20% for inclusion in the New Underlying Index.

As of the date of this prospectus, the New Underlying Index included stocks from the following countries: Brazil, China, Egypt,

Hungary, India, Indonesia, Malaysia, Mexico, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. The New Underlying Index uses a modified market capitalization-weighted strategy, as the Index Provider weights component securities by multiplying their market capitalization and their momentum score. The Fund generally will invest in all of the securities comprising the New Underlying Index in proportion to their weighting in the New Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index (or, after March 18, 2016, the New Underlying Index) reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Emerging Markets Investment Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory

4

taxes, currency blockage and/or transfer restrictions. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Momentum Investing Risk. The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.

Medium Capitalization Company Risk. Investing in securities of medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies are still evolving and, as a result, may be more sensitive to changing market conditions.

Industry Concentration Risk. In following its methodology, each of the Underlying Index and New Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index (and after March 18, 2016, the New Underlying

Index) concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in either the Underlying Index or New Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index (or, after March 18, 2016, the New Underlying Index).

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index or the New Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its

5

Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed when seeking to track its previous underlying index. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The table provides an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) reflects returns when pursuing a different investment objective and is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
12.47% (3rd Quarter 2013)	(27.67)% (3rd Quarter 2015)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (02/24/12)
Return Before Taxes	(29.53)%	(11.68)%
Return After Taxes on Distributions	(29.91)%	(12.04)%
Return After Taxes on Distributions and Sale of Fund Shares	(16.24)%	(8.32)%
S&P BMI Emerging Markets High Beta IndexTM (Net) (reflects invested dividends net of withholding taxes, but reflects no deductions for fees, expenses or other taxes)	(27.67)%	(10.63)%
S&P Momentum Emerging Plus LargeMidCap Index™ ( Net)(1)	N/A	N/A
MSCI Emerging Markets IndexSM (Net) (reflects invested dividends net of withholding taxes, but reflects no deductions for fees, expenses or other taxes)	(14.92)%	(4.99)%

(1)

Effective after market close on March 18, 2016, the S&P Momentum Emerging Plus LargeMidCap IndexTM will become the new Underlying Index for the Fund. Going forward, the Fund will display composite performance, comprised of the cumulative performance of the S&P BMI Emerging Markets High Beta IndexTM from Fund inception through the conversion date of March 18, 2016, followed by the performance of the S&P Momentum Emerging Plus LargeMidCap Index.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	February 2015
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2015
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	October 2013

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading

6

on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

7

IDHB

PowerShares S&P International Developed High Beta Portfolio

Effective as of the close of markets on March 18, 2016, the Fund’s name and ticker symbol will change. The new name will be PowerShares S&P International Developed Momentum Portfolio and the ticker symbol will be IDMO.

Summary Information

Investment Objective

The PowerShares S&P International Developed High Beta Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P BMI International Developed High Beta IndexTM (the “Underlying Index”).

Effective as of the close of markets on March 18, 2016, the Fund’s investment objective will change. The Fund will seek investment results that generally correspond (before fees and expenses) to the price and yield of the S&P Momentum Developed ex-U.S. & South Korea LargeMidCap Index™ (the “New Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.36%
Fee Waiver(1)	0.10%
Total Annual Fund Operating Expenses After Fee Waiver	0.26%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive 0.10% of the Fund’s management fee through February 28, 2017, and the Adviser cannot discontinue the agreement prior to its expiration.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver in the first year, and the Total Annual Fund Operating Expenses for periods thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$27	$106	$192	$446

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur

8

additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 98% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund invests at least 90% of its total assets in the securities of companies that comprise the Underlying Index. Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is designed to measure the performance of 200 stocks within the S&P Momentum Developed ex-US and South Korea LargeMidCap Index that are the most sensitive to changes in market returns over the past 12 months. Historically, the S&P Momentum Developed ex-US and South Korea LargeMidCap Index has included all publicly listed equities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Sensitivity is measured by the beta of the stock. Beta is a measure of relative risk and is the rate of change of a security’s price. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Effective as of the close of markets on March 18, 2016, the Fund’s principal investment strategies will change. At that time:

The Fund will invest at least 90% of its total assets in the securities of companies that comprise the New Underlying Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider compiles, maintains and calculates the New Underlying Index, which is composed of constituents of the S&P Developed ex-U.S. & South Korea LargeMidCap Index (the “Developed ex-U.S. & South Korea Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the New Underlying Index is based on upward price movements of the security as compared to other eligible securities within the Developed ex-U.S. & South Korea Index.

The Developed ex-U.S. & South Korea Index is composed of stocks that represent the top 85% of float-adjusted market capitalization companies in each developed country (excluding the United States and South Korea) represented in that index. In selecting constituent securities for the New Underlying Index, the Index Provider first calculates the momentum score of each stock in the Developed ex-U.S. & South Korea Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. The Index Provider then ranks all the stocks in descending order by momentum score and selects the top 20% for inclusion in the New Underlying Index.

As of the date of this prospectus, the New Underlying Index included stocks from the following countries: Australia, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Spain, Sweden and the United Kingdom. The New Underlying Index uses a modified market capitalization-weighted strategy, as the Index Provider weights component securities by multiplying their market capitalization and their momentum score. The Fund generally will invest in all of the securities comprising the New Underlying Index in proportion to their weighting in the New Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index (or, after March 18, 2016, the New Underlying Index) reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.

9

In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Momentum Investing Risk. The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.

Medium Capitalization Company Risk. Investing in securities of medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies are still evolving and, as a result, may be more sensitive to changing market conditions.

Industry Concentration Risk. In following its methodology, each of the Underlying Index and New Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index (and after March 18, 2016, the New Underlying Index) concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in either the Underlying Index or the New Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index (or, after March 18, 2016, the New Underlying Index).

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index or the New Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed when seeking to track its previous underlying index. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The table provides an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) reflects returns when

10

pursuing a different investment objective and is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
19.33% (3rd Quarter 2013)	(19.25)% (3rd Quarter 2015)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as
401(k) plans or individual retirement accounts.

	1 Year	Since Inception (02/24/12)
Return Before Taxes	(11.61)%	0.01%
Return After Taxes on Distributions	(11.84)%	(0.20)%
Return After Taxes on Distributions and Sale of Fund Shares	(5.86)%	0.36%
S&P BMI International Developed High Beta IndexTM (Net) (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	(12.14)%	0.41%
S&P Momentum Developed ex-U.S. & South Korea LargeMidCap IndexTM (Net)(1) [(reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)]	N/A	N/A
MSCI EAFE® Index (Net) (reflects invested dividends net withholding taxes, but reflects no deduction for fees, expenses or other taxes)	(0.81)%	5.23%

(1)

Effective after market close on March 18, 2016, the S&P Momentum Developed ex-U.S. & South Korea LargeMidCap IndexTM will become the new Underlying Index for the Fund. Going forward, the Fund will display composite performance, comprised of the cumulative performance of the S&P BMI International Developed High Beta IndexTM from Fund inception through the conversion date of March 18, 2016, followed by the performance of the S&P Momentum Developed ex-U.S. & South Korea LargeMidCap Index.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	February 2015
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2015
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	October 2013

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

11

IDHQ

PowerShares S&P International Developed High Quality Portfolio

Effective as of the close of markets on March 18, 2016, the Fund’s name will change. The new name will be PowerShares S&P International Developed Quality Portfolio.

Summary Information

Investment Objective

The PowerShares S&P International Developed High Quality Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P International Developed High Quality Rankings Index (the “Underlying Index”).

Effective as of the close of markets on March 18, 2016, the Fund’s investment objective will change. The Fund will seek investment results that generally correspond (before fees and expenses) to the price and yield of the S&P Quality Developed ex-U.S. LargeMidCap Index (the “New Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.49%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$50	$157	$274	$616

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 78% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

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Principal Investment Strategies

The Fund will invest at least 90% of its total assets in securities that comprise the Underlying Index. The Underlying Index is comprised of securities selected to provide exposure to the constituents of the S&P Developed ex United States BMI Index that are identified by S&P Dow Jones Indices (the “S&P DJI” or “Index Provider”) as high quality stocks based on historical records of earnings and dividends. Historically, the Underlying Index has been composed of securities of companies with an adjusted market capitalization of $500 million and that are domiciled in the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Effective as of the close of markets on March 18, 2016, the Fund’s principal investment strategies will change. At that time:

The Fund will invest at least 90% of its total assets in securities that comprise the New Underlying Index. S&P DJI compiles, maintains and calculates the New Underlying Index, which is constructed from constituents of the S&P Developed ex-U.S. LargeMidCap Index (the “Developed ex-U.S. Index”) that the New Index Provider identifies as being of the highest quality—that is, stocks of companies that seek to generate higher revenue and cash flow than their counterparts through prudent use of assets and finances. Strictly in accordance with its guidelines and mandated procedures, the New Index Provider calculates the quality score of each security in the Developed ex-U.S. Index based on a composite of the following three factors: (i) return on equity, calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share; (ii) accruals ratio, computed using the change of the company’s net operating asset over the last year divided by the company’s average net operating asset over the last two years; and (iii) financial leverage, calculated as the company’s latest total debt divided by the company’s book value. The New Index Provider then selects the 100 stocks with the highest quality score for inclusion in the Underlying Index. As of the date of this prospectus, the Developed ex-U.S. Index included publicly listed equities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following developed market countries excluding the United States: Australia, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Spain, Sweden and the United Kingdom. The Underlying Index is modified float-adjusted market-capitalization weighted, weighting securities by multiplying their float-adjusted market capitalization and their quality score. The Fund generally will invest in all of the securities comprising the New Underlying Index in proportion to their weightings in the New Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index (or, after March 18, 2016, the New

Underlying Index) reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, each of the Underlying Index and New Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index (and after March 18, 2016, the New Underlying Index) concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing

13

and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Geographic Concentration Risk. The Fund may invest a significant portion of its total assets in securities of issuers from a specific geographic region. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund’s investments in the affected region.

Market Risk. Securities in either the Underlying Index or New Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index (or, after March 18, 2016, the New Underlying Index).

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small-and Mid-Capitalization Company Risk. Investing in securities of smalland mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small-and mid- capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index or the New Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed when seeking to track its previous underlying index. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) reflects returns when pursuing a different investment objective and is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
34.38% (2nd Quarter 2009)	(30.12)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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	1 Year	5 Years	Since Inception (06/13/07)
Return Before Taxes	7.94%	4.41%	(0.54)%
Return After Taxes on Distributions	7.69%	4.32%	(0.61)%
Return After Taxes on Distributions and Sale of Fund Shares	5.03%	3.69%	(0.13)%
S&P International Developed High Quality Rankings Index (Net) (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)(1)	7.84%	5.19%	0.60%
S&P Quality Developed ex-U.S. LargeMidCap Index (Net)(3) (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	(0.23)%	5.96%	4.10%
Composite—S&P International Developed High Quality Rankings Index(2) (reflects no deduction for fees, expenses or taxes)	7.84%	5.19%	0.60%
MSCI EAFE® Index (Net) (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	0.81%	3.60%	(0.15)%

(1)	Prior to March 1, 2012, the Fund sought to replicate, before fees and expenses, the performance of the QSG Developed International Opportunities Index. Effective March 1, 2012, the Fund seeks to replicate, before fees and expenses, the performance of the S&P International Developed High Quality Rankings Index. “5 Years” and “Since Inception” performance for the S&P International Developed High Quality Rankings Index is not available because that index did not commence calculation until February 29, 2012.
(2)	The data shown as “Composite” is comprised of the performance of the QSG Developed International Opportunities Index from Fund inception to the conversion date, March 1, 2012, followed by the performance of the S&P International Developed High Quality Rankings Index starting at the conversion date and through December 31, 2015.
(3)	Effective after market close on March 18, 2016, the Fund will seek to replicate, before fees and expenses, the S&P Quality Developed ex-U.S. LargeMidCap Index. Going forward, the data will show composite performance, comprised of the cumulative performance of the two prior underlying indices of the Fund (the first from Fund inception through March 1, 2012, and the second from March 1, 2012 through the conversion date, March 18, 2016), and the performance of the S&P Quality Developed ex-U.S. LargeMidCap Index from the conversion date.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	February 2015

Name	Title with Adviser/Trust	Date Began Managing the Fund
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2015
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	October 2013

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

15

Additional Information About the Funds’ Strategies and Risks

Principal Investment Strategies

Each Fund generally will invest at least 90% of its total assets in securities that comprise its respective Underlying Index (and after March 18, 2016, the respective New Underlying Index). Each Fund operates as an index fund and is not actively managed. Each Fund uses an “indexing” investment approach to seek investment results that generally correspond, before fees and expenses, to the performance of its Underlying Index. The Adviser seeks correlation over time of 0.95 or better between a Fund’s performance and the performance of its Underlying Index; a figure of 1.00 would represent perfect correlation. Another means of evaluating the relationship between the returns of a Fund and its Underlying Index is to assess the “tracking error” between the two. Tracking error means the variation between a Fund’s annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Underlying Index’s returns. Because each Fund uses an indexing approach to try to achieve its investment objective, each Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

Each Fund generally invests in all of the securities comprising its Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, a Fund may purchase a sample of securities in its Underlying Index.

There also may be instances in which the Adviser may choose to (i) overweight a security in an Underlying Index, (ii) purchase securities not contained in an Underlying Index that the Adviser believes are appropriate to substitute for certain securities in that Underlying Index or (iii) utilize various combinations of other available investment techniques in seeking to track an Underlying Index.

Each Fund may sell securities included in an Underlying Index in anticipation of their removal from the Underlying Index, or purchase securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.

S&P BMI Emerging Markets High Beta IndexTM (PowerShares S&P Emerging Markets High Beta Portfolio)

The S&P BMI Emerging Markets High Beta IndexTM is designed to measure the performance of 200 stocks that are the most sensitive to changes in market returns whose minimum three-month average daily value traded is $3 million as of the rebalancing reference date of the S&P Emerging Plus LargeMidCap Index. The S&P Emerging Plus LargeMidCap Index measures all publicly listed equities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, Qatar, the Philippines, Poland, Russia,

South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. Sensitivity is measured by the beta of an individual stock. S&P DJI estimates the market sensitivity, or beta, of every stock in the S&P BMI Emerging Markets High Beta IndexTM based on its performance over the trailing 12 months. The 200 stocks with the highest sensitivity to market movements comprise the S&P BMI Emerging Markets High Beta IndexTM. For the S&P BMI Emerging Markets High Beta IndexTM, the market is considered to be all of the stocks included in the S&P Emerging Plus LargeMidCap Index. The weight of each stock in the S&P BMI Emerging Markets High Beta IndexTM is proportionate to its beta, rather than to its market capitalization. The Underlying Index constituents are rebalanced quarterly. S&P DJI makes additions to the S&P BMI Emerging Markets High Beta IndexTM only at the time of the quarterly rebalancing. Constituents removed from the S&P Emerging Plus LargeMidCap Index are removed from the S&P BMI Emerging Markets High Beta Index simultaneously.

S&P BMI International Developed High Beta IndexTM (PowerShares S&P International Developed High Beta Portfolio)

The S&P BMI International Developed High Beta IndexTM is designed to measure the performance of 200 stocks that are the most sensitive to changes in market returns whose minimum average daily value traded is $3 million as of the rebalancing reference date of the S&P Developed ex US and South Korea LargeMidCap Index. The S&P Developed ex US and South Korea LargeMidCap Index measures all publicly listed equities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Sensitivity is measured by the beta of an individual stock. S&P DJI estimates the market sensitivity, or beta, of every stock in the S&P Developed ex US and South Korea LargeMidCap Index based on its performance over the trailing 12 months. The 200 stocks with the highest sensitivity to market movements comprise the S&P BMI International Developed High Beta IndexTM. For the S&P BMI International Developed High Beta IndexTM, the market is considered to be all of the stocks included in the S&P Developed ex US and South Korea LargeMidCap Index. The weight of each stock in the S&P BMI International Developed High Beta IndexTM is proportionate to its beta, rather than to its market capitalization. The Underlying Index constituents are rebalanced quarterly. S&P DJI makes additions to the S&P BMI International Developed High Beta IndexTM only at the time of the quarterly rebalancing. Constituents removed from the S&P Developed ex-US and South Korea LargeMidCap Index are removed from the S&P BMI International Developed High Beta IndexTM simultaneously.

S&P International Developed High Quality Rankings Index (PowerShares S&P International Developed High Quality Portfolio)

The Underlying Index for the PowerShares S&P International Developed High Quality Portfolio is designed to provide exposure to the constituents of the S&P Developed ex United States BMI Index that the Index Provider identifies as high quality stocks using

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a proprietary computerized system (the “S&P Quality Rankings”). The S&P Quality Rankings are based on per-share earnings and dividends records of the most recent seven years. Basic scores are computed for earnings and dividends and then adjusted by a set of predetermined modifiers for changes in the rate of growth, stability within long-term trends and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final ranking. To be eligible for inclusion in the Underlying Index, a security must meet the following criteria:

(i)	a float-adjusted market capitalization of at least $500 million; and

(ii)	a three-month average daily value traded of at least $1 million.

All constituents that do not have an assigned S&P Quality Rankings as of the rebalancing reference date are removed from the universe of eligible securities. The Index Provider makes additions to the Underlying Index only at each semi-annual rebalancing. Constituents are removed from the S&P Developed ex United States BMI Index and the Underlying Index simultaneously.

The Underlying Index employs a quality-driven weighting methodology. First, the Index Provider selects companies from the universe of eligible securities that have an S&P Quality Ranking of A-and above to form the S&P International Developed High Quality Rankings Index. Next, those constituent securities are assigned S&P Quality Ranking Scores from 1 to 3 based on their Quality Rank. The Index Provider then assigns each stock a weight in the Underlying Index proportional to its S&P Quality Ranking Score.

The Index Provider rebalances the Underlying Index after the close of the third Friday of January and July of each year.

Effective as of the close of markets on March 18, 2016, each Fund’s name and Underlying Index will change as follows:

Old Name	New Name	Old Index	New Index
PowerShares S&P Emerging Markets High Beta Portfolio	PowerShares S&P Emerging Markets Momentum Portfolio	S&P BMI Emerging Markets High Beta Index™	S&P Momentum Emerging Plus LargeMidCap Index
PowerShares S&P International Developed High Beta Portfolio	PowerShares S&P International Developed Momentum Portfolio	S&P BMI International Developed High Beta Index™	S&P Momentum Developed ex-U.S. and South Korea LargeMidCap Index
PowerShares S&P International Developed High Quality Portfolio	PowerShares S&P International Developed Quality Portfolio	S&P International Developed High Quality Rankings Index	S&P Quality Developed ex-U.S. LargeMidCap Index

Below is a description of each New Underlying Index:

S&P Momentum Emerging Plus LargeMidCap Index™ (PowerShares S&P Emerging Markets Momentum Portfolio)

The New Underlying Index is designed to measure the performance of the securities with the greatest momentum within the S&P Emerging LargeMidCap Index. The S&P Emerging LargeMidCap Index measures all publicly listed equities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Brazil,

Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, Qatar, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates.

In selecting constituent securities for the New Underlying Index, the Index Provider first calculates the momentum score of each stock in the S&P Emerging LargeMidCap Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. The Index Provider then ranks all the stocks in descending order by momentum score and selects the top 20% for inclusion in the New Underlying Index.

The New Underlying Index uses a modified market capitalization-weighted strategy, as the Index Provider weights component securities by multiplying their market capitalization and their momentum score. The New Underlying Index constituents are rebalanced quarterly. S&P DJI makes additions to the New Underlying Index only at the time of the quarterly rebalancing. Constituents removed from the S&P Emerging LargeMidCap Index are removed from the New Underlying Index simultaneously.

S&P Momentum Developed ex-U.S. & South Korea LargeMidCap Index™ (PowerShares S&P International Developed Momentum Portfolio)

The New Underlying Index is designed to measure the performance of the securities with the greatest momentum within the S&P Developed ex-U.S. & South Korea LargeMidCap Index. The S&P Developed ex-U.S. & South Korea LargeMidCap Index measures all publicly listed equities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

In selecting constituent securities for the New Underlying Index, the Index Provider first calculates the momentum score of each stock in the S&P Developed ex-U.S. & South Korea LargeMidCap Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. The Index Provider then ranks all the stocks in descending order by momentum score and selects the top 20% for inclusion in the New Underlying Index.

The New Underlying Index uses a modified market capitalization-weighted strategy, as the Index Provider weights component securities by multiplying their market capitalization and their momentum score. The New Underlying Index constituents are rebalanced quarterly. S&P DJI makes additions to the New Underlying Index only at the time of the quarterly rebalancing. Constituents removed from the S&P Developed ex-U.S. & South Korea LargeMidCap Index are removed from the New Underlying Index simultaneously.

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S&P Quality Developed ex-U.S. LargeMidCap Index (PowerShares S&P International Developed Quality Portfolio)

The Underlying Index of the PowerShares S&P International Developed Quality Portfolio is constructed from constituents of the Developed ex-U.S. Index that the Index Provider identifies as being of the highest quality—that is, stocks of companies that seek to generate higher revenue and cash flow than their counterparts through prudent use of assets and finances. Strictly in accordance with its guidelines and mandated procedures, the Index Provider calculates the quality score of each security in the Developed ex-U.S. Index based on a composite of the following three factors: (i) return on equity, calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share; (ii) accruals ratio, computed using the change of the company’s net operating asset over the last year divided by the company’s average net operating asset over the last two years; and (iii) financial leverage, calculated as the company’s latest total debt divided by the company’s book value. The Index Provider then selects the 100 stocks with the highest quality score for inclusion in the Underlying Index. Historically, the Developed ex-U.S. Index has included all publicly listed equities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following developed market countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Underlying Index is modified float-adjusted market-capitalization weighted, weighting securities by multiplying their float-adjusted market capitalization and their quality score.

Principal Risks of Investing in the Funds

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s “Summary Information” section.

Although each Fund will change its name and Underlying Index as of the close of markets on March 18, 2016, the Principal Risks of Investing in each Fund largely will remain the same.

Momentum Investing Risk

In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities, on the theory that these securities will continue to increase in value.

Momentum investing is subject to the risk that the securities may be more volatile than the market as a whole. High momentum may also be a sign that the securities’ prices have peaked, and therefore the returns on securities that previously have exhibited price momentum may be less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. A Fund may experience significant losses if momentum stops, reverses or otherwise behaves differently than predicted. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of a Fund may suffer.

Currency Risk

Each Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.

Much of the income that the Fund receives will be in foreign currencies. However, the Fund will compute and distribute its income in U.S. dollars, and the computation of income will be made on the date that the Fund earns the income at the foreign exchange rates in effect on that date. Therefore, if the values of the relevant foreign currencies fall relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.

Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forwards, futures or options contracts to purchase or sell foreign currencies.

Equity Risk

Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer’s common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.

In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, particular industries or economic sectors will become negative. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer’s common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.

Equity risk also includes the financial risks of a specific company, including that the value of the company’s securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. In particular, the common stock of a

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company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Foreign and Emerging Markets Investment Risk

Investments in foreign securities involve risks that are beyond those associated with investments in U.S. securities, and investments in securities of issuers in emerging market countries involve risks not often associated with investments in securities of issuers in developed countries. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign and emerging market securities, and foreign and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to issuers in developed countries.

Foreign and emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign and emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Each country has different laws specific to that country that impact investment, which may increase the risks to which investors are subject. Country-specific rules or legislation addressing investment-related transactions may inhibit or prevent certain transactions from transpiring in a particular country.

Furthermore, foreign exchanges and broker-dealers generally are subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Differences in clearance and settlement procedures in foreign markets may cause delays in settlement of a Fund’s trades effected in those markets and could result in losses to a Fund due to subsequent declines in the value of the securities subject to the trades. Depositary receipts also involve substantially identical risks to those associated with investments in foreign securities. Additionally, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, have no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

Certain Funds may invest in securities of companies domiciled in Russia. The United States and the European Union have imposed economic sanctions on certain Russian individuals and entities, and either the United States or the European Union also could institute broader sanctions. The current sanctions, or the threat of further sanctions, may result in the decline of the value or liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy, any of which could negatively impact these Funds’ investments in Russian securities. These economic sanctions also could result in the immediate freeze of Russian securities, which could impair the ability of the Funds to buy, sell, receive or deliver those securities. Both the existing and potential future sanctions also could result in Russia taking counter measures or retaliatory actions, which further may impair the value or liquidity of Russian securities, and therefore may negatively impact the Funds.

Geographic Concentration Risk

Funds that are less diversified across geographic regions or countries are generally riskier than more diversified funds. The economies and financial markets of certain regions, including the Middle East and Africa, can be interdependent and may all decline at the same time. A natural or other disaster could occur in the geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that geographic region and adversely impact a Fund’s investments in the affected region.

Index Risk

Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their respective Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that stock generally is underperforming.

Industry Concentration Risk

In following its methodology, a Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, a Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, a Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which a Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole. Information about the Funds’ exposure to

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a particular industry is available in the Funds’ Annual and Semi-Annual Reports to Shareholders, as well as on their Forms N-Q as filed with the SEC.

Issuer-Specific Changes

The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Market Risk

The securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the respective Underlying Index.

Market Trading Risk

The Funds face numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of a Fund. Any of these factors may lead to the Shares trading at a premium or discount to a Fund’s NAV.

Non-Correlation Risk

A Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, a Fund incurs operating expenses not applicable to its Underlying Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, a Fund’s use of a representative sampling approach may result in returns that are not as well-correlated with the return of its respective Underlying Index as would be the case if such Fund purchased all of the securities in its Underlying Index in the proportions represented in the Underlying Index. Additionally, a Fund that issues or redeems Creation Units principally for cash will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind. A Fund may fair value certain of the securities it holds. To the extent a Fund calculates its NAV based on fair value prices, the Fund’s ability to track its Underlying Index may be adversely affected. Since an Underlying Index is not subject to the tax diversification requirements to which the Funds must adhere, a Fund may be required to deviate its investments from the securities contained in, and relative weightings of, its Underlying Index. A Fund may not invest in certain securities included in its Underlying Index due to liquidity constraints. Liquidity constraints also may delay a Fund’s purchase or sale of securities included in its Underlying Index. For tax efficiency purposes, a Fund may sell certain securities to realize losses, causing it to deviate from its respective Underlying Index.

The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact a Fund’s ability to track its Underlying Index. For example, in regulated industries, certain emerging or international markets and corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, a Fund may be restricted in its ability to acquire particular securities due to positions held by the Adviser’s affiliates.

Each Fund attempts to remain fully invested in the constituents of its respective Underlying Index. However, the Adviser may not fully invest a Fund at times, either as a result of cash flows into the Fund or the need to reserve cash the Fund holds to meet redemptions and expenses, or low assets (particularly when a Fund is new and has operated for only a short period).

Non-Diversified Fund Risk

PowerShares S&P Emerging Markets High Beta Portfolio and PowerShares S&P International Developed High Beta Portfolio are considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund. For such funds, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Funds’ volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Portfolio Turnover Risk

To the extent that PowerShares S&P Emerging Markets High Beta Portfolio’s Underlying Index rebalances frequently, the Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. This may result in a high portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distribution to a Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

Small-and Mid-Capitalization Company Risk

Investing in securities of small and/or medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small-and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Principal Investment Strategies

Each Fund, after investing at least 90% of its total assets in securities that comprise its respective Underlying Index (and after March 18, 2016, its New Underlying Index), may invest its remaining assets in securities not included in its Underlying Index

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and in money market instruments, including repurchase agreements or other funds that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities and structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index). Convertible securities and structured notes may be used by a Fund in seeking performance that corresponds to its respective Underlying Index and in managing cash flows. The Adviser anticipates that it may take approximately three business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for the Adviser to fully reflect the additions to, and deletions from, each Fund’s Underlying Index in the portfolio composition of that Fund.

In accordance with 1940 Act rules, each Fund (except for PowerShares S&P International Developed High Beta Portfolio) has adopted a policy to invest at least 80% of the value of its net assets (plus the amount of any borrowing for investment purposes) in certain types of securities (e.g., small cap equity securities) or in securities of companies in an industry, country or geographical region, as applicable, that is suggested by its name (each, an “80% investment policy”). Each Fund considers the securities suggested by the name to be those securities that comprise its respective Underlying Index. Therefore, each Fund, with the exception of the one noted above, anticipates meeting its 80% investment policy because it already is required to invest at least 90% of its total assets in the applicable type of equity securities within an industry, country or geographical region that comprise its respective Underlying Index, in accordance with these Funds’ principal investment strategies and the terms of the Trust’s exemptive relief.

Each of the investment policies described herein, including each Fund’s investment objective and each 80% investment policy, constitutes a non-fundamental policy that the Board of Trustees (“Board”) of PowerShares Exchange-Traded Fund Trust II (the “Trust”) may change without shareholder approval, upon 60 days’ prior written notice to shareholders. The fundamental and non-fundamental policies of the Funds are set forth in the Trust’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”

Borrowing Money

Each Fund may borrow money up to the limits set forth in the Trust’s SAl under the section “Investment Restrictions,” for temporary or emergency purposes, and with regard to PowerShares S&P Emerging Markets High Beta Portfolio, to meet shareholder redemptions.

Additional Risks of Investing in the Funds

The following provides additional risk information regarding investing in the Funds.

Asia Pacific Economic Risk

The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. In addition, certain countries in the Asia Pacific region in which the Funds may invest are large debtors to commercial banks and foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. These developments may also have a negative effect on the broader economy of such Asia Pacific countries, including issuers in which the Funds may invest. Due to heavy reliance on international trade, a decrease in demand (due to recession or otherwise in the United States, Europe or Asia) would adversely affect economic performance in the region.

Australasian Economic Risk

The economies of Australasia, which include Australia and New Zealand, are dependent on the economies of Asia, Europe and the United States as key trading partners and investors. A reduction in spending by any of these trading partners on Australasian products and services, or negative changes in any of these economies, may cause an adverse impact on some or all of the Australasian economies.

European Economic Risk

The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have a significant adverse effect on the economies of EU member countries. In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about rising government debt levels of several European countries, including Greece, Spain, Ireland, Italy and Portugal. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including EU member countries that do not use the euro and non-EU member countries.

Index Risk.

Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

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Index Rebalancing Risk

Pursuant to the methodology that the Index Provider uses to calculate and maintain its Underlying Index, a security may be removed from a Fund’s Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of its Underlying Index may increase significantly.

Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index to, for example, correct an error in the selection of constituents. When a Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose a Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase a Fund’s costs and market exposure.

Licensing, Custody and Settlement Risk

Approval of governmental authorities may be required prior to investing in the securities of companies based in certain foreign countries. Delays in obtaining such an approval would delay investments in the particular country, and, as a consequence, the Funds may not be able to invest in all of the securities included in their Underlying Indexes while an approval is pending. Rules adopted under the 1940 Act permit a Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Settlement systems in emerging markets may be less well organized than in developed markets. Thus, there may be a risk that settlement may be delayed and that cash or securities of the Fund may be in jeopardy because of failures of or defects in the systems. Under the laws of certain countries in which the Funds invest, the Funds may be required to release local shares before receiving cash payment or may be required to make cash payment prior to receiving local shares.

Shares May Trade at Prices Different than NAV

The NAV of the Funds’ Shares generally will fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on the exchange on which a Fund trades. The Adviser cannot predict whether a Fund’s Shares will trade below, at, or above their NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be related, but not identical, to the same forces influencing the prices of the securities of each Fund’s Underlying Index trading individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Trading Issues

Trading in Shares on the NYSE Arca (,the “Exchange-”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax-Advantaged Structure of ETFs

Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, the Shares are traded throughout the day in the secondary market on a national securities exchange. and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAVs. These in-kind arrangements are designed to protect shareholders from the adverse effects on a Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual funds may need to sell portfolio securities to obtain cash to meet redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for a Fund or its shareholders.

Certain Funds may recognize gains as a result of rebalancing their securities holdings to reflect changes in the securities included in such Fund’s Underlying Index. Certain Funds may be required to distribute any such gains to their shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this Prospectus.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Trust’s SAI, which is available at www.InvescoPowerShares.com.

Management of the Funds

Invesco PowerShares Capital Management LLC (the “Adviser”) is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. The Adviser

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serves as the investment adviser to the Trust, the PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, the PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Fund Trust, a family of ETFs, with combined assets under management of approximately $48.0 billion as of January 31, 2016.

As the Funds’ investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Funds’ investments, managing the Funds’ business affairs, providing certain clerical, bookkeeping and other administrative services for the Trust.

Portfolio Managers

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s extensive resources.

Peter Hubbard, Vice President of the Trust, oversees all research, portfolio management and trading operations of each Fund. In this capacity, Mr. Hubbard oversees a team of portfolio managers (with Mr. Hubbard, the “Portfolio Managers”) who are responsible for the day-to-day management of the Funds. In managing the Funds, Mr. Hubbard receives management assistance from Michael Jeanette, Jonathan Nixon and Tony Seisser. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has limitations on his authority for risk management and compliance purposes that the Adviser believes to be appropriate.

Peter Hubbard, Vice President, Director and Portfolio Manager of the Adviser, has been responsible for the Funds in the Trust since June 2007 and has been associated with the Adviser since 2005.

Michael Jeanette, Vice President and Senior Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust since August 2008 and has been associated with the Adviser since 2008.

Jonathan Nixon, Vice President and Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust since August 2013 and has been associated with the Adviser since 2011.

Tony Seisser, Vice President and Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust since August 2014 and has been associated with the Adviser since 2013. From 2010 to 2013, he was employed by Guggenheim Funds Distributors, Inc.

The Trust’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers’ ownership of Shares.

Advisory Fees

Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), each Fund pays the Adviser an annual unitary management fee equal to a percentage of its average daily net assets set forth in the chart below.

Fund	Management Fee
PowerShares S&P Emerging Markets High Beta Portfolio	0.45%*
PowerShares S&P International Developed High Beta Portfolio	0.35%**
PowerShares S&P International Developed High Quality Portfolio	0.45%

*	The Adviser has agreed to waive 0.16% of the Fund’s management fee through February 28, 2017, and the Adviser cannot discontinue the agreement prior to its expiration.
**	The Adviser has agreed to waive 0.10% of the Fund’s management fee through February 28, 2017, and the Adviser cannot discontinue the agreement prior to its expiration.

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, Acquired Fund Fees and Expenses, if any, interest, litigation expenses and other extraordinary expenses.

The Funds may invest in money market funds that are managed by affiliates of the Adviser. The indirect portion of the management fee that a Fund incurs through such investments is in addition to the Adviser’s unitary management fee. Therefore, the Adviser has agreed to waive the fees that it receives under the unitary management fee in an amount equal to the indirect management fees that a Fund incurs through their respective investments in affiliated money market funds through August 31, 2017. There is no guarantee that the Adviser will extend the waiver of the fees past that date.

A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to each Fund is available in the semi-annual report to shareholders for the period ended April 30, 2015.

How to Buy and Sell Shares

Each Fund issues or redeems its Shares at net asset value (“NAV”) per Share only in large blocks of 50,000 Shares (each block of shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”).

Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on an Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you

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may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the Funds trade under the following symbols on the following Exchange:

Fund	Symbol	Exchange
PowerShares S&P® Emerging Markets High Beta Portfolio	EEHB	NYSE Arca Inc.
PowerShares S&P® International Developed High Beta Portfolio	IDHB	NYSE Arca, Inc.
PowerShares S&P International Developed High Quality Portfolio	IDHQ	NYSE Arca Inc.

Effective as of the close of markets on March 18, 2016, each Fund’s name and ticker will be as follows:

Fund	Symbol	Exchange
PowerShares S&P Emerging Markets Momentum Portfolio	EEMO	NYSE Arca, Inc.
PowerShares S&P International Developed Momentum Portfolio	IDMO	NYSE Arca, Inc.
PowerShares S&P International Developed Quality Portfolio	IDHQ	NYSE Arca, Inc.

Share prices are reported in dollars and cents per Share.

APs may acquire Shares directly from each Fund, and APs may tender their Shares for redemption directly to each Fund, at NAV per Share, only in a Creation Unit or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

Each Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares of each Fund on the relevant Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of each Fund.

The approximate value of Shares of each Fund, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for Shares of the Fund and an estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association With respect to Funds that invest in securities of foreign issuers traded on foreign exchanges, as the respective international local markets close, the market value of the Deposit Securities will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second intervals. This approximate value should not be viewed as a “real-time” update of the NAV per Share of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares, and the Funds do not make any warranty as to the accuracy of the approximate value.

Frequent Purchases and Redemptions of Fund Shares

Shares of the Funds may be purchased and redeemed directly from the Funds only in Creation Units by APs. The vast majority of trading in Shares of the Funds occurs on the secondary market and does not involve a Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares of a Fund. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Funds and increased transaction costs, which could negatively impact the Funds’ ability to achieve their investment objectives and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, a Fund employs fair valuation pricing and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Funds reserve the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Funds or otherwise not in the best interests of the Funds. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares of the Funds.

Dividends, Other Distributions and Taxes

Dividends and Other Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by each Fund. Each Fund also intends to distribute its net realized capital gains, if any, to shareholders annually.

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Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information only. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

•	Your Fund makes distributions,

•	You sell your Shares, and

•	You purchase or redeem Creation Units.

Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid quarterly for each Fund. Each Fund also may pay a special distribution at the end of the calendar year to comply with federal tax requirements and/or to minimize or eliminate federal tax liability. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in Shares (if reinvestment is available from the broker through which you purchased your Shares). Dividends paid to you out of a Fund’s net investment income and net realized short-term capital gains, if any, are taxable as ordinary income. Although (1) a Fund’s dividends attributable to its “qualified dividend income” generally will be subject to federal income tax for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain restrictions with respect to their Shares at the lower maximum rates for long-term capital gains described in the next paragraph and (2) a portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations, each Fund does not expect to distribute a significant amount of dividends eligible for those lower rates or deduction.

Distributions to you of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares. Those gains of individual shareholders generally are subject to federal income tax at the maximum rates of 15% (20% for certain high income taxpayers).

Distributions to you in excess of a Fund’s current and accumulated earnings and profits, if any, are treated as a tax-free return of capital to the extent of your basis in your Shares and as capital gain thereafter. A distribution will reduce a Fund’s NAV per Share and may be taxable to you (as ordinary income or long-term capital gain) even though, from an investment standpoint, the distribution constitutes a partial return of capital.

By law, a Fund is required to withhold 28% of distributions otherwise payable to you if you are an individual shareholder and have not provided a correct social security number or other taxpayer identification number or are otherwise subject to backup withholding.

Taxes on Share Sales

Any capital gain or loss you realize upon a sale of Shares generally is treated as long-term capital gain or loss if you held the Shares for more than one year and as short-term capital gain or loss if you held the Shares have been held for one year or less. Your ability to deduct capital losses realized on a sale of Shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP that exchanges securities for a Creation Unit generally will recognize a gain or a loss equal to the difference between the market value of the Creation Unit and the sum of the AP’s aggregate basis in the securities surrendered plus any cash component paid. An AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP’s basis in the Creation Unit and the aggregate market value of the securities received plus or minus an amount, if any, equal to the difference between the NAV of the redeemed Shares, as next determined after receipt of a request in proper form, and the value of those securities. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP’s economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.

Any capital gain or loss realized upon redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at the price thereof.

Foreign Income Taxes

Certain foreign governments levy withholding or other taxes on dividend and interest income. A Fund also may be subject to foreign income taxes with respect to other income. Although in some countries a portion of these taxes may be recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

A Fund may elect to pass its credits for foreign income taxes, subject to certain limitations, through to its shareholders for a taxable year if more than 50% of its assets at the close of the year, by value, consist of stocks and securities of foreign corporations. If a Fund makes this election, each shareholder will be treated as having paid a proportionate share of the Fund’s foreign income taxes, but the shareholder must include an equal amount in gross income.

The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Funds. It is not a substitute for personal tax advice. You also may be subject to state, local, and/or foreign tax

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on a Fund’s distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Funds’ Shares under all applicable tax laws.

Distributor

Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

The Bank of New York Mellon (“BNYM”) calculates each Fund’s NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than trade date plus one day. All valuations are subject to review by the Trust’s Board or its delegate.

In determining NAV, expenses are accrued and applied daily, and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price that day as of the close of the exchange where the security is primarily traded. The NAV for each Fund will be calculated and disseminated daily on each day that the NYSE is open. If a security’s market price is not readily available, the security will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the security’s fair value in accordance with the Trust’s valuation policies and procedures approved by the Board.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the

Fund’s Underlying Index. This may adversely affect a Fund’s ability to track its Underlying Index. With respect to securities that primarily are listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you are not able to purchase or sell your Shares.

Fund Service Providers

BNYM, 101 Barclay Street, New York, New York 10286, is the administrator, custodian and fund accounting and transfer agent for each Fund.

K&L Gates LLP, 70 W. Madison Street, Suite 3100, Chicago, Illinois 60602, and 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606, serves as the Funds’ independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for auditing the annual financial statements of each Fund and performs other related audit services.

Financial Highlights

The financial highlights tables below are intended to help you understand each Fund’s financial performance for the past five fiscal years or, if shorter, for the period since a Fund’s inception. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Funds’ financial statements, which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Reports for the fiscal year ended October 31, 2015, which are available upon request.

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PowerShares S&P Emerging Markets High Beta Portfolio (EEHB)

Effective as of the close of markets on March 18, 2016, the Fund’s name changes to PowerShares S&P Emerging Markets Momentum Portfolio (EEMO)

	Year Ended October 31,			For the Period February 22, 2012(a) Through October 31, 2012
	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$21.70	$22.11	$21.74	$25.00
Net investment income(b)	0.52	0.47	0.34	0.29
Net realized and unrealized gain (loss) on investments	(5.69)	(0.43)	0.38	(3.40)
Total from investment operations	(5.17)	0.04	0.72	(3.11)
Distributions to shareholders from:
Net investment income	(0.33)	(0.45)	(0.35)	(0.15)
Net asset value at end of period	$16.20	$21.70	$22.11	$21.74
Market price at end of period(c)	$16.09	$21.56	$21.90	$21.78
Net Asset Value Total Return(d)	(24.15)%	0.22%	3.38%	(12.44	)%(e)
Market Price Total Return(d)	(24.18)%	0.52%	2.21%	(12.27	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,620	$6,510	$4,422	$2,174
Ratio to average net assets of:
Expenses, after Waivers	0.29%	0.29%	0.31%	0.29	%(f)
Expenses, prior to Waivers	0.45%	0.45%	0.47%	0.45	%(f)
Net investment income, after Waivers	2.52%	2.21%	1.60%	1.97	%(f)
Portfolio turnover rate(g)	134%	127%	117%	47%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (February 24, 2012, the first day of trading on the exchange) to October 31, 2012 was (12.47)%. The market price total return from Fund Inception to October 31, 2012 was (13.04)%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P International Developed High Beta Portfolio (IDHB)

Effective as of the close of markets on March 18, 2016, the Fund’s name changes to PowerShares S&P International Developed Momentum Portfolio (IDMO)

	Year Ended October 31,			For the Period February 22, 2012(a) Through October 31, 2012
	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$27.75	$29.00	$22.60	$25.00
Net investment income(b)	0.69	0.49	0.51	0.54
Net realized and unrealized gain (loss) on investments	(2.13)	(1.02)	6.50	(2.65)
Total from investment operations	(1.44)	(0.53)	7.01	(2.11)
Distributions to shareholders from:
Net investment income	(0.46)	(0.72)	(0.61)	(0.29)
Net asset value at end of period	$25.85	$27.75	$29.00	$22.60
Market price at end of period(c)	$25.74	$28.12	$29.11	$22.73
Net Asset Value Total Return(d)	(5.34)%	(2.06)%	31.49%	(8.30	)%(e)
Market Price Total Return(d)	(6.99)%	(1.15)%	31.19%	(7.78	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$3,877	$6,936	$5,799	$2,260
Ratio to average net assets of:
Expenses, after Waivers	0.26%	0.26%	0.26%	0.25	%(f)
Expenses, prior to Waivers	0.36%	0.36%	0.36%	0.35	%(f)
Net investment income, after Waivers	2.42%	1.68%	2.00%	3.60	%(f)
Portfolio turnover rate(g)	98%	109%	74%	35%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (February 24, 2012, the first day of trading on the exchange) to October 31, 2012 was (9.43)%. The market price total return from Fund Inception to October 31, 2012 was (9.59)%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

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PowerShares S&P International Developed High Quality Portfolio (IDHQ)

Effective as of the close of markets on March 18, 2016, the Fund’s name changes to PowerShares S&P International Developed Quality Portfolio (IDHQ)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$19.42	$19.67	$16.65	$16.03	$17.09
Net investment income(a)	0.33	0.35	0.32	0.29	0.34
Net realized and unrealized gain (loss) on investments	0.75	(0.21)	3.04	0.62	(0.89)
Total from investment operations	1.08	0.14	3.36	0.91	(0.55)
Distributions to shareholders from:
Net investment income	(0.31)	(0.39)	(0.34)	(0.29)	(0.51)
Net asset value at end of year	$20.19	$19.42	$19.67	$16.65	$16.03
Market price at end of year(b)	$20.14	$19.59	$19.68	$16.81	$15.65
Net Asset Value Total Return(c)	5.60%	0.66%	20.44%	5.87%	(3.40)%
Market Price Total Return(c)	4.42%	1.48%	19.34%	9.50%	(5.35)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$19,180	$16,505	$21,641	$18,312	$20,033
Ratio to average net assets of:
Expenses, after Waivers	0.49%	0.47%	0.57%	0.75%	0.75%
Expenses, prior to Waivers	0.49%	0.47%	0.59%	0.75%	0.75%
Net investment income, after Waivers	1.66%	1.73%	1.79%	1.82%	1.89%
Portfolio turnover rate(d)	78%	57%	28%	115%	83%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

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Index Providers

No entity that creates, compiles, sponsors or maintains an Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of a Fund.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Indexes.

Each Underlying Index is calculated and maintained by the Index Provider. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. Each Fund is entitled to use its Underlying Index pursuant to a sublicensing agreement with the Adviser.

Standard & Poor’s Financial Services LLC. S&P Dow Jones Indices, a division of The McGraw-Hill Companies, Inc. (“S&P”), is the Index Provider for PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P International Developed High Beta Portfolio and PowerShares S&P International Developed High Quality Portfolio. Each Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Set forth below is a list of each Fund and its Underlying Index:

Fund	Underlying Index
PowerShares S&P Emerging Markets High Beta Portfolio	S&P BMI Emerging Markets High Beta Index
PowerShares S&P International Developed High Beta Portfolio	S&P BMI International Developed High Beta Index
PowerShares S&P International Develop High Quality Portfolio	S&P International Developed High Quality Rankings Index

Effective as of the close of markets on March 18, 2016, The Fund’s index will be as follows:

Fund	Underlying Index
PowerShares S&P Emerging Markets Momentum Portfolio	S&P Momentum Emerging Plus LargeMidCap IndexTM
PowerShares S&P International Developed Momentum Portfolio	S&P Momentum I Developed ex-U.S. & South Korea LargeMidCap IndexTM
PowerShares S&P International Developed Quality Portfolio	S&P Quality Developed ex-U.S. LargeMidCap Index

Disclaimers

S&P Dow Jones Indices LLC®. S&P Dow Jones Indices, a subsidiary of McGraw-Hill Financial, Inc. (“S&P DJI”), is the Index Provider for the indices underlying the PowerShares S&P Emerging Markets Momentum Portfolio, PowerShares S&P International Developed Momentum Portfolio and PowerShares S&P International Developed Quality Portfolio. Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. The trademarks have been licensed to S&P Dow Jones Indices LLC and have been sublicensed for use for certain purposes by the Adviser.

Each Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with the Adviser.

The Funds are not sponsored, endorsed, sold or promoted by S&P DJI, or its affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Funds, the Adviser, any Distributor or promoter of a Fund, or the Trustee or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Indices to track general market performance. S&P Dow Jones Indices’ only relationship to the Adviser with respect to the Indices is the licensing of the Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its third party licensors. The Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to the Funds, the Adviser, any Distributor or promoter of a Fund, or the Trustee or the Funds. S&P Dow Jones Indices has no obligation to take the needs of the Adviser or the owners of the Funds into consideration in determining, composing or calculating the Indices. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are converted into cash. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Funds. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser. Inclusion of a security within the Indices is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE INDICES. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE ADVISER, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

29

Premium/Discount Information

Information on the daily NAV per Share for each Fund can be found at www.InvescoPowerShares.com. Additionally, information regarding how often the Shares of each Fund traded on NYSE Arca, as applicable, at a price above (at a premium) or below (at a discount) the NAV of the Fund during the prior calendar year and subsequent quarters, can be found at www.InvescoPowerShares.com.

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies (and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act) in the securities of other investment companies. However, registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into a participant agreement with the Trust on behalf of a Fund prior to exceeding the limits imposed by Section 12(d)(1). Additionally, each Fund is permitted to invest in other registered investment companies beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in another exemptive order that the SEC has issued to the Trust. If a Fund relies on this exemptive relief, however, other investment companies may not invest in that Fund beyond the statutory provisions of Section 12(d)(1).

Continuous Offering

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is available with respect to transactions on a national exchange.

Delivery of Shareholder Documents—Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

For More Information

For more detailed information on the Trust, the Funds and the Shares, you may request a copy of the Trust’s SAI. The SAI provides detailed information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI legally is a part of this Prospectus. Additional information about the Funds’ investments also is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ current Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year. If you have questions about the Funds or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report free of charge, or to make Shareholder inquiries, please:

Call:	Invesco Distributors, Inc. at 1.800.983.0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time

Write:	PowerShares Exchange-Traded Fund Trust II c/o Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173

Visit:	www.InvescoPowerShares.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street N.E., Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be

30

obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Funds’ Shares, whether or not participating in this distribution, generally are required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-21977.

31

PowerShares Exchange-Traded Fund Trust II		P-PS-PRO-EQI-2
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
www.invescopowershares.com 800.983.0903	@PowerShares

Prospectus	February 29, 2016

PowerShares Exchange-Traded Fund Trust II

PFEM	PowerShares Fundamental Emerging Markets Local Debt Portfolio *	(NYSE Arca, Inc.)
KBWC	PowerShares KBW Capital Markets Portfolio *	(NYSE Arca, Inc.)
KBWI	PowerShares KBW Insurance Portfolio *	(NYSE Arca, Inc.)

*	Effective as of the close of markets on March 18, 2016, the Fund will cease trading and liquidate thereafter.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

2

PFEM	PowerShares Fundamental Emerging Markets Local Debt Portfolio Effective as of the close of markets on March 18, 2016, the Fund will cease trading and liquidate thereafter.

Summary Information

Investment Objective

The PowerShares Fundamental Emerging Markets Local Debt Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Citi RAFI Bonds Sovereign Emerging Markets Extended Local Currency Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in bonds issued by the national governments of emerging market countries that comprise the Underlying Index. The Underlying Index measures the performance of local currency bonds issued by the national governments from a set of emerging market countries. The Underlying Index uses specific government markets tracked by Citigroup Index LLC (“Citi Index”) and a proprietary weighting methodology from Research Affiliates, LLC (“RA”). Historically, the Underlying Index has included local currency bonds issued by the national governments of

3

18 countries: Brazil, Chile, China (Offshore), Colombia, the Czech Republic, Hungary, Indonesia, Israel, Malaysia, Mexico, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand and Turkey; however, this universe of countries may change in accordance with the Underlying Index’s methodology. Strictly in accordance with the Underlying Index’s guidelines and mandated procedures, securities must have a minimum maturity of one year to be included in the Underlying Index, and such securities’ national governments must have a minimum domestic sovereign debt rating of “C” by S&P and “Ca” by Moody’s and must meet a minimum outstanding amount requirement.

The Fund does not purchase all of the securities in the Underlying Index; instead the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Changing Fixed-Income Market Conditions. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and likely eventual increase in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and Share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

Sovereign Debt Risk. Investments in sovereign debt securities involve special risks. The governmental authority that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; or the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund’s ability to obtain recourse may be limited.

Emerging Markets Sovereign Debt Risk. Government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Historically, certain issuers of the government debt securities in which the Fund may invest have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness. Such restructuring arrangements have included obtaining additional credit to finance outstanding obligations and the reduction and rescheduling of payments of interest and principal through the negotiation of new or amended credit agreements.

Currency Risk. The Fund invests in bonds of governments located in emerging market countries and much of the income received by the Fund will be in foreign currencies. Because the Fund’s net asset value (“NAV”) is determined in U.S. dollars, the Fund’s NAV could decline if the currencies of the non-U.S. markets in which the Fund invests depreciate against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currencies, increases.

Non-Investment Grade Securities Risk. The Fund may invest in securities that are rated below investment grade (i.e., securities rated below “BBB” by S&P or “Baa” by Moody’s); however, the Fund will invest at least 80% of its total assets in bonds issued by national governments of countries that have a domestic sovereign debt rating of at least “CC” by S&P and “Ca” by Moody’s. Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic conditions and less secondary market

4

liquidity. If the issuer of non-investment grade securities defaults, the Fund may incur additional expenses to seek recovery.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a security is sold at a discount to its established value.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Additionally, the Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Sampling Risk. Although it may hold as many securities as necessary to achieve its investment objective, the Fund, by using a representative sampling approach, generally will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind, due to the nature of the Fund’s investments. As such, an investment in Shares may be less tax efficient than an investment in shares of conventional ETFs, which utilize an entirely in-kind redemption process. Also, there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

5

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
4.23% (2nd Quarter 2014)	(9.60)% (3rd Quarter 2015)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (05/09/13)
Return Before Taxes	(9.98)%	(10.77)%
Return After Taxes on Distributions	(10.44)%	(11.16)%
Return After Taxes on Distributions and Sale of Fund Shares	(5.64)%	(8.12)%
Citi RAFI Bonds Sovereign Emerging Markets Extended Local Currency Index(1) (reflects no deduction for fees, expenses or taxes)	(8.85)%	(10.04)%
The BofA Merrill Lynch Local Debt Markets Plus Index (reflects no deduction for fees, expenses or taxes)	(12.02)%	(10.19)%

(1)	Effective April 1, 2015, index data has been recalculated by the index provider to account for revised treatment of Brazil, Chile and Israel bonds.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Jeffrey W. Kernagis	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Gary Jones	Vice President and Portfolio Manager of the Adviser	Since Inception
Philip Fang	Vice President and Portfolio Manager of the Adviser	Since Inception
Richard Ose	Vice President and Portfolio Manager of the Adviser	Since Inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), primarily in exchange for delivery of cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

6

KBWC	PowerShares KBW Capital Markets Portfolio Effective as of the close of markets on March 18, 2016, the Fund will cease trading and liquidate thereafter.

Summary Information

Investment Objective

The PowerShares KBW Capital Markets Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Nasdaq Capital Markets Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in securities of broker-dealers, asset managers, trusts and custody banks or exchanges that are active in U.S. capital markets (i.e., derive a large portion of their revenues from U.S. markets rather than international markets), that are listed on a U.S. national securities exchange and that comprise the Underlying Index. Keefe, Bruyette & Woods, Inc. (“KBW Nasdaq” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is a modified-market capitalization-weighted index that seeks to reflect the performance of

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such companies. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Capital Markets Risk. The Fund’s investments in capital markets companies subject it to more risks as compared to a fund that invests in a wide variety of market sectors. For instance, the Fund may be susceptible to adverse economic conditions or legislative initiatives affecting broker-dealers, asset managers, trust and custody banks, exchanges and other companies in the capital markets, which may impact the profitability of such companies. In addition, various factors may significantly affect the companies active within the U.S. capital markets, including stock and bank trading activity, increases in price competition, decreases in fees or fee-related business such as investment banking, brokerage and asset management and decreases in other servicing fees.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide

8

an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
22.33% (1st Quarter 2012)	(12.27)% (2nd Quarter 2012)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (11/01/11)
Return Before Taxes	(3.43)%	18.38%
Return After Taxes on Distributions	(3.75)%	17.78%
Return After Taxes on Distributions and Sale of Fund Shares	(1.68)%	14.73%
KBW Nasdaq Capital Markets Index (reflects no deduction for fees, expenses or taxes)	(3.09)%	18.82%
S&P 500® Financials Index (reflects no deduction for fees, expenses or taxes)	(1.53)%	18.34%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	September 2012
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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KBWI	PowerShares KBW Insurance Portfolio Effective as of the close of markets on March 18, 2016, the Fund will cease trading and liquidate thereafter.

Summary Information

Investment Objective

The PowerShares KBW Insurance Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Nasdaq Insurance Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in securities of U.S. publicly traded companies in the insurance industry that comprise the Underlying Index, including, but not limited to, personal and commercial lines, property/casualty, life insurance, reinsurance, brokerage and financial guarantee companies. Keefe, Bruyette & Woods, Inc. (“KBW Nasdaq” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is a modified-market capitalization-weighted index that seeks to reflect the performance of such companies. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

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Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Insurance Industry Concentration Risk. Many factors, including changes in interest rates, general economic conditions, the imposition of premium rate caps, competition and the pressure to compete globally, including price and marketing competition, and other changes in government regulation or tax law, can significantly affect companies in the insurance industry. In addition, different segments of the insurance industry can be significantly affected by mortality and morbidity rates, actuarial miscalculations, environmental clean-up costs and catastrophic events such as natural disasters and terrorist acts, and availability and cost of reinsurance.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the

11

risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
18.54% (1st Quarter 2013)	(6.90)% (2nd Quarter 2012)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (11/01/11)
Return Before Taxes	0.68%	19.06%
Return After Taxes on Distributions	0.25%	18.49%
Return After Taxes on Distributions and Sale of Fund Shares	0.73%	15.30%
KBW Nasdaq Insurance Index (reflects no deduction for fees, expenses or taxes)	1.04%	19.46%
S&P 500® Insurance Index (reflects no deduction for fees, expenses or taxes)	2.33%	17.66%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	September 2012
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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Additional Information About the Funds’ Strategies and Risks

Principal Investment Strategies

PowerShares Fundamental Emerging Markets Local Debt Portfolio generally will invest at least 80% of its total assets in securities that comprise its Underlying Index. Each of PowerShares KBW Capital Markets Portfolio and PowerShares KBW Insurance Portfolio generally will invest at least 90% of its total assets in securities that comprise its respective Underlying Index. Each Fund operates as an index fund and is not actively managed. Each Fund uses an “indexing” investment approach to attempt to seek investment results that generally correspond, before fees and expenses, to the performance of its Underlying Index. The Adviser seeks correlation over time of 0.95 or better between a Fund’s performance and the performance of its Underlying Index; a figure of 1.00 would represent perfect correlation. Another means of evaluating the relationship between the returns of a Fund and its Underlying Index is to assess the “tracking error” between the two. Tracking error means the variation between each Fund’s annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus its Underlying Index’s returns. Because each Fund uses an indexing approach to try to achieve its investment objective, each Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

PowerShares KBW Capital Markets Portfolio and PowerShares KBW Insurance Portfolio generally invest in all of the securities comprising their respective Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, a Fund may purchase a sample of securities in its Underlying Index.

Because of the practical difficulties and expense of purchasing all of the securities, PowerShares Fundamental Emerging Markets Local Debt Portfolio does not purchase all of the securities in its Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its respective investment objective. Sampling means that the Adviser uses a quantitative analysis to select securities from the Underlying Index’s universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These attributes and other characteristics include duration, maturity, credit quality, yield and coupon. The Adviser generally expects the Fund to hold less than the total number of securities in the Underlying Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

There also may be instances in which the Adviser may choose to (i) overweight a security in an Underlying Index, (ii) purchase securities not contained in the Underlying Index that the Adviser believe are appropriate to substitute for certain securities in that

Underlying Index or (iii) utilize various combinations of other available investment techniques in seeking to track an Underlying Index. Each Fund may sell securities that are represented in the applicable Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Additional information about the construction of each Fund’s Underlying Index is set forth below.

Citi RAFI Bonds Sovereign Emerging Markets Extended Local Currency Index (PowerShares Fundamental Emerging Markets Local Debt Portfolio)

The Citi RAFI Bonds Sovereign Emerging Markets Extended Local Currency Index measures the performance of local currency bonds that are issued by national governments from a set of emerging market countries. The Underlying Index uses specific government markets tracked by Citigroup Index LLC (“Citi Index”) and a proprietary weighting methodology from Research Affiliates (“RA”). As of October 31, 2015, the Underlying Index included local currency bonds issued by the national governments of 18 countries: Brazil, Chile, China (Offshore), Colombia, the Czech Republic, Hungary, Indonesia, Israel, Malaysia, Mexico, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand and Turkey; however, this universe may change in accordance with the Underlying Index’s methodology. Strictly in accordance with the Underlying Index’s guidelines and mandated procedures, securities must have a minimum maturity of one year to be included in the Underlying Index, and such securities’ national governments must have a minimum domestic sovereign debt rating of “C” by S&P and “Ca” by Moody’s and must meet a minimum outstanding amount requirement.

The eligibility of the countries is verified annually. The weights of each country are determined once per year based on RA’s methodology. The weights are effective on October 31 and the Underlying Index rebalances to these weights quarterly on January 31, April 30 and July 31. Each country is weighted by a combination of four fundamental measures: gross domestic product (converted to a common currency using purchasing power parity), population, land area from the World Bank, and data for energy consumption from the British Petroleum Statistical User of World Energy Report. RA uses five-year lagged average values for each of these metrics as the input for the country weights and then constructs four series of weights, one for each metric. The country weight in each of these is the proportion of that country’s GDP (or population, rescaled land area, energy use) to the aggregate GDP (population, rescaled land area, energy use) across all countries in the index. The composite weight for each country is determined by taking the equally weighted average of each country’s metrics across the four factors. For offshore markets, a country’s fundamental metric is scaled by the offshore market’s proportion of the country’s entire bond market.

The sum of the weights of sovereign issuers whose individual weights are greater than 4.5% cannot equal or exceed 45% of the total index. The constraint is implemented in a series of steps. Sovereign issuers are first sorted into two groups by weight. Group S contains the issuers whose weights in the index are less

13

than or equal to 4.5%; Group L contains those issuers whose weights are greater than 4.5%. If the total weight of the sovereign issuers in Group L is under 45%, the diversification constraint is satisfied. Otherwise, the weight of the lowest-weighted issuer in Group L is reset to 4.5% and the weights of all issuers, in both groups, are reset to total 100%. The process is repeated by resetting the second lowest-weighted issuer and onwards, until the Underlying Index meets the diversification constraint.

Each month, Citi Index reviews the composition of the Underlying Index and removes any bonds that no longer meet the eligibility requirements.

General Underlying Index Information for the KBW Nasdaq Funds

KBW Nasdaq selects the securities comprising each Underlying Index (each, a “KBW Nasdaq Index”) on the basis of relevance to the applicable market sector. The KBW Nasdaq Indexes are maintained by a five-member index committee (the “Index Committee”) consisting of four full-time employees and one full-time Nasdaq employee. The Index Committee meets at least quarterly and reviews any pending corporate actions impacting current index components as well as evaluates companies being considered for index inclusion and any relevant market news and events. The Index Committee also reviews the suitability of current index components on a quarterly basis using both quantitative and qualitative measures. The Index Committee reserves the right to alter index methodology and matters pertaining to index maintenance as necessary. All Index Committee discussions and meeting minutes are confidential.

Eligibility Criteria. To be eligible for inclusion in a KBW Nasdaq Index, a security must meet certain criteria, including, but not limited to:

•	be engaged or classified in the following industries relevant to the respective KBW Nasdaq Index, as determined by the Index Committee:

•	with respect to KBW Nasdaq Capital Markets Index, conduct business as broker-dealers, asset managers, trust and custody banks or exchanges;

•	with respect to KBW Nasdaq Insurance Index, be engaged in insurance activities;

•	be listed on the NYSE, NYSE MKT or NASDAQ;

•	have minimum float criteria of 20%;

•	be seasoned for three months on a recognized market;

•	have a market capitalization greater than or equal to the smallest index security’s market capitalization; and

•	have a minimum monthly average daily trading volume of 100,000 shares.

Periodic Component Adjustments. The criteria eligibility are applied quarterly. Security additions and deletions are made effective after the close of trading on the third Friday of March, June, September and December.

In the event of an extraordinary change in the nature of any component stock (e.g., delisting, merger, acquisition, change of principal business, etc.) in the respective KBW Nasdaq Index that will alter the overall market character of the respective KBW Nasdaq Index, the Index Committee will take appropriate actions to remove the stock or replace it at the next evaluation with another stock which would best represent the intended market character of the Underlying Index.

Additionally, if at any time during the year other than the evaluation, an index security no longer meets the eligibility criteria, or is otherwise determined to have become ineligible for inclusion in a given KBW Nasdaq Index, the security is removed from that Underlying Index and is replaced at the next evaluation.

KBW Nasdaq Capital Markets Index and KBW Nasdaq Insurance Index (PowerShares KBW Capital Markets Portfolio and PowerShares KBW Insurance Portfolio)

Calculation Methodology. The KBW Nasdaq Capital Markets Index and KBW Nasdaq Insurance Index are each a modified-market capitalization-weighted index.

At each quarter, each KBW Nasdaq Index is rebalanced such that the maximum weight of any index security does not exceed 8% and no more than five securities are at that cap. The excess weight of any capped security is distributed proportionally across the remaining index securities. If after redistribution, any of the five highest ranked index securities are weighted below 8%, these securities are not capped. Next, any remaining index securities in excess of 4% are capped at 4% and the excess weight will be redistributed proportionally across the remaining index securities. The process is repeated, if necessary, to derive the final weights.

The Index Committee, may, from time to time, exercise reasonable discretion as it deems appropriate in order to ensure KBW Nasdaq Index integrity.

Principal Risks of Investing in the Funds

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s “Summary Information” section.

Call Risk

If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, PowerShares Fundamental Emerging Markets Local Debt Portfolio may have to replace such called security with a lower yielding security. If that were to happen, net investment income for PowerShares Fundamental Emerging Markets Local Debt Portfolio could fall.

Cash Transaction Risk

Unlike most ETFs, PowerShares Fundamental Emerging Markets Local Debt Portfolio effects creations and redemptions principally for cash, rather than principally in-kind because of the nature of its investments. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because the Fund currently intends to effect redemptions principally for cash, rather than principally for in-kind securities, it may be required to sell portfolio securities in

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order to obtain the cash needed to distribute redemption proceeds. The Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind, and this may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process.

Changing Fixed-Income Market Conditions

PowerShares Fundamental Emerging Markets Local Debt Portfolio invests in fixed-income securities, which are subject to interest rate risk. The current historically low interest rate environment was created in part by the FRB and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and likely eventual increase in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may persist in the future, potentially leading to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. In addition, because of changing central bank policies, the Fund may experience higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs and potentially lower the Fund’s returns.

Currency Risk

Because the NAV of PowerShares Fundamental Emerging Markets Local Debt Portfolio is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s overall NAV. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Fund invests, causing an adverse impact on the Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Emerging Markets Sovereign Debt Risk

Investments in emerging markets sovereign debt carry a number of risks. Government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Historically, certain issuers of the government debt securities in which certain funds may invest have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness. Such restructuring arrangements have included obtaining additional credit to finance outstanding obligations and the reduction and rescheduling of payments of interest and principal through the negotiation of new or amended credit agreements. As a holder of government debt securities, certain funds may be asked to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the securities in which certain funds will invest will not be subject to restructuring arrangements or to requests for additional credit. In addition, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Fixed Income Securities Risk

PowerShares Fundamental Emerging Markets Local Debt Portfolio invests in fixed-income securities, which are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Securities issued by the U.S. Government are subject to limited credit risk; however, securities issued by U.S. Government agencies are not necessarily backed by the full faith and credit of the U.S. Government. Due to recent events in the fixed-income markets, including the potential impact of the Federal Reserve Board tapering its quantitative easing program, certain funds may be subject to heightened interest rate risk as a result of a rise in interest rates. In addition, the Fund is subject to the risk that interest rates may exhibit increased volatility, which could cause the Fund’s net asset value to fluctuate more. A decrease in fixed-income market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting the Fund’s return.

Index Risk

Unlike many investment companies that are “actively managed,” the Funds are “passive” investors and therefore do not utilize investing strategies that seek returns in excess of their respective Underlying Index. Therefore, certain funds would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that stock generally is underperforming. If a specific security is removed from an Underlying Index, certain Funds may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other

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types of mutual funds that actively manage their portfolio assets to take advantage of market opportunities.

Industry Concentration Risk

In following its methodology, certain funds’ Underlying Indexes from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, certain funds will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, certain funds face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which certain funds invest, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole. Information about the Funds’ exposure to a particular industry is available in the Funds’ Annual and Semi-Annual Reports to Shareholders, as well as on their Forms N-Q as filed with the SEC.

Liquidity Risk

Liquidity risk exists when a particular investment is difficult to purchase or sell. If certain funds invest in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. In the event that certain funds voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

Market Risk

The securities in each Underlying Index are subject to market fluctuations, and certain funds could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the respective Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risk

The Funds face numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of certain funds. Any of these factors may lead to the Shares trading at a premium or discount to certain funds’ NAV.

Non-Correlation Risk

Certain funds’ returns may not match the return of its Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, certain funds incur operating expenses not applicable to its Underlying Index and also incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. To the extent that certain funds have just commenced operations and/or has a relatively small amount of assets, those transaction costs could have a proportionally greater impact on that Fund. Additionally, if certain funds use a sampling approach, such sampling may result in returns that are not as well-correlated with the returns of its respective Underlying Index as would be the case if such Fund purchased all of the securities in its Underlying Index in the proportions represented in the Underlying Index.

The performance of certain funds and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints. Certain funds may fair value certain of the securities it holds. To the extent certain funds calculate its NAV based on fair value prices, the Fund’s ability to track its Underlying Index may be adversely affected. Since an Underlying Index is not subject to the tax diversification requirements to which the Funds must adhere, certain funds may be required to deviate its investments from the securities contained in, and relative weightings of, its Underlying Index. Certain funds may not invest in certain securities included in its Underlying Index due to liquidity constraints. Liquidity constraints also may delay certain funds’ purchase or sale of securities included in its Underlying Index. For tax efficiency purposes, certain funds may sell certain securities to realize losses, causing it to deviate from its respective Underlying Index.

The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact certain funds’ ability to track its Underlying Index. For example, in regulated industries, certain emerging or international markets and corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, certain funds may be restricted in its ability to acquire particular securities due to positions held by the Adviser’s affiliates.

The Adviser may not fully invest certain funds at times, either as a result of cash flows into the Fund or the need to reserve cash the Fund holds to meet redemptions and expenses, or low assets (particularly when certain funds are new and have operated for only a short period). If certain funds utilize a sampling approach, or futures or other derivative positions, its return may not correlate as well with the return of the respective Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index with the same weightings as its Underlying Index.

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Non-Diversified Fund Risk

Because each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price of the Funds than would occur in a diversified fund. This may increase the Funds’ volatility and cause the performance of a relatively small number of issuers to have a greater impact on certain funds’ performance.

Sampling Risk

Certain funds’ use of a representative sampling approach will result in their holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development to an issuer of securities that certain funds hold could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in certain funds are smaller, these risks will be greater. In addition, by sampling the securities in an Underlying Index, certain funds face the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s Underlying Index, thereby increasing tracking error.

Non-Principal Investment Strategies

After PowerShares Fundamental Emerging Markets Local Debt Portfolio invests at least 80% of its total assets in securities that comprise its Underlying Index and after PowerShares KBW Capital Markets Portfolio and PowerShares KBW Insurance Portfolio each invest at least 90% of its total assets in securities that comprise its respective Underlying Index, the Funds may invest their remaining assets in securities not included in their respective Underlying Index, in money market instruments, including repurchase agreements or other funds that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities and structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index). Convertible securities and structured notes may be used by certain funds in seeking performance that corresponds to its respective Underlying Index and in managing cash flows. The Adviser anticipates that it may take approximately three business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for the Adviser to fully reflect the additions to, and deletions from, each Fund’s Underlying Index in the portfolio composition of that Fund.

In accordance with 1940 Act rules, each Fund has adopted a policy to invest at least 80% of the value of net assets (plus the amount of any borrowing for investment purposes) in certain types of securities (e.g., for PowerShares Fundamental Emerging Markets Local Debt Portfolio, debt securities) or in an industry, (e.g., insurance or capital markets), as applicable, that is suggested by its name (for each Fund, an “80% investment policy”). Each Fund will meet its 80% investment policy by investing at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in such securities.

Each Fund considers the securities suggested by its name to be those securities that comprise its respective Underlying Index. Therefore, each Fund anticipates meeting its 80% investment policy because it already is required to invest at least 80% or 90%, as applicable, of the value of its total assets in securities that comprise its respective Underlying Index, in accordance with the terms of the Trust’s exemptive relief.

Each of the investment policies described herein, including each Fund’s investment objective and each 80% investment policy, constitutes a non-fundamental policy that the Board of Trustees (“Board”) of PowerShares Exchange-Traded Fund Trust II (the “Trust”) may change without shareholder approval, upon 60 days’ prior written notice to shareholders. The fundamental and non-fundamental policies of the Funds are set forth in the Trust’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”

Borrowing Money

Each Fund may borrow money up to the limits set forth in the Trust’s SAl under the section “Investment Restrictions,” for temporary or emergency purposes to meet shareholder redemptions.

Additional Risks of Investing in the Funds

The following provides additional risk information regarding investing in the Funds.

Index Provider Risk

The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in such index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.

Index Rebalancing Risk

Pursuant to the methodology that each Index Provider uses to calculate and maintain its Underlying Index, a security may be removed from certain funds’ Underlying Indexes at any time in the event the Underlying Index reaches certain limitations (e.g. foreign ownership limitations). As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of its Underlying Index may increase significantly.

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Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index to, for example, correct an error in the selection of constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.

Risks of Investing in Asia Pacific Companies

PowerShares Fundamental Emerging Markets Local Debt Portfolio may invest a portion of its assets in securities issued by companies in Asia Pacific countries. The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it likely will adversely impact the economic performance of other countries in the region. Increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility may adversely affect certain economies in the region.

Securities Lending Risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If certain funds that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to certain funds if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly.

Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and certain funds will bear any loss on the investment of its cash collateral.

Shares May Trade at Prices Different than NAV

The NAV of the Shares generally will fluctuate with changes in the market value of a Fund’s holdings. The market prices of Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on the exchange on which a Fund trades. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be related, but not identical, to the same forces influencing the prices of the securities of each Fund’s Underlying Index trading individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Trading Issues

Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on either NYSE Arca or the NASDAQ, (together, the “Exchanges”) may be halted due to market conditions or for reasons that, in the view of the relevant Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchanges is subject to trading halts caused by extraordinary market volatility pursuant to the Exchanges’ “circuit breaker” rules. There can be no assurance that the requirements of the relevant Exchange necessary to maintain the listing of each Fund will continue to be met or will remain unchanged.

Tax-Advantaged Structure of ETFs

Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, the Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind (except PowerShares Fundamental Emerging Markets Local Debt Portfolio, which is issued and redeemed principally for cash) in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on a Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual funds may need to sell portfolio securities to obtain cash to meet redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for a Fund or its shareholders.

Certain Funds may recognize gains as a result of rebalancing their securities holdings to reflect changes in the securities included in such Funds’ Underlying Indexes. Certain Funds may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this Prospectus.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Trust’s SAI, which is available at www.invescopowershares.com.

Management of the Funds

Invesco PowerShares Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. The Adviser serves as the investment adviser to the Trust, the PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Exchange-Traded

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Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust, a family of ETFs, with combined assets under management of approximately $48.0 billion as of January 31, 2016.

As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Funds’ investments, managing the Funds’ business affairs, providing certain clerical, bookkeeping and other administrative services for the Trust.

Portfolio Managers

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Funds and in overseeing the Sub-Adviser’s investment activities. This team approach brings together many disciplines and leverages the Adviser’s extensive resources.

Peter Hubbard, Vice President of the Trust, oversees all research, portfolio management and trading operations of each Fund and oversees and monitors the Sub-Adviser’s research, portfolio management and trading operations for PowerShares Senior Loan Portfolio. In this capacity, Mr. Hubbard oversees a team of portfolio managers (with Mr. Hubbard, the “Portfolio Managers”) who are responsible for the day-to-day management of the Funds. In managing the Funds, Mr. Hubbard receives management assistance from Philip Fang, Michael Jeanette, Gary Jones, Jeffrey W. Kernagis, Jonathan Nixon, Richard Ose, Theodore Samulowitz and Tony Seisser. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has limitations on his authority for risk management and compliance purposes that the Adviser believes to be appropriate.

Peter Hubbard, Vice President and Director of Portfolio Management of the Adviser, has been responsible for each Fund since its inception and has been associated with the Adviser since 2005.

Philip Fang, Vice President and Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust since July 2010 and has been associated with the Adviser since 2007.

Michael Jeanette, Vice President of Portfolio Management and Senior Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust since August 2008 and has been associated with the Adviser since 2008.

Gary Jones, Vice President and Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust since January 2012 and has been associated with the Adviser since December 2010.

Jeffrey W. Kernagis, Vice President and Senior Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust since their inception and has been associated with the Adviser since 2007.

Jonathan Nixon, Vice President and Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust since

February 2015 and has been associated with the Adviser since 2011.

Richard Ose, Vice President and Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust since their inception. Mr. Ose has been associated with the Adviser since 2011.

Theodore Samulowitz, Vice President and Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust since May 2012 and has been associated with the Adviser since 2012. From 2010 to 2012, he was the Managing Partner of Endurance Capital Markets LLC.

Tony Seisser, Vice President and Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust since February 2014 and has been associated with the Adviser since 2013. From 2010 to 2013, he was employed by Guggenheim Funds Distributors, Inc.

The Trust’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers’ ownership of Shares.

Advisory Fees

Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”),, each Fund pays the Adviser an annual unitary management fee equal to a percentage of its average daily net assets set forth in the chart below:

Fund	Management Fee
PowerShares Fundamental Emerging Markets Local Debt Portfolio	0.50%
PowerShares KBW Capital Markets Portfolio	0.35%
PowerShares KBW Insurance Portfolio	0.35%

Out of each Fund’s unitary management fee, the Adviser pays substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including Acquired Fund Fees and Expenses, if any).

The Funds may invest in money market funds that are managed by affiliates of the Adviser. The indirect portion of the management fee that a Fund incurs through such investments is in addition to the Adviser’s unitary management fee. Therefore, the Adviser has agreed to waive the management fees that it receives in an amount equal to the indirect management fees that a Fund incurs through its investments in affiliated money market funds through August 31, 2017. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to each Fund is available in the Trust’s semi-annual report to shareholders for the period ended April 30, 2015.

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How to Buy and Sell Shares

Each Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.

Most investors will buy and sell Shares of each Fund in the secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on an Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd-lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of each Fund trade on the NYSE Arca under the following symbols:

Fund	Symbol
PowerShares Fundamental Emerging Markets Local Debt Portfolio	PFEM
PowerShares KBW Capital Markets Portfolio	KBWC
PowerShares KBW Insurance Portfolio	KBWI

Share prices are reported in dollars and cents per Share.

APs may acquire Shares directly from each Fund, and APs may tender their Shares for redemption directly to each Fund, at NAV per share, only in Creation Units or Creation Unit Aggregations, and in accordance with procedures described in the SAI.

Each Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depositary Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares of each Fund on its respective Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of each Fund.

The approximate value of Shares of each Fund, an amount representing on a per share basis the sum of the current market price of the cash (“Deposit Cash”) or securities (“Deposit Securities”) and any estimated cash component, as applicable, accepted by a Fund in exchange for Shares of the Fund is disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. With respect to those Funds that invest in foreign securities, as the respective international local markets close, the market value of the Deposit Cash or Deposit Securities, as applicable, will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second interval. This approximate value should not be viewed as a “real-time” update of the NAV per Share of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares and the Funds do not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Shares

Shares of the Funds may be purchased and redeemed directly from the Funds only in Creation Units by APs. The vast majority of trading in Shares of the Funds occurs on the secondary market and does not involve a Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares of a Fund. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to a Fund and increased transaction costs, which could negatively impact a Fund’s ability to achieve its investment objective and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, each Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Funds reserve the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Funds, or otherwise not in the best interests of the Funds. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares of PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares KBW Capital Markets Portfolio and PowerShares KBW Insurance Portfolio. With respect to PowerShares Fundamental Emerging Markets Local Debt Portfolio, in recognition of the nature of such Fund’s investments and that Shares of such Fund are purchased and redeemed

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in Creation Units principally for cash, the Board has adopted policies and procedures with respect to frequent purchases and redemptions of Shares of such Fund, which incorporate the practices described above, as well as additional trade monitoring for market timing activities.

Dividends, Other Distributions and Taxes

Dividends and Other Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid monthly for PowerShares Fundamental Emerging Markets Local Debt Portfolio, and are declared and paid quarterly for PowerShares KBW Capital Markets Portfolio and PowerShares KBW Insurance Portfolio. Each Fund also intends to distribute its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information only. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

•	Your Fund makes distributions,

•	You sell your Shares, and

•	You purchase or redeem Creation Units.

Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid monthly for PowerShares Fundamental Emerging Markets Local Debt Portfolio, and ordinarily are declared and paid quarterly for PowerShares KBW Capital Markets Portfolio and PowerShares KBW Insurance Portfolio, as applicable. Each Fund also may pay a special distribution at the end of the calendar year to comply with federal tax requirements and/or to minimize or eliminate federal tax liability. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in Shares (if reinvestment is available from the broker through whom you purchased your Shares). Dividends paid to you out of a Fund’s net investment income and net realized short-term capital gains, if any, are taxable as ordinary income. Although (1) a Fund’s dividends attributable to its “qualified dividend income” generally will be subject to federal income tax for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain restrictions with respect to their Shares at the lower maximum rates for long-term capital gains described in the next paragraph and (2) a portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations, each Fund does not expect to distribute a significant amount of dividends eligible for those lower rates or deduction.

Distributions to you of long-term net capital gains, if any, in excess of net short-term capital losses) are taxable as long-term capital gains, regardless of how long you have held the Shares. Those gains of individual shareholders generally are subject to federal income tax at the maximum rates of 15% (20% for certain high income taxpayers).

Distributions to you in excess of a Fund’s current and accumulated earnings and profits, if any, are treated as a tax-free return of capital to the extent of your basis in your Shares and as capital gain thereafter. A distribution will reduce a Fund’s NAV per Share and may be taxable to you (as ordinary income or long-term capital gain) even though, from an investment standpoint, the distribution constitutes a partial return of capital.

By law, a Fund is required to withhold 28% of distributions otherwise payable to you if you are an individual shareholder and have not provided a correct social security number or other taxpayer identification number or are otherwise subject to backup withholding.

Taxes on Share Sales

Any capital gain or loss you realize upon a sale of Shares generally is treated as long-term capital gain or loss if you hold the Shares for more than one year and as short-term capital gain or loss if you hold the Shares for one year or less. Your ability to deduct capital losses realized on a sale of Shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP that exchanges securities for a Creation Unit generally will recognize a gain or a loss equal to the difference between the market value of the Creation Unit and the sum of the AP’s aggregate basis in the securities surrendered plus any cash component paid. An AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP’s basis in the Creation Unit and the aggregate market value of the securities received plus or minus an amount, if any, equal to the difference between the NAV of the redeemed Shares, as next determined after receipt of a request in proper form, and the value of those securities. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP’s economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.

Any capital gain or loss realized upon redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

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If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and the price thereof.

Foreign Income Taxes

Certain foreign governments levy withholding or other taxes on dividend and interest income. A Fund also may be subject to foreign income taxes with respect to other income. Although in some countries a portion of these taxes may be recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

A Fund may elect to pass its credits for foreign income taxes, subject to certain limitations, through to its shareholders for a taxable year if more than 50% of its assets at the close of the year, by value, consist of stock and securities of foreign corporations. If a Fund makes this election, each shareholder will be treated as having paid a proportionate share of the Fund’s foreign income taxes, but the shareholder must include an equal amount in gross income.

The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Funds. It is not a substitute for personal tax advice. You also may be subject to state, local, and/or foreign tax on a Fund’s distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Funds’ Shares under all applicable tax laws.

Distributor

Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

The Bank of New York Mellon (“BNYM”) calculates each Fund’s NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than trade date plus one day. All valuations are subject to review by the Trust’s Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price that day as of the close of the exchange where the security is primarily traded. The NAV for each Fund will be calculated and disseminated daily, on each day that the NYSE is open. Debt and securities not listed on an exchange normally are valued on the basis of prices provided by independent pricing services. If a security’s market price is not readily available, the security will be valued using pricing provided from independent pricing services or by another method in accordance with the Trust’s valuation policies and procedures approved by the Board.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board.

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index. This may adversely affect a Fund’s ability to track its Underlying Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

Fund Service Providers

BNYM, 101 Barclay Street, New York, New York 10286, is the administrator, custodian and fund accounting and transfer agent for each Fund.

K&L Gates LLP, 70 W. Madison Street, Suite 3100, Chicago, Illinois 60602, and 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606, serves as the Funds’ independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for auditing the annual financial statements of each Fund and performs other related audit services.

Financial Highlights

The financial highlights tables below are intended to help you understand each Fund’s financial performance for the period since the Fund’s inception. Certain information reflects financial results for a single Share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds’ financial statements, which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report for the fiscal year ended October 31, 2015, which is available upon request.

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PowerShares Fundamental Emerging Markets Local Debt Portfolio (PFEM)

Effective as of the close of markets on March 18, 2016, the Fund will cease trading and liquidate thereafter.

	Year Ended October 31,		For the Period May 6, 2013(a) Through October 31, 2013
	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$20.66	$22.62	$25.00
Net investment income(b)	0.90	0.94	0.44
Net realized and unrealized gain (loss) on investments	(3.45)	(1.96)	(2.56)
Total from investment operations	(2.55)	(1.02)	(2.12)
Distributions to shareholders from:
Net investment income	(0.19)	(0.18)	—
Return of capital	(0.71)	(0.79)	(0.46)
Total distributions	(0.90)	(0.97)	(0.46)
Transaction fees(b)	0.02	0.03	0.03
Net increase from payments from service providers	—	—	0.17
Net asset value at end of period	$17.23	$20.66	$22.62
Market price at end of period(c)	$17.20	$20.78	$22.59
Net Asset Value Total Return(d)	(12.49)%	(4.48)%	(7.65	)%(e)(f)
Market Price Total Return(d)	(13.18)%	(3.81)%	(7.77	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$4,308	$4,132	$4,524
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50	%(g)
Net investment income	4.85%	4.38%	3.99	%(g)
Portfolio turnover rate(h)	8%	23%	56%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (May 9, 2013, the first day of trading on the exchange) to October 31, 2013 was (7.65)%. The market price total return from Fund Inception to October 31, 2013 was (8.32)%.

(f)

Amount includes the effect of the payments from service providers related to the economic impact of a transaction. Had the payments not been made, the net asset value total return would have been (8.34)%.

(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares KBW Capital Markets Portfolio (KBWC)

Effective as of the close of markets on March 18, 2016, the Fund will cease trading and liquidate thereafter.

	Year Ended October 31,			For the Period November 1, 2011(a) Through October 31, 2012
	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$52.92	$45.12	$31.64	$30.49
Net investment income(b)	0.81	0.70	0.52	0.61
Net realized and unrealized gain on investments	1.06	7.80	13.70	1.73
Total from investment operations	1.87	8.50	14.22	2.34
Distributions to shareholders from:
Net investment income	(0.82)	(0.70)	(0.74)	(1.19)
Net realized gains	(0.32)	—	—	—
Total distributions	(1.14)	(0.70)	(0.74)	(1.19)
Net asset value at end of period	$53.65	$52.92	$45.12	$31.64
Market price at end of period(c)	$53.78	$52.91	$45.17	$31.62
Net Asset Value Total Return(d)	3.48%	18.95%	45.55%	7.79%
Market Price Total Return(d)	3.75%	18.79%	45.89%	7.72%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$8,048	$5,292	$11,279	$1,582
Ratio to average net assets of:
Expenses, after Waivers	0.35%	0.35%	0.36%	0.16	%(e)
Expenses, prior to Waivers	0.35%	0.35%	0.36%	0.35	%(e)
Net investment income, after Waivers	1.48%	1.44%	1.30%	1.98	%(e)
Portfolio turnover rate(f)	20%	16%	38%	6%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

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PowerShares KBW Insurance Portfolio (KBWI)

Effective as of the close of markets on March 18, 2016, the Fund will cease trading and liquidate thereafter.

	Year Ended October 31,			For the Period November 1, 2011(a) Through October 31, 2012
	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$68.09	$61.66	$42.96	$38.33
Net investment income(b)	1.14	1.14	0.94	1.42
Net realized and unrealized gain on investments	3.23	6.38	18.73	4.54
Total from investment operations	4.37	7.52	19.67	5.96
Distributions to shareholders from:
Net investment income	(1.14)	(1.09)	(0.97)	(1.33)
Net asset value at end of period	$71.32	$68.09	$61.66	$42.96
Market price at end of period(c)	$71.44	$68.03	$61.76	$42.95
Net Asset Value Total Return(d)	6.46%	12.25%	46.44%	15.91%
Market Price Total Return(d)	6.75%	11.96%	46.72%	15.89%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$14,265	$6,809	$9,250	$2,148
Ratio to average net assets of:
Expenses, after Waivers	0.35%	0.35%	0.36%	0.11	%(e)
Expense, prior to Waivers	0.35%	0.35%	0.36%	0.35	%(e)
Net investment income, after Waivers	1.64%	1.76%	1.74%	3.61	%(e)
Portfolio turnover rate(f)	13%	14%	3%	5%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

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Index Providers

No entity that creates, compiles, sponsors or maintains an Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of a Fund.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Indexes.

Each Underlying Index is calculated and maintained by its respective Index Provider. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. Each Fund is entitled to use its Underlying Index pursuant to a sublicensing agreement with the Adviser.

Citigroup Index LLC. Citigroup Index LLC is the Index Provider for the Underlying Index of PowerShares Fundamental Emerging Markets Local Debt Portfolio. Citigroup Index LLC is not affiliated with the Trust, the Adviser or the Distributor. CITI is a registered trademark and service mark of Citigroup Inc. or its affiliates, is used and registered throughout the world, and is used under license for certain purposes by the Adviser. Each of those Funds is entitled to use its respective Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Keefe, Bruyette & Woods. “Keefe, Bruyette & Woods,” “Keefe, Bruyette & Woods, Inc.,” “KBW Nasdaq Capital Markets Index,” “KBW Nasdaq Insurance Index” and “KBW Nasdaq” are trademarks of KBW Nasdaq and have been licensed for use by the Adviser. Each Fund is entitled to use its Underlying Index pursuant to a sublicensing agreement with the Adviser.

Set forth below is a list of each Fund and its Underlying Index:

Fund	Underlying Index
PowerShares Fundamental Emerging Markets Local Debt Portfolio	Citi RAFI Bonds Sovereign Emerging Markets Extended Local Currency Index
PowerShares KBW Capital Markets Portfolio	KBW Nasdaq Capital Markets Index
PowerShares KBW Insurance Portfolio	KBW Nasdaq Insurance Index

Disclaimers

Citi Index and Research Affiliates. The PowerShares Fundamental Emerging Markets Local Debt Portfolio (the “Fund”) is not sponsored, endorsed, sold or promoted by Citigroup Index LLC (“Citi Index”) or any of its affiliates or Research Affiliates, LLC (“RA”) or any of its affiliates. Citi Index and RA make no representation or warranty, express or implied, to the owners or prospective owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of its Citi RAFI Bonds Sovereign Emerging Markets Extended Local Currency Index or the ability of the Citi RAFI Bonds Sovereign Emerging Markets Extended Local

Currency Index to track general bond market performance. Citi Index’s and RA’s only relationship to the Adviser is the licensing or provision of certain information, data, trademarks and trade names, as applicable. The Citi RAFI Bonds Sovereign Emerging Markets Extended Local Currency Index is determined, composed and calculated by Citi Index and RA without regard to the Adviser or the Fund. Citi Index and RA have no obligation to take the needs of the Adviser or the owners or prospective owners of the Funds into consideration in determining, composing or calculating the Citi RAFI Bonds Sovereign Emerging Markets Extended Local Currency Index. Citi Index and RA are not responsible for and have not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. Citi Index and RA have no obligation or liability in connection with the administration, marketing or trading of the Fund.

CITI INDEX AND RA DO NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE CITI RAFI BONDS SOVEREIGN EMERGING MARKETS EXTENDED LOCAL CURRENCY INDEX OR ANY DATA INCLUDED THEREIN, OR FOR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO, AND CITI INDEX AND RA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. CITI INDEX AND RA MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OR PROSPECTIVE OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CITI RAFI BONDS SOVEREIGN EMERGING MARKETS EXTENDED LOCAL CURRENCY INDEX OR ANY DATA INCLUDED THEREIN. CITI INDEX AND RA MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CITI RAFI BONDS SOVEREIGN EMERGING MARKETS EXTENDED LOCAL CURRENCY INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL CITI INDEX AND RA HAVE ANY LIABILITY FOR ANY DIRECT, SPECIAL, PUNITIVE, INDIRECT, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Research Affiliates. The trademarks Fundamental IndexTM , RAFITM, Research Affiliates EquityTM and the Research AffiliatesTM trademark and corporate name and all related logos are the exclusive intellectual property of Research Affiliates, LLC and in some cases are registered trademarks in the U.S. and other countries. Various features of the Fundamental IndexTM methodology, including an accounting data-based non-capitalization data processing system and method for creating and weighting an index of securities, are protected by various patents, and patent-pending intellectual property of Research Affiliates, LLC. (See all applicable US Patents, Patent Publications, Patent Pending

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intellectual property and protected trademarks located at http://www.researchaffiliates.com/Pages/legal.aspx#d, which are fully incorporated herein.) Any use of these trademarks, logos, patented or patent pending methodologies without the prior written permission of Research Affiliates, LLC, is expressly prohibited. Research Affiliates, LLC, reserves the right to take any and all necessary action to preserve all of its rights, title, and interest in and to these marks, patents or pending patents.

Investors should be aware of the risks associated with data sources and quantitative processes used in our investment management process. Errors may exist in data acquired from third party vendors, the construction of model portfolios, and in coding related to the index and portfolio construction process. While Research Affiliates takes steps to identify data and process errors so as to minimize the potential impact of such errors on index and portfolio performance, we cannot guarantee that such errors will not occur.

NEITHER THE ADVISER NOR RESEARCH AFFILIATES, LLC GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN, AND NEITHER SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS RESTATEMENTS, RE-CALCULATIONS, OR INTERRUPTIONS THEREIN. NEITHER THE ADVISER NOR RESEARCH AFFILIATES, LLC MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUNDS, OWNERS OF THE SHARES OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER THE ADVISER NOR RESEARCH AFFILIATES, LLC MAKES ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE ADVISER OR RESEARCH AFFILIATES, LLC HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) ARISING OUT OF MATTERS RELATING TO THE USE OF THE UNDERLYING INDEXES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

KBW Nasdaq. The Shares of each of PowerShares KBW Capital Markets Portfolio and PowerShares KBW Insurance Portfolio, each a series of the Trust, are not sponsored, endorsed, sold or promoted by KBW Nasdaq. KBW Nasdaq makes no representation or warranty, express or implied, to the owners of the Shares or any member of the public regarding the advisability of investing in securities generally or in the Shares particularly or the ability of the Underlying Indexes to track general stock market performance. KBW Nasdaq’s only relationship to the Adviser is the licensing of certain trademarks and trade names of KBW Nasdaq and of the Underlying Indexes which are determined, composed and calculated by KBW Nasdaq without regard to the Adviser, the Trust, each Fund or the Shares. KBW Nasdaq has no obligation to take the needs of the Adviser or the owners of the Shares into consideration in determining, composing or calculating the Underlying Indexes. KBW Nasdaq is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Shares. KBW Nasdaq has no obligation or liability in connection with the administration, marketing or trading of the Shares.

KBW NASDAQ DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEXES AND/OR ANY DATA INCLUDED THEREIN. KBW NASDAQ MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE TRUST, THE FUNDS OR ANY OWNER OF THE SHARES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. KBW NASDAQ MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL KBW NASDAQ HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes even if notified of the possibility of such damages.

Premium/Discount Information

Information on the daily NAV per Share for each Fund can be found at www.invescopowershares.com. Additionally, information regarding how often the Shares of each Fund traded on NYSE Arca or NASDAQ, as applicable, at a price above (at a premium) or below (at a discount) the NAV of the Fund during the prior calendar year and subsequent quarters, can be found at www.invescopowershares.com.

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies (and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act) in the securities of other investment companies. However, registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such

26

investment companies enter into a participant agreement with the Trust on behalf of a Fund prior to exceeding the limits imposed by Section 12(d)(1). Additionally, each Fund is permitted to invest in other registered investment companies beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in another exemptive order that the SEC has issued to the Trust. If a Fund relies on this exemptive relief, however, other investment companies may not invest in that Fund beyond the statutory provisions of Section 12(d)(1).

Continuous Offering

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is available with respect to transactions on a national exchange.

Delivery of Shareholder Documents—Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

For More Information

For more detailed information on the Trust, the Funds and the Shares, you may request a copy of the Trust’s SAI. The SAI provides detailed information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI legally is a part of this Prospectus. Additional information about the Funds’ investments also is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year. If you have questions about the Funds or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report free of charge, or to make Shareholder inquiries, please:

Call:	Invesco Distributors, Inc. at 1.800.983.0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time

Write:	PowerShares Exchange-Traded Fund Trust II c/o Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173

Visit:	www.invescopowershares.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street N.E., Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about a Fund and its Shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Funds’ Shares, whether or not participating in this distribution, generally are required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-21977.

27

PowerShares Exchange-Traded Fund Trust II	P-PS-PRO-FIX-EQI-1
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
www.invescopowershares.com 800.983.0903

@PowerShares

Investment Company Act File No. 811-21977

PowerShares Exchange-Traded Fund Trust II

STATEMENT OF
ADDITIONAL INFORMATION

Dated February 29, 2016

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectuses, each dated February 29, 2016, for the PowerShares Exchange-Traded Fund Trust II (the “Trust”), relating to the series of the Trust listed below (each a “Fund” and, collectively the “Funds”), as such Prospectuses may be revised from time to time.

Fund

Principal U.S. Listing Exchange

Ticker

PowerShares 1-30 Laddered Treasury Portfolio

NYSE Arca, Inc.

PLW

PowerShares Build America Bond Portfolio

NYSE Arca, Inc.

BAB

PowerShares California AMT-Free Municipal Bond Portfolio

NYSE Arca, Inc.

PWZ

PowerShares CEF Income Composite Portfolio

NYSE Arca, Inc.

PCEF

PowerShares Chinese Yuan Dim Sum Bond Portfolio

NYSE Arca, Inc.

DSUM

PowerShares Contrarian Opportunities Portfolio

NYSE Arca, Inc.

CNTR

PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio

NYSE Arca, Inc.

FXEP

PowerShares DWA Developed Markets Momentum Portfolio

NYSE Arca, Inc.

PIZ

PowerShares DWA Emerging Markets Momentum Portfolio

NYSE Arca, Inc.

PIE

PowerShares DWA SmallCap Momentum Portfolio

NYSE Arca, Inc.

DWAS

PowerShares DWA Tactical Sector Rotation Portfolio

The NASDAQ Stock Market LLC

DWTR

PowerShares Emerging Markets Infrastructure Portfolio

NYSE Arca, Inc.

PXR

PowerShares Emerging Markets Sovereign Debt Portfolio

NYSE Arca, Inc.

PCY

PowerShares Europe Currency Hedged Low Volatility Portfolio

NYSE Arca, Inc.

FXEU

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio

NYSE Arca, Inc.

PAF

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio

NYSE Arca, Inc.

PXF

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio

NYSE Arca, Inc.

PDN

PowerShares FTSE RAFI Emerging Markets Portfolio

NYSE Arca, Inc.

PXH

PowerShares Fundamental Emerging Markets Local Debt Portfolio

NYSE Arca, Inc.

PFEM*

PowerShares Fundamental High Yield® Corporate Bond Portfolio

NYSE Arca, Inc.

PHB

PowerShares Fundamental Investment Grade Corporate Bond Portfolio

NYSE Arca, Inc.

PFIG

PowerShares Global Agriculture Portfolio

The NASDAQ Stock Market LLC

PAGG

PowerShares Global Clean Energy Portfolio

NYSE Arca, Inc.

PBD

PowerShares Global Gold and Precious Metals Portfolio

The NASDAQ Stock Market LLC

PSAU

PowerShares Global Short Term High Yield Bond Portfolio

NYSE Arca, Inc.

PGHY

PowerShares Global Water Portfolio

NYSE Arca, Inc.

PIO

PowerShares International BuyBack Achievers™ Portfolio

The NASDAQ Stock Market LLC

IPKW

PowerShares International Corporate Bond Portfolio

NYSE Arca, Inc.

PICB

PowerShares Japan Currency Hedged Low Volatility Portfolio

NYSE Arca, Inc.

FXJP

PowerShares KBW Bank Portfolio

NYSE Arca, Inc.

KBWB

PowerShares KBW Capital Markets Portfolio

NYSE Arca, Inc.

KBWC*

PowerShares KBW High Dividend Yield Financial Portfolio

NYSE Arca, Inc.

KBWD

PowerShares KBW Insurance Portfolio

NYSE Arca, Inc.

KBWI*

PowerShares KBW Premium Yield Equity REIT Portfolio

NYSE Arca, Inc.

KBWY

PowerShares KBW Property & Casualty Insurance Portfolio

NYSE Arca, Inc.

KBWP

PowerShares KBW Regional Banking Portfolio

NYSE Arca, Inc.

KBWR

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio

The NASDAQ Stock Market LLC

LDRI

PowerShares National AMT-Free Municipal Bond Portfolio

NYSE Arca, Inc.

PZA

PowerShares New York AMT-Free Municipal Bond Portfolio

NYSE Arca, Inc.

PZT

PowerShares Preferred Portfolio

NYSE Arca, Inc.

PGX

PowerShares Russell 1000 Equal Weight Portfolio

NYSE Arca, Inc.

EQAL

PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio

NYSE Arca, Inc.

XRLV

PowerShares S&P 500® High Beta Portfolio

NYSE Arca, Inc.

SPHB

PowerShares S&P 500® High Dividend Low Volatility Portfolio

NYSE Arca, Inc.

SPHD

PowerShares S&P 500® Low Volatility Portfolio

NYSE Arca, Inc.

SPLV

PowerShares S&P 500 Momentum Portfolio

NYSE Arca, Inc.

SPMO

PowerShares S&P 500 Value Portfolio

NYSE Arca, Inc.

SPVU

PowerShares S&P Emerging Markets High Beta Portfolio

NYSE Arca, Inc.

EEHB**

PowerShares S&P Emerging Markets Low Volatility Portfolio

NYSE Arca, Inc.

EELV

PowerShares S&P International Developed High Beta Portfolio

NYSE Arca, Inc.

IDHB**

PowerShares S&P International Developed High Quality Portfolio

NYSE Arca, Inc.

IDHQ**

PowerShares S&P International Developed Low Volatility Portfolio

NYSE Arca, Inc.

IDLV

PowerShares S&P MidCap Low Volatility Portfolio

NYSE Arca, Inc.

XMLV

PowerShares S&P SmallCap Consumer Discretionary Portfolio

The NASDAQ Stock Market LLC

PSCD

PowerShares S&P SmallCap Consumer Staples Portfolio

The NASDAQ Stock Market LLC

PSCC

PowerShares S&P SmallCap Energy Portfolio

The NASDAQ Stock Market LLC

PSCE

PowerShares S&P SmallCap Financials Portfolio

The NASDAQ Stock Market LLC

PSCF

Fund

Principal U.S. Listing Exchange

Ticker

PowerShares S&P SmallCap Health Care Portfolio

The NASDAQ Stock Market LLC

PSCH

PowerShares S&P SmallCap Industrials Portfolio

The NASDAQ Stock Market LLC

PSCI

PowerShares S&P SmallCap Information Technology Portfolio

The NASDAQ Stock Market LLC

PSCT

PowerShares S&P SmallCap Low Volatility Portfolio

NYSE Arca, Inc.

XSLV

PowerShares S&P SmallCap Materials Portfolio

The NASDAQ Stock Market LLC

PSCM

PowerShares S&P SmallCap Utilities Portfolio

The NASDAQ Stock Market LLC

PSCU

PowerShares Senior Loan Portfolio

NYSE Arca, Inc.

BKLN

PowerShares Variable Rate Preferred Portfolio

NYSE Arca, Inc.

VRP

PowerShares VRDO Tax-Free Weekly Portfolio

NYSE Arca, Inc.

PVI

*
Effective as of the close of markets on March 18, 2016, the following Funds will cease trading and liquidate thereafter.

Fund

Principal U.S. Listing Exchange

Ticker

PowerShares Fundamental Emerging Markets Local Debt Portfolio

NYSE Arca, Inc.

PFEM

PowerShares KBW Capital Markets Portfolio

NYSE Arca, Inc.

KBWC

PowerShares KBW Insurance Portfolio

NYSE Arca, Inc.

KBWI

**
Effective as of the close of markets on March 18, 2016, each Fund’s name will change and the ticker symbol for the first two Funds listed below will change as follows:

Fund

Principal U.S. Listing Exchange

Ticker

PowerShares S&P Emerging Markets Momentum Portfolio

NYSE Arca, Inc.

EEMO

PowerShares S&P International Developed Momentum Portfolio

NYSE Arca, Inc.

IDMO

PowerShares S&P International Developed Quality Portfolio

NYSE Arca, Inc.

IDHQ

Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted. A copy of each Prospectus may be obtained without charge by writing to the Trust’s Distributor, Invesco Distributors, Inc. (the “Distributor”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, or by
calling toll free 800.983.0903. The audited financial statements for each Fund contained in each Fund’s 2015 Annual Report and the related report of PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm, are incorporated herein by reference in the section “Financial Statements.” No other portions of the Trust’s Annual Reports are incorporated herein by reference.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series or portfolios. The
Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of 68 Funds. This SAI contains information for 66 of the Funds. Each Fund
(except as indicated below) is “non-diversified,” and as such, each such Fund’s investments are not required to meet certain diversification requirements under the 1940 Act. The following Funds are classified as
“diversified”: PowerShares Build America Bond Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Contrarian Opportunities Portfolio, PowerShares DWA Developed Markets
Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio, PowerShares DWA SmallCap Momentum Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI
Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental High Yield®
Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio,
PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares Russell 1000 Equal Weight Portfolio, PowerShares S&P 500® High Dividend Low Volatility Portfolio, PowerShares S&P
International Developed High Quality Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap
Information Technology Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio. The shares of each of the Funds are referred to in this SAI as “Shares.”

Effective as of the close of markets on March 18, 2016, certain Fund names will change, as set forth below:

Current Fund Name

Fund Name after March 18, 2016

PowerShares Emerging Markets High Beta Portfolio

PowerShares S&P Emerging Markets Momentum Portfolio

PowerShares S&P International Developed High Beta Portfolio

PowerShares S&P International Developed Momentum Portfolio

PowerShares S&P International Developed High Quality Portfolio

PowerShares S&P International Developed Quality Portfolio

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its specific benchmark index (each, an “Underlying Index”). Invesco PowerShares Capital Management LLC (the “Adviser”), an indirect, wholly-owned subsidiary of Invesco Ltd., manages the
Funds.

With respect to PowerShares Senior Loan Portfolio, the Adviser has entered into an investment sub-advisory agreement with an affiliate to serve as investment sub-adviser to the Fund. The affiliated sub-adviser, Invesco Senior Secured Management, Inc. (“Invesco Senior Secured” or the “Sub-Adviser”), is registered as an investment adviser under the
Investment Advisers Act of 1940 (the “Advisers Act”). The Sub-Adviser is an indirect, wholly-owned subsidiary of Invesco Ltd.

Each Fund (except as indicated below) issues and redeems Shares at net asset value (“NAV”) only in aggregations of 50,000 Shares
(each a “Creation Unit” or a “Creation Unit Aggregation”). The following Funds issue and redeem Shares at NAV in aggregations of 100,000 Shares: PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental High
Yield® Corporate Bond Portfolio, PowerShares Senior Loan Portfolio and PowerShares Variable Rate Preferred Portfolio.

Each Fund (except as indicated below) issues and redeems Creation Units principally in exchange for a basket of securities included in its
Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”), plus certain transaction fees; however, such Funds also reserve the right to permit or require Creation Units to be issued in exchange for cash. PowerShares Build America Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Fundamental Emerging Markets
Local Debt Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO
Tax-Free Weekly Portfolio issue and redeem Shares at NAV in Creation Unit Aggregations principally for cash, calculated based on the NAV per Share, multiplied by the number of Shares representing a Creation Unit (“Deposit Cash”), plus certain transaction fees; however, such Funds also reserve the right to permit or require Creation Units to be issued in exchange for Deposit securities together with the deposit of a Cash Component.

Shares of the following Funds are listed on NYSE Arca, Inc. (“NYSE Arca”) (each such Fund is an “NYSE Arca-listed Fund”):
PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Build America Bond Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio,
PowerShares Contrarian Opportunities Portfolio, PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio, PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio, PowerShares DWA
SmallCap Momentum Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Europe Currency Hedged Low Volatility Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan
Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental Emerging Markets Local Debt
Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Clean Energy Portfolio,
PowerShares Global Short Term High Yield Bond Portfolio, PowerShares Global Water Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares Japan Currency Hedged Low Volatility Portfolio, PowerShares KBW Bank Portfolio, PowerShares
KBW Capital Markets Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio,
PowerShares KBW Regional Banking Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares Preferred Portfolio, PowerShares Russell 1000 Equal Weight Portfolio, PowerShares
S&P 500® ex-Rate Sensitive Low Volatility Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® High Dividend Low Volatility Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P 500 Momentum Portfolio,
PowerShares S&P 500 Value Portfolio PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio, PowerShares S&P
International Developed High Quality Portfolio, PowerShares S&P International Developed Low Volatility Portfolio, PowerShares S&P MidCap Low Volatility Portfolio, PowerShares S&P SmallCap Low Volatility Portfolio, PowerShares Senior Loan
Portfolio, PowerShares Variable Rate Preferred Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio.

Shares of the following Funds
are listed on The NASDAQ Stock Market LLC (“NASDAQ”) (each such Fund is a “NASDAQ-listed Fund”): PowerShares DWA Tactical Sector Rotation Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Gold and Precious
Metals Portfolio, PowerShares International BuyBack Achievers™ Portfolio, PowerShares LadderRite 0-5 Year Corporate Bond Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples
Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap
Information Technology Portfolio, PowerShares S&P SmallCap Materials Portfolio and PowerShares S&P SmallCap Utilities Portfolio. Together, NYSE Arca and NASDAQ are the “Exchanges,” and each is an “Exchange.”

Shares trade on the respective Exchanges at market prices that may be below, at, or above NAV. In the event of the liquidation of a Fund, the
Trust may decrease the number of Shares in a Creation Unit.

Each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. See the “Creation and Redemption of Creation Unit Aggregations”
section. To offset the added brokerage and other transaction costs a Fund incurs with using cash to purchase the requisite Deposit Securities, during each instance of cash creations or redemptions, the Funds may impose transaction fees that will be higher than the transaction fees associated with in-kind creations or redemptions. For more information, see the section below titled “Creation and Redemption of Creation Unit Aggregations.”

EXCHANGE LISTING AND TRADING

Shares of each NYSE Arca-listed Fund and each NASDAQ-listed Fund are listed for trading, and trade throughout the day, on their respective
Exchanges.

There can be no assurance that a Fund will continue to meet the requirements of the Exchanges necessary to maintain the listing of its Shares. The applicable Exchange may, but is not required to, remove the Shares of a Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Fund’s Underlying Index no longer is calculated or available; or (iii) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on such Exchange inadvisable. The applicable Exchange will remove the Shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchanges, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

In order to provide additional information regarding the indicative value of Shares of the Funds, the Exchanges or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means, an updated “intraday indicative value” (“IIV”) for the NYSE Arca-listed Funds and NASDAQ-listed Funds, respectively, as calculated by an information provider or market data vendor. The Trust is not involved in, or responsible for any aspect of, the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

The NASDAQ-listed Funds are not sponsored, endorsed, sold or promoted by NASDAQ or its affiliates (collectively, the
“Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the NASDAQ-listed Funds. The Corporations make no representation or warranty, express or implied, to the owners of the NASDAQ-listed Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. The Corporations’ only relationship to the Trust is as a calculation agent for the IIVs for the respective NASDAQ-listed Funds’ Shares. The Corporations have no liability in connection with the administration, marketing or trading of the NASDAQ-listed Funds.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE DATA ON WHICH THE IIV CALCULATIONS ARE BASED OR THE ACTUAL COMPUTATION
OF THE VALUE OF THE IIV, NOR SHALL THE CORPORATIONS BE RESPONSIBLE FOR ANY DELAYS IN THE COMPUTATION OR DISSEMINATION OF THE IIV VALUES. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE
FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE IIVS OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE
WITH RESPECT TO THE IIVS OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF
NOTIFIED OF THE POSSIBILITY OF DAMAGES.

INVESTMENT RESTRICTIONS

The Funds have adopted as fundamental policies the respective investment restrictions numbered (1) through (12) below, except that restrictions (1) and (2) only apply to those Funds classified as “diversified” Funds, as listed above in the section “General Description of the Trust and the Funds.” Except as noted in the prior sentence or as otherwise noted below, each Fund, as a fundamental policy, may not:

(1) As to 75% of its total assets, invest more
than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the U.S. Government, its agencies or instrumentalities).

(2) As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

(3) With respect to PowerShares 1-30 Laddered
Treasury Portfolio, PowerShares Build America Bond Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging
Markets Momentum Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S.
Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio,
PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Water Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares KBW
Premium Yield Equity REIT Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free
Municipal Bond Portfolio, PowerShares Preferred Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® Low
Volatility Portfolio, PowerShares S&P International Developed High Quality Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy
Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P
SmallCap Materials Portfolio, PowerShares S&P SmallCap Utilities Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio, invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the underlying index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(4) With respect to PowerShares Chinese Yuan Dim Sum Bond Portfolio,
PowerShares Contrarian Opportunities Portfolio, PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio, PowerShares DWA SmallCap Momentum Portfolio, PowerShares DWA Tactical Sector Rotation Portfolio, PowerShares Europe Currency
Hedged Low Volatility Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares International
BuyBack Achievers™ Portfolio, PowerShares Japan Currency Hedged Low Volatility Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Regional Banking
Portfolio, PowerShares LadderRite 0-5 Year Corporate Bond Portfolio, PowerShares Russell 1000 Equal Weight Portfolio, PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio,
PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio, PowerShares S&P International Developed Low Volatility
Portfolio, PowerShares S&P MidCap Low Volatility Portfolio, PowerShares S&P SmallCap Low Volatility Portfolio, PowerShares S&P 500® High Dividend Low Volatility Portfolio,
PowerShares S&P 500 Momentum Portfolio, PowerShares S&P 500 Value Portfolio and PowerShares Variable Rate Preferred Portfolio, invest more than 25% of the value of its net assets in securities of issuers in any one industry or group of industries, except to the extent that the underlying index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(5) With respect to PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Build America Bond
Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares Contrarian Opportunities Portfolio, PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets
Momentum Portfolio, PowerShares DWA SmallCap Momentum Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE
RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares Fundamental
High Yield® Corporate Bond Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Gold and Precious Metals

Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares Global Water Portfolio, PowerShares International Corporate Bond
Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares Preferred Portfolio, PowerShares S&P 500® High
Dividend Low Volatility Portfolio, PowerShares S&P International Developed High Quality Portfolio, PowerShares S&P MidCap Low Volatility Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap
Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P
SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Low Volatility Portfolio, PowerShares S&P SmallCap Materials Portfolio, PowerShares S&P SmallCap Utilities Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio,
borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).

(6) With respect to PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Developed EuroPacific Currency Hedged Low
Volatility Portfolio, PowerShares DWA Tactical Sector Rotation Portfolio, PowerShares Europe Currency Hedged Low Volatility Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares International BuyBack
Achievers™ Portfolio, PowerShares Japan Currency Hedged Low Volatility Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Property & Casualty
Insurance Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares LadderRite 0-5 Year Corporate Bond Portfolio, PowerShares
Russell 1000 Equal Weight Portfolio, PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio, PowerShares S&P 500® High
Beta Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio,
PowerShares S&P International Developed High Beta Portfolio, PowerShares S&P International Developed Low Volatility Portfolio, PowerShares Senior Loan Portfolio, PowerShares S&P 500 Momentum Portfolio, PowerShares S&P 500 Value
Portfolio and PowerShares Variable Rate Preferred Portfolio, borrow money, except the Fund may borrow money to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the Securities and Exchange Commission
(“SEC”) under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

(7) Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of portfolio securities.

(8) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(9) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(10) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(11) With respect to PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Build America Bond Portfolio, PowerShares
CEF Income Composite Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares Contrarian Opportunities Portfolio, PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio, PowerShares DWA Developed Markets
Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio, PowerShares DWA SmallCap Momentum Portfolio, PowerShares DWA Tactical Sector Rotation Portfolio, PowerShares Emerging Markets

Infrastructure Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Europe Currency Hedged Low Volatility Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan
Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Agriculture
Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares Global Water Portfolio, PowerShares International BuyBack
Achievers™ Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares Japan Currency Hedged Low Volatility Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio,
PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares LadderRite 0-5 Year Corporate Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares
Preferred Portfolio, PowerShares Russell 1000 Equal Weight Portfolio, PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® High Dividend Low Volatility Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P International Developed High Quality Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P MidCap Low
Volatility Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P
SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Low Volatility Portfolio, PowerShares S&P SmallCap Materials Portfolio, PowerShares S&P SmallCap Utilities Portfolio,
PowerShares Senior Loan Portfolio, PowerShares S&P 500 Momentum Portfolio, PowerShares S&P 500 Value Portfolio, PowerShares Variable Rate Preferred Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio, issue senior securities, except as permitted under the 1940 Act.

(12) With respect to PowerShares Chinese Yuan Dim Sum Bond Portfolio,
PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging
Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio and PowerShares S&P International Developed Low Volatility Portfolio, issue senior securities.

Except for restrictions (5), (6), (8)(ii) and (iii), (11) and (12), if a Fund adheres to a percentage restriction at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction. With respect to restrictions (5), (6), (8)(ii) and (iii), (11) and (12), in the event that a Fund’s borrowings, repurchase agreements and loans of portfolio securities at any time exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed and the collateral received) less the Fund’s liabilities (other than borrowings or loans) due to subsequent changes in the value of the Fund’s assets or otherwise, within three days (excluding Sundays and holidays), the Fund will take corrective action to reduce the amount of its borrowings, repurchase agreements and loans of portfolio securities to an extent that such borrowings, repurchase agreements and loans of portfolio securities will not exceed 33 1/3% of the value of the
Fund’s total assets (including the amount borrowed and the collateral received) less the Fund’s liabilities (other than borrowings or loans).

The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a “majority of the
Fund’s outstanding voting securities.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s Shares present at a meeting, if the holders of more than 50% of the Fund’s Shares are present or represented by proxy, or (ii) more than 50% of the Fund’s Shares, whichever is less.

In addition to the foregoing fundamental
investment policies, each Fund also is subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Each Fund may not:

(1) Except for PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares KBW Bank Portfolio,
PowerShares KBW Capital Markets Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance
Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares Senior Loan Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P

500® Low Volatility Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low
Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio, and PowerShares S&P International Developed Low Volatility Portfolio, sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2) With respect to PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares KBW Bank
Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty
Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares Senior Loan Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High
Beta Portfolio and PowerShares S&P International Developed Low Volatility Portfolio, sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost.

(3) Except for PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares KBW Bank Portfolio,
PowerShares KBW Capital Markets Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance
Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares Senior Loan Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High
Beta Portfolio, and PowerShares S&P International Developed Low Volatility Portfolio, purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(4) With respect to PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares KBW Bank Portfolio,
PowerShares KBW Capital Markets Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance
Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares Senior Loan Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High
Beta Portfolio and PowerShares S&P International Developed Low Volatility Portfolio, purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions.

(5) Except for PowerShares CEF Income Composite Portfolio, PowerShares DWA Tactical Sector Rotation Portfolio and
PowerShares KBW High Dividend Yield Financial Portfolio, purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

(6) With respect to PowerShares CEF Income Composite Portfolio, PowerShares DWA Tactical Sector Rotation Portfolio and
PowerShares KBW High Dividend Yield Financial Portfolio, purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(7) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(8) Invest in illiquid securities if, as a result of
such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

The investment objective of each
Fund is a non-fundamental policy that the Board can change without approval by shareholders upon 60 days’ written notice to shareholders.

In accordance with the 1940 Act, each of the following Funds have adopted either a fundamental or non-fundamental policy (as set forth below) to invest in securities suggested by the Fund’s name (each, an “80% investment policy”):

Each of PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Build America Bond Portfolio, PowerShares California AMT-Free Municipal Bond
Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio, PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio,
PowerShares DWA SmallCap Momentum Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets
ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares
Global Gold and Precious Metals Portfolio, PowerShares Global Water Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares Japan Currency Hedged Low Volatility Portfolio,
PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW
Property & Casualty Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares LadderRite 0-5 Year Corporate Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal
Bond Portfolio, PowerShares Preferred Portfolio, PowerShares S&P 500® High Dividend Low Volatility Portfolio, PowerShares S&P International Developed High Quality Portfolio,
PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap
Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Materials Portfolio and PowerShares S&P SmallCap Utilities Portfolio,
PowerShares Senior Loan Portfolio, PowerShares VRDO Tax-Free Weekly Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P MidCap Low Volatility
Portfolio, PowerShares S&P SmallCap Low Volatility Portfolio and PowerShares Variable Rate Preferred Portfolio has adopted the 80% investment policy. Each Fund considers securities suggested by its name to be those securities that comprise its
Underlying Index.

Although PowerShares Emerging Markets High Beta Portfolio, PowerShares S&P International Developed High Beta
Portfolio and PowerShares S&P International Developed High Quality Portfolio will change their names and Underlying Indexes as of the close of markets on March 18, 2016, the Funds’ fundamental policies and investment restrictions will remain the same.

Each Fund (except PowerShares VRDO Tax-Free Weekly Portfolio) will meet its 80% investment policy by investing at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in such securities. PowerShares VRDO Tax-Free Weekly Portfolio instead will meet its 80% investment policy by investing at least 80% of its total assets in such securities. The 80% investment policy for each Fund (except for PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio and PowerShares
VRDO Tax-Free Weekly Portfolio) is a non-fundamental policy, and each of these Funds will provide its shareholders with at least 60 days’ prior written notice of any change to its 80% investment policy. The 80% investment policy for each of
PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio is fundamental and may not be changed without shareholder approval.

In addition to its fundamental 80% investment policy, each of PowerShares California AMT-Free
Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio and PowerShares New York AMT-Free Municipal Bond Portfolio has adopted a non-fundamental investment policy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that are exempt from the federal alternative minimum tax. The Board may change this non-fundamental policy at any time upon 60 days’ notice to shareholders.

INVESTMENT STRATEGIES AND RISKS

Investment Strategies

Each Fund seeks to
achieve its investment objective by investing primarily in securities that comprise its Underlying Index. PowerShares CEF Income Composite Portfolio invests primarily in securities of other funds, exchange-traded notes (“ETNs”), equity securities and fixed income securities included in its Underlying Index. The funds included in the Underlying Index for PowerShares CEF Income Composite Portfolio include U.S.-listed closed-end funds (the “Underlying Funds”).

Each Fund operates as an index fund and will not be actively managed. Each Fund (except for PowerShares Build America Bond Portfolio,
PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares Fundamental High
Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares International Corporate
Bond Portfolio, PowerShares LadderRite 0-5 Year Corporate Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares Preferred Portfolio, PowerShares Senior Loan
Portfolio, PowerShares Variable Rate Preferred Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio) attempts to replicate, before fees and expenses, the performance of its Underlying Index by generally investing in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index, although a Fund may use sampling techniques for the purpose of complying with regulatory or investment restrictions or when sampling is deemed appropriate to track the Underlying Index. Each of PowerShares Build America Bond Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares
Fundamental Emerging Markets Local Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares
Global Short Term High Yield Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares LadderRite 0-5 Year Corporate Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free
Municipal Bond Portfolio, PowerShares Preferred Portfolio, PowerShares Senior Loan Portfolio, PowerShares Variable Rate Preferred Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio primarily uses a “sampling” methodology to seek to achieve its respective investment objective, which may cause such Fund not to be as well-correlated with the return of its Underlying Index as would be the case if such Fund purchased assets of the securities in its respective Underlying Index in the proportions represented in such Underlying Index.

Investment Risks

A discussion of the risks associated with an investment in the Funds is contained in the Funds’ Prospectus in the “Summary
Information—Principal Risks of Investing in the Fund” “Additional Information About the Funds’ Strategies and Risks—Principal Risks of Investing in the Funds” and “—Additional Risks of Investing in the
Funds” sections. The discussion below supplements, and should be read in conjunction with, these sections.

An investment in a
Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities in general and other factors that affect the market.

An investment in a Fund also should be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers’ change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

The Funds are not actively managed, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities a Fund holds unless the respective index provider removes the securities of such issuer from its respective Underlying Index.

Correlation and Tracking Error. Correlation measures the degree of association between the returns of a Fund and its Underlying Index. Each Fund seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Underlying Index; a figure of 1.00 would indicate perfect correlation.
Correlation is calculated at each Fund’s fiscal year-end by comparing the Fund’s average monthly total returns, before fees and expenses, to its Underlying Index’s average monthly total returns over the prior one-year period or since inception if the Fund has been in existence for less than one year. Another means of evaluating the degree of correlation between the returns of a Fund and its Underlying Index is to assess the “tracking error” between the two. Tracking error means the variation between each Fund’s annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Underlying Index’s returns.

An
investment in each Fund should be made with an understanding that the Fund will not be able to replicate exactly the performance of its Underlying Index, because the total return that the securities generate will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its Underlying Index. Because PowerShares Build America Bond Portfolio,
PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York
AMT-Free Municipal Bond Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio issue and redeem Creation Units principally for cash, they will incur higher costs in buying and selling securities than if they issued and redeemed Creation Units principally in-kind.

In addition, the use of a representative sampling approach (which may arise for a number of reasons, including a large number of securities within an Underlying Index, or the limited assets of a Fund) may cause a Fund not to be as well correlated with the return of its Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index in the proportions represented in such Underlying Index. It also is possible that, for short periods of time, a Fund may not replicate fully the performance of its Underlying Index due to the temporary unavailability of certain Underlying Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because each Fund is required to correct such imbalances by means of adjusting the composition of its portfolio holdings. It also is possible that the composition of a Fund may not replicate exactly the composition of its respective Underlying Index if the Fund has to adjust its portfolio holdings to continue to qualify as a “regulated investment company” (a “RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), as amended (the
“Internal Revenue Code”).

Common Stocks and Other Equity Securities. For those Funds that invest in equity securities and common stocks, holders of such securities incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, equity securities and common stocks have neither a fixed principal amount nor a maturity.

Bonds. Certain Funds, and certain Underlying Funds into which PowerShares CEF Income Composite Portfolio may invest, may invest in bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal
(the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically.
Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds. PowerShares 1-30 Laddered
Treasury Portfolio, PowerShares Emerging Markets Sovereign Debt Bond Portfolio, PowerShares

Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio and PowerShares
Preferred Portfolio may treat some of these types of bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the bonds may not be able to meet their obligations on interest or principal payments at the time called for by the bond.

High Yield Debt
Securities. Certain Funds, and certain Underlying Funds into which PowerShares CEF Income Composite Portfolio may invest, may invest in high yield debt securities, which are rated below investment grade and commonly are known as “junk bonds.” Investment in high yield debt securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield debt securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield debt securities often are issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which generally are less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield debt securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of a Fund or Underlying Fund than a fund that invests in higher-rated securities.

Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield debt securities held by a Fund.

The secondary market on which high yield debt securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund or Underlying Fund could sell a high yield debt security, and could adversely affect the daily NAV per share of the Fund. When secondary markets for high yield debt securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available.

The use of credit ratings as a principal method of selecting high yield debt securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield debt securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

Loans. PowerShares Senior Loan Portfolio, and certain Underlying Funds into which PowerShares CEF
Income Composite Portfolio may invest, invest in loans. Loans consist generally of obligations of companies and other entities (collectively, “borrowers”) incurred for the purpose of reorganizing the assets and liabilities of a borrower;
acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other general business purposes. Loans often are obligations of borrowers who have incurred a significant percentage of debt compared to equity issued and thus are highly leveraged. All or a significant portion of the loans in which PowerShares Senior Loan Portfolio will invest are expected to be below investment grade quality.

Loans may be acquired by direct investment as a lender at the inception of the loan or by assignment of a portion of a loan previously made to a different lender or by purchase of a participation interest. If a Fund makes a direct investment in a loan as one of the lenders, it generally acquires the loan at par. This means the Fund receives a return at the full interest rate for the loan. If the Fund acquires its interest in loans in the secondary market or acquires a participation interest, the loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate of the loan. PowerShares Senior Loan Portfolio generally will purchase loans from banks or other financial institutions through assignments or participations.

When a Fund acts as one of a group of lenders originating a senior loan, it may participate in structuring the senior loan and have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-offs. Lenders also have full voting and consent rights under the applicable loan agreement. Action subject to lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the senior loan. Certain decisions, such as reducing the amount of interest on or principal of a senior loan, releasing collateral, changing the maturity of a senior loan or a change in control of the borrower, frequently require the unanimous vote or consent of all lenders affected.

When a Fund is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires at least a vote of the lenders holding a majority of the investment in the loan and may require a vote by lenders holding two-thirds or more of the investment in the loan. Because the PowerShares Senior Loan Portfolio usually does not hold a majority of the investment in any loan, it will not be able by itself to control decisions that require a vote by the lenders. Assignments may be arranged through private negotiations and the rights and obligations acquired by the purchase of an assignment may differ from, and be more limited than, those held by the assigning lender.

A participation interest represents a fractional interest in a loan held by the lender selling the Fund the participation interest. In the case of participations, the Fund will not have any direct contractual relationship with the borrower, the Fund’s rights to consent to modifications of the loan are limited and it is dependent upon the participating lender to enforce the
Fund’s rights upon a default. The Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.

The Fund may be subject to the credit of both the agent and the lender from whom the Fund acquires a participation interest. These credit risks may include delay in receiving payments of principal and interest paid by the borrower to the agent or, in the case of a participation, offsets by the lender’s regulator against payments received from the borrower.
In the event of the borrower’s bankruptcy, the borrower’s obligation to repay the loan may be subject to defenses that the borrower can assert as a result of improper conduct by the agent.

Historically, the amount of public information available about a specific loan has been less extensive than if the loan were registered or exchange-traded.

The loans in which PowerShares Senior Loan Portfolio will invest will, in most instances, be secured and senior to other indebtedness of the borrower. Each loan generally will be secured by collateral such as accounts receivable, inventory, equipment, real estate, intangible assets such as trademarks, copyrights and patents, and securities of subsidiaries or affiliates. Collateral also may include guarantees or other credit support by affiliates of the borrower. The value of the collateral generally will be determined by reference to financial statements of the borrower, by an independent appraisal, by obtaining the market value of such collateral, in the case of cash or securities if readily ascertainable, or by other customary valuation techniques considered appropriate by the Adviser or Sub-Adviser. The value of collateral may decline after the
Fund’s investment, and collateral may be difficult to sell in the event of default. Consequently, the Fund may not receive all the payments to which it is entitled. The loan agreement may or may not require the borrower to pledge additional collateral to secure the senior loan if the value of the initial collateral declines. In certain circumstances, the loan agreement may authorize the agent to liquidate the collateral and to distribute the liquidation proceeds pro rata among the lenders. By virtue of their senior position and collateral, senior loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means senior loans generally are repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. To the extent that the Fund invests in unsecured loans, if the borrower defaults on such loan, there is no specific collateral on which the lender can foreclose. If the borrower defaults on a subordinated loan, the collateral may not be sufficient to cover both the senior and subordinated loans. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral.

PowerShares Senior Loan Portfolio may purchase and retain in its portfolio senior loans of borrowers that have filed for protection under the federal bankruptcy laws or that have had involuntary bankruptcy petitions filed against them by creditors. Investing in senior loans involves investment risk, and some borrowers default on their senior loan payments.

Senior loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London
Inter-Bank Offered Rate (“LIBOR”). For example, if LIBOR were 3% and the borrower was paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 5.50%.

Although a base rate such as LIBOR can change every day, loan agreements for senior loans typically allow the borrower the ability to choose how often the base rate for its loan will change. A single loan may have multiple reset periods at the same time, with each reset period applicable to a designated portion of the loan. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods.
The fixed spread over the base rate on a senior loan typically does not change.

Senior loans usually have mandatory and optional
prepayment provisions. Because of prepayments, the actual remaining maturity of senior loans may be considerably less than their stated maturity.

Senior loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a senior loan. Agents typically are paid fees by the borrower for their services.

The agent is responsible primarily for negotiating the loan agreement which establishes the terms and conditions of the senior loan and the rights of the borrower and the lenders. The agent is paid a fee by the borrower for its services. The agent generally is required to administer and manage the senior loan on behalf of other lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral. The agent may rely on independent appraisals of specific collateral. The agent need not, however, obtain an independent appraisal of assets pledged as collateral in all cases. The agent generally also is responsible for determining that the lenders have obtained a perfected security interest in the collateral securing a senior loan. PowerShares Senior
Loan Portfolio normally relies on the agent to collect principal of and interest on a senior loan. The Fund also relies in part on the agent to monitor compliance by the borrower with the restrictive covenants in the loan agreement and to notify the
Fund (or the lender from whom the Fund has purchased a participation) of any adverse change in the borrower’s financial condition. Insolvency of the agent or other persons positioned between the Fund and the borrower could result in losses for the Fund.

Loan agreements may provide for the termination of the agent’s agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor, with respect to an assignment interpositioned between PowerShares Senior Loan Portfolio and the borrower, become insolvent or enter FDIC receivership or bankruptcy, any interest in the senior loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person’s or entity’s bankruptcy estate. If, however, any such amount were included in such person’s or entity’s bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in its NAV.

Most
borrowers pay their debts from cash flow generated by their businesses. If a borrower’s cash flow is insufficient to pay its debts, it may attempt to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in a bankruptcy proceeding, access to collateral may be limited by bankruptcy and other laws. If a court decides that access to collateral is limited or void, the Fund may not recover the full amount of principal and interest that is due.

A borrower must comply with certain restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of principal and interest, these covenants may include restrictions on the payment of dividends and other distributions to the borrower’s shareholders, provisions requiring compliance with specific financial ratios, and limits on total indebtedness. The agreement also may require the prepayment of the loans from excess cash flow. A breach of a covenant that is not waived by the agent (or lenders directly) is normally an event of default, which provides the agent and lenders the right to call for repayment of the outstanding loan.

In the process of buying, selling and holding
senior loans, PowerShares Senior Loan Portfolio may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. Facility fees are paid to lenders when a senior loan is originated. Commitment fees are paid to lenders on an ongoing basis based on the unused portion of a senior loan commitment. Lenders may receive prepayment penalties when a borrower prepays a senior loan.
Whether the Fund receives a facility fee in the case of an assignment, or any fees in the case of a participation, depends on negotiations between the Fund and the lender selling such interests. When the Fund buys an assignment, it may be required to pay a fee to the lender selling the assignment, or to forgo a portion of interest and fees payable to the Fund. Occasionally, the assignor pays a fee to the assignee. A person selling a participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee.

Notwithstanding its intention in certain situations not to receive material, non-public information with respect to its management of investments in loans, the Adviser or the Sub-Adviser may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the
Fund’s portfolio. Possession of such information may in some instances occur despite the Adviser’s or the Sub-Adviser’s efforts to avoid such possession, but in other instances the Adviser or the Sub-Adviser may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). The Adviser’s or the Sub-Adviser’s ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on the Adviser’s or the Sub-Adviser’s ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

Loans held by the Funds might not be considered securities for purposes of the Securities Act of 1933 or the Securities Exchange Act of 1934,
and therefore a risk exists that purchasers, such as the Funds, may not be entitled to rely on the anti-fraud provisions of those Acts. An increase in demand for loans may benefit the Fund by providing increased liquidity for such loans and higher sales prices, but it also may adversely affect the rate of interest payable on such loans acquired by the Fund and the rights provided to the Fund under the terms of the applicable loan agreement, and may increase the price of loans that the Fund wishes to purchase in the secondary market. A decrease in the demand for loans may adversely affect the price of loans in the Fund’s portfolio, which could cause the Fund’s NAV to decline.

PowerShares Senior Loan Portfolio generally will sell loans it holds by way of an assignment but may at any time facilitate its ability to fund redemption requests by selling participation interests in such loans. The Fund may be required to pass along to a person that buys a loan from the Fund by way of assignment or participation interest a portion of any fees to which the Fund is entitled.

Privately Issued Securities. Certain Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A
Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund.

Ratings. An investment
grade rating means the security or issuer is rated investment-grade by Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc.
(“Moody’s”), Fitch Ratings, Ltd. (“Fitch”) or another nationally recognized statistical rating organization, or is unrated but considered to be of equivalent quality by the Adviser or the Sub-Adviser, as applicable. Bonds rated Baa by Moody’s or BBB by S&P or above are considered “investment grade” securities; bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics; and bonds rated BBB are regarded as having adequate capacity to pay principal and interest.

Political and Economic
Risks of Investing in China. The value of PowerShares Chinese Yuan Dim Sum Bond Portfolio’s assets may be adversely affected by political and economic factors, inadequate investor protection and changes in Chinese laws or regulations. In addition, the Chinese economy may differ favorably or unfavorably from the U.S. economy in respects such as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, balance of payments position and sensitivity to changes in global trade. The Chinese government has exercised and continues to exercise significant influence over many aspects of the economy. Accordingly, future government actions could have a significant effect on the country’s economy, which could affect the Fund, market conditions, and prices and yields of securities of the Fund.

Russian
Securities Risk. The United States and the European Union have imposed economic sanctions on certain Russian individuals and entities, and either the United States or the European Union also could institute broader sanctions. The current sanctions, or the threat of further sanctions, may result in the decline of the value or liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy, any of which could negatively impact the investments in Russian securities by certain Funds. These economic sanctions also could result in the immediate freeze of Russian securities, which could impair the ability of these Funds to buy, sell, receive or deliver those securities. Both the existing and potential future sanctions also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities, and therefore may negatively impact the Funds.

U.S. Registered Securities of Foreign Issuers. Certain Funds may invest in U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national entities, preferred securities of foreign issuers, or preferred securities otherwise exempt from registration. Investing in U.S. registered, dollar-denominated, investment grade bonds or preferred securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital.
Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

U.S. Government
Obligations. Certain Funds may invest in short-term U.S. Government obligations. Short-term obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S.
Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their “face value,” and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity.

Short-term obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association
(“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“Fannie Mae”), are supported by the right of the issuer to borrow from the U.S.
Treasury; others, such as those of the former Student Loan Marketing Association (“SLMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, although issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau (“FFCB”), are support only by the credit of the instrumentality. In 2008, the Federal Housing Finance Agency (“FHFA”) placed the Federal Home
Loan Mortgage Corporation (“Freddie Mac”)into conservatorship.

Since that time, Fannie Mae and Freddie Mac have received
significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their mortgage-backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the
U.S. Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth. However, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives discussed above will ensure that Fannie
Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government is considering multiple options, ranging from significant reform, nationalization, privatization, consolidation, or abolishment of the entities.

The
FHFA and the U.S. Treasury (through its agreements to purchase preferred stock of Fannie Mae and Freddie Mac) also have imposed strict limits on the size of the mortgage portfolios of Fannie Mae and Freddie Mac. In August 2012, the U.S. Treasury
amended its preferred stock purchase agreements to provide that the portfolios of

Fannie Mae and Freddie Mac will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring Fannie Mae and Freddie Mac to reach the $250 billion target four years earlier than previously planned. Further, when a ratings agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). The U.S. Government’s commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade.

The U.S. Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund holding securities of such issuer might not be able to recover their investment from the U.S. Government.

Municipal Securities. Certain Funds may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed-income securities in general, but generally are issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which these Funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law that pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds also generally are revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds usually are related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). In addition, certain Funds may invest in lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities.

An investment in these Funds should be made with an understanding of the risks inherent in an investment in municipal securities. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond; however, with respect to PowerShares VRDO Tax-Free Weekly Portfolio, the bonds in which that Fund invests pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. The value of a fixed rate bond usually rises when market interest rates fall and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Unlike fixed rate bonds, since the bonds in which PowerShares VRDO Tax-Free Weekly Portfolio invests bear income at an interest rate that is adjusted periodically, the value of the underlying “variable-rate” bonds will fluctuate much less in response to market interest rate movements than the value of fixed rate bonds because of their adjustable interest rates.

The Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

The market for
municipal bonds may be less liquid than for non-municipal bonds. There also may be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for Funds to value accurately than securities of public corporations. Since certain Funds may invest a significant portion of their portfolio in municipal securities, each such Fund’s portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.

Some longer-term municipal securities give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request—usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Prices and yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

Lease obligations may have risks normally not associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing
“non-appropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before
Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected, and the investment objective and policies of certain Funds would need to be reevaluated. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There also is the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Funds’ municipal securities in the same manner. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the
Funds.

There is no guarantee that the relevant Funds’ income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Municipal
Insurance. A municipal security may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer and cover a municipal security to its maturity, thereby enhancing its credit quality and value.

Municipal security insurance does not insure against market fluctuations or fluctuations in a Fund’s Share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the
municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Lending Portfolio Securities. From time to time, certain Funds (as the Adviser shall so determine) may lend their portfolio securities (principally to brokers, dealers or other financial institutions) to generate additional income. Such loans are callable at any time and are secured continuously by segregated cash collateral equal to at least 102% (105% for international funds) of the market value, determined daily, of the loaned securities. Each of the foregoing Funds may lend portfolio securities to the extent of one-third of its total assets. A Fund will loan its securities only to parties that its investment adviser has determined are in good standing and when, in the adviser’s judgment, the potential income earned would justify the risks.

A Fund will not have the right to vote securities while they are on loan, but it will recall securities on loan if the adviser determines that the shareholder meeting is called for purposes of voting on material events that could have a material impact on the Fund’s loaned securities and for which the vote could be material to the Fund. A Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral.

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering securities loaned or gaining access to the collateral. If a Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if, and to the extent that, the market value of the loaned securities increases and the collateral is not increased accordingly. Securities lending also involves exposure to operational risk (the risk of loss resulting from errors in the settlement and accounting process) and “gap risk” (the risk that the return on cash collateral reinvestments will be less than the fees paid to the borrower).

Any cash received as collateral for loaned securities
will be invested, in accordance with a Fund’s investment guidelines, in an affiliated money market fund. Investing this cash subjects that investment to market appreciation or depreciation. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund or PowerShares will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset. A Fund will bear any loss on the investment of cash collateral. A Fund may have to pay the borrower a fee based on the amount of cash collateral.

For a discussion of the
federal income tax considerations relating to lending portfolio securities, see “Taxes.”

Repurchase
Agreements. Each Fund may enter into repurchase agreements, which are agreements pursuant to which a Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date.
These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers (“Qualified Institutions”). The Adviser for a Fund will monitor the continued
creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the

seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted.
Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the custodian will hold the securities underlying the repurchase agreement at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the
Funds intend to use the reverse repurchase technique only when the Adviser or Sub-Adviser believes it will be advantageous to a Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the
Fund’s assets. The custodian bank will maintain a separate account for a Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’
acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P or, if unrated, of comparable quality, as the Adviser or Sub-Adviser determines; (iv) repurchase agreements; and (v) money market mutual funds, including affiliated money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Derivatives Risk. Certain Funds, and certain Underlying Funds into which PowerShares CEF Income Composite Portfolio invests, may invest in derivatives. Derivatives are financial instruments that derive their performance from an underlying asset, index, interest rate or currency exchange rate. Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. They also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The counterparty to a derivative contract might default on its obligations.
Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in a Fund that invests in derivatives may change quickly and without warning.

For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If a Fund or Underlying Fund uses derivatives to “hedge” a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the portfolio of the Fund or Underlying Fund. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund or Underlying Fund.

Leverage Risk. The use of derivatives may give rise
to a form of leverage. Leverage may cause the portfolios of certain Funds and Underlying Funds, and therefore PowerShares CEF Income Composite Portfolio, to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the Fund and the Underlying Fund.

Futures and
Options. Certain Funds, and certain Underlying Funds into which PowerShares CEF Income Composite Portfolio may invest, may enter into futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the respective Underlying Indexes, to facilitate trading or to reduce transaction costs. The Funds only will enter into futures contracts and options on futures contracts that are traded on an exchange. The Funds will use futures or options for speculative purposes.

A call option gives a holder the right to purchase a specific security or an index at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security or an index at a specified price within a specified period of time. The initial purchaser of a call option pays the “writer,” i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Funds and the Underlying Funds may purchase put options to hedge their portfolios against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities they are committed to purchase. The Funds and the Underlying Funds may write put and call options along with a long position in options to increase their ability to hedge against a change in the market value of the securities they hold or are committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices. The Funds and the Underlying Funds may enter into futures contracts to purchase security indices when the Adviser or Sub-Adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. The custodian will segregate assets committed to futures contracts to the extent required by law.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAVs of the Funds or the Underlying Funds. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

Each of the Funds and the
Underlying Funds may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, there is no guarantee that a liquid market will exist for a futures contract at a specified time. The Funds or Underlying Funds would utilize futures contracts only if an active market exists for such contracts.

Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the future and the movement in the Funds’ Underlying Indexes or an Underlying Fund’s Underlying Index. In the event of adverse price movements, a Fund or an Underlying Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund or an Underlying Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund or an Underlying Fund may be required to deliver the instruments underlying futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) potentially is unlimited. No Fund plans to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds and the Underlying Funds, however, intend to utilize futures and options in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

Utilization of futures and options on futures by the Funds or the Underlying Funds involves the risk of imperfect or even negative correlation to an underlying index if the index underlying the futures contract differs from the Underlying Indexes of either the Funds or the Underlying Funds.

There also is the risk of loss of margin deposits in the event of bankruptcy of a broker with whom the Funds or the Underlying Funds have an open position in the futures contract or option; however, this risk substantially is minimized because (a) of the regulatory requirement that the broker has to “segregate” customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Adviser of the Funds or the
Underlying Funds’ investment adviser as to anticipated trends, which could prove to be incorrect and a part or all of the premium paid therefore could be lost.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Funds or the Underlying Funds to substantial losses. In the event of adverse price movements, the Funds and the Underlying Funds would be required to make daily cash payments of variation margin.

Although the Funds intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

CFTC Regulation. Rule 4.5 of the Commodity Exchange
Act (“CEA”) significantly limits the ability of certain regulated entities, including registered investment companies such as the Trust, to rely on an exclusion that would not require its investment adviser from having to register with the
Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”). However, under Rule 4.5, the investment adviser of a registered investment company may claim exclusion from registration as a CPO only if the registered investment company that it advises uses futures contracts solely for “bona fide hedging purposes” or limits its use of futures contracts for non-bona fide hedging purposes such that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions with respect to futures contracts do not exceed 5% of the liquidation value of the registered investment company’s portfolio, or (ii) the aggregate “notional value”
of the non-bona fide hedging commodity interests do not exceed 100% of the liquidation value of the registered investment company’s portfolio (taking into account unrealized profits and unrealized losses on any such positions). The Adviser has claimed exclusion on behalf of each Fund (except PowerShares CEF Income Composite Portfolio, PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio, PowerShares Europe Currency Hedged Low Volatility Portfolio and PowerShares
Japan Currency Hedged Low Volatility Portfolio) under Rule 4.5 which effectively limits the Funds’ use of futures, options on futures, swaps, or other commodity interests. Each of the Funds (except PowerShares CEF Income Composite Portfolio,
PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio, PowerShares Europe Currency Hedged Low Volatility Portfolio and PowerShares Japan Currency Hedged Low Volatility Portfolio) currently intends to comply with the terms of
Rule 4.5 so as to avoid regulation as a commodity pool, and as a result, the ability of each Fund to utilize futures, options on futures, swaps, or other commodity interests may be limited in accordance with the terms of the rule, as well as any limits set forth in the Funds’ Prospectuses and this SAI. Each Fund (except for the PowerShares CEF Income Composite Portfolio, PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio, PowerShares Europe Currency Hedged Low
Volatility Portfolio and PowerShares Japan Currency Hedged Low Volatility Portfolio) therefore is not subject to CFTC registration or regulation as a commodity pool. The terms of the CPO exclusion require each Fund claiming such exemption among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forwards. Each Fund is permitted to invest in these instruments as further described in this SAI. However, each Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Funds, their investment strategies or the Prospectus.

Because the Underlying Funds in which PowerShares CEF Income Composite Portfolio may in turn invest in futures contracts for purposes that are not solely for “bona fide hedging,” and may do so in excess of the limitations imposed by Rule 4.5, PowerShares CEF Income Composite Portfolio may be subject to regulation under the CEA and
CFTC Rules as a commodity pool. In addition, each of PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio, PowerShares Europe Currency Hedged Low Volatility Portfolio and PowerShares Japan Currency Hedged Low Volatility
Portfolio may use currency forward contracts in an amount that may exceed the limits of Rule 4.5, and therefore may be subject to regulation as commodity pools. The Adviser is registered as a CPO and each Fund has operated in accordance with CFTC
Rules. Registration as a commodity pool may have negative effects on the ability of a Fund to engage in its planned investment program, while registration as a CPO imposes additional laws, regulations and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund. However, each Fund’s status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect the ability of the Fund to achieve its investment objective.

Moreover, with the Adviser registered as a CPO, these Funds are subject to dual regulation by the CFTC and the SEC. In 2012, the CFTC issued “harmonization” rules that permit CPOs of registered investment companies, such as these Funds, to rely on substituted compliance, whereby compliance with certain SEC rules is deemed compliant with certain CFTC rules with respect to disclosure and reporting requirements. The CFTC’s harmonization rules relating to disclosure and reporting requirements between the CFTC and the SEC should not materially affect the ability of a Fund to achieve its investment objective within the constraints of the dual regulation. If a Fund were to experience difficulty in implementing its investment strategies or achieving its investment objective, the Adviser may recommend that the Board reorganize or close the Fund or to materially change the Fund’s investment objective and strategies.

Upon
entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the existing position in the contract.

Swap Agreements. Certain Funds may enter into swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements usually are on a net basis, with the respective Funds receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws, which could affect a Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). The Funds, however, intend to utilize swaps in a manner designed to limit their risk exposure to levels comparable to direct investments in stocks.

In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities, and the non-asset reference could be a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. The payments of the two parties could be made on a net basis.

Total return swaps could result in losses for a Fund if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. A Fund may lose money in a total return swap if the Counterparty fails to meet its obligations.

In the event that a Fund uses swap agreements, it will earmark or segregate assets in the form of cash and/or cash equivalents in an amount equal to the aggregate market value of the swaps of which it is the seller, marked-to-market on a daily basis.

Other Investment Companies. Each Fund may invest in the securities of other investment companies, including ETFs, non-exchange traded U.S. registered open-end investment companies (mutual funds), closed-end investment companies, or non-U.S. investment companies traded on foreign exchanges beyond the limits permitted under the 1940 Act, subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust in 2012 pursuant to Section 12(d)(1)(J) of the 1940 Act (the “2012 Order”). Absent such exemptive relief, each Fund’s investments in investment companies would be limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets of investment companies in the aggregate. However, as a non-fundamental restriction, no Fund (except PowerShares DWA Tactical Sector Rotation Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio and PowerShares CEF Income
Composite Portfolio) may acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

Under the pertinent terms of the 2012 Order, each Fund may invest in registered investment companies in excess of the 3% limitations imposed by Sections 12(d)(1)(A) and 12(d)(1)(C) of the 1940 Act. The total amount of securities held by each Fund, both individually and when aggregated with all other shares of the acquired fund held by other registered investment companies or private investment pools advised by the Adviser or its affiliates (as well as shares held by the Adviser and its affiliates) cannot exceed 25% of the outstanding voting securities of the acquired investment company, and none of these entities (including the
Funds) may individually or collectively exert a controlling influence over the acquired investment company. Each Fund may not rely on the 2012 Order to acquire an investment company that itself has ownership of investment company shares in excess of the limitations contained in Section 12(d)(1)(A) of the 1940 Act. To the extent necessary to comply with the provisions of the 1940 Act or the 2012 Order, on any matter upon which an underlying investment company’s shareholders are solicited to vote, the Adviser will vote the underlying investment company shares in the same general proportion as shares held by other shareholders of the underlying investment company.

In addition, the Trust has previously obtained exemptive relief in 2007 that allows other investment companies to acquire shares of the Funds in excess of the limitations imposed by Section 12(d)(1)(A) (the “2007 Order”). This relief is conditioned on those acquiring funds obtaining a participation agreement signed by both the acquiring fund and the Fund that it wishes to acquire in excess of the 12(d)(1)(A) limitations. If a Fund relies on the 2012 Order, it will not enter into a participation agreement pursuant to the 2007 Order, and if a Fund has a signed participation agreement in effect pursuant to the 2007
Order, it will not rely on the 2012 Order.

Real Estate Investment Trusts (“REITs”). Certain Funds may invest in the securities of REITs, which pool investors’ funds for investments primarily in real estate properties, to the extent allowed by law. Investment in REITs may be the most practical available means for a Fund to invest in the real estate industry. As a shareholder in a REIT, a Fund would bear its ratable share of the REIT’s expenses, including its advisory and administration fees. At the same time, a Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs.
Equity REITs generally invest a majority of their assets in income-producing real estate properties to generate cash flow from rental income and a gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings, self-storage, specialty and diversified and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Funds may invest in both publicly and privately traded REITs.

A Fund conceivably could own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the values of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes, capital expenditures and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition to the risks
described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs depend upon management skill, are not diversified and are therefore subject to the risk of financing single or a limited number of projects. Such REITs also are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates also may affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Illiquid Securities. Each Fund may invest up
to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets. Each Fund will monitor its portfolio liquidity on an ongoing basis to determine whether, in light of current circumstances, an adequate level of liquidity is being maintained, and will consider taking appropriate steps in order to maintain adequate liquidity if, through a change in values, net assets, or other circumstances, more than 15% of the Fund’s net assets are held in illiquid securities or other illiquid assets.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that dealers will make or maintain a market or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for the
Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Borrowing. Each Fund may borrow
money from a bank or another person up to the limits and for the purposes set forth in the section “Investment Restrictions” to meet shareholder redemptions, for temporary or emergency purposes and for other lawful purposes. Borrowed money will cost a Fund interest expense and/or other fees. The costs of borrowing may reduce a Fund’s return. Borrowing also may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations to repay borrowed monies. To the extent that a Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio securities.

If there are unusually heavy redemptions, PowerShares Senior Loan Portfolio may have to sell a portion of its investment portfolio at a time when it may not be advantageous to do so. Selling Fund securities under these circumstances may result in a lower NAV per share. The Adviser believes that, in the event of abnormally heavy redemption requests, PowerShares Senior Loan
Portfolio’s borrowing ability would help to mitigate any such effects and could make the forced sale of its portfolio securities less likely.

PowerShares Senior Loan Portfolio has entered into a committed, unsecured line of credit with State Street Bank and Trust Company that will allow the Fund to borrow an amount up to 33 1/3% of its assets for temporary or emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests. PowerShares Senior Loan Portfolio will bear any interest expenses associated with the line of credit. The Adviser will pay the set-up fees and the commitment fee based on the amount of the commitment that has not been utilized.

When Issued and Delayed Delivery Transactions. PowerShares Senior Loan Portfolio may also purchase and sell interests in senior loans and other portfolio securities on a when issued and delayed delivery basis. No income accrues to the Fund on such interests or securities in connection with such purchase transactions prior to the date that the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in senior loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interests or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash, liquid securities or liquid senior loans having an aggregate value at least equal to the amount of such purchase commitments until payment is made.
The Fund will make commitments to purchase such

interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in when issued and delayed delivery transactions, it will do so for the purpose of acquiring interests or securities for the Fund’s portfolio consistent with the
Fund’s investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund’s assets which may be used to acquire securities on a when issued or delayed delivery basis.

Cybersecurity Risk. The Funds, like all companies, may be susceptible to operational and information security risks. Cyber security failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result.

Special Risk Considerations Relating to California Municipal Securities

As described in the Prospectus, under normal circumstances, PowerShares California AMT-Free Municipal Bond Portfolio will invest at least 80%
of its total assets in the securities that comprise The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index. The portfolio of the Fund may include securities issued by the State of California (the “State” or
“California”), by its various public bodies (the “Agencies”) and/or by other municipal entities located within the State (securities of all such entities are referred to herein as “California municipal securities”). In addition, the specific California municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of California municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of California municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of California municipal securities, as well as from other publicly available documents. Such an official statement, together with any updates or supplements thereto, generally may be obtained upon request to the Treasurer’s office of the State of California. Such information has not been independently verified by the
Fund and the Fund assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in connection with the issuance of general obligation bonds of the State. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no assurance on the part of the State to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within California, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of California municipal securities.

General Economic Conditions

California is by far the most populous state in the nation, nearly 50 percent larger than the second-ranked state, according to the 2010 U.S. Census. The July 2015 estimate of the State’s population is 38.9 million, which is 12 percent of the total U.S. population.

California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy. The California economy continues to benefit from broad-based growth.

The U.S. economy is in its seventh year of expansion from the recession that officially ended in 2009.

Strengthening demand is driving the current U.S. expansion, and this has had positive implications for state and local budgets. The unemployment rate has fallen, even though long-term unemployment (those unemployed for 27 weeks or more) remains elevated. The State’s unemployment rate in December 2015 (seasonally adjusted) was 5.8%, compared to 5.0% nationally.

California’s economy is expected to grow over the next few years. Growth above 5 percent is forecasted in 2016 and 2017 as a tighter labor market induces rising wages for more workers. Consumer inflation is expected to remain around 2.5 percent. Housing prices have risen faster than overall inflation, particularly in the San Francisco area, and are expected to keep inflation somewhat higher than the nation. Medium housing prices are almost double the low reached during the last recession, but at $475,000 are still 20 percent below the pre-recession peak of almost $600,000. Valuations of technology stocks have also been rising much faster than overall economic growth, contributing to rising wage pressures for high-skilled workers. Many of these workers are concentrated in urban areas with limited growth in housing supply, increasing competition for housing and raising housing prices. Increases in wages are likely more concentrated among high-income taxpayers who pay higher marginal tax rates. For the 2013 tax year, the top 1 percent of income earners paid over 45 percent of personal income taxes.

Despite the recent significant budgetary improvements, there remain a number of risks that threaten the State’s fiscal condition, including the significant unfunded liabilities of the two main retirement systems managed by State entities, the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System
(“CalSTRS”). In recent years, California has committed to significant increases in annual payments to these systems to reduce the unfunded liabilities, and California also has significant unfunded liability with respect to other post-employment benefits. In addition, California’s revenues (particularly the personal income tax) can be volatile and correlate to overall economic conditions.

State of California—Government

California’s Constitution provides for three separate branches of government: the legislative, the judicial and the executive. The
Constitution guarantees the electorate the right to make basic decisions, including amending the Constitution and local government charters. In addition, California’s voters may directly influence California’s government through the initiative, referendum and recall processes.

Local Governments

The primary units of local government in California are the 58 counties, which range in population from approximately 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 482 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. Spending and revenues collected by the State or by local governments has shifted over the past decades.

The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

In the aftermath of
Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts.
However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 dramatically changed the state-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “state-local agreement”) in connection with the 2004
Budget Act.

As part of the state-local agreement, voters at the November 2004 election approved Proposition 1A, which amended the State
Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fees
(“VLF”) revenues. This proposition permitted the State to borrow from local government funds. Proposition 22, adopted on November 2, 2010, supersedes Proposition 1A and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources. Allocation of local transportation funds cannot be changed without an extensive process.

In addition, the 2011 Budget Act included a major realignment of public safety programs from the State to local governments (primarily to counties). The realignment was designed to move program and fiscal responsibility from the State to the local level of government, eliminate duplication of effort, generate savings, and increase flexibility. The programs shifted included health and human services programs (like child welfare services and mental health programs) and criminal justice programs. The 2011 Budget Act established various formulas to determine how much revenue from State sales tax and State and local VLF revenues is deposited into accounts for local programs, several of which have annual caps on how much funding they can receive. This shifting of program costs from the State to the local level has continued in the subsequent budget acts.

Proposition 26, adopted on November 2, 2010, made it harder for the State to generate revenue from increasing taxes as the proposition expanded the definition of “taxes” under existing Constitutional provisions. A two-thirds vote of the Legislature is required to approve a tax increase.

State of California Finances

The
moneys of the State are segregated into the General Fund and over 1,000 other funds, including special, bond and other funds. The General Fund consists of revenues received by the State Treasury and is not required by law to be credited to any funds and earnings from the investment of State moneys not allocable to another Fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State.

The following is a summary of California’s major revenue sources:

•

Personal Income Tax. The California personal income tax is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1 to 12.3 percent. In addition, a 1 percent surcharge is imposed on taxable income above $1 million and proceeds from such tax are dedicated to the Mental Health Services Fund. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into a higher tax bracket without a real increase in income. Personal, dependent, and other credits are allowed against the gross tax liability. Taxpayers may be subject to an alternative minimum tax (“AMT”), which is much like the federal AMT.

Taxes on capital gains realizations, which are
largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Forecasting capital gains is extremely difficult, as the forecasts can change rapidly during a year due to abrupt changes in asset markets and the overall economy.

•

Sales Tax. The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft. As of
January 1, 2015, the base State and local sales tax was 7.50 percent. Cities and counties may increase the sales tax percentage in their jurisdiction above the base amount.

•

Corporation Tax. California’s corporate tax revenue is derived from franchise tax, corporate income tax, additional taxes on banks and other financial corporations, an AMT similar to the federal AMT and a tax on the profits of Sub-Chapter S corporations.

•

Insurance Tax. The majority of insurance written in California, subject to certain exceptions, is subject to a 2.35% gross premium tax.

•

Other Taxes. Other sources of General Fund revenue include cigarette taxes, alcoholic beverage taxes, horse racing license fees and trailer coach license fees.

State of California Budget Process

California’s fiscal year begins on July 1st and ends on June 30th of the following year. Under the California Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure is the annual Budget Act as approved by the Legislature and signed by the Governor. The annual budget is proposed by the
Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”). State law requires the annual proposed Governor’s Budget to provide for projected revenues equal to or in excess of projected expenditures for the ensuing fiscal year. Following the submission of the Governor’s Budget, the Legislature takes up the proposal. During late spring, usually in May, the Department of Finance submits revised revenue and expenditure estimates
(known as the May Revision) for both the current and budget years to the Legislature.

The Budget Act, which follows the May Revision,
must be approved by a majority vote of each House of the Legislature. Appropriations also may be included in legislation other than the Budget Act. With limited exceptions, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or California’s Constitution. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

The Balanced Budget Amendment (Proposition 58, approved by the voters in 2004) requires the State to enact a balanced budget, establishes a special reserve in the General Fund, restricts future borrowings to cover budget deficits, and provides for mid-year budget adjustments if the budget falls out of balance. The Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of passage. As a result, the State may, in some cases, have to take more immediate actions to correct budgetary shortfalls. For example, if, after passage of the Budget Act, the
Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency and propose legislation to address the emergency. The Legislature would be called in to special session to address this proposal. If the Legislature fails to send legislation to the Governor to address the fiscal emergency within 45 days, it would be prohibited from acting on any other bills or adjourning until fiscal legislation is passed. The Governor declared several such fiscal emergencies in 2008, 2009, 2010, and 2011, and called the Legislature into various special sessions to address the budget shortfalls. Proposition 58 also prohibits certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds and certain other forms of long-term borrowings, but does not apply to certain other types of borrowing, such as (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), and (ii) inter-fund borrowings.

In addition to Proposition 58, a number of other laws and constitutional amendments have been enacted over the years, often through voter initiatives, which have made it more difficult to raise California’s taxes, have restricted the use of California’s General Fund or special fund revenues, or have otherwise limited the Legislature and Governor’s discretion in enacting budgets. Examples of constraints on the budget process include Proposition 13 (requiring a two-thirds vote in each House of the Legislature to change California taxes enacted for the purpose of increasing revenues collected), Proposition 98
(requiring a minimum percentage of General Fund revenues be

spent on local education), Proposition 49 (requiring expanded California’s funding for before and after school programs), Proposition 10 (raising taxes on tobacco products but mandating the expenditure of such revenues), Proposition 63 (imposing a 1 percent tax surcharge on taxpayers with annual taxable income of more than $1 million in order to fund mental health services and limiting the Legislature or the Governor from redirecting funds now used for mental health services), Proposition 22 (restricting the ability of the State to use or borrow money from local governments and moneys dedicated to transportation financing, and prohibits the use of excise taxes on motor vehicle fuels to offset General Fund costs of debt service on certain transportation bonds), Proposition 30 (transferring 1.0625 percent of the State sales tax to local governments to fund realignment), and Proposition 39 (requiring corporations to base their State tax liability on sales in California). Proposition 25 was intended to end delays in the adoption of the annual budget by changing the legislative vote necessary to pass the budget bill from two-thirds to majority vote and requiring the legislators to forgo their pay if the Legislature fails to pass the budget bill on time. Proposition 2, passed in November 2014, changes the way the State pays down debt and saves money in reserves.

State of California Budget

Budget
deficits in California recurred from year-to-year for over a decade prior to the 2013-14 fiscal year. Weakness in the State economy caused State tax revenues to decline precipitously, resulting in large budget gaps and cash shortfalls. In addition to the recent economic downturn, California’s chronic budget crises are also a result of State spending commitments funded by temporary spikes in revenues. Once revenues return to their normal trend or drop precipitously, these commitments cannot be sustained, and dramatic cuts to programs and/or tax increases sometimes have been required. Budgets also have repeatedly been balanced using, at least in part, unrealized assumptions and one-time or temporary measures.

California’s budget challenges were exacerbated by a “wall of debt,” which was an unprecedented level of debt, deferrals and budgetary obligations that have accumulated for over a decade. At the end of the 2010-11 fiscal year, “wall of debt” obligations had reached $34.7 billions in addition to hundreds of billions of dollars in other long-term cost pressures, debts and liabilities. As a result, the State has been paying for past expenses and will do so for the foreseeable future.

As the
State’s economy has recovered, the State has paid down some of its debt and has addressed some long-standing problems—such as implementing a plan to reduce shortfalls in teacher pensions and commitments to improve the State’s water system. The State remains dependent on personal income tax, which drops precipitously in times of recession.

The passage of
Proposition 2 in November 2014 gives the State a means to seek to avoid repeating the prior boom-and-bust cycles. Under Proposition 2, spikes in capital gains will be used, in part, to save money for the next recession and to pay down the
State’s debts and liabilities. Capital gain revenues above 8 percent of General Fund tax revenue are required to be deposited into a rainy day fund, up to 10 percent of General Fund revenue. The Proposition also sets requirements as to how money in the rainy day fund is used and requires that the State provide multi-year budget forecasts to help better manage the State’s longer term finances. Yet maintaining a balanced budget for the long-term will continue to be an ongoing challenge.

The discussion below of the fiscal year 2015-16 budget and the proposed 2016-17 budget is based on estimates and projections of revenues and expenditures by the Governor’s administration, and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in California and the nation, and there can be no assurance that the estimates will be achieved.

Governor’s Proposed
State Budget for Fiscal Year 2016-17

The Governor’s proposed 2016-17 budget was released on January 9, 2016. The proposed budget assumes continued moderate expansion of the economy. Revenue is expected to continue to increase as a result of higher personal income tax, which is estimated to increase by 3.1 percent compared to the prior fiscal year to $83.8 billion, higher capital gains and higher tax receipts from wages. The proposed budget also expects a 2.8 percent revenue increase in the sales-and-use tax to an estimated $25.9 billion. These personal income and sales-and-use taxes together with other taxes and the prior year’s balance result in projected total General Fund resources of $125.8 billion. The proposed budget includes expenditures of $122.6 billion from the General Fund, a 5.6 percent increase over the prior fiscal year.

The proposed budget acknowledges that given historical trends, the current economic expansion will not continue, and identifies building up the State’s reserves as the best way to protect against the next recession. Pursuant to Proposition 2, the State’s rainy day fund will be $6 billion at the end of the 2016 fiscal year, and the budget proposes to make an additional $2 billion deposit, bringing the total to $8 billion or 65 percent of its maximum. Pursuant to the proposed budget, the State would have total reserves (both the rainy day fund and discretionary reserves) of $10 billion at the end of the 2016 fiscal year. The California Legislative Analyst’s Office (“LAO”) believes that this approach is prudent as a large budget reserve is key to weathering the next recession with minimal disruption to public programs. The LAO encourages the State Legislature, when passing the budget, to follow the proposed budget and concentrate on reserves and one-time spending.

The State has an estimated $224 billion in long-term costs, debts and liabilities. The vast majority of these liabilities ($220 billion) are retirement-related costs of State and University of California employees. Proposition 2 provides a dedicated funding source to help address these liabilities from the 2015 to the 2029 fiscal years, but that funding alone will not eliminate these liabilities.

The proposed budget includes expenditures on infrastructure projects. The State currently faces an estimated $77 billion of deferred maintenance. The proposed budget includes one-time infrastructure spending. In addition to the proposed budget, Governor Brown also released a 2016 Five-Year Infrastructure Plan.

The proposed budget also provides services to, and reduces the tax imposed on, the State’s poorest residents. The Census Bureau estimates that 16 percent of the State’s residents live in poverty, which is slightly above the national average of 14.8 percent. While California’s economic condition has improved since the last recession, much of the gains were made by the
State’s wealthiest residents.

Despite the recent budgetary improvements, there remain a number of risks that threaten the
State’s fiscal condition, including the need to repay billions of dollars of obligations that were deferred to balance budgets during the economic downturn. In addition, California’s revenues (particularly the personal income tax) can be volatile and correlate to overall economic conditions. Sudden tax revenue declines may return with little warning. The budget proposal also faces potential pressure from the State’s legislature to increase spending.

Fiscal Year 2015-16 State Budget

The
2015-16 budget was enacted on June 24, 2015 (the “2015 Budget”) and, as with the 2013 and 2014 Budgets, provides for a multi-year General Fund plan that is balanced. The 2015 Budget also pays down debt and builds a reserve as it implements the first year of Proposition 2.

It is estimated that the 2015 Budget will have total revenues of $117.5 billion and $116 billion in total spending. Spending includes adding $8.7 billion of reserve funds.

The 2015 Budget also pays down prior debts. The 2015
Budget repays the remaining $1 billion in budgetary deferrals to schools and community colleges, discharges the last of the $15 billion in Economic Recovery Bonds that were issued to cover budget deficits from as far back as 2002, repays local governments $765 million in mandated reimbursements, and reduces outstanding mandate liabilities owed to schools and community colleges by $3.8 billion. Under the Proposition 2 requirements, the 2015 Budget directs an additional $1.9 billion to pay off loans from special funds, pay down past liabilities from Proposition 98, and help the University of California reduce its employee pension unfunded liability.

Ratings

The State’s fiscal
situation increases the risk of investing in California municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of California municipal securities, and the Fund’s net asset value, will experience greater volatility.

Fitch, S&P and Moody’s assign ratings to California’s long-term general obligation bonds. The ratings of Fitch, S&P and Moody’s represent their opinions as to the quality of the municipal bonds they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yields.

In 2009 and early 2010, California’s general obligation bond ratings were significantly downgraded by Moody’s, S&P and Fitch. In
July 2009, the State’s general obligation credit rating was downgraded to “Baa1” by Moody’s and “BBB” by Fitch, and in January 2010, S&P downgraded the credit rating to “A-.” Credit ratings had not been that low since 2003 and 2004. Since that time, the credit ratings have been increasing, though the State has one of the lowest bond ratings of any state. In June 2014, Moody’s raised the State’s general obligation rating to Aa3; in July
2015, S&P raised the rating to AA-, the highest rating from S&P since 2000; and Fitch raised the rating to A+ in February 2015.

There can be no assurance that such ratings will be maintained in the future. The State’s credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State’s general obligation bonds, as well as notes and bonds issued by California’s public authorities and local governments. Lower credit ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the Fund’s portfolio.

State of California Indebtedness and Other Obligations

The California Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State uses
General Fund revenues to pay debt-service costs for principal and interest payments on two types of bonds used primarily to fund infrastructure—voter-approved general obligation bonds and lease-revenue bonds approved by the Legislature. Based on estimates from the State Treasurer’s Office, approximately $3.3 billion of new money general obligation bonds (some of which may initially be in the form of commercial paper notes) and approximately $420 million of lease revenue bonds will be issued in fiscal year 2015-16. The actual amount of bonds sold will depend on other factors such as overall budget constraints and market conditions. The State also expects to issue refunding bonds when market conditions warrant.

The debt service ratio (“DSR”) is the ratio of annual General Fund debt-service costs to annual General Fund revenues and transfers, and is often used as an indicator of the State’s debt burden. The higher the DSR and the more rapidly it rises, the more closely bond raters, financial analysts and investors tend to look at the State’s debt practices. Also, higher debt-service expenses limit the use of revenue for other programs.

Based on revenue estimates in the 2015 Budget Act and bond
issuance estimates, the DSR is expected to be approximately 6.7 percent in fiscal year 2015-16 and 6.5 percent in fiscal year 2016-17. After adjusting for receipts from the U.S. Treasury and the availability of special funds that may be used to pay a portion of the debt service, the DSR is expected to be reduced to 5.4 percent in fiscal year 2015-16 and 5.2 percent in fiscal year 2016-17 To the extent additional bonds are authorized and sold in future years, California’s debt-service costs and the DSR will increase. The actual DSR, however, depends on actual debt issuance, actual interest rates, debt service structure and actual General Fund revenues and transfers.

Current State of California debt obligations include:

•

General Obligation Bonds. California’s Constitution prohibits the creation of general obligation indebtedness of California unless a bond measure is approved by a majority of the electorate voting at a general election or direct primary. Each general obligation bond act provides a continuing appropriation from the General Fund of amounts for the payment of debt service on the related general obligation bonds, subject only to the prior application of monies in the General Fund to the support of the public school system and public institutions of higher education.

Under California’s Constitution, appropriations to pay debt service on any general obligation bonds cannot be repealed until the principal and interest on such bonds have been paid. Certain general obligation bond programs, called “self-liquidating bonds,” receive revenues from specified sources so that monies from the
General Fund are not expected to be needed to pay debt service, but the General Fund will pay debt service, pursuant to the continuing appropriation contained in the bond act, if the specified revenue source is not sufficient. The principal self-liquidating bond program is the veterans general obligation bonds, supported by mortgage repayments from housing loans made to military veterans. General obligation bonds are typically authorized for infrastructure and other capital improvements at the state and local level. Pursuant to California’s Constitution, general obligation bonds cannot be used to finance State budget deficits (except as already authorized by Economic Recovery Bonds (“ERBs”)).

As of July 1, 2015, the State had outstanding $77.6 billion aggregate principal amount of long-term general obligation bonds, of which $76.0 billion were payable primarily from the State’s General Fund, and $1.6 billion were “self-liquidating” bonds payable first from other special revenue funds. As of July 1, 2015, there were unused voter authorizations for the future issuance of $30.1 billion of long-term general obligation bonds, some of which may first be issued as commercial paper notes. Of this unissued amount, $596 million is for general obligation bonds payable first from other revenue sources.

•

Variable Rate General Obligations Bonds. The general obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of July 1, 2015, the State had outstanding a $3.6 billion principal amount of variable rate general obligation bonds, representing about 4.7 percent of the State’s total outstanding general obligation bonds as of that date.
With respect to the $1.1 billion of variable rate general obligation bonds having mandatory tender dates, if these bonds cannot be remarketed on their respective scheduled mandatory tender dates, there is no default but the interest rate on the series of such bonds not remarketed on such date would be increased in installments thereafter until such bonds can be remarketed or refunded. The State is obligated to redeem, on the applicable purchase date, any weekly or daily variable rate demand obligations (“VRDOs”) tendered for purchase if there is a failure to pay the related purchase price of such VRDOs on such purchase date from proceeds of the remarketing thereof, or from liquidity support related to such VRDOs. The
State has not entered into any interest rate hedging contracts in relation to any of its variable rate general obligation bonds.

•

General Obligation Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may, in some cases, be issued as commercial paper notes. Commercial paper notes may be renewed or refunded by the issuance of long-term bonds. It is currently the State’s policy to use commercial paper notes to provide flexibility for bond programs, such as to provide interim funding of voter-approved projects and to facilitate refunding of variable rate bonds into fixed rate bonds. Commercial paper notes are not included in the calculation of permitted variable rate indebtedness described above under the heading “Variable Rate General Obligation
Bonds” and are not included in figures provided under the heading “General Obligation Bonds.” A total of $2.2 billion in principal amount of commercial paper notes is now authorized under agreements with various banks, including an agreement for direct purchase of up to $500 million of commercial paper notes by a bank. As of July 1, 2015, there was $481.8 million principal amount of commercial paper notes outstanding.

•

Bank Arrangements. In connection with the letters of credit or other credit facilities obtained by the State in connection with VRDOs and the commercial paper program (“CP”), the State has entered into a number of reimbursement agreements or other credit agreements with a variety of financial institutions. These agreements include various representations and covenants of the State, and the terms by which the State would be required to pay or repay any obligations thereunder. To the extent that VRDOs and CP offered to the public cannot be remarketed over an extended period and the applicable financial institution is obligated to purchase VRDOs or CP, interest payable by the State pursuant to the reimbursement agreement or credit agreement would generally increase over current market levels relating to the VRDOs or CP, and the principal repayment period would generally be shorter than the period otherwise applicable to the VRDOs or CP.
In addition, after the occurrence of certain events of default as specified in a credit agreement, payment of the related VRDOs or CP may be further accelerated and interest payable by the State on such VRDOs or CP could increase significantly.

•

Lease-Revenue Obligations. In addition to general obligation bonds, the State has acquired and constructed capital facilities through the use of lease-revenue borrowing. Such borrowing must be authorized by the
Legislature in a separate act or appropriation. Under these arrangements, the State Public Works Board (“SPWB”), another State or local agency or a joint powers authority issues bonds to pay for the acquisition or construction of facilities, such as office buildings, university buildings, courthouses or correctional institutions. These facilities are leased to State agencies, the California State University or the Judicial Council under a long-term lease that provides the source of payment of the debt service on the lease-revenue bonds. In some cases, there was not a separate bond issuance, but a trustee directly created certificates of participation in the State’s lease obligation, which were then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of State Constitutional provisions that require voter approval. “Lease-revenue obligation”
means principally bonds or certificates of participation for credit facilities where the lease payments providing the security are payable from the operating budget of the respective lessees, which are primarily, but not exclusively, derived from the General Fund. The State had $11.0 billion in lease-revenue obligations outstanding as of July 1, 2015. The SPWB, which is authorized to sell lease-revenue bonds, had approximately $4.0 billion of authorized and unissued bonds as of
July 1, 2015.

•

Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. These revenue bonds represent obligations payable from the State’s revenue-producing enterprises and projects, and conduit obligations payable from revenues paid by private users or local governments of facilities financed by the revenue bonds. In each case, such revenue bonds are not payable from the General Fund.
The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities. State agencies and authorities had approximately
$57.9 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2015.

•

Build America Bonds. In February 2009, the U.S. Congress enacted certain new municipal bond provisions as part of the American Recovery and Reinvestment Act (the “ARRA”), which allowed municipal issuers such as the State to issue Build America Bonds (“BABs”) for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but the U.S. Treasury was to repay to the State an amount equal to 35 percent of the interest cost on any BABs issued during 2009 and 2010. The BAB subsidy payments related to general obligation bonds are General Fund revenues to the State, while subsidy payments related to SPWB lease-revenue bonds are deposited into a fund which is made available to the SPWB for any lawful purpose. In neither instance are the subsidy payments specifically pledged to repayment of the BABs to which they relate. The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the Internal Revenue Service as a refund of a tax credit and such refund may be offset by the Department of Treasury by any liability of the State payable to the federal government. None of the State’s BAB subsidy payments have been reduced because of such an offset.

Between April 2009 and December 2010, the State issued
approximately $13.5 billion of BAB general obligation bonds and $551 million of SPWB BAB lease-revenue bonds (of which $150 million has been redeemed). The remaining aggregate amount of the subsidy payments to be received from fiscal year 2015-16 through the maturity of these bonds (mostly, 20 to 30 years from issuance) based on the 35% subsidy rate is approximately $7.5 billion for the general obligation BABs and $195.5 million for the SPWB lease-revenue BABs.

Pursuant to certain federal budget legislation adopted in August 2011, starting as of March 1, 2013, the government’s BAB subsidy payments were reduced as part of a government-wide “sequestration” of many program expenditures. The reduction of the BAB subsidy payment has been less than $30 million annually and is presently scheduled to continue until 2024, although
Congress may terminate or modify it sooner, or extend it. None of the BAB subsidy payments are pledged to pay debt service, so this reduction will not affect the State’s ability to pay all of its general obligation and SPWB BABs on time, nor have any material impact on the General Fund.

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Economic Recovery Bonds. The California Economic Recovery Bond Act (“Proposition 57”) was approved by the voters on March 2,
2004. Proposition 57 authorized the issuance of up to $15 billion in ERBs to finance the negative General Fund reserve balance as of June 30, 2004 and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs was secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax starting July 1, 2004. The entire authorized amount of ERBs was issued in three sales, in May and June 2004, and in February 2008, and refunding issues were sold in 2009 and 2011. No further ERBs can be issued under Proposition 57. As of August 5, 2015, no ERBs remain outstanding, as all the remaining ERBs have been defeased by creation of several irrevocable escrow funds derived primarily from excess special sales tax revenues. The last ERBs will be paid from these escrow funds on July 1, 2019.

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Tobacco Settlement Revenue Bonds. In 1998 the State signed a settlement agreement (the “MSA”) with four major cigarette manufacturers (the “participating manufacturers”). Under the MSA, the participating manufacturers (“PMs”) agreed to make payments to the State in perpetuity, which payments were predicted at the time to total approximately $25 billion over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers are paid to the State and half to certain local governments, subject to certain adjustments.

The Tobacco Securitization Law, enacted in 2002, authorized the establishment of a special purpose trust to purchase those assets and to issue revenue bonds secured by the tobacco settlement revenues. Legislation in 2003 amended the Tobacco Securitization Law to authorize a credit enhancement mechanism that requires the Governor to request an appropriation from the General Fund in the annual Budget Act for payment of debt service and other related costs in the event tobacco settlement revenues and certain other amounts are insufficient. The Legislature is not obligated to make any General Fund appropriation.

This credit enhancement mechanism applies to certain tobacco settlement bonds that were issued in 2005, 2013 and 2015 with an outstanding principal amount of approximately $2.4 billion (collectively, the “Enhanced Bonds”). The Enhanced Bonds are neither general nor legal obligations of the State and neither the faith and credit, nor the taxing power, nor any other assets or revenues of the State shall be pledged to the payment of the Enhanced Bonds. However, the State committed to request the Legislature for a General Fund appropriation in the event there are insufficient tobacco settlement revenues to pay debt service with respect to the Enhanced Bonds, and certain other available amounts, including the reserve fund for the Enhanced Bonds, are depleted. This appropriation has been requested and approved by the Legislature but use of the appropriated moneys has never been required.

Draws on the reserve funds for the Enhanced Bonds in the amount of approximately $7.9 million were used to make required debt service payments on the 2005 bonds in 2011 and 2012. In April 2013, the reserve fund was replenished in full from tobacco revenues. As of July 1, 2015, the balance of the reserve funds for the Enhanced Bonds was $150 million. If, in any future year, tobacco settlement revenues are less than required debt service payments on the Enhanced Bonds in such year, then additional draws on the reserve funds will be required and at some point in the future the reserve funds may become fully depleted. The State is not obligated to replenish the reserve funds from the General Fund, or to request an appropriation to replenish the reserve funds.

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Unemployment Insurance Fund Borrowing. Commencing in fiscal year 2011-12, the State has been required to pay interest on loans made by the federal government to the State’s Unemployment Insurance Fund. The principal amount of these loans was about $9.7 billion at the end of 2013 and $8.6 billion at the end of 2014, and is projected to be $7.0 billion at the end of calendar year 2015. The September 2014 interest payment of $217.4 million was paid by the General Fund and the 2015 Budget Act provides $174.5 million from the General Fund to make the 2015 interest payment.

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Office of Statewide Health Planning and Development Guarantees. The Office of Statewide Health Planning and Development of the State of California (“OSHPD”) insures loans and bond issues for the financing and refinancing of construction and renovation projects for nonprofits and publically-owned healthcare facilities. This program is currently authorized by statute to insure up to $3 billion for health facility projects. As of
February 28, 2015, OSHPD insured 107 loans to nonprofit or publicly owned health facilities throughout California with an aggregate par amount of approximately $1.8 billion. The cash balance of the fund was approximately $168.4 million as of
February 28, 2015.

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Cash Flow Borrowings. The majority of General Fund receipts are received in the latter part of the fiscal year. Disbursements from the General Fund occur more evenly throughout the fiscal year. The State’s cash management program customarily addresses this timing difference by internal borrowing and external borrowing by issuing short-term notes in the capital markets. The State entered the 2014-15 fiscal year in its strongest cash position since the start of the recession in 2008. For the first time since 2007-08, the State began the current fiscal year without any internal borrowings, and a positive cash balance in the General Fund of $1.9 billion. The State managed its cash flow needs for
2014-15 entirely through the use of internal borrowing and an external revenue anticipation notes (“RANs”) borrowing of $2.8 billion, the smallest RAN since 2006-07. The State’s cash position continues to be strong entering fiscal year 2015-16, as the General Fund ended the previous year with a positive cash balance of $2.5 billion. The State’s cash flow projections for fiscal year 2015-16 indicate that internal borrowings will be sufficient and available to meet the normal peaks and valleys of the State’s cash needs, while maintaining a cushion at all times of at least $2.5 billion. Accordingly, the State does not plan to use any external RANs borrowing in fiscal year 2015-16, only the second time this has occurred since the commencement of annual RANs borrowings in the early 1980s.

Internal Borrowing. The General Fund is
currently authorized by law to borrow for cash management purposes from more than 700 of the State’s approximately 1,300 other funds in the State Treasury (the “Special Funds”). Total borrowing from Special Funds must be approved by the Pooled Money Investment Board (“PMIB”). The State Controller submits an authorization request to the PMIB quarterly, based on forecasted available funds and borrowing needs. The Legislature from time to time may adopt legislation establishing additional authority to borrow from Special Funds. The State has historically made extensive use of its internal borrowing capability to provide cash resources to the General Fund. One fund from which funds may be borrowed to provide additional cash resources to the General Fund is the BSA, a reserve fund established in 2004 by Proposition 58. While during fiscal years 2008-09 to 2013-14, there were no funds available in the BSA, the BSA now funded at a projected $3.5 billion in fiscal year 2015-16. The State may also transfer funds into the General Fund from the SFEU, which is not a Special Fund.

External
Borrowing. External borrowing is typically done with RANs that are payable not later than the last day of the fiscal year in which they are issued. Prior to the 2015 fiscal year, RANs were issued in all but one fiscal year since the mid-1980s and have always been paid at maturity. The State is authorized under certain circumstances to issue revenue anticipation warrants (“RAWs”) that are payable in the next succeeding fiscal year. The State issued RAWs to bridge short-term cash management shortages in the early 1990s and early 2000s.

RANs and RAWs are both payable from any “Unapplied Money” in the
General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. “Priority Payments” consist of: (i) the setting apart of State revenues in support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the State Constitution); (ii) payment of the principal of and interest on general obligation bonds and general obligation commercial paper notes of the State as and when due; (iii) a contingent obligation for General Fund payments to local governments for certain costs for realigned public safety programs if not provided from a share of State sales and use taxes (as provided in Article
XIII, Section 36 of the Constitution, enacted by Proposition 30); (iv) reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (v) payment of State employees’ wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, lease payments to support lease revenue bonds, and any amounts determined by a court of competent jurisdiction to be required by federal law or the State Constitution to be paid with State warrants that can be cashed immediately.

The State has employed additional cash management measures during some fiscal years; all of the following techniques were used at one time or another during the last several fiscal years, but none are planned in 2015-16: (i) the State Controller has delayed certain payment of disbursements from the General Fund; (ii) legislation was enacted to increase the State’s internal borrowing capability and the State has increased the General Fund’s internal borrowing; (iii) legislation was enacted to defer some of the State’s disbursements until later in the then-current fiscal year, when more cash receipts are expected; and (iv) the issuance of registered warrants because of insufficient cash resources. From time to time, the Legislature changes by statue the due date for various payments, including those owed to public schools, universities and local governments, until a later date in the fiscal year in order to align more closely the State’s revenue with its expenditures. This technique has been used several times in the last few fiscal years. Some of these statutory deferrals were made permanent, and others were implemented for only one fiscal year.

•

Retirement Liabilities. The State’s retirement programs are projected to have significant and growing unfunded liabilities. If the State does not take action concerning these liabilities soon, the extra costs needed to retire these unfunded liabilities over the next few decades will likely increase dramatically. Lower than expected investment returns have been a primary reason for the growth of unfunded pension liabilities in the last decade. There has also been benefit increases that are implemented retroactively, and demographic and pay changes among employees and retirees. In addition, the State has very little flexibility under case law to alter benefit and funding arrangements for current employees. Generally, pension benefit packages, once promised to an employee, cannot be reduced, either retrospectively or prospectively. The State’s annual required contributions to CalPERS and CalSTRS may need to significantly increase in the future. In addition, governments typically do not “pre-fund” their retiree health liabilities. This means that future taxpayers may bear a larger cost burden for these benefits. Unlike pensions, there are no investment returns under this type of funding structure to cover a large portion of benefit costs.

Litigation

California is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, California is involved in certain other legal proceedings (described in California’s recent financial statements) that, if decided against the State might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund.

Municipal Bankruptcies

Federal bankruptcy law permits local governments—counties, cities, special districts, school districts and community college districts—to file for relief under Chapter 9 provided that their state government authorizes this action. California provides its local governments with broad authority to file Chapter 9. Three California localities made Chapter 9 bankruptcy filings in 2012, which occurred just months after another California locality had completed its three-year Chapter 9 process. The use of Chapter 9 bankruptcy filings by local governments could have an impact on creditors and parties with whom they contract, including bond holders. Some of localities that have filed for bankruptcy have not skipped bond payments. In addition, bankruptcies at the local level could impact the State’s overall fiscal outlook.

Additional Information

Information regarding the State’s financial condition is included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be obtained by contacting the State Treasurer’s Office at 800-900-3873 or at www.treasurer.ca.gov.

Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at 916-445-4656.

Complete text of the State Controller’s monthly reports may be accessed at the State Controller’s website
(www.sco.ca.gov).

Complete text of the Governor’s proposed 2016-17 budget, and prior budgets, may be found at the Electronic Budget website of the Department of Finance (www.ebudget.ca.gov) under the heading “Governor’s Proposed Budget.”

None of the information on the above websites is incorporated herein by reference.

Special Risk Considerations Relating to New York Municipal Securities

The PowerShares New York AMT-Free Municipal Bond Portfolio will have considerable investments in New York municipal obligations. Accordingly, the Fund is susceptible to certain factors which could adversely affect issuers of New York municipal obligations. The ability of issuers to pay interest on, and repay principal of, New York municipal obligations may be affected by:
(1) amendments to the Constitution of the State of New York (“New York” or the “State”) and other statutes that limit the taxing and spending authority of New York government entities; (2) the general financial and economic profile as well as the political climate of the State of New York, its public authorities, and political subdivisions; and (3) a change in New York laws and regulations or subsequent court decisions that may affect, directly or indirectly, New York municipal obligations. The Fund’s yield and share price are sensitive to these factors as one or more of such factors could undermine New York issuers’ efforts to borrow, inhibit secondary market liquidity, erode credit ratings and affect New York issuers’ ability to pay interest on, and repay principal of, New York municipal obligations. Furthermore, it should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State and the City of New York (“City”), and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Summarized below are important financial concerns relating to the Fund’s investments in New York municipal obligations. This section is not intended to be an entirely comprehensive description of all risks involved in investing in New York municipal obligations. The information in this section is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State and the City. It should be noted that the information recorded here primarily is based on the economic and budget forecasts and economic risks found in certain reports issued by the State, the City and the Metropolitan Transportation Authority (“MTA”). The accuracy and completeness of the information in those reports have not been independently verified. The resources used to prepare the disclosure related to the
City, the State and the U.S. economy were published primarily by the State Division of the Budget (“DOB”) between June 1, 2015 and November 24, 2015, and the resources used to prepare the MTA disclosure were published in February
2015. Since the time that such resources were published, there may have been, and may yet be, significant changes in circumstances altering the economic and budget predictions found in those resources and presented here. In addition, it is important to note that many of the dollar amounts referenced in this section have been truncated to one digit after the decimal and rounded up or down to the appropriate dollar denomination. Because such dollar amounts generally reference large sums of money
(e.g., millions or billions of dollars), the truncation and/or rounding of such dollar amounts may significantly differ from the untruncated and unrounded dollar amounts.

State Economy

The
State has a diverse economy with a relatively large share of the nation’s financial activities, employment in the information, health services and education sectors, but a rather small share of the nation’s farming and mining activity. New
York is the fourth most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. The financial activities sector share of total wages is particularly large for the State relative to the nation. Thus, the State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector. The City has the highest population of any city in the nation and is the center of the nation’s largest metropolitan area. The City accounts for a large percentage of the State’s residents and personal income.

The State’s private sector labor market continues to generate strong momentum despite a softening national and global backdrop. The most recent detailed data indicate even more robust growth than expected in construction and real estate services; transportation and warehousing; wholesale trade; and professional and business services.
DOB’s outlook for private sector job growth for 2016 is 1.6 percent, following growth of 1.9 percent for 2015. Total employment growth for 2015 and 2016 are projected at 1.6 percent and 1.3 percent, respectively.

Stronger than expected job growth has also resulted in a small upward revision to estimated non-bonus wage growth to 4.5 percent for FY 2016.
However, weak third-quarter finance sector revenues are likely to weigh heavily on bonus payouts for the 2015-16 bonus season. As a result, estimated finance and insurance sector bonus growth for FY 2016 has been revised down to 3.3 percent. On balance, overall wage growth for FY 2016 remains unchanged from the First Quarterly Update forecast of 4.4 percent. In addition, financial market volatility and a large decline in the estimated value of initial public offerings for 2015, are expected to result in a small decline in capital gains realizations for the 2015 tax year, following robust growth above 30 percent for 2014.

The State’s private-sector labor market has continued to outperform expectations, but there are significant risks to the forecast. All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation’s financial capital, both the volume of financial market activity and the volatility in equity markets pose a particularly large degree of uncertainty for New York. Under the ongoing implementation of Dodd-Frank, as well as other pressures, the pattern of Wall Street bonus payouts continues to evolve, with payments now more widely dispersed throughout the year. Taxable payouts can represent both current-year awards and deferred payments from prior years, with the deferral ratio itself proving to be unstable. As a result, the uncertainty surrounding bonus projections continues to mount. Recent events also have demonstrated how sensitive financial markets can be to shifting expectations surrounding both Federal Reserve policy and global growth. Financial market gyrations are likely to have a larger impact on the State economy than on the nation as a whole. Should financial and real estate markets be either weaker or stronger than expected, both bonuses and taxable capital gains realizations could be correspondingly affected.

There can be no assurance that the State economy will not experience results worse than those predicted in the 2016 fiscal year or subsequent fiscal years, with related material and adverse effects on the State’s estimates of receipts and disbursements.

State Budget

Each year, the Governor is required to provide the State Legislature with a balanced executive budget which constitutes the proposed State financial plan for the ensuing fiscal year. The State’s fiscal year for 2015 ended on March 31, 2015 (the “2015 fiscal year”). The State’s fiscal year for 2016 will run from April 1, 2015 to
March 31, 2016 (the “2016 fiscal year”). The Governor’s executive budget is required to be balanced on a cash basis and that is the primary focus of DOB in preparing the financial plan for the State. State finance law also requires the State financial plan to be reported using generally accepted accounting principles (“GAAP”), in accordance with standards and regulations set forth by the Governmental Accounting Standards Board (“GASB”). As such, the State reports its financial results on both the cash accounting basis, showing receipts and disbursements, and the GAAP modified accrual basis, showing revenues and expenditures. In May 2015, DOB published the Enacted Budget Financial Plan for
Fiscal Year 2016 (“2016 Budget”), which updates the State’s official financial plans for fiscal years 2015 through 2019 (the “Fiscal Plan”). The DOB subsequently issued an Annual Information Statement, dated June 1,
2015 (the “2016 AIS”), which is updated quarterly. The State financial results, as described below, are calculated on a cash accounting basis, unless specified otherwise. The GAAP projections for the State’s budget can be obtained from DOB.

In the 2016 AIS, the DOB projected a General Fund closing cash balance of $7.3 billion for the end of the 2015 fiscal year, an increase of approximately $5.2 billion from what was initially estimated when the 2015 budget was enacted. The increase was largely a result of monetary settlement payments. In its subsequent Annual Information Statement Update, dated
November 24, 2015, the DOB projected a General Fund closing cash balance of $4.6 billion for 2016, a decrease of $2.7 billion from the fiscal year 2015 closing balance. The decline reflects the planned use of monetary settlement funds ($2.5 billion), the use of resources from fiscal year 2015 ($190 million), and the use of the collective bargaining reserve to fund the recent labor agreements ($35 million). The State ended September 2015 with a closing balance of $13.9 billion in State
Operating Funds, or $875 million above the 2016 Budget projection.

The budget forecasts are based on assumptions of economic performance, revenue collections, spending patterns and projections of the costs of program activities. There can be no guarantee that the State’s financial position will not change materially and adversely from current projections. If this were to happen, the State would

be required to take additional gap-closing actions, such as decreases in State agency operations; delays or decreases in payments to local governments or other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; or other actions. In some cases, the ability of the State to implement these actions requires the approval of the Legislature and cannot be implemented unilaterally by the Governor.

Other Considerations

Many complex political, social, economic, financial and environmental forces influence the State’s economy and finances, which may in turn affect the 2016 Budget. These factors may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State’s control. The 2016 Budget is also based on numerous assumptions, including forecasts of national and State economic activity and the ability of the State to collect related tax receipts as projected. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. In certain fiscal years, actual collections were substantially below the levels predicted for the year. In addition, surplus projections in future years are based on the assumption that annual growth in
State Operating Funds spending is limited to 2 percent, and that all savings that result from the 2 percent limit will be made available to the General Fund. There can be no assurance that the State’s actual results will not differ materially and adversely from the current forecast.

There are numerous uncertainties and risks that could affect the 2016 Budget, including the impact of: national and international events; ongoing Euro-zone financial instability; changes in consumer confidence, oil prices and oil supplies; major terrorist events, hostilities or war; climate change and extreme weather events; federal statutory and regulatory changes regarding financial sector activities; changes regarding financial sector bonus payouts and any future legislation governing the structure of compensation; changes in monetary policy affecting the financial markets and interest rates; financial and real estate market developments which may negatively affect capital gains realizations and bonus income; the effect of household debt on consumer spending and State tax collections; and the outcome of litigation and other claims affecting the State.

The 2016 Budget forecast also contains specific transaction risks and other uncertainties that, if they were to materialize, could have a negative affect on the 2016 fiscal year or in future years, including, but not limited to, the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels projected in the 2016 Budget or Fiscal Plan; and the success of cost-savings measures including, but not limited to, the transfer of available fund balances to the General Fund at the levels currently anticipated.

The 2016 Budget projections generally assume that School Aid and Medicaid disbursements will be restricted to the increase in State personal income and the ten-year average growth in the Medicaid component of the CPI, respectively. The 2016 Budget, however, approved expenditures for School Aid to increase above the growth in personal income that would otherwise be used to calculate the school year increases.

Climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for the State include, among other items, rising sea levels, more severe coastal flooding and erosion hazards and more intense storms. Storms in recent years have demonstrated the vulnerabilities in the State’s infrastructure to extreme weather events, including coastal flooding caused by storm surges. The DOB expects that significant long-term planning and investment by the federal government, State, municipalities and public utilities will be needed to adapt existing infrastructure to climate change risks.

Little more than a year after Hurricane Irene and Tropical Storm Lee disrupted power and caused extensive flooding to numerous State counties, Superstorm Sandy hammered the East Coast on October 29, 2012, causing massive infrastructure damage and economic losses to the State and surrounding region. The frequency and strength of these storms present financial and economic risks to the State. The State’s reimbursement claims for the costs of the immediate response are in process. In addition, recovery and future mitigation efforts have commenced, greatly supported by federal funds. In January 2013, the federal government authorized about $60 billion in disaster aid for general recovery, rebuilding and mitigation activity nationwide. It is anticipated that the State, MTA and State localities may receive approximately one-half of this amount over the coming years for response, recovery and mitigation costs. There can be no guarantee that all expected federal disaster aid described above will be provided to the State and its affected entities, or that it will be provided on the projected schedule.

Under legislation enacted in August 2010, the State and local governments may defer paying
(or amortize) a part of their annual pension costs starting in fiscal year 2011. Although amortization temporarily cuts the pension costs that must be paid by public employers in a particular fiscal year, it ultimately results in greater total costs when repaid with interest. Pension contribution costs greater than the State’s prescribed amortization thresholds may be deferred. Based in part on certain actuarial assumptions, the 2016 Budget assumes that the State will continue to amortize a part of its pension costs in fiscal year 2016 and beyond. The 2016 Budget assumes that both the State and the OCA will choose to defer pension costs in fiscal year 2016 and later years, consistent with the authorizing legislation, and repay those amounts with 3.15 percent per annum interest over 10 years from the date of each deferred payment. These projections are based on projected market returns and a number of actuarial assumptions, which if unrealized, could change these projections materially. Furthermore, the Retirement Systems’ Actuary was scheduled to conduct the next five-year experience study in 2015, the results of which could also affect these projections materially.

The State receives a significant amount of federal funding for health care, education, transportation and other government needs, as well as federal aid to address response and recovery to extreme weather events. Any reduction in federal funding levels could have a materially adverse impact on the 2016 Budget. In addition, the 2016 Budget may be negatively affected by other actions taken by the federal government, including audits, disallowances and adjustments to federal participation rates or other Medicaid rules.

Furthermore, the State and the Federal Centers for Medicare and Medicaid Services (“CMS”) have reached an agreement in principle allowing up to $8 billion in federal funding over numerous years for use in transforming the State’s health care system. This funding is provided through an amendment to the State’s Partnership Plan 1115 Medicaid waiver.

As part of an approved plan between the State and the Federal CMS, the State received a $250 million Designated State Health Program
(“DSHP”) payment as part of a multi-year effort to transform services of the Office for People with Developmental Disabilities (“OPWDD”) and provide more individuals with development disabilities the opportunity to be served in community-integrated settings. The 2016 Budget assumes that the State and CMS will agree on a second phase of OPWDD transformation, which would accomplish a transition to holistic care management and value-based payments across all developmental disability systems. The Fiscal Plan reflects the continuation of the $250 million DSHP payment in fiscal years 2016 and 2017 to effect this transformation, though such federal funding has not yet been approved by CMS.

Debt outstanding and debt service costs over the course of the plan period are projected to remain below the limits prescribed by the Debt
Reform Act of 2000 (“Debt Reform Act”) based on the updated forecasts in the 2016 Budget. However, the State is currently in a period of relatively limited debt capacity. The available room under the debt outstanding cap is expected to decline from $4.1 billion in fiscal year 2014 to $498 million in fiscal year 2019. This includes the estimated impact of the bond-financed portion of the 2016 Budget’s increased capital commitment levels. The State may implement measures to further adjust capital spending priorities and debt financing practices to stay in compliance with the statutory outstanding debt limit.

An impasse in Congress in October 2013 resulted in a temporary federal government shutdown and concern that the federal debt ceiling would not be increased in a timely way. A default by the federal government on payments, especially for a prolonged period, can be projected to have a materially adverse effect on the economies of the nation and the State, financial markets and intergovernmental aid payments. According to DOB, although it is not possible to know or predict the particular effects of a federal government payment default on the 2016 Budget, data from prior economic struggles suggest that the State’s revenue loss could be substantial if the economy falls into a recession as a result of a federal default. A federal government payment default also may adversely affect the municipal bond market. Municipal issuers, and the State, could face greater borrowing costs and decreased market access, which would jeopardize planned capital investments in transportation infrastructure, higher education facilities, hazardous waste remediation, environmental projects and economic development projects.
Furthermore, the market for and market value of outstanding municipal obligations, including municipal obligations of the State, could be negatively affected.

Substantially all of the State’s employees become eligible for post-retirement benefits if they reach retirement while working for the
State. In accordance with the GASB Statement 45, the State must perform an actuarial valuation every two years for purposes of calculating Other Post-Employment Benefits (“OPEB”) liabilities. The Annual Required Contribution (represents the annual level of funding that, if set aside on an ongoing basis, is projected to cover normal costs each year and amortize any unfunded liabilities of the plan over a maximum period of 30 years. Any amounts required but not actually set aside to pay for these benefits are accumulated with interest as part of the net OPEB obligation, after adjusting for amounts previously required. The estimated unfunded actuarial accrued liability for fiscal year 2014 is $68.2 billion ($54.3 billion for the State and $13.9 billion for the State University of New York), an increase of $1.7 billion from fiscal year 2013 (attributable wholly to the State University of New York). The State settled collective bargaining agreements with 97 percent of its workforce for the contract period beginning in fiscal year 2012. However, the unions representing State
Police Troopers and Investigators have no contracts in place for the current contract period. There is no General Fund reserve in the 2016 Budget for this purpose.

The fiscal demands on State aid may be affected by the fiscal conditions of the City and potentially other localities, which rely in part on
State aid to balance their budgets and meet their cash requirements. Certain localities outside of the City, including cities and counties, have experienced financial problems and have requested and received additional State assistance during the last several fiscal years. In 2013, the Financial Restructuring Board of Local Governments was created to provide assistance to distressed local governments by performing comprehensive reviews, and providing grants and loans as a condition of implementing recommended efficiency initiatives.

Implementation of the 2016 Budget relies on the State’s ability to successfully market its bonds. The State primarily finances much of its capital spending from the General Fund, which it subsequently reimburses with proceeds from the sale of bonds. If the State cannot sell bonds at the levels (or on the timetable) anticipated in the State’s capital plan, the State’s overall cash position and capital funding plan may be adversely affected. The success of expected public sales will depend on prevailing market conditions. Future developments in the financial markets generally, and future developments regarding the State and public discussion of those developments, may affect the market for outstanding State-supported and State-related debt.

The General Fund periodically is the beneficiary of State financial settlements. The 2016 Budget assumes settlement payments in the upcoming fiscal years ($100 million for both fiscal years 2017 and 2018). There is no guarantee that settlement proceeds will be received in the amounts projected in the 2016 Budget.

Recent State Fiscal Years

When the 2015 fiscal year budget was enacted, the DOB estimated that the State would end the fiscal year with a General Fund cash balance of approximately $2.1 billion. Largely as result of monetary settlement payments, the General Fund ended the year with a balance of $7.3 billion, approximately $5.2 billion above the initial estimates. Tax receipts, including the transfer of tax receipts to the General Fund after payment of debt services, for the 2015 fiscal year totaled approximately $58.6 billion, $210 million higher than projected in the Executive Budget. General Fund disbursements, including transfer to other funds, totaled approximately $62.9 billion, $325 million less than the estimated amount in the Executive Budget. The General Fund ended the 2015 fiscal year with a closing cash balance of approximately $7.3 billion, which was $468 million below the
Executive Budget estimated amount. This balance consists of $4.7 billion from monetary settlement payments that the State plans to use for one-time initiatives, $1.8 billion in the Rainy Day Reserve Fund, $500 million for future debt management actions, including debt reduction, $74 million in the Community Projects Fund, $21 million in the Contingency Reserve Fund, $50 million set aside for potential retroactive labor settlements, and $190 million for fiscal year 2016 operations, including certain transactions that did not occur as expected in the 2015 fiscal year.

Debt Limits, Ratings and Outstanding Debt

The debt of the State and of certain public authorities (“Authorities”) consists of “State-supported debt” and
“State-related debt.” State-supported debt includes: (1) general obligation debt of the State to which the full faith and credit of the State has been pledged; (2) lease-purchase and contractual-obligations of public Authorities and municipalities where the State’s obligations to make payments to those public Authorities and municipalities to cover debt service on those instruments is dependent on annual appropriations made by the Legislature and not based upon general obligations of the State; (3) long-term obligations issued by the Local Government Assistance Corporation Program, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State’s annual seasonal borrowing; and (4) State Personal Income Tax (“PIT”) Revenue Bond Financing, which is issued by certain Authorities. The legislation enacting the issuance of State PIT Revenue Bond
Financing provides that 25 percent of PIT receipts, excluding refunds owed to taxpayers, must be deposited into the Revenue Bond Tax Fund to be used to make debt service payments on these bonds. Legislation enacted in 2007 increased, under certain circumstances, the amount of PIT receipts to be deposited into the Revenue Bond Tax Fund by removing an exclusion for PIT amounts deposited to the School Tax Relief Fund.

State-related debt is a broader category of state debt that includes State-related debt but also includes State-guaranteed debt, moral obligation financings, certain contingent-contractual obligation financings, and certain other State financings (“Other State Financings”). Debt service on State-guaranteed debt, moral obligation financings, and the contingent-contractual obligation financings is expected to be paid from sources other than the State, and State appropriations are contingent in that they may be made and used only under certain circumstances. Other State
Financings relate to debt issued by an Authority on behalf of a municipality. These include capital leases, mortgage loan commitments and debt of the municipal bond bank agency to finance prior year school claims. The municipality pays debt service on such financings by assigning specified State and local assistance payments it receives. The State does not have any obligation to continue to appropriate the local assistance payments that are the subject of the municipality assignments or make any debt service payments on such financings.

Total State-related debt outstanding is projected to total $55.3 billion in fiscal year
2016, an increase of $1.1 billion (2.1 percent) from fiscal year 2015. New debt issuances are expected to total $5.2 billion in fiscal year 2016, offset by $4.1 billion in debt retirements. The annual increase in debt outstanding includes $1.1 billion for education facilities, $277 billion for health and mental hygiene, $261 million for transportation and $249 million for economic development and housing. Over the period of the Fiscal Plan, State-related debt outstanding is projected to increase from $54.2 billion in fiscal year 2015 to $61.2 billion in fiscal year 2020, or an average increase of 2.5 percent annually.

Debt issuance totaling $5.2 billion is planned to finance new capital project spending in fiscal year 2016, an increase of $2.0 billion (61 percent) from fiscal year 2015. The bond issuances will finance capital commitments for education ($1.7 billion), transportation ($1.4 billion), economic development ($844 million), health and mental hygiene ($600 million), State facilities and equipment ($345 million) and the environment ($268 million). During the Fiscal Plan, new debt issuances are projected to total $29.0 billion.

New State-supported debt issued on or after April 1, 2000 is subject to the Debt Reform Act. The Debt Reform Act imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital works and purposes only and restricts the maximum term of debt issuances to no more than 30 years. Current projections anticipate that debt outstanding and debt service will continue to remain below the limits imposed by the Debt Reform Act. Based on the most recent personal income and debt outstanding forecasts, the available room under the debt outstanding cap is expected to decline from $4.1 billion in fiscal year 2015 to $498 million in fiscal year 2019. This includes the estimated impact of the bond-financed portion of proposed increased capital commitment levels. Capital spending priorities and debt financing practices may be adjusted from time to time to preserve available debt capacity and stay within the statutory limits.

The State finances a portion of its capital projects with
General Obligation bonds. In fiscal year 2016, the State expects that $685 million of General Obligation bonds will be issued to fund projects. General Obligation bond financing of capital projects is accomplished through the issuance of full faith and credit bonds that have been authorized directly by the voters under a State constitutional requirement. General Obligation bond-financed spending ($2.7 billion) accounts for approximately 5 percent of total spending over the period of the Fiscal
Plan. The Fiscal Plan assumes the continued implementation often prior authorized bond acts.

State Retirement Systems

The State and Local Retirement Systems (“Systems”) provide coverage for public employees of the State and its localities (except employees of the City and teachers, who are covered by separate plans). The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. The present value of anticipated benefits for current members, retirees and beneficiaries increased from $204.5 billion on April 1, 2013 to $216.4 billion (including $101.5 billion for current retirees and beneficiaries) on
April 1, 2014, and the net position restricted for pension benefits as of March 31, 2014 were $181.3 billion (including $5.3 billion in receivables, consisting of employer contributions, amortized amounts, member contributions, member loans, accrued interest and dividends, investment sales and other miscellaneous receivables), an increase of $17.1 billion or 10.4 percent from the fiscal year 2012-13 level of $164.2 billion. Under the funding method used by the Systems, the anticipated benefits of current members, retirees and beneficiaries are expected to be sufficiently covered by the net assets, plus future actuarially determined contributions. The funded ratio, as of April 1, 2014, calculated by the Systems
Actuary in August 2014 using the entry age normal funding method and actuarial assets, was 92 percent.

For the 2015 fiscal year, the total State payment (including Judiciary) was approximately
$2.8 billion. The State (including Judiciary) opted to amortize the maximum amount permitted, which reduced the required March 1, 2015 payment by $713.2 million. The estimated State payment (including Judiciary) due to the Systems for the 2016 fiscal year is approximately $2.5 billion. Multiple prepayments, including interest credit, have reduced this amount by approximately $302.2 million. If the State (including Judiciary) opts to amortize the maximum amount permitted, this would reduce the required March 1, 2016 payment to $395.1 million.

Litigation

The State is a defendant in certain court cases that could ultimately affect the ability of the State to maintain a balanced financial plan.
The State believes that the 2016 Budget includes sufficient reserves to offset the costs associated with any potential adverse rulings. There can be no assurance that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2016 Budget resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced 2016 Budget. In addition, any potential amounts may be structured over a multi-year period. It is possible that adverse decisions in legal proceedings against the State could exceed the amount of all potential 2016 Budget resources set aside for judgments, and consequently could negatively affect the State’s ability to maintain a balanced 2016 Budget. The disclosure below only includes litigation where the State deems the monetary claims against the State to be material or that involves significant challenges to or impacts on the State’s financial policies or practices. The State generally only deems a monetary claim to be material if it exceeds $100 million. Furthermore, the litigation discussed below does not include all pending material matters and it does not include any pending material matter where the State’s legal counsel has advised that it is not probable that the State will suffer adverse decisions.

Real Property Claims

There are several cases in which Native American tribes have asserted possessory interests in real property or sought monetary damages as a result of claims that certain transfers of property from the tribes or their predecessors-in-interest in the 18th and 19th centuries were illegal.

In Oneida Indian Nation of New York v. State of New York, 74-CV-187 (NDNY), the plaintiff, alleged successors-in-interest to the historic Oneida Indian Nation, sought a declaration that they hold a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place between 1795 and 1846, money damages, and the ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area. In 1998, the United States intervened in support of plaintiff.

During the pendency of this case, significant decisions were rendered by the United States Supreme Court and the Second Circuit Court of
Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill v. Oneida Indian Nation of New York, 544 U.S. 197 (2005), and Cayuga Indian Nation of New York v. Pataki, 413 F.3d 266 (2d Cir. 2005), cert.
denied, 547 U.S. 1128 (2006). Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims.

Relying on these decisions, in Oneida Indian Nation et al. v. County of Oneida et al., 617 F.3d 114 (2d Cir. 2010), the Second Circuit
Court of Appeals dismissed the Oneida land claim. On October 17, 2011, the United States Supreme Court denied plaintiffs’ petitions for certiorari to review the decision of the Second Circuit. See 132 S. Ct. 452 (2011).

On May 16, 2013, the State, Madison and Oneida Counties, and the Oneida Indian Nation signed a settlement agreement covering many issues.
As pertinent here, the agreement would place a cap on the amount of land the tribe could reacquire and have taken into trust for its benefit by the United States. The agreement has been approved by the State Legislature, and was approved by the
Federal Court on March 4, 2014.

There are three cases challenging the settlement agreement. In Matter of Town of Verona, et al.
v. Cuomo, et al. (Sup. Ct., Albany Co.), the plaintiffs are citizen taxpayers, voters, and two towns. The defendants answered and moved for summary judgment which was granted in a Decision/Order/Judgment on June 27, 2014 dismissing all claims in the complaint and denying plaintiffs’ cross-motion to amend. Plaintiffs filed a Notice of Appeal on March 17, 2015.

In Schulz v. New York State Executive, et al., (Sup. Ct., Albany Co.), plaintiff seeks a declaratory judgment that the New York Gaming
Act, the New York Tax Free Zones Act, and the Oneida, St. Regis Mohawk and Seneca Nation settlement agreements violate various provisions of the State Constitution. In a decision, order and judgment dated April 10, 2014, the court disposed of some of the constitutional challenges to the statutes and ordered that plaintiff serve the tribes and the Counties of Madison and Oneida within thirty days. The counties dispute whether they were properly served and the tribes appear to have invoked immunity from suit such that none of those parties answered the amended complaint by June 16, 2014 as directed by the court. On November 5, 2014, the court dismissed the remainder of the action in its entirety. Petitioner’s appeal is now pending.

In Kaplan v. State of New York (Sup. Ct., Oneida Co), plaintiff is a citizen taxpayer and voter who claims that the settlement agreement violates the State Constitution by delegating the State’s taxing power. On July 16, 2015, the State filed a motion to dismiss the complaint on several grounds, including laches, comity and failure to state a claim.
Defendants’ motion to dismiss was fully briefed and argued on September 16, 2015. The parties await the decision.

In
Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al. (NDNY), plaintiffs seek ejectment and monetary damages for their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in interest. The defendants’ motion for judgment on the pleadings, relying on the decisions in Sherrill, Cayuga, and Oneida was granted in great part through decisions on July 8, 2013 and July 23,
2013, holding that all claims are dismissed except for claims over the area known as the Hogansburg Triangle and a right of way claim against Niagara Mohawk Power Corporation, which will now proceed through discovery and additional motion practice.

On May 21, 2013, the State, Franklin and St. Lawrence Counties, and the tribe signed an agreement resolving a gaming exclusivity dispute, which agreement provides that the parties will work towards a mutually agreeable resolution of the tribe’s land claim. The land claim has been stayed through at least January 15, 2016 to allow for settlement negotiations.

On May 28, 2014, the State, the New York Power Authority and St. Lawrence County signed a memorandum of understanding with the St. Regis
Mohawk Tribe endorsing a general framework for a settlement, subject to further negotiation. The memorandum of understanding does not address all claims by all parties and will require a formal written settlement agreement. Any formal settlement agreement will also require additional local, State and Congressional approval.

In Shinnecock Indian Nation v. State of New York, et
al. (EDNY), plaintiff seeks ejectment, monetary damages, and declaratory and injunctive relief for its claim that approximately 3,600 acres in the Town of Southampton were illegally transferred from its predecessors-in-interest. On
December 5, 2006, the District Court granted defendants’ motion to dismiss, based on the Sherrill and Cayuga decisions. Plaintiff moved for reconsideration before the District Court and also appealed to the Second Circuit Court of Appeals.
The Shinnecock appeal to the Second Circuit was reinstated and, on October 28, 2015, the Second Circuit affirmed the District Court’s decision dismissing plaintiff’s claim.

In State of New York, et al. v. The United States of America, et al., 06-CV-810 (WDNY), the parties have sought to resolve the relative responsibilities of the State and Federal governments for the cost of remediating the Western New York Nuclear Service Center (the “Center” or “Site”), located in West Valley, Cattaraugus County, New York. The Center was
established by the State in the 1960s in response to a Federal call to commercialize the reprocessing of spent nuclear fuel from power reactors. The private company that had leased the Site ceased operations in 1972, leaving behind two disposal areas and lagoons, highly contaminated buildings, and 600,000 gallons of liquid high level radioactive waste (“HLRW”) generated by reprocessing activities.

Congress enacted the West Valley Demonstration Project Act (the “WVD Project Act”) in 1980, directing the Federal government to solidify the HLRW and transport it to a Federal repository, decontaminate and decommission the facilities and dispose of the low-level waste produced from the Demonstration Project. The WVD Project Act directed the State to pay 10 percent of the
Demonstration Project costs. However, for many years the two governments disputed what additional cleanup is needed; which cleanup activities are covered by the WVD Project Act (and thus subject to the 90/10 split); who bears the long-term responsibility for maintaining, repairing or replacing and monitoring tanks or other facilities that are decommissioned in place at the Site; and who pays for the offsite disposal fee for the solidified HLRW. The combined Federal and State cost expenditures to date amount to approximately $2.6 billion. The State’s expenditures at the Center are now approaching $320 million.

In order to resolve these disputes, the State and the New York State Energy Research and Development Authority (which owns the Center on behalf of the State) filed suit in December 2006, seeking a declaration: (1) that the Federal government (which sent wastes from various Federal facilities to the Center) is liable under the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”) for the State’s cleanup

costs and for damages to the State’s natural resources, and a judgment reimbursing the State for these costs and damages, (2) of the scope of the Federal government’s responsibilities under CERCLA to decontaminate and decommission the Site and for further Site monitoring and maintenance, and (3) that the U.S. is responsible under the Nuclear Waste Policy Act for paying the fees for disposal of solidified
HLRW at the Site. After commencement of the action, the parties engaged in court-ordered mediation, as a result of which a Consent Decree was approved and entered on August 17, 2010, resolving several key claims in the litigation.

The Consent Decree identifies a specific cost share for each government for specified facilities and known areas of contamination, and sets forth a process for determining cost shares for contamination that may be identified in the future. The Consent Decree does not select or advocate the selection of any particular cleanup program for the Site-cleanup decisions are being made via the ongoing Environmental Impact Statement process.

The Consent Decree also does not resolve two claims raised in the State’s lawsuit—the State’s natural resource damages claim and its Nuclear Waste Policy Act claim. The first claim, which the Federal government has agreed to toll, will be pursued by the New York State Department of Environmental Conservation (as
trustee of the State’s natural resources) and the Attorney General’s office. Regarding the latter claim, the State asserts that the Federal government bears sole responsibility for the cost of disposing of the 275 canisters of vitrified
HLRW waste remaining at the Site at a Federal repository once one becomes available. Pursuant to an agreed briefing schedule, the parties submitted to the Court their opening and responsive briefs for competing motions to dismiss the Nuclear Waste
Policy Act claim. On November 20, 2013, the Court issued an order granting the State’s motion to dismiss this claim for lack of ripeness, and denying the United States’ motion to dismiss to the extent it sought a ruling on alternative grounds.

School Aid

In Maisto v. State of New York (formerly identified as Hussein v. State of New York), plaintiffs seek a judgment declaring that the State’s system of financing public education violates Section 1 of article 11 of the State Constitution, on the ground that it fails to provide a sound basic education. In a decision and order dated July 21, 2009, Supreme Court,
Albany County, denied the State’s motion to dismiss the action. On January 13, 2011, the Appellate Division, Third Department, affirmed the denial of the motion to dismiss. On May 6, 2011, the Third Department granted defendants leave to appeal to the Court of Appeals. On June 26, 2012, the Court of Appeals affirmed the denial of the State’s motion to dismiss.

The trial commenced on January 21, 2015 and was completed on March 12, 2015. The parties submitted their proposed findings of fact on October 28, 2015. Plaintiffs’ memorandum of law is due on November 27, 2015 and defendants’ memorandum of law is due 45 days later.

In Aristy-Farer, et al. v. The State of New York, et al. (Sup. Ct., N.Y. Co.), commenced February 6, 2013, plaintiffs seek a judgment declaring that the provisions of L. 2012, Chapter 53 and L. 2012, Chapter 57, Part A Section 1, linking payment of State school aid increases for 2012-2013 school year to submission by local school districts of approvable teacher evaluation plans violates, among other provisions of the State Constitution, Article XI, Section 1, because implementation of the statutes would prevent students from receiving a sound basic education. Plaintiffs moved for a preliminary injunction enjoining the defendants from taking any actions to carry out the statutes to the extent that they would reduce payment of State aid disbursements referred to as General Support for Public Schools to the City pending a final determination. The State opposed this motion. By order dated February 19, 2013, the Court granted the motion for preliminary injunction. The State appealed. On May 21, 2013, the Appellate Division, First Department, denied plaintiffs motion for a stay pending appeal. As a result, plaintiffs have agreed to vacate their preliminary injunction and the State will withdraw its appeal. On April 7, 2014, Supreme Court denied the State’s motion to dismiss. The State’s appeal is pending. The Answer to the Second Amended Complaint was filed on February 2, 2015.

By decision dated August 12, 2014,
Supreme Court, New York County, granted a motion to consolidate Aristy-Farer, discussed in the preceding paragraph, with New Yorkers for Student Educational Rights v. New York, discussed below.

In New York State United Teachers, et al. v. The State of New York, et al. (Sup. Ct., Albany Co.), commenced February 20, 2013, plaintiffs seek a judgment declaring that the provisions of Education Law Section 2023-a (the “Tax Cap Law”), which imposes a 60 percent super-majority requirement on school districts which seek to raise their tax levies above the previous year’s levy by the lesser of 2 percent or the rate of inflation violates, among other provisions of the State Constitution, Article XI, Section 1, because implementation of the statute would interfere with local control of education financing and impair the right of plaintiffs to substantially control school district finances. Plaintiffs also seek injunctive relief barring application of the statutory tax cap to local education funding. Defendants moved to dismiss the First Amended Complaint and plaintiffs moved to further file and serve a Second Amended Complaint to add a challenge to newly enacted Education Law Section 2023-b
(“Tax Freeze Law”).

On September 23, 2014, Supreme Court Justice McGrath issued a Decision and Order which
(1) granted defendants’ motion to dismiss the First Amended Complaint which challenged the constitutionality of the Tax Cap Law; and (2) granted the plaintiffs’ leave to serve a Second Amended Complaint to add a challenge to Tax
Freeze Law. Defendants then moved to dismiss the Second Amended Complaint and, by order to show cause, plaintiffs have moved for a preliminary injunction, but not a temporary restraining order, seeking to enjoin enforcement of the Tax Cap Law and the Tax Freeze Law. Both motions were argued on February 24, 2015. By Decision and Order dated March 16, 2015, Supreme Court granted the defendants’ motion to dismiss the Second Amended Complaint, and denied the plaintiffs’
motion for a preliminary injunction. Plaintiffs filed a Notice of Appeal to the Third Department on March 24, 2015. The case has been fully briefed and will be argued in early 2016.

In New Yorkers for Students Educational Rights v. New York, the organizational plaintiff and several individual plaintiffs commenced a new lawsuit on February 11, 2014, in Supreme Court, New York County, claiming that the State is not meeting its constitutional obligation to fund schools in the City and throughout the State to provide students with an opportunity for a sound basic education. Plaintiffs specifically allege that the State is not meeting its funding obligations for the City schools under the Court of Appeals decision in Campaign for Fiscal Equity v. New York, 8 N.Y.3d 14 (2006), and—repeating the allegations of Aristy-Farer—challenge legislation conditioning increased funding for City schools on the timely adoption of a teacher evaluation plan. With regard to other school districts throughout the State, plaintiffs allege that the State is not providing adequate Statewide funding, has not fully implemented certain 2007 reforms to the State aid system, has imposed gap elimination adjustments decreasing State aid to school districts, and has imposed caps on State aid increases, and on local property tax increases unless approved by a supermajority. Finally, they allege that the State has failed to provide assistance, services, accountability mechanisms, and a rational cost formula to ensure that students throughout the State have an opportunity for a sound basic education.

Plaintiffs seek a judgment declaring that the State has failed to comply with Campaign for Fiscal Equity, that the State has failed to comply with the command of State Constitution Article XI to provide funding for public schools across the State, and that the gap elimination adjustment and caps on State aid and local property tax increases are unconstitutional. They seek an injunction requiring the State to eliminate the gap elimination adjustments and caps on State aid and local property tax increases, to reimburse the City for the funding that was withheld for failure to timely adopt a teacher evaluation plan, to provide greater assistance, services and accountability, to appoint an independent commission to determine the cost of providing students the opportunity for a sound basic education, and to revise State aid formulas.

On May 30, 2014, the State filed a motion to dismiss all claims. On June 24, 2014, plaintiffs moved for a preliminary injunction seeking to restrain defendants from enforcing three of the four statutory provisions challenged in the underlying action. Specifically, plaintiffs seek to enjoin defendants from enforcing: (1) the gap elimination adjustment set forth in N.Y. Education Law Section 3602(17); (2) the cap on state aid increases set forth in N.Y. Education Law Section 3602(1)(dd); and (3) the requirements regarding increases in local property tax levies set forth in N.Y. Education
Law Section 3602(1)(dd) & 18. On July 8, 2014, defendants moved by Order to Show Cause to change the venue of the preliminary injunction application, as well as the entire action, to Albany County, pursuant to CPLR 6311(1). By
Decision and Order dated August 8, 2014, the Court granted defendants’ motion to transfer the preliminary injunction application to Albany County, but denied that part of the motion which sought to transfer the entire action.

By letter dated October 27, 2014, plaintiffs withdrew their motion for a preliminary injunction. By order dated November 17, 2014,
Supreme Court, New York County, denied defendants’ motion to dismiss. By separate order dated November 17, 2014, Supreme Court, New York County also granted the motion of the City of Yonkers to intervene as a plaintiff in the proceeding.
Defendants filed Notices of Appeal of both November 17, 2014 decisions on December 15, 2014. Defendants filed Answers to the Amended Complaint and to Yonkers’ Intervenor Complaint on February 2, 2015. The appeals of both
November 17, 2014 decisions, along with the appeal in Aristy-Farer, are scheduled to be perfected and briefed for argument during February 2016.

Plaintiffs moved for partial summary judgment, pre-discovery, on May 29, 2015.
Defendants filed opposition papers and cross-moved for partial summary judgment on July 31, 2015. Defendants also moved for a stay of the litigation pending the outcomes of the pending appeals. Oral argument was held on the cross-motions for partial summary judgment and the motion for a stay on November 4, 2015. On November 20, 2015, the motions for partial summary judgment and the motion for a stay were denied. The appeals are scheduled to be argued in February 2016.

Medicaid Nursing Home Rate Methodology

In Kateri Residence v. Novello (Sup. Ct., New York Co.) and several other cases, the plaintiffs challenge several nursing home rate methodologies, including the “reserve bed patient day adjustment”, which regulates payments to nursing homes when long term care patients are receiving off-site care. Supreme Court, New York County, granted partial summary judgment to plaintiffs in Kateri, holding that the reserve bed patient day adjustment rate methodology was improper. The Appellate Division, First Department affirmed Supreme Court’s partial summary judgment decision on interlocutory appeal and remanded the case to Supreme Court for further proceedings. The Court of Appeals denied leave to appeal on the grounds that the decision was not final. Supreme Court directed the defendant to re-compute Medicaid rates for the plaintiff’s facilities, and that re-computation was completed in October 2013. The parties are presently conducting discovery. Plaintiffs have brought a motion, returnable March 5, 2014, to compel payment of the impacted Medicaid rates computed thus far by
Department of Health staff, resulting from application of the reserve bed day methodology. On June 3, 2014, the court granted this motion to the extent of directing payment of $6.5 million out of the $49 million sought by plaintiff. The State has filed both a notice of appeal and a motion to renew or reargue that motion. Plaintiffs also brought a motion to consolidate over two hundred additional Medicaid rate cases into the present case, which was returnable May 16, 2014. The motion has been granted and the State has filed a notice of appeal.

In April and May 2015, the Supreme Court, New York County, administratively consolidated many of the reserved bed day Kateri matters under the new caption of Bayberry, et al. With respect to a portion of the newly consolidated cases, at the end of April 2015, as ordered, DOH performed additional rate calculations that incorporated Petitioners’ reserved bed day interpretation and similar calculations by DOH for additionally consolidated cases, referred to under the heading of the Lead Petitioner (Cabrini), were also performed by DOH.
Document discovery closed on July 1, 2015; a court status conference has been adjourned to February 24, 2016, pending ongoing settlement negotiations.

Canal System Financing

American Trucking Association v. New York State Thruway Authority, 13-CV-8123 (SDNY), is a purported class action by a trucking industry trade association and three trucking companies against the Thruway Authority, the Canal Corporation and individual officers and board members of both entities, claiming violations of the Commerce Clause and the Privileges and Immunities Clauses of
the United States Constitution because of the Thruway Authority’s use of revenues from Thruway Authority tolls to maintain and improve the State’s canal system. The District Court granted defendant’s motion to dismiss the complaint for failure to join the State as a necessary party. On August 4, 2015, the Second Circuit Court of Appeals reversed the judgment of the District Court dismissing the complaint and remanded the case to District Court for further proceedings.

Sales Tax

There are
several cases challenging the State’s authority to collect taxes on cigarettes sold on Indian reservations.

In Oneida Indian
Nation of New York v. Paterson, et al. (and four consolidated cases), the tribal plaintiffs seek judgments declaring that Chapters 134 and 136 of the Laws of 2010, which enacted amendments to the Tax Law regarding collection of excise taxes on reservation cigarette sales to non-tribal members, violate their rights under Federal law, and enjoining the State from enforcing those laws. In four of the five cases, the District Court for the Western District of New York denied plaintiffs’
motions for preliminary injunctions but granted a stay of enforcement pending plaintiffs’ appeal. In the fifth case, the District Court for the Northern District of New York granted the plaintiff’s motion for a preliminary injunction. On
May 9, 2011, the Second Circuit Court of Appeals affirmed the Western District’s orders denying the plaintiffs’ motions for preliminary injunctions, and vacated the Northern District’s order granting the motion for a preliminary injunction, vacated all stays pending appeal, and remanded the cases to the District Courts for further proceedings consistent with the Court’s opinion. The State has moved for summary judgment in the Northern and Western District cases. The plaintiffs have moved for voluntary dismissal without prejudice in these cases. The motions were taken on submission in the Northern District on November 25, 2011 and argued in the Western District on December 20, 2011. On January 9,
2012, the District Court for the Northern District of New York granted plaintiff’s motion for voluntary dismissal without prejudice and denied the State defendants’ motion for summary judgment as moot.

In July 2011, plaintiffs commenced Akwesasne Convenience Store Association et al. v. State
of New York, (Sup. Ct., Erie Co.), against the State of New York and other defendants, seeking a declaration that the statutory voucher system impermissibly burdens Indian commerce and is preempted by Federal law and further seeking to enjoin the implementation, administration or enforcement of the system. The court denied plaintiffs’ request for a temporary restraining order and, by decision dated August 19, 2011, also denied plaintiffs’ subsequent motion for a preliminary injunction. Plaintiffs appealed to the Appellate Division, Fourth Department, which denied plaintiffs’ motion for a preliminary injunction pending appeal on September 14, 2011. The appeal is pending. By decision dated August 2, 2012, the Supreme Court, Erie County, granted defendants’ motion for summary judgment dismissing the complaint and denied plaintiffs’ cross motion for summary judgment. Plaintiffs appealed directly to the Court of Appeals by notice of appeal filed on October 12, 2012. On January 15, 2013, the Court of Appeals transferred the appeal to the Appellate Division, Fourth Department, on the grounds that a direct appeal to the Court of Appeals does not lie.

Insurance Department Assessments

In New York Insurance Association, Inc. v. State (Sup. Ct., Albany Co.), several insurance companies and an association of insurance companies seek a declaration that certain assessments issued against the plaintiff insurance companies by the Insurance Department pursuant to Insurance Law Section 332 violate the Insurance Law and the State and Federal Constitutions. The
plaintiff insurance companies argue, among other things, that these assessments constitute an unlawful tax because they include amounts for items that are not the legitimate direct and indirect costs of the Insurance Department. By decision and order dated March 25, 2015, plaintiffs’ motion for summary judgment was denied, defendant’s motion for summary judgment was granted, and plaintiffs’ third amended complaint was dismissed. On March 27, 2015, the State received plaintiffs’ notice of appeal. The State has entered into a settlement with the intervenor-plaintiffs pursuant to which it has agreed to reduce the amount of the challenged assessments by $120 million over the next ten years. On
May 14, 2015, a stipulation of discontinuance of the action by the intervenor plaintiffs was filed.

Tobacco Master Settlement
Agreement

In 1998, the attorneys general of 46 states, including New York, and several territories (collectively the “Settling
States”) and the then four largest United States tobacco manufacturers (the “Original Participating Manufacturers” or “OPMs”), entered into a Master Settlement Agreement (the “MSA”) to resolve cigarette smoking related litigation between the Settling States and the OPMs. Approximately 30 additional tobacco companies have entered into the settlement (the “Subsequent Participating Manufacturers” or “SPMs”; together they are the
“Participating Manufacturers” or “PMs”). The MSA released the PMs from past and present smoking-related claims by the Settling States, and provided for a continuing release of future smoking-related claims, in exchange for certain payments to be made to the Settling States, and the imposition of certain tobacco advertising and marketing restrictions among other things.

In addition to MSA litigation, the Participating Manufacturers have also brought a nationwide arbitration proceeding against the Settling
States (excluding Montana). The MSA provides that each year, in perpetuity, the PMs pay the Settling States a base payment, subject to certain adjustments, to compensate for financial harm suffered by the Settling States due to smoking-related illness. In order to keep the base payment under the MSA, each Settling State must pass and diligently enforce a statute that requires tobacco manufacturers who are not party to the MSA (“Non-Participating Manufacturers” or
“NPMs”) to deposit in escrow an amount roughly equal to the amount that PMs pay per pack sold. New York’s allocable share of the total base payment is approximately 12.8 percent of the total, or approximately $800 million annually. In the arbitration proceeding commenced in 2010, the PMs asserted that the Settling States involved failed to diligently enforce their escrow statutes in 2003. The PMs sought a downward adjustment of the payment due in that year (an “NPM
Adjustment”) which would serve as a credit against future payments. Any such claim for NPM Adjustment for years prior to 2003 was settled in 2003. The PMs have raised the same claim for years 2004-2012, but none of those years is yet in arbitration.

Hearings commenced April 16-24, 2012 and concluded May 21-24, 2013. New York’s diligent enforcement hearings took place June 25-29, 2012. The Panel issued its awards on September 11, 2013. New York was found to have diligently enforced its qualifying statute in 2003 and, thus, is not subject to an NPM Adjustment for 2003. Nine states, including
New York, were found to be “diligent”; six states were found to have been “not diligent.”

In December 2012, during the pendency of the arbitration, the PMs and 19 states agreed to a term sheet purportedly settling the NPM Adjustment disputes for 2003-2012 (3 additional states joined later). New York and 31 (later became 28) other states and territories rejected the term sheet. On March 13, 2013, the Panel issued a Partial
Stipulated Settlement Award (“Partial Award”) based on the provisions of the term sheet. In so doing, the Panel deemed the 20 states “diligent” for purposes of allocation of the NPM Adjustment.

On October 20, 2015, in light of the PMs’ stated intent to continue challenging New York’s diligence for all sales years 2004 and forward, New York and the PMs announced a settlement of all outstanding disputes between them concerning NPM Adjustments and related Disputed Payment Account deposits relating to all prior sales years under the MSA. The settlement releases to
New York 90% of the funds currently held in the Disputed Payment Account for past NPM Adjustment claims. As to all future MSA annual payments, the companies will receive a discount tied to the total in-state sales volume of cigarettes that are manufactured on Native American reservations and sold tax-free from smoke shops on those reservations to New York consumers. The discount will be for a fixed amount per pack, but with a modifier based on overall volume. The volume information will be determined by a neutral third party and will not be subject to appeal. It is expected that in the first several years of implementation, the discount will amount to no more than $100 million out of each annual payment of about $775 million and that it will decrease in future years. The companies are required to release New York from any other claims to the balance of these future payments as well, meaning that beyond the stipulated discount, New York will not be at risk of losing any of its future annual payments as the result of extended arbitration proceedings. Under the settlement, there will be no future NPM Adjustment arbitrations involving New York and New York will no longer risk losing its entire annual MSA payment.

Authorities: General

Generally, the fiscal stability of the State is partially dependent upon the fiscal stability of its public Authorities, including those that finance, construct and/or operate revenue-producing public facilities. These Authorities generally pay their own operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, tuition and fees, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation also authorizes numerous financing structures, which may be used for the financings.

Furthermore, there are statutory arrangements that, under
certain circumstances, authorize State local assistance payments otherwise payable to localities to be made rather to certain Authorities to secure the payment of debt service on their revenue bonds and notes. However, the State has no constitutional or statutory responsibility to give assistance to localities above amounts that have been appropriated therefor in any particular year. Some public Authorities also receive funds from State appropriations to pay for the operating costs of certain programs.

Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the
State itself and may issue bonds and notes within the amounts and restrictions provided for in legislative authorization. Not surprisingly, the State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its Authorities were to default on their respective obligations. As of December 31, 2014 (with respect to the New York Job Development Authority, as of March 31,
2014), there were 19 Authorities with outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, was approximately $178 billion, only a portion of which constitutes State-supported or State-related debt.

Metropolitan Transportation Authority

In February 2015, MTA released its adopted 2015 Budget and 2015-2018 Fiscal Plan, which included all relevant financial tables and reconciliations to the 2014 November Plan (the “MTA Plan”) for itself and its affiliates and subsidiaries, which operate various rail, subway and bus services in the City and the surrounding area. The MTA Plan reflects MTA’s continued pursuit of seeking greater operational efficiency and additional cost saving initiatives, and addresses long-term costs that were previously viewed as uncontrollable. Despite an improved outlook and signs of regional economic recovery, if the national recovery were to falter and negatively impact the regional economy, MTA has limited financial reserves to offset lower-than-expected operating revenues, taxes and subsidies. The MTA Plan assumes that State budget actions will provide full remittance to MTA of all resources collected on MTA’s behalf.

New York City Economy

The fiscal demands on the State may be affected by the fiscal condition of the City. The City relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets in any given fiscal year will be adopted by the April 1 statutory deadline; that interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures.

The discussion that follows regarding the status of the City economy is based primarily on information published by OMB no later than
February 5, 2016, and includes discussion of the January 2016 Financial Plan for fiscal years 2016-2020. All predictions and past performance information regarding the City economy contained in this subsection were made by OMB on or prior to that date, even though they may be stated in the present tense, and may no longer be accurate. All the risks to the national and State economies apply to the City economy.

In 2015, the City is estimated to have expanded employment by 99,000 jobs, an increase of 2.4 percent. This would mark the fifth consecutive year of employment growth exceeding two percent, surpassing the next longest (four-year) span during the dotcom boom. Employment gains across this period have greatly diminished the slack in the labor market. As of November 2015, the unemployment rate has fallen to 4.8 percent, its lowest point since 2007. With increasing hiring competition due to reduced slack, average wages jumped 5.4 percent in 2014 driven by strong bonuses in the financial sector. However, compensation in finance has fallen, offsetting the strength from the non-finance sector. As a result, overall wages through the first half of the year have only grown 0.5 percent and are expected to have finished 1.4 percent higher than 2014. Looking ahead, employment growth is expected to slow to a more moderate pace, and overall wages are forecast to grow at approximately three percent, driven by non-finance industries.

According to OMB, uncertainty in international markets, a slowdown in global growth, low oil prices, and the appreciation of the dollar were all contributing factors to the down year in financial markets. Financial firms are expected to proceed cautiously regarding hiring and pay decisions in the near term as the profit outlook dims. Confidence in the sector was high in early 2015, following three years of double-digit returns in the market. This translated to a brisk pace of hiring through the first half of 2015, but prospects soured in the second half and firms slowed their rate of hiring. Growth has been driven by the securities subsector which has added 8,900 positions year-to-date (through November). However, some firms have already begun to cut back their labor force. Both Credit Suisse and Morgan Stanley fi led Worker Adjustment and Retraining Notifications
with the State’s Department of Labor for job cuts at their City operations. Following an addition of 8,000 positions in both 2014 and an estimated 8,000 in 2015, job gains are forecast to slow to 5,000 and 2,000 in 2016 and 2017, respectively.

Finance and insurance wages grew by nearly 11 percent in 2014 but were down approximately one percent through the first half of 2015 from the same prior year period. For the year, wages are estimated to have fallen 0.7 percent. The expected contraction in wages was a result of a three percent decline in the first quarter, when most bonuses are typically paid out. Looking ahead, the path of wages is projected to grow modestly in the near term as firms are expected to exercise more control over compensation to counter declining revenue.

Although the outlook in the financial industry is growing less optimistic, other areas of the economy continue to drive overall growth.
Diversification towards non-finance industries will help create a stronger and less volatile economic base for the City. With the number of unemployed per job opening falling to a near-record low in 2015 at the national level, hiring competition between firms has begun to increase which should lead to higher wage offers. As a result, non-finance wages are estimated to grow by over 3.5 percent beginning in 2016 and remain above that level through the end of the forecast period. One key non-finance industry, the professional and business services sector, has consistently been an engine for high-wage employment growth in the current expansion. From 2011 to 2014, the industry averaged an annual increase of 23,000 positions per year;
however, the expansion is expected to have slowed in 2015 with an estimated gain of 20,000. This pace is projected to decelerate to 11,000 and 12,000 new jobs in 2016 and 2017, respectively.

Office-using employment, which encompasses professional & business services, financial activities, and information, serves as an integral component of the City’s job market. In 2014, office-using employment expanded by 41,000, accounting for about 34 percent of private sector job growth up from 27 percent in 2013. Due to this growth, the office market continues to exhibit diminishing vacancy rates and rising asking rents. Office-using employment is projected to have expanded by approximately 31,000 positions in 2015. The increase in demand for office space drove 2015 asking rents 4.1 percent higher ($76.75)
than last year. Likewise, vacancy rates fell by more

than one percentage point to 9.2 percent. The current path of vacancy rates and rents is expected to continue into 2016 even as office-using employment growth decelerates. However, increases to asking rents are expected to slow to a snail’s pace – 1.2 percent, in 2017 – and vacancy rates are projected to reverse direction due to a glut of new inventory expected in 2017. Further inventory increases in the out-years will continue to constrain asking rents.

OMB expects that tax revenue will reach $53.4 billion in fiscal year 2016, growth of 2.7 percent over
2015. Property taxes are forecast to increase 5.8 percent, and non-property taxes exhibit growth of 1.1 percent. The economic recovery is expected to continue in 2017 as total tax revenue is forecast to grow 3.2 percent, resulting in total revenues of $55.1 billion. Property tax revenue in 2017 is forecast to increase 5.8 percent and non-property tax revenue is expected to increase 2.2 percent. Property tax revenue is forecast to grow 5.8 percent in 2016 and 5.8 percent in 2017. Property tax revenue is forecast at $22.6 billion in 2016 and $23.9 billion in 2017. Non-property tax revenue is expected to grow 1.1 percent in 2016 and 2.2 percent in 2017. In summary, revenues from non-property taxes will stabilize at $29.8 billion in 2016.
There is a risk that taxes sensitive to the financial sector will remain restrained due to the tightening of monetary policy and recent global economic uncertainty. Assuming the moderate recovery of the City economy continues through the plan period, non-property tax revenue is forecast to grow 2.2 percent in 2017 and average annual growth of 3.4 percent from 2018 through 2020. Total tax revenue will grow at just over three percent in 2017 before stabilizing at an annual average growth rate of 4.1 percent from 2018 through 2020.

OMB projects that the City’s economic outlook is for the City’s growth to normalize to a more moderate pace consistent with recent history; however, there are several risk factors to the U.S. that could alter the projections. One risk is the prolonged slump in global economic growth, particularly in the European Union, China,
Japan, Brazil, and, Russia, as an international slump will have spillover to the City and the U.S. The resulting divergence in monetary policy between the U.S. and other central banks has boosted the dollar’s relative value. Further appreciation of the dollar and drop in international demand could continue to impair U.S. export and manufacturing industries. Furthermore, although the Fed successfully raised rates last December without much turmoil, it will have to move carefully in the future since overly aggressive tightening runs the risk of derailing the recovery and upsetting fragile financial markets. While it is unlikely that something like the recent turmoil in the junk-bond markets could trigger a financial crisis, any decline in activity would affect the City through lower profits and wage earnings on Wall Street. Likewise, the strong dollar and weaker global incomes could slow tourism and business travel to NYC and reduce the pace of international investment in local real estate.

New York City Financial Plan

In January 2016, the OMB released the January 2016 Financial Plan for Fiscal Years 2016-2020. On May 7, 2015, the Mayor’s office released the Executive Budget for Fiscal Year 2016 (the “Executive Budget”). On June 26, 2015, the City Council adopted the Executive Budget with certain modifications (the “City Plan.”) The City’s fiscal year end is at the end of June; the 2016 fiscal year will run from July 1, 2015 to June 30, 2016. The City Plan’s projected revenues and expenditures for the 2016 fiscal year are balanced, in accordance with GAAP (except for the application of GASB
Statement No. 49, which prescribes the accounting treatment of pollution remediation costs). The budget totals approximately $78.5 billion.

New York City Financing Program

Successful execution of the City Plan depends upon the City’s ability to market its securities successfully. The City’s financial program projects $40.4 billion of long-term borrowing during fiscal years 2016 to 2020 to support the City’s current capital program. The portion of the capital program not financed by the New York City Municipal Water Finance Authority
(“NYW”) will be split between General Obligation (“GO”) bonds of the City and Future Tax Secured bonds of the New York City Transitional Finance Authority (“TFA”). During fiscal years 2016 through 2020, the City is expected to issue $14.7 billion in GO bonds, the NYW is expected to issue $8.3 billion in bonds, and TFA is expected to issue $14.4 billion in bonds.

The City Plan is predicated on numerous assumptions, including the condition of the City’s and the region’s economies and the associated receipt of economically sensitive tax revenues in the projected amounts. The City Plan is also subject to a variety of other factors.

In addition to borrowing related capital projects, the City issues both revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, NYW, TFA, and other bonds and notes will be subject to prevailing market conditions. The City’s planned capital and operating expenditures are dependent upon the sale of its
GO debt, as well as debt of the NYW, TFA and the Dormitory Authority of the State of New York.

Other Localities

Historically, the State has provided unrestricted financial assistance to cities, counties, towns and villages outside of the City. Certain localities outside the City have experienced financial problems and have consequently requested and received additional State assistance during the last several fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more prevalent in recent years. Not included in the projections of the State’s receipts and disbursements for the State’s 2016 fiscal year or thereafter is the potential impact of any future requests by localities for additional financial assistance.

Like the State, localities must respond to changing political, economic and financial influences that can adversely affect their financial condition. For example, the State or federal government may decrease (or, potentially, eliminate) funding of local programs, therefore requiring localities to pay those expenditures using their own funds.
Furthermore, prior cash flow problems for the State have caused delays in State aid payments, which in some instances have necessitated short-term borrowing at the local level. Additional factors that have had, or could have, an impact on the fiscal condition of localities include: the loss of temporary federal stimulus funding; recent State aid trends; constitutional and statutory limitations on the imposition by localities and school districts of property, sales and other taxes; and for certain communities, the substantial upfront costs for rebuilding and clean-up after a natural disaster.

Localities may face
unanticipated problems as a result of pending litigation, judicial decisions and long-range economic trends. They may also require additional State assistance because of other large-scale potential problems, such as declining urban populations, reductions in the real property tax base, increasing expenditures, or the loss of skilled manufacturing jobs. Severe financial difficulties could jeopardize localities’ access to the public credit markets, which may negatively impact the marketability of notes and bonds issued by the localities within the State.

PORTFOLIO TURNOVER

Each Fund calculates its portfolio turnover rate by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal period by the monthly average of the value of portfolio securities owned by the Fund during the fiscal period. A 100% portfolio turnover rate would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal period. Portfolio turnover rates will vary from year to year, depending on market conditions.

For the
fiscal year ended October 31, 2015, the portfolio turnover rate for each of PowerShares International BuyBack AchieversTM Portfolio and PowerShares KBW Regional Banking Portfolio varied significantly from the Fund’s portfolio turnover rate for the fiscal year ended October 31, 2014 because the index that each Fund tracks had a higher portfolio turnover rate.

For the fiscal year ended October 31, 2015, the portfolio turnover rate for PowerShares Contrarian Opportunities Portfolio varied significantly from the Fund’s portfolio turnover rate for the fiscal year ended October 31, 2014 because the index that the Fund tracks had a higher portfolio turnover rate and because the Fund changed its Underlying Index in May 2015 which caused a one-time higher turnover trading event.

DISCLOSURE OF PORTFOLIO HOLDINGS

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. The Trust also discloses a complete schedule of each Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth fiscal quarters.

The Trust’s Forms N-Q and Forms N-CSR are available on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q and Forms
N-CSR also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090. The Trust’s Forms N-Q and Forms N-CSR will be available without charge, upon request, by calling 630.933.9600 or 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust II at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy.

The Funds’ portfolio holdings are disseminated publicly each day that the Funds are open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, for in-kind creations, a basket composition file, which includes the security names and share quantities to deliver in exchange for
Shares, together with estimates and actual cash components, is disseminated publicly each day prior to the opening of the Exchanges via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of each
Fund. The Trust, the Adviser and The Bank of New York Mellon (“BNYM” or the “Administrator”) will not disseminate non-public information concerning the Trust.

Access to information concerning the Funds’ portfolio holdings may be permitted at other times to personnel of third-party service providers, including the Funds’ custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of the
Funds.

MANAGEMENT

The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds.
The Trust currently has eight Trustees. Seven Trustees are not “interested,” as that term is defined under the 1940 Act, and have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser (the “Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (defined below) that they oversee and other directorships, if any, that they hold are shown below. The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the “Fund Family” consists of the Trust and four other ETF trusts advised by the Adviser.

  Name, Address and Year of Birth
of Independent Trustees

Position(s) Held with Trust

  Term of
 Office and   Length
of Time Served*

  Principal Occupation(s)
During Past 5 Years

  Number of Portfolios in
 Fund   Complex
 Overseen by Independent
Trustees

  Other Directorships
 Held by
 Independent Trustees
During the Past 5 Years

  Ronn R. Bagge—1958   c/o Invesco PowerShares
Capital Management LLC   3500 Lacey Road, Suite 700   Downers
Grove, IL 60515

Chairman of the Nominating and Governance Committee and Trustee

Chairman of the Nominating and Governance Committee and Trustee since 2007

Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).

127

None

  Todd J. Barre—1957   c/o Invesco PowerShares
Capital Management LLC   3500 Lacey Road, Suite 700   Downers
Grove, IL 60515

Trustee

Since 2010

Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research
(2004-2007), and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.

127

None

  Marc M. Kole—1960   c/o Invesco PowerShares
Capital Management LLC   3500 Lacey Road, Suite 700   Downers
Grove, IL 60515

Chairman of the Audit Committee and Trustee

Chairman of the Audit Committee since 2008; Trustee since 2007

Senior Director of Finance, By The Hand Club for Kids (2015-Present) formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance)
(2005-2008); Senior Vice President of Finance, United Healthcare

127

None

  Name, Address and Year of Birth
of Independent Trustees

Position(s) Held with Trust

  Term of
 Office and   Length
of Time Served*

  Principal Occupation(s)
During Past 5 Years

  Number of Portfolios in
 Fund   Complex
 Overseen by Independent
Trustees

  Other Directorships
 Held by
 Independent Trustees
During the Past 5 Years

(2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).

  Yung Bong Lim—1964
 c/o Invesco PowerShares Capital   Management LLC
3500 Lacey Road, Suite 700 Downers Grove, IL 60515

Chairman of the Investment Oversight Committee and Trustee

Chairman of the Investment Oversight Committee since 2014; Trustee since 2013

Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).

127

None

  Philip M. Nussbaum—1961   c/o Invesco
PowerShares Capital Management LLC   3500 Lacey Road, Suite 700
Downers Grove, IL 60515

Trustee

Since 2007

Chairman, Performance Trust Capital Partners (2004-Present).

127

None

  Gary R. Wicker—1961   c/o Invesco
PowerShares Capital Management LLC   3500 Lacey Road, Suite 700
Downers Grove, IL 60515

Trustee

Since 2013

Senior Vice President of Global Finance and Chief Financial Officer of RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper
Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and
Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).

127

None

  Donald H. Wilson—1959   c/o Invesco
PowerShares Capital Management LLC   3500 Lacey Road, Suite 700
Downers Grove, IL 60515

Chairman of the Board and Trustee

Chairman since 2012; Trustee since 2007

Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary)
(2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley
Corp. (bank holding company) (1995-2006).

127

None

*
This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee, are shown below.

Name, Address and Year of Birth of Interested Trustee

Position(s) Held with Trust

  Term of
 Office and
Length of Time Served*

  Principal Occupation(s)
During Past 5 Years

  Number of Portfolios in
 Fund   Complex
 Overseen by Interested
Trustees

  Other Directorships Held by
Interested Trustee During the Past 5 Years

  Kevin M. Carome—1956   Invesco Ltd.
 Two Peachtree Pointe   1555 Peachtree St., N.E.,
Suite 1800 Atlanta, GA 30309

Trustee

Since 2010

Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present);
Director, Invesco Finance PLC,

and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services,
Inc.,

Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., IVZ, Inc. and Invesco Asset Management (Bermuda) Ltd.; Manager, Horizon
Flight Works LLC;

Director and Secretary, IVZ Bahamas Private Limited; formerly, Director, INVESCO Funds Group, Inc., Senior Vice President, Secretary and
General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President

and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General
Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.

127

None

*
This is the date the Interested Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

Name, Address and Year of Birth of Executive Officer

Position(s) Held with Trust

  Term of
 Office and   Length
of Time Served*

Principal Occupation(s) During Past 5 Years

  Daniel E. Draper—1968   Invesco PowerShares
Capital   Management LLC   3500 Lacey Road, Suite 700
Downers Grove, IL 60515

  President and   Principal Executive
Officer

Since 2015

President and Principal Executive Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and
PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present); Managing Director, Invesco PowerShares Capital Management LLC (2013-Present); Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice
President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-2015) and PowerShares Actively Managed
Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Name, Address and Year of Birth of Executive Officer

Position(s) Held with Trust

  Term of
 Office and   Length
of Time Served*

Principal Occupation(s) During Past 5 Years

  Peter Hubbard—1981   Invesco PowerShares
Capital   Management LLC   3500 Lacey Road, Suite 700
Downers Grove, IL 60515

Vice President

Since 2009

Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund
Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management, Invesco PowerShares Capital
Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco PowerShares Capital Management LLC (2008-2010); Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares
Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

  David Warren—1957   Invesco Canada Ltd.
5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7

Vice President

Since 2009

Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund
Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco
PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President
and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global
Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée
(2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director,
Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

  Sheri Morris—1964   Invesco Management
Group, Inc.   11 Greenway Plaza,   Suite 1000
Houston, TX 77046

Vice President

Since 2012

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice
President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed
Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed
Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and
Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

  Rudolf E. Reitmann—1971   Invesco
PowerShares Capital   Management LLC   3500 Lacey Road,
Suite 700 Downers Grove, IL 60515

Vice President

Since 2013

Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares
Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Services, Invesco PowerShares Capital Management LLC (2013-Present).

Name, Address and Year of Birth of Executive Officer

Position(s) Held with Trust

  Term of
 Office and   Length
of Time Served*

Principal Occupation(s) During Past 5 Years

  Steven M. Hill—1964   Invesco PowerShares
Capital Management LLC   3500 Lacey Road, Suite 700   Downers
Grove, IL 60515

Vice President and Treasurer

Since 2013

Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present)
and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer – Investment Pools,
Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra
Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

  Christopher Joe—1969   Invesco PowerShares
Capital Management LLC   11 Greenway Plaza,   Suite 1000
Houston, TX 77046

Chief Compliance Officer

Since 2012

Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2015-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded
Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust 2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010-2013); U.S. Compliance Director, Invesco, Ltd. (2006-2014) and Deputy Chief Compliance Officer of Invesco Advisers, Inc. (2014-2015).

  Anna Paglia—1974   Invesco PowerShares
Capital Management LLC   3500 Lacey Road, Suite 700   Downers
Grove, IL 60515

Secretary

Since 2011

Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares
Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd
& Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

*
This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee as of December 31, 2015, is shown below.

Name of Trustee

Dollar Range of Equity Securities in PowerShares 1-30 Laddered Treasury
Portfolio

Dollar Range of Equity Securities in PowerShares Build America Bond Portfolio

Dollar Range of Equity Securities in PowerShares California AMT-Free
Municipal Bond Portfolio

Dollar Range of Equity Securities in PowerShares CEF Income Composite Portfolio

Dollar Range of Equity Securities in PowerShares Chinese Yuan Dim Sum Bond Portfolio

Ronn R. Bagge

None

None

None

None

None

Todd J. Barre

None

None

None

None

None

Marc M. Kole

None

None

None

None

None

Yung Bong Lim

None

over $100,000

None

$50,001-$100,000

None

Philip M. Nussbaum

None

None

None

None

None

Gary R. Wicker

None

None

None

None

None

Donald H. Wilson

None

$50,001-$100,000

None

$50,001-$100,000

None

Kevin M. Carome

None

None

None

None

None

Name of Trustee

Dollar Range of Equity Securities in PowerShares Contrarian Opportunities Portfolio

Dollar Range of Equity Securities in PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio

Dollar Range of Equity Securities in PowerShares DWA Developed Markets Momentum Portfolio

Dollar Range of Equity Securities in PowerShares DWA Emerging Markets Momentum Portfolio

Dollar Range of Equity Securities in PowerShares DWA SmallCap Momentum Portfolio

Dollar Range of Equity Securities in PowerShares DWA Tactical Sector Rotation Portfolio

Ronn R. Bagge

None

None

None

$10,001-$50,000

$50,001-$100,000

None

Todd J. Barre

None

None

None

None

None

None

Marc M. Kole

None

None

$50,001-$100,000

$10,001-$50,000

None

None

Yung Bong Lim

None

None

None

None

None

None

Philip M. Nussbaum

None

None

None

None

None

None

Gary R. Wicker

None

None

None

$10,001-$50,000

None

None

Donald H. Wilson

None

None

None

None

None

None

Kevin M. Carome

None

None

None

None

None

None

Name of Trustee

Dollar Range of Equity Securities in PowerShares Emerging Markets Infrastructure Portfolio

Dollar Range of Equity Securities in PowerShares Emerging Markets Sovereign Debt Portfolio

Dollar Range of Equity Securities in PowerShares Europe Currency Hedged Low Volatility Portfolio

Dollar Range of Equity Securities in PowerShares FTSE International Low Beta Equal Weight Portfolio

Dollar Range of Equity Securities in PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio

Dollar Range of Equity Securities in PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio

Ronn R. Bagge

None

None

None

None

None

None

Todd J. Barre

None

None

None

None

None

$50,001-$100,000

Marc M. Kole

None

$10,001-$50,000

None

None

None

None

Yung Bong Lim

None

None

None

None

$50,001-$100,000

None

Philip M. Nussbaum

None

None

None

None

None

over $100,000

Gary R. Wicker

None

None

None

None

None

$10,001-$50,000

Donald H. Wilson

None

None

None

None

None

$50,001-$100,000

Kevin M. Carome

None

None

None

None

None

None

Name of Trustee

Dollar Range of Equity Securities in PowerShares FTSE RAFI Developed Markets
ex-U.S. Small-Mid Portfolio

Dollar Range of Equity Securities in PowerShares FTSE RAFI Emerging Markets Portfolio

Dollar Range of Equity Securities in PowerShares Fundamental Emerging Markets Local Debt Portfolio

Dollar Range of Equity Securities in PowerShares Fundamental High Yield®
Corporate Bond Portfolio

Dollar Range of Equity Securities in PowerShares Fundamental Investment Grade Corporate Bond Portfolio

Dollar Range of Equity Securities in PowerShares Global Agriculture Portfolio

Ronn R. Bagge

None

None

None

None

None

None

Todd J. Barre

None

None

None

None

None

None

Marc M. Kole

None

None

None

None

None

None

Yung Bong Lim

Over $100,000

$50,001-$100,000

None

None

None

None

Philip M. Nussbaum

None

over $100,000

None

None

None

None

Gary R. Wicker

None

None

None

None

None

None

Donald H. Wilson

None

None

None

None

None

None

Kevin M. Carome

None

None

None

None

None

None

Name of Trustee

Dollar Range of Equity Securities in PowerShares Global Clean Energy Portfolio

Dollar Range of Equity Securities in PowerShares Global Gold and Precious Metals Portfolio

Dollar Range of Equity Securities in PowerShares Global Short Term High Yield Bond Portfolio

Dollar Range of Equity Securities in PowerShares Global Water Portfolio

Dollar Range of Equity Securities in PowerShares International BuyBack Achievers™ Portfolio

Dollar Range of Equity Securities in PowerShares International Corporate Bond Portfolio

Ronn R. Bagge

None

None

None

None

None

None

Todd J. Barre

None

None

None

None

None

None

Marc M. Kole

None

None

None

None

None

None

Yung Bong Lim

None

None

over $100,000

None

None

None

Philip M. Nussbaum

None

None

None

None

None

None

Gary R. Wicker

None

None

None

None

None

None

Donald H. Wilson

None

None

None

$1-$10,000

None

None

Kevin M. Carome

None

None

None

None

None

None

Name of Trustee

Dollar Range of Equity Securities in PowerShares Japan Currency Hedged Low Volatility Portfolio

Dollar Range of Equity Securities in PowerShares KBW Bank Portfolio

Dollar Range of Equity Securities in PowerShares KBW Capital Markets Portfolio

Dollar Range of Equity Securities in PowerShares KBW High Dividend Yield Financial Portfolio

Dollar Range of Equity Securities in PowerShares KBW Insurance Portfolio

Dollar Range of Equity Securities in PowerShares KBW Premium Yield Equity REIT Portfolio

Ronn R. Bagge

None

None

None

None

None

None

Todd J. Barre

None

None

None

None

None

None

Marc M. Kole

None

None

None

None

None

None

Yung Bong Lim

None

None

None

None

None

None

Philip M. Nussbaum

None

None

None

None

None

None

Gary R. Wicker

None

None

None

None

None

None

Donald H. Wilson

None

None

None

None

None

None

Kevin M. Carome

None

None

None

None

None

None

Name of Trustee

Dollar Range of Equity Securities in PowerShares KBW Property & Casualty Insurance Portfolio

Dollar Range of Equity Securities in PowerShares KBW Regional Banking Portfolio

Dollar Range of Equity Securities in PowerShares LadderRite 0-5 Year Corporate Bond Portfolio

Dollar Range of Equity Securities in PowerShares National AMT-Free Municipal Bond Portfolio

Dollar Range of Equity Securities in PowerShares New York AMT-Free Municipal Bond Portfolio

Dollar Range of Equity Securities in PowerShares Preferred Portfolio

Ronn R. Bagge

None

None

None

None

None

None

Todd J. Barre

None

None

None

None

None

over $100,000

Marc M. Kole

None

None

None

None

None

None

Yung Bong Lim

None

None

None

over $100,000

None

None

Philip M. Nussbaum

None

None

None

None

None

None

Gary R. Wicker

None

None

None

None

None

None

Donald H. Wilson

None

None

None

None

None

None

Kevin M. Carome

None

None

None

None

None

None

Name of Trustee

Dollar Range of Equity Securities in PowerShares Russell 1000 Equal Weight Portfolio

Dollar Range of Equity Securities in PowerShares Russell 1000 Low Beta Equal Weight Portfolio

Dollar Range of Equity Securities in PowerShares S&P 500® ex-Rate Sensitive Low Volatility
Portfolio

Dollar Range of Equity Securities in PowerShares S&P 500® High Beta Portfolio

Dollar Range of Equity Securities in PowerShares S&P 500® High Dividend Low Volatility
Portfolio

Dollar Range of Equity Securities in PowerShares S&P 500®
Low Volatility Portfolio

Ronn R. Bagge

None

None

None

None

over $100,000

over $100,000

Todd J. Barre

None

None

None

None

None

None

Marc M. Kole

None

None

None

None

None

None

Yung Bong Lim

None

None

None

None

None

None

Philip M. Nussbaum

None

None

None

None

None

None

Gary R. Wicker

None

None

None

None

None

None

Donald H. Wilson

None

None

None

None

None

None

Kevin M. Carome

None

None

None

None

$10,001-$50,000

None

Name of Trustee

Dollar Range of Equity Securities in PowerShares S&P 500 Momentum Portfolio

Dollar Range of Equity Securities in PowerShares S&P 500 Value Portfolio

Dollar Range of Equity Securities in PowerShares S&P Emerging Markets High Beta Portfolio

Dollar Range of Equity Securities in PowerShares S&P Emerging Markets Low Volatility Portfolio

Dollar Range of Equity Securities in PowerShares S&P International Developed High Beta Portfolio

Dollar Range of Equity Securities in PowerShares S&P International Developed High Quality Portfolio

Ronn R. Bagge

None

None

None

None

None

None

Todd J. Barre

None

None

None

None

None

None

Marc M. Kole

None

None

None

None

None

$50,001-$100,000

Yung Bong Lim

None

None

None

None

None

None

Philip M. Nussbaum

None

None

None

None

None

None

Gary R. Wicker

None

None

None

None

None

None

Donald H. Wilson

None

None

None

None

None

None

Kevin M. Carome

None

None

None

$10,001-$50,000

None

None

Name of Trustee

Dollar Range of Equity Securities in PowerShares S&P International Developed Low Volatility Portfolio

Dollar Range of Equity Securities in PowerShares S&P MidCap Low Volatility Portfolio

Dollar Range of Equity Securities in PowerShares S&P SmallCap Consumer Discretionary Portfolio

Dollar Range of Equity Securities in PowerShares S&P SmallCap Consumer Staples Portfolio

Dollar Range of Equity Securities in PowerShares S&P SmallCap Energy Portfolio

Dollar Range of Equity Securities in PowerShares S&P SmallCap Financials Portfolio

Ronn R. Bagge

None

None

None

None

None

None

Todd J. Barre

None

None

None

None

None

None

Marc M. Kole

None

None

None

None

None

None

Yung Bong Lim

None

None

None

None

None

None

Philip M. Nussbaum

None

None

None

None

None

None

Gary R. Wicker

None

None

None

None

None

None

Donald H. Wilson

None

None

None

None

None

None

Kevin M. Carome

None

None

None

None

None

None

Name of Trustee

Dollar Range of Equity Securities in PowerShares S&P SmallCap Health Care Portfolio

Dollar Range of Equity Securities in PowerShares S&P SmallCap Industrials Portfolio

Dollar Range of Equity Securities in PowerShares S&P SmallCap Information Technology Portfolio

Dollar Range of Equity Securities in PowerShares S&P SmallCap Low Volatility Portfolio

Dollar Range of Equity Securities in PowerShares S&P SmallCap Materials Portfolio

Dollar Range of Equity Securities in PowerShares S&P SmallCap Utilities Portfolio

Ronn R. Bagge

None

None

None

None

None

None

Todd J. Barre

None

None

None

None

None

None

Marc M. Kole

None

None

None

None

None

None

Yung Bong Lim

None

None

None

None

None

None

Philip M. Nussbaum

None

None

None

None

None

None

Gary R. Wicker

None

None

None

None

None

None

Donald H. Wilson

None

None

None

None

None

None

Kevin M. Carome

None

None

None

None

None

None

Name of Trustee

Dollar Range of Equity Securities in PowerShares Senior Loan Portfolio

Dollar Range of Equity Securities in PowerShares Variable Rate Preferred Portfolio

Dollar Range of Equity Securities in PowerShares VRDO Tax-Free Weekly Portfolio

Aggregate Dollar Range of Equity Securities in All
Registered Investment Companies Overseen by Trustee in Fund Family

Ronn R. Bagge

None

Over $100,000

None

over $100,000

Todd J. Barre

$50,001-$100,000

None

None

over $100,000

Marc M. Kole

$10,001-$50,000

None

None

over $100,000

Yung Bong Lim

None

None

None

over $100,000

Philip M. Nussbaum

None

None

None

over $100,000

Gary R. Wicker

None

None

None

over $100,000

Donald H. Wilson

$10,001-$50,000

None

None

over $100,000

Kevin M. Carome

$50,001-$100,000

None

None

over $100,000

The dollar range of Shares for Mr. Bagge, Mr. Lim and Mr. Nussbaum includes Shares of certain funds in which each of Mr. Bagge, Mr. Lim and Mr. Nussbaum is deemed to be invested pursuant to the Trust’s deferred compensation plan (“DC Plan”), which is described below.

As of December 31, 2015, as to each Independent Trustee and his immediate family members, no person owned, beneficially or of record, securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.

Board and Committee Structure. As noted above, the Board is responsible for oversight of the Funds, including oversight of the duties performed by the Adviser for each Fund under the investment advisory agreement (the “Investment Advisory Agreement”). The Board generally meets in regularly scheduled meetings five times a year, and may meet more often as required. During the Trust’s fiscal year ended October 31, 2015, the Board held seven meetings.

The
Board has three standing committees, the Audit Committee, the Investment Oversight Committee and the Nominating and Governance Committee, and has delegated certain responsibilities to those Committees.

Messrs. Kole (Chair), Wicker and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust’s independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm’s audit activity,
(iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust’s internal controls over financial reporting. During the
Trust’s fiscal year ended October 31, 2015, the Audit Committee held five meetings.

Messrs. Bagge (Chair), Barre, Kole, Lim,
Nussbaum, Wicker and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership and evaluate candidates for Board membership. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the
Nominating and Governance Committee, as described below under the caption “Shareholder Communications.” During the Trust’s fiscal year ended October 31, 2015, the Nominating and Governance Committee held four meetings.

Messrs. Bagge, Barre, Lim (Chair) and Nussbaum currently serve as members of the Investment Oversight Committee. The Investment Oversight
Committee has the responsibility, among other things, (i) to review fund investment performance, including tracking error and correlation to its underlying index, (ii) to review any proposed changes to a fund’s investment policies, comparative benchmark indices or underlying index, and (iii) to review a fund’s market trading activities and portfolio transactions. During the Trust’s fiscal year ended October 31, 2015, the Investment Oversight Committee held five meetings.

Mr. Wilson, one of the Independent Trustees, serves as the chairman of the Board (the
“Independent Chair”). The Independent Chair, among other things, chairs the Board meetings, participates in the preparation of the Board agendas and serves as a liaison between, and facilitates communication among, the other Independent
Trustees, the full Board, the Adviser and other service providers with respect to Board matters. The Chairs of each Committee also serve as liaisons between the Adviser and other service providers and the other Independent Trustees for matters pertaining to the respective Committee. The Board believes that its current leadership structure is appropriate taking into account the assets and number of Funds overseen by the Trustees, the size of the Board and the nature of the Funds’
business, as the Interested Trustees and officers of the Trust provide the Board with insight as to the daily management of the Funds while the Independent Chair promotes independent oversight of the Funds by the Board.

Risk Oversight. Each Fund is subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust’s other service providers in connection with the management and operations of a Fund, as well as their associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust’s independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding a Fund’s investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, a
Fund’s investment objective, policies and restrictions, and reviews any areas of non-compliance with a Fund’s investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to those policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Experience, Qualifications and Attributes. As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending trustee candidates. The Nominating and Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates’ expected contributions to the
Board. Trustees selected to serve on the Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other Trustees. In addition to these qualities and based on each Trustee’s experience, qualifications and attributes and the Trustees’ combined contributions to the Board, following is a brief summary of the information that led to the conclusion that each Board member should serve as a Trustee.

Mr. Bagge has served as a trustee and Chairman of the Nominating and Governance Committee with the Fund Family since 2003. He founded YQA
Capital Management, LLC in 1998 and has since served as a principal. Previously, Mr. Bagge was the owner and CEO of Electronic Dynamic Balancing Company from 1988 to 2001. He began his career as a securities analyst for institutional investors, including CT&T Asset Management and J.C. Bradford & Co. The Board considered that Mr. Bagge has served as a board member or advisor for several privately held businesses and charitable organizations and the executive, investment and operations experience that Mr. Bagge has gained over the course of his career and through his financial industry experience.

Mr. Barre has served as a trustee with the Fund Family since 2010. He has served as Assistant Professor of Business at Trinity Christian
College since 2010. Previously, he served in various positions with BMO Financial Group/Harris Private Bank, including Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of
Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001). From 1983 to 1994, Mr. Barre was with the Office of the Manager of Investments at Commonwealth Edison Co. He also was a staff accountant at Peat
Marwick Mitchell & Co. from 1981 to 1983. The Board considered the executive, financial and investment experience that Mr. Barre has gained over the course of his career and through his financial industry experience.

Mr. Carome has served as a trustee with the Fund Family since 2010. He has served as the Senior Managing Director and General Counsel of
Invesco Ltd. since 2006, and has held various senior executive positions with Invesco Ltd. since 2003. Previously, he served in various positions with Liberty Financial Companies, Inc., including Senior Vice President and General Counsel
(2000-2001), General Counsel of certain investment management subsidiaries (1998-2000) and Associate General Counsel (1993-1998). Prior to his employment with Liberty Financial Companies, Inc., Mr. Carome was an associate with Ropes &
Gray LLP. The Board considered Mr. Carome’s senior executive position with Invesco Ltd.

Mr. Kole has served as a trustee with the Fund Family since 2006 and Chairman of the
Audit Committee since 2008. He has been the Senior Director of Finance of By The Hand Club for Kids since 2015. He was the Chief Financial Officer of Hope Network from 2008 to 2012. Previously, he was the Assistant Vice President and Controller at
Priority Health from 2005 to 2008, Senior Vice President of Finance of United Healthcare from 2004 to 2005, Chief Accounting Officer and Senior Vice President of Finance of Oxford Health Plans from 2000 to 2004 and Audit Partner, Arthur Anderson LLP
(1996-2000). The Board of the Trust has determined that Mr. Kole is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Kole has gained over the course of his career and through his financial industry experience.

Mr. Lim has served as a trustee with the Fund
Family since 2013. He has been a Managing Partner of Residential Dynamics Group LLC since 2008. Previously, he was a Managing Director and the Head of the Securitized Products Group of Citadel Investment Group, L.L.C. (1999-2007). Prior to his
employment with Citadel Investment Group, L.L.C., he was a Managing Director with Salomon Smith Barney. The Board considered the executive, financial and operations experience that Mr. Lim has gained over the course of his career and through his financial industry experience.

Mr. Nussbaum has served as a trustee with the Fund Family since 2003. He has served as the
Chairman of Performance Trust Capital Partners since 2004 and was the Executive Vice President of Finance from 1994 to 1999. Mr. Nussbaum also served as Managing Director of the Communication Institute from 2002 to 2003. Prior to joining
Performance Trust Capital Partners in 1994, he was a Vice President at Clayton Brown & Associates. Before that, he was a senior examiner with the Financial Markets Unit of the Federal Reserve Bank of Chicago. The Board considered the executive, financial, investment and operations experience that Mr. Nussbaum has gained over the course of his career and through his financial industry experience.

Mr. Wicker has served as a trustee with the Fund Family since 2013. He has served as Senior Vice President of Global Finance and Chief
Financial Officer at RBC Ministries since 2013. Previously, he was the Executive Vice President and Chief Financial Officer of Zondervan Publishing from 2007 to 2012. Prior to his employment with Zondervan Publishing, he held various positions with divisions of The Thomson Corporation, including Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller
(1999-2001) and Assistant Controller (1997-1999). Prior to that, Mr. Wicker was Senior Manager in the Audit and Business Advisory Services Group of Price Waterhouse (1985-1996). The Board of the Trust has determined that Mr. Wicker is an
“audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wicker has gained over the course of his career and through his financial industry experience.

Mr. Wilson has served as a trustee with the Fund Family since 2006 and as the Independent Chair since 2012. He also served as lead Independent Trustee in 2011. He has served as the Chairman and Chief Executive Officer of Stone Pillar Advisers, Ltd. since 2010. Previously, he was the Chairman, President and Chief Executive Officer of Community Financial Shares, Inc. and its
subsidiary, Community Bank—Wheaton/Glen Ellyn (2013-2015). He also was the Chief Operating Officer (2007-2009) and Executive Vice President and Chief Financial Officer (2006-2007) of AMCORE Financial, Inc. Mr. Wilson also served as Senior
Vice President and Treasurer of Marshall & Ilsley Corp. from 1995 to 2006. He started his career with the Federal Reserve Bank of Chicago, serving in several roles in the bank examination division and the economic research division. The
Board of the Trust has determined that Mr. Wilson is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wilson has gained over the course of his career and through his financial industry experience.

This disclosure is not intended to hold out any Trustee as having any special expertise and shall not impose greater duties, obligations or liabilities on the Trustees. The Trustees’ principal occupations during the past five years or more are shown in the above tables.

For his services as a Trustee of the Trust and other trusts in the Fund Family, each Independent Trustee receives an annual retainer of
$225,000 (the “Retainer”). The Retainer is allocated half pro rata among all the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. Mr. Wilson receives an additional $70,000 per year for his service as the Independent Chair, allocated in the same manner as the Retainer. The chair of the Audit Committee receives an additional fee of $25,000 per year, and the chairs of the Investment Oversight Committee and the Nominating and Governance Committee each receive an additional fee of $15,000 per year, all allocated in the same manner as the Retainer.
Effective January 1, 2016, the Retainer increased to $250,000. Also effective January 1, 2016, the additional fee for the Independent Chair increased to $78,000, the additional fee for the chair of the Audit Committee increased to $28,000 and the additional fees for the chairs of the Nominating and Governance Committee and the Investment Oversight Committee each increased to $17,000. Each Trustee also is reimbursed for travel and other out-of-pocket expenses incurred in attending
Board and committee meetings.

The Trust’s DC Plan allows each Independent Trustee to defer payment of all or a portion of the fees that the Trustee receives for serving on the Board throughout the year. Each eligible Trustee generally may elect to have deferred amounts credited with a return equal to the total return on one to five of the funds of PowerShares
Exchange-Traded Fund Trust or the Trust that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured, and such amounts are subject to the claims of the creditors of the Funds. The Independent Trustees are not eligible for any pension or profit sharing plan in their capacity as Trustees.

The following sets forth the fees paid to each Trustee
for the fiscal year ended October 31, 2015.

Name of Trustee

Aggregate Compensation From Trust

Pension or Retirement Benefits accrued as part of Fund Expenses

Total Compensation Paid From Fund Complex (1)

Ronn R. Bagge

$
125,416

N/A

$
240,000

Todd J. Barre

$
117,577

N/A

$
225,000

Marc M. Kole

$
130,642

N/A

$
250,000

Yung Bong Lim

$
125,416

N/A

$
240,000

Philip M. Nussbaum

$
117,577

N/A

$
225,000

Gary R. Wicker

$
117,577

N/A

$
225,000

Donald H. Wilson

$
154,157

N/A

$
295,000

Kevin M. Carome

N/A

N/A

N/A

(1)
The amounts shown in this column represent the aggregate compensation paid by all funds of the trusts in the Fund Family for the fiscal year ended October 31, 2015, before deferral by the Trustees under the DC
Plan. For the fiscal year ended October 31, 2015, Mr. Bagge deferred 10% of his compensation, and each of Mr. Lim and Mr. Nussbaum deferred 100% of his compensation, with such amounts reflected in the above table.

As of the date of this SAI, the Trustees and Officers, as a group, owned less than 1% of each Fund’s outstanding
Shares.

Principal Holders and Control Persons. The following tables set forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of each Fund’s outstanding Shares as of February 1, 2016.

POWERSHARES 1-30 LADDERED TREASURY PORTFOLIO

Name & Address

% Owned

  State Street Bank and Trust Company
 One Lincoln Street
Boston, MA 02111

66.76
%

  First Clearing
 901 E. Byrd Street
Richmond, VA 23219

7.89
%

POWERSHARES BUILD AMERICA BOND PORTFOLIO

Name & Address

% Owned

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

10.65
%

  First Clearing, LLC
 901 E. Byrd Street
Richmond, VA 23219

9.07
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

11.33
%

Name & Address

% Owned

  Merrill Lynch Professional
 4 Corporate Place
Piscataway, NJ 08854

9.90
%

  Morgan Stanley Smith Barney LLC
 2000 Westchester Avenue
Purchase, NY 10577

10.10
%

  UBS Financial Services LLC
 1200 Harbor Blvd
Weehawken, NJ 07086

5.87
%

  TD Ameritrade Clearing, Inc.
 4211 South 102nd Street
Omaha, NE 68127

6.85
%

POWERSHARES CALIFORNIA AMT-FREE MUNICIPAL BOND PORTFOLIO

Name & Address

% Owned

  The Bank of New York Mellon
 One Wall Street
New York, NY 10286

9.02
%

  Merrill Lynch Professional
 4 Corporate Place
Piscataway, NJ 08854

7.51
%

  First Clearing, LLC
 901 E. Byrd Street
Richmond, VA 23219

30.38
%

  Morgan Stanley Smith Barney LLC
 2000 Westchester Avenue
Purchase, NY 10577

10.90
%

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

12.53
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

6.59
%

POWERSHARES CEF INCOME COMPOSITE PORTFOLIO

Name & Address

% Owned

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

11.80
%

  RBC Capital Markets, LLC
 165 Broadway
New York, NY 10006

7.69
%

  Morgan Stanley Smith Barney LLC
 2000 Westchester Avenue
Purchase, NY 10577

9.08
%

  First Clearing, LLC
 901 E. Byrd Street
Richmond, VA 23219

7.46
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

18.45
%

  Pershing LLC
 1 Pershing Plaza
Jersey City, NJ 07399

6.31
%

POWERSHARES CHINESE YUAN DIM SUM BOND PORTFOLIO

Name & Address

% Owned

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

15.23
%

  Citibank, N.A.
 333 W. 34th Street
New York, NY 10001

8.79
%

  TD Ameritrade Clearing, Inc.
 4211 South 102nd Street
Omaha, NE 68127

5.58
%

  Mellon Trust of New England, National Association
 One Boston Place
Boston, MA 12108

7.46
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

10.35
%

  J.P. Morgan Clearing Corp
 1 MetroTech Center North Brooklyn
New York, NY 11201

5.31
%

POWERSHARES CONTRARIAN OPPORTUNITIES PORTFOLIO

Name & Address

% Owned

  J.P. Morgan Clearing Corp
 1 MetroTech Center North Brooklyn
New York, NY 11201

14.97
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

7.77
%

  CIT Group Inc.
 One CIT Drive
Livingston, NJ 07039

7.87
%

  Citibank, N.A.
 333 W. 34th Street
New York, NY 10001

6.40
%

  Merrill Lynch, Pierce, Fenner & Smith Incorporated
 4 Corporate Place
Piscataway, NJ 08854

35.35
%

POWERSHARES DEVELOPED EUROPACIFIC CURRENCY HEDGED LOW VOLATILITY PORTFOLIO

Name & Address

% Owned

  Credit Suisse Securities (USA) LLC
 11 Madison Avenue, 24th Floor
New York, NY 10010

99.40
%

POWERSHARES DWA DEVELOPED MARKETS MOMENTUM PORTFOLIO

Name & Address

% Owned

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

11.46
%

Name & Address

% Owned

  First Clearing, LLC
 901 E. Byrd Street
Richmond, VA 23219

10.02
%

  Pershing LLC
 1 Pershing Plaza
Jersey City, NJ 07399

5.43
%

  Merrill Lynch Professional
 4 Corporate Place
Piscataway, NJ 08854

5.06
%

  Morgan Stanley Smith Barney LLC
 2000 Westchester Avenue
Purchase, NY 10577

16.63
%

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

7.38
%

  UBS Financial Services LLC
 1200 Harbor Blvd.
Weehawken, NJ 07086

9.31
%

  Raymond, James & Associates, Inc.
 880 Carilion Parkway
St. Petersburg, FL 33716

6.05
%

POWERSHARES DWA EMERGING MARKETS MOMENTUM PORTFOLIO

Name & Address

% Owned

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

13.78
%

  First Clearing, LLC
 901 E. Byrd Street
Richmond, VA 23219

10.50
%

  Pershing LLC
 1 Pershing Plaza
Jersey City, NJ 07399

6.47
%

  Morgan Stanley Smith Barney LLC
 2000 Westchester Avenue
Purchase, NY 10577

13.82
%

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

14.80
%

  UBS Financial Services LLC
 1200 Harbor Blvd.
Weehawken, NJ 07086

8.03
%

POWERSHARES DWA SMALLCAP MOMENTUM PORTFOLIO

Name & Address

% Owned

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

9.83
%

  Morgan Stanley Smith Barney LLC
 2000 Westchester Avenue
Purchase, NY 10577

15.28
%

  First Clearing, LLC
 901 E. Byrd Street
Richmond, VA 23219

14.37
%

Name & Address

% Owned

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

9.70
%

  RBC Capital Markets, LLC
 165 Broadway
New York, NY 10006

8.60
%

  UBS Financial Services LLC
 1200 Harbor Blvd.
Weehawken, NJ 07086

7.87
%

POWERSHARES DWA TACTICAL SECTOR ROTATION PORTFOLIO

Name & Address

% Owned

  Raymond, James & Associates, Inc.
 880 Carilion Parkway
St. Petersburg, FL 33716

6.41
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

7.12
%

  Morgan Stanley Smith Barney LLC
 2000 Westchester Avenue
Purchase, NY 10577

13.42
%

  Pershing LLC
 1 Pershing Plaza
Jersey City, NJ 07399

10.39
%

  Merrill Lynch Professional
 4 Corporate Place
Piscataway, NJ 08854

16.20
%

  LPL Financial Corporation
 One Beacon Street
Boston, MA 02108

31.76
%

POWERSHARES EMERGING MARKETS INFRASTRUCTURE PORTFOLIO

Name & Address

% Owned

  Merrill Lynch, Pierce, Fenner & Smith Incorporated
 4 Corporate Place
Piscataway, NJ 08854

9.96
%

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

8.52
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

23.87
%

  Merrill Lynch Professional
 4 Corporate Place
Piscataway, NJ 08854

6.70
%

  State Street Bank and Trust Company
 One Lincoln Street
Boston, MA 02111

10.01
%

POWERSHARES EMERGING MARKETS SOVEREIGN DEBT PORTFOLIO

Name & Address

% Owned

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

10.54
%

  First Clearing, LLC
 901 E. Byrd Street
Richmond, VA 23219

16.16
%

  State Street Bank and Trust Company
 One Lincoln Street
Boston, MA 02111

5.18
%

  Merrill Lynch Professional
 4 Corporate Place
Piscataway, NJ 08854

25.82
%

  TD Ameritrade Clearing, Inc.
 4211 South 102nd Street
Omaha, NE 68127

6.23
%

POWERSHARES EUROPE CURRENCY HEDGED LOW VOLATILITY PORTFOLIO

Name & Address

% Owned

  Raymond, James & Associates, Inc.
 880 Carilion Parkway
St. Petersburg, FL 33716

17.85
%

  RBC Capital Markets, LLC
 165 Broadway
New York, NY 10006

6.09
%

  State Street Bank and Trust Company
 One Lincoln Street
Boston, MA 02111

5.90
%

  Janney Montgomery Scott Inc.
 1801 Market Street
Philadelphia, PA 19103

5.10
%

  Robert W. Baird & Co. Incorporated
 777 East Wisconsin Avenue
Milwaukee, WI 53202

31.43
%

  Morgan Stanley Smith Barney LLC
 2000 Westchester Avenue
Purchase, NY 10577

20.31
%

POWERSHARES FTSE RAFI ASIA PACIFIC EX-JAPAN PORTFOLIO

Name & Address

% Owned

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

9.39
%

  Goldman, Sachs Execution & Clearing, L.P.
 30 Hudson Street
New Jersey, NJ 07302

7.31
%

  Pershing LLC
 1 Pershing Plaza
Jersey City, NJ 07399

6.62
%

  State Street Bank and Trust Company
 One Lincoln Street
Boston, MA 02111

23.43
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

6.04
%

  CIT Group Inc.
 One CIT Drive
Livingston, NJ 07039

5.21
%

  J.P. Morgan Clearing Corp
 1 MetroTech Center North Brooklyn
New York, NY 11201

5.03
%

POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. PORTFOLIO

Name & Address

% Owned

  State Street Bank and Trust Company
 One Lincoln Street
Boston, MA 02111

26.26
%

  Merrill Lynch Professional
 4 Corporate Place
Piscataway, NJ 08854

5.21
%

  The Bank of New York Mellon
 One Wall Street
New York, NY 10286

11.77
%

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

22.29
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

5.65
%

POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. SMALL-MID PORTFOLIO

Name & Address

% Owned

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

48.47
%

  First Clearing, LLC
 901 E. Byrd Street
Richmond, VA 23219

9.02
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

6.22
%

  TD Ameritrade Clearing, Inc.
 4211 South 102nd Street
Omaha, NE 68127

5.60
%

POWERSHARES FTSE RAFI EMERGING MARKETS PORTFOLIO

Name & Address

% Owned

  The Bank of New York Mellon
 One Wall Street
New York, NY 10286

23.90
%

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

23.58
%

  TD Ameritrade Clearing, Inc.
 4211 South 102nd Street
Omaha, NE 68127

5.70
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

5.61
%

  State Street Bank and Trust Company
 One Lincoln Street
Boston, MA 02111

14.03
%

POWERSHARES FUNDAMENTAL EMERGING MARKETS LOCAL DEBT PORTFOLIO

Effective as of the close of markets on March 18, 2016,

the Fund will cease trading and liquidate thereafter.

Name & Address

% Owned

  The Vanguard Group, Inc.
 100 Vanguard Blvd.
Malvern, PA 19355

47.41
%

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

16.88
%

  TD Ameritrade Clearing, Inc.
 4211 South 102nd Street
Omaha, NE 68127

5.90
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

6.79
%

  RBC Capital Markets, LLC
 165 Broadway
New York, NY 10006

8.30
%

POWERSHARES FUNDAMENTAL HIGH YIELD® CORPORATE
BOND PORTFOLIO

Name & Address

% Owned

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

8.62
%

  Mellon Trust of New England, National Association
 One Boston Place
Boston, MA 02108

12.99
%

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

23.20
%

  UBS Financial Services LLC
 1200 Harbor Blvd.
Weehawken, NJ 07086

5.35
%

  First Clearing, LLC
 901 E. Byrd Street
Richmond, VA 23219

14.49
%

POWERSHARES FUNDAMENTAL INVESTMENT GRADE CORPORATE BOND PORTFOLIO

Name & Address

% Owned

  SEI Private Trust Company
 1 Freedom Valley Drive
Oaks, PA 19456

5.15
%

  Merrill Lynch Professional
 4 Corporate Place
Piscataway, NJ 08854

10.20
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

26.59
%

  Raymond, James & Associates, Inc.
 880 Carilion Parkway
St. Petersburg, FL 33716

10.54
%

POWERSHARES GLOBAL AGRICULTURE PORTFOLIO

Name & Address

% Owned

  TD Ameritrade Clearing, Inc.
 4211 South 102nd Street
Omaha, NE 68127

7.65
%

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

8.67
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

9.16
%

  Merrill Lynch Professional
 4 Corporate Place
Piscataway, NJ 08854

8.22
%

  State Street Bank and Trust Company
 One Lincoln Street
Boston, MA 02111

10.01
%

  Morgan Stanley Smith Barney LLC
 2000 Westchester Avenue
Purchase, NY 10577

5.98
%

  CIT Group Inc.
 One CIT Drive
Livingston, NJ 07039

6.89
%

POWERSHARES GLOBAL CLEAN ENERGY PORTFOLIO

Name & Address

% Owned

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

15.96
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

14.18
%

  Morgan Stanley Smith Barney LLC
 2000 Westchester Avenue
Purchase, NY 10577

5.37
%

  Brown Brothers Harriman & Co.
 525 Washington Ave
Jersey City, NJ 07302

5.95
%

  UBS Financial Services LLC
 1200 Harbor Blvd.
Weehawken, NJ 07086

9.11
%

  Pershing LLC
 1 Pershing Plaza
Jersey City, NJ 07399

5.16
%

POWERSHARES GLOBAL GOLD AND PRECIOUS METALS PORTFOLIO

Name & Address

% Owned

  Merrill Lynch Professional
 4 Corporate Place
Piscataway, NJ 08854

9.99
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

10.31
%

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

28.74
%

  Pershing LLC
 1 Pershing Plaza
Jersey City, NJ 07399

9.12
%

POWERSHARES GLOBAL SHORT TERM HIGH YIELD BOND PORTFOLIO

Name & Address

% Owned

  Merrill Lynch Professional
 4 Corporate Place
Piscataway, NJ 08854

8.06
%

  J.P. Morgan Clearing Corp
 1 MetroTech Center North Brooklyn
New York, NY 11201

7.75
%

  RBC Capital Markets, LLC
 165 Broadway
New York, NY 10006

12.88
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

17.77
%

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

27.55
%

POWERSHARES GLOBAL WATER PORTFOLIO

Name & Address

% Owned

  Pershing LLC
 1 Pershing Plaza
Jersey City, NJ 07399

5.19
%

  Morgan Stanley Smith Barney LLC
 2000 Westchester Avenue
Purchase, NY 10577

11.93
%

  Bank of America, NA/GWIM Trust Operations
 100 North Tryon Street
Charlotte, NC 28255

7.98
%

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

8.53
%

  Merrill Lynch Professional
 4 Corporate Place
Piscataway, NJ 08854

7.43
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

8.90
%

  State Street Bank and Trust Company
 One Lincoln Street
Boston, MA 02111

10.72
%

  First Clearing, LLC
 901 E. Byrd Street
Richmond, VA 23219

6.18
%

  UBS Financial Services LLC
 1200 Harbor Blvd.
Weehawken, NJ 07086

5.11
%

POWERSHARES INTERNATIONAL BUYBACK ACHIEVERS™ PORTFOLIO

Name & Address

% Owned

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

15.65
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

7.35
%

  Merrill Lynch Professional
 4 Corporate Place
Piscataway, NJ 08854

5.76
%

  Pershing LLC
 1 Pershing Plaza
Jersey City, NJ 07399

8.81
%

  Morgan Stanley Smith Barney LLC
 2000 Westchester Avenue
Purchase, NY 10577

8.71
%

  Raymond, James & Associates, Inc.
 880 Carilion Parkway
St. Petersburg, FL 33716

8.29
%

  Brown Brothers Harrman & Co.
 525 Washington Ave
Jersey City, NJ 07302

6.09
%

POWERSHARES JAPAN CURRENCY HEDGED LOW VOLATILITY PORTFOLIO

Name & Address

% Owned

  Mizuho Securities USA Inc.
 320 Park Avenue
New York, NY 10020

90.00
%

  TD Ameritrade Clearing, Inc.
 4211 South
102[n]d Street
Omaha, NE 68127

10.00
%

POWERSHARES INTERNATIONAL CORPORATE BOND PORTFOLIO

Name & Address

% Owned

  The Bank of New York Mellon
 One Wall Street
New York, NY 10286

17.16
%

  Northern Trust Corp
 50 S LaSalle Street
Chicago, IL 60603

15.92
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

8.31
%

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

8.55
%

  Brown Brothers Harriman & Co.
 525 Washington Ave
Jersey City, NJ 07302

5.27
%

POWERSHARES KBW BANK PORTFOLIO

Name & Address

% Owned

  Morgan Stanley Smith Barney LLC
 2000 Westchester Avenue
Purchase, NY 10577

10.24
%

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

15.44
%

  The Bank of New York Mellon
 One Wall Street
New York, NY 10286

8.13
%

  Merrill Lynch Professional
 4 Corporate Place
Piscataway, NJ 08854

5.08
%

  Raymond, James & Associates, Inc.
 880 Carilion Parkway
St. Petersburg, FL 33716

6.29
%

  Robert W. Baird & Co. Incorporated
 777 East Wisconsin Avenue
Milwaukee, WI 53202

10.07
%

  Brown Brothers Harriman & Co.
 525 Washington Ave
Jersey City, NJ 07302

6.08
%

POWERSHARES KBW CAPITAL MARKETS PORTFOLIO

Effective as of the close of markets on March 18, 2016,

the Fund will cease trading and liquidate thereafter.

Name & Address

% Owned

  Ameriprise Enterprise Investment Services Inc.
 55 Ameriprise Financial Center
Minneapolis, MN 55474

6.87
%

  TD Ameritrade Clearing, Inc.
 4211 South 102nd Street
Omaha, NE 68127

11.47
%

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

22.29
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

14.70
%

  CIT Group Inc.
 One CIT Drive
Livingston, NJ 07039

10.69
%

  J.P. Morgan Clearing Corp
 1 MetroTech Center North Brooklyn
New York, NY 11201

8.61
%

POWERSHARES KBW HIGH DIVIDEND YIELD FINANCIAL PORTFOLIO

Name & Address

% Owned

  Pershing LLC
 1 Pershing Plaza
Jersey City, NJ 07399

6.14
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

12.64
%

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

11.16
%

Name & Address

% Owned

  First Clearing, LLC
 901 E. Byrd Street
Richmond, VA 23219

15.98
%

  Morgan Stanley Smith Barney LLC
 2000 Westchester Avenue
Purchase, NY 10577

10.72
%

  TD Ameritrade Clearing, Inc.
 4211 South 102nd Street
Omaha, NE 68127

5.13
%

POWERSHARES KBW INSURANCE PORTFOLIO

Effective as of the close of markets on March 18, 2016,

the Fund will cease trading and liquidate thereafter.

Name & Address

% Owned

  Merrill Lynch, Pierce, Fenner & Smith Incorporated
 4 Corporate Place
Piscataway, NJ 08854

17.09
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

11.74
%

  Hudson River Trading
 32 Old Slip #30
New York, NY 10005

12.12
%

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

12.65
%

  TD Ameritrade Clearing, Inc.
 4211 South 102nd Street
Omaha, NE 68127

9.63
%

POWERSHARES KBW PREMIUM YIELD EQUITY REIT PORTFOLIO

Name & Address

% Owned

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

13.99
%

  Merrill Lynch Professional
 4 Corporate Place
Piscataway, NJ 08854

6.75
%

  Pershing LLC
 1 Pershing Plaza
Jersey City, NJ 07399

12.73
%

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

17.60
%

  First Clearing, LLC
 901 E. Byrd Street
Richmond, VA 23219

6.52
%

  TD Ameritrade Clearing, Inc.
 4211 South 102nd Street
Omaha, NE 68127

10.01
%

  LPL Financial Corporation
 One Beacon Street
Boston, MA 02108

5.61
%

POWERSHARES KBW PROPERTY & CASUALTY INSURANCE PORTFOLIO

Name & Address

% Owned

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

13.33
%

  Morgan Stanley Smith Barney LLC
 2000 Westchester Avenue
Purchase, NY 10577

10.63
%

  TD Ameritrade Clearing, Inc.
 4211 South 102nd Street
Omaha, NE 68127

6.75
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

40.52
%

POWERSHARES KBW REGIONAL BANKING PORTFOLIO

Name & Address

% Owned

  Morgan Stanley Smith Barney LLC
 2000 Westchester Avenue
Purchase, NY 10577

5.83
%

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

16.26
%

  Merrill Lynch Professional
 4 Corporate Place
Piscataway, NJ 08854

9.56
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

10.72
%

  MF Global Holdings
 142 West 57th Street
New York, NY 10019

7.20
%

  Merrill Lynch, Pierce, Fenner & Smith Incorporated
 4 Corporate Place
Piscataway, NJ 08854

5.81
%

POWERSHARES LADDERRITE 0-5 YEAR CORPORATE BOND PORTFOLIO

Name & Address

% Owned

  SEI Private Trust Company
 1 Freedom Valley Drive
Oaks, PA 19456

20.80
%

  Goldman, Sachs Execution & Clearing, L.P.
 30 Hudson Street
New Jersey, NJ 07302

7.98
%

  The Bank of New York Mellon
 One Wall Street
New York, NY 10286

20.54
%

  Pershing LLC
 1 Pershing Plaza
Jersey City, NJ 07399

7.62
%

  RBC Capital Markets, LLC
 165 Broadway
New York, NY 10006

7.28
%

Name & Address

% Owned

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

5.73
%

  LPL Financial Corporation
 One Beacon Street
Boston, MA 02108

5.36
%

  Merrill Lynch, Pierce, Fenner & Smith Incorporated
 4 Corporate Place
Piscataway, NJ 08854

5.22
%

POWERSHARES NATIONAL AMT-FREE MUNICIPAL BOND PORTFOLIO

Name & Address

% Owned

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

5.87
%

  First Clearing, LLC
 901 E. Byrd Street
Richmond, VA 23219

8.69
%

  Merrill Lynch Professional
 4 Corporate Place
Piscataway, NJ 08854

33.23
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

8.58
%

  Pershing LLC
 1 Pershing Plaza
Jersey City, NJ 07399

5.54
%

  UBS Financial Services LLC
 1200 Harbor Blvd.
Weehawken, NJ 07086

8.96
%

POWERSHARES NEW YORK AMT-FREE MUNICIPAL BOND PORTFOLIO

Name & Address

% Owned

  Merrill Lynch Professional
 4 Corporate Place
Piscataway, NJ 08854

7.59
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

13.71
%

  UBS Financial Services LLC
 1200 Harbor Blvd.
Weehawken, NJ 07086

7.65
%

  First Clearing, LLC
 901 E. Byrd Street
Richmond, VA 23219

7.09
%

  Morgan Stanley Smith Barney LLC
 2000 Westchester Avenue
Purchase, NY 10577

5.15
%

  The Bank of New York Mellon
 One Wall Street
New York, NY 10286

8.81
%

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

13.38
%

  TD Ameritrade Clearing, Inc.
 4211 South 102nd Street
Omaha, NE 68127

6.56
%

POWERSHARES RUSSELL 1000 EQUAL WEIGHT PORTFOLIO

Name & Address

% Owned

  Mellon Trust of New England, National Association
 One Boston Place
Boston, MA 12108

34.39
%

  State Street Bank and Trust Company
 One Lincoln Street
Boston, MA 02111

30.70
%

  SEI Private Trust Company
 1 Freedom Valley Drive
Oaks, PA 19456

15.48
%

POWERSHARES S&P 500® EX-RATE
SENSITIVE LOW VOLAITLITY PORTFOLIO

Name & Address

% Owned

  Robert W. Baird & Co. Incorporated
 777 East Wisconsin Avenue
Milwaukee, WI 53202

29.53
%

  Raymond, James & Associates, Inc.
 880 Carilion Parkway
St. Petersburg, FL 33716

17.27
%

  Morgan Stanley Smith Barney LLC
 2000 Westchester Avenue
Purchase, NY 10577

15.88
%

  State Street Bank and Trust Company
 One Lincoln Street
Boston, MA 02111

6.12
%

  RBC Capital Markets, LLC
 165 Broadway
New York, NY 10006

5.11
%

POWERSHARES PREFERRED PORTFOLIO

Name & Address

% Owned

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

8.52
%

  Pershing LLC
 1 Pershing Plaza
Jersey City, NJ 07399

5.75
%

  TD Ameritrade Clearing, Inc.
 4211 South 102nd Street
Omaha, NE 68127

5.01
%

  First Clearing, LLC
 901 E. Byrd Street
Richmond, VA 23219

13.47
%

  Merrill Lynch Professional
 4 Corporate Place
Piscataway, NJ 08854

13.73
%

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

15.35
%

  Morgan Stanley Smith Barney LLC
 2000 Westchester Avenue
Purchase, NY 10577

5.63
%

POWERSHARES S&P 500® HIGH BETA
PORTFOLIO

Name & Address

% Owned

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

22.55
%

  Morgan Stanley Smith Barney LLC
 2000 Westchester Avenue
Purchase, NY 10577

5.90
%

  Merrill Lynch Professional
 4 Corporate Place
Piscataway, NJ 08854

8.94
%

  Goldman, Sachs & Co.
 200 West Street
New York, NY 10282

10.83
%

  Bank of New York
 225 Liberty Street
New York, NY 10286

7.26
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

6.96
%

  First Clearing, LLC
 901 E. Byrd Street
Richmond, VA 23219

6.85
%

POWERSHARES S&P 500® HIGH DIVIDEND LOW
VOLATILITY PORTFOLIO

Name & Address

% Owned

  First Clearing, LLC
 901 E. Byrd Street
Richmond, VA 23219

8.48
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

15.76
%

  Pershing LLC
 1 Pershing Plaza
Jersey City, NJ 07399

6.65
%

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

10.70
%

  Merrill Lynch Professional
 4 Corporate Place
Piscataway, NJ 08854

7.91
%

  Morgan Stanley Smith Barney LLC
 2000 Westchester Avenue
Purchase, NY 10577

5.79
%

  Raymond, James & Associates, Inc.
 880 Carilion Parkway
St. Petersburg, FL 33716

6.12
%

  Robert W. Baird & Co. Incorporated
 777 East Wisconsin Avenue
Milwaukee, WI 53202

6.09
%

POWERSHARES S&P 500® LOW
VOLATILITY PORTFOLIO

Name & Address

% Owned

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

21.86
%

  Pershing LLC
 1 Pershing Plaza
Jersey City, NJ 07399

6.18
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

10.04
%

  First Clearing, LLC
 901 E. Byrd Street
Richmond, VA 23219

6.54
%

  Merrill Lynch Professional
 4 Corporate Place
Piscataway, NJ 08854

6.86
%

  Morgan Stanley Smith Barney LLC
 2000 Westchester Avenue
Purchase, NY 10577

5.33
%

  TD Ameritrade Clearing, Inc.
 4211 South 102nd Street
Omaha, NE 68127

5.43
%

POWERSHARES S&P 500 MOMENTUM PORTFOLIO

Name & Address

% Owned

  J.P. Morgan Clearing Corp
 1 MetroTech Center North Brooklyn
New York, NY 11201

96.32
%

POWERSHARES S&P 500 VALUE PORTFOLIO

Name & Address

% Owned

  J.P. Morgan Clearing Corp
 1 MetroTech Center North Brooklyn
New York, NY 11201

96.43
%

POWERSHARES S&P EMERGING MARKETS HIGH BETA PORTFOLIO

Effective as of the close of markets on March 18, 2016,

POWERSHARES S&P EMERGING MARKETS MOMENTUM PORTFOLIO

Name & Address

% Owned

  Morgan Stanley Smith Barney LLC
 2000 Westchester Avenue
Purchase, NY 10577

7.20
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

8.80
%

  J.P. Morgan Clearing Corp
 1 MetroTech Center North Brooklyn
New York, NY 11201

34.52
%

  Merrill Lynch, Pierce, Fenner & Smith Incorporated
 4 Corporate Place
Piscataway, NJ 08854

13.02
%

  CIT Group Inc.
 One CIT Drive
Livingston, NJ 07039

11.13
%

POWERSHARES S&P EMERGING MARKETS LOW VOLATILITY PORTFOLIO

Name & Address

% Owned

  The Bank of New York Mellon
 One Wall Street
New York, NY 10286

34.44
%

  TD Ameritrade Clearing, Inc.
 4211 South 102nd Street
Omaha, NE 68127

6.28
%

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

26.47
%

POWERSHARES S&P INTERNATIONAL DEVELOPED HIGH BETA PORTFOLIO

Effective as of the close of markets on March 18, 2016,

POWERSHARES S&P INTERNATIONAL DEVELOPED MOMENTUM PORTFOLIO

Name & Address

% Owned

  Morgan Stanley Smith Barney LLC
 2000 Westchester Avenue
Purchase, NY 10577

6.12
%

  Merrill Lynch, Pierce, Fenner & Smith Incorporated
 4 Corporate Place
Piscataway, NJ 08854

5.52
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

19.15
%

  CIT Group Inc.
 One CIT Drive
Livingston, NJ 07039

8.18
%

  Goldman, Sachs Execution & Clearing, L.P.
 30 Hudson Street
New Jersey, NJ 07302

7.67
%

  J.P. Morgan Clearing Corp
 1 MetroTech Center North Brooklyn
New York, NY 11201

22.69
%

  TD Ameritrade Clearing, Inc.
 4211 South 102nd Street
Omaha, NE 68127

6.38
%

POWERSHARES S&P INTERNATIONAL DEVELOPED HIGH QUALITY PORTFOLIO

Effective as of the close of markets on March 18, 2016,

POWERSHARES S&P INTERNATIONAL DEVELOPED QUALITY PORTFOLIO

Name & Address

% Owned

  Morgan Stanley Smith Barney LLC
 2000 Westchester Avenue
Purchase, NY 10577

10.94
%

  Merrill Lynch Professional
 4 Corporate Place
Piscataway, NJ 08854

25.80
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

6.13
%

  Pershing LLC
 1 Pershing Plaza
Jersey City, NJ 07399

5.72
%

  Raymond, James & Associates, Inc.
 880 Carilion Parkway
St. Petersburg, FL 33716

9.46
%

  CIT Group Inc.
 One CIT Drive
Livingston, NJ 07039

5.18
%

POWERSHARES S&P INTERNATIONAL DEVELOPED LOW VOLATILITY PORTFOLIO

Name & Address

% Owned

  SEI Private Trust Company
 1 Freedom Valley Drive
Oaks, PA 19456

6.89
%

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

40.37
%

  Mellon Trust of New England, National Association
 One Boston Place
Boston, MA 12108

6.95
%

  Mellon Trust of New England, National Association
 One Boston Place
Boston, MA 12108

7.47
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

5.77
%

POWERSHARES S&P MIDCAP LOW VOLATILITY PORTFOLIO

Name & Address

% Owned

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

19.08
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

14.24
%

  Pershing LLC
 1 Pershing Plaza
Jersey City, NJ 07399

7.05
%

  LPL Financial Corporation
 One Beacon Street
Boston, MA 02108

8.18
%

  Morgan Stanley Smith Barney LLC
 2000 Westchester Avenue
Purchase, NY 10577

7.48
%

  Raymond, James & Associates, Inc.
 880 Carilion Parkway
St. Petersburg, FL 33716

14.07
%

  TD Ameritrade Clearing, Inc.
 4211 South 102nd Street
Omaha, NE 68127

6.58
%

  Ameriprise Enterprise Investment Services Inc.
 55 Ameriprise Financial Center
Minneapolis, MN 55474

5.95
%

  Merrill Lynch Professional
 4 Corporate Place
Piscataway, NJ 08854

5.61
%

POWERSHARES S&P SMALLCAP CONSUMER DISCRETIONARY PORTFOLIO

Name & Address

% Owned

  First Clearing, LLC
 901 E. Byrd Street
Richmond, VA 23219

69.65
%

POWERSHARES S&P SMALLCAP CONSUMER STAPLES PORTFOLIO

Name & Address

% Owned

  Goldman, Sachs & Co.
 200 West Street
New York, NY 10282

8.72
%

  Raymond, James & Associates, Inc.
 880 Carilion Parkway
St. Petersburg, FL 33716

15.31
%

  First Clearing, LLC
 901 E. Byrd Street
Richmond, VA 23219

12.71
%

  Morgan Stanley Smith Barney LLC
 2000 Westchester Avenue
Purchase, NY 10577

11.45
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

6.85
%

  TD Ameritrade Clearing, Inc.
 4211 South 102nd Street
Omaha, NE 68127

5.84
%

POWERSHARES S&P SMALLCAP ENERGY PORTFOLIO

Name & Address

% Owned

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

13.43
%

  Raymond, James & Associates, Inc.
 880 Carilion Parkway
St. Petersburg, FL 33716

8.95
%

  E*Trade Clearing LLC
 1271 Avenue of the Americas
New York, NY 10020

7.61
%

  TD Ameritrade Clearing, Inc.
 4211 South 102nd Street
Omaha, NE 68127

6.21
%

  The Vanguard Group, Inc.
 100 Vanguard Blvd.
Malvern, PA 19355

5.92
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

21.56
%

  Pershing LLC
 1 Pershing Plaza
Jersey City, NJ 07399

5.09
%

POWERSHARES S&P SMALLCAP FINANCIALS PORTFOLIO

Name & Address

% Owned

  First Clearing, LLC
 901 E. Byrd Street
Richmond, VA 23219

82.12
%

POWERSHARES S&P SMALLCAP HEALTH CARE PORTFOLIO

Name & Address

% Owned

  First Clearing, LLC
 901 E. Byrd Street
Richmond, VA 23219

32.28
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

9.14
%

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

13.80
%

  Morgan Stanley Smith Barney LLC
 2000 Westchester Avenue
Purchase, NY 10577

9.08
%

  TD Ameritrade Clearing, Inc.
 4211 South 102nd Street
Omaha, NE 68127

5.23
%

POWERSHARES S&P SMALLCAP INDUSTRIALS PORTFOLIO

Name & Address

% Owned

  First Clearing, LLC
 901 E. Byrd Street
Richmond, VA 23219

39.85
%

  Merrill Lynch Professional
 4 Corporate Place
Piscataway, NJ 08854

18.10
%

  Northern Trust Corp
 50 S LaSalle Street
Chicago, IL 60603

7.45
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

7.06
%

POWERSHARES S&P SMALLCAP INFORMATION TECHNOLOGY PORTFOLIO

Name & Address

% Owned

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

9.49
%

  CIT Group Inc.
 One CIT Drive
Livingston, NJ 07039

16.10
%

  Merrill Lynch, Pierce, Fenner & Smith Incorporated
 4 Corporate Place
Piscataway, NJ 08854

7.79
%

  SG Americas Securities
 1221 Avenue of the Americas, 6th Floor
New York, NY 10020

9.56
%

  TD Ameritrade Clearing, Inc.
 4211 South 102nd Street
Omaha, NE 68127

26.88
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

5.64
%

POWERSHARES S&P SMALLCAP LOW VOLATILITY PORTFOLIO

Name & Address

% Owned

  Morgan Stanley Smith Barney LLC
 2000 Westchester Avenue
Purchase, NY 10577

9.10
%

  TD Ameritrade Clearing, Inc.
 4211 South 102nd Street
Omaha, NE 68127

6.16
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

7.86
%

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

29.95
%

  UBS Financial Services LLC
 1200 Harbor Blvd.
Weehawken, NJ 07086

5.12
%

  Raymond, James & Associates, Inc.
 880 Carilion Parkway
St. Petersburg, FL 33716

12.37
%

POWERSHARES S&P SMALLCAP MATERIALS PORTFOLIO

Name & Address

% Owned

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

9.49
%

  TD Ameritrade Clearing, Inc.
 4211 South 102nd Street
Omaha, NE 68127

26.88
%

  CIT Group Inc.
 One CIT Drive
Livingston, NJ 07039

16.10
%

  SG Americas Securities
 1221 Avenue of the Americas, 6th Floor
New York, NY 10020

9.56
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

5.64
%

  Merrill Lynch, Pierce, Fenner & Smith Incorporated
 4 Corporate Place
Piscataway, NJ 08854

7.79
%

POWERSHARES S&P SMALLCAP UTILITIES PORTFOLIO

Name & Address

% Owned

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

22.71
%

  TD Ameritrade Clearing, Inc.
 4211 South 102nd Street
Omaha, NE 68127

8.48
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

41.74
%

POWERSHARES SENIOR LOAN PORTFOLIO

Name & Address

% Owned

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

7.49
%

  The Bank of New York Mellon
 One Wall Street
New York, NY 10286

6.87
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

8.48
%

  UBS Financial Services LLC
 1200 Harbor Blvd.
Weehawken, NJ 07086

6.28
%

  J.P. Morgan Chase Bank, National Association
 111 Polaris Parkway
Columbus, OH 43240

9.76
%

  State Street Bank and Trust Company
 One Lincoln Street
Boston, MA 02111

10.56
%

  Morgan Stanley Smith Barney LLC
 2000 Westchester Avenue
Purchase, NY 10577

5.04
%

POWERSHARES VARIABLE RATE PREFERRED PORTFOLIO

Name & Address

% Owned

  TD Ameritrade Clearing, Inc.
 4211 South 102nd Street
Omaha, NE 68127

9.54
%

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

22.25
%

  Morgan Stanley Smith Barney LLC
 2000 Westchester Avenue
Purchase, NY 10577

10.73
%

  National Financial Services LLC
 200 Liberty Street
New York, NY 10281

12.72
%

  Merrill Lynch Professional
 4 Corporate Place
Piscataway, NJ 08854

10.75
%

POWERSHARES VRDO TAX-FREE WEEKLY PORTFOLIO

Name & Address

% Owned

  First Clearing, LLC
 901 E. Byrd Street
Richmond, VA 23219

9.41
%

  UBS Financial Services LLC
 1200 Harbor Blvd.
Weehawken, NJ 07086

10.03
%

  Charles Schwab & Co., Inc.
 211 Main Street
San Francisco, CA 94105

13.26
%

  Janney Montgomery Scott Inc.
 1801 Market Street
Philadelphia, PA 19103

12.32
%

  Merrill Lynch Professional
 4 Corporate Place
Piscataway, NJ 08854

20.05
%

  Morgan Stanley Smith Barney LLC
 2000 Westchester Avenue
Purchase, NY 10577

11.00
%

Shareholder Communications. Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Management will review and generally respond to other shareholder communications the Trust receives that are not directly addressed and sent to the Board. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Investment Adviser. The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is rooted deeply in the application of intuitive factor analysis and model implementation to enhance investment decisions.

The Adviser acts as investment adviser for, and manages the investment and reinvestment of, the assets of the Funds. For PowerShares Senior Loan Portfolio, the Adviser oversees the Sub-Adviser and delegates to the Sub-Adviser the duties of the investment and reinvestment of the assets of the Fund. The Adviser also administers the
Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or Officers of the Trust if elected to such positions.

Invesco PowerShares Capital Management LLC, organized February 7, 2003, is located at 3500 Lacey Road,
Suite 700, Downers Grove, Illinois 60515. Invesco Senior Secured Management, Inc., is located at 1166 Avenue of the Americas, New York, New York 10036, has acted as an investment adviser since 1992.

Invesco Ltd. is the parent company of Invesco PowerShares Capital Management LLC and Invesco Senior Secured Management, Inc. and is located at
Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco Ltd. and its subsidiaries are an independent global investment management group.

Sub-Adviser. The Sub-Adviser manages the investment and reinvestment of PowerShares Senior Loan Portfolio’s assets on an ongoing basis under the supervision of the Adviser.

Portfolio Managers. The Adviser uses a team of portfolio managers
(the “Portfolio Managers”), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s extensive resources. Peter Hubbard oversees all research, portfolio management and trading operations of the Adviser. In this capacity, he oversees a team of the Portfolio Managers responsible for the day-to-day management of the Funds. Mr. Hubbard receives management assistance from Philip Fang, Michael
Jeanette, Gary Jones, Jeffrey W. Kernagis, Jonathan Nixon, Richard Ose, Theodore Samulowitz and Tony Seisser.

As of October 31, 2015, Mr. Hubbard managed 120 registered investment companies with a total of approximately $49.8 billion in assets, 54 other pooled investment vehicles with approximately $47.3 billion in assets and no other accounts.

As of October 31, 2015, Mr. Fang managed 19 registered investment companies with a total of approximately $15.5 billion in assets, 1 other pooled investment vehicle with approximately $52.7 million in assets and no other accounts.

As of October 31, 2015,
Mr. Jeanette managed 101 registered investment companies with a total of approximately $34.2 billion in assets, 26 other pooled investment vehicles with approximately $44.6 billion in assets and no other accounts.

As of October 31, 2015, Mr. Jones managed 19 registered investment companies with a total of approximately $15.5 billion in assets,
1 other pooled investment vehicle with approximately $52.7 million in assets and no other accounts.

As of October 31, 2015,
Mr. Kernagis managed 19 registered investment companies with a total of approximately $15.5 billion in assets, 29 other pooled investment vehicles with approximately $2.7 billion in assets and no other accounts.

As of October 31, 2015, Mr. Nixon managed 98 registered investment companies with a total of approximately $33.8 billion in assets,
26 other pooled investment vehicles with approximately $44.6 billion in assets and no other accounts.

As of October 31, 2015,
Mr. Ose managed 19 registered investment companies with a total of approximately $15.5 billion in assets, 29 other pooled investment vehicles with approximately $2.7 billion in assets and no other accounts.

As of October 31, 2015, Mr. Samulowitz managed 22 registered investment companies with a total of approximately $2.3 billion in assets, 1 other pooled investment vehicle with approximately $4.6 billion in assets and no other accounts.

As of October 31, 2015,
Mr. Seisser managed 101 registered investment companies with a total of approximately $34.2 billion in assets, 26 other pooled investment vehicles with approximately $44.6 billion in assets and no other accounts.

With respect to PowerShares Senior Loan Portfolio, the Sub-Adviser’s portfolio managers, Scott Baskind and Seth Misshula, are responsible for the day-to-day management of the Fund. The Adviser’s portfolio managers oversee and monitor the Sub-Adviser’s research, portfolio management and trading operations for PowerShares Senior Loan Portfolio. Peter Hubbard leads the team of the portfolio managers responsible for the oversight and monitoring of PowerShares Senior Loan Portfolio. Mr. Hubbard receives oversight and monitoring assistance from Philip Fang, Jeffrey Kernagis and Gary Jones. The information below reflects the other funds for which each portfolio manager of the Sub-Adviser has day-to-day management responsibilities. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles and
(iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

As of
October 31, 2015, Mr. Baskind managed 4 registered investment company with a total of approximately $6.5 billion in assets, 4 other pooled investment vehicles with a total of approximately $6.0 billion in assets and 40 other accounts with a total of approximately $11.9 billion in assets.

As of October 31, 2015, Mr. Misshula managed no other registered investment companies, no other pooled investment vehicles and no other accounts.

Because the portfolio managers of the Sub-Adviser may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another, resulting in conflicts of interest. In addition, the Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from PowerShares Senior Loan Portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over PowerShares Senior Loan Portfolio. In addition, a conflict of interest could exist to the extent that the Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Sub-Adviser’s employee benefits and/or deferred compensation plans. The portfolio managers may have an incentive to favor these accounts over others. If the Sub-Adviser manages accounts that engage in short sales of securities of the type in which PowerShares Senior Loan Portfolio invests, the Sub-Adviser could be seen as harming the performance of PowerShares
Senior Loan Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Description of Compensation
Structure—Adviser. The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the Compensation Committee may approve the bonus in advance. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Description of Compensation—Sub-Adviser. With regard to the Portfolio Managers of the Sub-Adviser, the Sub-Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. The Sub-Adviser’s Portfolio Managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio Manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. The
Sub-Adviser evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each Portfolio Manager’s compensation consists of the following three elements:

The Sub-Adviser’s Portfolio Managers are paid a base salary. In setting the base salary, the Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

The Sub-Adviser’s
Portfolio Managers are eligible, along with other senior employees of the Sub-Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of Invesco Ltd. Reviews and approves the amount of the bonus pool available for the Sub-Adviser’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each Portfolio Manager is eligible to receive an annual cash bonus which is based on quantitative (i.e., investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

The Sub-Adviser’s bonus is based on annual measures of equity return and standard tests of collateralization performance.

High investment performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Invesco stock from pools determined from time to time by the Remuneration Committee of the Invesco Ltd. Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent. Portfolio managers also participate in benefit plans and programs available generally to all employees.

As of October 31, 2015, Messrs. Baskind, Jeanette, Jones, Kanuri,
Misshula, Nixon, Samulowitz and Seisser did not own any securities of the Funds.

As of October 31, 2015, the dollar range of
securities beneficially owned by Mr. Hubbard in the Funds was $10,001 to $50,000. The portfolio holdings of Mr. Hubbard, as of October 31, 2015, in the Funds in which he owns Shares are shown below.

Peter Hubbard

Dollar Range

Fund

$1 to $10,000

$10,001 to $50,000

$50,001 to $100,000

$100,001 to $500,000

$500,001 to $1,000,000

over $1,000,000

PowerShares Contrarian Opportunities Portfolio

X

PowerShares Europe Currency Hedged Low Volatility Portfolio

X

PowerShares Senior Loan Portfolio

X

As of October 31, 2015, the dollar range of securities beneficially owned by Mr. Fang in the Funds was $100,001 to $500,000. The portfolio holdings of Mr. Fang, as of October 31, 2015, in the Funds in which he owns Shares are shown below.

Philip Fang

Dollar Range

Fund

$1 to $10,000

$10,001 to $50,000

$50,001 to $100,000

$100,001 to $500,000

$500,001 to $1,000,000

over $1,000,000

PowerShares Emerging Markets Infrastructure Portfolio

X

PowerShares KBW Premium Yield Equity REIT Portfolio

X

PowerShares S&P Emerging Markets Low Volatility Portfolio

X

As of October 31, 2015, the dollar range of securities beneficially owned by Mr. Kernagis in the
Funds was $100,001 to $500,000. The portfolio holdings of Mr. Kernagis, as of October 31, 2015, in the Funds in which he owns securities are shown below.

Jeffrey W. Kernagis

Dollar Range

Fund

$1 to $10,000

$10,001 to $50,000

$50,001 to $100,000

$100,001 to $500,000

$500,001 to $1,000,000

over $1,000,000

PowerShares CEF Income Composite Portfolio

X

PowerShares Emerging Markets Sovereign Debt Portfolio

X

PowerShares FTSE RAFI Emerging Markets Portfolio

X

PowerShares Global Water Portfolio

X

PowerShares International Corporate Bond Portfolio

X

PowerShares Preferred Portfolio

X

PowerShares S&P 500® Low Volatility Portfolio

X

PowerShares Senior Loan Portfolio

X

PowerShares Variable Rate Preferred Portfolio

X

As of October 31, 2015, the dollar range of securities beneficially owned by
Mr. Ose in the Funds was $1 to $10,000. The portfolio holdings of Mr. Ose, as of October 31, 2015, in the Funds in which he owns Shares are shown below.

Richard Ose

Dollar Range

Fund

$1 to $10,000

$10,001 to $50,000

$50,001 to $100,000

$100,001 to $500,000

$500,001 to $1,000,000

over $1,000,000

PowerShares S&P 500® Low Volatility Portfolio

X

PowerShares Senior Loan Portfolio

X

Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement between the
Adviser and the Trust, the Adviser is responsible for all expenses of the Funds, including payments to the Sub-Adviser, set-up fees and commitment fees associated with any line of credit, the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the advisory fees, distribution fees, if any, brokerage expenses, taxes, interest (including, for PowerShares Senior Loan Portfolio, interest expenses associated with the line of credit), litigation expenses and other extraordinary expenses (including Acquired Fund Fees and Expenses, if any). For the Adviser’s services, each Fund has agreed to pay an annual unitary management fee, equal to a percentage of its average daily net assets set forth in the chart below (the “Advisory Fee”).

Fund

Advisory Fee

PowerShares 1-30 Laddered Treasury Portfolio

0.25%

PowerShares Build America Bond Portfolio

0.28%

PowerShares California AMT-Free Municipal Bond Portfolio

0.28%

PowerShares CEF Income Composite Portfolio

0.50%

PowerShares Chinese Yuan Dim Sum Bond Portfolio

0.45%

PowerShares Contrarian Opportunities Portfolio

0.35%(1)

PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio

0.25%

PowerShares DWA Developed Markets Momentum Portfolio

0.80%

PowerShares DWA Emerging Markets Momentum Portfolio

0.90%

PowerShares DWA SmallCap Momentum Portfolio

0.60%

PowerShares DWA Tactical Sector Rotation Portfolio

0.15%

Fund

Advisory Fee

PowerShares Emerging Markets Infrastructure Portfolio

0.75
%

PowerShares Emerging Markets Sovereign Debt Portfolio

0.50
%

PowerShares Europe Currency Hedged Low Volatility Portfolio

0.25
%

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio

0.49
%(2)

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio

0.45
%(3)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio

0.49
%(4)

PowerShares FTSE RAFI Emerging Markets Portfolio

0.49
%(5)

PowerShares Fundamental Emerging Markets Local Debt Portfolio

0.50
%

PowerShares Fundamental High Yield® Corporate Bond Portfolio

0.50
%

PowerShares Fundamental Investment Grade Corporate Bond Portfolio

0.22
%

PowerShares Global Agriculture Portfolio

0.75
%

PowerShares Global Clean Energy Portfolio

0.75
%

PowerShares Global Gold and Precious Metals Portfolio

0.75
%

PowerShares Global Short Term High Yield Bond Portfolio

0.35
%

PowerShares Global Water Portfolio

0.75
%

PowerShares International BuyBack Achievers™ Portfolio

0.55
%

PowerShares International Corporate Bond Portfolio

0.50
%

PowerShares Japan Currency Hedged Low Volatility Portfolio

0.25
%

PowerShares KBW Bank Portfolio

0.35
%

PowerShares KBW Capital Markets Portfolio

0.35
%

PowerShares KBW High Dividend Yield Financial Portfolio

0.35
%

PowerShares KBW Insurance Portfolio

0.35
%

PowerShares KBW Premium Yield Equity REIT Portfolio

0.35
%

PowerShares KBW Property & Casualty Insurance Portfolio

0.35
%

PowerShares KBW Regional Banking Portfolio

0.35
%

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio

0.22
%

PowerShares National AMT-Free Municipal Bond Portfolio

0.28
%

PowerShares New York AMT-Free Municipal Bond Portfolio

0.28
%

PowerShares Preferred Portfolio

0.50
%

PowerShares Russell 1000 Equal Weight Portfolio

0.20
%

PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio

0.25
%

PowerShares S&P 500® High Beta Portfolio

0.25
%

PowerShares S&P 500® High Dividend Low Volatility Portfolio

0.30
%

PowerShares S&P 500® Low Volatility Portfolio

0.25
%

PowerShares S&P 500 Momentum Portfolio

0.25
%

PowerShares S&P 500 Value Portfolio

0.25
%

PowerShares S&P Emerging Markets High Beta Portfolio

0.45
%(6)

PowerShares S&P Emerging Markets Low Volatility Portfolio

0.45
%(6)

PowerShares S&P International Developed High Beta Portfolio

0.35
%(7)

PowerShares S&P International Developed High Quality Portfolio

0.45
%(3)

PowerShares S&P International Developed Low Volatility Portfolio

0.35
%(7)

PowerShares S&P MidCap Low Volatility Portfolio

0.25
%

PowerShares S&P SmallCap Consumer Discretionary Portfolio

0.29
%

PowerShares S&P SmallCap Consumer Staples Portfolio

0.29
%

PowerShares S&P SmallCap Energy Portfolio

0.29
%

PowerShares S&P SmallCap Financials Portfolio

0.29
%

PowerShares S&P SmallCap Health Care Portfolio

0.29
%

PowerShares S&P SmallCap Industrials Portfolio

0.29
%

PowerShares S&P SmallCap Information Technology Portfolio

0.29
%

PowerShares S&P SmallCap Low Volatility Portfolio

0.25
%

PowerShares S&P SmallCap Materials Portfolio

0.29
%

PowerShares S&P SmallCap Utilities Portfolio

0.29
%

PowerShares Senior Loan Portfolio

0.65
%

PowerShares Variable Rate Preferred Portfolio

0.50
%

PowerShares VRDO Tax-Free Weekly Portfolio

0.25
%

(1)
Prior to May 22, 2015, the Fund’s unitary management fee was 0.50%. Effective May 22, 2015, the Fund’s unitary management fee was reduced to 0.35%.

(2)
Prior to November 21, 2012, the Fund’s unitary management fee was 0.80%. Effective November 21, 2012 through December 17, 2012, the Adviser voluntarily agreed to waive a portion of the Fund’s unitary management fee. After giving effect to such waiver, the net unitary management fee was 0.49%. Effective December 18, 2012, the unitary management fee of the Fund was reduced to 0.49%.

(3)
Prior to November 21, 2012, the Fund’s unitary management fee was 0.75%. Effective November 21, 2012 through December 17, 2012, the Adviser voluntarily agreed to waive a portion of the Fund’s unitary management fee. After giving effect to such waiver, the net unitary management fee was 0.45%. Effective December 18, 2012, the unitary management fee of the Fund was reduced to 0.45%.

(4)
Prior to November 21, 2012, the Fund’s unitary management fee was 0.75%. Effective November 21, 2012 through December 17, 2012, the Adviser voluntarily agreed to waive a portion of the Fund’s unitary management fee. After giving effect to such waiver, the net unitary management fee was 0.49%. Effective December 18, 2012, the unitary management fee of the Fund was reduced to 0.49%.

(5)
Prior to November 21, 2012, the Fund’s unitary management fee was 0.85%. Effective November 21, 2012 through December 17, 2012, the Adviser voluntarily agreed to waive a portion of the Fund’s unitary management fee. After giving effect to such waiver, the net unitary management fee was 0.49%. Effective December 18, 2012, the unitary management fee of the Fund was reduced to 0.49%.

(6)
The Adviser has agreed to waive 0.16% of the Fund’s unitary management fee through February 28, 2017 and the Adviser cannot discontinue the agreement prior to its expiration.

(7)
The Adviser has agreed to waive 0.10% of the Fund’s unitary management fee through February 28, 2017 and the Adviser cannot discontinue the agreement prior to its expiration.

Set forth in the chart below are the aggregate amount of the Advisory Fees paid by each Fund to the Adviser and the Advisory Fees waived by the Adviser for each Fund’s fiscal years ended October 31, 2013, 2014 and 2015, as applicable, or, if the Fund had not been in existence for a full fiscal year, since the commencement of investment operations of that Fund.

Advisory Fees Paid for the Fiscal Year Ended

Advisory Fees Waived for the Fiscal Year Ended

Fund

October 31, 2015

October 31, 2014

October 31, 2013

October 31, 2015

October 31, 2014

October 31, 2013

Date of Commencement of Investment Operations

PowerShares 1-30 Laddered Treasury Portfolio

$826,019

$555,033

$397,618

$(831)

$(564)

$(75)

10/11/2007

PowerShares Build America Bond Portfolio

$2,027,421

$1,834,875

$2,740,491

$(19,779)

$(29,325)

$(3,039)

11/16/2009

PowerShares California AMT-Free Municipal Bond Portfolio

$260,334

$151,301

$199,408

N/A

N/A

$(185)

10/11/2007

PowerShares CEF Income Composite Portfolio

$3,260,841

$2,759,791

$2,221,063

$(1,351)

$(1,245)

$(172)

02/16/2010

PowerShares Chinese Yuan Dim Sum Bond Portfolio

$532,676

$784,700

$293,142

$(3,513)

$(4,772)

$(368)

09/22/2011

PowerShares Contrarian Opportunities Portfolio

$12,957

$14,650

N/A

$(2)

N/A

N/A

01/13/2014

PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio

$413

N/A

N/A

N/A

N/A

N/A

10/06/2015

PowerShares DWA Developed Markets Momentum Portfolio

$2,786,467

$5,011,486

$1,948,142

$(597)

$(1,289)

$(49)

12/27/2007

PowerShares DWA Emerging Markets Momentum Portfolio

$2,714,298

$2,965,642

$3,159,227

$(1,036)

$(1,106)

$(69)

12/27/2007

PowerShares DWA SmallCap Momentum Portfolio

$2,295,615

$3,059,131

$842,223

$(227)

$(222)

$(43)

07/16/2012

PowerShares DWA Tactical Sector Rotation Portfolio

$2,846

N/A

N/A

N/A

N/A

N/A

10/07/2015

Advisory Fees Paid for the Fiscal Year Ended

Advisory Fees Waived for the Fiscal Year Ended

Fund

October 31, 2015

October 31, 2014

October 31, 2013

October 31, 2015

October 31, 2014

October 31, 2013

Date of Commencement of Investment Operations

PowerShares Emerging Markets Infrastructure Portfolio

$244,521

$370,413

$703,285

$(76)

$(85)

$(35)

10/15/2008

PowerShares Emerging Markets Sovereign Debt Portfolio

$12,450,040

$10,178,236

$11,971,411

$(22,906)

$(17,428)

$(2,593)

10/11/2007

PowerShares Europe Currency Hedged Low Volatility Portfolio

$112,167

N/A

N/A

$(88)

N/A

N/A

05/04/2015

PowerShares FTSE RAFI Asia-Pacific ex-Japan Portfolio

$183,936

$228,716

$329,629

$(121)

$(29)

$(13,535)

06/25/2007

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio

$3,730,013

$3,479,438

$2,295,864

$(640)

$(616)

$(59,729)

06/25/2007

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio

$571,695

$533,986

$370,484

$(78)

$(92)

$(10,844)

09/27/2007

PowerShares FTSE RAFI Emerging Markets Portfolio

$1,856,371

$1,813,996

$1,946,747

$(16,195)

$(408)

$(88,131)

09/27/2007

PowerShares Fundamental Emerging Markets Local Debt Portfolio

$22,600

$23,306

$21,180

$(100)

$(50)

$(18)

05/06/2013

PowerShares Fundamental High Yield® Corporate Bond Portfolio

$3,169,756

$3,147,480

$3,751,970

$(8,075)

$(4,939)

$(292)

11/13/2007

PowerShares Fundamental Investment Grade Corporate Bond Portfolio

$72,921

$63,437

$71,374

$(310)

$(255)

$(34)

09/12/2011

PowerShares Global Agriculture Portfolio

$341,165

$573,695

$768,403

$(44)

$(27)

$(3)

09/16/2008

PowerShares Global Clean Energy Portfolio

$506,407

$696,520

$496,011

N/A

$(27)

$(5)

06/13/2007

PowerShares Global Gold and Precious Metals Portfolio

$185,874

$184,707

$206,382

$(12)

$(8)

$(21)

09/16/2008

PowerShares Global Short Term High Yield Bond Portfolio

$114,195

$108,925

$10,113

$(1,181)

$(659)

$(22)

06/17/2013

Advisory Fees Paid for the Fiscal Year Ended

Advisory Fees Waived for the Fiscal Year Ended

Fund

October 31, 2015

October 31, 2014

October 31, 2013

October 31, 2015

October 31, 2014

October 31, 2013

Date of Commencement of Investment Operations

PowerShares Global Water Portfolio

$2,013,387

$2,025,084

$1,549,814

$(202)

$(112)

$(15)

06/13/2007

PowerShares International BuyBack Achievers™ Portfolio

$186,865

$58,405

N/A

$(47)

$(15)

N/A

02/24/2014

PowerShares International Corporate Bond Portfolio

$1,107,037

$1,074,266

$707,186

$(933)

$(182)

$(2)

06/01/2010

PowerShares Japan Currency Hedged Low Volatility Portfolio

$413

N/A

N/A

N/A

N/A

N/A

10/06/2015

PowerShares KBW Bank Portfolio

$1,178,930

$697,747

$451,535

$(160)

$(75)

$(15)

11/01/2011

PowerShares KBW Capital Markets Portfolio

$22,830

$28,734

$26,112

$(5)

$(6)

N/A

11/01/2011

PowerShares KBW High Dividend Yield Financial Portfolio

$1,044,375

$860,954

$761,229

$(786)

$(646)

$(79)

11/29/2010

PowerShares KBW Insurance Portfolio

$32,160

$36,017

$16,173

$(4)

$(4)

N/A

11/01/2011

PowerShares KBW Premium Yield Equity REIT Portfolio

$412,729

$275,556

$237,823

$(266)

$(168)

$(27)

11/29/2010

PowerShares KBW Property & Casualty Insurance Portfolio

$64,838

$47,618

$67,910

$(42)

$(10)

N/A

11/29/2010

PowerShares KBW Regional Banking Portfolio

$135,730

$141,268

$79,447

$(25)

$(25)

$(3)

11/01/2011

PowerShares LadderRite 0-5 Year Composite Portfolio

$13,732

$1,691

N/A

$(142)

$(10)

N/A

09/08/2014

PowerShares National AMT-Free Municipal Bond Portfolio

$2,370,789

$1,728,595

$2,474,300

N/A

N/A

$(4,011)

10/11/2007

PowerShares New York AMT-Free Municipal Bond Portfolio

$136,542

$129,323

$180,004

N/A

N/A

$(233)

10/11/2007

PowerShares Preferred Portfolio

$13,519,520

$10,659,970

$11,601,498

$(18,568)

$(5,820)

$(3,776)

01/28/2008

PowerShares Russell 1000 Equal Weight Portfolio

$217,649

N/A

N/A

$(34)

N/A

N/A

12/22/2014

Advisory Fees Paid for the Fiscal Year Ended

Advisory Fees Waived for the Fiscal Year Ended

Fund

October 31, 2015

October 31, 2014

October 31, 2013

October 31, 2015

October 31, 2014

October 31, 2013

Date of Commencement of Investment Operations

PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio

$88,832

N/A

N/A

$(44)

N/A

N/A

04/06/2015

PowerShares S&P 500® High Beta Portfolio

$554,884

$884,048

$767,133

$(119)

$(176)

$(17)

05/02/2011

PowerShares S&P 500® High Dividend Low Volatility Portfolio

$1,393,359

$472,443

$289,559

$(373)

$(125)

$(20)

10/12/2012

PowerShares S&P 500® Low Volatility Portfolio

$12,537,586

$10,141,195

$10,134,202

$(2,510)

$(2,208)

$(536)

05/02/2011

PowerShares S&P 500 Momentum Portfolio

$402

N/A

N/A

N/A

N/A

N/A

10/06/2015

PowerShares S&P 500 Value Portfolio

$402

N/A

N/A

N/A

N/A

N/A

10/06/2015

PowerShares S&P Emerging Markets High Beta Portfolio

$19,314

$24,825

$11,775

$(6,886)

$(8,766)

$(4,187)

02/22/2012

PowerShares S&P Emerging Markets Low Volatility Portfolio

$998,262

$1,010,809

$611,289

$(354,295)

$(359,839)

$(217,353)

01/11/2012

PowerShares S&P International Developed High Beta Portfolio

$26,499

$17,440

$15,546

$(7,582)

$(4,990)

$(4,452)

02/22/2012

PowerShares S&P International Developed High Quality Portfolio

$78,881

$91,781

$96,504

$(13)

$(19)

$(3,799)

06/13/2007

PowerShares S&P International Developed Low Volatility Portfolio

$1,095,582

$700,199

$250,615

$(313,291)

$(200,269)

$(71,607)

01/11/2012

PowerShares S&P MidCap Low Volatility Portfolio

$213,889

$71,798

$27,452

$(80)

$(17)

$(2)

02/12/2013

PowerShares S&P SmallCap Consumer Discretionary Portfolio

$328,029

$320,260

$218,736

$(83)

$(73)

$(7)

04/05/2010

PowerShares S&P SmallCap Consumer Staples Portfolio

$100,993

$106,032

$87,255

$(31)

$(20)

$ (3)

04/05/2010

Advisory Fees Paid for the Fiscal Year Ended

Advisory Fees Waived for the Fiscal Year Ended

Fund

October 31, 2015

October 31, 2014

October 31, 2013

October 31, 2015

October 31, 2014

October 31, 2013

Date of Commencement of Investment Operations

PowerShares S&P SmallCap Energy Portfolio

$115,517

$139,283

$88,285

$(16)

$(16)

$(2)

04/05/2010

PowerShares S&P SmallCap Financials Portfolio

$368,964

$310,806

$236,349

$(87)

$(56)

$(8)

04/05/2010

PowerShares S&P SmallCap Health Care Portfolio

$610,214

$511,370

$350,192

$(95)

$(116)

$(12)

04/05/2010

PowerShares S&P SmallCap Industrials Portfolio

$248,635

$309,418

$118,754

$42

$(366)

$(3)

04/05/2010

PowerShares S&P SmallCap Information Technology Portfolio

$831,644

$667,370

$374,103

$(192)

$(145)

$(92)

04/05/2010

PowerShares S&P SmallCap Low Volatility Portfolio

$209,717

$115,579

$30,373

$(61)

$(25)

$(1)

02/12/2013

PowerShares S&P SmallCap Materials Portfolio

$58,199

$132,587

$23,859

$(11)

$(11)

N/A

04/05/2010

PowerShares S&P SmallCap Utilities Portfolio

$101,874

$102,336

$89,389

$(21)

$(61)

$(5)

04/05/2010

PowerShares Senior Loan Portfolio

$35,925,929

$44,660,010

$23,127,798

$(188,377)

$(416,223)

$(55,785)

03/01/2011

PowerShares Variable Rate Preferred Portfolio

$1,060,980

$109,682

N/A

$(1,475)

$ (178)

N/A

04/28/2014

PowerShares VRDO Tax-Free Weekly Portfolio

$237,010

$391,924

$605,933

N/A

N/A

$(3,655)

11/14/2007

The Funds may invest in money market funds that are managed by affiliates of the Adviser. The indirect portion of the management fee that a Fund incurs through such investments is in addition to the Adviser’s unitary management fee. Therefore, the Adviser has agreed to waive the management fees that it receives in an amount equal to the indirect management fees that a Fund incurs through its investments in affiliated money market funds through August 31, 2017. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. For each Fund, the Investment Advisory Agreement continues in effect only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund’s outstanding voting securities on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Fund.

Sub-Advisory Agreement. The Adviser has entered into a sub-advisory agreement with certain affiliates to serve as sub-advisers to PowerShares Senior Loan Portfolio (the “Sub-Advisory Agreement”) pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice and/or order execution services to the Fund. These affiliated sub-advisers, each of which is a registered investment adviser under the Advisers Act, are:

•

Invesco Senior Secured;

•

Invesco Advisers, Inc. (“Invesco Advisers”);

•

Invesco Asset Management Deutschland GmbH (“Invesco Deutschland”);

•

Invesco Asset Management Limited (“Invesco Asset Management”);

•

Invesco Asset Management (Japan) Limited (“Invesco Japan”);

•

Invesco Hong Kong Limited (“Invesco Hong Kong”); and

•

Invesco Canada Ltd. (“Invesco Canada”).

Invesco Senior Secured currently serves as
PowerShares Senior Loan Portfolio’s Sub-Adviser. Under the Sub-Advisory Agreement, the Sub-Adviser and sub-advisers will not be liable for any error of judgment or mistake of law or for any loss suffered by PowerShares Senior Loan Portfolio in connection with the performance of the Sub-Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of a sub-adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Sub-Advisory Agreement will continue in effect (following the initial term of the Agreement) only if approved annually by the Board, including a majority of the Independent Trustees.

The Sub-Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to the sub-adviser(s), by the Adviser on 60 days’ written notice to the sub-adviser(s) or by a sub-adviser on 60 days’ written notice to the Adviser and the Trust.

For the services rendered by the
Sub-Adviser under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee which will be computed daily and paid as of the last day of each month equal to 40% of the Adviser’s monthly compensation with respect to the assets of
PowerShares Senior Loan Portfolio for which the Sub-Adviser provides sub-advisory services. On an annual basis, the Sub-Advisory fee is equal to 40% of the compensation received by the Adviser with respect to the sub-advised assets per year.

Administrator. BNYM serves as administrator for the Funds. Its principal address is 101 Barclay Street, New York, New York 10286.

BNYM serves as administrator for the Funds pursuant to a fund administration and account services agreement (the “Administrative
Services Agreement”). Under the Administrative Services Agreement, BNYM is obligated on a continuous basis to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Funds.
BNYM will generally assist in many aspects of the Trust’s and the Funds’ operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other service providers); assist in preparing reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; and supply supporting documentation for meetings of the Board .

Pursuant
to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

Payments to Financial Intermediaries. The Adviser may pay certain broker-dealers, banks and other financial intermediaries for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. As of the date of this SAI, the Adviser has arrangements to make payments, other than for the educational programs and marketing activities described above, only to Charles Schwab & Co., Inc. (“Schwab”). Pursuant to the arrangement with Schwab, Schwab has agreed to promote select exchange-traded funds advised by the Adviser to Schwab’s customers and not to charge certain of its customers any commissions when those customers purchase or sell shares of those funds. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts are paid by the Adviser from its own resources and not from the assets of the Funds.

Custodian, Transfer Agent and Fund Accounting Agent. BNYM (the “Custodian”
or “Transfer Agent”), located at 101 Barclay Street, New York, New York 10286, also serves as custodian for the Funds pursuant to a custodian agreement (the “Custodian Agreement”). As custodian, BNYM holds the Funds’ assets, calculates the NAV of the Shares and calculates net income and realized capital gains or losses. BNYM also serves as transfer agent for the Funds pursuant to a transfer agency agreement (the “Transfer Agency Agreement”). Further, BNYM serves as Fund accounting agent pursuant to a fund accounting agreement (the “Fund Accounting Agreement”). As compensation for the foregoing services, BNYM may be reimbursed for its out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Distributor. Invesco Distributors, Inc.
(previously defined as the “Distributor”) is the distributor of the Funds’ Shares. The Distributor’s principal address is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The Distributor has entered into a distribution agreement (the “Distribution Agreement”) with the Trust pursuant to which it distributes the Funds’ Shares. Each Fund continuously offers Shares for sale through the Distributor only in Creation Unit Aggregations, as described in the
Prospectuses and below under the heading “Creation and Redemption of Creation Unit Aggregations.”

The Distribution
Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent
Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Securities Lending Agents. Brown Brothers Harriman & Co. (“BBH”) acts as the securities lending agent for
PowerShares DWA SmallCap Momentum Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares S&P International Developed Low Volatility Portfolio, PowerShares S&P
SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Low Volatility Portfolio and PowerShares S&P SmallCap Materials
Portfolio. Citibank N.A. (“Citi”) acts as the securities lending agent for PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares Global Agriculture
Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Water Portfolio, PowerShares Preferred Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P
SmallCap Health Care Portfolio, PowerShares S&P SmallCap Information Technology Portfolio and PowerShares S&P SmallCap Utilities Portfolio. In its capacity as securities lending agent, each of BBH and Citi, among other things, enters into and maintains securities loan agreements with borrowers, negotiates fees with borrowers, delivers securities to borrowers, receives collateral from borrowers in connection with each loan, holds and safekeeps the collateral on behalf of each Fund engaged in securities lending and invests the cash collateral in accordance with the Adviser’s instructions. The securities lending agents will receive fees from each of the respective Funds they serve, and such fees will be calculated on, and deducted from, that Fund’s securities lending revenues.

Aggregations. The Distributor does not distribute Shares in
less than Creation Unit Aggregations. The Distributor will deliver a Prospectus (or a Summary Prospectus) and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation
Unit Aggregations of the Shares. Such Soliciting Dealers also may be Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations—All Funds” below) and DTC Participants (as defined in “DTC Acts as
Securities Depository for Shares” below).

Index Providers. No entity that creates, compiles, sponsors or maintains the
Underlying Indexes is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Funds.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Indexes.

Set forth below is a list of each Fund and the Underlying Index upon which it is based.

Fund

Underlying Index

PowerShares 1-30 Laddered Treasury Portfolio

Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index

PowerShares Build America Bond Portfolio

The BofA Merrill Lynch Build America Bond Index

PowerShares California AMT-Free Municipal Bond Portfolio

The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index

PowerShares CEF Income Composite Portfolio

S-Network Composite Closed-End Fund IndexSM

PowerShares Chinese Yuan Dim Sum Bond Portfolio

Citi Custom Dim Sum (Offshore CNY) Bond Index

PowerShares Contrarian Opportunities Portfolio

Dow Jones U.S. Contrarian Opportunities Index

PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio

S&P EPAC Ex. Korea Low Volatility USD Hedged Index

PowerShares DWA Developed Markets Momentum Portfolio

Dorsey Wright® Developed Markets Technical Leaders™ Index

PowerShares DWA Emerging Markets Momentum Portfolio

Dorsey Wright® Emerging Markets Technical Leaders™ Index

PowerShares DWA SmallCap Momentum Portfolio

Dorsey Wright® SmallCap Technical LeadersTM Index

PowerShares DWA Tactical Sector Rotation Portfolio

Dorsey Wright® Sector 4 Index

PowerShares Emerging Markets Infrastructure Portfolio

S-Network Emerging Infrastructure Builders IndexSM

PowerShares Emerging Markets Sovereign Debt Portfolio

DBIQ Emerging Market USD Liquid Balanced Index

PowerShares Europe Currency Hedged Low Volatility Portfolio

S&P Eurozone Low Volatility USD Hedged Index

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio

FTSE RAFI Developed Asia Pacific ex Japan Index

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio

FTSE RAFI Developed ex US Index

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio

FTSE RAFI Developed ex US Mid Small 1500 Index

PowerShares FTSE RAFI Emerging Markets Portfolio

FTSE RAFI Emerging Markets Index

PowerShares Fundamental Emerging Markets Local Debt Portfolio

Citi RAFI Bonds Sovereign Emerging Markets Extended Local Currency Index

PowerShares Fundamental High Yield® Corporate Bond Portfolio

RAFI™ Bonds US High Yield 1-10 Index

PowerShares Fundamental Investment Grade Corporate Bond Portfolio

RAFI™ Bonds US Investment Grade 1-10 Index

PowerShares Global Agriculture Portfolio

NASDAQ OMX Global Agriculture IndexSM

PowerShares Global Clean Energy Portfolio

WilderHill New Energy Global Innovation Index

PowerShares Global Gold and Precious Metals Portfolio

NASDAQ OMX Global Gold and Precious Metals IndexSM

PowerShares Global Short Term High Yield Bond Portfolio

DB Global Short Maturity High Yield Bond Index

PowerShares Global Water Portfolio

NASDAQ OMX Global Water IndexSM

PowerShares International BuyBack Achievers™ Portfolio

NASDAQ International BuyBack Achievers™ Index

PowerShares International Corporate Bond Portfolio

The S&P International Corporate Bond Index®

PowerShares Japan Currency Hedged Low Volatility Portfolio

S&P Japan 500 Low Volatility USD Hedged Index

PowerShares KBW Bank Portfolio

KBW Nasdaq Bank Index*

PowerShares KBW Capital Markets Portfolio

KBW Nasdaq Capital Markets Index*

PowerShares KBW High Dividend Yield Financial Portfolio

KBW Nasdaq Financial Sector Dividend Yield Index*

PowerShares KBW Insurance Portfolio

KBW Nasdaq Insurance Index*

PowerShares KBW Premium Yield Equity REIT Portfolio

KBW Nasdaq Premium Yield Equity REIT Index*

PowerShares KBW Property & Casualty Insurance Portfolio

KBW Nasdaq Property & Casualty Index*

PowerShares KBW Regional Banking Portfolio

KBW Nasdaq Regional Banking Index*

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio

NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index

PowerShares National AMT-Free Municipal Bond Portfolio

The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index

PowerShares New York AMT-Free Municipal Bond Portfolio

The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index

PowerShares Preferred Portfolio

The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index

PowerShares Russell 1000 Equal Weight Portfolio

Russell 1000® Equal Weight Index

PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio

S&P 500 Low Volatility Rate Response Index

PowerShares S&P 500® High Beta Portfolio

S&P 500® High Beta Index**

PowerShares S&P 500® High Dividend Low Volatility Portfolio

S&P 500® Low Volatility High Dividend Index **

PowerShares S&P 500® Low Volatility Portfolio

S&P 500® Low Volatility Index**

PowerShares S&P 500 Momentum Portfolio

S&P 500 Momentum Index

PowerShares S&P 500 Value Portfolio

S&P 500 Enhanced Value Index

PowerShares S&P Emerging Markets High Beta Portfolio

S&P BMI Emerging Markets High Beta Index**

PowerShares S&P Emerging Markets Low Volatility Portfolio

S&P BMI Emerging Markets Low Volatility Index**

PowerShares S&P International Developed High Beta Portfolio

S&P BMI International Developed High Beta Index™**

PowerShares S&P International Developed High Quality Portfolio

S&P International Developed High Quality Rankings Index**

PowerShares S&P International Developed Low Volatility Portfolio

S&P BMI International Developed Low Volatility Index**

PowerShares S&P MidCap Low Volatility Portfolio

S&P MidCap 400 Low Volatility Index

PowerShares S&P SmallCap Consumer Discretionary Portfolio

S&P SmallCap 600® Capped Consumer Discretionary Index**

PowerShares S&P SmallCap Consumer Staples Portfolio

S&P SmallCap 600® Capped Consumer Staples Index**

PowerShares S&P SmallCap Energy Portfolio

S&P SmallCap 600® Capped Energy Index**

PowerShares S&P SmallCap Financials Portfolio

S&P SmallCap 600® Capped Financials Index**

PowerShares S&P SmallCap Health Care Portfolio

S&P SmallCap 600® Capped Health Care Index**

PowerShares S&P SmallCap Industrials Portfolio

S&P SmallCap 600® Capped Industrials Index**

PowerShares S&P SmallCap Information Technology Portfolio

S&P SmallCap 600® Capped Information Technology Index**

PowerShares S&P SmallCap Low Volatility Portfolio

S&P SmallCap 600 Low Volatility Index

PowerShares S&P SmallCap Materials Portfolio

S&P SmallCap 600® Capped Materials Index**

PowerShares S&P SmallCap Utilities Portfolio

S&P SmallCap 600® Capped Utilities & Telecommunications Services Index**

PowerShares Senior Loan Portfolio

S&P/LSTA U.S. Leveraged Loan 100 Index**

PowerShares Variable Rate Preferred Portfolio

Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index

PowerShares VRDO Tax-Free Weekly Portfolio

Bloomberg US Municipal AMT-Free Weekly VRDO Index

*
Keefe, Bruyette & Woods (“KBW Nasdaq”) is the Index Provider for the Fund’s Underlying Index. “Keefe, Bruyette & Woods,” “Keefe, Bruyette & Woods, Inc.,”
“KBW Nasdaq Premium Yield Equity REIT Index,” “KBW Nasdaq Financial Sector Dividend Yield Index,” “KBW Nasdaq Property & Casualty Index,” “KBW Nasdaq Bank Index,” “KBW Regional Banking
Index,” “KBW Nasdaq Capital Markets Index,” “KBW Nasdaq Insurance Index” and “KBW Nasdaq” are trademarks of KBW and have been licensed for use by the Adviser.

**
S&P Dow Jones Indices LLC (“S&P DJI”) is the Index Provider for the Fund’s Underlying Index. Standard & Poor’s® and S&P® are registered trademarks of S&P DJI and have been licensed for use by the Adviser.

Effective as of the close of markets on March 18, 2016, the following Funds’ name and the Underlying Index will change.

Fund

Underlying Index

PowerShares S&P Emerging Markets Momentum Portfolio

S&P Emerging Plus LargeMidCap Index**

PowerShares S&P International Developed Momentum Portfolio

S&P Momentum Developed U.S. & South Korea LargeMidCap Index™**

PowerShares S&P International Developed Quality Portfolio

S&P Quality Developed ex-U.S. LargeMidCap Rankings Index**

BROKERAGE TRANSACTIONS

The policy of the Adviser regarding purchases and sales of securities is to give primary consideration to obtaining the most favorable prices and efficient executions of transactions under the circumstances. Consistent with this policy, when securities transactions are effected on a stock exchange, the Adviser’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser or Sub-Adviser, as applicable, relies upon its experience and knowledge regarding commissions various brokers generally charge. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement its policies, the Adviser or Sub-Adviser, as applicable, effects transactions with those brokers and dealers that the
Adviser or Sub-Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser or Sub-Adviser and their affiliates currently do not participate in soft dollar transactions.

The Adviser or Sub-Adviser assumes the general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Funds and one or more other investment companies or clients supervised by the Adviser or Sub-Adviser are considered at or about the same time, the Adviser allocates transactions in such securities among the Fund, the several investment companies and clients in a manner deemed equitable to all. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned.
However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price under the circumstances.

Purchases and sales of fixed-income securities for a Fund usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Fund does not usually pay brokerage commissions in connection with such purchases and sales, although purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and the ask prices).

When a Fund purchases a newly issued security at a fixed price, the Adviser or Sub-Adviser, as applicable, may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Fund to offset the Fund’s management expenses.

The aggregate brokerage commissions paid by each Fund during the fiscal years ended October 31, 2013, 2014 and 2015, as applicable, or, if the Fund had not been in existence for a full fiscal year, since the commencement of investment operations of that Fund, are set forth in the chart below.

Brokerage Commissions Paid for the Fiscal Year Ended

Fund

October 31, 2015

October 31, 2014

October 31, 2013

Date of Commencement of Investment Operations

PowerShares 1-30 Laddered Treasury Portfolio

None

None

None

10/11/2007

PowerShares Build America Bond Portfolio

None

None

None

11/16/2009

PowerShares California AMT-Free Municipal Bond Portfolio

None

None

None

10/11/2007

PowerShares CEF Income Composite Portfolio

$252,104

$174,109

$233,266

02/16/2010

PowerShares Chinese Yuan Dim Sum Bond Portfolio

None

None

None

09/22/2011

PowerShares Contrarian Opportunities Portfolio

$1,337

$25

N/A

01/13/2014

PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio

$4

N/A

N/A

10/06/2015

PowerShares DWA Developed Markets Momentum Portfolio

$275,277

$465,697

$188,691

12/27/2007

PowerShares DWA Emerging Markets Momentum Portfolio

$861,775

$918,907

$1,065,816

12/27/2007

PowerShares DWA SmallCap Momentum Portfolio

$458.893

$540,976

$223,357

07/16/2012

PowerShares DWA Tactical Sector Rotation Portfolio

$16

N/A

N/A

10/07/2015

PowerShares Emerging Markets Infrastructure Portfolio

$18,670

$25,966

$60,325

10/15/2008

PowerShares Emerging Markets Sovereign Debt Portfolio

None

None

None

10/11/2007

PowerShares Europe Currency Hedged Low Volatility Portfolio

$17,629

N/A

N/A

05/04/2015

PowerShares FTSE RAFI Asia-Pacific ex-Japan Portfolio

$11,036

$9,441

$33,093

06/25/2007

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio

$93,406

$105,956

$87,119

06/25/2007

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio

$33,720

$27,838

$26,680

09/27/2007

PowerShares FTSE RAFI Emerging Markets Portfolio

$185,984

$130,428

$213,013

09/27/2007

PowerShares Fundamental Emerging Markets Local Debt Portfolio

None

None

None

05/06/2013

PowerShares Fundamental High Yield® Corporate Bond Portfolio

None

None

None

11/13/2007

PowerShares Fundamental Investment Grade Corporate Bond Portfolio

None

None

None

09/12/2011

PowerShares Global Agriculture Portfolio

$11,490

$19,264

$16,858

09/16/2008

PowerShares Global Clean Energy Portfolio

$43,106

$69,085

$50,510

06/13/2007

PowerShares Global Gold and Precious Metals Portfolio

$12,153

$10,857

$8,497

09/16/2008

PowerShares Global Short Term High Yield Bond Portfolio

None

None

None

06/17/2013

PowerShares Global Water Portfolio

$108,581

$59,145

$95,624

06/13/2007

PowerShares International BuyBack Achievers™ Portfolio

$51,676

$18,782

N/A

02/24/2014

PowerShares International Corporate Bond Portfolio

None

None

None

06/01/2010

PowerShares Japan Currency Hedged Low Volatility Portfolio

None

N/A

N/A

10/06/2015

	Brokerage Commissions Paid for the Fiscal Year Ended
Fund	October 31, 2015__	October 31, 2014	October 31, 2013	Date of Commencement of Investment Operations
PowerShares KBW Bank Portfolio	$33,662	$6,008	$8,212	11/01/2011
PowerShares KBW Capital Markets Portfolio	$652	$478	$2,516	11/01/2011
PowerShares KBW High Dividend Yield Financial Portfolio	$201,212	$103,101	$127,800	11/29/2010
PowerShares KBW Insurance Portfolio	$1,418	$603	$163	11/01/2011
PowerShares KBW Premium Yield Equity REIT Portfolio	$28,813	$22,324	$17,446	11/29/2010
PowerShares KBW Property & Casualty Insurance Portfolio	$3,411	$239	$876	11/29/2010
PowerShares KBW Regional Banking Portfolio	$8,645	$4,571	$2,167	11/01/2011
PowerShares LadderRite 0-5 Year Corporate Bond Portfolio	None	None	N/A	09/08/2014
PowerShares National AMT-Free Municipal Bond Portfolio	None	None	None	10/11/2007
PowerShares New York AMT-Free Municipal Bond Portfolio	None	None	None	10/11/2007
PowerShares Preferred Portfolio	None	None	$84	01/28/2008
PowerShares Russell 1000 Equal Weight Portfolio	$23,081	N/A	N/A	12/22/2014
PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio	$2,023	N/A	N/A	04/06/2015
PowerShares S&P 500® High Beta Portfolio	$84,223	$131,308	$134,633	05/02/2011
PowerShares S&P 500® High Dividend Low Volatility Portfolio	$105,618	$38,413	$21,876	10/12/2012
PowerShares S&P 500® Low Volatility Portfolio	$678,450	$462,022	$457,193	05/02/2011
PowerShares S&P 500 Momentum Portfolio	$3	N/A	N/A	10/06/2015
PowerShares S&P 500 Value Portfolio	$8	N/A	N/A	10/06/2015
PowerShares S&P Emerging Markets High Beta Portfolio	$10,744	$12,519	$6,718	02/22/2012
PowerShares S&P Emerging Markets Low Volatility Portfolio	$391,338	$408,430	$423,562	01/11/2012
PowerShares S&P International Developed High Beta Portfolio	$7,468	$5,219	$3,129	02/22/2012
PowerShares S&P International Developed High Quality Portfolio	$10,709	$10,872	$5,589	06/13/2007
PowerShares S&P International Developed Low Volatility Portfolio	$145,565	$95,906	$49,252	01/11/2012
PowerShares S&P MidCap Low Volatility Portfolio	$16,991	$6,890	$2,240	02/12/2013
PowerShares S&P SmallCap Consumer Discretionary Portfolio	$8,194	$6,290	$5,894	04/05/2010
PowerShares S&P SmallCap Consumer Staples Portfolio	$4,321	$4,570	$4,002	04/05/2010
PowerShares S&P SmallCap Energy Portfolio	$19,134	$5,933	$6,038	04/05/2010
PowerShares S&P SmallCap Financials Portfolio	$9,745	$6,521	$11,528	04/05/2010
PowerShares S&P SmallCap Health Care Portfolio	$20,115	$13,264	$10,736	04/05/2010
PowerShares S&P SmallCap Industrials Portfolio	$3,676	$5,278	$6,655	04/05/2010
PowerShares S&P SmallCap Information Technology Portfolio	$16,369	$11,546	$12,171	04/05/2010
PowerShares S&P SmallCap Low Volatility Portfolio	$20,687	$19,628	$4,704	02/12/2013
PowerShares S&P SmallCap Materials Portfolio	$1,866	$2,021	$975	04/05/2010
PowerShares S&P SmallCap Utilities Portfolio	$2,267	$3,803	$4,897	04/05/2010
PowerShares Senior Loan Portfolio	None	None	None	03/01/2011
PowerShares Variable Rate Preferred Portfolio	None	None	N/A	04/28/2014
PowerShares VRDO Tax-Free Weekly Portfolio	None	None	None	11/14/2007

Affiliated Transactions. The Adviser or Sub-Adviser may place trades with Invesco Capital Markets, Inc. (“ICMI”) a broker-dealer with whom it is affiliated, provided the Adviser or Sub-Adviser determines that ICMI’s trade execution abilities and costs are at least comparable to those of non-affiliated brokerage firms with which the Adviser or Sub-Adviser could otherwise place similar trades. ICMI receives brokerage commissions in connection with effecting trades for the Funds and, therefore, use of ICMI presents a conflict of interest for the Adviser and Sub-Adviser. Trades placed through ICMI, including the brokerage commissions paid to ICMI, are subject to procedures adopted by the Board.

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Massachusetts business trust on October 10, 2006, pursuant to a Declaration of Trust (the “Declaration”).

The Trust is authorized to issue an unlimited number of shares in one or more series or “funds.” The Trust currently offers shares of 68 funds. The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges, without shareholder approval.

Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund and in the net distributable assets of the Fund on liquidation.

Shareholders are entitled to vote on any matter as required by the 1940 Act or other applicable laws, but otherwise the Trustees are permitted to take any action without seeking the consent of shareholders. The Trustees, without shareholder approval, may amend the Declaration in any respect or authorize the merger or consolidation of the Trust or any Fund into another trust or entity, reorganize the Trust or the Fund into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or the Fund to another entity, or a series or class of another entity, or terminate the Trust or any Fund.

The Trust is not required, and does not intend to hold an annual meeting of shareholders, but will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular Fund, and, if a matter affects a particular Fund differently from other Funds, the shares of that Fund will vote separately on such matter.

The Declaration provides that by becoming a shareholder of a Fund, each shareholder shall be held expressly to have agreed to be bound by the provisions of the Declaration. The holders of Shares are required to disclose information on direct or indirect ownership of Shares as may be required to comply with various laws applicable to the Funds or as otherwise determined by the Trustees, and ownership of Shares may be disclosed by the Funds if so required by law or regulation or as the Trustees may otherwise determine.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The Trust’s Declaration also provides that a Trustee acting in his or her capacity of trustee is not liable personally to any person other than the Trust or its shareholders for any act, omission, or obligation of the Trust. The Declaration further provides that a Trustee or officer is liable to the Trust or its shareholders only for his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of that Fund. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.

If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by a Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Trust’s Declaration, the shareholders bringing the action may be responsible for a Fund’s costs, including attorneys’ fees.

The Declaration further provides that a Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that a fund is obligated to pay on the basis of hourly rates shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against a Fund be brought only in a certain federal court in Illinois, or if not permitted to be brought in federal court, then in an Illinois state court, and that the right to jury trial be waived to the full extent permitted by law.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Funds’ Prospectuses entitled “Book Entry.”

DTC Acts as Securities Depository for Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records DTC maintains (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such DTC Participant may transmit such notice, statement or communication, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting. The Board has delegated responsibility for decisions regarding proxy voting for securities each Fund holds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are summarized in Appendix A with respect to the Adviser, and included in Appendix B with respect to the Sub-Adviser, to this SAI. The Board will review periodically each Fund’s proxy voting record.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds also will be available at no charge upon request by calling 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust II at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. The Trust’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser, the Sub-Adviser and the Distributor (collectively the “Ethics Codes”). The Ethics Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Ethics Codes apply to the personal investing activities of Trustees and Officers of the Trust, the Adviser, Sub-Adviser and the Distributor (“Access Persons”). Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but must report their personal securities transactions for monitoring purposes. The Ethics Codes permit personnel subject to the Ethics Codes to invest in securities subject to certain limitations, including securities that a Fund may purchase or sell. In addition, certain Access Persons must obtain approval before investing in initial public offerings or private placements. The Ethics Codes are on file with the SEC and are available to the public at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Ethics Codes are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Codes of Ethics may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of PowerShares 1-30 Laddered Treasury Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares Contrarian Opportunities Portfolio, PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio, PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio, PowerShares DWA SmallCap Momentum Portfolio, PowerShares DWA Tactical Sector Rotation Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Europe Currency Hedged Low Volatility Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares Global Water Portfolio, PowerShares International BuyBack Achievers™ Portfolio, PowerShares Japan Currency Hedged Low Volatility Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares LadderRite 0-5 Year Corporate Bond Portfolio, PowerShares Preferred Portfolio, PowerShares Russell 1000 Equal Weight Portfolio, PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® High Dividend Low Volatility Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P 500 Momentum Portfolio, PowerShares S&P 500 Value Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio, PowerShares S&P International Developed High Quality Portfolio, PowerShares S&P International Developed Low Volatility Portfolio, PowerShares S&P MidCap Low Volatility Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Low Volatility Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Materials Portfolio, PowerShares S&P SmallCap Utilities Portfolio and PowerShares Variable Rate Preferred Portfolio principally consists of the in-kind deposit of the Deposit Securities per each Creation Unit Aggregation constituting a substantial replication of the securities included in the relevant Underlying Index (“Fund Securities”) and the Cash Component computed as described below, plus any applicable administrative or other transaction fees, as discussed below; however, such Funds also reserve the right to permit or require Creation Units to be issued in exchange for cash. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

Creation Unit Aggregations of PowerShares Build America Bond Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio generally are issued principally for cash, calculated based on the NAV per Share multiplied by the number of Shares representing a Creation Unit (previously defined as “Deposit Cash”), plus any applicable administrative or other transaction fees as discussed below. If in-kind Creations are permitted or required, the Adviser expects that the Deposit Securities should correspond pro rata, to the extent practicable, to the securities held by the Fund. In such event, the Cash Component will represent the difference between the NAV of a Creation Unit as the market value of the Deposit Securities. Such Funds reserve the right to permit or require Creation Units to be issued in exchange for Deposit securities together with the deposit of a Cash Component.

The Cash Component also is sometimes called the “Balancing Amount.” The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit Aggregation) and the “Deposit Amount”—an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

If Creation Units are issued in-kind, the Custodian, through the NSCC, makes available on each Business Day, prior to the opening of business on the Exchange on which such Fund is listed (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

Such Fund Deposit is applicable, subject to any adjustments as described below, to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

If applicable, the identity and number of shares of the Deposit Securities required for a Fund Deposit changes as rebalancing adjustments and corporate action events are reflected within the effected Fund from time to time by the Adviser or Sub-Adviser, as applicable, with a view to the investment objective of the Fund. The composition of the Deposit Securities also may change in response to adjustments to the weighting or composition of the securities of an Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added to the Cash Component to replace any Deposit Security that: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), (iii) might not be eligible for trading by an AP (as defined below) or the investor for which it is acting, or (iv) another relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC, and hence not eligible for transfer through the Clearing Process (discussed below), will be at the expense of the Fund and will affect the value of all Shares, but the Adviser may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Adviser or Sub-Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Funds.

For domestic securities, orders to create Creation Units of the Funds may be placed through the Clearing Process utilizing procedures applicable to domestic funds (“Domestic Funds”) (see “—Placement of Creation Orders Using Clearing Process—All Funds” ) or outside the Clearing Process utilizing the procedures applicable to domestic funds (see “—Placement of Creation Orders Outside Clearing Process—Domestic Equity Funds). For foreign securities orders, most will be placed outside of the clearing process utilizing the procedures applicable for foreign funds (see “—Placement of Creation Orders Outside Clearing Process—Foreign Equity Funds”).

Procedures for Creation of Creation Unit Aggregations—All Funds. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the “Book Entry Only System” section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “AP.” Investors should contact the Distributor for the names of APs that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Procedures for Creation of Creation Unit Aggregations—Equity Funds. The Distributor must receive all orders to create Creation Unit Aggregations no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the Distributor must receive the order no later than 3:00 p.m., Eastern time on the trade date. With respect to in-kind creations, an AP may place a custom order where cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the “Placement of Creation Orders Using Clearing Process—All Funds” and the “Placement of Creation Orders Outside Clearing Process—Domestic Equity Funds and—Foreign Equity Funds” sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

All orders from investors who are not APs to create Creation Unit Aggregations shall be placed with an AP in the form required by such AP. In addition, the AP may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

For domestic securities, orders to create Creation Units of the Funds may be placed through the Clearing Process utilizing procedures applicable to domestic funds (“Domestic Funds”) (see “Placement of Creation Orders Using Clearing Process—Domestic Equity Funds”) or outside the Clearing Process. For foreign securities orders, most will be placed outside of the clearing process utilizing the procedures applicable for foreign funds (see “Placement of Creation Orders Outside Clearing Process—Domestic Equity Funds” and “Placement of Creation Orders Outside Clearing Process—Foreign Equity Funds”).

Procedures for Creation of Creation Unit Aggregations—Fixed Income Funds. Except as described below, the Distributor must receive all orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), no later than the Closing Time in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, including orders requesting substitution of a “cash-in-lieu” amount, generally must be received by the Transfer Agent no later than 3:00 p.m., Eastern time, on the trade date. With respect to in-kind creations, a custom order may be placed by an AP when cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. On days when a listing exchange or the bond markets close earlier than normal, the Funds may require orders to create Creation Unit Aggregations to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier than normal (such as the day before a holiday), orders requesting substitution of a “cash-in-lieu” amount must be received by the Transfer Agent no later than 11:00 a.m., Eastern time. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement, as described below (see “Placement of Creation Orders Using Clearing Process—All Funds” and the “Placement of Creation Orders Outside Clearing Process—Fixed Income Funds” sections). Creation and redemption orders submitted after 4:00 p.m., New York time are subject to special procedures set forth in a supplement to the Participant Agreement. Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an AP.

With respect to creation orders for Funds that invest in foreign securities, the Custodian shall cause the subcustodian for each Fund to maintain an account into which the AP shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the Fund Deposit (or the cash value of all or part of such of such securities, in the case of a permitted or required cash purchase or “cash-in-lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Transfer Agent from an AP on its behalf or another investor’s behalf by the closing time of the regular trading session on the Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

All orders to create Creation Unit Aggregations from investors who are not APs must be placed with an AP in the form required by such AP. In addition, the AP may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Transfer Agent prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using Clearing Process—All Funds. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on the Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process—Domestic Equity Funds. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of a Fund by 11:00 a.m., Eastern time, by the “regular way” settlement date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, by the “regular way” settlement date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor no later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., Eastern time, respectively, by the “regular way” settlement date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions made in connection with the creation or redemption of Creation Units. (See “Creation and Redemption Transaction Fees” below.)

Placement of Creation Orders Outside Clearing Process—Foreign Equity Funds. A standard creation order must be placed by 4:00 p.m., Eastern time, for purchases of Shares. In the case of custom orders, the order must be received by the Transfer Agent no later than 3:00 p.m., Eastern time. The Transfer Agent will inform the Distributor, the Adviser and the Custodian upon receipt of a creation order. The Custodian will then provide such information to the appropriate sub-custodian.

The Custodian shall cause the sub-custodian for each Fund to maintain an account into which the AP shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the Fund Deposit (or the cash value of all or part of such of such securities, in the case of a permitted cash purchase), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an AP on its behalf or another investor’s behalf by the closing time of the regular trading session on the applicable Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 11:00 a.m., Eastern time, on the contractual settlement date.

The AP must also make available no later than 11:00 a.m., Eastern time, on the contractual settlement date, by means approved by the Trust, immediately available or same day funds sufficient for the Trust to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

In accordance with each Fund’s Participant Agreement, Creation Unit Aggregations will be issued to an AP, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 11:00 a.m., Eastern time, on the contractual settlement date.

Placement of Creation Orders Outside Clearing Process—Fixed Income Funds. Fund Deposits made outside the Clearing Process must be delivered through the Federal Reserve System (for cash and government securities) and through a DTC Participant (for corporate and municipal securities) that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Units of the Fund does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of cash and/or securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 4:00 p.m., Eastern time, on the Settlement Date, which is generally the third Business Day following the Transmittal Date, for PowerShares Build America Bond Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio and by no later than 11:00 a.m., Eastern time, on the next Business Day immediately following the Transmittal Date for PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Global Short Term High Yield Bond Portfolio and PowerShares Preferred Portfolio.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Transfer Agent no later than 11:00 a.m., Eastern time, on the contractual settlement date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Transfer Agent does not receive both the required Deposit Securities and the Cash Component by the deadlines described above, such order will be canceled. Upon written notice to the Transfer Agent, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the current NAV of the Funds. The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the creation order is deemed received by the Transfer Agent.

With respect to Funds that issue and redeem Creation Units in-kind, Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 105% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Transfer Agent by 2:00 p.m., Eastern time, on the contractual settlement date. If the order is not placed in proper form by 4:00 p.m., Eastern time, or federal funds in the appropriate amount are not received by 2:00 p.m., Eastern time, on the contractual settlement date, then the order may be deemed to be canceled, and the AP shall be liable to the Funds for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 105% of the daily marked-to-market value of the missing Deposit Securities.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC Participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. See “Creation and Redemption Transaction Fees” below.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding Shares of that Fund; (iii) the Deposit Securities delivered are not as designated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust, the Adviser or Sub-Adviser, as applicable, or the rights of Beneficial Owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor or the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Federal Reserve, the transfer agent, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit Aggregation and/or the AP acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

A confirmation of acceptance of an order to create Creation Unit Aggregations will be delivered to the AP within 15 minutes of the receipt of a submission received in good form. A creation order is deemed to be irrevocable upon the delivery of the confirmation of acceptance.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation and Redemption Transaction Fees. APs may be required to pay an administrative fee and a variable transaction fee for purchasing or redeeming Creation Units. Creation and redemption transactions for each Fund are subject to administrative fee, payable to BNYM, in the amount listed in the table below, irrespective of the size of the order. The administrative fee has a fixed base amount for each Fund; however, BNYM may increase the administrative fee to up to four times the base amount, as presented in the table below, for administration and settlement of non-standard orders requiring additional administrative processing by BNYM. Additionally, for certain Funds that create and redeem securities principally in cash, the Adviser may charge additional variable fees up to the maximum set forth in the table below. To the extent a Fund permits or requires APs to substitute cash in lieu of Deposit Securities, the Adviser may also set additional “cash-in-lieu fees.” The variable fees and cash-in-lieu fees will be negotiated between the Adviser and the AP and are charged to offset the transaction cost to a Fund of buying (or selling) Deposit Securities, to cover spreads and slippage costs and to protect existing shareholders against sudden movements in the prices of the portfolio investments due to market events. The variable fees and cash-in-lieu fees variable fees are payable to the Fund and will not exceed 2% of the value of the Creation Unit. From time to time, the Adviser, in its sole discretion, may adjust a Fund’s variable transaction fees or reimburse APs for all or a portion of the creation or redemption transaction fees.

Fund	Base Administrative Fee (Payable to BNYM)	Maximum Administrative Fee (Payable To BNYM)	Variable Fee (Payable to the Fund)	Cash-in-Lieu Fee Applicable
PowerShares 1-30 Laddered Treasury Portfolio	$500	$2000
PowerShares Build America Bond Portfolio	$500	$2000	Up to 1.00%
PowerShares California AMT-Free Municipal Bond Portfolio	$500	$2000	Up to 0.50%
PowerShares CEF Income Composite Portfolio	$500	$2000		X
PowerShares Chinese Yuan Dim Sum Bond Portfolio	$500	$2000	Up to 2.00%
PowerShares Contrarian Opportunities Portfolio	$500	$2000
PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio	$2,100	$8,400
PowerShares DWA Developed Markets Momentum Portfolio	$1,500	$6,000		X
PowerShares DWA Emerging Markets Momentum Portfolio	$2,500	$10,000		X
PowerShares DWA SmallCap Momentum Portfolio	$500	$2,000
PowerShares DWA Tactical Sector Rotation Portfolio	$500	$500
PowerShares Emerging Markets Infrastructure Portfolio	$2,300	$9,200		X
PowerShares Emerging Markets Sovereign Debt Portfolio	$500	$2,000	Up to 0.25%	X
PowerShares Europe Currency Hedged Low Volatility Portfolio	$700	$700
PowerShares FTSE RAFI Asia-Pacific ex-Japan Portfolio	$3,100	$12,400		X
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	$10,000	$40,000		X
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	$10,000	$40,000		X
PowerShares FTSE RAFI Emerging Markets Portfolio	$4,000	$16,000		X
PowerShares Fundamental Emerging Markets Local Debt Portfolio	$500	$2,000	Up to 1.00%	X
PowerShares Fundamental High Yield® Corporate Bond Portfolio	$500	$2,000	Up to 0.25%
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	$500	$2,000	Up to 0.25%
PowerShares Global Agriculture Portfolio	$700	$2,800		X
PowerShares Global Clean Energy Portfolio	$1,500	$6,000		X
PowerShares Global Gold and Precious Metals Portfolio	$1,000	$4,000		X
PowerShares Global Short Term High Yield Bond Portfolio	$500	$2,000	Up to 0.25%	X
PowerShares Global Water Portfolio	$1,000	$4,000		X
PowerShares International BuyBack Achievers™ Portfolio	$500	$2,000		X
PowerShares International Corporate Bond Portfolio	$500	$2,000	Up to 0.25%	X
PowerShares Japan Currency Hedged Low Volatility Portfolio	$800	$800
PowerShares KBW Bank Portfolio	$500	$2,000
PowerShares KBW Capital Markets Portfolio	$500	$2,000
PowerShares KBW High Dividend Yield Financial Portfolio	$500	$2,000
PowerShares KBW Insurance Portfolio	$500	$2,000
PowerShares KBW Premium Yield Equity REIT Portfolio	$500	$2,000
PowerShares KBW Property & Casualty Insurance Portfolio	$500	$2,000

PowerShares KBW Regional Banking Portfolio	$500	$2,000
PowerShares LadderRite 0-5 Year Corporate Bond Portfolio	$500	$2,000
PowerShares National AMT-Free Municipal Bond Portfolio	$500	$2,000)	Up to 0.50%
PowerShares New York AMT-Free Municipal Bond Portfolio	$500	$2,000	Up to 0.50%
PowerShares Preferred Portfolio	$500	$2,000
PowerShares Russell 1000 Equal Weight Portfolio	$500	$500
PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio	$500	$500
PowerShares S&P 500® High Beta Portfolio	$500	$2,000
PowerShares S&P 500® High Dividend Low Volatility Portfolio	$500	$2,000
PowerShares S&P 500® Low Volatility Portfolio	$500	$2,000
PowerShares S&P 500 Momentum Portfolio	$500	$500
PowerShares S&P 500 Value Portfolio	$500	$500
PowerShares S&P Emerging Markets High Beta Portfolio	$2,000	$8,000		X
PowerShares S&P Emerging Markets Low Volatility Portfolio	$2,000	$8,000		X
PowerShares S&P International Developed High Beta Portfolio	$1,800	$7,200		X
PowerShares S&P International Developed High Quality Portfolio	$2,300	$9,200		X
PowerShares S&P International Developed Low Volatility Portfolio	$2,100	$8,400		X
PowerShares S&P MidCap Low Volatility Portfolio	$500	$2,000
PowerShares S&P SmallCap Consumer Discretionary Portfolio	$500	$2,000
PowerShares S&P SmallCap Consumer Staples Portfolio	$500	$2,000
PowerShares S&P SmallCap Energy Portfolio	$500	$2,000
PowerShares S&P SmallCap Financials Portfolio	$500	$2,000
PowerShares S&P SmallCap Health Care Portfolio	$500	$2,000
PowerShares S&P SmallCap Industrials Portfolio	$500	$2,000
PowerShares S&P SmallCap Information Technology Portfolio	$500	$2,000
PowerShares S&P SmallCap Low Volatility Portfolio	$500	$2,000
PowerShares S&P SmallCap Materials Portfolio	$500	$2,000
PowerShares S&P SmallCap Utilities Portfolio	$500	$2,000
PowerShares Senior Loan Portfolio	$500	$2,000	Up to 2.00%	X
PowerShares Variable Rate Preferred Portfolio	$500	$2,000
PowerShares VRDO Tax-Free Weekly Portfolio	$500	$2,000

Redemption of Shares in Creation Unit Aggregations—All Funds. Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Custodian and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

If a Fund permits Creation Units to be redeemed in-kind, the Custodian, through the NSCC, makes available prior to the opening of business on the relevant Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations, and may be comprised of a non-typical basket of Fund Securities, including in certain circumstances, a basket comprised of one or more Fund Securities.

Unless cash redemptions are permitted or required for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Redemption Cash Component”), less a redemption transaction fee as noted above (see “Creation and Redemption Transaction Fees”). In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensation payment equal to the difference is required to be made by or through an AP by the redeeming shareholder.

When cash redemptions are permitted or required, Creation Units of a Fund will be redeemed for cash in an amount equal to the NAV of its Shares next determined after a redemption request is received (minus any redemption transaction fees imposed, as specified above) (the “Cash Redemption Amount”).

Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws, and the Funds reserve the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming investor that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act. The AP may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of a Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming investor that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act. The AP may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Placement of Redemption Orders Using Clearing Process—All Funds. Orders to redeem Creation Unit Aggregations must be delivered through an AP that has executed a Participant Agreement. Investors other than APs are responsible for making arrangements for an order to redeem to be made through an AP. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Custodian not later than the Closing Time on the Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount (or, if cash redemptions are permitted, the Cash Redemption Amount) will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process—Domestic Equity Funds. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of a Fund, which delivery must be made through DTC, to the Custodian no later than 11:00 a.m., Eastern time, on the next Business Day immediately following such Transmittal Date (the “DTC Cut-Off Time”); and 2:00 p.m., Eastern time, for a Cash Component, if any owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, it will send an acceptance of the redemption order to the AP within 15 minutes of the receipt of the submission received in good form. A redemption order is deemed to be irrevocable upon the delivery of the confirmation of acceptance. The Transfer Agent will then initiate procedures to transfer the requisite Fund Securities (and the Redemption Cash Component, if any, or the Cash Redemption Amount, for cash redemptions, owed to the redeeming Beneficial Owner) to the AP on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received (“T+3”).

In the case of custom redemptions, the order must be received by the Distributor no later than 3:00 p.m., Eastern Time on the Transmittal Date. Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date.

In the event that the number of Shares is insufficient on the contractual settlement date, the Trust may deliver the Deposit Securities notwithstanding such deficiency in reliance on the undertaking of the AP to deliver the missing Shares as soon as possible. This undertaking shall be secured by such the AP’s delivery on the contractual settlement date and subsequent maintenance of collateral consisting of cash having a value at least equal to 105% of the value of the missing Shares. The AP’s agreement permits the Trust, acting in good faith, to purchase the missing Shares at any time and the AP will be subject to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

Placement of Redemption Orders Outside Clearing Process—Foreign Equity Funds. A standard order for redemption must be received by 4:00 p.m., Eastern time, for redemptions of Shares. In the case of custom redemptions, the order must be received by the Distributor no later than 3:00 p.m., Eastern time. Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Funds (whether or not they otherwise permit cash redemptions) reserve the right to redeem Creation Units for cash to the extent that a Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

The delivery of Fund Securities to redeeming investors generally will be made within three Business Days. However, due to the schedule of holidays in certain countries, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See “Regular Holidays” for a list of the local holidays in the foreign countries relevant to the Funds.

A redeeming Beneficial Owner, or AP acting on behalf of such Beneficial Owner, when taking delivery of shares of Fund Securities upon redemption of Shares of the Funds must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered.

In the event that the number of Shares is insufficient on trade date plus one, the Trust may deliver the Deposit Securities notwithstanding such deficiency in reliance on the undertaking of the AP to deliver the missing Shares as soon as possible. This undertaking shall be secured by such the AP’s delivery on the contractual settlement date and subsequent maintenance of collateral consisting of cash having a value at least equal to 105% of the value of the missing Shares. The AP’s agreement permits the Trust, acting in good faith, to purchase the missing Shares at any time and the AP will be subject to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

The calculation of the value of the Fund Securities and the Redemption Cash Component to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under “Determination of NAV” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant no later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Redemption Cash Component to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Custodian by a DTC Participant no later than the Closing Time on the Transmittal Date, but either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on the Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Redemption Cash Component to be delivered/received will be computed on the Business Day that the order is deemed received by the Trust, i.e., the Business Day on which the Shares of the relevant Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time pursuant to a properly submitted redemption order.

Upon receipt of a redemption order in good form, the Transfer Agent delivers acknowledgement of receipt within 15 minutes. A redemption order is deemed to be irrevocable upon the delivery of the acknowledgement of receipt of an order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive the Cash Redemption Amount (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund also, in its sole discretion, upon request of a shareholder, may provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP, or an investor for which it is acting, subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation, may be paid an equivalent amount of cash. The AP may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

Placement of Redemption Orders Outside Clearing Process—Fixed Income Funds. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant (for PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Preferred Portfolio and PowerShares Senior Loan Portfolio, a DTC Participant with the ability to transact through the Federal Reserve System) that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC and the Redemption Cash Component, if any owed, to the Transfer Agent no later than 11:00 a.m., Eastern time on the contractual settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Redemption Cash Component, if any (or for cash redemptions, the Cash Redemption Amount) owed to the redeeming Beneficial Owner to the AP on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

The calculation of the value of the Fund Securities and the Redemption Cash Component to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under “Determination of NAV” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of a Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Redemption Cash Component to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Redemption Cash Component to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Shares of the relevant Fund are delivered through DTC to the Custodian by the DTC Cut-Off Time pursuant to a properly submitted redemption order.

Upon receipt of a redemption order in good form, the Transfer Agent delivers acknowledgement of receipt within 15 minutes. A redemption order is deemed to be irrevocable upon the delivery of the acknowledgement of receipt of an order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive the Cash Redemption Amount (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund also may, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash-in-lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The AP may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

On days when the relevant Exchange or the bond market closes earlier than normal, certain Funds may require orders to redeem Creation Unit Aggregations to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier than normal (such as the day before a holiday), orders requesting substitution of a “cash-in-lieu” amount must be received by the Distributor no later than 11:00 a.m., Eastern time. After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities and the Redemption Cash Component, if any owed to the redeeming Beneficial Owner to the AP on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

Regular Holidays. Each of PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Water Portfolio, PowerShares International BuyBack Achievers™ Portfolio and PowerShares S&P International Developed High Quality Portfolio, generally intend to effect deliveries of Creation Units and Portfolio Securities on a basis of “T” plus three Business Days (a Business Day is any day the NYSE is open). Each Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus three or T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies also may prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for some Funds in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future.

The dates in calendar year 2016 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:

Argentina

January 1

February 8

February 9

March 24

March 25

May 25

June 20

July 8

August 15

October 10

November 28

December 8

December 9

Australia

January 1	March 28	October 3	December 27
January 26	April 25	November 1	December 30
March 14	June 13	December 23
March 25	August 1	December 26

Austria

January 1	March 25	May 5	May 26
January 6	Marcj 28	May 16	August 15
October 26	December 8	December 30
November 1	December 26

Bahrain

January 3	July 7	September 14	October 11
May 1	September 12	October 2	December 11
July 6	September 13	October 10

Bangladesh

February 21	July 3	August 25
March 17	July 5	September 11	October 12
April 14	July 6	September 12	December 12
May 1	July 7	September 13	December 25
May 23	August 15	October 11

Belgium

January 1	May 5	July 21	November 11
March 25	May 6	August 15	December 26
March 28	May 16	November 1

Benin

January 1	May 5	August 15	December 26
March 28	May 16	November 1
May 2	August 8	November 15

Bermuda

January 1	June 20	September 5	December 27
March 25	August 4	November 11
May 24	August 5	December 26

Botswana

January 1	May 2	July 18	December 26
March 25	May 5	July 19	December 27
March 28	July 1	September 30

Brazil

January 1	April 3	July 9	November 20
February 16	April 21	September 7	December 24
February 17	May 1	October 12	December 25
February 18	June 4	November 2	December 31

Bulgaria

January 1
March 3
March 25
March 28
April 29
May 2
May 6
May 24
September 6
September 22
December 26

Burkina Faso

January 1	May 5	August 15	December 26
March 28	May 16	November 1
May 2	August 8	November 15

Canada

January 1	May 23	August 1	November 11
February 15	June 24	September 5	December 26
March 25	July 1	October 10

Cayman Islands

January 1	March 25	September 5	November 24
January 18	May 30	October 10	December 26
February 15	July 4	November 11

Channel Islands

January 1	May 2	October 10	December 27
January 18	May 30	November 11	December 30
February 15	July 4	November 24
March 25	August 29	December 23
March 28	September 5	December 26

Chile

January 1	August 15	October 31
March 25	September 19	November 1
June 27	October 10	December 8

China A Share

January 1	February 12	September 15	October 6
February 8	April 4	September 16	October 7
February 9	May 2	October 3
February 10	June 9	October 4
February 11	June 10	October 5

China B. Share

January 1	February 12	September 15	October 6
February 8	April 4	September 16	October 7
February 9	May 2	October 3
February 10	June 9	October 4
February 11	June 10	October 5

China B Share (Shanghai)

January 1	May 30	October 10	December 26
January 18	July 4	November 11
February 15	September 5	November 24

China B Share (Shenzhen)

January 1	March 25	June 9	December 26
February 8	March 28	July 1	December 27
February 9	April 4	September 16
February 10	May 2	October 10

Colombia

January 1
January 11
March 21
March 24
March 25
May 9
May 30
June 6
July 4
July 20
August 15
October 17
November7
November 14
December 8

Costa Rica

January 1	April 11	August 15
March 24	July 25	September 15
March 25	August 2	October 17

Croatia

January 1	March 28	August 5	December 26
January 6	May 26	August 15
March 25	June 22	November 1

Cyprus

January 1	March 28	May 2	October 28
January 6	April 1	May 3	December 26
March 14	April 29	June 20
March 25		August 15

Czech Republic

January 1
March 25
March 28
July 5
July 6
September 28
October 28
November 17
December 26

Denmark

January 1
March 24
March 25
March 28
April 22
May 5
May 6
May 16
December 26

Ecuador

January 1	February 9	May 24	November 2
February 8	March 25	August 10	November 3

Egypt

January 7	May 1	July 7	October 2
January 25	May 2	September 11	October 6
April 25	July 6	September 12	December 11

Estonia

January 1	March 25	June 22	December 23
February 23	March 28	June 23	December 26
February 24	May 5	June 24

Euromarkets

January 1

Finland

January 1
January 6
March 24
March 25
March 28
May 5
June 24
December 6
December 26

France

January 1	May 5	August 15	December 26
March 25	May 16	November 1
March 28	July 14	November 11

Germany

January 1
March 25
March 28
May 5
May 16
May 26
October 3
November 1
December 26

Ghana

January 1	March 28	July 1	September 21
March 7	May 2	July 7	December 2
March 25	May 25	September 13	December 26

Greece

January 1	March 25	May 2	October 28
January 6	March 28	June 20	December 26
March 14	April 29	August 15

Guinea Bissau

January 1	May 5	August 15	December 26
March 28	May 16	November 1
May 2	August 8	November 15

Hong Kong

January 1	March 25	June 9	December 26
February 8	March 28	July 1	December 27
February 9	April 4	September 16
February 10	May 2	October 10

Hungary

January 1
March 14
March 15
March 25
March 28
May 16
October 31
November 1
December 26

Iceland

January 1	March 28	May 16	December 26
March 24	April 21	June 17
March 25	May 5	August 1

India

January 26
February 19
March 7
March 24
March 25
April 1
April 8
April 14
April 15
April 19
July 6
August 15
August 17
September 5
September 13
October 11
October 12
October 31
November 14
December 12

Indonesia

January 1
February 8

March 9
March 25
May 5
May 6
July 4
July 5
July 6
July 7
July 8
August 17
September 12
December 12
December 26

Ireland

January 1	May 2	August 29	November 24
January 18	May 30	September 5	December 23
February 15	June 6	October 10	December 26
March 17	July 4	October 31	December 27
March 25	August 1	November 11	December 30
March 28

Israel

March 24	April 29	October 3	October 20
April 22	May 11	October 4	October 23
April 24	May 12	October 11	October 24
April 25	June12	October 12
April 26	August 14	October 16
April 27	October 2	October 17
April 28		October 18
October 19

Italy

January 1	March 25	June 2	December 8
January 6	March 28	August 15	Dcember 26

Ivory Coast

January 1	May 5	August 15	December 26
March 28	May 16	November 1
May 2	August 8	November 15

Japan

January 1
January 11
February 11
March 21
April 29
May 3
May 4
May 5
July 18
August 11
September 19
September 22
October 10
November 3
November 23
December 23

Jordan

May 1	July 7	September 13	October 2
May 25	September 11	September 14	December 11
July 5	September 12	September 15	December 25
July 6

Kazakhstan

January 1	March 21	May 9	December 1
January 4	March 22	May 10	December 16
January 7	March 23	July 6	December 19
March 8	May 2	August 30

Kenya

January 1	March 28	June 1	December 12
March 25	May 2	October 20	December 26

Kuwait

January 3
February 25
May 5
July 7
September 11
September 12
September 13
October 2
December 12

Latvia

January 1
March 24
March 25
March 28
May 4
May 5
June 23
June 24
November 18
December 23
December 26
December 30

Lebanon

January 1
January 6
February 9
March 25
March 28

April 29
May 2
May 25
July 7
July 8
August 15
September 12
October 11
November 22
December 12

Lithuania

January 1	March 25	June 24	November 1
February 16	March 28	July 6	December 26
March 11	May 5	August 15

Luxembourg

January 1	March 25	December 26
March 28

Malawi

January 1	January 15	March 3	March 25
March 28	Jun 14	December 26
May 2	July 7

Malaysia

January 1	February 8 February 9	July 6 July 7	September 16 October 3
January 25	May 2	August 31	December 12
February 1	June 22	September 12	December 26

Mali

January 1	May 5	August 15	December 26
March 28	May 16	November 1
May 2	August 8	November 15

Malta

January 1
February 10
March 25
March 28
March 31
June 7
June 29
August 15
September 8
September 21
December 8
December 13
December 26

Mauritius

January 1
February 1
February 8
March 7
April 8
April 14
July 6
August 15
September 6
November 2

Mexico

January 1	March 24	November 2
February 1	March 25	November 21
March 21	September 16	December 12

Morocco

January 1	July 7	October 3	December 12
January 11	September 13	November 18

Namibia

January 1	April 27	May 25	December 16
March 21	May 2	June 16	December 26
March 25	May 4	August 9
March 28	May 5	August 26

Netherlands

January 1	March 25	March 28	December 26

New Zealand

January 1	February 1	March 28	October 24
January 4	February 8	April 25	December 26
January 25	March 25	June 6	December 27

Niger

January 1	May 5	August 15	December 26
March 28	May 16	November 1
May 2	August 8	November 15

Nigeria

January 1
March 28

July 7
September 13
October 3
December 12
December 26

Norway

January 1	March 25	May 16
March 23	March 28	May 17
March 24	May 5	December 26

Oman

May 5	July 10	September 14
July 6	September 12	October 2
July 7	September 13	December 12

Pakistan

January 1
February 5
March 23
July 1
July 7
July 8
September 14
September 15
September 16
October 10
December 12

Palestinian Autonomous Area

January 7	July 6	September 14
March 8	July 7	October 2
May 1	September 11	November 15
May 4	September 12	December 11
July 5	September 13	December 25

Panama

January 1	March 25	November 10
February 8	May 2	November 28	December 8
February 9	August 15	December 8	December 25
February 10	November 3	December 26
March 24	November 4

Peru

January 1	June 29	August 30
March 24	July 28	November 1
March 25	July 29	December 8

Philippines

January 1		August 29	November 30
February 8	March 24	October 31	December 30
February 25	March 25	November 1

Poland

January 1	March 28	August 15	December 26
January 6	May 3	November 1	December 30
March 25	May 26	November 11

Portugal

January 1	April 25	August 15
March 25	June 10	December 8
March 28	June 13	December 26

Qatar

February 9	March 7	September 13	July 7
March 6	July 10	September 14
July 6	September 12	September 18

Romania

January 1
May 2
June 20
August 15
November 30
December 1
December 26

Russia

January 1	January 7	March 7	May 9
January 4	January 8	March 8	June 13
January 5	February 22	May 2	November 14
January 6	February 23	May 3

Saudi Arabia

July 7	July 11	September 14
July 10	September 13	September 15

Senegal

January 1	May 5	August 15	December 26
March 28	May 16	November 1
May 2	August 8	November 15

Serbia

January 1	February 16
January 7	April 29	May 3
February 15	May 2	November 11

Singapore

January 1	March 25	August 9
February 8	May 2	September 12
February 9	July 6	December 26

Slovak Republic

January 1	March 28	September 1	November 17
January 6	July 5	September 15	December 16
March 25	August 29	November 1

Slovenia

January 1	March 28	August 15	December 26
February 8	April 27	October 31
March 25	May 2	November 1

South Africa

January 1	March 28	June 16	December 26
March 21	April 27	August 9
March 25	May 2	December 16

South Korea

January 1	March 1	August 15	October 3
February 8	April 13	September 14	December 30
February 9	May 5	September 15
AFebruary 10	June 6	September 16

Spain

January 1	March 25	August 15	December 6
January 6	March 28	October 12	December 8
March 24	July 25	November 1	December 26

Sri Lanka

January 1	March 25	July 6	December 12
January 15	April 13	July 19	December 13
February 4	April 14	August 17	December 26
February 22	April 21	September 12
March 7	May 2	September 16
March 22	May 23	November 14

Swaziland

January 1	April 19	July 22	December 28
March 25	April 25	September 6
March 28	May 5	December 26

Sweden

January 1	March 24	May 4	June 24
January 5	March 25	May 5	November 4
January 6	March 28	June 6	December 26

Switzerland

January 1	April 18	August 1
March 25	May 5	September 12
March 28	May 16	December 26

Taiwan

January 1	February 10	April 4	September 16
February 4	February 11	May 2	October 10
February 5	February 12	June 9
February 8	February 29	July 10
February 9	April 4	September 15

Tanzania

January 1	April 7	October 14
January 12	April 26	December 9
March 25	July 7	December 12
March 28	August 8	December 26

Thailand

January 1	April 15	July 1	December 5
February 22	May 2	July 18	December 12
April 6	May 5	July 19
April 13	May 6	August 12
April 14	May 20	October 24

Togo

January 1	May 5	August 15	December 26
March 28	May 16	November 1
May 2	August 8	November 15

Trinidad & Tobago

January 1	March 28	June 20	November 1
February 8	March 30	July 6	December 26
February 9	May 26	August 1	December 27
March 25	May 30	August 31

Tunisia

January 1	June 30	July 25
January 14	July 1	December 12

Turkey

January 1	July 5	August 30	September 14
May 19	July 6	September 12	September 15
July 4	July 7	September 13	October 28

U.S.A.

January 1	March 25	September 5	November 24
January 18	May 30	October 10	December 26
February 15	July 4	November 11

Uganda

January 1	March 8	June 3	September 13
January 26	March 25	June 9	December 26
February 16	March 28	July 7

Ukraine
January 1	January 16	May 9	October 14
January 4	March 8	June 20
January 7	May 2	June 28
January 8	May 3	August 24

United Arab Emirates - ADX and DFM markets

May 5	September 11	September 13	November 30
July 7	September 12	October 2	December 12

United Arab Emirates - NASDAQ Dubai

January 18
February 15
May 5
May 30
July 4
July 7
September 5
September 11
September 12
September 13
October 2
October 10
November 24
November 30
December 12
December 26

United Kingdom

January 1	May 2	October 10	December 27
January 18	May 30	November 11	December 30
February 15	July 4	November 24
March 25	August 29	December 23
March 28	September 5	December 26

Uruguay

January 1	February 9	April 18	August 25
January 6	March 24	May 16	October 10
February 8	March 25	July 18	November 2

Venezuela

January 1	March 25	May 30	August 15
January 6	April 19	June 24	October 12
February 8	May 5	June 29	November 7
February 9	May 9	July 4	December 8
March 24	May 26	July 5

Vietnam

January 1	February 10	April 18	September 2
February 8	February 11	May 2
February 9	February 12	May 3

Zambia

January 1	March 28	July 4	October 18
March 8	May 2	July 5	October 24
March 25	May 25	August 1	December 26

Zimbabwe

January 1	April 18	August 9
March 25	May 25	December 22
March 28	August 8	December 26

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2016*

Country	Trade Date	Settlement Date	Number of Days to Settle
China A Share	2/3/2016	2/15/2016	12
	2/4/2016	2/16/2016	12
	2/5/2016	2/17/2016	12
	9/28/2016	10/10/2016	12
	9/29/2016	10/11/2016	12
	9/30/2016	10/12/2016	12
China B Share	2/3/2016	2/15/2016	12
	2/4/2016	2/16/2016	12
	2/5/2016	2/17/2016	12
	9/28/2016	10/10/2016	12
	9/29/2016	10/11/2016	12
	9/30/2016	10/12/2016	12
China B Share (Shenzhen)	3/3/2016	2/11/2016	8
	2/4/2016	2/12/2016	8
	2/5/2016	2/15/2016	10
Indonesia	6/29/2016	7/11/2016	12
	6/30/2016	7/12/2016	12
	7/1/2016	7/13/2016	12
Japan	4/27/2016	5/6/2016	9
	4/28/2016	5/9/2016	11
	5/2/2016	5/10/2016	8
	9/18/2016	9/28/2016	10
Jordan	6/30/2016	7/10/2016	10
	7/3/2016	7/11/2016	8
	7/4/2016	7/12/2016	8
	9/6/2016	9/18/2016	12
	9/7/2016	9/19/2016	12
	9/8/2016	9/20/2016	12
Malawi	1/11/2016	1/19/2016	8
	1/12/2016	1/20/2016	8
	1/13/2016	1/21/2016	8
	1/14/2016	1/22/2016	8
	2/25/2016	3/4/2016	8
	2/26/2016	3/5/2016	8
	2/29/2016	3/8/2016	8
	3/1/2016	3/9/2016	8
	3/2/2016	3/10/2016	8
	3/18/2016	3/29/2016	11
	3/21/2016	3/30/2016	9
	3/22/2016	3/31/2016	9
	3/23/2016	4/1/2016	9
	3/24/2016	4/4/2016	11
	4/25/2016	5/3/2016	8
	4/26/2016	5/4/2016	8
	4/27/2016	5/5/2016	8
	4/28/2016	5/6/2016	8
	4/29/2016	5/9/2016	10
	5/9/2016	5/17/2016	8
	5/10/2016	5/18/2016	8

Country	Trade Date	Settlement Date	Number of Days to Settle
	5/11/2016	5/19/2016	8
	5/12/2016	5/20/2016	8
	5/13/2016	5/23/2016	10
	6/7/2016	6/15/2016	8
	6/8/2016	6/16/2016	8
	6/9/2016	6/20/2016	11
	6/10/2016	6/21/2016	11
	6/29/2016	7/8/2016	9
	6/30/2016	7/11/2016	11
	7/1/2016	7/12/2016	11
	7/4/2016	7/13/2016	9
	7/5/2016	7/14/2016	9
	12/19/2016	12/27/2016	8
	12/20/2016	12/28/2016	8
	12/21/2016	12/29/2016	8
	12/22/2016	12/30/2016	8
	12/23/2016	1/2/2017	10
Mexico	3/18/2016	3/28/2016	10
Namibia	3/15/2016	3/23/2016	8
	3/16/2016	3/24/2016	8
	3/17/2016	3/29/2016	12
	3/18/2016	3/30/2016	12
	3/22/2016	3/31/2016	9
	3/23/2016	4/1/2016	9
	3/24/2016	4/4/2016	11
	4/25/2016	5/3/2016	8
	4/26/2016	5/6/2016	10
	4/27/2016	5/9/2016	12
	4/28/2016	5/10/2016	12
	4/29/2016	5/11/2016	12
	5/18/2016	5/26/2016	8
	5/19/2016	5/27/2016	8
	5/20/2016	5/30/2016	10
	5/23/2016	5/31/2016	8
	5/24/2016	6/1/2016	8
	8/19/2016	8/29/2016	10
	8/22/2016	8/30/2016	8
	8/23/2016	8/31/2016	8
	8/24/2016	9/1/2016	8
	8/25/2016	9/2/2016	8
	12/19/2016	12/27/2016	8
	12/20/2016	12/28/2016	8
	12/21/2016	12/29/2016	8
	12/22/2016	12/30/2016	8
	12/23/2016	1/2/2017	10
Palestinian Autonomous Area	9/8/2016	9/18/2016	10
Qatar	9/7/2016	9/15/2016	8
	9/8/2016	9/18/2016	10
	9/11/2016	9/19/2016	8
Serbia	4/26/2016	5/4/2016	8
	4/27/2016	5/5/2016	8
	4/28/2016	5/6/2016	8
South Africa	3/14/2016	3/22/2016	8
	3/15/2016	3/23/2016	8
	3/16/2016	3/24/2016	8
	3/17/2016	3/29/2016	12
	3/18/2016	3/30/2016	12
	3/22/2016	3/31/2016	9
	3/23/2016	4/1/2016	9
	3/24/2016	4/4/2016	11
	4/20/2016	4/28/2016	8
	4/21/2016	4/29/2016	8
	4/22/2016	5/3/2016	11
	4/25/2016	5/5/2016	10
	4/26/2016	5/6/2016	10
	4/28/2016	5/6/2016	8
	4/29/2016	5/9/2016	10
	6/9/2016	6/17/2016	8
	6/10/2016	6/20/2016	10

Country	Trade Date	Settlement Date	Number of Days to Settle
	6/13/2016	6/21/2016	8
	6/14/2016	6/22/2016	8
	6/15/2016	6/23/2016	8
	8/2/2016	8/10/2016	8
	8/3/2016	8/11/2016	8
	8/4/2016	8/12/2016	8
	8/5/2016	8/15/2016	10
	8/8/2016	8/16/2016	8
	12/9/2016	12/19/2016	10
	12/12/2016	12/20/2016	8
	12/13/2016	12/21/2016	8
	12/14/2016	12/22/2016	8
	12/15/2016	12/23/2016	8
	12/19/2016	12/27/2016	8
	12/20/2016	12/28/2016	8
	12/21/2016	12/29/2016	8
	12/22/2016	12/30/2016	8
	12/23/2016	1/2/2017	10
Swaziland	3/18/2016	3/29/2016	11
	3/21/2016	3/30/2016	9
	3/22/2016	3/31/2016	9
	3/23/2016	4/1/2016	9
	3/24/2016	4/4/2016	11
	4/12/2016	4/20/2016	8
	4/13/2016	4/21/2016	8
	4/14/2016	4/22/2016	8
	4/15/2016	4/26/2016	11
	4/18/2016	4/27/2016	9
	4/20/2016	4/28/2016	8
	4/21/2016	4/29/2016	8
	4/22/2016	5/2/2016	10
	4/28/2016	5/6/2016	8
	4/29/2016	5/9/2016	10
	5/2/2016	5/10/2016	8
	5/3/2016	5/11/2016	8
	5/4/2016	5/12/2016	8
	7/15/2016	7/25/2016	10
	7/18/2016	7/26/2016	8
	7/19/2016	7/27/2016	8
	7/20/2016	7/28/2016	8
	7/21/2016	7/29/2016	8
	8/30/2016	9/7/2016	8
	8/31/2016	9/8/2016	8
	9/1/2016	9/9/2016	8
	9/2/2016	9/12/2016	10
	12/19/2016	12/27/2016	8
	12/20/2016	12/29/2016	9
	12/21/2016	12/30/2016	9
	12/22/2016	1/2/2017	11
	12/23/2016	1/3/2017	11
Taiwan	2/4/2016	2/15/2016	11
	2/5/2016	2/16/2016	11
Thailand	4/8/2016	4/18/2016	10
	4/11/2016	4/19/2016	8
	4/12/2016	4/20/2016	8
	4/29/2016	5/9/2016	10
Trinidad & Tobago	3/23/2016	3/31/2016	8
	3/24/2016	4/1/2016	8
Turkey	9/8/2016	9/1/2016	8
	9/9/2016	9/19/2016	10
Vietnam	2/3/2016	2/15/2016	12
	2/4/2016	2/16/2016	12
	2/5/2016	2/17/2016	12
Zimbabwe	3/18/2016	3/29/2016	11
	3/21/2016	3/30/2016	9
	3/22/2016	3/31/2016	9
	3/23/2016	4/1/2016	9
	3/24/2016	4/4/2016	11

Country	Trade Date	Settlement Date	Number of Days to Settle
	4/11/2016	4/19/2016	8
	4/12/2016	4/20/2016	8
	4/13/2016	4/21/2016	8
	4/14/2016	4/22/2016	8
	4/15/2016	4/24/2016	9
	5/18/2016	5/26/2016	8
	5/19/2016	5/27/2016	8
	5/20/2016	5/30/2016	10
	5/23/2016	6/1/2016	9
	5/24/2016	6/2/2016	9
	8/1/2016	8/10/2016	9
	8/2/2016	8/11/2016	9
	8/3/2016	8/12/2016	9
	8/4/2016	8/15/2016	11
	8/5/2016	8/16/2016	11
	12/15/2016	12/23/2016	8
	12/16/2016	12/27/2016	11
	12/19/2016	12/28/2016	9
	12/20/2016	12/29/2016	9
	12/21/2016	12/30/2016	9
	12/23/2016	1/2/2017	10

*	Holidays are subject to change without further notice.

On days when the relevant Exchange or the bond market closes earlier than normal, certain Funds may require orders to redeem Creation Unit Aggregations to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier than normal (such as the day before a holiday) orders requesting substitution of a “cash-in-lieu” amount must be received by the Distributor no later than 11:00 a.m., Eastern time.

The chart below describes in further detail the placement of creation and redemption orders through the NSCC and outside the Clearing Process for equity securities.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)

Creation through NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Distributor. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	No action.	No action.	Creation Unit Aggregations will be delivered.

Custom Orders (for in-kind creations)	3:00 p.m. (ET) Order must be received by the Distributor. Orders received after 3:00 p.m. (ET) require portfolio manager approvals before acceptance. Orders may be subject to additional fees.	No action.	No action.	Creation Unit Aggregations will be delivered.

Creation Outside NSCC

Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET)

Deposit Securities
must be received by
the Fund’s account
through DTC.

For cash creations:
Deposit Cash must

be received by the

Custodian.

2:00 p.m. (ET)

Cash Component
must be received by
the Custodian.

			No action.	Creation Unit Aggregations will be delivered.

Standard Orders created in advance of receipt by the Trust of all or a portion of the Deposit Securities (for in-kind creations)	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET)

Available Deposit
Securities must be
received.

Cash in an amount
equal to the sum of
(i) the Cash
Component, plus
(ii) 105% of the
market value of the
undelivered Deposit
Securities must be
received.

			No action.	Missing Deposit Securities are due to the Trust or the Trust may use cash on deposit to purchase missing Deposit Securities. Creation Unit Aggregations will be delivered.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)

Custom Orders (for in-kind creations)

3:00 p.m. (ET)

Order in proper form must be received by the Distributor.

Orders received after 3:00 p.m. (ET) require portfolio manager approvals before acceptance. Orders may be subject to additional fees.

		11:00 a.m. (ET) Deposit Securities must be received by the Fund’s account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	No action.	Creation Unit Aggregations will be delivered.

Redemption Through NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	No action.	No action.	Fund Securities and Redemption Cash Component will be transferred to beneficial owner (for cash redemptions, Cash Redemption Amount will be transferred).

Custom Orders (for in-kind transfers)	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) will be treated as standard redemption orders through NSCC.	No action.	No action.	Fund Securities and Cash Redemption Cash Component will be transferred to beneficial owner.

Redemption Outside of NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	11:00 a.m. (ET)

Shares must be
delivered through
DTC to the
Custodian.

2:00 p.m. (ET)

Redemption Cash
Component, if any, is
due.

*If the order is not in
proper form or the
Shares are not
delivered, then the
order will not be
deemed received as
of T.

			No action.	Fund Securities and Redemption Cash Component are delivered to the redeeming beneficial owner (for cash redemptions, Cash Redemption Amount is delivered to the redeeming beneficial owner).

Custom Orders (for in-kind redemptions)	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) require portfolio manager approvals before acceptance. Orders may be subject to additional fees.	11:00 a.m. (ET)

Shares must be
delivered through
DTC to the
Custodian.

2:00 p.m. (ET)

Redemption Cash
Component, if any, is
due.

*If the order is not in
proper form or the
Shares are not
delivered, then the
order will not be
deemed received as
of T.

Fund Securities and Redemption Cash Component is delivered to the redeeming beneficial owner.

TAXES

The following is a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

The following is provided as general information only and is not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

General; Qualification as a RIC. Each Fund is treated as a separate corporation for federal tax purposes and, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund of the Trust do not offset gains in another Fund, and the requirements (other than a certain organizational requirement that the Trust satisfies) for qualifying for RIC status are determined at the Fund level rather than the Trust level.

Each Fund has elected and intends to qualify each taxable year to be treated as a RIC. If a Fund satisfies the requirements referred to in the next sentence, it will not be subject to federal income tax on the portion of its net investment income and net realized capital gains that it distributes to its shareholders. To qualify for that treatment, a Fund annually must distribute to its shareholders at least 90% of its investment company taxable income (which includes dividends, interest, the excess of net short-term capital gain over net long-term capital loss (“net short-term gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several other requirements, including those described below, relating to the nature of its gross income and the diversification of its assets.

Income Requirement. A Fund must derive at least 90% of its gross income from (1) dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived from its business of investing in stock, securities, or such currencies and (2) net income derived from qualified publicly traded partnerships (“QPTPs”).

Asset Diversification Requirements. A Fund must satisfy the following asset diversification requirements at the close of each quarter of its taxable year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, Government securities, securities of other RICs, and securities of any other issuer (as to which (a) no more than 5% of the value of the Fund’s total assets is in securities of the issuer and (b) the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than Government securities or securities of other RICs) or of two or more issuers that the Fund controls and are engaged in the same, similar, or related trades or businesses, or, collectively, in the securities of QPTPs.

If a Fund failed to qualify for any taxable year for treatment as a RIC—either (1) by failing to satisfy the Distribution Requirement or (2) by failing to satisfy one or more of the Income and Asset Diversification Requirements and is unable, or determines not to, avail itself of the Internal Revenue Code provisions that enable a RIC to cure a failure to satisfy any of those requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements—all of its taxable income would be subject to tax at regular federal corporate income tax rates without any deduction for distributions to shareholders. In addition, for federal income tax purposes (a) the Fund’s shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the Fund’s current and accumulated earnings and profits, taxable as ordinary income, except that, for individual and certain other non-corporate shareholders (each, an “individual shareholder”), the part thereof that is “qualified dividend income” (“QDI”) would be subject to federal income tax at the rates for net capital gain—a maximum of 15% (20% for certain high income individual shareholders)—and (b) all or part of those distributions might be eligible for the dividends-received deduction in the case of corporate shareholders that meet certain holding period and other requirements regarding their Shares. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Each Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute to its shareholders by the end of any calendar year substantially all of its ordinary (taxable) income for the calendar year plus its capital gain net income for the twelve months ended October 31 of such year, plus certain other amounts. For these purposes, a Fund may defer into the next taxable year any capital loss incurred between November 1 and the end of the current taxable year as well as certain “late-year ordinary losses” incurred between January 1 and the end of the current taxable year. Generally, it is the Funds’ policy to pay sufficient dividends and make other sufficient distributions each year to avoid the imposition of the Excise Tax, but the Funds can give no assurance that all or a portion of such liability will be avoided.

The Trust has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, on obtaining the ordered Shares, own 80% or more of a Fund’s outstanding Shares and if, pursuant to sections 351 and 362 of the Internal Revenue Code, a Fund would have a basis in the Deposit Securities to be received in exchange for the ordered Shares different from their market value on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Taxation of Shareholders. Distributions from a Fund’s net investment income and net short-term gain, if any, are generally taxable as ordinary income (except for QDI, as described below). Distributions that a shareholder reinvests in additional Shares through the means of a dividend reinvestment service will be taxable to the shareholder to the same extent as if the distributions had been received in cash. Distributions to a shareholder of net capital gain, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held his or her Shares. Distributions of ordinary income and capital gains may also be subject to state and local taxes.

Distributions that a Fund declares in October, November, or December and pays to shareholders of record in one of those months during the following January are treated as having been received by the shareholders on December 31 of the year the distributions were declared.

If, for any taxable year, the total distributions that a Fund makes exceed its current and accumulated earnings and profits, the excess will, for federal income tax purposes, be treated as a return of capital up to the amount of a shareholder’s basis in his or her Shares and thereafter as gain from the sale of those Shares. The amount so treated as a return of capital will reduce the shareholder’s adjusted basis in his or her Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of those Shares.

The sale or redemption (“disposition”) of Shares may give rise to a capital gain or loss, which generally will be treated as long-term capital gain or loss if the Shares have been held for more than one year and otherwise as short-term capital gain or loss. Long-term capital gains of individual shareholders generally are subject to federal income tax at the 15%/20% maximum rates noted above. In addition, a Fund’s distributions to such an individual shareholder of QDI will qualify for federal income taxation at those rates, provided that certain holding period and other requirements are met by the Fund and the shareholder. Each Fund will report to shareholders annually the amount of any distributions taxable as ordinary income (from net investment income and net short-term gain), the amount of any distributions from net capital gain, and the portion, if any, of dividends that may qualify as QDI.

A loss realized on a disposition of Shares may be disallowed if other Shares are acquired (whether through the automatic reinvestment of distributions, if available, or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the Shares are disposed of. In such a case, the basis in the acquired Shares will be adjusted to reflect the disallowed loss. In addition, any loss on a shareholder’s disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such Shares.

An individual is required to pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally will include distributions a Fund pays and gains recognized from the disposition of Shares, or (2) the excess of the individual’s “modified adjusted gross income” over $200,000 for single taxpayers ($250,000 for married persons filing jointly). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisors regarding the effect, if any, that this provision may have on their investment in Shares.

A shareholder who wants to use the average basis method for determining his or her basis in Shares must elect to do so in writing (which may be electronic) with the broker through which he or she purchased the Shares. A shareholder who wishes to use a different Internal Revenue Service (“IRS”)-acceptable method for basis determination (e.g., a specific identification method) may elect to do so. Shareholders are urged to consult with their brokers regarding the application of the basis determination rules to them.

If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election for that year with the IRS that would enable it to pass through to its shareholders to benefit from any foreign tax credits or deductions available with respect to foreign taxes it pays. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If a Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income for that year.

Individual shareholders of the Fund described in the preceding paragraph who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on IRS Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each taxable year to be exempt from the foreign tax credit limitation for federal income tax purposes (about which shareholders may wish to consult their tax advisors), in which event they would be able to claim a foreign tax credit without having to file the detailed IRS Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its allocable portion of foreign taxes the Fund paid if the shareholder has not held the Fund’s shares for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder’s risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A nonresident alien individual, foreign corporation or partnership, or foreign trust or estate holding shares of the Fund (a “foreign shareholder”) may not deduct or claim a credit for foreign taxes in determining its U.S. federal income tax liability unless the Fund dividends paid to it are effectively connected with the foreign shareholder’s conduct of a trade or business within the United States (“effectively connected”).

Distributions of ordinary income paid to a foreign shareholder that are not effectively connected generally will be subject to a 30% U.S. withholding tax (unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty). However, a foreign shareholder generally will not be subject to withholding or income tax on gains realized on the sale of Shares or on net capital gain distributions unless (1) the gain or distribution is effectively connected or (2) in the case of an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or distribution and certain other conditions are met. In those cases, such gains and distributions generally will be subject to federal income taxation at regular income tax rates. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the federal withholding tax. Nonresident alien individuals also may be subject to federal estate tax.

A Fund must withhold and remit to the U.S. Department of the Treasury (“U.S. Treasury”) 28% of distributions of ordinary income, capital gains, and any cash received on redemption of Creation Units (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual shareholder who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are shareholders in a Fund may be subject to a generally nonrefundable 30% withholding tax on (a) income dividends, and (b) certain capital gain distributions and the proceeds of a sale (or redemption) of Shares paid after December 31, 2018. As discussed in more detail below, the FATCA withholding tax generally can be avoided (1) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts held by U.S. persons with the FFI and (2) by an NFFE, if that it has no substantial U.S. persons as owners and, in certain circumstances, also certifies that (i) it has no substantial U.S. persons as owners or (ii) it does have any such owners and reports information relating to them to the withholding agent (which may be the Fund). The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Internal Revenue Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

An FFI resident in a country that has entered into a Model I IGA with the United States must report to the government of that country (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.

Taxation of Fund Investments. A Fund may make investments that are subject to special federal income tax rules. Those rules can, among other things, affect the timing of the recognition of income or gain, the treatment of income as capital or ordinary, and the treatment of capital gain or loss as long-term or short-term. The application of those special rules would therefore also affect the amount, timing and character of distributions that a Fund makes and could require the Fund to borrow money or dispose of some of its investments earlier than anticipated in order to meet its distribution requirements.

Certain Funds may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 15%/20% maximum federal income tax rates on individual shareholders’ QDI described above.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the excise tax — even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A Fund may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year, in which event it would be required to distribute to its shareholders any resulting gains in accordance with the Distribution Requirement. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein (including mark-to-market gain for each prior year for which an election was in effect) as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net marked-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, a Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein.

Investment income received, and gains realized, by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle a Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other form(s) to receive the benefit of the reduced tax rate; whether or when the Fund will receive a tax reclaim is within the control of the individual country. Information required on those forms may not be available, such as shareholder information; therefore, a Fund may not receive one or more reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements that also may cause the Funds to not receive one or more reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by a Fund on the sale or other disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance, since the amount of a Fund’s assets to be invested in various countries is not known.

* * * * *

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof, all of which are subject to change, which change may be retroactive. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Securities Lending. While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of federal income taxation for individuals on qualified dividends income, if otherwise available, nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest may not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a Fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

California State Tax Considerations for PowerShares California AMT-Free Municipal Bond Portfolio

To the extent that dividends from the Fund are derived from interest on California tax-exempt securities and certain U.S. Government securities, such dividends will also be exempt from California personal income taxes. Under California law, a fund which qualifies as a regulated investment company must have at least 50% of its total assets invested in California state and local government obligations or in certain other obligations which pay interest excludable from income or in a combination of such obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends which will be exempt from California personal income taxes.

The portion of dividends constituting exempt-interest dividends is that portion (i) derived from interest on obligations which would be exempt from California tax if held by an individual, and (ii) reported by the Fund as exempt-interest dividends in statements furnished to its shareholders. However, the total amount of dividends paid by the Fund to all of its shareholders with respect to any taxable year that can be treated as exempt-interest dividends for California tax purposes cannot exceed the difference between (i) the amount of interest received by the Fund during such year on obligations which pay interest excludable from California personal income under California law and (ii) the expenses of the Fund that would be disallowed under California personal income tax law as allocable to tax exempt interest if the Fund were an individual. If the aggregate dividends designated by the Fund as exempt-interest dividends for a taxable year exceed the amount that may be treated as exempt-interest dividends for California tax purposes, only that percentage of each dividend distribution equal to the ratio of aggregate exempt-interest dividends to aggregate dividends so designated will be treated as an exempt-interest dividend for California tax purposes.

Unlike federal law, California law provides that no portion of the exempt-interest dividends will constitute an item of tax preference for California personal alternative minimum tax purposes. Because California law does not impose personal income tax on an individual’s Social Security benefits, the receipt of California exempt-interest dividends will have no effect on an individual’s California personal income tax.

Distributions other than exempt-interest dividends to shareholders are includable in income subject to the California alternative minimum tax. For California personal income tax purposes, distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. Current California law taxes both long-term and short-term capital gains at rates applicable to ordinary income. In addition, unlike federal law, the shareholders of the Fund will not be subject to tax, or receive a credit for tax paid by the Fund, on undistributed capital gains, if any.

Interest on indebtedness incurred by shareholders or related parties to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, generally will not be deductible by the investor for state personal income tax purposes. In addition, as a result of California’s incorporation of certain provisions of the Internal Revenue Code, a loss realized by a shareholder upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the Fund may be disallowed under the “wash sale” rules.

The foregoing is an abbreviated and general summary of certain provisions of current California law relating to the taxation of the shareholders of the Fund. These provisions are subject to change by administrative or legislative action, with such changes possibly being retroactive. You are advised to consult with your tax adviser for more detailed information concerning California tax matters.

New York State and City Tax Considerations for PowerShares New York AMT-Free Municipal Bond Portfolio

To the extent that dividends from the Fund are derived from interest on New York and Puerto Rico tax-exempt securities, such dividends will also be exempt from New York State and City income taxes.

Interest on indebtedness incurred by shareholders to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, may not be deductible for New York State or City personal income tax purposes.

Shareholders who are New York residents will normally be subject to New York State or City income tax on dividends paid from interest income derived from taxable securities and on distributions of net capital gains. For New York State or City income tax purposes, distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to New York franchise taxes if received by a corporation doing business in New York, to state taxes in states other than New York and to local taxes.

The foregoing is an abbreviated and general summary of certain provisions of current tax laws of New York State and New York City relating to the taxation of shareholders of the Fund. These provisions are subject to change by administrative or legislative action, with such changes possibly being retroactive. You are advised to consult with your tax adviser for more detailed information concerning New York State and New York City

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

Some futures contracts, foreign currency contracts traded in the interbank market, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index)—except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement—in which a Fund invests may be subject to Internal Revenue Code section 1256 (collectively, “Section 1256 contracts”). Any Section 1256 contracts that a Fund holds at the end of its taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss; however, certain foreign currency gains or losses arising from Section 1256 contracts will be treated as ordinary income or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in its investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain that the Fund recognizes, even though the Fund may not have closed the transactions and received cash to pay the distributions. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (distributions of which are taxable to its shareholders as ordinary income) and thus increasing the amount of dividends it must distribute.

Offsetting positions that a Fund enters into or holds in any actively traded security, option, futures, or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of a Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period for certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

DETERMINATION OF NAV

The following information should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.” Additional information regarding the current NAV per share of each Fund can be found at www.invescopowershares.com.

The Custodian calculates and determines the NAV per Share as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open. NAV is calculated by deducting all of a Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate. In determining NAV, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price of the exchange where the security primarily is traded. Debt and securities not listed on an exchange normally are valued on the basis of prices provided by independent pricing services. The Adviser may use various pricing services or discontinue the use of any pricing service at any time. When price quotes are not readily available, securities will be valued using pricing provided from independent pricing services or by another method in accordance with the Trust’s valuation policies and procedures approved by the Board.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that primarily are listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Ordinarily, dividends from net investment income, if any, are declared and paid quarterly for each of PowerShares Contrarian Opportunities Portfolio, PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio, PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio, PowerShares DWA SmallCap Momentum Portfolio, PowerShares DWA Tactical Sector Rotation Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Water Portfolio, PowerShares International BuyBack Achievers™ Portfolio, PowerShares Japan Currency Hedged Low Volatility Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares Russell 1000 Equal Weight Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500 Momentum Portfolio, PowerShares S&P 500 Value Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio, PowerShares S&P International Developed High Quality Portfolio, PowerShares S&P International Developed Low Volatility Portfolio, PowerShares S&P MidCap Low Volatility Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Low Volatility Portfolio, PowerShares S&P SmallCap Materials Portfolio and PowerShares S&P SmallCap Utilities Portfolio.

With respect to PowerShares Global Agriculture Portfolio and PowerShares Global Gold and Precious Metals Portfolio, dividends from net investment income, if any, ordinarily are declared and paid annually.

With respect to PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Build America Bond Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Europe Currency Hedged Low Volatility Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares LadderRite 0-5 Year Corporate Bond Portfolio, PowerShares Preferred Portfolio, PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio, PowerShares S&P 500® High Dividend Low Volatility Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares Senior Loan Portfolio, PowerShares Variable Rate Preferred Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio, dividends from net investment income, if any, ordinarily are declared and paid monthly.

Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel. K&L Gates LLP, 70 W. Madison Street, Suite 3100, Chicago, Illinois 60602 and 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606, serves as the Funds’ independent registered public accounting firm. PricewaterhouseCoopers LLP audits the Funds’ financial statements and performs other related audit services. In connection with the audit of the 2015 financial statements, the Funds entered into an engagement letter with PricewaterhouseCoopers LLP. The terms of the engagement letter required by PricewaterhouseCoopers LLP, and agreed to by the Funds’ Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided thereunder.

FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights appearing in the Trust’s Annual Report to shareholders with respect to the Funds for the fiscal year ended October 31, 2015and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Trust’s Annual Report at no charge by calling 800.983.0903 during normal business hours.

APPENDIX A

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

PROXY VOTING POLICY

Effective January, 2015

Invesco PowerShares Capital Management LLC (“Invesco PowerShares” or the “Adviser”) has adopted proxy voting policies with respect to securities owned by series of the PowerShares Exchange-Traded Fund Trust, the PowerShares Exchange-Traded Fund Trust II, the PowerShares Actively Managed Exchange-Traded Fund Trust, the PowerShares India Exchange-Traded Fund Trust and the PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (collectively, the “Funds”) for which it serves as investment adviser and has been delegated the authority to vote proxies. Invesco PowerShares’ proxy voting policies are designed to provide that proxies are voted in the best interests of shareholders.

The Adviser utilizes the data feed platform (the “Invesco Proxy Voting Portal”) of Invesco Advisers Inc. (“IAI”), which is administered by the IAI proxy administration team and subject to periodic review by the Adviser’s compliance team. With respect to implementation of its proxy voting policies, Invesco PowerShares will vote as follows:

1. Overlapping Securities

In instances where both a Fund and a fund advised by IAI both hold an equity security (“Overlapping Securities”), the Adviser will vote proxies in accordance with the recommendation of IAI based on IAI’s comprehensive proxy review and under the Invesco Proxy Voting Policy (see exhibit A). The Invesco Proxy Voting Policy is overseen by the Invesco US Proxy Advisory Committee (“IUPAC”), which also orchestrates the review and analysis of the top twenty-five proxy voting matters, measured by overall size of holdings by funds within the Invesco family. The Adviser consults with the IUPAC on specific proxy votes and general proxy voting matters as it deems necessary. In addition, as part of the Invesco Proxy Voting Process, the IUPAC oversees instances when possible conflicts of interest arise among funds. Such conflicts are identified early in the process and brought before the IUPAC for consideration. When the IUPAC determines that a uniform vote would benefit certain funds, but may serve as a detriment to others, it will recommend a split vote as appropriate.

In instances where the IAI proxy administration team does not receive a recommendation in a timely manner, the IAI proxy administration team will automatically vote such ballots in accordance with the recommendations of a third-party proxy firm, Institutional Shareholder Services, Inc. (“ISS”).

2. Non-Overlapping Securities

In instances where securities are held only by a Fund, and not also by an IAI-advised fund, the Adviser will instruct the proxy IAI proxy administration team to vote proxies in accordance ISS.

Under this Policy, the Adviser retains the power to vote contrary to the recommendation of the Invesco Voting Process (for Overlapping Securities) or ISS (for Non-Overlapping Securities) at its discretion, so long as the reasons for doing so are well documented.

Proxy Constraints

The Adviser will abstain from voting proxies when it deems the cost to be prohibitive or where the exercise of voting rights could restrict the ability of a Fund to freely trade the applicable security. For example, in accordance with local law or business practices, many foreign companies prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Invesco PowerShares must balance the benefits of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly Invesco PowerShares will not vote those proxies in the absence of an unusual or significant vote. Some non-U.S. companies require a representative to attend meetings in person in order to vote a proxy. In such cases, PowerShares may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy. Furthermore, as a matter of policy, the Funds and all IAI-advised funds do not vote Invesco Ltd. shares.

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Special Policy

Certain Funds pursue their investment objectives by investing in other registered investment companies pursuant to an exemptive order granted by the Securities and Exchange Commission. The relief granted by that order is conditioned upon complying with a number of undertakings, some of which require a Fund to vote its shares in an acquired investment company in the same proportion as other holders of the acquired fund’s shares. In instances in which a Fund is required to vote in this manner to rely on the exemptive order, the Adviser will vote shares of these acquired investment companies in compliance with the voting mechanism required by the order.

Resolving Potential Conflicts of Interest

Voting of Proxies Related to Invesco Ltd.

In order to avoid any appearance of a conflict of interest, PowerShares will issue a do not vote (“DNV”) for proxies issued by, or related to matters involving, Invesco Ltd. that may be held by clients from time to time.

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APPENDIX B

I.1. PROXY POLICIES AND PROCEDURES – INVESCO ADVISERS

Applicable to	All Advisory Clients, including the Invesco Funds

Risk Addressed by Policy	Breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client’s best interests in voting proxies

Relevant Law and Other Sources	Investment Advisers Act of 1940

Last ☒ Reviewed ☐ Revised by Compliance for Accuracy	October 6, 2015

Policy/Procedure Owner	US Compliance, Invesco US Proxy Advisory Committee, and Legal

Policy Approver	Invesco Advisers, Inc., Invesco Funds Board

Approved/Adopted Date	October 20-21, 2015

The following policies and procedures apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. to vote proxies associated with securities held on their behalf (collectively, “Clients”).

A. GUIDING PRINCIPLES

Public companies hold meetings for shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and the selection of auditors, are addressed and, where applicable, voted on by shareholders. Proxy voting gives shareholders the opportunity to vote on issues that impact a company’s operations and policies without attending the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its Clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with Clients’ best interests, which Invesco interprets to mean Clients’ best economic interests, and Invesco’s established proxy voting policies and procedures.

The primary aim of Invesco’s proxy policies is to encourage a culture of performance among the companies in which Invesco invests on behalf of Clients, rather than one of mere conformance with a prescriptive set of rules and constraints. Rigid adherence to a checklist approach to corporate governance issues is, in itself, unlikely to maximize shareholder value.

The proxy voting process at Invesco, which is driven by investment professionals, focuses on the following

•	maximizing long-term value for Clients and protecting Clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders;

•	reflecting Invesco’s belief that environmental, social and corporate governance proposals can influence long-term shareholder value and should be voted in a manner where such long-term shareholder value is maximized; and

•	addressing potential conflicts of interest that may arise from time to time in the proxy voting process.

B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy Administration – In General

Guided by its philosophy that proxy voting is an asset that is to be managed by each investment team, consistent with that team’s view as to the best economic interest of Clients, Invesco has created the Invesco US Proxy Advisory Committee (“IUPAC”). The IUPAC is an investments-driven committee comprised of representatives from each investment management team and Invesco’s Head of Proxy Administration. IUPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex. Absent a conflict of interest, the IUPAC representative for each investment team, in consultation with his or her team, is responsible for voting proxies for the securities the team manages. In addition to IUPAC, the Invesco mutual fund board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by the Head of Proxy Administration. IUPAC and Invesco’s proxy administration team, compliance and legal teams regularly communicate and review Invesco’s proxy policies and procedures to ensure that they remain consistent with Clients’ best interests, regulatory requirements, governance trends and industry best practices.

Use of Third Party Proxy Advisory Services

Representatives of the IUPAC have direct access to third party proxy advisory analyses and recommendations (currently provided by Glass Lewis (“GL”) and Institutional Shareholder Services, Inc. (“ISS”)), among other research tools, and use the information gleaned from those sources to make independent voting decisions.

Invesco’s proxy administration team performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the firms are asked to deliver updates directly to the mutual fund board of trustees. IUPAC conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies. Invesco’s proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco’s policies and procedures. Furthermore, each proxy advisory firm completes an annual due diligence questionnaire submitted by Invesco, and Invesco conducts on-site due diligence at each firm, in part to discuss their responses to the questionnaire.

If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco’s proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm’s control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

Proxy Voting Platform and Administration

Invesco maintains a proprietary global proxy administration platform, supported by the Head of Proxy Administration and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions such as share blocking and issuer/shareholder engagement. Invesco believes that managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters (including reporting by business unit, issuer or issue) that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, is stored in order to build institutional knowledge over time across the Invesco complex with respect to individual companies and proxy issues. Investment professionals also use the platform to access third-party proxy research.

C. Proxy Voting Guidelines (the “Guidelines”)

The following guidelines describe Invesco’s general positions with regard to various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each investment team retains ultimate discretion to vote proxies in the manner they deem to be the most appropriate, consistent with the proxy voting principles and philosophy discussed above. Individual proxy votes therefore will differ from these guidelines from time to time.

I. Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

Elections of directors

In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

Director performance

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.

Auditors and Audit Committee members

Invesco believes a company’s audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company’s audit committee, or when ratifying a company’s auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company’s financial statements and reports.

Majority standard in director elections

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

Supermajority voting requirements

Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

Responsiveness of Directors

Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

Cumulative voting

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

Proxy access

Invesco generally supports shareholders’ nominations of directors in the proxy statement and ballot because it increases the accountability of the board to shareholders. Invesco will generally consider the proposed minimum period of ownership (e.g., three years), minimum ownership percentage (e.g., three percent), limitations on a proponent’s ability to aggregate holdings with other shareholders and the maximum percentage of directors who can be nominated when determining how to vote on proxy access proposals.

Shareholder access

On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

Exclusive Forum

Invesco generally supports proposals that would designate a specific jurisdiction in company bylaws as the exclusive venue for certain types of shareholder lawsuits in order to reduce costs arising out of multijurisdictional litigation.

II. Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

Executive compensation

Invesco evaluates executive compensation plans within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

Equity-based compensation plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

Employee stock-purchase plans

Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

Severance agreements

Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

III. Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV. Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V. Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI. Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII. Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports a board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

D. EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these Guidelines unless the Client retains, in writing, the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For proxies held by certain Client accounts managed in accordance with fixed income, money market and index strategies, Invesco will typically vote in line with the majority of the rest of the shares voted by Invesco outside of those strategies (“Majority Voting”). In this manner Invesco seeks to leverage the expertise and comprehensive proxy voting reviews conducted by teams employing active equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of Clients, absent certain types of conflicts of interest, which are discussed elsewhere in these policies and procedures.

For cash sweep investment vehicles selected by a Client but for which Invesco has proxy voting authority over the account and where no other Invesco client holds the same securities, Invesco will vote proxies based on ISS recommendations.

Proxy Constraints

In certain circumstances, Invesco may refrain from voting where the economic or other opportunity cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its Clients’ proxies despite using commercially reasonable efforts to do so. Particular examples of such instances include, but are not limited to, the following:

•	When securities are participating in an Invesco securities lending program, Invesco determines whether to terminate the loan by weighing the benefit to the Client of voting a particular proxy versus the revenue lost by terminating the loan and recalling the securities.

•	In some countries the exercise of voting rights requires the Client to submit to “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to the Client(s) of voting a specific proxy outweighs the Client’s temporary inability to sell the security.

•	An inability to receive proxy materials from our Clients’ custodians with sufficient time and information to make an informed voting decision.

•	Some non-U.S. companies require a representative to attend meetings in person in order to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

In the great majority of instances Invesco is able to vote U.S. and non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as its framework, but also takes into account the corporate governance standards, regulatory environment and generally reasonable and governance-minded practices of the local market.

E. RESOLVING POTENTIAL CONFLICTS OF INTEREST

Firm Level Conflicts of Interest

A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco’s proxy administration team maintains a list of all issuers for which a conflict of interest exists.

If the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, IUPAC will vote the proxy.

Because the Guidelines are pre-determined and crafted to be in the best economic interest of Clients, applying the Guidelines to vote Client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are not members of IUPAC.

Voting of Proxies Related to Invesco Ltd.

In order to avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held by Clients from time to time.

Personal Conflicts of Interest

If any member of IUPAC has a personal conflict of interest with respect to a company or an issue presented for voting, that IUPAC member will inform IUPAC of such conflict and will abstain from voting on that company or issue. All IUPAC members shall sign an annual conflicts of interest memorandum.

Funds of Funds

Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F. RECORDKEEPING

Invesco’s proxy administration team will be responsible for all Proxy Voting record keeping.

G. Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

POWERSHARES EXCHANGE-TRADED FUND TRUST II

PART C. OTHER INFORMATION

Item 28.	Exhibits.

(a)	Amended and Restated Declaration of Trust of the Registrant. (1)

(b)	Amended and Restated By-laws of the Registrant. (3)

(c)	Not applicable.

(d)

1.	Amended and Restated Investment Advisory Agreement between the Registrant and Invesco PowerShares Capital Management LLC. (11)

2.	Investment Sub-Advisory Agreement by and among Invesco PowerShares Capital Management LLC and the Sub-Advisers. (8)

(a)	Acknowledgement and Waiver of Notice of Termination of Investment Sub-Advisory Agreement between Invesco PowerShares Capital Management LLC and Invesco Australia Limited dated January 14, 2015. (10)

3.	Management Fee Waiver Agreement. (5)

4.	Management Services Agreement between the Registrant and Invesco PowerShares Capital Management LLC. (7)

5.	Amended and Restated Memorandum of Agreement between Adviser and Invesco PowerShares Capital Management LLC Registrant. (11)

(e)	Amended and Restated Master Distribution Agreement between the Registrant and Invesco Distributors, Inc. (11)

(f)	Not applicable.

(g)

1.	Amended and Restated Custody Agreement between Registrant and The Bank of New York Mellon. (11)

2.	Foreign Custody Manager Agreement between Registrant and The Bank of New York. (4)

(h)

1.	Amended and Restated Fund Administration and Accounting Agreement between Registrant and The Bank of New York. (11)

2.	Amended and Restated Transfer Agency and Service Agreement between Registrant and The Bank of New York. (11)

3.	Form of Participant Agreement between Invesco Distributors, Inc., and the Participant. (*)

4.	Form of Sublicense Agreement between the Registrant and Invesco PowerShares Capital Management LLC. (*)

(i)	Consent of Counsel. (*)

(j)	Consent of Independent Registered Public Accounting Firm. (*)

(k)	Not applicable.

(l)	Not applicable.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)

1.	Code of Ethics of the Registrant. (9)

2.	Code of Ethics of Invesco Advisers, Inc. and Invesco Distributors, Inc. (*)

3.	Code of Ethics of Invesco PowerShares Capital Management LLC. (*)

4.	Code of Ethics of Invesco Senior Secured Management, Inc. (10)

(q)

1.	Powers of Attorney for Messrs. Bagge, Barre, Carome, Kole, Nussbaum and Wilson. (2)

2.	Powers of Attorney for Messrs. Lim and Wicker. (6)

*	Filed herewith.
(1)	Incorporated by reference to Post-Effective Amendment No. 7, filed on September 18, 2007.
(2)	Incorporated by reference to Post-Effective Amendment No. 227, filed on July 7, 2011.
(3)	Incorporated by reference to Post-Effective Amendment No. 302, filed on February 28, 2012.
(4)	Incorporated by reference to Post-Effective Amendment No. 390, filed on February 27, 2013.
(5)	Incorporated by reference to Post-Effective Amendment No. 415, filed on June 7, 2013.
(6)	Incorporated by reference to Post-Effective Amendment No. 423, filed on September 30, 2013.
(7)	Incorporated by reference to Post-Effective Amendment No. 425, filed on October 25, 2013.
(8)	Incorporated by reference to Post-Effective Amendment No. 459, filed on August 1, 2014.
(9)	Incorporated by reference to Post-Effective Amendment No. 468, filed on December 19, 2014.
(10)	Incorporated by reference to Post-Effective Amendment No. 475, filed on February 26, 2015.
(11)	Incorporated by reference to Post-Effective Amendment No. 505, filed on October 1, 2015.

Item 29.	Persons Controlled by or Under Common Control with the Fund.

None.

Item 30.	Indemnification.

Reference is made to Article IX of the Registrant’s Declaration of Trust:

The Registrant (also, the “Trust”) is organized as a Massachusetts business trust and is operated pursuant to a Declaration of Trust, dated October 10, 2006 and Amended and Restated as of September 17, 2007 (the “Declaration of Trust”), which permits the Registrant to indemnify every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Further Indemnification. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person. Without limiting the foregoing, the Trust may, in connection with the acquisition of assets subject to liabilities pursuant to Section 4.2 hereof or a reorganization or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX.

Amendments and Modifications. Without limiting the provisions of Section 11.1(b) hereof, in no event will any amendment, modification or change to the provisions of this Declaration or the By-laws adversely affect in any manner the rights of any Covered Person to (a) indemnification under Section 9.5 hereof in connection with any proceeding in which such Covered Person becomes involved as a party or otherwise by virtue of being or having been a Trustee, officer or employee of the Trust or (b) any insurance payments under policies maintained by the Trust, in either case with respect to any act or omission of such Covered Person that occurred or is alleged to have occurred prior to the time such amendment, modification or change to this Declaration or the By-laws.

Item 31.	Business and Other Connections of the Investment Adviser.

Reference is made to the caption “Management of the Funds” in the Prospectuses constituting Part A, which are included in this Registration Statement, and “Management” in the Statement of Additional Information constituting Part B, which is included in this Registration Statement.

The information as to the directors and executive officers of Invesco PowerShares Capital Management LLC is set forth in Invesco PowerShares Capital Management LLC’s Form ADV filed with the Securities and Exchange Commission on January 4, 2016 (and as amended through the date hereof) is incorporated herein by reference.

The information as to the directors and executive officers of Invesco Senior Secured Management, Inc. as set forth in Invesco Senior Secured Management, Inc.’s Form ADV, as filed with the Securities and Exchange Commission on March 31, 2015 and amended through the date hereof, is incorporated herein by reference.

Item 32.	Principal Underwriters.

(a)	The sole principal underwriter for the Funds is Invesco Distributors, Inc., which acts as distributor for the Registrant and the following other funds:

AIM Counselor Series Trust (Invesco Counselor Series Trust)

Invesco American Franchise Fund

Invesco California Tax-Free Income Fund

Invesco Core Plus Bond Fund

Invesco Equally-Weighted S&P 500 Fund

Invesco Equity and Income Fund

Invesco Floating Rate Fund

Invesco Global Real Estate Income Fund

Invesco Growth and Income Fund

Invesco Low Volatility Equity Yield Fund

Invesco Pennsylvania Tax Free Income Fund

Invesco S&P 500 Index Fund

Invesco Small Cap Discovery Fund

Invesco Short Duration High Yield Municipal Fund

Invesco Strategic Real Return Fund

AIM Equity Funds (Invesco Equity Funds)

Invesco Charter Fund

Invesco Diversified Dividend Fund

Invesco Summit Fund

AIM Funds Group (Invesco Funds Group)

Invesco European Small Company Fund

Invesco Global Core Equity Fund

Invesco International Small Company Fund

Invesco Small Cap Equity Fund

AIM Growth Series (Invesco Growth Series)

Invesco Alternative Strategies Fund

Invesco Balanced-Risk Retirement Now Fund

Invesco Balanced-Risk Retirement 2020 Fund

Invesco Balanced-Risk Retirement 2030 Fund

Invesco Balanced-Risk Retirement 2040 Fund

Invesco Balanced-Risk Retirement 2050 Fund

Invesco Conservative Allocation Fund

Invesco Convertible Securities Fund

Invesco Global Low Volatility Equity Yield Fund

Invesco Growth Allocation Fund

Invesco Income Allocation Fund

Invesco International Allocation Fund

Invesco Mid Cap Core Equity Fund

Invesco Moderate Allocation Fund

Invesco Multi-Asset Inflation Fund

Invesco Small Cap Growth Fund

Invesco U.S. Mortgage Fund

AIM International Mutual Funds (Invesco International Mutual Funds)

Invesco Asia Pacific Growth Fund

Invesco European Growth Fund

Invesco Global Growth Fund

Invesco Global Opportunities Fund

Invesco Global Small & Mid Cap Growth Fund

Invesco International Companies Fund

Invesco International Core Equity Fund

Invesco International Growth Fund

Invesco Select Opportunities Fund

AIM Investment Funds (Invesco Investment Funds)

Invesco All Cap Market Neutral Fund

Invesco Balanced-Risk Allocation Fund

Invesco Balanced-Risk Commodities Strategy Fund

Invesco Developing Markets Fund

Invesco Emerging Market Local Currency Debt Fund

Invesco Emerging Markets Equity Fund

Invesco Endeavor Fund

Invesco Global Health Care Fund

Invesco Global Infrastructure Fund

Invesco Global Market Neutral Fund

Invesco Global Markets Strategy Fund

Invesco Global Targeted Returns Fund

Invesco Greater China Fund

Invesco International Total Return Fund

Invesco Long/Short Equity Fund

Invesco Low Volatility Emerging Markets Fund

Invesco Macro International Equity Fund

Invesco Macro Long/Short Fund

Invesco MLP Fund

Invesco Pacific Growth Fund

Invesco Premium Income Fund

Invesco Select Companies Fund

Invesco Strategic Income Fund

Invesco Unconstrained Bond Fund

AIM Investment Securities Funds (Invesco Investment Securities Funds)

Invesco Corporate Bond Fund

Invesco Global Real Estate Fund

Invesco High Yield Fund

Invesco Short Duration Inflation Protected Fund

Invesco Money Market Fund

Invesco Real Estate Fund

Invesco Short Term Bond Fund

Invesco U.S. Government Fund

AIM Sector Funds (Invesco Sector Funds)

Invesco American Value Fund

Invesco Comstock Fund

Invesco Dividend Income Fund

Invesco Energy Fund

Invesco Gold & Precious Metals Fund

Invesco Mid Cap Growth Fund

Invesco Small Cap Value Fund

Invesco Technology Fund

Invesco Technology Sector Fund

Invesco Value Opportunities Fund

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Invesco High Yield Municipal Fund

Invesco Intermediate Term Municipal Income Fund

Invesco Limited Term Municipal Income Fund

Invesco Municipal Income Fund

Invesco New York Tax Free Income Fund

Invesco Tax-Exempt Cash Fund

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

Premier Portfolio

Premier Tax-Exempt Portfolio

Premier U.S. Government Money Portfolio

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Franchise Fund

Invesco V.I. American Value Fund

Invesco V.I. Balanced-Risk Allocation Fund

Invesco V.I. Comstock Fund

Invesco V.I. Core Equity Fund

Invesco V.I. Core Plus Bond Fund

Invesco V.I. Diversified Dividend Fund

Invesco V.I. Equally-Weighted S&P 500 Fund

Invesco V.I. Equity and Income Fund

Invesco V.I. Global Core Equity Fund

Invesco V.I. Global Health Care Fund

Invesco V.I. Global Real Estate Fund

Invesco V.I. Government Securities Fund

Invesco V.I. Growth and Income Fund

Invesco V.I. High Yield Fund

Invesco V.I. International Growth Fund

Invesco V.I. Managed Volatility Fund

Invesco V.I. Mid Cap Core Equity Fund

Invesco V.I. Mid Cap Growth Fund

Invesco V.I. Money Market Fund

Invesco V.I. S&P 500 Index Fund

Invesco V.I. Small Cap Equity Fund

Invesco V.I. Technology Fund

Invesco V.I. Value Opportunities Fund

Invesco Senior Loan Fund

Invesco Management Trust

Invesco Conservative Income Fund

Short-Term Investments Trust

Government & Agency Portfolio

Government Tax Advantage Portfolio

Liquid Assets Portfolio

STIC Prime Portfolio

Tax-Free Cash Reserve Portfolio

Treasury Portfolio

PowerShares Actively Managed Exchange-Traded Fund Trust

PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

PowerShares Exchange-Traded Fund Trust

PowerShares India Exchange-Traded Fund Trust

**	Please note that PowerShares Exchange-Traded Fund Trust II is also distributed by Invesco Distributors, Inc., but is not included in this list because it is the registrant filing the N-1A.

(b)	The following are the Officers and Managers of Invesco Distributors, Inc., the Registrant’s underwriter.

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH REGISTRANT	POSITIONS AND OFFICES WITH UNDERWRITER
Peter S. Gallagher	None	Director & President
Eric P. Johnson	None	Executive Vice President
Karen Dunn Kelley	None	Executive Vice President
Gursh Kundan	None	Executive Vice President
Ben Utt	None	Executive Vice President
Dan Draper	None	Senior Vice President
Eliot Honaker	None	Senior Vice President
LuAnn S. Katz	None	Senior Vice President
Lyman Missimer III	None	Senior Vice President
Greg J. Murphy	None	Senior Vice President
David J. Nardecchia	None	Senior Vice President, Director of Marketing Communications
Miranda O’Keefe	None	Senior Vice President & Chief Compliance Officer
Gary K. Wendler	None	Senior Vice President, Director of Marketing Research & Analysis
John M. Zerr	Chief Legal Officer	Senior Vice President, Chief Legal Officer and Secretary
Annette J. Lege	None	Treasurer
Mark Gregson	None	Chief Financial Officer
Crissie M. Wisdom	Anti-Money Laundering Compliance Officer	Anti-Money Laundering Compliance Officer

*	The principal business address for all directors and executive officers is Invesco Distributors, Inc., 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

(c)	Not applicable.

Item 33.	Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are held in physical possession at the offices, as applicable, of : (1) the Registrant, (2) the Registrant’s investment adviser, (3) the Registrant’s custodian, and (4) the Registrant’s administrator.

1.	PowerShares Exchange-Traded Funds Trust II

3500 Lacey Road, Suite 700

Downers Grove, Illinois 60515

2.	Invesco PowerShares Capital Management LLC

3500 Lacey Road, Suite 700

Downers Grove, Illinois 60515

3.	The Bank of New York

101 Barclay Street

New York, New York 10286

4.	The Bank of New York

101 Barclay Street

New York, New York 10286

Item 34.	Management Services.

Not applicable.

Item 35.	Undertakings.

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Downers Grove and State of Illinois, on the 26th day of February, 2016.

PowerShares Exchange-Traded Fund Trust II

By:	/s/ Daniel E. Draper
Title:	Daniel E. Draper, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the dates indicated.

	SIGNATURE	TITLE	DATE

	/s/ Daniel E. Draper	President	February 26, 2016
Daniel E. Draper

	/s/ Steven M. Hill	Treasurer	February 26, 2016
Steven M. Hill

	/s/ Anna Paglia	Secretary	February 26, 2016
Anna Paglia

	*/s/ Ronn R. Bagge	Trustee	February 26, 2016
Ronn R. Bagge

	*/s/ Todd J. Barre	Trustee	February 26, 2016
Todd J. Barre

	*/s/ Kevin M. Carome	Trustee	February 26, 2016
Kevin M. Carome

	*/s/ Marc M. Kole	Trustee	February 26, 2016
Marc M. Kole

	*/s/ Yung Bong Lim	Trustee	February 26, 2016
Yung Bong Lim

	*/s/ Philip M. Nussbaum	Trustee	February 26, 2016
Philip M. Nussbaum

	*/s/ Gary R. Wicker	Trustee	February 26, 2016
Gary R. Wicker

	*/s/ Donald H. Wilson	Chairman and Trustee	February 26, 2016
Donald H. Wilson

*By:	/s/ Anna Paglia		February 26, 2016
Anna Paglia
Attorney-In-Fact

*	Anna Paglia signs pursuant to powers of attorney filed with Post-Effective Amendment Nos. 227 and 423 to the Trust’s Registration Statement and incorporated by reference herein.

Exhibit List

(h)	(3)	Form of Participant Agreement between Invesco Distributors, Inc. and the Participant,
	(4)	Form of Sublicense Agreement between the Registrant and Invesco PowerShares Capital Management LLC.
(i)		Consent of Counsel.
(j)		Consent of Independent Registered Public Accounting Firm.
(p)	(2)	Code of Ethics of Invesco Advisers, Inc. and Invesco Distributors, Inc.
	(3).	Code of Ethics of Invesco PowerShares Capital Management LLC